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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------
                                   FORM N-CSR


                               ----------------
             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-7852


                               ----------------
                            USAA MUTUAL FUNDS TRUST
               (Exact name of registrant as specified in charter)

                               ----------------
                            9800 Fredericksburg Road

                             San Antonio, TX 78288
             (Address of principal executive offices and zip code)


                               ----------------

  Name and address of agent for service:

  Daniel J. Mavico
  USAA Mutual Funds Trust
  9800 Fredericksburg Road
  San Antonio, TX 78288


       Registrant's telephone number, including area code: (210) 498-0226


                        Date of fiscal year end: July 31


                    Date of reporting period: July 31, 2016


ITEM 1. REPORTS TO STOCKHOLDERS.


USAA MUTUAL FUNDS TRUST - ANNUAL REPORTS FOR PERIOD ENDING July 31, 2016

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[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA SMALL CAP STOCK FUND]

 ==============================================================

         ANNUAL REPORT
         USAA SMALL CAP STOCK FUND
         FUND SHARES o INSTITUTIONAL SHARES
         JULY 31, 2016

 ==============================================================

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

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PRESIDENT'S MESSAGE

"... PLAN FOR A STRONGER FUTURE BY STAYING
FOCUSED ON THEIR LONG-TERM OBJECTIVES, USING        [PHOTO OF BROOKS ENGLEHARDT]
AN INVESTMENT PLAN THAT IS BASED ON THEIR
PERSONAL TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

SEPTEMBER 2016

Investors may be feeling a bit of whiplash as they look back over the reporting period ended July 31, 2016. Stocks and corporate bonds took a dive during the first half of the reporting period and then moved up sharply in the second half. Essentially, it was a tale of two markets.

In the first half of the reporting period, stocks and corporate bonds retreated on concerns about the global economy with worries about China's growth, a major catalyst. A key issue was the price of oil, which typically is a barometer of global economic growth expectations. Oil prices remained low amid persistent oversupply and weaker-than-expected demand. In mid-February 2016, stocks and corporate bonds reversed direction as investors appeared to overcome most of their previous fears about China and the broader global economy. The markets generally continued to advance during the second half of the reporting period as global central banks maintained lower-for-longer monetary policies and, in some cases, increased their ongoing stimulative measures. Although oil prices remained volatile, the prices of many other commodities rose. For the reporting period as a whole, U.S. stocks and corporate bonds posted modest gains while global stocks generally declined.

In the U.S. Treasury market, it was a slightly different story. During the first four months of the reporting period, longer-term yields edged up as positive economic trends and a pickup in inflation suggested that the Federal Reserve (the Fed) might raise short-term interest rates. As yields rose, prices--which move in the opposite direction--fell. In December 2015, the Fed ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%-- the first increase in nearly a decade. At the same time, Fed policymakers signaled that four interest rate increases may be on tap for 2016. The Fed has more influence over short-term interest rates than it has over longer-term interest rates. So despite the Fed's forecast, longer-term yields plunged in early 2016 as an increase in market volatility drove a safe-haven flight into U.S. Treasuries. Longer-term yields fell further in late March 2016 after the Fed lowered its previous forecast to two interest rate increases in 2016. In June 2016,

================================================================================

================================================================================

a weak U.S. jobs report and market volatility unleashed by the "Brexit" referendum (the United Kingdom's vote to leave the European Union) sent yields lower still. By the end of the reporting period, though some Fed policymakers noted that one interest rate increase was still possible, the markets were anticipating that no interest rate increases would occur in 2016. As a result of the sharp drop in yields, longer-term U.S. Treasuries were among the strongest-performing assets of the reporting period.

At USAA Investments, we have been saying for some time that Fed policymakers are likely to take a "lower-for-longer" approach to interest rate increases in order to avoid negatively affecting a U.S. economy that has struggled to build strong growth momentum. This view is supported, we believe, by the weak 1.2% gross domestic product growth recorded in the second quarter of 2016. Clearly, the United States economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to return to a normal rate of economic growth. We believe growth of the U.S. economy will continue to be low and slow throughout 2016 as it did in 2015.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation for the risks assumed. But it is important to remember that market conditions are always in fluctuation and time horizon matters. We believe that it is important for investors to plan for a stronger future by staying focused on their long-term objectives, using an investment plan that is based on their personal time horizon and risk tolerance. An investment plan can also keep investors from making hasty portfolio decisions based on market turmoil, and give them flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help you tailor your investment allocations to your long-term goals, time horizon, and tolerance for risk.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             12

    Report of Independent Registered
      Public Accounting Firm                                                  13

    Portfolio of Investments                                                  14

    Notes to Portfolio of Investments                                         27

    Financial Statements                                                      29

    Notes to Financial Statements                                             32

EXPENSE EXAMPLE                                                               48

ADVISORY AGREEMENT(S)                                                         50

TRUSTEES' AND OFFICERS' INFORMATION                                           58

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

209379-0916

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

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FUND OBJECTIVE

THE USAA SMALL CAP STOCK FUND (THE FUND) SEEKS LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of companies with small market capitalizations. This 80% policy may be changed upon at least 60 days' written notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company LLP           Granahan Investment Management, Inc.

    TIMOTHY J. McCORMACK, CFA                   GARY C. HATTON, CFA
    SHAUN F. PEDERSEN                           JANE M. WHITE
                                                JENNIFER M. PAWLOSKI
Cambiar Investors, LLC                          ANDREW L. BEJA, CFA

    BRIAN M. BARISH, CFA
    ANDREW P. BAUMBUSCH
    JEFFREY H. SUSMAN
    MARIA MENDELSBERG, CFA*
    ANNA (ANIA) A. ALDRICH, CFA
    TIMOTHY A. BERANEK
    COLIN M. DUNN, CFA

--------------------------------------------------------------------------------

o   HOW DID THE SMALL-CAP MARKET PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended July 31, 2016, small-cap stocks as measured by the Russell 2000 Index underperformed the broader U.S. market as measured by the S&P 500 Index. In mid-August of 2015, China unexpectedly devalued its currency, triggering concerns regarding global growth. Investor appetite for risk also was hindered by the European Central Bank's cut in its Eurozone growth and inflation outlook. In December 2015, after much anticipation, the Federal Reserve (the Fed) delivered its first interest rate increase since 2006. The market initially reacted positively, but remained volatile through year-end 2015 as investors digested the impact of the interest rate increase. The markets then began 2016 in "risk off " mode due to fears of economic slowdowns in the United States and China, continued dips in commodity prices, and

    * Effective April 2016, Maria Mendelsberg is no longer co-managing the Fund.

================================================================================

2  | USAA SMALL CAP STOCK FUND

================================================================================

    uncertainty over the pace of future interest rate increases by the Fed. In mid-February of 2016, the market turned up sharply and rallied through the first quarter 2016. On June 23, 2016, following a lengthy and at times bitter campaign, the United Kingdom voted to leave the European Union, which will likely mark a profound change in how it interacts with the rest of Europe. Immediately following the vote, global equities sold off sharply before quickly recovering most of their losses.

o HOW DID THE USAA SMALL CAP STOCK FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2016, the Fund Shares and Institutional Shares had total returns of -0.69% and -0.55%, respectively. This compares to returns of 0.00% for the Russell 2000(R) Index (the Index), 5.96% for the S&P SmallCap 600(R) Index, and 2.25% for the Lipper Small-Cap Core Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Wellington Management Company LLP (Wellington Management), Cambiar Investors, LLC (Cambiar), and Granahan Investment Management, Inc.
    (GIMI) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o HOW DID WELLINGTON MANAGEMENT'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    The Wellington Management portion of the Fund outperformed the Russell 2000 Value Index over the reporting period. Strong security

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    selection in health care, financials, and information technology drove the outperformance. Sector allocation, a residual of the portfolio's stock-by-stock selection process, detracted from relative performance during the reporting period. Underweight allocations to utilities and financials, as well as an overweight allocation to health care, detracted from performance. Top individual contributors during the reporting period included MedAssets, Inc.* (health care), a health care performance improvement company; Coherent, Inc. (information technology), a supplier of laser solutions; and RSP Permian, Inc. (energy), an oil and gas producer. Among the largest detractors were positions in Scorpio Tankers, Inc. (energy), an owner and operator of modern product tankers; Essendant, Inc. (industrials), a solution company for workplace essentials; and Stage Stores, Inc. (consumer discretionary), a retail company.

o   HOW DID CAMBIAR'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended July 31, 2016, the Cambiar portion of the portfolio underperformed the Russell 2000 Value Index. Stock selection in technology and health care was the largest contributor to underperformance. According to Cambiar, an underlying theme for performance of its portfolio is the ongoing "safe income" trade within the markets: In an ultra-low interest rate environment and with growth scarce, heavy investor demand for assumed "bond surrogates" has created an investment scenario that is generally not favorable for relative value investors. Many of these "bond surrogate" stocks, such as utilities, Real Estate Investment Trusts (REITs) and consumer staples, outperformed sharply yet trade near the upper bounds of their normalized valuation ranges, and do not meet Cambiar's investment criteria. Cambiar's portfolio continues to be constructed using a bottom-up, fundamental approach, selecting one security at a time. The portfolio remains balanced among sectors and its valuation appears inexpensive by many financial measures.

    * MedAssets, Inc. was sold out of the Fund prior to July 31, 2016.

================================================================================

4  | USAA SMALL CAP STOCK FUND

================================================================================

o   HOW DID GIMI's PORTION OF THE FUND PERFORM DURING THE PERIOD?

    The GIMI portion of the Fund outperformed its Russell 2000 Growth benchmark for the reporting period. The top performers during the reporting period were across all three LifeCycle categories - Special Situation and Core Growth issues led during the first half of the reporting period, while Pioneers were the top performers over the past six months. Strong stock selection in technology drove the outperformance (Pioneers names Gigamon, Inc., Demandware, Inc.*, and Core Growth name Perficient, Inc.). The portfolio's overweighting of the sector boosted relative performance. John Bean Technologies Corp. (producer durables, Special Situation) and Cynosure, Inc. "A" (health care, Core Growth) were also top absolute contributors. Stock selection in health care, energy and utilities was positive. An underweight in materials caused that sector to be GIMI's largest relative detractor from performance. Holdings that detracted included Pioneer health care names (Tetraphase Pharmaceuticals, Inc. and Esperion Therapeutics, Inc.), along with three producer durables holdings (Special Situation names Power Solutions International, Inc. and Celadon Group, Inc.*, and Core Growth holding Advisory Board Co.).

    Thank you for allowing us to help you with your investment needs.

    Small-cap investing is subject to the risk that small-cap companies may be more vulnerable to adverse business or economic developments. Such securities may be less liquid and more volatile. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

    *Demandware, Inc. and Celadon Group, Inc. were sold out of the Fund prior to July 31, 2016

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA SMALL CAP STOCK FUND SHARES (FUND SHARES)
(Ticker Symbol: USCAX)

--------------------------------------------------------------------------------
                                           7/31/16                  7/31/15
--------------------------------------------------------------------------------
Net Assets                              $586.5 Million          $835.3 Million
Net Asset Value Per Share                  $16.17                   $17.76

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                         10 YEARS
    -0.69%                          9.29%                            6.46%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/15*
--------------------------------------------------------------------------------
                                      1.16%
               (includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA SMALL CAP STOCK FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      S&P SMALLCAP 600       LIPPER SMALL-CAP          RUSSELL 2000           USAA SMALL CAP
                           INDEX             CORE FUNDS INDEX              INDEX             STOCK FUND SHARES
 7/31/2006              $10,000.00              $10,000.00              $10,000.00              $10,000.00
 8/31/2006               10,172.20               10,197.83               10,296.07               10,164.00
 9/30/2006               10,264.67               10,245.47               10,381.79               10,322.00
10/31/2006               10,772.92               10,741.14               10,979.55               10,822.00
11/30/2006               11,071.33               11,054.31               11,268.37               11,215.00
12/31/2006               11,069.67               11,072.18               11,306.10               11,202.00
 1/31/2007               11,297.57               11,270.02               11,495.30               11,468.00
 2/28/2007               11,236.25               11,295.35               11,404.09               11,491.00
 3/31/2007               11,424.64               11,419.82               11,526.17               11,734.00
 4/30/2007               11,679.31               11,745.72               11,733.21               12,060.00
 5/31/2007               12,216.95               12,252.70               12,213.75               12,584.00
 6/30/2007               12,016.88               12,128.73               12,035.08               12,386.00
 7/31/2007               11,410.46               11,493.13               11,211.94               11,605.00
 8/31/2007               11,624.33               11,537.69               11,466.07               11,772.00
 9/30/2007               11,797.58               11,783.95               11,662.88               11,885.00
10/31/2007               12,017.05               12,068.90               11,997.50               12,128.00
11/30/2007               11,125.18               11,260.33               11,136.01               11,240.00
12/31/2007               11,036.85               11,285.08               11,129.06               11,114.00
 1/31/2008               10,497.09               10,538.43               10,370.12               10,387.00
 2/29/2008               10,173.82               10,336.65                9,985.73                9,990.00
 3/31/2008               10,213.20               10,248.03               10,027.56                9,847.00
 4/30/2008               10,623.10               10,743.51               10,447.42               10,354.00
 5/31/2008               11,092.34               11,274.37               10,927.34               10,835.00
 6/30/2008               10,254.34               10,491.10               10,086.07               10,100.00
 7/31/2008               10,466.01               10,519.03               10,459.32               10,193.00
 8/31/2008               10,903.18               10,761.47               10,837.36               10,421.00
 9/30/2008               10,166.67                9,756.19                9,973.83                9,518.00
10/31/2008                8,118.37                7,676.11                7,898.98                7,634.00
11/30/2008                7,169.87                6,875.87                6,964.64                6,680.00
12/31/2008                7,607.30                7,269.02                7,368.87                7,102.00
 1/31/2009                6,641.14                6,613.41                6,549.30                6,333.00
 2/28/2009                5,845.90                5,905.90                5,753.40                5,682.00
 3/31/2009                6,326.11                6,436.83                6,266.99                6,223.00
 4/30/2009                7,430.44                7,453.39                7,235.76                7,043.00
 5/31/2009                7,550.19                7,801.13                7,453.91                7,229.00
 6/30/2009                7,658.53                7,867.47                7,563.39                7,314.00
 7/31/2009                8,449.30                8,562.15                8,291.83                8,024.00
 8/31/2009                8,642.64                8,824.86                8,529.59                8,252.00
 9/30/2009                9,087.52                9,356.75                9,021.55                8,700.00
10/31/2009                8,569.87                8,842.00                8,409.03                8,286.00
11/30/2009                8,793.47                9,148.35                8,673.00                8,514.00
12/31/2009                9,552.47                9,776.65                9,371.12                9,098.00
 1/31/2010                9,229.23                9,428.76                9,026.16                8,946.00
 2/28/2010                9,625.78                9,853.66                9,432.75                9,250.00
 3/31/2010               10,374.80               10,523.03               10,200.46                9,952.00
 4/30/2010               10,981.54               11,049.63               10,777.75               10,408.00
 5/31/2010               10,188.73               10,242.57                9,960.22                9,757.00
 6/30/2010                9,468.66                9,572.25                9,188.37                9,098.00
 7/31/2010               10,069.16               10,183.43                9,819.78                9,647.00
 8/31/2010                9,317.52                9,579.95                9,092.75                8,971.00
 9/30/2010               10,379.72               10,650.34               10,225.67               10,002.00
10/31/2010               10,821.39               11,034.70               10,644.12               10,425.00
11/30/2010               11,207.10               11,408.99               11,013.19               10,823.00
12/31/2010               12,065.52               12,289.92               11,887.72               11,601.00
 1/31/2011               12,083.82               12,300.19               11,857.09               11,559.00
 2/28/2011               12,616.39               12,909.98               12,507.35               12,058.00
 3/31/2011               12,996.01               13,229.67               12,831.49               12,380.00
 4/30/2011               13,333.78               13,553.07               13,170.32               12,812.00
 5/31/2011               13,213.66               13,300.35               12,923.39               12,592.00
 6/30/2011               12,974.70               13,049.03               12,625.44               12,380.00
 7/31/2011               12,558.40               12,655.26               12,169.09               11,999.00
 8/31/2011               11,594.84               11,680.88               11,110.35               10,983.00
 9/30/2011               10,401.84               10,379.97                9,864.86                9,730.00
10/31/2011               11,961.69               11,900.85               11,357.98               11,262.00
11/30/2011               12,037.23               11,855.89               11,316.58               11,262.00
12/31/2011               12,188.08               11,822.02               11,391.33               11,352.00
 1/31/2012               12,989.82               12,612.41               12,196.14               12,106.00
 2/29/2012               13,264.60               12,995.39               12,488.02               12,351.00
 3/31/2012               13,649.14               13,231.07               12,808.00               12,631.00
 4/30/2012               13,476.90               13,091.39               12,610.15               12,411.00
 5/31/2012               12,631.84               12,186.08               11,775.49               11,555.00
 6/30/2012               13,160.31               12,560.16               12,363.09               12,080.00
 7/31/2012               13,059.47               12,507.32               12,192.24               11,987.00
 8/31/2012               13,554.26               12,919.86               12,598.82               12,284.00
 9/30/2012               13,870.40               13,292.63               13,012.54               12,639.00
10/31/2012               13,588.80               13,143.38               12,730.24               12,377.00
11/30/2012               13,724.44               13,295.41               12,797.87               12,555.00
12/31/2012               14,177.83               13,706.12               13,253.80               13,037.00
 1/31/2013               14,997.10               14,527.80               14,083.39               13,808.00
 2/28/2013               15,208.20               14,692.72               14,238.75               13,990.00
 3/31/2013               15,852.39               15,330.15               14,896.20               14,535.00
 4/30/2013               15,810.25               15,248.56               14,841.47               14,301.00
 5/31/2013               16,497.63               15,812.28               15,434.65               14,985.00
 6/30/2013               16,473.56               15,686.29               15,355.69               14,933.00
 7/31/2013               17,601.12               16,694.38               16,430.34               15,816.00
 8/31/2013               17,172.31               16,194.97               15,908.47               15,357.00
 9/30/2013               18,241.57               17,148.41               16,923.49               16,240.00
10/31/2013               18,899.64               17,693.84               17,349.05               16,838.00
11/30/2013               19,749.30               18,319.26               18,044.12               17,530.00
12/31/2013               20,035.14               18,657.49               18,399.23               17,947.00
 1/31/2014               19,262.41               17,986.41               17,889.94               17,321.00
 2/28/2014               20,120.88               18,806.38               18,732.76               18,004.00
 3/31/2014               20,261.32               18,885.28               18,605.07               18,051.00
 4/30/2014               19,695.82               18,408.14               17,883.55               17,340.00
 5/31/2014               19,748.98               18,525.75               18,026.85               17,445.00
 6/30/2014               20,680.09               19,371.54               18,986.01               18,165.00
 7/31/2014               19,543.79               18,289.60               17,836.80               17,189.00
 8/31/2014               20,383.19               19,091.72               18,721.25               17,909.00
 9/30/2014               19,289.08               18,036.21               17,588.72               17,009.00
10/31/2014               20,656.30               19,022.54               18,748.15               17,899.00
11/30/2014               20,599.52               19,049.47               18,764.96               18,013.00
12/31/2014               21,188.19               19,421.28               19,299.76               18,426.00
 1/31/2015               20,447.76               18,723.04               18,678.96               17,673.00
 2/28/2015               21,680.64               19,841.52               19,787.86               18,999.00
 3/31/2015               22,028.07               20,149.82               20,132.60               19,168.00
 4/30/2015               21,515.86               19,761.32               19,619.16               18,871.00
 5/31/2015               21,845.49               20,032.67               20,067.07               19,158.00
 6/30/2015               22,070.30               20,125.95               20,217.34               19,391.00
 7/31/2015               21,883.31               19,920.80               19,982.37               18,840.00
 8/31/2015               20,750.47               18,879.31               18,726.66               17,789.00
 9/30/2015               20,024.45               18,093.11               17,807.88               16,845.00
10/31/2015               21,245.08               19,154.66               18,811.18               17,949.00
11/30/2015               21,814.10               19,614.84               19,423.08               18,373.00
12/31/2015               20,770.24               18,600.60               18,447.85               17,448.00
 1/31/2016               19,489.16               17,350.65               16,825.65               16,095.00
 2/29/2016               19,706.91               17,478.07               16,824.90               16,222.00
 3/31/2016               21,322.35               18,883.90               18,167.72               17,529.00
 4/30/2016               21,572.72               19,123.15               18,452.85               17,703.00
 5/31/2016               21,930.50               19,473.24               18,868.50               17,900.00
 6/30/2016               22,063.65               19,416.67               18,856.61               17,622.00
 7/31/2016               23,186.81               20,368.73               19,982.47               18,709.00

                                   [END CHART]

                       Data from 7/31/06 through 7/31/16.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Small-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund Shares to the following benchmarks:

o The unmanaged S&P SmallCap 600 Index is a market-value-weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

o The unmanaged Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Small-Cap Core Funds category.

o The unmanaged Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

================================================================================

8  | USAA SMALL CAP STOCK FUND

================================================================================

USAA SMALL CAP STOCK FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UISCX)

--------------------------------------------------------------------------------
                                           7/31/16                 7/31/15
--------------------------------------------------------------------------------
Net Assets                              $884.3 Million          $676.5 Million
Net Asset Value Per Share                  $16.30                   $17.89

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
    1 YEAR                    5 YEARS                 SINCE INCEPTION 8/01/08
    -0.55%                     9.58%                          8.18%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/15*
--------------------------------------------------------------------------------
                                      1.00%
               (includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                           USAA SMALL CAP STOCK
                      S&P SMALLCAP 600       LIPPER SMALL-CAP           RUSSELL 2000        FUND INSTITUTIONAL
                           INDEX             CORE FUNDS INDEX              INDEX                  SHARES
 7/31/2008              $10,000.00              $10,000.00              $10,000.00              $10,000.00
 8/31/2008               10,417.70               10,230.47               10,361.44               10,198.00
 9/30/2008                9,713.98                9,274.80                9,535.84                9,314.00
10/31/2008                7,756.89                7,297.35                7,552.10                7,471.00
11/30/2008                6,850.62                6,536.60                6,658.79                6,537.00
12/31/2008                7,268.57                6,910.35                7,045.27                6,953.00
 1/31/2009                6,345.43                6,287.09                6,261.69                6,198.00
 2/28/2009                5,585.61                5,614.49                5,500.74                5,559.00
 3/31/2009                6,044.43                6,119.22                5,991.78                6,098.00
 4/30/2009                7,099.59                7,085.63                6,918.00                6,903.00
 5/31/2009                7,214.01                7,416.20                7,126.57                7,094.00
 6/30/2009                7,317.52                7,479.27                7,231.25                7,169.00
 7/31/2009                8,073.09                8,139.67                7,927.69                7,882.00
 8/31/2009                8,257.82                8,389.42                8,155.02                8,106.00
 9/30/2009                8,682.88                8,895.07                8,625.37                8,546.00
10/31/2009                8,188.28                8,405.72                8,039.75                8,139.00
11/30/2009                8,401.93                8,696.95                8,292.12                8,372.00
12/31/2009                9,127.13                9,294.25                8,959.59                8,944.00
 1/31/2010                8,818.28                8,963.52                8,629.78                8,795.00
 2/28/2010                9,197.18                9,367.46                9,018.51                9,102.00
 3/31/2010                9,912.84               10,003.80                9,752.51                9,790.00
 4/30/2010               10,492.57               10,504.41               10,304.45               10,247.00
 5/31/2010                9,735.06                9,737.17                9,522.82                9,608.00
 6/30/2010                9,047.05                9,099.94                8,784.86                8,969.00
 7/31/2010                9,620.82                9,680.95                9,388.55                9,508.00
 8/31/2010                8,902.64                9,107.26                8,693.44                8,853.00
 9/30/2010                9,917.55               10,124.83                9,776.61                9,865.00
10/31/2010               10,339.55               10,490.22               10,176.69               10,288.00
11/30/2010               10,708.08               10,846.05               10,529.55               10,678.00
12/31/2010               11,528.28               11,683.51               11,365.68               11,459.00
 1/31/2011               11,545.77               11,693.27               11,336.39               11,417.00
 2/28/2011               12,054.63               12,272.98               11,958.10               11,918.00
 3/31/2011               12,417.34               12,576.89               12,268.00               12,234.00
 4/30/2011               12,740.08               12,884.33               12,591.95               12,660.00
 5/31/2011               12,625.30               12,644.08               12,355.87               12,451.00
 6/30/2011               12,396.98               12,405.16               12,070.99               12,243.00
 7/31/2011               11,999.22               12,030.82               11,634.69               11,868.00
 8/31/2011               11,078.56               11,104.52               10,622.44               10,867.00
 9/30/2011                9,938.69                9,867.80                9,431.64                9,632.00
10/31/2011               11,429.08               11,313.64               10,859.20               11,159.00
11/30/2011               11,501.26               11,270.90               10,819.62               11,159.00
12/31/2011               11,645.39               11,238.70               10,891.09               11,246.00
 1/31/2012               12,411.43               11,990.09               11,660.55               12,000.00
 2/29/2012               12,673.97               12,354.17               11,939.62               12,242.00
 3/31/2012               13,041.39               12,578.22               12,245.54               12,527.00
 4/30/2012               12,876.82               12,445.43               12,056.38               12,309.00
 5/31/2012               12,069.39               11,584.79               11,258.37               11,464.00
 6/30/2012               12,574.32               11,940.41               11,820.17               12,025.00
 7/31/2012               12,477.97               11,890.18               11,656.82               11,924.00
 8/31/2012               12,950.74               12,282.36               12,045.54               12,226.00
 9/30/2012               13,252.80               12,636.74               12,441.10               12,586.00
10/31/2012               12,983.74               12,494.85               12,171.19               12,326.00
11/30/2012               13,113.34               12,639.38               12,235.86               12,510.00
12/31/2012               13,546.54               13,029.83               12,671.76               12,990.00
 1/31/2013               14,329.34               13,810.97               13,464.93               13,755.00
 2/28/2013               14,531.04               13,967.75               13,613.46               13,936.00
 3/31/2013               15,146.54               14,573.72               14,242.04               14,486.00
 4/30/2013               15,106.27               14,496.16               14,189.71               14,263.00
 5/31/2013               15,763.05               15,032.07               14,756.85               14,942.00
 6/30/2013               15,740.06               14,912.30               14,681.35               14,891.00
 7/31/2013               16,817.40               15,870.64               15,708.80               15,777.00
 8/31/2013               16,407.69               15,395.88               15,209.86               15,321.00
 9/30/2013               17,429.34               16,302.27               16,180.30               16,207.00
10/31/2013               18,058.11               16,820.78               16,587.17               16,800.00
11/30/2013               18,869.94               17,415.35               17,251.72               17,497.00
12/31/2013               19,143.05               17,736.89               17,591.24               17,920.00
 1/31/2014               18,404.73               17,098.92               17,104.31               17,299.00
 2/28/2014               19,224.97               17,878.44               17,910.12               17,977.00
 3/31/2014               19,359.16               17,953.44               17,788.04               18,024.00
 4/30/2014               18,818.84               17,499.85               17,098.20               17,318.00
 5/31/2014               18,869.63               17,611.64               17,235.21               17,421.00
 6/30/2014               19,759.28               18,415.70               18,152.24               18,146.00
 7/31/2014               18,673.58               17,387.15               17,053.51               17,167.00
 8/31/2014               19,475.60               18,149.69               17,899.11               17,892.00
 9/30/2014               18,430.20               17,146.26               16,816.32               16,998.00
10/31/2014               19,736.55               18,083.93               17,924.84               17,892.00
11/30/2014               19,682.30               18,109.53               17,940.90               18,005.00
12/31/2014               20,244.76               18,462.99               18,452.22               18,416.00
 1/31/2015               19,537.29               17,799.21               17,858.68               17,668.00
 2/28/2015               20,715.28               18,862.50               18,918.89               18,996.00
 3/31/2015               21,047.24               19,155.58               19,248.48               19,164.00
 4/30/2015               20,557.84               18,786.25               18,757.59               18,869.00
 5/31/2015               20,872.79               19,044.22               19,185.83               19,164.00
 6/30/2015               21,087.59               19,132.89               19,329.50               19,407.00
 7/31/2015               20,908.93               18,937.86               19,104.85               18,859.00
 8/31/2015               19,826.52               17,947.76               17,904.29               17,794.00
 9/30/2015               19,132.83               17,200.35               17,025.85               16,866.00
10/31/2015               20,299.11               18,209.53               17,985.09               17,963.00
11/30/2015               20,842.80               18,647.00               18,570.12               18,395.00
12/31/2015               19,845.41               17,682.81               17,637.72               17,466.00
 1/31/2016               18,621.38               16,494.53               16,086.76               16,119.00
 2/29/2016               18,829.44               16,615.66               16,086.04               16,258.00
 3/31/2016               20,372.94               17,952.12               17,369.89               17,569.00
 4/30/2016               20,612.16               18,179.57               17,642.50               17,742.00
 5/31/2016               20,954.02               18,512.39               18,039.90               17,937.00
 6/30/2016               21,081.23               18,458.61               18,028.53               17,661.00
 7/31/2016               22,154.39               19,363.69               19,104.95               18,754.00

                                   [END CHART]

                       Data from 7/31/08 through 7/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the S&P SmallCap 600 Index, Lipper Small-Cap Core Funds Index, and Russell 2000 Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Small-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

10  | USAA SMALL CAP STOCK FUND

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/16 o
                                (% of Net Assets)

RSP Permian, Inc. ........................................................  1.3%
Diebold, Inc. ............................................................  1.3%
Albany International Corp. "A" ...........................................  1.3%
Mueller Industries, Inc. .................................................  1.2%
Belden, Inc. .............................................................  1.2%
DSW, Inc. "A" ............................................................  1.2%
G & K Services, Inc. "A" .................................................  1.0%
Webster Financial Corp. ..................................................  1.0%
Microsemi Corp. ..........................................................  0.9%
International Bancshares Corp. ...........................................  0.9%

                         o SECTOR ALLOCATION - 7/31/16 o

                        [PIE CHART OF SECTOR ALLOCATION]

INDUSTRIALS                                                                24.4%
FINANCIALS                                                                 18.7%
INFORMATION TECHNOLOGY                                                     18.6%
HEALTH CARE                                                                10.3%
CONSUMER DISCRETIONARY                                                      9.8%
MATERIALS                                                                   4.4%
CONSUMER STAPLES                                                            3.1%
ENERGY                                                                      3.1%
UTILITIES                                                                   1.4%
TELECOMMUNICATION SERVICES                                                  1.1%

                                   [END CHART]

* Excludes Money Market Instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 14-26.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2016:

     DIVIDEND RECEIVED              LONG-TERM
    DEDUCTION (CORPORATE           CAPITAL GAIN          QUALIFIED INTEREST
      SHAREHOLDERS)(1)            DISTRIBUTIONS(2)             INCOME
    -----------------------------------------------------------------------
          100%                     $106,299,000               $41,000
    -----------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

12  | USAA SMALL CAP STOCK FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SMALL CAP STOCK FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Small Cap Stock Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Small Cap Stock Fund at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 21, 2016

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (94.9%)

              COMMON STOCKS (94.9%)

              CONSUMER DISCRETIONARY (9.8%)
              -----------------------------
              APPAREL RETAIL (2.4%)
    727,730   Ascena Retail Group, Inc.*                                                      $    5,916
    236,944   Cato Corp. "A"                                                                       8,476
    720,460   DSW, Inc. "A"                                                                       17,478
    485,190   Stage Stores, Inc.                                                                   2,877
                                                                                              ----------
                                                                                                  34,747
                                                                                              ----------
              AUTO PARTS & EQUIPMENT (0.3%)
     37,200   Gentherm, Inc.*                                                                      1,249
    264,900   Modine Manufacturing Co.*                                                            2,543
                                                                                              ----------
                                                                                                   3,792
                                                                                              ----------
              AUTOMOTIVE RETAIL (2.2%)
    222,000   CST Brands, Inc.                                                                     9,928
    167,000   Group 1 Automotive, Inc.                                                            10,407
     19,000   Lithia Motors, Inc. "A"                                                              1,640
    265,000   Penske Automotive Group, Inc.                                                       10,499
                                                                                              ----------
                                                                                                  32,474
                                                                                              ----------
              BROADCASTING (0.1%)
     27,000   Nexstar Broadcasting Group, Inc. "A"                                                 1,365
                                                                                              ----------
              CABLE & SATELLITE (0.7%)
     19,700   Cable One, Inc.                                                                     10,320
                                                                                              ----------
              CASINOS & GAMING (0.2%)
    150,500   Boyd Gaming Corp.*                                                                   2,951
     12,000   Red Rock Resorts, Inc. "A"*                                                            276
                                                                                              ----------
                                                                                                   3,227
                                                                                              ----------
              CONSUMER ELECTRONICS (0.0%)
     33,200   ZAGG, Inc.*                                                                            210
                                                                                              ----------
              FOOTWEAR (0.8%)
    449,000   Wolverine World Wide, Inc.                                                          10,996
                                                                                              ----------

================================================================================

14  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              GENERAL MERCHANDISE STORES (0.6%)
    570,620   Fred's, Inc. "A"                                                                $    9,067
                                                                                              ----------
              HOUSEHOLD APPLIANCES (0.5%)
     46,310   Helen of Troy Ltd.*                                                                  4,613
     88,263   SodaStream International Ltd.*                                                       2,123
                                                                                              ----------
                                                                                                   6,736
                                                                                              ----------
              LEISURE FACILITIES (0.2%)
    120,600   ClubCorp Holdings, Inc.                                                              1,749
     11,200   Vail Resorts, Inc.                                                                   1,602
                                                                                              ----------
                                                                                                   3,351
                                                                                              ----------
              LEISURE PRODUCTS (0.0%)
     49,550   Callaway Golf Co.                                                                      530
                                                                                              ----------
              MOVIES & ENTERTAINMENT (0.2%)
     99,319   IMAX Corp.*                                                                          3,138
                                                                                              ----------
              RESTAURANTS (0.9%)
    223,000   Brinker International, Inc.                                                         10,512
      4,100   Buffalo Wild Wings, Inc.*                                                              689
     32,100   Dave & Buster's Entertainment*                                                       1,428
     76,840   Kona Grill, Inc.*                                                                      961
                                                                                              ----------
                                                                                                  13,590
                                                                                              ----------
              SPECIALIZED CONSUMER SERVICES (0.7%)
    334,000   Sotheby's                                                                           10,818
                                                                                              ----------
              Total Consumer Discretionary                                                       144,361
                                                                                              ----------
              CONSUMER STAPLES (3.1%)
              -----------------------
              DISTILLERS & VINTNERS (0.5%)
  1,969,303   C&C Group plc                                                                        7,935
                                                                                              ----------
              FOOD DISTRIBUTORS (0.8%)
    231,000   United Natural Foods, Inc.*                                                         11,545
                                                                                              ----------
              FOOD RETAIL (0.3%)
    341,000   Smart & Final Stores, Inc.*                                                          4,703
                                                                                              ----------
              HOUSEHOLD PRODUCTS (0.7%)
    204,000   Energizer Holdings, Inc.                                                            10,512
                                                                                              ----------
              PACKAGED FOODS & MEAT (0.8%)
    327,422   Cranswick plc                                                                       10,144
     92,910   Freshpet, Inc.*                                                                        812
                                                                                              ----------
                                                                                                  10,956
                                                                                              ----------
              Total Consumer Staples                                                              45,651
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              ENERGY (3.1%)
              -------------
              OIL & GAS EQUIPMENT & SERVICES (1.0%)
     18,970   Core Laboratories N.V.                                                          $    2,216
    255,800   Enservco Corp.*                                                                        176
    257,389   Era Group, Inc.*                                                                     2,260
    139,359   SEACOR Holdings, Inc.*                                                               7,877
    336,032   Tesco Corp.                                                                          2,221
                                                                                              ----------
                                                                                                  14,750
                                                                                              ----------
              OIL & GAS EXPLORATION & PRODUCTION (1.5%)
     23,000   Diamondback Energy, Inc.*                                                            2,019
    539,570   RSP Permian, Inc.*                                                                  19,397
                                                                                              ----------
                                                                                                  21,416
                                                                                              ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.6%)
    425,410   Dorian LPG Ltd.*                                                                     2,625
  1,313,020   Scorpio Tankers, Inc.                                                                6,250
                                                                                              ----------
                                                                                                   8,875
                                                                                              ----------
              Total Energy                                                                        45,041
                                                                                              ----------
              FINANCIALS (18.7%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.8%)
     19,620   Affiliated Managers Group, Inc.*                                                     2,880
     23,047   Financial Engines, Inc.                                                                608
    221,526   Harris & Harris Group, Inc.*                                                           341
    237,688   Safeguard Scientifics, Inc.*                                                         3,071
    269,967   Solar Capital Ltd.                                                                   5,467
                                                                                              ----------
                                                                                                  12,367
                                                                                              ----------
              CONSUMER FINANCE (0.8%)
    359,000   Air Lease Corp.                                                                     10,343
     61,711   PRA Group, Inc.*                                                                     1,719
                                                                                              ----------
                                                                                                  12,062
                                                                                              ----------
              INVESTMENT BANKING & BROKERAGE (0.1%)
    123,500   BGC Partners, Inc. "A"                                                               1,095
                                                                                              ----------
              LIFE & HEALTH INSURANCE (0.4%)
    123,600   Primerica, Inc.                                                                      6,367
                                                                                              ----------
              MULTI-LINE INSURANCE (0.4%)
    149,000   Kemper Corp.                                                                         5,106
                                                                                              ----------
              PROPERTY & CASUALTY INSURANCE (0.9%)
     49,430   James River Group Holdings                                                           1,664
      1,700   Kinsale Capital Group, Inc.*                                                            31

================================================================================

16  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    203,000   ProAssurance Corp.                                                              $   10,487
    125,554   State National Companies, Inc.                                                       1,371
                                                                                              ----------
                                                                                                  13,553
                                                                                              ----------
              REGIONAL BANKS (9.1%)
     34,900   Bank of the Ozarks, Inc.                                                             1,256
     92,400   Customers Bancorp, Inc.*                                                             2,378
     21,800   FCB Financial Holdings, Inc. "A"*                                                      762
    280,802   First Busey Corp.                                                                    6,327
    630,646   First Midwest Bancorp, Inc.                                                         11,774
    299,859   Flushing Financial Corp.                                                             6,690
    285,676   Great Western Bancorp, Inc.                                                          9,476
    316,230   Hancock Holding Co.                                                                  9,168
    488,000   Hilltop Holdings, Inc.*                                                             10,629
    630,000   Hope Bancorp, Inc.                                                                   9,683
    473,030   International Bancshares Corp.                                                      12,971
    298,470   MB Financial, Inc.                                                                  11,458
     96,077   Opus Bank                                                                            3,101
     61,400   Pacific Premier Bancorp, Inc.*                                                       1,483
    712,000   TCF Financial Corp.                                                                  9,676
     39,500   Texas Capital Bancshares, Inc.*                                                      1,917
    706,000   Umpqua Holdings Corp.                                                               10,752
    396,640   Webster Financial Corp.                                                             14,263
                                                                                              ----------
                                                                                                 133,764
                                                                                              ----------
              REINSURANCE (0.7%)
    865,480   Third Point Reinsurance Ltd.*                                                       10,896
                                                                                              ----------
              REITs - HOTEL & RESORT (0.8%)
    531,274   DiamondRock Hospitality Co.                                                          5,217
    483,280   Summit Hotel Properties, Inc.                                                        6,853
                                                                                              ----------
                                                                                                  12,070
                                                                                              ----------
              REITs - INDUSTRIAL (0.2%)
     83,000   STAG Industrial, Inc.                                                                2,107
                                                                                              ----------
              REITs - OFFICE (0.5%)
    222,980   Corporate Office Properties Trust                                                    6,680
                                                                                              ----------
              REITs - RESIDENTIAL (1.4%)
    336,000   Colony Starwood Homes                                                               11,008
    185,816   Education Realty Trust, Inc.                                                         8,945
                                                                                              ----------
                                                                                                  19,953
                                                                                              ----------
              REITs - SPECIALIZED (0.2%)
     53,149   QTS Realty Trust, Inc. "A"                                                           3,043
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SPECIALIZED FINANCE (1.0%)
    519,000   Aircastle Ltd.                                                                  $   11,532
     19,800   MarketAxess Holdings, Inc.                                                           3,201
                                                                                              ----------
                                                                                                  14,733
                                                                                              ----------
              THRIFTS & MORTGAGE FINANCE (1.4%)
     87,630   LendingTree, Inc.*                                                                   8,849
    779,890   Northwest Bancshares, Inc.                                                          11,628
                                                                                              ----------
                                                                                                  20,477
                                                                                              ----------
              Total Financials                                                                   274,273
                                                                                              ----------
              HEALTH CARE (10.3%)
              -------------------
              BIOTECHNOLOGY (1.3%)
     52,980   Acceleron Pharma, Inc.*                                                              1,797
     46,240   Alkermes plc*                                                                        2,307
    100,100   Cepheid, Inc.*                                                                       3,537
     51,200   Enanta Pharmaceuticals, Inc.*                                                        1,151
     35,280   Esperion Therapeutics, Inc.*                                                           383
    210,800   Exact Sciences Corp.*                                                                3,664
    117,400   Ironwood Pharmaceuticals, Inc.*                                                      1,659
     25,280   Ligand Pharmaceuticals, Inc.*                                                        3,410
     36,816   Sage Therapeutics, Inc.*                                                             1,652
      5,767   Trevena, Inc.*                                                                          36
         23   Zafgen, Inc.*                                                                            -
                                                                                              ----------
                                                                                                  19,596
                                                                                              ----------
              HEALTH CARE EQUIPMENT (1.8%)
     46,940   ABIOMED, Inc.*                                                                       5,537
    121,700   Cardiovascular Systems, Inc.*                                                        2,386
     56,410   CONMED Corp.                                                                         2,292
     82,912   Cutera, Inc.*                                                                          895
     48,756   Cynosure, Inc. "A"*                                                                  2,680
     31,800   DexCom, Inc.*                                                                        2,933
     52,865   Inogen, Inc.*                                                                        2,841
    112,201   LeMaitre Vascular, Inc.                                                              1,930
     46,910   Rockwell Medical, Inc.*                                                                378
    133,199   Zeltiq Aesthetics, Inc.*                                                             4,522
                                                                                              ----------
                                                                                                  26,394
                                                                                              ----------
              HEALTH CARE FACILITIES (0.4%)
     52,100   Acadia Healthcare Co., Inc.*                                                         2,944
     49,380   AmSurg Corp.*                                                                        3,704
                                                                                              ----------
                                                                                                   6,648
                                                                                              ----------

================================================================================

18  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HEALTH CARE SERVICES (0.4%)
    118,338   CorVel Corp.*                                                                   $    5,349
                                                                                              ----------
              HEALTH CARE SUPPLIES (1.2%)
    299,710   Haemonetics Corp.*                                                                   9,087
     42,212   ICU Medical, Inc.*                                                                   4,929
     20,900   Spectranetics Corp.*                                                                   485
     20,188   Vascular Solutions, Inc.*                                                              926
     36,600   West Pharmaceutical Services, Inc.                                                   2,938
                                                                                              ----------
                                                                                                  18,365
                                                                                              ----------
              HEALTH CARE TECHNOLOGY (1.7%)
    753,836   Allscripts Healthcare Solutions, Inc.*                                              10,644
    127,540   Evolent Health, Inc. "A"*                                                            3,002
     14,276   Medidata Solutions, Inc.*                                                              759
    812,000   Quality Systems, Inc.                                                                9,971
                                                                                              ----------
                                                                                                  24,376
                                                                                              ----------
              LIFE SCIENCES TOOLS & SERVICES (1.1%)
     15,150   Bio-Rad Laboratories, Inc. "A"*                                                      2,198
    100,160   Charles River Laboratories International, Inc.*                                      8,807
    235,452   Harvard Bioscience, Inc.*                                                              671
    451,906   NeoGenomics, Inc.*                                                                   3,941
                                                                                              ----------
                                                                                                  15,617
                                                                                              ----------
              MANAGED HEALTH CARE (1.1%)
    158,000   Magellan Health, Inc.*                                                              10,818
    107,660   Molina Healthcare, Inc.*                                                             6,116
                                                                                              ----------
                                                                                                  16,934
                                                                                              ----------
              PHARMACEUTICALS (1.3%)
    271,770   AcelRx Pharmaceuticals, Inc.*                                                          987
     70,690   Akorn, Inc.*                                                                         2,420
    126,100   Cempra, Inc.*                                                                        2,266
    501,753   Durect Corp.*                                                                          973
     90,111   Intersect ENT, Inc.*                                                                 1,427
    174,300   Nektar Therapeutics*                                                                 3,014
     21,000   Pacira Pharmaceuticals, Inc.*                                                          761
     68,560   Paratek Pharmaceuticals, Inc.*                                                         882
    161,850   Phibro Animal Health Corp. "A"                                                       3,339
    102,700   Supernus Pharmaceuticals, Inc.*                                                      2,282
     65,791   Tetraphase Pharmaceuticals, Inc.*                                                      265
                                                                                              ----------
                                                                                                  18,616
                                                                                              ----------
              Total Health Care                                                                  151,895
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INDUSTRIALS (24.4%)
              -------------------
              AEROSPACE & DEFENSE (0.8%)
    267,698   Cubic Corp.                                                                     $   10,933
     29,715   Taser International, Inc.*                                                             860
                                                                                              ----------
                                                                                                  11,793
                                                                                              ----------
              AIR FREIGHT & LOGISTICS (0.4%)
     67,500   Echo Global Logistics, Inc.*                                                         1,672
     99,400   Forward Air Corp.                                                                    4,600
                                                                                              ----------
                                                                                                   6,272
                                                                                              ----------
              AIRLINES (0.3%)
     90,350   Hawaiian Holdings, Inc.*                                                             4,114
     13,500   Spirit Airlines, Inc.*                                                                 577
                                                                                              ----------
                                                                                                   4,691
                                                                                              ----------
              BUILDING PRODUCTS (0.7%)
     38,870   Apogee Enterprises, Inc.                                                             1,817
      5,300   CaesarStone Ltd.*                                                                      199
  2,144,085   Tyman plc                                                                            8,371
                                                                                              ----------
                                                                                                  10,387
                                                                                              ----------
              CONSTRUCTION & ENGINEERING (1.1%)
    670,000   KBR, Inc.                                                                            9,394
    342,570   Primoris Services Corp.                                                              6,183
                                                                                              ----------
                                                                                                  15,577
                                                                                              ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.3%)
    148,177   Douglas Dynamics, Inc.                                                               3,971
                                                                                              ----------
              DIVERSIFIED SUPPORT SERVICES (1.9%)
    180,940   G & K Services, Inc. "A"                                                            14,513
    171,701   Matthews International Corp. "A"                                                    10,321
     71,625   Mobile Mini, Inc.                                                                    2,329
                                                                                              ----------
                                                                                                  27,163
                                                                                              ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (2.7%)
    155,000   EnerSys                                                                              9,664
    270,000   Generac Holdings, Inc.*                                                             10,204
    174,000   Regal-Beloit Corp.                                                                  10,616
    453,220   Thermon Group Holdings, Inc.*                                                        9,146
                                                                                              ----------
                                                                                                  39,630
                                                                                              ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.7%)
    115,094   Hudson Technologies, Inc.*                                                             566
    425,197   SP Plus Corp.*                                                                      10,218
                                                                                              ----------
                                                                                                  10,784
                                                                                              ----------

================================================================================

20  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HEAVY ELECTRICAL EQUIPMENT (0.4%)
    336,007   Babcock & Wilcox Enterprises, Inc.*                                             $    5,161
     68,268   Power Solutions International, Inc.*                                                 1,201
                                                                                              ----------
                                                                                                   6,362
                                                                                              ----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.2%)
     41,389   WageWorks, Inc.*                                                                     2,558
                                                                                              ----------
              INDUSTRIAL MACHINERY (5.7%)
    433,469   Albany International Corp. "A"                                                      18,349
    130,930   CIRCOR International, Inc.                                                           7,455
    238,767   ESCO Technologies, Inc.                                                             10,112
     42,500   John Bean Technologies Corp.                                                         2,844
     79,629   Kennametal, Inc.                                                                     1,980
    122,500   Kornit Digital Ltd.*                                                                 1,237
    402,406   Luxfer Holdings plc ADR                                                              4,869
    522,370   Mueller Industries, Inc.                                                            17,781
     52,550   Proto Labs, Inc.*                                                                    2,892
     37,714   RBC Bearings, Inc.*                                                                  2,867
     42,050   Tennant Co.                                                                          2,695
    589,924   TriMas Corp.*                                                                       10,542
                                                                                              ----------
                                                                                                  83,623
                                                                                              ----------
              MARINE (0.7%)
    194,000   Kirby Corp.*                                                                        10,571
                                                                                              ----------
              OFFICE SERVICES & SUPPLIES (2.4%)
  1,046,290   ACCO Brands Corp.*                                                                  11,760
    400,150   Essendant, Inc.                                                                      8,019
    596,000   Interface, Inc.                                                                     10,644
    361,490   Steelcase, Inc. "A"                                                                  5,242
                                                                                              ----------
                                                                                                  35,665
                                                                                              ----------
              RAILROADS (0.2%)
     43,400   Genesee & Wyoming, Inc. "A"*                                                         2,810
                                                                                              ----------
              RESEARCH & CONSULTING SERVICES (2.6%)
     24,800   Advisory Board Co.*                                                                  1,036
    156,000   CEB, Inc.                                                                            9,366
    292,640   FTI Consulting, Inc.*                                                               12,537
     97,730   Huron Consulting Group, Inc.*                                                        6,007
    337,606   Mistras Group, Inc.*                                                                 8,460
                                                                                              ----------
                                                                                                  37,406
                                                                                              ----------
              SECURITY & ALARM SERVICES (0.7%)
    332,000   Brink's Co.                                                                         10,896
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              TRADING COMPANIES & DISTRIBUTORS (2.6%)
    223,000   Beacon Roofing Supply, Inc.*                                                    $   10,485
    529,000   BMC Stock Holdings, Inc.*                                                           10,765
    215,850   GATX Corp.                                                                           9,655
     73,113   Kaman Corp.                                                                          3,156
     83,710   Rush Enterprises, Inc. "A"*                                                          1,924
    169,820   Titan Machinery, Inc.*                                                               1,904
                                                                                              ----------
                                                                                                  37,889
                                                                                              ----------
              Total Industrials                                                                  358,048
                                                                                              ----------
              INFORMATION TECHNOLOGY (18.6%)
              ------------------------------
              APPLICATION SOFTWARE (1.8%)
     42,723   BroadSoft, Inc.*                                                                     1,915
     52,600   Cadence Design Systems, Inc.*                                                        1,265
     43,700   Callidus Software, Inc.*                                                               897
     28,495   Digimarc Corp.*                                                                      1,037
     32,630   Ebix, Inc.                                                                           1,740
     42,039   Guidewire Software, Inc.*                                                            2,584
     12,600   Monotype Imaging Holdings, Inc.                                                        249
     20,680   Paycom Software, Inc.*                                                                 976
     15,452   Paylocity Holding Corp.*                                                               690
    100,028   PROS Holdings, Inc.*                                                                 1,859
     31,576   PTC, Inc.*                                                                           1,255
     18,800   Qlik Technologies, Inc.*                                                               568
     55,400   Synchronoss Technologies, Inc.*                                                      2,069
     13,250   Tyler Technologies, Inc.*                                                            2,160
     24,482   Ultimate Software Group, Inc.*                                                       5,119
     55,300   Zendesk, Inc.*                                                                       1,672
                                                                                              ----------
                                                                                                  26,055
                                                                                              ----------
              COMMUNICATIONS EQUIPMENT (0.6%)
    530,890   Aerohive Networks, Inc.*                                                             3,881
     74,844   Finisar Corp.*                                                                       1,404
     26,500   Infinera Corp.*                                                                        232
    148,065   RADWARE Ltd.*                                                                        1,823
    209,140   ShoreTel, Inc.*                                                                      1,535
                                                                                              ----------
                                                                                                   8,875
                                                                                              ----------
              DATA PROCESSING & OUTSOURCED SERVICES (1.3%)
    254,540   Cardtronics, Inc.*                                                                  11,197
     73,572   Euronet Worldwide, Inc.*                                                             5,611
     93,709   WNS Holdings Ltd. ADR*                                                               2,630
                                                                                              ----------
                                                                                                  19,438
                                                                                              ----------

================================================================================

22  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              ELECTRONIC COMPONENTS (1.3%)
    239,820   Belden, Inc.                                                                    $   17,557
    178,685   InvenSense, Inc.*                                                                    1,212
                                                                                              ----------
                                                                                                  18,769
                                                                                              ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (1.3%)
     59,040   Coherent, Inc.*                                                                      6,261
     13,022   FEI Co.                                                                              1,386
     24,750   OSI Systems, Inc.*                                                                   1,472
    524,000   VeriFone Systems, Inc.*                                                             10,040
                                                                                              ----------
                                                                                                  19,159
                                                                                              ----------
              ELECTRONIC MANUFACTURING SERVICES (0.4%)
    294,880   CTS Corp.                                                                            5,635
     10,280   IPG Photonics Corp.*                                                                   867
                                                                                              ----------
                                                                                                   6,502
                                                                                              ----------
              INTERNET SOFTWARE & SERVICES (1.4%)
    111,006   2U, Inc.*                                                                            3,883
     17,454   CoStar Group, Inc.*                                                                  3,629
     92,100   GTT Communications, Inc.*                                                            1,891
     25,870   Liquidity Services, Inc.*                                                              209
    186,300   LivePerson, Inc.*                                                                    1,243
     22,270   Mindbody, Inc. "A"*                                                                    391
     85,000   Pandora Media, Inc.*                                                                 1,156
     25,900   Shopify, Inc. "A"*                                                                     888
     72,911   SPS Commerce, Inc.*                                                                  4,617
     11,700   Stamps.com, Inc.*                                                                      887
      2,000   Twilio, Inc.*                                                                           81
     64,490   Wix.Com Ltd.*                                                                        2,296
                                                                                              ----------
                                                                                                  21,171
                                                                                              ----------
              IT CONSULTING & OTHER SERVICES (1.9%)
     14,100   EPAM Systems, Inc.*                                                                    990
    248,289   Forrester Research, Inc.                                                            10,162
    187,150   Perficient, Inc.*                                                                    4,159
    177,790   Science Applications International Corp.                                            10,803
     45,588   Virtusa Corp.*                                                                       1,240
                                                                                              ----------
                                                                                                  27,354
                                                                                              ----------
              SEMICONDUCTOR EQUIPMENT (0.7%)
    438,672   Brooks Automation, Inc.                                                              5,497
    116,400   Rudolph Technologies, Inc.*                                                          2,051
    154,798   Teradyne, Inc.                                                                       3,057
     13,200   Tessera Technologies, Inc.                                                             424
                                                                                              ----------
                                                                                                  11,029
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SEMICONDUCTORS (3.8%)
      8,200   Acacia Communications, Inc.*                                                    $      533
    120,913   Ceva, Inc.*                                                                          3,635
     13,000   Impinj, Inc.*                                                                          239
     67,496   Inphi Corp.*                                                                         2,374
    181,000   Intersil Corp. "A"                                                                   2,766
  1,309,000   Lattice Semiconductor Corp.*                                                         7,867
     71,343   Mellanox Technologies Ltd.*                                                          3,152
    349,200   Microsemi Corp.*                                                                    13,619
     19,839   Monolithic Power Systems, Inc.                                                       1,443
     22,400   Power Integrations, Inc.                                                             1,278
    752,000   Rambus, Inc.*                                                                       10,167
     28,442   Silicon Laboratories, Inc.*                                                          1,515
    144,000   Synaptics, Inc.*                                                                     7,481
                                                                                              ----------
                                                                                                  56,069
                                                                                              ----------
              SYSTEMS SOFTWARE (1.8%)
    174,700   Allot Communications Ltd.*                                                             851
      6,100   CyberArk Software Ltd.*                                                                344
     65,100   Fleetmatics Group plc*                                                               2,797
    128,116   Gigamon, Inc.*                                                                       5,986
     51,570   Imperva, Inc.*                                                                       2,430
    168,083   Infoblox, Inc.*                                                                      3,146
     43,674   Proofpoint, Inc.*                                                                    3,313
    100,300   Qualys, Inc.*                                                                        3,148
    109,700   Rapid7, Inc.*                                                                        1,534
     23,000   Red Hat, Inc.*                                                                       1,732
     24,210   Rubicon Project, Inc.*                                                                 342
     26,800   Secureworks Corp. "A"*                                                                 397
                                                                                              ----------
                                                                                                  26,020
                                                                                              ----------
              TECHNOLOGY DISTRIBUTORS (0.8%)
    272,640   ScanSource, Inc.*                                                                   11,186
                                                                                              ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.5%)
    673,900   Diebold, Inc.                                                                       19,031
     53,334   Nimble Storage, Inc.*                                                                  397
    143,280   Super Micro Computer, Inc.*                                                          3,087
                                                                                              ----------
                                                                                                  22,515
                                                                                              ----------
              Total Information Technology                                                       274,142
                                                                                              ----------
              MATERIALS (4.4%)
              ----------------
              COMMODITY CHEMICALS (1.3%)
    212,000   Cabot Corp.                                                                         10,322

================================================================================

24  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    638,000   Calgon Carbon Corp.                                                             $    8,805
                                                                                              ----------
                                                                                                  19,127
                                                                                              ----------
              FOREST PRODUCTS (0.6%)
    134,660   Deltic Timber Corp.                                                                  9,281
                                                                                              ----------
              METAL & GLASS CONTAINERS (0.6%)
    233,130   Greif, Inc. "A"                                                                      9,355
                                                                                              ----------
              PAPER PACKAGING (0.0%)
     35,311   Multi Packaging Solutions International Ltd.*                                          513
                                                                                              ----------
              PAPER PRODUCTS (0.8%)
    295,360   Schweitzer-Mauduit International, Inc.                                              11,167
                                                                                              ----------
              SPECIALTY CHEMICALS (1.1%)
     26,609   Quaker Chemical Corp.                                                                2,545
    174,664   Sensient Technologies Corp.                                                         12,896
                                                                                              ----------
                                                                                                  15,441
                                                                                              ----------
              Total Materials                                                                     64,884
                                                                                              ----------
              TELECOMMUNICATION SERVICES (1.1%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.3%)
     57,520   Cogent Communications Holdings, Inc.                                                 2,458
     24,400   Inteliquent, Inc.                                                                      502
    351,500   Vonage Holdings Corp.*                                                               2,084
                                                                                              ----------
                                                                                                   5,044
                                                                                              ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.8%)
    357,000   Telephone & Data Systems, Inc.                                                      11,242
                                                                                              ----------
              Total Telecommunication Services                                                    16,286
                                                                                              ----------
              UTILITIES (1.4%)
              ----------------
              GAS UTILITIES (1.4%)
    132,000   New Jersey Resources Corp.                                                           4,916
    101,730   Spire, Inc.                                                                          7,060
    118,870   WGL Holdings, Inc.                                                                   8,415
                                                                                              ----------
                                                                                                  20,391
                                                                                              ----------
              Total Utilities                                                                     20,391
                                                                                              ----------
              Total Common Stocks (cost: $1,138,801)                                           1,394,972
                                                                                              ----------

              RIGHTS (0.0%)

              HEALTH CARE (0.0%)
              ------------------
              BIOTECHNOLOGY (0.0%)
     72,450   Prosensa Holdings N.V.*(a),(b)                                                           -
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              PHARMACEUTICALS (0.0%)
    133,709   NuPathe, Inc.*(a),(b)                                                           $        -
                                                                                              ----------
              Total Health Care                                                                        -
                                                                                              ----------
              Total Rights (cost: $80)                                                                 -
                                                                                              ----------
              Total Equity Securities (cost: $1,138,881)                                       1,394,972
                                                                                              ----------

              MONEY MARKET INSTRUMENTS (5.3%)

              MONEY MARKET FUNDS (5.3%)
 78,583,009   State Street Institutional Liquid Reserves
                Fund Premier Class, 0.46%(c) (cost: $78,583)                                      78,583
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $1,217,464)                                            $1,473,555
                                                                                              ==========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                   LEVEL 1              LEVEL 2          LEVEL 3             TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                       $1,394,972                   $-               $-        $1,394,972
  Rights                                       -                    -                -                 -

Money Market Instruments:
  Money Market Funds                      78,583                    -                -            78,583
--------------------------------------------------------------------------------------------------------
Total                                 $1,473,555                   $-               $-        $1,473,555
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

--------------------------------------------------------------------------------------------------------
                                  RECONCILIATION OF LEVEL 3 INVESTMENTS
--------------------------------------------------------------------------------------------------------
                                                                                                  RIGHTS
--------------------------------------------------------------------------------------------------------
Balance as of July 31, 2015                                                                       $  152
Purchases                                                                                              -
Sales                                                                                                  -
Transfers into Level 3                                                                                 -
Transfers out of Level 3                                                                               -
Net realized gain (loss) on investments                                                                -
Change in net unrealized appreciation/(depreciation) of investments                                (152)
--------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                                                                       $    -
--------------------------------------------------------------------------------------------------------

For the period of August 1, 2015, through July 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

26  | USAA SMALL CAP STOCK FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT    Real estate investment trust

o   SPECIFIC NOTES

    (a) Security deemed illiquid by USAA Asset Management Company the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board).

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

    (b) Security was fair valued at July 31, 2016, by the Manager in accordance with valuation procedures approved by the Board.

    (c) Rate represents the money market fund annualized seven-day yield at July 31, 2016.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

28  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,217,464)                            $1,473,555
   Receivables:
       Capital shares sold                                                                           938
       USAA Transfer Agency Company (Note 6D)                                                          1
       Dividends and interest                                                                        633
       Securities sold                                                                            12,470
                                                                                              ----------
           Total assets                                                                        1,487,597
                                                                                              ----------
LIABILITIES
   Payables:
       Securities purchased                                                                        6,267
       Capital shares redeemed                                                                     9,650
   Accrued management fees                                                                           893
   Accrued transfer agent's fees                                                                      26
   Other accrued expenses and payables                                                               136
                                                                                              ----------
           Total liabilities                                                                      16,972
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $1,470,625
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $1,219,500
   Accumulated overdistribution of net investment income                                            (607)
   Accumulated net realized loss on investments                                                   (4,358)
   Net unrealized appreciation of investments                                                    256,091
   Net unrealized depreciation of foreign currency translations                                       (1)
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $1,470,625
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $586,438/36,267
           capital shares outstanding, no par value)                                          $    16.17
                                                                                              ==========
       Institutional Shares (net assets of $884,187/54,253
           capital shares outstanding, no par value)                                          $    16.30
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends (net of foreign taxes withheld of $10)                                          $   17,855
    Interest                                                                                         202
                                                                                              ----------
         Total income                                                                             18,057
                                                                                              ----------
EXPENSES
    Management fees                                                                               10,042
    Administration and servicing fees:
         Fund Shares                                                                                 993
         Institutional Shares                                                                        689
    Transfer agent's fees:
         Fund Shares                                                                               1,422
         Institutional Shares                                                                        689
    Custody and accounting fees:
         Fund Shares                                                                                 115
         Institutional Shares                                                                        116
    Postage:
         Fund Shares                                                                                  55
         Institutional Shares                                                                         29
    Shareholder reporting fees:
         Fund Shares                                                                                  36
         Institutional Shares                                                                         10
    Trustees' fees                                                                                    29
    Registration fees:
         Fund Shares                                                                                  40
         Institutional Shares                                                                         51
    Professional fees                                                                                117
    Other                                                                                             26
                                                                                              ----------
              Total expenses                                                                      14,459
    Expenses paid indirectly:
         Fund Shares                                                                                 (19)
         Institutional Shares                                                                        (19)
                                                                                              ----------
              Net expenses                                                                        14,421
                                                                                              ----------
NET INVESTMENT INCOME                                                                              3,636
                                                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
    Net realized gain (loss) on:
         Investments                                                                              20,135
         Foreign currency transactions                                                                (2)
    Change in net unrealized appreciation/(depreciation) of:
         Investments                                                                             (18,901)
         Foreign currency translations                                                                (1)
                                                                                              ----------
              Net realized and unrealized gain                                                     1,231
                                                                                              ----------
    Increase in net assets resulting from operations                                          $    4,867
                                                                                              ==========

See accompanying notes to financial statements

================================================================================

30  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------------
                                                                        2016                        2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                          $    3,636                  $    1,978
   Net realized gain on investments                                   20,135                      96,759
   Net realized loss on foreign currency transactions                     (2)                         (9)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                   (18,901)                     31,901
       Foreign currency translations                                      (1)                          2
                                                                  --------------------------------------
       Increase in net assets resulting from operations                4,867                     130,631
                                                                  --------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                    (2,353)                     (1,091)
       Institutional Shares                                           (2,311)                     (1,768)
                                                                  --------------------------------------
            Total distributions of net investment income              (4,664)                     (2,859)
                                                                  --------------------------------------
   Net realized gains:
       Fund Shares                                                   (62,875)                    (78,944)
       Institutional Shares                                          (43,424)                    (67,334)
                                                                  --------------------------------------
            Total distributions of net realized gains               (106,299)                   (146,278)
                                                                  --------------------------------------
       Distributions to shareholders                                (110,963)                   (149,137)
                                                                  --------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                      (142,528)                    136,242
   Institutional Shares                                              207,503                      22,347
                                                                  --------------------------------------
       Total net increase in net assets from capital
                share transactions                                    64,975                     158,589
                                                                  --------------------------------------
   Net increase (decrease) in net assets                             (41,121)                    140,083

NET ASSETS
   Beginning of year                                               1,511,746                   1,371,663
                                                                  --------------------------------------
   End of year                                                    $1,470,625                  $1,511,746
                                                                  ======================================
Accumulated undistributed (overdistribution of) net
   investment income:
   End of year                                                    $     (607)                 $      423
                                                                  ======================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Small Cap Stock Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of two classes of shares: Small Cap Stock Fund Shares (Fund Shares) and Small Cap Stock Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve

================================================================================

32  | USAA SMALL CAP STOCK FUND

================================================================================

from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

        to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of

================================================================================

34  | USAA SMALL CAP STOCK FUND

================================================================================

        each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category is primarily supported by using inputs such as the last quoted price of the discounted underlying security and other relevant information related to the security. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses

================================================================================

36  | USAA SMALL CAP STOCK FUND

================================================================================

    from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received.
    At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2016, brokerage commission recapture credits reduced the expenses of the Fund Shares and Institutional Shares by $19,000 each. Additionally, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum

================================================================================

38  | USAA SMALL CAP STOCK FUND

================================================================================

annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended July 31, 2016, the Fund paid CAPCO facility fees of $8,000, which represents 1.9% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated overdistribution of net investment income and decrease accumulated net realized income on investments by $2,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2016, and 2015, was as follows:

                                                    2016                 2015
                                               ---------------------------------
Ordinary income*                               $  4,664,000         $ 36,218,000
Long-term realized capital gain                 106,299,000          112,919,000
                                               ------------         ------------
  Total distributions paid                     $110,963,000         $149,137,000
                                               ============         ============

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

As of July 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                        1,562,000
Undistributed long-term capital gains                                 2,568,000
Unrealized appreciation of investments                              246,995,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and passive foreign investment company adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2016, were $678,258,000 and $722,683,000, respectively.

As of July 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $1,226,559,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2016, for federal income tax purposes, were $309,376,000 and $62,380,000 respectively, resulting in net unrealized appreciation of $246,996,000.

================================================================================

40  | USAA SMALL CAP STOCK FUND

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                      YEAR ENDED                     YEAR ENDED
                                                     JULY 31, 2016                  JULY 31, 2015
-------------------------------------------------------------------------------------------------------
                                                SHARES          AMOUNT          SHARES          AMOUNT
                                               --------------------------------------------------------
FUND SHARES:
Shares sold                                      6,196        $  96,523         10,405        $ 186,545
Shares issued from reinvested
  dividends                                      4,205           64,678          4,676           79,175
Shares redeemed                                (21,151)        (303,729)        (7,199)        (129,478)
                                               --------------------------------------------------------
Net increase (decrease) from
  capital share transactions                   (10,750)       $(142,528)         7,882        $ 136,242
                                               ========================================================

INSTITUTIONAL SHARES:
Shares sold                                     26,710        $ 376,976          7,682        $ 139,379
Shares issued from
  reinvested dividends                           2,952           45,726          4,048           69,079
Shares redeemed                                (13,229)        (215,199)       (10,195)        (186,111)
                                               --------------------------------------------------------
Net increase from capital
  share transactions                            16,433        $ 207,503          1,535        $  22,347
                                               ========================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Small-Cap Core Funds Index. The Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Small-Cap Core Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                         ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                      (IN BASIS POINTS)(1)
    --------------------------------------------------------------------------------
    +/- 100 to 400                                            +/- 4
    +/- 401 to 700                                            +/- 5
    +/- 701 and greater                                       +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class

================================================================================

42  | USAA SMALL CAP STOCK FUND

================================================================================

    outperforms the Lipper Small-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $10,042,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(72,000) and $(22,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.01%) and less than (0.01%), respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into Investment Subadvisory Agreements with Wellington Management Company LLP (Wellington Management), Cambiar Investors, LLC (Cambiar), and Granahan Investment Management, Inc. (GIMI), under which Wellington Management, Cambiar, and GIMI each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.70% of the Fund's average net assets for the first $300 million in assets that Wellington Management manages, plus 0.65% of the Fund's average net assets over $300 million that Wellington Management manages. For the year ended July 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management of $3,983,000.

    The Manager (not the Fund) pays Cambiar a subadvisory fee in the annual amount of 0.67% of the Fund's average net assets for the first $300 million in assets that Cambiar manages, plus 0.65% of the Fund's average net assets over $300 million that Cambiar manages. For the year ended July 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Cambiar of $3,117,000.

    The Manager (not the Fund) pays GIMI a subadvisory fee in the annual amount of 0.55% of the Fund's average net assets for the first $300 million in assets that GIMI manages, plus 0.52% of the Fund's average net assets over $300 million that GIMI manages. For the year ended July 31, 2016,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    the Manager incurred subadvisory fees with respect to the Fund, paid or payable to GIMI of $1,612,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2016, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $993,000 and $689,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2016, the Fund reimbursed the Manager $37,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2016, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,422,000 and $689,000, respectively. At July 31, 2016, the Fund Shares recorded a recievable of $1,000 for a SAS adjustment to capital gains payable.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on

================================================================================

44  | USAA SMALL CAP STOCK FUND

================================================================================

    a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                 0.2

Cornerstone Equity                                                       0.8

Target Retirement Income                                                 0.0*

Target Retirement 2020                                                   0.6

Target Retirement 2030                                                   2.1

Target Retirement 2040                                                   3.4

Target Retirement 2050                                                   1.9

Target Retirement 2060                                                   0.1

*Represents less than 0.1%


The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED JULY 31,
                                     ----------------------------------------------------------------
                                         2016          2015          2014          2013          2012
                                     ----------------------------------------------------------------
Net asset value at beginning
  of period                          $  17.77      $  18.14      $  18.27      $  14.15      $  14.17
                                     ----------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income (loss)            .02           .02          (.01)          .05           .02
  Net realized and unrealized
    gain (loss)                          (.22)         1.63          1.62          4.39          (.03)
                                     ----------------------------------------------------------------
Total from investment
  operations                             (.20)         1.65          1.61          4.44          (.01)
                                     ----------------------------------------------------------------
Less distributions from:
  Net investment income                  (.05)         (.02)            -          (.04)         (.01)
  Realized capital gains                (1.35)        (2.00)        (1.74)         (.28)            -
                                     ----------------------------------------------------------------
Total distributions                     (1.40)        (2.02)        (1.74)         (.32)         (.01)
                                     ----------------------------------------------------------------
Net asset value at
  end of period                      $  16.17      $  17.77      $  18.14      $  18.27      $  14.15
                                     ================================================================
Total return (%)*                        (.75)         9.67          8.68         31.94          (.10)
Net assets at end of
  period (000)                       $586,438      $835,256      $709,753      $645,220      $751,742
Ratios to average net assets:**
  Expenses (%)(a)                        1.15          1.15          1.14          1.25          1.28(b)
  Net investment income (loss) (%)        .18           .06          (.03)          .03           .16
Portfolio turnover (%)                     52            45            45            55            84(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $661,231,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                         (.00%)(+)     (.00%)(+)     (.01%)        (.00%)(+)     (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(b) Prior to December 1, 2011, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.40% of the Fund Shares' average net assets.
(c) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

46  | USAA SMALL CAP STOCK FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED JULY 31,
                                     ----------------------------------------------------------------
                                         2016          2015          2014          2013          2012
                                     ----------------------------------------------------------------
Net asset value at beginning
  of period                          $  17.89      $  18.24      $  18.34      $  14.24      $  14.23
                                     ----------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                   .07           .05           .03           .04(a)        .06
  Net realized and unrealized
    gain (loss)                          (.24)         1.65          1.61          4.46(a)        .00(b)
                                     ----------------------------------------------------------------
Total from investment
  operations                             (.17)         1.70          1.64          4.50(a)        .06
                                     ----------------------------------------------------------------
Less distributions from:
  Net investment income                  (.07)         (.05)            -          (.12)         (.05)
  Realized capital gains                (1.35)        (2.00)        (1.74)         (.28)            -
                                     ----------------------------------------------------------------
Total distributions                     (1.42)        (2.05)        (1.74)         (.40)         (.05)
                                     ----------------------------------------------------------------
Net asset value at end
  of period                          $  16.30      $  17.89      $  18.24      $  18.34      $  14.24
                                     ================================================================
Total return (%)*                        (.55)         9.85          8.81         32.31           .48
Net assets at end of
  period (000)                       $884,187      $676,490      $661,910      $601,624      $190,828
Ratios to average net assets:**
  Expenses (%)(c)                         .99           .99           .99          1.00           .99
  Net investment income (%)               .35           .22           .12           .23           .47
Portfolio turnover (%)                     52            45            45            55            84(d)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $690,400,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

EXPENSE EXAMPLE

July 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2016, through July 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

48  | USAA SMALL CAP STOCK FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING               ENDING             DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE        FEBRUARY 1, 2016-
                                        FEBRUARY 1, 2016        JULY 31, 2016          JULY 31, 2016
                                        --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $1,162.50                 $6.08

Hypothetical
  (5% return before expenses)               1,000.00               1,019.24                  5.67

INSTITUTIONAL SHARES
Actual                                      1,000.00               1,163.50                  5.22

Hypothetical
  (5% return before expenses)               1,000.00               1,020.04                  4.87

*Expenses are equal to the annualized expense ratio of 1.13% for Fund Shares and 0.97% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 16.25% for Fund Shares and 16.35% for Institutional Shares for the six-month period of February 1, 2016, through July 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  49

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements between the Manager and the Subadvisers with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and each Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the

================================================================================

50  | USAA SMALL CAP STOCK FUND

================================================================================

Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board

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52  | USAA SMALL CAP STOCK FUND

================================================================================

noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was equal to the median of its expense group and below the median of its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and below the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Board took into account management's discussion of the Fund's expenses. The Board also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and ten-year periods ended December 31, 2015, and was above the average of its performance universe and lower than its Lipper index for the five-year period ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, five-, and ten-year periods ended December 31, 2015. The Board took into account management's discussion of the Fund's performance, including the impact of market conditions on the Fund's performance.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also noted that the Manager also pays the subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current advisory fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in

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54  | USAA SMALL CAP STOCK FUND

================================================================================

relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of each Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that each Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2015, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the discussion of management regarding the factors that contributed to the performance of

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56  | USAA SMALL CAP STOCK FUND

================================================================================

the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

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58  | USAA SMALL CAP STOCK FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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60  | USAA SMALL CAP STOCK FUND

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

62  | USAA SMALL CAP STOCK FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

64  | USAA SMALL CAP STOCK FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby serves as the Funds' anti-money laundering compliance officer.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40054-0916                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                              [USAA INTERMEDIATE-TERM BOND FUND]

  ===============================================================

        ANNUAL REPORT
        USAA INTERMEDIATE-TERM BOND FUND
        FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
        JULY 31, 2016

  ===============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... PLAN FOR A STRONGER FUTURE BY STAYING
FOCUSED ON THEIR LONG-TERM OBJECTIVES, USING        [PHOTO OF BROOKS ENGLEHARDT]
AN INVESTMENT PLAN THAT IS BASED ON THEIR
PERSONAL TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

SEPTEMBER 2016

Investors may be feeling a bit of whiplash as they look back over the reporting period ended July 31, 2016. Stocks and corporate bonds took a dive during the first half of the reporting period and then moved up sharply in the second half. Essentially, it was a tale of two markets.

In the first half of the reporting period, stocks and corporate bonds retreated on concerns about the global economy with worries about China's growth, a major catalyst. A key issue was the price of oil, which typically is a barometer of global economic growth expectations. Oil prices remained low amid persistent oversupply and weaker-than-expected demand. In mid-February 2016, stocks and corporate bonds reversed direction as investors appeared to overcome most of their previous fears about China and the broader global economy. The markets generally continued to advance during the second half of the reporting period as global central banks maintained lower-for-longer monetary policies and, in some cases, increased their ongoing stimulative measures. Although oil prices remained volatile, the prices of many other commodities rose. For the reporting period as a whole, U.S. stocks and corporate bonds posted modest gains while global stocks generally declined.

In the U.S. Treasury market, it was a slightly different story. During the first four months of the reporting period, longer-term yields edged up as positive economic trends and a pickup in inflation suggested that the Federal Reserve (the Fed) might raise short-term interest rates. As yields rose, prices--which move in the opposite direction--fell. In December 2015, the Fed ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%-- the first increase in nearly a decade. At the same time, Fed policymakers signaled that four interest rate increases may be on tap for 2016. The Fed has more influence over short-term interest rates than it has over longer-term interest rates. So despite the Fed's forecast, longer-term yields plunged in early 2016 as an increase in market volatility drove a safe-haven flight into U.S. Treasuries. Longer-term yields fell further in late March 2016 after the Fed lowered its previous forecast to two interest rate increases in 2016. In June 2016,

================================================================================

================================================================================

a weak U.S. jobs report and market volatility unleashed by the "Brexit" referendum (the United Kingdom's vote to leave the European Union) sent yields lower still. By the end of the reporting period, though some Fed policymakers noted that one interest rate increase was still possible, the markets were anticipating that no interest rate increases would occur in 2016. As a result of the sharp drop in yields, longer-term U.S. Treasuries were among the strongest-performing assets of the reporting period.

At USAA Investments, we have been saying for some time that Fed policymakers are likely to take a "lower-for-longer" approach to interest rate increases in order to avoid negatively affecting a U.S. economy that has struggled to build strong growth momentum. This view is supported, we believe, by the weak 1.2% gross domestic product growth recorded in the second quarter of 2016. Clearly, the United States economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to return to a normal rate of economic growth. We believe growth of the U.S. economy will continue to be low and slow throughout 2016 as it did in 2015.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation for the risks assumed. But it is important to remember that market conditions are always in fluctuation and time horizon matters. We believe that it is important for investors to plan for a stronger future by staying focused on their long-term objectives, using an investment plan that is based on their personal time horizon and risk tolerance. An investment plan can also keep investors from making hasty portfolio decisions based on market turmoil, and give them flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help you tailor your investment allocations to your long-term goals, time horizon, and tolerance for risk.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            7

FINANCIAL INFORMATION

    Distributions to Shareholders                                             19

    Report of Independent Registered
      Public Accounting Firm                                                  20

    Portfolio of Investments                                                  21

    Notes to Portfolio of Investments                                         48

    Financial Statements                                                      54

    Notes to Financial Statements                                             58

EXPENSE EXAMPLE                                                               78

ADVISORY AGREEMENT(S)                                                         80

TRUSTEES' AND OFFICERS' INFORMATION                                           85

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

209375-0916

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA INTERMEDIATE-TERM BOND FUND (THE FUND) SEEKS HIGH CURRENT INCOME WITHOUT UNDUE RISK TO PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in a broad range of debt securities that have a dollar-weighted average portfolio maturity between three to 10 years. The Fund will invest primarily in investment-grade securities, but also may invest up to 10% of its net assets in below-investment-grade securities which are sometimes referred to as high-yield or "junk" bonds. The Fund's 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    R. MATTHEW FREUND, CFA
    JULIANNE BASS, CFA
    BRIAN W. SMITH, CFA, CPA
--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The collapse in commodity prices, concerns about slowing global economic growth, and uncertainty surrounding China dampened investor sentiment during the first half of the reporting period ended July 31, 2016. Investor aversion to risk increased dramatically, and volatility surged in the stock and corporate bond markets. In mid-February 2016, stocks and corporate bonds reversed direction as commodity prices rose and Chinese officials took action to stabilize China's currency. The corporate bond market also benefited from the heavy buying by foreign investors, who responded to the negative interest rates offered by certain Japanese and European government bonds by seeking higher yields in the U.S. The United Kingdom's vote to leave the European Union ("Brexit") led to a spike in volatility during late June 2016, but corporate bond prices had largely recovered by the end of the reporting period.

    Credit spreads (which are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) widened as volatility increased during the first part of the reporting period. Spreads are generally considered an indication of risk; the wider the spread, the greater the risk. The widening, which reached its peak in mid-February 2016, began in the energy sector as oil prices fell, but extended thereafter to the metals and mining, the shipping sectors, and beyond. As volatility subsided and commodity prices improved,

================================================================================

2  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                  o BARCLAYS U.S. AGGREGATE CREDIT INDEX o

               [CHART OF BARCLAYS U.S. AGGREGATE CREDIT INDEX]

                                                                 Average Option
   DATE                                                          Adjusted Spread
 7/31/2015                                                            1.46
  8/3/2015                                                            1.47
  8/4/2015                                                            1.47
  8/5/2015                                                            1.47
  8/6/2015                                                            1.48
  8/7/2015                                                            1.50
 8/10/2015                                                            1.50
 8/11/2015                                                            1.51
 8/12/2015                                                            1.53
 8/13/2015                                                            1.53
 8/14/2015                                                            1.52
 8/17/2015                                                            1.52
 8/18/2015                                                            1.52
 8/19/2015                                                            1.54
 8/20/2015                                                            1.55
 8/21/2015                                                            1.56
 8/24/2015                                                            1.60
 8/25/2015                                                            1.58
 8/26/2015                                                            1.58
 8/27/2015                                                            1.56
 8/28/2015                                                            1.56
 8/31/2015                                                            1.55
  9/1/2015                                                            1.57
  9/2/2015                                                            1.56
  9/3/2015                                                            1.56
  9/4/2015                                                            1.56
  9/8/2015                                                            1.55
  9/9/2015                                                            1.54
 9/10/2015                                                            1.54
 9/11/2015                                                            1.55
 9/14/2015                                                            1.52
 9/15/2015                                                            1.51
 9/16/2015                                                            1.50
 9/17/2015                                                            1.49
 9/18/2015                                                            1.50
 9/21/2015                                                            1.50
 9/22/2015                                                            1.51
 9/23/2015                                                            1.52
 9/24/2015                                                            1.53
 9/25/2015                                                            1.54
 9/28/2015                                                            1.57
 9/29/2015                                                            1.61
 9/30/2015                                                            1.60
 10/1/2015                                                            1.62
 10/2/2015                                                            1.62
 10/5/2015                                                            1.60
 10/6/2015                                                            1.59
 10/7/2015                                                            1.57
 10/8/2015                                                            1.56
 10/9/2015                                                            1.55
10/13/2015                                                            1.56
10/14/2015                                                            1.57
10/15/2015                                                            1.57
10/16/2015                                                            1.56
10/19/2015                                                            1.55
10/20/2015                                                            1.54
10/21/2015                                                            1.54
10/22/2015                                                            1.52
10/23/2015                                                            1.50
10/26/2015                                                            1.49
10/27/2015                                                            1.50
10/28/2015                                                            1.50
10/29/2015                                                            1.50
10/30/2015                                                            1.50
 11/2/2015                                                            1.50
 11/3/2015                                                            1.48
 11/4/2015                                                            1.46
 11/5/2015                                                            1.46
 11/6/2015                                                            1.46
 11/9/2015                                                            1.45
11/10/2015                                                            1.46
11/12/2015                                                            1.46
11/13/2015                                                            1.47
11/16/2015                                                            1.47
11/17/2015                                                            1.47
11/18/2015                                                            1.47
11/19/2015                                                            1.46
11/20/2015                                                            1.46
11/23/2015                                                            1.46
11/24/2015                                                            1.47
11/25/2015                                                            1.47
11/27/2015                                                            1.47
11/30/2015                                                            1.47
 12/1/2015                                                            1.47
 12/2/2015                                                            1.47
 12/3/2015                                                            1.47
 12/4/2015                                                            1.47
 12/7/2015                                                            1.48
 12/8/2015                                                            1.49
 12/9/2015                                                            1.50
12/10/2015                                                            1.50
12/11/2015                                                            1.54
12/14/2015                                                            1.57
12/15/2015                                                            1.58
12/16/2015                                                            1.55
12/17/2015                                                            1.55
12/18/2015                                                            1.57
12/21/2015                                                            1.57
12/22/2015                                                            1.56
12/23/2015                                                            1.56
12/24/2015                                                            1.57
12/28/2015                                                            1.56
12/29/2015                                                            1.56
12/30/2015                                                            1.55
12/31/2015                                                            1.55
  1/4/2016                                                            1.57
  1/5/2016                                                            1.56
  1/6/2016                                                            1.57
  1/7/2016                                                            1.60
  1/8/2016                                                            1.60
 1/11/2016                                                            1.60
 1/12/2016                                                            1.62
 1/13/2016                                                            1.64
 1/14/2016                                                            1.67
 1/15/2016                                                            1.70
 1/19/2016                                                            1.72
 1/20/2016                                                            1.78
 1/21/2016                                                            1.80
 1/22/2016                                                            1.77
 1/25/2016                                                            1.78
 1/26/2016                                                            1.79
 1/27/2016                                                            1.80
 1/28/2016                                                            1.81
 1/29/2016                                                            1.81
  2/1/2016                                                            1.83
  2/2/2016                                                            1.86
  2/3/2016                                                            1.87
  2/4/2016                                                            1.87
  2/5/2016                                                            1.87
  2/8/2016                                                            1.91
  2/9/2016                                                            1.95
 2/10/2016                                                            1.95
 2/11/2016                                                            2.00
 2/12/2016                                                            2.00
 2/16/2016                                                            1.95
 2/17/2016                                                            1.94
 2/18/2016                                                            1.92
 2/19/2016                                                            1.92
 2/22/2016                                                            1.89
 2/23/2016                                                            1.88
 2/24/2016                                                            1.89
 2/25/2016                                                            1.88
 2/26/2016                                                            1.85
 2/29/2016                                                            1.84
  3/1/2016                                                            1.80
  3/2/2016                                                            1.77
  3/3/2016                                                            1.76
  3/4/2016                                                            1.74
  3/7/2016                                                            1.72
  3/8/2016                                                            1.72
  3/9/2016                                                            1.71
 3/10/2016                                                            1.68
 3/11/2016                                                            1.64
 3/14/2016                                                            1.60
 3/15/2016                                                            1.60
 3/16/2016                                                            1.60
 3/17/2016                                                            1.59
 3/18/2016                                                            1.58
 3/21/2016                                                            1.56
 3/22/2016                                                            1.54
 3/23/2016                                                            1.54
 3/24/2016                                                            1.55
 3/28/2016                                                            1.55
 3/29/2016                                                            1.56
 3/30/2016                                                            1.55
 3/31/2016                                                            1.54
  4/1/2016                                                            1.55
  4/4/2016                                                            1.54
  4/5/2016                                                            1.55
  4/6/2016                                                            1.54
  4/7/2016                                                            1.54
  4/8/2016                                                            1.54
 4/11/2016                                                            1.54
 4/12/2016                                                            1.52
 4/13/2016                                                            1.51
 4/14/2016                                                            1.49
 4/15/2016                                                            1.49
 4/18/2016                                                            1.48
 4/19/2016                                                            1.46
 4/20/2016                                                            1.43
 4/21/2016                                                            1.41
 4/22/2016                                                            1.40
 4/25/2016                                                            1.39
 4/26/2016                                                            1.38
 4/27/2016                                                            1.38
 4/28/2016                                                            1.38
 4/29/2016                                                            1.39
  5/2/2016                                                            1.39
  5/3/2016                                                            1.40
  5/4/2016                                                            1.42
  5/5/2016                                                            1.43
  5/6/2016                                                            1.43
  5/9/2016                                                            1.44
 5/10/2016                                                            1.44
 5/11/2016                                                            1.44
 5/12/2016                                                            1.44
 5/13/2016                                                            1.44
 5/16/2016                                                            1.43
 5/17/2016                                                            1.43
 5/18/2016                                                            1.43
 5/19/2016                                                            1.43
 5/20/2016                                                            1.44
 5/23/2016                                                            1.44
 5/24/2016                                                            1.44
 5/25/2016                                                            1.42
 5/26/2016                                                            1.41
 5/27/2016                                                            1.41
 5/31/2016                                                            1.41
  6/1/2016                                                            1.41
  6/2/2016                                                            1.42
  6/3/2016                                                            1.43
  6/6/2016                                                            1.42
  6/7/2016                                                            1.42
  6/8/2016                                                            1.41
  6/9/2016                                                            1.41
 6/10/2016                                                            1.43
 6/13/2016                                                            1.45
 6/14/2016                                                            1.48
 6/15/2016                                                            1.48
 6/16/2016                                                            1.48
 6/17/2016                                                            1.48
 6/20/2016                                                            1.44
 6/21/2016                                                            1.43
 6/22/2016                                                            1.43
 6/23/2016                                                            1.40
 6/24/2016                                                            1.50
 6/27/2016                                                            1.51
 6/28/2016                                                            1.50
 6/29/2016                                                            1.48
 6/30/2016                                                            1.47
  7/1/2016                                                            1.46
  7/5/2016                                                            1.46
  7/6/2016                                                            1.46
  7/7/2016                                                            1.44
  7/8/2016                                                            1.43
 7/11/2016                                                            1.41
 7/12/2016                                                            1.38
 7/13/2016                                                            1.37
 7/14/2016                                                            1.36
 7/15/2016                                                            1.36
 7/18/2016                                                            1.35
 7/19/2016                                                            1.35
 7/20/2016                                                            1.35
 7/21/2016                                                            1.34
 7/22/2016                                                            1.34
 7/25/2016                                                            1.34
 7/26/2016                                                            1.35
 7/27/2016                                                            1.36
 7/28/2016                                                            1.37
 7/29/2016                                                            1.38

                                 [END CHART]

    spreads narrowed, finishing the reporting period about where they started. Credit spreads based on the Barclays U.S. Aggregate Bond Index began the period at 146 basis points, widened to 200 basis points on February 11, 2016, and ended the period at 138 basis points. (A basis point is 1/100th of a percent.)

    Shorter-term interest rates, which are generally correlated to action by the Federal Reserve (the Fed) action, rose during the reporting period. In December 2015, the Fed raised the federal funds target rate by 0.25% to a range of between 0.25% and 0.50%. In its policy statement, the Fed indicated that it intended to proceed gradually with interest rate increases based on the performance of the U.S. economy, but signaled the potential for four interest rate increases during 2016. However, amid mixed economic data and global uncertainty, the Fed policymakers grew more dovish and suggested in March 2016 that

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    only two interest rate increases were likely in 2016. A disappointing U.S. employment report in June 2016, along with Brexit-related volatility, led the Fed to cut that projection to one interest rate increase. By the end of the reporting period, market expectations for an interest rate increase in 2016 had fallen to less than 50 percent. While the short end of the yield curve rose during the reporting period overall, the longer end flattened as interest rates on bonds with maturities beyond two years fell. The yield on the bellwether 10-year U.S. Treasury dropped from 2.18% on July 31, 2015 to 1.45% on July 29, 2016, the last trading day of the reporting period.

                          o U.S. TREASURY YIELD CURVE o

                      [CHART OF U.S. TREASURY YIELD CURVE]

                  YIELD (MID CONVENTIONAL %)
                -----------------------------                YIELD
Maturity        7/31/2015           7/31/2016       (CHANGE IN BASIS POINTS)
 1M               0.025               0.18                   15.5
 3M               0.064               0.256                  19.3
 6M               0.145               0.368                  22.3
 1Y               0.313               0.491                  17.8
 2Y               0.663               0.657                  -0.5
 3Y               0.973               0.749                 -22.5
 5Y               1.53                1.025                 -50.5
 7Y               1.915               1.289                 -62.6
10Y               2.181               1.454                 -72.7
30Y               2.907               2.183                 -72.4

                                 [END CHART]

Source: Bloomberg Finance L.P.

================================================================================

4  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

o HOW DID THE USAA INTERMEDIATE-TERM BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended July 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of 5.55%, 5.72%, and 5.19%, respectively. This compares to returns of 5.94% for the Barclays U.S. Aggregate Bond Index (the Index) and 5.81% for the Lipper Index*. At the same time, the Fund Shares, Institutional Shares, and Adviser Shares provided a one-year dividend yield of 3.95%, 4.01%, and 3.71%, respectively, compared to 2.76% for the Lipper Core Plus Bond Funds Average.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The Manager provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to focus on generating an attractive yield with an acceptable level of price volatility. In addition, we sought to manage the Fund's sensitivity to interest rates by maintaining a neutral duration position relative to the Lipper peer group. (Duration is a measure of a portfolio's interest-rate sensitivity.) This resulted in a bias toward longer-term U.S. Treasuries, which generally performed well during the reporting period, helping the portfolio to outpace both the Index and the Lipper peer group.

    Relative to the Index, the Fund benefited from its overweight in corporate bonds and its underweight position in mortgage-backed securities and U.S. Treasuries. Within corporate bonds, overweight

    *The Lipper Index tracks the performance of funds that invest primarily in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.
    SOURCE: LIPPER, A THOMSON REUTERS COMPANY.

    Refer to page 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    positions in the transportation and consumer non-cyclical sectors contributed positively to relative performance. Holdings of municipal bonds and agricultural-related preferred stock also added to relative returns. Neither municipal bonds nor preferred stock are represented in the Index. These results were offset somewhat by selection among insurance hybrid securities, which suffered as longer-term interest rates fell.

    We continued to seek relative values across the fixed-income market during the reporting period. Our team of analysts help us evaluate each potential investment individually, rather than on the basis of thematic trends. We seek ideas where our fundamental understanding of an investment's credit risk is different than the market, building the Fund's portfolio bond-by-bond through fundamental bottom-up analysis. During the reporting period, we fine-tuned some of the Fund's positions in hybrid securities and in the energy sector, as well as its holdings in the metals and mining sector. In addition, because times were uncertain, we continued to place an emphasis on liquidity in the portfolio. We believe liquidity strategy helps to prevent the Fund from being forced to sell securities in the event of investment outflows.

    Our analysts continued to analyze and monitor every holding in the Fund's portfolio. We are committed to building a portfolio that is diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the Fund's positions in any one issuer.

    Thank you for allowing us to help you with your investment needs.

    Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

================================================================================

6  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

INVESTMENT OVERVIEW

USAA INTERMEDIATE-TERM BOND FUND SHARES (FUND SHARES) (Ticker Symbol: USIBX)

--------------------------------------------------------------------------------
                                               7/31/16              7/31/15
--------------------------------------------------------------------------------
Net Assets                                      $1.8 Billion      $2.1 Billion
Net Asset Value Per Share                          $10.71            $10.58
Dollar-Weighted Average Portfolio Maturity(+)     7.1 Years         7.3 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
  1 YEAR                             5 YEARS                          10 YEARS
  5.55%                               4.74%                             6.13%

--------------------------------------------------------------------------------
 30-DAY SEC YIELD* AS OF 7/31/16                  EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------
            3.20%                                            0.68%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED JULY 31, 2016

--------------------------------------------------------------------------------
              TOTAL RETURN      =     DIVIDEND RETURN        +     PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS          6.13%         =          5.21%             +         0.92%
 5 YEARS          4.74%         =          4.46%             +         0.28%
 1 YEAR           5.55%         =          4.32%             +         1.23%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JULY 31, 2007-JULY 31, 2016

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                        TOTAL                DIVIDEND          CHANGE IN
                        RETURN                RETURN          SHARE PRICE
7/31/2007                5.46%                 5.05%              0.41%
7/31/2008               -0.08%                 5.30%             -5.38%
7/31/2009                2.71%                 6.89%             -4.18%
7/31/2010               20.30%                 6.97%             13.33%
7/31/2011               10.44%                 5.70%              4.74%
7/31/2012                7.27%                 5.29%              1.98%
7/31/2013                4.08%                 4.43%             -0.35%
7/31/2014                6.37%                 4.38%              1.99%
7/31/2015                0.58%                 3.91%             -3.33%
7/31/2016                5.55%                 4.32%              1.23%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

8  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   USAA INTERMEDIATE-                             BARCLAYS U.S.
                       TERM BOND                                 AGGREGATE BOND
                      FUND SHARES          LIPPER INDEX              INDEX
 7/31/2006            $10,000.00            $10,000.00            $10,000.00
 8/31/2006             10,153.00             10,150.33             10,153.08
 9/30/2006             10,268.00             10,235.27             10,242.27
10/31/2006             10,339.00             10,304.41             10,310.02
11/30/2006             10,465.00             10,423.75             10,429.63
12/31/2006             10,413.00             10,374.93             10,369.10
 1/31/2007             10,422.00             10,364.39             10,364.85
 2/28/2007             10,591.00             10,532.21             10,524.67
 3/31/2007             10,584.00             10,528.58             10,524.99
 4/30/2007             10,648.00             10,581.57             10,581.75
 5/31/2007             10,556.00             10,491.82             10,501.55
 6/30/2007             10,531.00             10,449.06             10,470.49
 7/31/2007             10,546.00             10,506.69             10,557.83
 8/31/2007             10,628.00             10,601.48             10,687.23
 9/30/2007             10,702.00             10,714.98             10,768.30
10/31/2007             10,769.00             10,785.28             10,865.03
11/30/2007             10,830.00             10,924.77             11,060.42
12/31/2007             10,813.00             10,938.02             11,091.49
 1/31/2008             10,860.00             11,120.50             11,277.80
 2/29/2008             10,779.00             11,064.88             11,293.46
 3/31/2008             10,715.00             10,950.33             11,331.99
 4/30/2008             10,697.00             11,007.45             11,308.31
 5/31/2008             10,727.00             10,921.18             11,225.39
 6/30/2008             10,643.00             10,830.43             11,216.31
 7/31/2008             10,537.00             10,726.50             11,207.16
 8/31/2008             10,536.00             10,790.71             11,313.53
 9/30/2008             10,121.00             10,454.81             11,161.57
10/31/2008              9,421.00             10,065.73             10,898.11
11/30/2008              9,241.00             10,049.16             11,252.84
12/31/2008              9,137.00             10,422.99             11,672.67
 1/31/2009              9,170.00             10,407.20             11,569.68
 2/28/2009              9,109.00             10,290.68             11,526.01
 3/31/2009              9,294.00             10,485.24             11,686.24
 4/30/2009              9,517.00             10,666.23             11,742.11
 5/31/2009             10,160.00             10,921.83             11,827.28
 6/30/2009             10,449.00             11,053.16             11,894.55
 7/31/2009             10,827.00             11,373.62             12,086.41
 8/31/2009             11,172.00             11,536.06             12,211.55
 9/30/2009             11,538.00             11,747.24             12,339.83
10/31/2009             11,747.00             11,854.19             12,400.76
11/30/2009             11,914.00             12,000.78             12,561.31
12/31/2009             11,956.00             11,913.59             12,364.96
 1/31/2010             12,296.00             12,128.82             12,553.84
 2/28/2010             12,381.00             12,189.94             12,600.72
 3/31/2010             12,570.00             12,257.96             12,585.23
 4/30/2010             12,811.00             12,428.05             12,716.24
 5/31/2010             12,665.00             12,433.35             12,823.24
 6/30/2010             12,780.00             12,633.94             13,024.33
 7/31/2010             13,021.00             12,808.61             13,163.29
 8/31/2010             13,245.00             13,001.43             13,332.66
 9/30/2010             13,435.00             13,078.38             13,346.87
10/31/2010             13,636.00             13,157.36             13,394.40
11/30/2010             13,602.00             13,053.91             13,317.41
12/31/2010             13,564.00             12,940.21             13,173.80
 1/31/2011             13,739.00             13,008.56             13,189.13
 2/28/2011             13,853.00             13,061.72             13,222.13
 3/31/2011             13,917.00             13,077.19             13,229.43
 4/30/2011             14,143.00             13,270.72             13,397.37
 5/31/2011             14,310.00             13,411.00             13,572.20
 6/30/2011             14,197.00             13,345.76             13,532.47
 7/31/2011             14,379.00             13,532.65             13,747.20
 8/31/2011             14,238.00             13,588.84             13,948.05
 9/30/2011             14,115.00             13,557.29             14,049.51
10/31/2011             14,312.00             13,670.02             14,064.60
11/30/2011             14,250.00             13,582.23             14,052.40
12/31/2011             14,425.00             13,753.07             14,206.85
 1/31/2012             14,689.00             13,987.99             14,331.60
 2/29/2012             14,821.00             14,040.89             14,328.31
 3/31/2012             14,855.00             14,007.10             14,249.80
 4/30/2012             14,998.00             14,172.56             14,407.78
 5/31/2012             15,033.00             14,268.72             14,538.14
 6/30/2012             15,111.00             14,321.70             14,543.84
 7/31/2012             15,425.00             14,570.37             14,744.45
 8/31/2012             15,550.00             14,621.38             14,754.08
 9/30/2012             15,703.00             14,712.43             14,774.39
10/31/2012             15,917.00             14,776.17             14,803.45
11/30/2012             15,998.00             14,823.42             14,826.81
12/31/2012             16,040.00             14,828.42             14,805.70
 1/31/2013             16,097.00             14,772.70             14,702.14
 2/28/2013             16,230.00             14,852.83             14,775.83
 3/31/2013             16,319.00             14,879.86             14,787.63
 4/30/2013             16,537.00             15,041.92             14,937.27
 5/31/2013             16,357.00             14,777.83             14,670.76
 6/30/2013             15,954.00             14,458.30             14,443.82
 7/31/2013             16,055.00             14,510.95             14,463.57
 8/31/2013             15,965.00             14,405.59             14,389.63
 9/30/2013             16,052.00             14,581.88             14,525.86
10/31/2013             16,260.00             14,719.37             14,643.30
11/30/2013             16,276.00             14,692.27             14,588.47
12/31/2013             16,250.00             14,606.42             14,506.03
 1/31/2014             16,488.00             14,816.10             14,720.36
 2/28/2014             16,623.00             14,912.27             14,798.63
 3/31/2014             16,681.00             14,886.21             14,773.43
 4/30/2014             16,846.00             15,005.95             14,898.09
 5/31/2014             17,011.00             15,180.60             15,067.71
 6/30/2014             17,068.00             15,204.17             15,075.50
 7/31/2014             17,077.00             15,160.43             15,037.69
 8/31/2014             17,213.00             15,319.57             15,203.70
 9/30/2014             17,115.00             15,204.79             15,100.46
10/31/2014             17,187.00             15,341.28             15,248.89
11/30/2014             17,261.00             15,445.20             15,357.07
12/31/2014             17,183.00             15,419.76             15,371.47
 1/31/2015             17,428.00             15,751.98             15,693.77
 2/28/2015             17,374.00             15,640.93             15,546.23
 3/31/2015             17,414.00             15,700.18             15,618.39
 4/30/2015             17,407.00             15,659.86             15,562.36
 5/31/2015             17,367.00             15,619.22             15,524.87
 6/30/2015             17,168.00             15,443.65             15,355.57
 7/31/2015             17,176.00             15,550.97             15,462.34
 8/31/2015             17,022.00             15,483.04             15,440.10
 9/30/2015             17,035.00             15,541.67             15,544.54
10/31/2015             17,092.00             15,587.27             15,547.19
11/30/2015             17,004.00             15,550.35             15,506.09
12/31/2015             16,785.00             15,457.60             15,456.00
 1/31/2016             16,843.00             15,613.95             15,668.64
 2/29/2016             16,900.00             15,681.57             15,779.82
 3/31/2016             17,243.00             15,894.68             15,924.56
 4/30/2016             17,485.00             16,013.48             15,985.73
 5/31/2016             17,560.00             16,011.62             15,989.82
 6/30/2016             17,887.00             16,301.66             16,277.12
 7/31/2016             18,129.00             16,453.80             16,380.03

                                   [END CHART]

                      Data from 7/31/06 through 7/31/2016.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Shares to the following benchmarks:

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

o The Lipper Index tracks the performance of funds that invest primarily in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. SOURCE: LIPPER, A THOMSON REUTERS COMPANY.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                         USAA INTERMEDIATE-              LIPPER CORE
                             TERM BOND                    PLUS BOND
                            FUND SHARES                 FUNDS AVERAGE
7/31/2007                      5.09%                        4.57%
7/31/2008                      5.70%                        5.03%
7/31/2009                      6.47%                        4.66%
7/31/2010                      5.77%                        3.86%
7/31/2011                      5.23%                        3.24%
7/31/2012                      4.93%                        2.85%
7/31/2013                      4.46%                        2.57%
7/31/2014                      4.15%                        2.74%
7/31/2015                      4.06%                        2.85%
7/31/2016                      3.95%                        2.76%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/07 through 7/31/16.

The Lipper Core Plus Bond Funds Average is the average performance level of all investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

10  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

USAA INTERMEDIATE-TERM BOND FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIITX)

--------------------------------------------------------------------------------
                                           7/31/16                   7/31/15
--------------------------------------------------------------------------------
Net Assets                               $1.8 Billion              $1.3 Billion
Net Asset Value Per Share                   $10.72                    $10.58

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
    1 YEAR                  5 YEARS                  SINCE INCEPTION 8/01/08
    5.72%                    4.86%                            7.16%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD* AS OF 7/31/16                EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------
              3.17%                                          0.58%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  USAA INTERMEDIATE-                            BARCLAYS
                   TERM BOND FUND                            U.S. AGGREGATE
                INSTITUTIONAL SHARES     LIPPER INDEX          BOND INDEX
 7/31/2008           $10,000.00           $10,000.00           $10,000.00
 8/31/2008             9,996.00            10,059.87            10,094.91
 9/30/2008             9,603.00             9,746.71             9,959.32
10/31/2008             8,941.00             9,383.98             9,724.23
11/30/2008             8,771.00             9,368.53            10,040.76
12/31/2008             8,674.00             9,717.05            10,415.37
 1/31/2009             8,707.00             9,702.33            10,323.47
 2/28/2009             8,650.00             9,593.70            10,284.50
 3/31/2009             8,828.00             9,775.08            10,427.47
 4/30/2009             9,041.00             9,943.81            10,477.33
 5/31/2009             9,653.00            10,182.10            10,553.32
 6/30/2009             9,929.00            10,304.54            10,613.35
 7/31/2009            10,290.00            10,603.29            10,784.54
 8/31/2009            10,620.00            10,754.73            10,896.20
 9/30/2009            10,969.00            10,951.61            11,010.67
10/31/2009            11,170.00            11,051.31            11,065.03
11/30/2009            11,330.00            11,187.97            11,208.29
12/31/2009            11,372.00            11,106.69            11,033.08
 1/31/2010            11,697.00            11,307.34            11,201.62
 2/28/2010            11,780.00            11,364.32            11,243.46
 3/31/2010            11,949.00            11,427.73            11,229.63
 4/30/2010            12,193.00            11,586.31            11,346.53
 5/31/2010            12,056.00            11,591.25            11,442.01
 6/30/2010            12,167.00            11,778.25            11,621.43
 7/31/2010            12,399.00            11,941.09            11,745.42
 8/31/2010            12,614.00            12,120.85            11,896.56
 9/30/2010            12,798.00            12,192.59            11,909.23
10/31/2010            12,992.00            12,266.22            11,951.64
11/30/2010            12,961.00            12,169.77            11,882.95
12/31/2010            12,927.00            12,063.78            11,754.80
 1/31/2011            13,096.00            12,127.49            11,768.49
 2/28/2011            13,207.00            12,177.05            11,797.92
 3/31/2011            13,271.00            12,191.48            11,804.44
 4/30/2011            13,475.00            12,371.90            11,954.29
 5/31/2011            13,649.00            12,502.68            12,110.29
 6/30/2011            13,543.00            12,441.86            12,074.84
 7/31/2011            13,719.00            12,616.09            12,266.44
 8/31/2011            13,587.00            12,668.48            12,445.65
 9/30/2011            13,470.00            12,639.06            12,536.19
10/31/2011            13,659.00            12,744.16            12,549.66
11/30/2011            13,601.00            12,662.31            12,538.77
12/31/2011            13,769.00            12,821.58            12,676.58
 1/31/2012            14,022.00            13,040.59            12,787.89
 2/29/2012            14,149.00            13,089.91            12,784.95
 3/31/2012            14,183.00            13,058.41            12,714.90
 4/30/2012            14,320.00            13,212.66            12,855.86
 5/31/2012            14,354.00            13,302.31            12,972.19
 6/30/2012            14,429.00            13,351.70            12,977.27
 7/31/2012            14,731.00            13,583.53            13,156.27
 8/31/2012            14,852.00            13,631.08            13,164.87
 9/30/2012            14,999.00            13,715.97            13,182.99
10/31/2012            15,204.00            13,775.39            13,208.92
11/30/2012            15,283.00            13,819.44            13,229.76
12/31/2012            15,324.00            13,824.10            13,210.92
 1/31/2013            15,380.00            13,772.15            13,118.52
 2/28/2013            15,508.00            13,846.86            13,184.28
 3/31/2013            15,595.00            13,872.06            13,194.81
 4/30/2013            15,805.00            14,023.14            13,328.32
 5/31/2013            15,634.00            13,776.93            13,090.52
 6/30/2013            15,263.00            13,479.04            12,888.02
 7/31/2013            15,347.00            13,528.13            12,905.64
 8/31/2013            15,262.00            13,429.91            12,839.68
 9/30/2013            15,361.00            13,594.26            12,961.23
10/31/2013            15,547.00            13,722.43            13,066.02
11/30/2013            15,563.00            13,697.17            13,017.10
12/31/2013            15,540.00            13,617.14            12,943.54
 1/31/2014            15,769.00            13,812.61            13,134.78
 2/28/2014            15,900.00            13,902.27            13,204.62
 3/31/2014            15,957.00            13,877.98            13,182.13
 4/30/2014            16,117.00            13,989.61            13,293.37
 5/31/2014            16,276.00            14,152.42            13,444.71
 6/30/2014            16,347.00            14,174.40            13,451.66
 7/31/2014            16,343.00            14,133.62            13,417.93
 8/31/2014            16,474.00            14,281.98            13,566.05
 9/30/2014            16,381.00            14,174.98            13,473.94
10/31/2014            16,452.00            14,302.22            13,606.38
11/30/2014            16,524.00            14,399.10            13,702.91
12/31/2014            16,451.00            14,375.39            13,715.75
 1/31/2015            16,688.00            14,685.11            14,003.34
 2/28/2015            16,636.00            14,581.58            13,871.69
 3/31/2015            16,677.00            14,636.82            13,936.08
 4/30/2015            16,671.00            14,599.22            13,886.08
 5/31/2015            16,634.00            14,561.34            13,852.63
 6/30/2015            16,445.00            14,397.66            13,701.57
 7/31/2015            16,453.00            14,497.72            13,796.84
 8/31/2015            16,308.00            14,434.38            13,776.99
 9/30/2015            16,321.00            14,489.04            13,870.18
10/31/2015            16,377.00            14,531.55            13,872.55
11/30/2015            16,294.00            14,497.14            13,835.87
12/31/2015            16,085.00            14,410.67            13,791.18
 1/31/2016            16,141.00            14,556.42            13,980.92
 2/29/2016            16,198.00            14,619.46            14,080.12
 3/31/2016            16,528.00            14,818.14            14,209.27
 4/30/2016            16,761.00            14,928.90            14,263.85
 5/31/2016            16,833.00            14,927.16            14,267.50
 6/30/2016            17,163.00            15,197.56            14,523.86
 7/31/2016            17,395.00            15,339.39            14,615.68

                                   [END CHART]

                       Data from 7/31/08 through 7/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Institutional Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Lipper Index and the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                         USAA INTERMEDIATE-             LIPPER CORE
                          TERM BOND FUND                 PLUS BOND
                        INSTITUTIONAL SHARES           FUNDS AVERAGE
7/31/2010                       5.95%                      3.86%
7/31/2011                       5.43%                      3.24%
7/31/2012                       5.02%                      2.85%
7/31/2013                       4.55%                      2.57%
7/31/2014                       4.26%                      2.74%
7/31/2015                       4.17%                      2.85%
7/31/2016                       4.01%                      2.76%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/10 through 7/31/16.

The Lipper Core Plus Bond Funds Average is the average performance level of all investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

USAA INTERMEDIATE-TERM BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UITBX)

--------------------------------------------------------------------------------
                                          7/31/16                    7/31/15
--------------------------------------------------------------------------------
Net Assets                             $98.8 Million             $118.8 Million
Net Asset Value Per Share                  $10.70                    $10.58

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
    1 YEAR                  5 YEARS                  SINCE INCEPTION 8/01/10
    5.19%                    4.45%                            5.39%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD* AS OF 7/31/16                EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------
               3.03%                                         0.89%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

14  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  USAA INTERMEDIATE-                                 BARCLAYS
                   TERM BOND FUND                                 U.S. AGGREGATE
                    ADVISER SHARES          LIPPER INDEX            BOND INDEX
 7/31/2010            $10,000.00             $10,000.00             $10,000.00
 8/31/2010             10,168.00              10,150.54              10,128.68
 9/30/2010             10,322.00              10,210.61              10,139.47
10/31/2010             10,474.00              10,272.28              10,175.57
11/30/2010             10,445.00              10,191.51              10,117.09
12/31/2010             10,403.00              10,102.74              10,007.99
 1/31/2011             10,534.00              10,156.10              10,019.64
 2/28/2011             10,629.00              10,197.61              10,044.70
 3/31/2011             10,666.00              10,209.68              10,050.25
 4/30/2011             10,836.00              10,360.78              10,177.83
 5/31/2011             10,962.00              10,470.30              10,310.65
 6/30/2011             10,883.00              10,419.36              10,280.46
 7/31/2011             11,019.00              10,565.27              10,443.59
 8/31/2011             10,898.00              10,609.15              10,596.17
 9/30/2011             10,801.00              10,584.51              10,673.26
10/31/2011             10,949.00              10,672.52              10,684.72
11/30/2011             10,909.00              10,603.98              10,675.45
12/31/2011             11,040.00              10,737.36              10,792.78
 1/31/2012             11,240.00              10,920.77              10,887.55
 2/29/2012             11,327.00              10,962.07              10,885.05
 3/31/2012             11,351.00              10,935.69              10,825.41
 4/30/2012             11,468.00              11,064.87              10,945.43
 5/31/2012             11,492.00              11,139.94              11,044.46
 6/30/2012             11,538.00              11,181.31              11,048.79
 7/31/2012             11,775.00              11,375.45              11,201.19
 8/31/2012             11,867.00              11,415.27              11,208.51
 9/30/2012             11,982.00              11,486.36              11,223.94
10/31/2012             12,142.00              11,536.12              11,246.01
11/30/2012             12,212.00              11,573.01              11,263.76
12/31/2012             12,241.00              11,576.91              11,247.72
 1/31/2013             12,270.00              11,533.41              11,169.05
 2/28/2013             12,380.00              11,595.97              11,225.03
 3/31/2013             12,444.00              11,617.08              11,234.00
 4/30/2013             12,596.00              11,743.60              11,347.67
 5/31/2013             12,456.00              11,537.42              11,145.21
 6/30/2013             12,157.00              11,287.95              10,972.81
 7/31/2013             12,219.00              11,329.06              10,987.81
 8/31/2013             12,148.00              11,246.80              10,931.64
 9/30/2013             12,222.00              11,384.43              11,035.13
10/31/2013             12,378.00              11,491.77              11,124.35
11/30/2013             12,386.00              11,470.61              11,082.70
12/31/2013             12,353.00              11,403.60              11,020.07
 1/31/2014             12,531.00              11,567.29              11,182.90
 2/28/2014             12,643.00              11,642.38              11,242.35
 3/31/2014             12,673.00              11,622.04              11,223.21
 4/30/2014             12,795.00              11,715.52              11,317.91
 5/31/2014             12,918.00              11,851.87              11,446.77
 6/30/2014             12,970.00              11,870.27              11,452.69
 7/31/2014             12,963.00              11,836.12              11,423.96
 8/31/2014             13,075.00              11,960.36              11,550.08
 9/30/2014             12,987.00              11,870.76              11,471.65
10/31/2014             13,051.00              11,977.32              11,584.41
11/30/2014             13,093.00              12,058.45              11,666.59
12/31/2014             13,044.00              12,038.59              11,677.53
 1/31/2015             13,216.00              12,297.96              11,922.38
 2/28/2015             13,172.00              12,211.26              11,810.29
 3/31/2015             13,201.00              12,257.52              11,865.12
 4/30/2015             13,193.00              12,226.04              11,822.55
 5/31/2015             13,173.00              12,194.31              11,794.07
 6/30/2015             13,007.00              12,057.24              11,665.46
 7/31/2015             13,022.00              12,141.03              11,746.57
 8/31/2015             12,904.00              12,087.99              11,729.67
 9/30/2015             12,899.00              12,133.76              11,809.01
10/31/2015             12,939.00              12,169.37              11,811.02
11/30/2015             12,882.00              12,140.55              11,779.80
12/31/2015             12,714.00              12,068.13              11,741.75
 1/31/2016             12,742.00              12,190.19              11,903.29
 2/29/2016             12,783.00              12,242.99              11,987.75
 3/31/2016             13,040.00              12,409.37              12,097.71
 4/30/2016             13,220.00              12,502.12              12,144.18
 5/31/2016             13,273.00              12,500.67              12,147.29
 6/30/2016             13,530.00              12,727.11              12,365.55
 7/31/2016             13,698.00              12,845.89              12,443.73

                                   [END CHART]

                         Data from 7/31/10 to 7/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Adviser Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Lipper Index and the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                        USAA INTERMEDIATE-            LIPPER CORE
                         TERM BOND FUND                PLUS BOND
                         ADVISER SHARES              FUNDS AVERAGE
7/31/2012                     4.65%                      2.85%
7/31/2013                     4.15%                      2.57%
7/31/2014                     3.88%                      2.74%
7/31/2015                     3.85%                      2.85%
7/31/2016                     3.71%                      2.76%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/12 through 7/31/16.

The Lipper Core Plus Bond Funds Average is the average performance level of all investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

16  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 7/31/16 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        12.3%
AA                                                                          7.8%
A                                                                          21.8%
BBB                                                                        46.0%
BELOW INVESTMENT-GRADE                                                     10.3%
UNRATED                                                                     1.8%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 21-47.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

                         o ASSET ALLOCATION - 7/31/16 o

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      57.6%
EURODOLLAR AND YANKEE OBLIGATIONS                                          17.9%
COMMERCIAL MORTGAGE SECURITIES                                              6.2%
U.S. TREASURY SECURITIES                                                    6.2%
MUNICIPAL BONDS                                                             4.6%
PREFERRED STOCKS                                                            1.8%
U.S. GOVERNMENT AGENCY ISSUES                                               1.6%
MONEY MARKET INSTRUMENTS                                                    1.4%
ASSET-BACKED SECURITIES                                                     1.1%
COLLATERALIZED LOAN OBLIGATIONS                                             0.3%
FOREIGN GOVERNMENT OBLIGATIONS                                              0.3%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.1%

                                   [END CHART]

      Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

18  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2016:

 DIVIDEND RECEIVED               LONG-TERM
DEDUCTION (CORPORATE           CAPITAL GAIN         QUALIFIED INTEREST
  SHAREHOLDERS)(1)            DISTRIBUTIONS(2)            INCOME
----------------------------------------------------------------------
       2.89%                    $3,630,000             $135,496,000
----------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  19

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INTERMEDIATE-TERM BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Intermediate-Term Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Intermediate-Term Bond Fund at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 21, 2016

================================================================================

20  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2016

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              BONDS (95.9%)

              CORPORATE OBLIGATIONS (57.6%)

              CONSUMER DISCRETIONARY (2.6%)
              -----------------------------
              AUTO PARTS & EQUIPMENT (0.1%)
$     2,000   Lear Corp.                                                   4.75%           1/15/2023         $    2,080
                                                                                                             ----------
              AUTOMOTIVE RETAIL (0.5%)
     10,302   Advance Auto Parts, Inc.                                     4.50           12/01/2023             11,205
      5,500   CST Brands, Inc.                                             5.00            5/01/2023              5,680
                                                                                                             ----------
                                                                                                                 16,885
                                                                                                             ----------
              CABLE & SATELLITE (0.9%)
     20,000   Charter Communications Operating, LLC(a)                     4.91            7/23/2025             22,123
      1,000   Comcast Corp.                                                6.50            1/15/2017              1,026
      5,000   NBCUniversal Enterprise, Inc.(a)                             1.97            4/15/2019              5,106
      3,741   Neptune Finco Corp.(b)                                       5.00           10/09/2022              3,774
                                                                                                             ----------
                                                                                                                 32,029
                                                                                                             ----------
              DEPARTMENT STORES (0.2%)
      3,200   Dillard's, Inc.                                              7.13            8/01/2018              3,504
        851   Macy's Retail Holdings, Inc.                                 5.90           12/01/2016                865
      2,000   Macy's Retail Holdings, Inc.                                 7.45            7/15/2017              2,116
                                                                                                             ----------
                                                                                                                  6,485
                                                                                                             ----------
              GENERAL MERCHANDISE STORES (0.0%)
      1,717   Dollar Tree, Inc.(b)                                         3.50            7/06/2022              1,730
                                                                                                             ----------
              HOME FURNISHINGS (0.1%)
      4,428   Serta Simmons Holdings, LLC(b)                               4.25           10/01/2019              4,457
                                                                                                             ----------
              HOMEBUILDING (0.2%)
      2,000   D.R. Horton, Inc.                                            5.75            8/15/2023              2,240
      5,000   Lennar Corp.                                                 4.50           11/15/2019              5,281
                                                                                                             ----------
                                                                                                                  7,521
                                                                                                             ----------
              HOUSEWARES & SPECIALTIES (0.2%)
      7,500   Newell Brands, Inc.                                          3.85            4/01/2023              8,027
                                                                                                             ----------
              RESTAURANTS (0.1%)
      3,774   1011778 B.C. Unlimited Liability Co.(b)                      3.75           12/10/2021              3,795
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              SPECIALIZED CONSUMER SERVICES (0.1%)
$     1,000   Service Corp. International                                  7.63%          10/01/2018         $    1,123
      2,000   Service Corp. International                                  5.38            5/15/2024              2,145
                                                                                                             ----------
                                                                                                                  3,268
                                                                                                             ----------
              SPECIALTY STORES (0.2%)
      4,293   Harbor Freight Tools USA, Inc.(b)                            4.75            7/26/2019              4,319
      2,963   PetSmart, Inc.(b)                                            4.25            3/11/2022              2,972
      2,000   Sally Holdings, LLC / Sally Capital, Inc.                    5.75            6/01/2022              2,095
                                                                                                             ----------
                                                                                                                  9,386
                                                                                                             ----------
              Total Consumer Discretionary                                                                       95,663
                                                                                                             ----------
              CONSUMER STAPLES (2.0%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
      2,000   Cargill, Inc.(a)                                             6.00           11/27/2017              2,127
                                                                                                             ----------
              DRUG RETAIL (0.7%)
      5,000   CVS Health Corp.                                             4.88            7/20/2035              5,997
      8,858   CVS Pass-Through Trust(a),(c)                                5.93            1/10/2034             10,205
     10,000   Walgreens Boots Alliance, Inc.                               3.80           11/18/2024             10,771
                                                                                                             ----------
                                                                                                                 26,973
                                                                                                             ----------
              FOOD RETAIL (0.0%)
      1,611   Albertsons, LLC(b)                                           4.75            6/22/2023              1,624
                                                                                                             ----------
              PACKAGED FOODS & MEAT (1.2%)
     10,000   J.M. Smucker Co.                                             4.25            3/15/2035             11,170
     15,000   Kraft Foods Group, Inc.                                      3.50            6/06/2022             16,172
      1,799   Kraft Heinz Foods Co.(a)                                     4.88            2/15/2025              1,987
      3,500   Mead Johnson Nutrition Co.                                   4.13           11/15/2025              3,856
     10,000   Tyson Foods, Inc.                                            3.95            8/15/2024             10,916
                                                                                                             ----------
                                                                                                                 44,101
                                                                                                             ----------
              Total Consumer Staples                                                                             74,825
                                                                                                             ----------
              ENERGY (10.1%)
              --------------
              INTEGRATED OIL & GAS (0.6%)
     10,000   Chevron Corp.                                                2.95            5/16/2026             10,356
     10,000   Occidental Petroleum Corp.                                   3.40            4/15/2026             10,529
                                                                                                             ----------
                                                                                                                 20,885
                                                                                                             ----------
              OIL & GAS DRILLING (0.7%)
     10,000   Nabors Industries, Inc.                                      4.63            9/15/2021              8,881
      5,000   Noble Holding International Ltd.                             2.50            3/15/2017              4,885
      1,000   Noble Holding International Ltd.                             4.90            8/01/2020                864
      3,000   Noble Holding International Ltd.                             3.95            3/15/2022              2,227

================================================================================

22  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$     5,000   Noble Holding International Ltd.                             6.95%           4/01/2025         $    4,153
      5,000   Transocean, Inc.(c)                                          6.80           12/15/2016              5,031
                                                                                                             ----------
                                                                                                                 26,041
                                                                                                             ----------
              OIL & GAS EQUIPMENT & SERVICES (0.3%)
      3,079   SEACOR Holdings, Inc.                                        7.38           10/01/2019              2,971
      2,000   SESI, LLC                                                    7.13           12/15/2021              1,950
      2,000   Weatherford Bermuda                                          9.63            3/01/2019              2,220
      3,180   Weatherford Bermuda                                          5.13            9/15/2020              3,005
                                                                                                             ----------
                                                                                                                 10,146
                                                                                                             ----------
              OIL & GAS EXPLORATION & PRODUCTION (1.8%)
      8,000   Anadarko Petroleum Corp.                                     6.38            9/15/2017              8,390
      1,830   Chesapeake Energy Corp.(a)                                   8.00           12/15/2022              1,595
     10,000   ConocoPhillips Co.                                           4.95            3/15/2026             11,142
      4,000   Denbury Resources, Inc.                                      6.38            8/15/2021              2,680
      4,000   Devon Energy Corp.                                           5.85           12/15/2025              4,402
      2,000   EQT Corp.                                                    6.50            4/01/2018              2,092
      1,000   EQT Corp.                                                    8.13            6/01/2019              1,150
      3,000   EQT Corp.                                                    4.88           11/15/2021              3,270
      2,000   Hess Corp.                                                   8.13            2/15/2019              2,261
      5,000   Newfield Exploration Co.                                     5.38            1/01/2026              4,800
      2,000   Noble Energy, Inc.                                           8.25            3/01/2019              2,292
      5,000   Pioneer Natural Resource                                     3.95            7/15/2022              5,271
      1,000   Polar Tankers, Inc.(a)                                       5.95            5/10/2037              1,119
        900   QEP Resources, Inc.                                          6.80            3/01/2020                905
      5,000   QEP Resources, Inc.                                          6.88            3/01/2021              5,050
     10,000   Southwestern Energy Co.                                      4.10            3/15/2022              8,900
      2,000   Southwestern Energy Co.                                      6.70            1/23/2025              1,950
                                                                                                             ----------
                                                                                                                 67,269
                                                                                                             ----------
              OIL & GAS REFINING & MARKETING (0.3%)
      6,000   EnLink Midstream Partners, LP                                4.15            6/01/2025              5,641
      5,000   Marathon Petroleum Corp.                                     4.75            9/15/2044              4,386
      2,000   Motiva Enterprises, LLC(a)                                   5.75            1/15/2020              2,204
                                                                                                             ----------
                                                                                                                 12,231
                                                                                                             ----------
              OIL & GAS STORAGE & TRANSPORTATION (6.4%)
     15,000   Boardwalk Pipelines, LP                                      4.95           12/15/2024             14,862
        250   Buckeye Partners, LP                                         5.13            7/01/2017                256
     10,000   Buckeye Partners, LP                                         2.65           11/15/2018             10,121
     10,000   Buckeye Partners, LP                                         4.35           10/15/2024             10,182
     10,000   Columbia Pipeline Group Co.                                  4.50            6/01/2025             10,806
      3,000   DCP Midstream Operating, LP                                  4.95            4/01/2022              3,000
      4,000   DCP Midstream Operating, LP                                  3.88            3/15/2023              3,790

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$    18,000   DCP Midstream, LLC(a)                                        5.85%           5/21/2043         $   13,680
      9,306   Enable Oklahoma Intrastate Transmission, LLC(a)              6.25            3/15/2020              9,812
     19,000   Enbridge Energy Partners, LP                                 8.05           10/01/2077             15,200
      1,000   Energy Transfer Partners, LP                                 9.70            3/15/2019              1,154
     16,000   Energy Transfer Partners, LP                                 3.65(d)        11/01/2066             10,960
      1,000   Enterprise Products Operating, LLC                           8.38(d)         8/01/2066                925
     11,800   Enterprise Products Operating, LLC                           7.03            1/15/2068             12,451
      5,000   EQT Midstream Partners, LP                                   4.00            8/01/2024              4,855
      2,000   Florida Gas Transmission Co.(a)                              7.90            5/15/2019              2,246
      3,000   Florida Gas Transmission Co.(a)                              5.45            7/15/2020              3,246
      2,000   Kinder Morgan Energy Partners                                6.50            4/01/2020              2,241
      7,000   Kinder Morgan Energy Partners(c)                             5.00           10/01/2021              7,542
      1,000   Kinder Morgan, Inc.                                          6.50            9/15/2020              1,120
      6,000   Kinder Morgan, Inc.(a)                                       5.00            2/15/2021              6,446
      7,500   MPLX, LP                                                     4.00            2/15/2025              7,268
     12,000   NGPL PipeCo, LLC(a)                                          7.12           12/15/2017             12,630
      2,000   NuStar Logistics, LP                                         8.15            4/15/2018              2,159
      5,000   NuStar Logistics, LP                                         4.80            9/01/2020              4,925
      3,000   NuStar Logistics, LP                                         4.75            2/01/2022              2,903
      2,000   ONEOK Partners, LP                                           8.63            3/01/2019              2,275
      5,000   ONEOK Partners, LP                                           4.90            3/15/2025              5,208
      8,000   ONEOK, Inc.                                                  4.25            2/01/2022              7,760
      1,000   Plains All American Pipeline, LP                             8.75            5/01/2019              1,159
      5,000   Plains All American Pipeline, LP & PAA Finance Corp.         3.85           10/15/2023              4,901
      1,000   Questar Pipeline Co.                                         5.83            2/01/2018              1,063
      2,000   Southern Union Co.                                           3.65(d)        11/01/2066              1,330
      1,000   Spectra Energy Capital, LLC                                  8.00           10/01/2019              1,159
      4,500   Targa Resources Partners, LP                                 5.00            1/15/2018              4,556
      3,000   Targa Resources Partners, LP                                 6.88            2/01/2021              3,090
      2,000   Tennessee Gas Pipeline Co.                                   7.00           10/15/2028              2,319
      3,000   Transcontinental Gas Pipe Line Co., LLC(a)                   7.85            2/01/2026              3,751
      5,000   Western Gas Partners, LP                                     5.38            6/01/2021              5,326
      6,250   Western Gas Partners, LP                                     4.65            7/01/2026              6,332
     10,000   Williams Companies, Inc.                                     4.55            6/24/2024              9,575
                                                                                                             ----------
                                                                                                                234,584
                                                                                                             ----------
              Total Energy                                                                                      371,156
                                                                                                             ----------
              FINANCIALS (23.5%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.2%)
     10,000   Ares Capital Corp.                                           4.88           11/30/2018             10,427
     10,000   FS Investment Corp.                                          4.00            7/15/2019             10,101
      5,000   Main Street Capital Corp.                                    4.50           12/01/2019              5,056

================================================================================

24  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$    11,400   Prospect Capital Corp.                                       5.00%           7/15/2019         $   11,358
     10,000   State Street Capital Trust IV                                1.65(d)         6/01/2077              8,613
                                                                                                             ----------
                                                                                                                 45,555
                                                                                                             ----------
              CONSUMER FINANCE (0.2%)
      8,000   American Express Co.                                         6.80(d)         9/01/2066              8,059
                                                                                                             ----------
              DIVERSIFIED BANKS (1.7%)
      2,000   Bank of America Corp.                                        5.63           10/14/2016              2,019
      2,000   Bank of America Corp.                                        5.75           12/01/2017              2,112
     10,000   Bank of America Corp.                                        1.72(d)         3/22/2018             10,075
     10,000   Bank of America Corp.                                        4.20            8/26/2024             10,543
     15,000   Citigroup, Inc.                                              4.40            6/10/2025             15,975
      1,000   Comerica Bank                                                5.20            8/22/2017              1,039
      2,000   JPMorgan Chase Capital XIII                                  1.58(d)         9/30/2034              1,633
     10,000   JPMorgan Chase Capital XXI                                   1.59(d)         1/15/2087              7,975
      7,500   USB Realty Corp.(a)                                          1.83(d)                 -(e)           6,431
      5,000   Wells Fargo & Co.                                            3.50            3/08/2022              5,373
                                                                                                             ----------
                                                                                                                 63,175
                                                                                                             ----------
              INVESTMENT BANKING & BROKERAGE (0.3%)
     10,000   Morgan Stanley                                               4.88           11/01/2022             11,056
                                                                                                             ----------
              LIFE & HEALTH INSURANCE (1.8%)
      3,000   American Equity Investment Life Holding Co.                  6.63            7/15/2021              3,135
      2,000   Forethought Financial Group(a)                               8.63            4/15/2021              2,226
     13,018   Lincoln National Corp.                                       2.99(d)         5/17/2066              9,422
      5,000   MetLife Capital Trust X(a)                                   9.25            4/08/2068              7,156
      8,000   MetLife, Inc.                                                6.40           12/15/2066              8,899
      1,000   Ohio National Financial Services, Inc.(a)                    6.38            4/30/2020              1,132
      2,000   Ohio National Financial Services, Inc.(a)                    6.63            5/01/2031              2,511
      5,000   Primerica, Inc.                                              4.75            7/15/2022              5,514
      3,000   Principal Financial Global Fund, LLC                         1.18(d)         1/10/2031              2,705
      2,000   Prudential Financial, Inc.                                   6.00           12/01/2017              2,124
     10,000   Prudential Financial, Inc.                                   5.88            9/15/2042             11,095
     14,271   StanCorp Financial Group, Inc.                               6.90            6/01/2067             11,167
                                                                                                             ----------
                                                                                                                 67,086
                                                                                                             ----------
              MULTI-LINE INSURANCE (1.4%)
      2,000   American International Group, Inc.                           8.18            5/15/2068              2,605
     10,000   Genworth Holdings, Inc.                                      6.15(d)        11/15/2066              3,300
     14,000   Glen Meadow Pass-Through Trust(a)                            6.51            2/12/2067             10,424
     10,000   Kemper Corp.                                                 4.35            2/15/2025             10,405
      5,000   Loews Corp.                                                  3.75            4/01/2026              5,377
     20,235   Nationwide Mutual Insurance Co.(a)                           2.94(d)        12/15/2024             20,083
                                                                                                             ----------
                                                                                                                 52,194
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              MULTI-SECTOR HOLDINGS (0.5%)
$     5,000   Berkshire Hathaway Finance Corp.                             1.30%           5/15/2018         $    5,024
     10,000   BNSF Funding Trust I                                         6.61           12/15/2055             11,400
                                                                                                             ----------
                                                                                                                 16,424
                                                                                                             ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
      5,000   Icahn Enterprises, LP                                        3.50            3/15/2017              5,000
                                                                                                             ----------
              PROPERTY & CASUALTY INSURANCE (4.2%)
      2,000   Allied World Assurance Holdings Ltd.                         7.50            8/01/2016              2,000
      2,000   Allied World Assurance Holdings Ltd.                         5.50           11/15/2020              2,210
      5,000   Allied World Assurance Holdings Ltd.                         4.35           10/29/2025              5,194
     15,000   Allstate Corp.                                               5.75            8/15/2053             15,778
      5,000   Allstate Corp.(c)                                            6.13            5/15/2067              4,637
      7,500   AmTrust Financial Services, Inc.                             6.13            8/15/2023              7,789
      1,535   Assured Guaranty U.S. Holdings, Inc.                         7.00            6/01/2034              1,771
      1,000   Assured Guaranty U.S. Holdings, Inc.                         6.40(d)        12/15/2066                642
     25,000   Chubb Corp.                                                  6.38            3/29/2067             22,570
      5,000   Hanover Insurance Group, Inc.                                4.50            4/15/2026              5,177
      9,760   Ironshore Holdings, Inc.(a)                                  8.50            5/15/2020             11,205
      4,000   Markel Corp.                                                 3.63            3/30/2023              4,156
      5,000   Navigators Group, Inc.                                       5.75           10/15/2023              5,523
     15,000   Oil Insurance Ltd.(a)                                        3.61(d)                 -(e)          11,850
     10,025   OneBeacon U.S. Holdings, Inc.                                4.60           11/09/2022             10,212
     10,000   ProAssurance Corp.                                           5.30           11/15/2023             10,797
     20,010   Progressive Corp.                                            6.70            6/15/2067             18,659
      5,000   RLI Corp.                                                    4.88            9/15/2023              5,438
      5,000   Sirius International Group(a)                                6.38            3/20/2017              5,111
      5,000   Travelers Companies, Inc.(c)                                 6.25            3/15/2067              4,950
                                                                                                             ----------
                                                                                                                155,669
                                                                                                             ----------
              REGIONAL BANKS (6.5%)
     10,000   Associated Banc-Corp.                                        4.25            1/15/2025             10,416
     10,000   Banc of California, Inc.                                     5.25            4/15/2025             10,276
      1,750   Bank of Oklahoma, N.A.(c)                                    1.32(d)         5/15/2017              1,750
     10,000   Bank of the Ozarks, Inc.                                     5.50            7/01/2026             10,400
      5,000   BankUnited, Inc.                                             4.88           11/17/2025              5,207
     15,000   Citizens Financial Group, Inc.(a)                            4.15            9/28/2022             15,695
      5,500   Citizens Financial Group, Inc.                               3.75            7/01/2024              5,533
      4,750   CoBiz Financial, Inc.                                        5.63            6/25/2030              5,177
      6,035   Compass Bank                                                 6.40           10/01/2017              6,336
      2,000   Cullen/Frost Bankers, Inc.                                   1.16(d)         2/15/2017              1,996
     10,000   Cullen/Frost Capital Trust II                                2.22(d)         3/01/2034              8,637
     10,000   Eagle Bancorp, Inc.                                          5.00            8/01/2026             10,087
     10,000   Fifth Third Bank                                             3.85            3/15/2026             10,688

================================================================================

26  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$     5,000   First Financial Bancorp                                      5.13%           8/25/2025         $    5,198
      1,000   First Maryland Capital Trust I                               1.68(d)         1/15/2027                821
     10,000   First Niagara Financial Group, Inc.(c)                       7.25           12/15/2021             12,078
      5,000   FirstMerit Bank, N.A.                                        4.27           11/25/2026              5,249
     10,000   FirstMerit Corp.                                             4.35            2/04/2023             10,540
     10,000   Fulton Financial Corp.                                       4.50           11/15/2024             10,487
      1,000   Hancock Holding Co.                                          5.88            4/01/2017              1,023
      5,000   Hilltop Holdings, Inc.                                       5.00            4/15/2025              5,000
     10,000   Huntington Bancshares, Inc.                                  3.15            3/14/2021             10,433
     10,000   Key Bank N.A.                                                3.40            5/20/2026             10,302
        750   KeyCorp Capital II                                           6.88            3/17/2029                865
     16,000   Manufacturers & Traders Trust Co.                            5.63(d)        12/01/2021             15,722
      5,000   MUFG Americas Holdings Corp.                                 3.50            6/18/2022              5,286
     10,000   People's United Bank                                         4.00            7/15/2024             10,278
     10,000   People's United Financial, Inc.                              3.65           12/06/2022             10,338
      5,000   Sterling National Bank                                       5.25            4/01/2026              5,063
      5,000   SunTrust Capital I                                           1.30(d)         5/15/2027              4,050
      5,000   TCF National Bank                                            4.60            2/27/2025              5,140
      5,000   Webster Financial Corp.                                      4.38            2/15/2024              5,271
      1,000   Wilmington Trust Corp.                                       8.50            4/02/2018              1,112
      3,500   Wintrust Financial Corp.                                     5.00            6/13/2024              3,601
                                                                                                             ----------
                                                                                                                240,055
                                                                                                             ----------
              REINSURANCE (0.5%)
      5,000   Alleghany Corp.                                              5.63            9/15/2020              5,564
      6,259   Alterra USA Holdings Ltd.(a)                                 7.20            4/14/2017              6,443
      5,000   Platinum Underwriters Finance, Inc.                          7.50            6/01/2017              5,219
                                                                                                             ----------
                                                                                                                 17,226
                                                                                                             ----------
              REITs - DIVERSIFIED (0.2%)
      1,000   Liberty Property, LP                                         6.63           10/01/2017              1,056
      5,000   Washington REIT                                              3.95           10/15/2022              5,077
                                                                                                             ----------
                                                                                                                  6,133
                                                                                                             ----------
              REITs - HEALTH CARE (0.8%)
      4,000   Care Capital Properties, LP(a)                               5.13            8/15/2026              4,058
      2,000   MPT Operating Partnership, LP / MPT Finance Corp.            5.25            8/01/2026              2,107
      2,000   Nationwide Health Properties, Inc.                           6.90           10/01/2037              2,574
     10,000   Omega Healthcare Investors, Inc.                             4.95            4/01/2024             10,409
      2,000   Senior Housing Properties Trust(c)                           6.75           12/15/2021              2,308
      2,000   Welltower, Inc.                                              4.70            9/15/2017              2,073
      3,000   Welltower, Inc.                                              6.13            4/15/2020              3,423
      2,000   Welltower, Inc.                                              4.95            1/15/2021              2,223
                                                                                                             ----------
                                                                                                                 29,175
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              REITs - OFFICE (0.8%)
$     7,000   Alexandria Real Estate Equities, Inc.                        4.60%           4/01/2022         $    7,602
      2,000   Boston Properties, LP                                        5.88           10/15/2019              2,261
      8,000   Boston Properties, LP                                        3.85            2/01/2023              8,676
      6,000   Columbia Property Trust Operating Partnership, LP(c)         5.88            4/01/2018              6,359
        932   Duke Realty, LP                                              6.50            1/15/2018                997
      1,000   Equity Commonwealth                                          6.65            1/15/2018              1,042
      1,000   Mack-Cali Realty, LP                                         7.75            8/15/2019              1,129
                                                                                                             ----------
                                                                                                                 28,066
                                                                                                             ----------
              REITs - RESIDENTIAL (0.5%)
      5,550   AvalonBay Communities, Inc.                                  2.85            3/15/2023              5,707
     10,000   UDR, Inc.                                                    4.63            1/10/2022             11,084
                                                                                                             ----------
                                                                                                                 16,791
                                                                                                             ----------
              REITs - RETAIL (1.0%)
      5,000   CBL & Associates, LP                                         5.25           12/01/2023              4,959
      3,000   Federal Realty Investment Trust                              3.00            8/01/2022              3,147
     10,000   Federal Realty Investment Trust                              2.75            6/01/2023             10,290
      1,000   National Retail Properties, Inc.                             6.88           10/15/2017              1,059
      5,000   National Retail Properties, Inc.                             4.00           11/15/2025              5,366
      2,000   Realty Income Corp.                                          5.95            9/15/2016              2,011
      2,000   Realty Income Corp.                                          5.75            1/15/2021              2,301
      2,100   Realty Income Corp.                                          3.25           10/15/2022              2,162
      5,000   Realty Income Corp.                                          4.13           10/15/2026              5,398
      1,500   Regency Centers, LP                                          5.88            6/15/2017              1,554
                                                                                                             ----------
                                                                                                                 38,247
                                                                                                             ----------
              REITs - SPECIALIZED (1.2%)
      5,000   American Tower Corp.                                         3.45            9/15/2021              5,286
      5,000   American Tower Corp.(c)                                      5.90           11/01/2021              5,848
     21,204   CC Holdings GS V, LLC / Crown Castle III Corp.               3.85            4/15/2023             22,947
      3,960   Communications Sales & Leasing, Inc.(b)                      5.00           10/24/2022              3,964
      6,000   EPR Properties                                               7.75            7/15/2020              7,007
                                                                                                             ----------
                                                                                                                 45,052
                                                                                                             ----------
              SPECIALIZED FINANCE (0.3%)
     10,000   S&P Global, Inc.                                             4.00            6/15/2025             10,953
                                                                                                             ----------
              THRIFTS & MORTGAGE FINANCE (0.3%)
     10,000   EverBank Financial Corp.                                     5.75            7/02/2025             10,464
                                                                                                             ----------
              Total Financials                                                                                  866,380
                                                                                                             ----------
              HEALTH CARE (2.0%)
              ------------------
              BIOTECHNOLOGY (0.2%)
      5,000   Baxalta, Inc.                                                4.00            6/23/2025              5,330
                                                                                                             ----------

================================================================================

28  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT (0.3%)
$     9,000   CR Bard, Inc.                                                3.00%           5/15/2026         $    9,277
                                                                                                             ----------
              HEALTH CARE SERVICES (0.3%)
     10,000   Express Scripts Holding Co.                                  3.00            7/15/2023             10,185
                                                                                                             ----------
              MANAGED HEALTH CARE (0.1%)
      5,000   UnitedHealth Group, Inc.                                     3.10            3/15/2026              5,320
                                                                                                             ----------
              PHARMACEUTICALS (1.1%)
     10,000   Actavis Funding SCS                                          3.80            3/15/2025             10,646
      5,000   Mallinckrodt International Finance S.A.                      4.75            4/15/2023              4,400
      5,000   Mylan N.V.(a)                                                3.75           12/15/2020              5,288
      5,000   Mylan N.V.(a)                                                3.95            6/15/2026              5,217
      1,000   Pfizer, Inc.                                                 6.05            3/30/2017              1,035
     15,000   Zoetis, Inc.                                                 3.25            2/01/2023             15,451
                                                                                                             ----------
                                                                                                                 42,037
                                                                                                             ----------
              Total Health Care                                                                                  72,149
                                                                                                             ----------
              INDUSTRIALS (5.5%)
              ------------------
              AEROSPACE & DEFENSE (1.0%)
     10,000   L-3 Communications Corp.                                     5.20           10/15/2019             11,029
     15,000   Lockheed Martin Corp.                                        3.60            3/01/2035             15,697
      5,000   Spirit AeroSystems, Inc.                                     3.85            6/15/2026              5,295
      5,000   United Technologies Corp.                                    3.10            6/01/2022              5,373
                                                                                                             ----------
                                                                                                                 37,394
                                                                                                             ----------
              AIR FREIGHT & LOGISTICS (0.3%)
     10,000   FedEx Corp.                                                  3.90            2/01/2035             10,590
                                                                                                             ----------
              AIRLINES (1.6%)
         42   America West Airlines, Inc. Pass-Through Trust               6.87            7/02/2018                 43
        706   America West Airlines, Inc. Pass-Through Trust (INS)(c)      7.93            7/02/2020                751
      8,505   American Airlines, Inc. Pass-Through Trust                   4.00            1/15/2027              9,026
        564   Continental Airlines, Inc. Pass-Through Trust                6.55            8/02/2020                600
        577   Continental Airlines, Inc. Pass-Through Trust (INS)          6.24            9/15/2021                615
      9,376   Continental Airlines, Inc. Pass-Through Trust                4.15           10/11/2025              9,927
      8,673   Hawaiian Airlines, Inc. Pass-Through Trust                   3.90            1/15/2026              8,553
      6,657   United Airlines, Inc. Pass-Through Trust                     4.63            3/03/2024              6,681
      4,635   United Airlines, Inc. Pass-Through Trust                     4.30            2/15/2027              4,989
      1,018   US Airways Group, Inc. Pass-Through Trust (INS)              7.08            9/20/2022              1,100
      3,386   US Airways Group, Inc. Pass-Through Trust                    6.25           10/22/2024              3,847
      2,175   US Airways Group, Inc. Pass-Through Trust(c)                 7.13            4/22/2025              2,580
      8,715   US Airways Group, Inc. Pass-Through Trust                    3.95            5/15/2027              9,184
                                                                                                             ----------
                                                                                                                 57,896
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              BUILDING PRODUCTS (0.1%)
$     1,000   USG Corp.                                                    6.30%          11/15/2016         $    1,016
      1,000   USG Corp.                                                    9.50            1/15/2018              1,100
                                                                                                             ----------
                                                                                                                  2,116
                                                                                                             ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.1%)
      4,913   Terex Corp.(b)                                               3.50            8/13/2021              4,870
                                                                                                             ----------
              INDUSTRIAL CONGLOMERATES (0.2%)
      5,921   General Electric Co.                                         5.00                    -(e)           6,387
                                                                                                             ----------
              INDUSTRIAL MACHINERY (0.6%)
      5,000   CNH Industrial Capital, LLC                                  3.88            7/16/2018              5,075
     10,000   CNH Industrial Capital, LLC                                  3.38            7/15/2019             10,025
      1,500   SPX Flow, Inc.                                               6.88            9/01/2017              1,573
      6,000   Stanley Black & Decker, Inc.                                 5.75           12/15/2053              6,407
                                                                                                             ----------
                                                                                                                 23,080
                                                                                                             ----------
              RAILROADS (0.3%)
      1,700   Union Pacific Corp.                                          3.25            1/15/2025              1,839
     10,000   Union Pacific Corp.                                          2.75            3/01/2026             10,528
                                                                                                             ----------
                                                                                                                 12,367
                                                                                                             ----------
              TRADING COMPANIES & DISTRIBUTORS (0.4%)
      7,000   ILFC E-Capital Trust I(a)                                    3.98(d)        12/21/2065              5,661
      2,000   ILFC E-Capital Trust II(a)                                   4.23(d)        12/21/2065              1,620
      6,000   International Lease Finance Corp.(a)                         7.13            9/01/2018              6,660
                                                                                                             ----------
                                                                                                                 13,941
                                                                                                             ----------
              TRUCKING (0.9%)
      1,000   ERAC USA Finance, LLC(a)                                     6.20           11/01/2016              1,013
      5,000   ERAC USA Finance, LLC(a)                                     3.30           10/15/2022              5,263
     20,000   Penske Truck Leasing Co., LP(a)                              4.25            1/17/2023             21,193
      5,000   Ryder System, Inc.                                           3.45           11/15/2021              5,190
      1,950   YRC Worldwide, Inc.(b)                                       8.00            2/13/2019              1,791
                                                                                                             ----------
                                                                                                                 34,450
                                                                                                             ----------
              Total Industrials                                                                                 203,091
                                                                                                             ----------
              INFORMATION TECHNOLOGY (0.9%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (0.3%)
     10,000   Cisco Systems, Inc.                                          2.60            2/28/2023             10,542
                                                                                                             ----------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
      5,000   Molex Electronic Technologies, LLC(a)                        3.90            4/15/2025              5,122
                                                                                                             ----------
              SEMICONDUCTORS (0.3%)
     10,000   Qualcomm, Inc.                                               3.45            5/20/2025             10,788
                                                                                                             ----------

================================================================================

30  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.2%)
$     7,500   Diamond 1 Finance Corp. / Diamond 2 Finance Corp.(a)         4.42%           6/15/2021         $    7,845
                                                                                                             ----------
              Total Information Technology                                                                       34,297
                                                                                                             ----------
              MATERIALS (2.3%)
              ----------------
              ALUMINUM (0.3%)
     10,000   Alcoa, Inc.                                                  5.40            4/15/2021             10,684
                                                                                                             ----------
              CONSTRUCTION MATERIALS (0.2%)
      3,000   CRH America, Inc.                                            5.75            1/15/2021              3,421
      5,000   Martin Marietta Materials, Inc.                              4.25            7/02/2024              5,342
                                                                                                             ----------
                                                                                                                  8,763
                                                                                                             ----------
              DIVERSIFIED CHEMICALS (0.0%)
      1,000   E.I. du Pont de Nemours & Co.                                6.00            7/15/2018              1,093
                                                                                                             ----------
              DIVERSIFIED METALS & MINING (0.2%)
      8,000   Freeport-McMoRan, Inc.                                       3.55            3/01/2022              6,880
                                                                                                             ----------
              METAL & GLASS CONTAINERS (0.1%)
      1,000   Ball Corp.                                                   5.00            3/15/2022              1,075
      2,500   Ball Corp.                                                   5.25            7/01/2025              2,709
                                                                                                             ----------
                                                                                                                  3,784
                                                                                                             ----------
              PAPER PACKAGING (0.7%)
      3,000   International Paper Co.                                      7.50            8/15/2021              3,673
      5,000   International Paper Co.(c)                                   4.75            2/15/2022              5,577
      5,000   International Paper Co.                                      3.80            1/15/2026              5,388
      5,153   Sealed Air Corp.(a)                                          6.88            7/15/2033              5,488
      5,000   WestRock RKT Co.                                             4.45            3/01/2019              5,289
                                                                                                             ----------
                                                                                                                 25,415
                                                                                                             ----------
              PAPER PRODUCTS (0.1%)
      3,000   Georgia-Pacific, LLC                                         7.25            6/01/2028              4,158
                                                                                                             ----------
              STEEL (0.7%)
      2,000   Allegheny Technologies, Inc.                                 9.38            6/01/2019              2,077
     10,000   Allegheny Technologies, Inc.                                 5.95            1/15/2021              8,850
      3,000   Allegheny Technologies, Inc.                                 7.88            8/15/2023              2,835
      2,000   Carpenter Technology Corp.(c)                                5.20            7/15/2021              2,045
      8,000   Worthington Industries, Inc.                                 4.55            4/15/2026              8,381
                                                                                                             ----------
                                                                                                                 24,188
                                                                                                             ----------
              Total Materials                                                                                    84,965
                                                                                                             ----------
              TELECOMMUNICATION SERVICES (1.3%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.1%)
     10,000   AT&T, Inc.                                                   4.50            5/15/2035             10,589
      2,000   CenturyLink, Inc.                                            6.45            6/15/2021              2,145

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$     5,000   CenturyLink, Inc.                                            5.80%           3/15/2022         $    5,131
      2,000   CenturyLink, Inc.                                            6.75           12/01/2023              2,088
      3,301   Frontier Communications Corp.                                8.25            4/15/2017              3,462
      3,000   Frontier Communications Corp.                                6.25            9/15/2021              2,933
      5,000   Frontier Communications Corp.                               11.00            9/15/2025              5,356
      6,000   Qwest Corp.(c)                                               6.75           12/01/2021              6,600
      2,000   Windstream Services, LLC                                     7.88           11/01/2017              2,120
                                                                                                             ----------
                                                                                                                 40,424
                                                                                                             ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.2%)
      4,831   Grain Spectrum Funding II(a)                                 3.29           10/10/2034              4,794
      1,500   SBA Telecommunications, Inc.                                 5.75            7/15/2020              1,549
                                                                                                             ----------
                                                                                                                  6,343
                                                                                                             ----------
              Total Telecommunication Services                                                                   46,767
                                                                                                             ----------
              UTILITIES (7.4%)
              ----------------
              ELECTRIC UTILITIES (4.8%)
      7,291   Bruce Mansfield Unit Pass-Through Trust                      6.85            6/01/2034              7,084
     10,000   Cleco Corporate Holdings, LLC(a)                             3.74            5/01/2026             10,597
      2,000   Cleveland Electric Illuminating Co.                          8.88           11/15/2018              2,322
      2,000   Commonwealth Edison Co.                                      5.80            3/15/2018              2,148
     10,000   Duke Energy Carolinas, LLC                                   2.50            3/15/2023             10,412
      5,000   Duke Energy Indiana, LLC                                     3.75            5/15/2046              5,351
      1,045   Duke Energy Progress, Inc.                                   6.13            9/15/2033              1,412
     13,000   Duquesne Light Holdings, Inc.(a)                             6.40            9/15/2020             14,910
      3,500   Duquesne Light Holdings, Inc.(a)                             5.90           12/01/2021              3,994
     10,000   Entergy Texas, Inc.                                          2.55            6/01/2021             10,321
        153   FPL Energy National Wind, LLC(a)                             5.61            3/10/2024                146
      5,000   Georgia Power Co.                                            3.25            4/01/2026              5,359
      3,000   Great Plains Energy, Inc.                                    6.88            9/15/2017              3,151
      2,000   Indiana Michigan Power Co.                                   7.00            3/15/2019              2,267
     12,500   IPALCO Enterprises, Inc.(c)                                  5.00            5/01/2018             13,187
      2,000   Metropolitan Edison Co.                                      7.70            1/15/2019              2,245
      1,000   Nevada Power Co.                                             6.50            5/15/2018              1,095
     14,000   NextEra Energy Capital Holdings, Inc.                        6.35(d)        10/01/2066             11,172
      1,000   NextEra Energy Capital Holdings, Inc.                        7.30            9/01/2067                983
      3,000   NV Energy, Inc.                                              6.25           11/15/2020              3,563
      2,000   Oglethorpe Power Corp.                                       6.10            3/15/2019              2,222
      5,000   Oncor Electric Delivery Co., LLC                             3.75            4/01/2045              5,353
      5,000   Pacific Gas & Electric Co.                                   2.95            3/01/2026              5,253
     15,000   PPL Capital Funding, Inc.                                    6.70            3/30/2067             12,742
      3,000   Public Service Co. of New Mexico                             7.95            5/15/2018              3,324
      6,900   Southern California Edison Co.                               6.25                    -(e)           7,711
     10,000   Southern Co.                                                 3.25            7/01/2026             10,480

================================================================================

32  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$     4,000   Texas - New Mexico Power Co.(a)                              9.50%           4/01/2019         $    4,709
     10,000   Xcel Energy, Inc.                                            3.30            6/01/2025             10,688
                                                                                                             ----------
                                                                                                                174,201
                                                                                                             ----------
              GAS UTILITIES (0.8%)
      2,000   Atmos Energy Corp.                                           6.35            6/15/2017              2,086
      1,000   Atmos Energy Corp.                                           8.50            3/15/2019              1,172
      8,110   Black Hills Gas, LLC(a)                                      5.90            4/01/2017              8,279
      4,000   National Fuel Gas Co.(f)                                     4.90           12/01/2021              4,257
     10,000   National Fuel Gas Co.                                        3.75            3/01/2023              9,965
      1,000   National Fuel Gas Co.                                        7.38            6/13/2025              1,224
      2,000   Southern Natural Gas Co., LLC(a)                             5.90            4/01/2017              2,058
                                                                                                             ----------
                                                                                                                 29,041
                                                                                                             ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
        877   DPL, Inc.                                                    6.50           10/15/2016                880
                                                                                                             ----------
              MULTI-UTILITIES (1.5%)
      1,000   Ameren Illinois Co.                                          6.13           11/15/2017              1,061
      2,000   Ameren Illinois Co.                                          9.75           11/15/2018              2,367
      3,000   Black Hills Corp.                                            5.88            7/15/2020              3,396
      5,000   Black Hills Corp.                                            3.95            1/15/2026              5,376
      2,000   CMS Energy Corp.                                             6.25            2/01/2020              2,295
      3,000   CMS Energy Corp.                                             5.05            3/15/2022              3,416
      5,000   Consumers Energy Co.                                         2.85            5/15/2022              5,189
      6,050   Dominion Resources, Inc.                                     3.46(d)         6/30/2066              5,264
      8,000   Dominion Resources, Inc.                                     2.93(d)         9/30/2066              6,160
      8,000   Puget Sound Energy, Inc.                                     6.97            6/01/2067              6,820
      2,000   Sempra Energy                                                9.80            2/15/2019              2,400
     14,500   WEC Energy Group, Inc.                                       6.25            5/15/2067             12,171
                                                                                                             ----------
                                                                                                                 55,915
                                                                                                             ----------
              WATER UTILITIES (0.3%)
     10,000   Aquarion Co., Inc.(a)                                        4.00            8/15/2024             10,657
                                                                                                             ----------
              Total Utilities                                                                                   270,694
                                                                                                             ----------
              Total Corporate Obligations (cost: $2,053,982)                                                  2,119,987
                                                                                                             ----------

              EURODOLLAR AND YANKEE OBLIGATIONS (17.9%)

              CONSUMER DISCRETIONARY (0.3%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.2%)
      5,000   Daimler Finance, N.A., LLC(a)                                2.25            7/31/2019              5,125
                                                                                                             ----------
              PUBLISHING (0.1%)
      4,622   Pearson Funding Four plc(a)                                  3.75            5/08/2022              4,679
                                                                                                             ----------
              Total Consumer Discretionary                                                                        9,804
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              CONSUMER STAPLES (2.0%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.2%)
$     8,000   Viterra, Inc.(a)                                             5.95%           8/01/2020         $    8,386
                                                                                                             ----------
              BREWERS (0.6%)
     15,000   Anheuser-Busch InBev Worldwide, Inc.                         3.65            2/01/2026             16,137
      5,000   SABMiller Holdings, Inc.(a)                                  3.75            1/15/2022              5,434
                                                                                                             ----------
                                                                                                                 21,571
                                                                                                             ----------
              DISTILLERS & VINTNERS (0.4%)
     10,000   JB y Co. S.A. De C.V.(a)                                     3.75            5/13/2025             10,361
      5,000   Pernod Ricard S.A.(a)                                        2.95            1/15/2017              5,034
                                                                                                             ----------
                                                                                                                 15,395
                                                                                                             ----------
              FOOD RETAIL (0.0%)
        535   Ahold Lease USA, Inc. Pass-Through Trust                     7.82            1/02/2020                570
                                                                                                             ----------
              PACKAGED FOODS & MEAT (0.2%)
      4,713   JBS S.A.                                                    10.50            8/04/2016              4,731
                                                                                                             ----------
              TOBACCO (0.6%)
     10,000   BAT International Finance plc(a)                             3.25            6/07/2022             10,676
     10,000   Imperial Brands Finance plc(a)                               4.25            7/21/2025             11,021
                                                                                                             ----------
                                                                                                                 21,697
                                                                                                             ----------
              Total Consumer Staples                                                                             72,350
                                                                                                             ----------
              ENERGY (1.0%)
              -------------
              INTEGRATED OIL & GAS (0.4%)
      1,000   Husky Energy, Inc.                                           7.25           12/15/2019              1,146
     10,000   Petrobras Global Finance B.V.                                4.88            3/17/2020              9,766
      5,000   Petroleos Mexicanos Co.                                      4.50            1/23/2026              4,847
                                                                                                             ----------
                                                                                                                 15,759
                                                                                                             ----------
              OIL & GAS DRILLING (0.0%)
        863   QGOG Atlantic/Alaskan Rigs Ltd.(a),(c)                       5.25            7/30/2019                704
                                                                                                             ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
      1,500   Repsol Oil & Gas Canada, Inc.                                7.75            6/01/2019              1,660
      2,000   Woodside Finance Ltd.(a)                                     4.60            5/10/2021              2,144
                                                                                                             ----------
                                                                                                                  3,804
                                                                                                             ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.5%)
      5,000   APT Pipelines Ltd.(a)                                        4.20            3/23/2025              5,156
      1,275   Nakilat, Inc.(a)                                             6.07           12/31/2033              1,450
      2,000   TransCanada PipeLines Ltd.                                   7.13            1/15/2019              2,247
     11,860   TransCanada PipeLines Ltd.                                   6.35            5/15/2067              8,932
                                                                                                             ----------
                                                                                                                 17,785
                                                                                                             ----------
              Total Energy                                                                                       38,052
                                                                                                             ----------

================================================================================

34  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              FINANCIALS (6.1%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
$     4,500   Brookfield Asset Management, Inc.                            5.80%           4/25/2017         $    4,642
                                                                                                             ----------
              DIVERSIFIED BANKS (4.2%)
     10,000   ABN AMRO Bank N.V.(a)                                        4.75            7/28/2025             10,518
     10,000   ABN AMRO Bank N.V.(a)                                        4.80            4/18/2026             10,595
     10,000   Australia & New Zealand Banking Group Ltd.(a)                4.40            5/19/2026             10,591
      2,450   Barclays Bank plc                                            1.25(d)                 -(e)           1,390
      3,000   BayernLB Capital Trust l                                     6.20                    -(e)           2,947
     15,000   BNP Paribas S.A.(a)                                          4.38            5/12/2026             15,478
     10,000   Cooperatieve Rabobank U.A.                                   3.88            2/08/2022             10,925
      8,451   Cooperatieve Rabobank U.A.                                   3.95           11/09/2022              8,917
     10,000   HSBC Bank plc                                                1.19(d)                 -(e)           5,763
     10,000   HSBC Bank plc                                                3.90            5/25/2026             10,397
      5,000   Lloyds Bank plc                                              4.20            3/28/2017              5,110
     10,000   Nordea Bank AB(a)                                            4.25            9/21/2022             10,750
      4,500   Rabobank Nederland                                           1.70            3/19/2018              4,531
      4,000   Royal Bank of Scotland Group plc                             7.64                    -(e)           3,840
     10,000   Royal Bank of Scotland Group plc                             9.50            3/16/2022             10,461
      6,560   Santander Bank, N.A.                                         8.75            5/30/2018              7,299
     10,000   Santander UK plc                                             3.05            8/23/2018             10,253
      5,000   Santander UK plc(a)                                          5.00           11/07/2023              5,230
      7,500   Swedbank AB                                                  2.65            3/10/2021              7,808
                                                                                                             ----------
                                                                                                                152,803
                                                                                                             ----------
              DIVERSIFIED CAPITAL MARKETS (0.3%)
     10,000   Credit Suisse Group Funding Guernsey Ltd.(a)                 4.55            4/17/2026             10,575
                                                                                                             ----------
              LIFE & HEALTH INSURANCE (0.2%)
      7,000   Great-West Life & Annuity Insurance Capital, LP(a),(c)       3.16(d)         5/16/2046              6,195
                                                                                                             ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
      7,000   ING Bank N.V.(a)                                             3.75            3/07/2017              7,105
                                                                                                             ----------
              PROPERTY & CASUALTY INSURANCE (0.8%)
     20,056   QBE Capital Funding III Ltd.(a)                              7.25            5/24/2041             22,438
      5,000   XLIT Ltd.                                                    6.50                    -(e)           3,463
      5,000   XLIT Ltd.                                                    4.45            3/31/2025              5,080
                                                                                                             ----------
                                                                                                                 30,981
                                                                                                             ----------
              REITs - RETAIL (0.3%)
     10,750   WEA Finance, LLC / Westfield UK & Europe Finance plc(a)      3.75            9/17/2024             11,364
                                                                                                             ----------
              Total Financials                                                                                  223,665
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              GOVERNMENT (0.2%)
              -----------------
              FOREIGN GOVERNMENT (0.2%)
$     7,000   Italy Government International Bond                          5.38%           6/15/2033         $    8,749
                                                                                                             ----------
              HEALTH CARE (0.4%)
              ------------------
              PHARMACEUTICALS (0.4%)
     15,000   Teva Pharmaceuticals Finance                                 3.15           10/01/2026             15,362
                                                                                                             ----------
              INDUSTRIALS (3.9%)
              ------------------
              AEROSPACE & DEFENSE (0.3%)
     10,000   BAE Systems Holdings, Inc.(a)                                3.85           12/15/2025             10,730
                                                                                                             ----------
              AIRLINES (1.7%)
      5,000   Air Canada Pass-Through Trust(a)                             5.00            3/15/2020              4,869
      4,040   Air Canada Pass-Through Trust(a)                             5.38           11/15/2022              4,105
      9,701   Air Canada Pass-Through Trust(a)                             3.88            9/15/2024              9,361
      8,808   Air Canada Pass-Through Trust(a)                             4.13           11/15/2026              9,281
      6,000   Air Canada Pass-Through Trust(a)                             3.75            6/15/2029              6,293
     13,697   British Airways Pass-Through Trust(a)                        4.63           12/20/2025             14,656
      2,780   Virgin Australia Trust(a)                                    6.00            4/23/2022              2,825
     10,000   WestJet Airlines Ltd.(a)                                     3.50            6/16/2021             10,206
                                                                                                             ----------
                                                                                                                 61,596
                                                                                                             ----------
              AIRPORT SERVICES (0.6%)
     10,000   Heathrow Funding Ltd.(a)                                     4.88            7/15/2023             11,084
     10,000   Sydney Airport Finance Co. Proprietary Ltd.(a)               3.90            3/22/2023             10,735
      2,000   Sydney Airport Finance Co. Proprietary Ltd.                  3.63            4/28/2026              2,102
                                                                                                             ----------
                                                                                                                 23,921
                                                                                                             ----------
              DIVERSIFIED SUPPORT SERVICES (0.2%)
      5,500   Brambles USA, Inc.(a)                                        4.13           10/23/2025              5,996
                                                                                                             ----------
              INDUSTRIAL CONGLOMERATES (0.7%)
      2,000   Hutchison Whampoa International Ltd.(a)                      4.63            1/13/2022              2,241
     20,000   Siemens Financieringsmaatschappij N.V.(a)                    3.25            5/27/2025             21,827
      1,000   Siemens Financieringsmaatschappij N.V.(a)                    6.13            8/17/2026              1,345
                                                                                                             ----------
                                                                                                                 25,413
                                                                                                             ----------
              RAILROADS (0.3%)
      4,261   Asciano Finance Ltd.(a)                                      4.63            9/23/2020              4,431
      8,000   Canadian National Railway Co.                                2.75            3/01/2026              8,436
                                                                                                             ----------
                                                                                                                 12,867
                                                                                                             ----------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
      3,000   Aercap Ireland Cap Ltd.                                      4.63            7/01/2022              3,233
                                                                                                             ----------
              Total Industrials                                                                                 143,756
                                                                                                             ----------

================================================================================

36  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (0.1%)
              -----------------------------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
$     5,000   Tyco Electronics Group S.A.                                  3.50%           2/03/2022         $    5,293
                                                                                                             ----------
              MATERIALS (3.2%)
              ----------------
              COMMODITY CHEMICALS (0.3%)
     10,000   Braskem Finance Ltd.                                         6.45            2/03/2024             10,475
                                                                                                             ----------
              DIVERSIFIED CHEMICALS (0.1%)
      3,000   Incitec Pivot Finance, LLC(a)                                6.00           12/10/2019              3,251
                                                                                                             ----------
              DIVERSIFIED METALS & MINING (0.7%)
      5,000   Anglo American Capital plc(a)                                2.63            9/27/2017              5,017
      5,000   Anglo American Capital plc(a)                                4.13            4/15/2021              4,887
     10,000   Glencore Funding, LLC(a)                                     2.50            1/15/2019              9,874
      3,000   Southern Copper Corp.                                        3.88            4/23/2025              3,046
      5,000   Teck Resources Ltd.                                          3.75            2/01/2023              4,113
                                                                                                             ----------
                                                                                                                 26,937
                                                                                                             ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
     10,000   Potash Corp. of Saskatchewan, Inc.                           3.00            4/01/2025             10,228
                                                                                                             ----------
              GOLD (0.9%)
      2,000   Barrick Gold Corp.                                           6.95            4/01/2019              2,244
      3,605   Barrick North America Finance, LLC                           6.80            9/15/2018              3,944
     15,000   Goldcorp, Inc.                                               3.70            3/15/2023             15,617
     10,000   Kinross Gold Corp.                                           5.95            3/15/2024             10,260
                                                                                                             ----------
                                                                                                                 32,065
                                                                                                             ----------
              PAPER PACKAGING (0.1%)
      3,000   Smurfit Kappa Acquisitions(a)                                4.88            9/15/2018              3,173
                                                                                                             ----------
              PAPER PRODUCTS (0.1%)
      5,000   Amcor Finance USA, Inc.(a)                                   3.63            4/28/2026              5,240
                                                                                                             ----------
              PRECIOUS METALS & MINERALS (0.3%)
     10,000   Fresnillo plc(a)                                             5.50           11/13/2023             11,050
                                                                                                             ----------
              STEEL (0.4%)
      3,000   ArcelorMittal                                                6.13            6/01/2018              3,172
      2,000   ArcelorMittal                                                6.50            3/01/2021              2,120
      4,000   ArcelorMittal                                                7.25            2/25/2022              4,400
      2,000   Vale Overseas Ltd.                                           4.63            9/15/2020              2,015
      5,000   Vale Overseas Ltd.                                           4.38            1/11/2022              4,869
                                                                                                             ----------
                                                                                                                 16,576
                                                                                                             ----------
              Total Materials                                                                                   118,995
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)(n)      SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              UTILITIES (0.7%)
              ----------------
              ELECTRIC UTILITIES (0.7%)
$    10,000   Electricite De France S.A.(a)                                5.25%                   -(e)      $    9,788
      6,000   EDP Finance B.V.(a)                                          4.13            1/15/2020              6,296
      5,000   Emera US Finance, LP(a)                                      3.55            6/15/2026              5,260
      3,500   Transelec S.A.(a)                                            3.88            1/12/2029              3,533
                                                                                                             ----------
                                                                                                                 24,877
                                                                                                             ----------
              Total Utilities                                                                                    24,877
                                                                                                             ----------
              Total Eurodollar and Yankee Obligations (cost: $636,013)                                          660,903
                                                                                                             ----------

              FOREIGN GOVERNMENT OBLIGATIONS (0.3%)
  CAD15,000   Province of Alberta (cost: $14,594)                          2.55           12/15/2022             12,243
                                                                                                             ----------

              ASSET-BACKED SECURITIES (1.0%)

              FINANCIALS (0.6%)
              -----------------
              ASSET-BACKED FINANCING (0.6%)
      1,000   Citibank Credit Card Issuance Trust                          5.65            9/20/2019              1,052
      5,000   GE Capital Credit Card Master Note Trust                     4.47            3/15/2020              5,096
      2,000   Hertz Vehicle Financing, LLC(a)                              6.44            2/25/2019              2,085
      2,316   Hertz Vehicle Financing, LLC                                 3.95            9/25/2019              2,329
      5,289   SLM Student Loan Trust                                       1.07(d)         4/25/2025              5,221
      1,034   SLM Student Loan Trust                                       1.26(d)        10/25/2065                903
      1,112   Trinity Rail Leasing, LP (INS)(a)                            5.27            8/14/2027              1,135
      3,159   Trinity Rail Leasing, LP(a),(g)                              5.90            5/14/2036              3,163
                                                                                                             ----------
                                                                                                                 20,984
                                                                                                             ----------
              Total Financials                                                                                   20,984
                                                                                                             ----------
              UTILITIES (0.4%)
              ----------------
              ELECTRIC UTILITIES (0.4%)
     15,000   Hawaii Dept. of Business Economic Dev. & Tourism             3.24            1/01/2031             16,015
                                                                                                             ----------
              Total Asset-Backed Securities (cost: $35,746)                                                      36,999
                                                                                                             ----------

              COLLATERALIZED LOAN OBLIGATIONS (0.4%)

              FINANCIALS (0.4%)
              -----------------
      4,000   Dryden Senior Loan Fund(a),(g),(h)                           2.66(d)         7/20/2029              4,000
      5,000   Race Point Ltd.(a)                                           2.23(d)         7/25/2028              5,018
      5,000   Race Point Ltd.(a)                                           2.98(d)         7/25/2028              5,043
                                                                                                             ----------
                                                                                                                 14,061
                                                                                                             ----------
              Total Collateralized Loan Obligations (cost: $14,000)                                              14,061
                                                                                                             ----------

================================================================================

38  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

              FINANCIALS (0.1%)
              -----------------
$     2,530   Structured Asset Mortgage Investments, Inc. (cost: $2,366)   0.98%(d)        7/19/2035         $    2,331
                                                                                                             ----------

              COMMERCIAL MORTGAGE SECURITIES (6.2%)

              FINANCIALS (6.2%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (5.4%)
      1,000   Banc of America Commercial Mortgage, Inc.                    5.35           11/10/2042                810
        600   Banc of America Commercial Mortgage, Inc.                    5.35           11/10/2042                599
      1,058   Banc of America Commercial Mortgage, Inc.                    5.90            5/10/2045              1,057
      4,200   Banc of America Commercial Mortgage, Inc.                    5.42           10/10/2045              4,189
      5,980   Banc of America Commercial Mortgage, Inc.                    6.27            2/10/2051              6,322
      3,000   BCRR Trust(a)                                                5.86            7/17/2040              3,051
      1,858   Bear Stearns Commercial Mortgage Securities, Inc.            5.21            2/11/2041              1,856
        225   Bear Stearns Commercial Mortgage Securities, Inc.            4.99            9/11/2042                226
      4,455   Bear Stearns Commercial Mortgage Securities, Inc.            5.33            2/11/2044              4,516
      7,000   CFCRE Commercial Mortgage Trust(a)                           5.62           12/15/2047              8,188
      5,000   Citigroup Commercial Mortgage Trust                          6.14           12/10/2049              5,213
      6,000   Commercial Mortgage Trust                                    5.38           12/10/2046              5,828
      3,000   Commercial Mortgage Trust(a)                                 5.54           12/11/2049              3,060
      5,000   Commercial Mortgage Trust(a)                                 5.54           12/11/2049              5,056
      3,690   Credit Suisse Commercial Mortgage Trust                      5.38            2/15/2040              3,717
      1,950   DB-UBS Mortgage Trust(a),(c)                                 5.43            8/10/2044              2,236
      5,000   GE Capital Commercial Mortgage Corp.                         5.45           11/10/2045              4,719
      1,583   GE Capital Commercial Mortgage Corp.                         5.45           11/10/2045              1,581
      1,551   GMAC Commercial Mortgage Securities, Inc.                    4.81            5/10/2043              1,433
      2,643   Greenwich Capital Commercial Funding Corp.                   5.77            7/10/2038              2,641
      1,665   Greenwich Capital Commercial Funding Corp.                   5.44            3/10/2039              1,680
      3,000   GS Mortgage Securities Trust(a)                              4.95            1/10/2045              3,422
      1,630   J.P. Morgan Chase Commercial Mortgage Securities Corp.       4.99            9/12/2037              1,630
        124   J.P. Morgan Chase Commercial Mortgage Securities Corp.       4.84            7/15/2042                124
      4,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.(a)    5.56           11/15/2043              4,393
      5,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.       5.46           12/12/2043              4,816
        732   J.P. Morgan Chase Commercial Mortgage Securities Corp.       5.99            4/17/2045                731
      5,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.       5.99            4/17/2045              3,762

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$    10,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.       3.51%           5/15/2045         $   10,898
      4,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.       5.48            5/15/2045              3,997
      5,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.(a)    5.32            8/15/2046              5,784
      8,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.       5.37            5/15/2047              8,050
      2,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.       6.01            2/15/2051              2,065
        186   LB-UBS Commercial Mortgage Trust(c)                          5.35           11/15/2038                186
      7,750   LB-UBS Commercial Mortgage Trust                             5.38           11/15/2038              7,783
      6,000   LB-UBS Commercial Mortgage Trust                             5.41            9/15/2039              6,001
      2,329   Merrill Lynch Mortgage Trust                                 5.55            5/12/2039              2,317
      2,000   Merrill Lynch Mortgage Trust                                 6.26            2/12/2051              2,068
      2,000   Merrill Lynch Mortgage Trust(a)                              6.26            2/12/2051              2,071
        714   Merrill Lynch-Countrywide Commercial Mortgage Trust          5.88            6/12/2046                714
      2,240   Merrill Lynch-Countrywide Commercial Mortgage Trust          5.38            8/12/2048              2,259
      5,000   Morgan Stanley Capital I, Inc.                               5.37           12/15/2043              5,031
        901   Morgan Stanley Capital I, Inc.                               5.79            7/12/2044                900
      1,798   Morgan Stanley Capital I, Inc.                               4.77            7/15/2056              1,797
      5,000   Royal Bank of Scotland Trust(a)                              5.91            6/16/2049              5,155
      9,994   UBS Commercial Mortgage Trust                                3.40            5/10/2045             10,788
      4,756   UBS-Citigroup Commercial Mortgage Trust(a)                   5.15            1/10/2045              5,453
      3,997   Wachovia Bank Commercial Mortgage Trust                      5.80            7/15/2045              3,995
        218   Wachovia Bank Commercial Mortgage Trust                      5.57           10/15/2048                218
      3,000   Wachovia Bank Commercial Mortgage Trust                      5.60           10/15/2048              3,012
      5,000   Wachovia Bank Commercial Mortgage Trust                      5.34           11/15/2048              5,039
      5,000   Wachovia Bank Commercial Mortgage Trust                      5.70            6/15/2049              5,122
      3,000   Wells Fargo Commercial Mortgage Trust(a)                     5.28           11/15/2043              3,366
      6,000   WF-RBS Commercial Mortgage Trust(a)                          5.17            2/15/2044              6,738
                                                                                                             ----------
                                                                                                                197,663
                                                                                                             ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.8%)
    179,400   Fannie Mae(+)                                                0.63            4/25/2022              5,337
     41,181   Freddie Mac(+)                                               1.38           12/25/2021              2,448
     22,684   Freddie Mac(+)                                               1.70            3/25/2022              1,773
     71,888   Freddie Mac(+)                                               1.30            8/25/2022              4,562
     70,507   Freddie Mac(+)                                               0.89           10/25/2022              3,128
     32,699   J.P. Morgan Chase Commercial Mortgage Securities Corp.(i)    2.03           10/15/2045              2,476

================================================================================

40  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$    35,298   Morgan Stanley-BAML Trust(a),(i)                             2.04%          11/15/2045         $    2,404
     27,400   UBS Commercial Mortgage Trust(a),(i)                         2.16            5/10/2045              2,699
     74,925   WF-RBS Commercial Mortgage Trust(a),(i)                      1.72           12/15/2045              5,708
                                                                                                             ----------
                                                                                                                 30,535
                                                                                                             ----------
              Total Financials                                                                                  228,198
                                                                                                             ----------
              Total Commercial Mortgage Securities (cost: $220,698)                                             228,198
                                                                                                             ----------
              U.S. GOVERNMENT AGENCY ISSUES (1.6%)(j)

              MORTGAGE-BACKED PASS-THROUGH SECURITIES (1.6%)
     10,234   Fannie Mae(+)                                                2.50            7/01/2027             10,621
        262   Freddie Mac(+)(k)                                            5.00            9/01/2020                272
     10,400   Freddie Mac(+)                                               3.06           12/25/2024             11,336
     10,000   Freddie Mac(+)                                               2.81            1/25/2025             10,689
     11,885   Freddie Mac(+)                                               3.33            8/25/2025             13,220
     12,000   Freddie Mac(+)                                               2.85            3/25/2026             12,722
        131   Freddie Mac(+)                                               5.50            4/01/2036                146
                                                                                                             ----------
                                                                                                                 59,006
                                                                                                             ----------
              Total U.S. Government Agency Issues (cost: $56,725)                                                59,006
                                                                                                             ----------
              U.S. TREASURY SECURITIES (6.2%)

              BONDS (3.0%)
     15,775   4.50%, 2/15/2036                                                                                   22,943
     20,000   2.75%, 8/15/2042                                                                                   22,513
      5,000   2.75%, 11/15/2042                                                                                   5,621
      5,000   3.13%, 8/15/2044                                                                                    6,014
     50,000   2.50%, 2/15/2045                                                                                   53,285
                                                                                                             ----------
                                                                                                                110,376
                                                                                                             ----------
              NOTES (3.2%)
     40,000   2.25%, 11/15/2025                                                                                  42,780
     75,000   1.63%, 2/15/2026                                                                                   76,117
                                                                                                             ----------
                                                                                                                118,897
                                                                                                             ----------
              Total U.S. Treasury Securities (cost: $213,224)                                                   229,273
                                                                                                             ----------
              MUNICIPAL BONDS (4.6%)

              AIRPORT/PORT (0.2%)
      4,975   Chicago Midway Airport                                       5.00            1/01/2024              6,046
      2,470   Chicago Midway Airport                                       5.00            1/01/2025              2,973
        410   Riverside Financing Auth. (INS)                              5.19            8/01/2017                413
                                                                                                             ----------
                                                                                                                  9,432
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              APPROPRIATED DEBT (0.5%)
$     3,000   Baltimore Board of School Commissioners                      5.69%          12/15/2025         $    3,712
        710   Escondido Joint Powers Financing Auth. (INS)                 5.53            9/01/2018                738
      3,000   Kannapolis                                                   7.28            3/01/2027              3,287
      5,000   Miami-Dade County School Board (INS)                         5.38            5/01/2031              5,848
                                                                                                             ----------
                                                                                                                 13,585
                                                                                                             ----------
              CASINOS & GAMING (0.0%)
      4,000   Palm Beach County School Board                               5.40            8/01/2025              4,792
      1,305   Mashantucket (Western) Pequot Tribe(l)                       7.35            7/01/2026                183
                                                                                                             ----------
                                                                                                                  4,975
                                                                                                             ----------
              DIVERSIFIED REAL ESTATE ACTIVITIES (0.0%)
        350   American Eagle Northwest, LLC(a)                             4.97           12/15/2018                375
                                                                                                             ----------
              EDUCATION (1.1%)
      3,430   Austin CCD                                                   6.76            8/01/2030              4,494
        485   California State Univ. (INS)                                 5.27           11/01/2017                501
      1,000   Colorado State Board of Governors Univ. Enterprise System    4.90            3/01/2021              1,122
      3,000   Los Alamitos USD No. 1                                       6.19            2/01/2026              3,714
      3,000   Miami Univ.                                                  6.67            9/01/2028              3,987
     10,000   New Jersey EDA                                               4.45            6/15/2020             10,447
     10,000   New Jersey EDA                                               5.25            9/01/2026             11,061
      3,000   Rensselaer Polytechnic Institute                             5.60            9/01/2020              3,422
                                                                                                             ----------
                                                                                                                 38,748
                                                                                                             ----------
              GENERAL OBLIGATION (1.0%)
      1,250   Las Virgenes USD                                             5.54            8/01/2025              1,516
      3,000   Long Beach USD                                               5.91            8/01/2025              3,753
      5,000   New York City                                                6.27           12/01/2037              7,248
     10,000   Scranton School District(a)                                  4.00           12/01/2025(o)          10,022
      5,000   State of Washington                                          5.25            2/01/2036              5,889
      4,045   Will County, Illinois                                        3.83           11/15/2016              4,076
      1,520   Will County, Illinois                                        4.08           11/15/2017              1,572
      1,405   Will County, Illinois                                        4.28           11/15/2018              1,484
                                                                                                             ----------
                                                                                                                 35,560
                                                                                                             ----------
              HOSPITAL (0.7%)
      5,000   Bon Secours Charity Health System, Inc.                      5.25           11/01/2025              5,285
     16,695   Eastern Maine Healthcare Systems                             3.71            7/01/2026             16,824
      3,000   Novant Health, Inc.                                          5.35           11/01/2016              3,034
                                                                                                             ----------
                                                                                                                 25,143
                                                                                                             ----------
              MISCELLANEOUS (0.0%)
        486   Keenan Dev. Association of Tennessee, LLC (INS)(a)           5.02            7/15/2028                544
                                                                                                             ----------

================================================================================

42  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              MULTIFAMILY HOUSING (0.1%)
$     5,000   New York State Mortgage Agency                               4.20%          10/01/2027         $    5,330
                                                                                                             ----------
              SALES TAX (0.1%)
      3,300   Miami-Dade County Transit System                             4.59            7/01/2021              3,620
                                                                                                             ----------
              SPECIAL ASSESSMENT/TAX/FEE (0.7%)
      2,000   Florida State Department of Environmental Protection         5.76            7/01/2020              2,278
      4,700   Harris County                                                4.45           11/15/2031              4,926
      1,745   Metropolitan Nashville Airport Auth. (INS)                   5.14            7/01/2018              1,876
      3,000   New Jersey Transportation Trust Fund Auth.                   5.75           12/15/2028              3,372
      2,500   New York City Transitional Finance Auth.                     5.00            2/01/2035              2,908
      3,000   New York MTA                                                 5.20           11/15/2018              3,264
      5,000   New York MTA                                                 6.73           11/15/2030              6,972
                                                                                                             ----------
                                                                                                                 25,596
                                                                                                             ----------
              WATER UTILITIES (0.1%)
      3,000   Connecticut Dev. Auth.                                       5.50            4/01/2021              3,459
                                                                                                             ----------
              WATER/SEWER UTILITY (0.1%)
      2,500   Tohopekaliga Water Auth. (PRE)                               5.25           10/01/2036              3,042
                                                                                                             ----------
              Total Municipal Bonds (cost: $151,290)                                                            169,409
                                                                                                             ----------
              Total Bonds (cost: $3,398,638)                                                                  3,532,410
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
-----------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (1.8%)

              PREFERRED STOCKS (1.8%)

              CONSUMER STAPLES (0.8%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.8%)
    400,000   CHS, Inc., 7.10%, cumulative redeemable, perpetual                                                 12,193
    150,000   Dairy Farmers of America, Inc., 7.88%, cumulative
                redeemable, perpetual(a),(c)                                                                     15,937
                                                                                                             ----------
                                                                                                                 28,130
                                                                                                             ----------
              Total Consumer Staples                                                                             28,130
                                                                                                             ----------
              FINANCIALS (0.7%)
              -----------------
              DIVERSIFIED BANKS (0.2%)
     87,500   Citigroup Capital XIII, 7.88%                                                                       2,296
     50,000   HSBC Holdings plc, 6.20%, perpetual(c)                                                              1,310
     36,000   ING Groep N.V., 7.20%, perpetual(c)                                                                   946
      5,000   US Bancorp, 3.50%, perpetual(c)                                                                     4,425
                                                                                                             ----------
                                                                                                                  8,977
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
$(000)/SHARES SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              LIFE & HEALTH INSURANCE (0.2%)
    369,987   Delphi Financial Group, Inc., 7.38%, cumulative redeemable(c)                                  $    8,001
                                                                                                             ----------
              PROPERTY & CASUALTY INSURANCE (0.1%)
     $3,000   Catlin Insurance Co. Ltd., 7.25%, perpetual(a)                                                      2,175
                                                                                                             ----------
              REGIONAL BANKS (0.0%)
      2,000   CoBank ACB, 1.46%, perpetual(a)                                                                     1,295
                                                                                                             ----------
              REINSURANCE (0.0%)
      2,000   American Overseas Group Ltd., 7.50%, non-cumulative*(g),(i)                                           500
                                                                                                             ----------
              REITs - RESIDENTIAL (0.2%)
    100,000   Equity Residential Properties Trust, depositary
                shares, Series K, 8.29%, cumulative redeemable, perpetual(c)                                      6,572
                                                                                                             ----------
              Total Financials                                                                                   27,520
                                                                                                             ----------
              INDUSTRIALS (0.1%)
              ------------------
              OFFICE SERVICES & SUPPLIES (0.1%)
      4,000   Pitney Bowes International Holdings, Series F, 6.13%, cumulative
                redeemable, perpetual(a),(c)                                                                      4,100
                                                                                                             ----------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
    200,000   Qwest Corp., 7.38%                                                                                  5,195
                                                                                                             ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
      2,000   Centaur Funding Corp., 9.08%(a),(c)                                                                 2,390
                                                                                                             ----------
              Total Telecommunication Services                                                                    7,585
                                                                                                             ----------
              Total Preferred Stocks                                                                             67,335
                                                                                                             ----------
              Total Equity Securities (cost: $64,660)                                                            67,335
                                                                                                             ----------
              MONEY MARKET INSTRUMENTS (1.4%)

              COMMERCIAL PAPER (1.4%)

              CONSUMER DISCRETIONARY (0.4%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.4%)
    $13,725   Hyundai Capital America(a),(m)                               0.75%           8/08/2016             13,723
                                                                                                             ----------

================================================================================

44  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              ENERGY (0.7%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.5%)
$     8,400   Canadian Natural Resources Ltd.(a),(m)                       1.00%           8/03/2016         $    8,400
      8,204   Canadian Natural Resources Ltd.(a),(m)                       1.35            8/22/2016              8,197
                                                                                                             ----------
                                                                                                                 16,597
                                                                                                             ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.2%)
      9,228   Spectra Energy Partners, LP(a),(m)                           0.73            8/09/2016              9,226
                                                                                                             ----------
              Total Energy                                                                                       25,823
                                                                                                             ----------

              MATERIALS (0.3%)
              ----------------
              SPECIALTY CHEMICALS (0.3%)
      6,042   Albemarle Corp.(a),(m)                                       1.20            8/02/2016              6,042
      2,043   Albemarle Corp.(a),(m)                                       1.20            8/03/2016              2,043
      3,482   Albemarle Corp.(a),(m)                                       1.30            8/10/2016              3,481
                                                                                                             ----------
                                                                                                                 11,566
                                                                                                             ----------
              Total Materials                                                                                    11,566
                                                                                                             ----------
              Total Money Market Instruments (cost: $51,112)                                                     51,112
                                                                                                             ----------

              TOTAL INVESTMENTS (COST: $3,514,410)                                                           $3,650,857
                                                                                                             ==========

-----------------------------------------------------------------------------------------------------------------------
                                                                                                             UNREALIZED
                                                                                           CONTRACT       APPRECIATION/
NUMBER OF                                                           EXPIRATION               VALUE       (DEPRECIATION)
CONTRACTS                                                              DATE                  (000)                (000)
-----------------------------------------------------------------------------------------------------------------------
              FUTURES (3.7%)

              LONG FUTURES

              INTEREST RATE CONTRACTS (3.7%)
        981   10YR U.S. Treasury Note                                09/21/2016             $130,519             $3,350
         30   U.S. Treasury Bond                                     09/21/2016                5,233                345
                                                                                            --------             ------
                                                                                             135,752              3,695
                                                                                            --------             ------
              Total Long Futures                                                            $135,752             $3,695
                                                                                            --------             ------

              TOTAL FUTURES                                                                 $135,752             $3,695
                                                                                            ========             ======

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                        LEVEL 1              LEVEL 2          LEVEL 3        TOTAL
--------------------------------------------------------------------------------------------------------
Bonds:
   Corporate Obligations                     $      -           $2,119,987           $    -   $2,119,987
   Eurodollar and Yankee Obligations                -              660,903                -      660,903
   Foreign Government Obligations                   -               12,243                -       12,243
   Asset-Backed Securities                          -               33,836            3,163       36,999
   Collateralized Loan Obligations                  -               10,061            4,000       14,061
   Collateralized Mortgage Obligations              -                2,331                -        2,331
   Commercial Mortgage Securities                   -              228,198                -      228,198
   U.S. Government Agency Issues                    -               59,006                -       59,006
   U.S. Treasury Securities                   229,273                    -                -      229,273
   Municipal Bonds                                  -              169,409                -      169,409

Equity Securities:
   Preferred Stocks                             1,310               65,525              500       67,335

Money Market Instruments:
   Commercial Paper                                 -               51,112                -       51,112

Futures(1)                                      3,695                    -                -        3,695
--------------------------------------------------------------------------------------------------------
Total                                        $234,278           $3,412,611           $7,663   $3,654,552
--------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

--------------------------------------------------------------------------------------------------------
                                  RECONCILIATION OF LEVEL 3 INVESTMENTS
--------------------------------------------------------------------------------------------------------
                                                ASSET-BACKED         COLLATERALIZED
                                                  SECURITIES       LOAN OBLIGATIONS     PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------
Balance as of July 31, 2015                           $3,596                 $    -                 $500
Purchases                                                  -                  4,000                    -
Sales                                                   (188)                     -                    -
Transfers into Level 3                                     -                      -                    -
Transfers out of Level 3                                   -                      -                    -
Net realized gain (loss) on investments                    5                      -                    -
Change in net unrealized appreciation/(depreciation)
  of investments                                        (250)                     -                    -
--------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                           $3,163                 $4,000                 $500
--------------------------------------------------------------------------------------------------------

================================================================================

46  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------

For the period of August 1, 2015, through July 31, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                            TRANSFERS           TRANSFERS        TRANSFERS
                        INTO (OUT OF)       INTO (OUT OF)    INTO (OUT OF)
ASSETS ($ IN 000s)            LEVEL 1             LEVEL 2          LEVEL 3
--------------------------------------------------------------------------
Preferred Stocks(I)          $(5,208)              $5,208               $-
--------------------------------------------------------------------------

(I)Transferred from Level 1 to Level 2 due to lack of quoted prices in active market. Securities were valued utilizing observable market data.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 19.3% of net assets at July 31, 2016.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal

================================================================================

48  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities, but such maturities can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  49

================================================================================

    serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CAD    Canadian Dollar
    CCD    Community College District
    EDA    Economic Development Authority
    MTA    Metropolitan Transportation Authority
    PRE    Pre-refunded to a date prior to maturity
    REIT   Real estate investment trust
    USD    Unified School District

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: AMBAC Assurance Corp., Assured Guaranty Municipal Corp., MBIA Insurance Corp., National Public Finance Guarantee Corp., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines

================================================================================

50  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

        approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at July 31, 2016. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The security is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) The security, or a portion thereof, is segregated to cover the value of open futures contracts at July 31, 2016.

    (d) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2016.

    (e) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (f) At July 31, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (g) Security was fair valued at July 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $7,663,000, which represented 0.2% of the Fund's net assets.

    (h) At July 31, 2016, the aggregate market value of securities purchased on a delayed-delivery basis was $4,000,000, of which all were when-issued securities.

    (i) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  51

================================================================================

        at July 31, 2016, was $13,787,000, which represented 0.4% of the Fund's net assets.

    (j) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (k) Securities with a value of $272,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (l) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (m) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of

================================================================================

52  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

        this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (n) In U.S. dollars unless otherwise noted.

    (o) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  53

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $3,514,410)                            $3,650,857
   Receivables:
       Capital shares sold                                                                         8,982
       Interest                                                                                   38,114
       Securities sold                                                                             3,682
   Variation margin on futures contracts                                                           3,702
                                                                                              ----------
           Total assets                                                                        3,705,337
                                                                                              ----------
LIABILITIES
   Payables:
       Securities purchased                                                                       14,025
       Capital shares redeemed:
           Affiliated transactions (Note 7)                                                        1,760
           Unaffiliated transactions                                                               2,876
       Dividends on capital shares                                                                   707
       Bank overdraft                                                                              1,860
   Accrued management fees                                                                           936
   Accrued transfer agent's fees                                                                      69
   Other accrued expenses and payables                                                               196
                                                                                              ----------
           Total liabilities                                                                      22,429
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $3,682,908
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $3,556,515
   Overdistribution of net investment income                                                        (158)
   Accumulated net realized loss on investments and futures transactions                         (13,591)
   Net unrealized appreciation of investments and futures contracts                              140,142
                                                                                              ----------
               Net assets applicable to capital shares outstanding                            $3,682,908
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,812,716/169,193
           capital shares outstanding, no par value)                                          $    10.71
                                                                                              ==========
       Institutional Shares (net assets of $1,771,357/165,300
           capital shares outstanding, no par value)                                          $    10.72
                                                                                              ==========
       Adviser Shares (net assets of $98,835/9,234
           capital shares outstanding, no par value)                                          $    10.70
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

54  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                   $  4,826
   Interest                                                                                     154,904
                                                                                               --------
       Total income                                                                             159,730
                                                                                               --------
EXPENSES
   Management fees                                                                               10,445
   Administration and servicing fees:
       Fund Shares                                                                                2,805
       Institutional Shares                                                                       1,436
       Adviser Shares                                                                               148
   Transfer agent's fees:
       Fund Shares                                                                                2,489
       Institutional Shares                                                                       1,436
       Adviser Shares                                                                               102
   Distribution and service fees (Note 6D):
       Adviser Shares                                                                               247
   Custody and accounting fees:
       Fund Shares                                                                                  244
       Institutional Shares                                                                         184
       Adviser Shares                                                                                12
   Postage:
       Fund Shares                                                                                   96
       Institutional Shares                                                                          33
       Adviser Shares                                                                                 3
   Shareholder reporting fees:
       Fund Shares                                                                                   55
       Institutional Shares                                                                           9
       Adviser Shares                                                                                 1
   Trustees' fees                                                                                    29
   Registration fees:
       Fund Shares                                                                                   65
       Institutional Shares                                                                          73
       Adviser Shares                                                                                38
   Professional fees                                                                                178
   Other                                                                                             49
                                                                                               --------
       Total expenses                                                                            20,177
                                                                                               --------
NET INVESTMENT INCOME                                                                           139,553
                                                                                               --------

================================================================================

                                                      FINANCIAL STATEMENTS |  55

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Affiliated transactions (Note 8)                                                        $    572
       Unaffiliated transactions                                                                (14,050)
       Foreign currency transactions                                                                 (3)
       Futures transactions                                                                       3,196
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                               59,644
       Foreign currency translations                                                                  1
       Futures contracts                                                                          3,434
                                                                                               --------
             Net realized and unrealized gain                                                    52,794
                                                                                               --------
   Increase in net assets resulting from operations                                            $192,347
                                                                                               ========

See accompanying notes to financial statements.

================================================================================

56  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------------

                                                                                 2016               2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                   $  139,553         $  136,759
   Net realized gain (loss) on investments                                    (13,478)             1,484
   Net realized loss on foreign currency transactions                              (3)               (10)
   Net realized gain on futures transactions                                    3,196                261
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                             59,644           (118,922)
       Foreign currency translations                                                1                  -
       Futures contracts                                                        3,434                145
                                                                           -----------------------------
       Increase in net assets resulting from operations                       192,347             19,717
                                                                           -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                            (76,392)           (81,293)
       Institutional Shares                                                   (59,439)           (51,845)
       Adviser Shares                                                          (3,793)            (3,708)
                                                                           -----------------------------
            Total distributions of net investment income                     (139,624)          (136,846)
                                                                           -----------------------------
   Net realized gains:
       Fund Shares                                                             (2,192)            (2,835)
       Institutional Shares                                                    (1,328)            (1,745)
       Adviser Shares                                                            (110)              (128)
                                                                           -----------------------------
            Total distributions of net realized gains                          (3,630)            (4,708)
                                                                           -----------------------------
   Distributions to shareholders                                             (143,254)          (141,554)
                                                                           -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                               (274,991)           226,113
   Institutional Shares                                                       449,930             40,948
   Adviser Shares                                                             (20,291)            80,042
                                                                           -----------------------------
            Total net increase in net assets from
                capital share transactions                                    154,648            347,103
                                                                           -----------------------------
   Net increase in net assets                                                 203,741            225,266

NET ASSETS
   Beginning of year                                                        3,479,167          3,253,901
                                                                           -----------------------------
   End of year                                                             $3,682,908         $3,479,167
                                                                           =============================
Undistributed (overdistribution of) net investment income:
   End of year                                                             $     (158)        $        1
                                                                           =============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  57

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Intermediate-Term Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high current income without undue risk to principal.

The Fund consists of three classes of shares: Intermediate-Term Bond Fund Shares (Fund Shares), Intermediate-Term Bond Fund Institutional Shares (Institutional Shares), and Intermediate-Term Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement

================================================================================

58  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

        The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of

================================================================================

60  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

        the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and, the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

        the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category is primarily supported by discounted prior tender offer or quoted prices obtained

================================================================================

62  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    from broker-dealers participating in the market. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at July 31, 2016, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

    gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JULY 31, 2016*
    (IN THOUSANDS)

                                       ASSET DERIVATIVES                           LIABILITY DERIVATIVES
    --------------------------------------------------------------------------------------------------------
                                STATEMENT OF                               STATEMENT OF
    DERIVATIVES NOT             ASSETS AND                                 ASSETS AND
    ACCOUNTED FOR AS            LIABILITIES                                LIABILITIES
    HEDGING INSTRUMENTS         LOCATION                FAIR VALUE         LOCATION               FAIR VALUE
    --------------------------------------------------------------------------------------------------------
    Interest rate contracts     Net unrealized          $3,695**                                      $-
                                appreciation of
                                investments and
                                futures contracts
    --------------------------------------------------------------------------------------------------------

     * For open derivative instruments as of July 31, 2016, see the Portfolio of Investments, which also is indicative of activity for the year ended July 31, 2016.

    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2016 (IN THOUSANDS)

                                                                                       CHANGE IN
                                                                                       UNREALIZED
    DERIVATIVES NOT                                                REALIZED            APPRECIATION/
    ACCOUNTED FOR AS               STATEMENT OF                    GAIN (LOSS)         (DEPRECIATION)
    HEDGING INSTRUMENTS            OPERATIONS LOCATION             ON DERIVATIVES      ON DERIVATIVES
    -------------------------------------------------------------------------------------------------
    Interest rate contracts        Net realized gain (loss)         $3,196                   $3,434
                                   on Futures transactions/
                                   Change in net unrealized
                                   appreciation/(depreciation)
                                   of Futures contracts
    -------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable

================================================================================

64  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

    gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of July 31, 2016, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $4,000,000; of which all were when-issued securities.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2016, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown,

================================================================================

66  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended July 31, 2016, the Fund paid CAPCO facility fees of $21,000, which represents 4.9% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2016.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, distributions, and hybrid interest accrual adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase overdistribution of net investment income and decrease accumulated net realized loss on investments by $88,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2016, and 2015, was as follows:

                                                              2016                        2015
                                                          ----------------------------------------
Ordinary income*                                          $139,624,000                $137,251,000
Long-term realized capital gain                              3,630,000                   4,303,000
                                                          ------------                ------------
     Total distributions paid                             $143,254,000                $141,554,000
                                                          ============                ============

As of July 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                        $    883,000
Accumulated capital and other losses                                                    (9,906,000)
Unrealized appreciation of investments                                                 136,457,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on defaulted bond and hybrid interest accrual adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security

================================================================================

68  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2016, the Fund had long-term capital loss carryforwards of $9,906,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the year ended July 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2016, were $757,618,000 and $617,386,000, respectively.

As of July 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $3,514,399,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2016, for federal income tax purposes, were $195,918,000 and $59,460,000, respectively, resulting in net unrealized appreciation of $136,458,000.

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                 YEAR ENDED                        YEAR ENDED
                                                JULY 31, 2016                     JULY 31, 2015
    -------------------------------------------------------------------------------------------------
                                           SHARES           AMOUNT            SHARES          AMOUNT
                                           ----------------------------------------------------------
    FUND SHARES:
    Shares sold                             34,568        $ 359,122           54,712        $ 594,158
    Shares issued from
      reinvested dividends                   7,159           74,259            7,369           79,868
    Shares redeemed                        (69,042)        (708,372)         (41,362)        (447,913)
                                           ----------------------------------------------------------
    Net increase (decrease) from
      capital share transactions           (27,315)       $(274,991)          20,719        $ 226,113
                                           ==========================================================
    INSTITUTIONAL SHARES:
    Shares sold                             76,663        $ 785,430           27,965        $ 303,345
    Shares issued from
      reinvested dividends                   5,529           57,429            4,680           50,722
    Shares redeemed                        (37,913)        (392,929)         (28,861)        (313,119)
                                           ----------------------------------------------------------
    Net increase from capital
      share transactions                    44,279        $ 449,930            3,784        $  40,948
                                           ==========================================================
    ADVISER SHARES:
    Shares sold                              1,889        $  19,933           11,174        $ 121,445
    Shares issued from
      reinvested dividends                     356            3,695              323            3,490
    Shares redeemed                         (4,239)         (43,919)          (4,177)         (44,893)
                                           ----------------------------------------------------------
    Net increase (decrease) from
      capital share transactions            (1,994)       $ (20,291)           7,320        $  80,042
                                           ==========================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended July 31, 2016, the Fund had no subadviser(s).

================================================================================

70  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee, accrued daily and paid monthly, is computed as a percentage of the Fund's average net assets at annualized rates of 0.50% of the first $50 million of average net assets, 0.40% of that portion of average net assets over $50 million but not over $100 million, and 0.30% of that portion of average net assets over $100 million. For the year ended July 31, 2016, the Fund's effective annualized base fee was 0.30% of the Fund's average net assets for the same period.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Index. The Lipper Index tracks the performance of funds that invest primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. The share performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

    outperforms the Lipper Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $10,445,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $1,000, $90,000, and $(9,000), respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were less than 0.01%, 0.01%, and (0.01)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,805,000, $1,436,000, and $148,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2016, the Fund reimbursed the Manager $92,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2016, the Fund Shares, Institutional Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $2,489,000, $1,436,000, and $102,000, respectively.

================================================================================

72  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

D. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $247,000.

E. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2016, the Fund recorded a payable for capital shares redeemed of $1,760,000, for the USAA fund-of-funds' purchases and redemptions of Institutional Shares. As of July 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                              OWNERSHIP %
------------------------------------------------------------------------------
Cornerstone Conservative                                             1.2
Target Retirement Income                                             0.6
Target Retirement 2020                                               1.3
Target Retirement 2030                                               2.9
Target Retirement 2040                                               1.6
Target Retirement 2050                                               0.5
Target Retirement 2060                                               0.0*

*Represents less than 0.1%

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2016, USAA and its affiliates owned 490,000 Adviser Shares, which represents 5.3% of the Adviser Shares outstanding and 0.1% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                     NET REALIZED
                                                     COST TO        GAIN (LOSS) TO
SELLER                             PURCHASER        PURCHASER           SELLER
-----------------------------------------------------------------------------------
Intermediate-Term Bond           Short-Term Bond     $14,461,000        $572,000

================================================================================

74  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED JULY 31,
                             -------------------------------------------------------------------------
                                   2016           2015           2014              2013           2012
                             -------------------------------------------------------------------------
Net asset value at
  beginning of period        $    10.58     $    10.96     $    10.75        $    10.81     $    10.60
                             -------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .42            .43            .46               .48            .53
  Net realized and
    unrealized gain (loss)          .14           (.36)           .21              (.04)           .21
                             -------------------------------------------------------------------------
Total from investment
  operations                        .56            .07            .67               .44            .74
                             -------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.42)          (.43)          (.46)             (.48)          (.53)
  Realized capital gains           (.01)          (.02)          (.00)(a)          (.02)             -
                             -------------------------------------------------------------------------
Total distributions                (.43)          (.45)          (.46)             (.50)          (.53)
                             -------------------------------------------------------------------------
Net asset value at
  end of period              $    10.71     $    10.58     $    10.96        $    10.75     $    10.81
                             =========================================================================
Total return (%)*                  5.55            .58           6.37              4.08           7.27
Net assets at end
  of period (000)            $1,812,716     $2,079,610     $1,926,334        $1,775,162     $2,117,767
Ratios to average
  net assets:**
  Expenses (%)(b)                   .62            .68            .68(c)            .65(c)         .65
  Expenses, excluding
    reimbursements (%)(b)           .62            .68            .70               .71            .72
  Net investment income (%)        4.08           3.96           4.21              4.38           5.07
Portfolio turnover (%)               18             13              8                10             17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $1,869,217,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                      -              -              -              (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.65% of the Fund Shares' average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  75

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED JULY 31,
                             -------------------------------------------------------------------------
                                   2016           2015           2014              2013           2012
                             -------------------------------------------------------------------------
Net asset value at
  beginning of period        $    10.58     $    10.96     $    10.75        $    10.81       $  10.60
                             -------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .43            .44            .47               .49            .54
  Net realized and
    unrealized gain (loss)          .15           (.36)           .21              (.04)           .21
                             -------------------------------------------------------------------------
Total from investment
  operations                        .58            .08            .68               .45            .75
                             -------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.43)          (.44)          (.47)             (.49)          (.54)
  Realized capital gains           (.01)          (.02)          (.00)(a)          (.02)             -
                             -------------------------------------------------------------------------
Total distributions                (.44)          (.46)          (.47)             (.51)          (.54)
                             -------------------------------------------------------------------------
Net asset value at
  end of period              $    10.72     $    10.58     $    10.96        $    10.75       $  10.81
                             =========================================================================
Total return (%)*                  5.72            .68           6.49              4.18           7.37
Net assets at end
  of period (000)            $1,771,357     $1,280,804     $1,284,768        $1,132,579       $336,501
Ratios to average
  net assets:**
  Expenses (%)(b)                   .54            .58            .56               .55            .56
  Net investment income (%)        4.13           4.07           4.32              4.41           5.13
Portfolio turnover (%)               18             13              8                10             17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $1,437,718,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                      -              -              -              (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

76  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED JULY 31,
                             -------------------------------------------------------------------------
                                2016            2015             2014            2013             2012
                             -------------------------------------------------------------------------
Net asset value at
  beginning of period        $ 10.58        $  10.95          $ 10.74          $10.80           $10.60
                             -------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .40             .41              .39(a)          .45              .50
  Net realized and
    unrealized gain (loss)       .13            (.35)             .25(a)         (.04)             .20
                             -------------------------------------------------------------------------
Total from investment
  operations                     .53             .06              .64(a)          .41              .70
                             -------------------------------------------------------------------------
Less distributions from:
  Net investment income         (.40)           (.41)            (.43)           (.45)            (.50)
  Realized capital gains        (.01)           (.02)            (.00)(b)        (.02)               -
                             -------------------------------------------------------------------------
Total distributions             (.41)           (.43)            (.43)           (.47)            (.50)
                             -------------------------------------------------------------------------
Net asset value at
  end of period              $ 10.70        $  10.58          $ 10.95          $10.74           $10.80
                             =========================================================================
Total return (%)*               5.19             .46             6.08            3.77             6.86
Net assets at end
  of period (000)            $98,835        $118,753          $42,799          $8,890           $7,929
Ratios to average
  net assets:**
  Expenses (%)(c)                .86             .89(d)           .94             .95              .95
  Expenses, excluding
    reimbursements (%)(c)        .86             .89              .94            1.06             1.14
  Net investment income (%)     3.85            3.74             3.83            4.07             4.76
Portfolio turnover (%)            18              13                8              10               17

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $98,587,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   -               -             -             (.00%)(+)          (.00%)(+)

    (+) Represents less than 0.01% of average net assets.
(d) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.95% of the Adviser Shares' average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  77

================================================================================

EXPENSE EXAMPLE

July 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2016, through July 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

78  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                          BEGINNING                ENDING            DURING PERIOD*
                                        ACCOUNT VALUE           ACCOUNT VALUE       FEBRUARY 1, 2016 -
                                       FEBRUARY 1, 2016         JULY 31, 2016         JULY 31, 2016
                                       ---------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $1,076.40              $2.94

Hypothetical
  (5% return before expenses)               1,000.00               1,022.03               2.87

INSTITUTIONAL SHARES
Actual                                      1,000.00               1,077.60               2.63

Hypothetical
  (5% return before expenses)               1,000.00               1,022.33               2.56

ADVISER SHARES
Actual                                      1,000.00               1,075.10               4.23

Hypothetical
  (5% return before expenses)               1,000.00               1,020.79               4.12

*Expenses are equal to the annualized expense ratio of 0.57% for Fund Shares, 0.51% for Institutional Shares, and 0.82% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 7.64% for Fund Shares, 7.76% for Institutional Shares, and 7.51% for Adviser Shares for the six-month period of February 1, 2016, through July 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  79

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance,

================================================================================

80  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including

================================================================================

                                                     ADVISORY AGREEMENT(S) |  81

================================================================================

the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including

================================================================================

82  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

any performance adjustment to such fee. The Board took into account management's discussion of the Fund's expenses. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-year period ended December 31, 2015 and was above the average of its performance universe and its Lipper index for the three-, five,- and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2015, was in the top 40% of its performance universe for the three-year period ended December 31, 2015, was in the top 15% of its performance universe for the five-year period ended December 31, 2015, and was in the top 25% of its performance universe for the ten-year period ended December 31, 2015. The Board took into account management's discussion of the Fund's performance, including the reasons for its recent underperformance and its strong performance over the long-term.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also

================================================================================

                                                     ADVISORY AGREEMENT(S) |  83

================================================================================

considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board noted that the Fund has advisory fee breakpoints at specified asset levels, which allows the Fund to participate in any economies of scale. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

84  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  85

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

86  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  87

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

88  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment
        Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  89

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

90  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  91

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby serves as the Funds' anti-money laundering compliance officer.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

92  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40050-0916                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                              [GRAPHIC OF USAA HIGH INCOME FUND]

 ============================================================

   ANNUAL REPORT
   USAA HIGH INCOME FUND
   FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
   JULY 31, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... PLAN FOR A STRONGER FUTURE BY STAYING
FOCUSED ON THEIR LONG-TERM OBJECTIVES, USING        [PHOTO OF BROOKS ENGLEHARDT]
AN INVESTMENT PLAN THAT IS BASED ON THEIR
PERSONAL TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

SEPTEMBER 2016

Investors may be feeling a bit of whiplash as they look back over the reporting period ended July 31, 2016. Stocks and corporate bonds took a dive during the first half of the reporting period and then moved up sharply in the second half. Essentially, it was a tale of two markets.

In the first half of the reporting period, stocks and corporate bonds retreated on concerns about the global economy with worries about China's growth, a major catalyst. A key issue was the price of oil, which typically is a barometer of global economic growth expectations. Oil prices remained low amid persistent oversupply and weaker-than-expected demand. In mid-February 2016, stocks and corporate bonds reversed direction as investors appeared to overcome most of their previous fears about China and the broader global economy. The markets generally continued to advance during the second half of the reporting period as global central banks maintained lower-for-longer monetary policies and, in some cases, increased their ongoing stimulative measures. Although oil prices remained volatile, the prices of many other commodities rose. For the reporting period as a whole, U.S. stocks and corporate bonds posted modest gains while global stocks generally declined.

In the U.S. Treasury market, it was a slightly different story. During the first four months of the reporting period, longer-term yields edged up as positive economic trends and a pickup in inflation suggested that the Federal Reserve (the Fed) might raise short-term interest rates. As yields rose, prices--which move in the opposite direction--fell. In December 2015, the Fed ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%-- the first increase in nearly a decade. At the same time, Fed policymakers signaled that four interest rate increases may be on tap for 2016. The Fed has more influence over short-term interest rates than it has over longer-term interest rates. So despite the Fed's forecast, longer-term yields plunged in early 2016 as an increase in market volatility drove a safe-haven flight into U.S. Treasuries. Longer-term yields fell further in late March 2016 after the Fed lowered its previous forecast to two interest rate increases in 2016. In June 2016,

================================================================================

================================================================================

a weak U.S. jobs report and market volatility unleashed by the "Brexit" referendum (the United Kingdom's vote to leave the European Union) sent yields lower still. By the end of the reporting period, though some Fed policymakers noted that one interest rate increase was still possible, the markets were anticipating that no interest rate increases would occur in 2016. As a result of the sharp drop in yields, longer-term U.S. Treasuries were among the strongest-performing assets of the reporting period.

At USAA Investments, we have been saying for some time that Fed policymakers are likely to take a "lower-for-longer" approach to interest rate increases in order to avoid negatively affecting a U.S. economy that has struggled to build strong growth momentum. This view is supported, we believe, by the weak 1.2% gross domestic product growth recorded in the second quarter of 2016. Clearly, the United States economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to return to a normal rate of economic growth. We believe growth of the U.S. economy will continue to be low and slow throughout 2016 as it did in 2015.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation for the risks assumed. But it is important to remember that market conditions are always in fluctuation and time horizon matters. We believe that it is important for investors to plan for a stronger future by staying focused on their long-term objectives, using an investment plan that is based on their personal time horizon and risk tolerance. An investment plan can also keep investors from making hasty portfolio decisions based on market turmoil, and give them flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help you tailor your investment allocations to your long-term goals, time horizon, and tolerance for risk.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            7

FINANCIAL INFORMATION

    Distributions to Shareholders                                             16

    Report of Independent Registered
      Public Accounting Firm                                                  17

    Portfolio of Investments                                                  18

    Notes to Portfolio of Investments                                         42

    Financial Statements                                                      47

    Notes to Financial Statements                                             51

EXPENSE EXAMPLE                                                               72

ADVISORY AGREEMENT(S)                                                         74

TRUSTEES' AND OFFICERS' INFORMATION                                           79

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

209371-0916

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA HIGH INCOME FUND (THE FUND) SEEKS TO PROVIDE AN ATTRACTIVE TOTAL RETURN PRIMARILY THROUGH HIGH CURRENT INCOME AND SECONDARILY THROUGH CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund primarily invests its assets in a broad range of U.S. dollar-denominated high-yield securities, including bonds (often referred to as "junk" bonds), convertible securities, leveraged loans, or preferred stocks, with an emphasis on non-investment-grade debt securities. Although the Fund will invest primarily in U.S. securities, it may invest without limit in dollar-denominated foreign securities and to a limited extent in non-dollar-denominated foreign securities, including in each case emerging markets securities. The Fund also may use derivatives or various other investment techniques to increase or decrease its exposure to changing security prices or other factors that affect security prices.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

       [PHOTO OF R. MATTHEW FREUND]                     [PHOTO OF JULIANNE BASS]
       R. MATTHEW FREUND, CFA                           JULIANNE BASS, CFA
       USAA Asset                                       USAA Asset
       Management Company                               Management Company

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The collapse in commodity prices, concerns about slowing global economic growth, and uncertainty surrounding China dampened investor sentiment during the first half of the reporting period ended July 31, 2016. Investor aversion to risk increased dramatically, and volatility surged in the stock and corporate bond markets. In mid-February 2016, stocks and corporate bonds reversed direction as commodity prices rose and Chinese officials took action to stabilize China's currency. The corporate bond market also benefited from the heavy buying by foreign investors, who responded to the negative interest rates offered by certain Japanese and European government bonds by seeking higher yields in the U.S. The United Kingdom's vote to leave the European Union (Brexit) led to an increase in volatility during late June 2016, but corporate bond prices had largely recovered by the end of the reporting period.

    The high-yield bond market experienced dramatic spread volatility during the reporting period. (Spreads are generally considered an indication of risk; the wider the spread, the greater the risk.) High-yield credit spreads--which are the yield differentials between high-yield corporate bonds and U.S. Treasury securities of comparable maturity--widened significantly during the first part of the reporting period. The widening, which reached its peak in mid-February 2016, began in the energy sector as oil prices fell, but extended thereafter to the metals and mining sector, the shipping sector, and beyond. As volatility subsided and commodity prices improved, spreads narrowed, finishing the reporting period near where they started. Credit spreads based on the Barclays U.S. Corporate

================================================================================

2  | USAA HIGH INCOME FUND

================================================================================

             o BARCLAYS U.S. CORPORATE HIGH YIELD INDEX o

         [CHART OF BARCLAYS U.S. CORPORATE HIGH YIELD INDEX]

                                                                 Average Option
   DATE                                                          Adjusted Spread
 7/31/2015                                                            5.13
  8/3/2015                                                            5.20
  8/4/2015                                                            5.00
  8/5/2015                                                            4.94
  8/6/2015                                                            5.04
  8/7/2015                                                            5.16
 8/10/2015                                                            5.14
 8/11/2015                                                            5.31
 8/12/2015                                                            5.41
 8/13/2015                                                            5.29
 8/14/2015                                                            5.28
 8/17/2015                                                            5.30
 8/18/2015                                                            5.29
 8/19/2015                                                            5.41
 8/20/2015                                                            5.48
 8/21/2015                                                            5.60
 8/24/2015                                                            5.87
 8/25/2015                                                            5.63
 8/26/2015                                                            5.65
 8/27/2015                                                            5.54
 8/28/2015                                                            5.47
 8/31/2015                                                            5.44
  9/1/2015                                                            5.49
  9/2/2015                                                            5.46
  9/3/2015                                                            5.44
  9/4/2015                                                            5.48
  9/8/2015                                                            5.38
  9/9/2015                                                            5.33
 9/10/2015                                                            5.32
 9/11/2015                                                            5.36
 9/14/2015                                                            5.38
 9/15/2015                                                            5.31
 9/16/2015                                                            5.35
 9/17/2015                                                            5.47
 9/18/2015                                                            5.57
 9/21/2015                                                            5.52
 9/22/2015                                                            5.73
 9/23/2015                                                            5.73
 9/24/2015                                                            5.88
 9/25/2015                                                            5.90
 9/28/2015                                                            6.21
 9/29/2015                                                            6.34
 9/30/2015                                                            6.30
 10/1/2015                                                            6.35
 10/2/2015                                                            6.53
 10/5/2015                                                            6.33
 10/6/2015                                                            6.23
 10/7/2015                                                            6.03
 10/8/2015                                                            5.98
 10/9/2015                                                            5.86
10/13/2015                                                            5.97
10/14/2015                                                            6.06
10/15/2015                                                            6.01
10/16/2015                                                            5.94
10/19/2015                                                            5.91
10/20/2015                                                            5.82
10/21/2015                                                            5.83
10/22/2015                                                            5.85
10/23/2015                                                            5.73
10/26/2015                                                            5.73
10/27/2015                                                            5.81
10/28/2015                                                            5.72
10/29/2015                                                            5.63
10/30/2015                                                            5.60
 11/2/2015                                                            5.55
 11/3/2015                                                            5.48
 11/4/2015                                                            5.45
 11/5/2015                                                            5.51
 11/6/2015                                                            5.52
 11/9/2015                                                            5.62
11/10/2015                                                            5.70
11/12/2015                                                            5.79
11/13/2015                                                            5.91
11/16/2015                                                            5.95
11/17/2015                                                            5.87
11/18/2015                                                            5.90
11/19/2015                                                            5.97
11/20/2015                                                            6.01
11/23/2015                                                            6.03
11/24/2015                                                            6.07
11/25/2015                                                            6.04
11/27/2015                                                            6.06
11/30/2015                                                            6.02
 12/1/2015                                                            6.02
 12/2/2015                                                            5.97
 12/3/2015                                                            5.92
 12/4/2015                                                            6.00
 12/7/2015                                                            6.14
 12/8/2015                                                            6.28
 12/9/2015                                                            6.34
12/10/2015                                                            6.35
12/11/2015                                                            6.72
12/14/2015                                                            6.91
12/15/2015                                                            6.67
12/16/2015                                                            6.57
12/17/2015                                                            6.59
12/18/2015                                                            6.79
12/21/2015                                                            6.85
12/22/2015                                                            6.76
12/23/2015                                                            6.66
12/24/2015                                                            6.67
12/28/2015                                                            6.69
12/29/2015                                                            6.58
12/30/2015                                                            6.58
12/31/2015                                                            6.60
  1/4/2016                                                            6.74
  1/5/2016                                                            6.68
  1/6/2016                                                            6.76
  1/7/2016                                                            6.89
  1/8/2016                                                            6.91
 1/11/2016                                                            6.95
 1/12/2016                                                            7.03
 1/13/2016                                                            7.13
 1/14/2016                                                            7.23
 1/15/2016                                                            7.55
 1/19/2016                                                            7.53
 1/20/2016                                                            7.90
 1/21/2016                                                            7.76
 1/22/2016                                                            7.50
 1/25/2016                                                            7.46
 1/26/2016                                                            7.44
 1/27/2016                                                            7.40
 1/28/2016                                                            7.37
 1/29/2016                                                            7.34
  2/1/2016                                                            7.36
  2/2/2016                                                            7.58
  2/3/2016                                                            7.66
  2/4/2016                                                            7.62
  2/5/2016                                                            7.68
  2/8/2016                                                            8.07
  2/9/2016                                                            8.15
 2/10/2016                                                            8.09
 2/11/2016                                                            8.39
 2/12/2016                                                            8.20
 2/16/2016                                                            8.06
 2/17/2016                                                            7.82
 2/18/2016                                                            7.77
 2/19/2016                                                            7.81
 2/22/2016                                                            7.69
 2/23/2016                                                            7.70
 2/24/2016                                                            7.78
 2/25/2016                                                            7.68
 2/26/2016                                                            7.42
 2/29/2016                                                            7.26
  3/1/2016                                                            7.03
  3/2/2016                                                            6.90
  3/3/2016                                                            6.88
  3/4/2016                                                            6.69
  3/7/2016                                                            6.64
  3/8/2016                                                            6.73
  3/9/2016                                                            6.76
 3/10/2016                                                            6.66
 3/11/2016                                                            6.42
 3/14/2016                                                            6.38
 3/15/2016                                                            6.46
 3/16/2016                                                            6.53
 3/17/2016                                                            6.41
 3/18/2016                                                            6.29
 3/21/2016                                                            6.24
 3/22/2016                                                            6.28
 3/23/2016                                                            6.38
 3/24/2016                                                            6.51
 3/28/2016                                                            6.56
 3/29/2016                                                            6.68
 3/30/2016                                                            6.56
 3/31/2016                                                            6.56
  4/1/2016                                                            6.56
  4/4/2016                                                            6.55
  4/5/2016                                                            6.63
  4/6/2016                                                            6.53
  4/7/2016                                                            6.60
  4/8/2016                                                            6.51
 4/11/2016                                                            6.48
 4/12/2016                                                            6.38
 4/13/2016                                                            6.22
 4/14/2016                                                            6.12
 4/15/2016                                                            6.16
 4/18/2016                                                            6.17
 4/19/2016                                                            6.03
 4/20/2016                                                            5.89
 4/21/2016                                                            5.86
 4/22/2016                                                            5.87
 4/25/2016                                                            5.91
 4/26/2016                                                            5.86
 4/27/2016                                                            5.87
 4/28/2016                                                            5.82
 4/29/2016                                                            5.77
  5/2/2016                                                            5.75
  5/3/2016                                                            5.91
  5/4/2016                                                            5.98
  5/5/2016                                                            6.00
  5/6/2016                                                            6.08
  5/9/2016                                                            6.11
 5/10/2016                                                            6.04
 5/11/2016                                                            6.00
 5/12/2016                                                            5.95
 5/13/2016                                                            5.99
 5/16/2016                                                            5.91
 5/17/2016                                                            5.87
 5/18/2016                                                            5.77
 5/19/2016                                                            5.88
 5/20/2016                                                            5.81
 5/23/2016                                                            5.79
 5/24/2016                                                            5.71
 5/25/2016                                                            5.63
 5/26/2016                                                            5.67
 5/27/2016                                                            5.67
 5/31/2016                                                            5.66
  6/1/2016                                                            5.69
  6/2/2016                                                            5.69
  6/3/2016                                                            5.78
  6/6/2016                                                            5.69
  6/7/2016                                                            5.61
  6/8/2016                                                            5.53
  6/9/2016                                                            5.55
 6/10/2016                                                            5.64
 6/13/2016                                                            5.71
 6/14/2016                                                            5.83
 6/15/2016                                                            5.87
 6/16/2016                                                            5.98
 6/17/2016                                                            5.90
 6/20/2016                                                            5.72
 6/21/2016                                                            5.69
 6/22/2016                                                            5.68
 6/23/2016                                                            5.57
 6/24/2016                                                            5.87
 6/27/2016                                                            6.16
 6/28/2016                                                            6.16
 6/29/2016                                                            6.02
 6/30/2016                                                            5.94
  7/1/2016                                                            5.85
  7/5/2016                                                            5.90
  7/6/2016                                                            5.85
  7/7/2016                                                            5.77
  7/8/2016                                                            5.64
 7/11/2016                                                            5.43
 7/12/2016                                                            5.25
 7/13/2016                                                            5.32
 7/14/2016                                                            5.25
 7/15/2016                                                            5.20
 7/18/2016                                                            5.23
 7/19/2016                                                            5.25
 7/20/2016                                                            5.21
 7/21/2016                                                            5.21
 7/22/2016                                                            5.20
 7/25/2016                                                            5.17
 7/26/2016                                                            5.21
 7/27/2016                                                            5.30
 7/28/2016                                                            5.33
 7/29/2016                                                            5.40

                                 [END CHART]

    High Yield Index began the period at 513 basis points, widened to 839 basis points on February 11, 2016, and ended the reporting period at 542 basis points. (A basis point is 1/100th of a percent.)

    Shorter-term interest rates, which are generally correlated to action by the Federal Reserve (the Fed), act, rose during the reporting period. In December 2015, the Fed raised the federal funds target rate by 0.25% to a range of between 0.25% and 0.50%. In its policy statement, the Fed indicated that it intended to proceed gradually with interest rate increases based on the performance of the U.S. economy, but signaled the potential for four interest rate increases during 2016. However, amid mixed economic data and global uncertainty, the Fed grew more dovish and suggested in March 2016 that only two interest rate increases were likely in 2016. A disappointing U.S. employment report in June 2016, along with Brexit-related volatility, led the Fed to cut that projection to one interest rate increase. By the end of the reporting period, market expectations for an interest rate increase in 2016 had fallen to less than

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    50 percent. While the short end of the yield curve rose during the reporting period overall, the longer end flattened as interest rates on bonds with maturities longer than two years fell. The yield on the bellwether 10-year U.S. Treasury dropped from 2.18% on July 31, 2015 to 1.45% on July 29, 2016, the last trading day of the reporting period.

    High-yield securities posted positive returns for the reporting period overall. However, as can be seen in the comparative returns chart, they departed from their historical performance during the reporting period, underperforming both the S&P 500(R) Index and 10-year U.S. Treasury securities. Historically, high-yield securities tend to perform between stocks and high-quality bonds, with generally less volatility, which can provide long-term investors with a significant diversification advantage.

                      o THREE-YEAR COMPARATIVE RETURNS o

                  [CHART OF THREE-YEAR COMPARATIVE RETURNS]

                      S&P 500                            CITI U.S. TREASURY                        USAA HIGH
    DATE               INDEX                DATE           10-YEAR INDEX           DATE           INCOME FUND
 7/31/2013             0.00              7/31/2013             0.00             7/31/2013             0.00
  8/1/2013             1.26               8/1/2013            -1.19              8/1/2013             0.00
  8/2/2013             1.43               8/2/2013            -0.09              8/2/2013             0.00
  8/5/2013             1.29               8/5/2013            -0.41              8/5/2013             0.00
  8/6/2013             0.72               8/6/2013            -0.42              8/6/2013             0.00
  8/7/2013             0.36               8/7/2013            -0.05              8/7/2013            -0.11
  8/8/2013             0.78               8/8/2013             0.15              8/8/2013             0.00
  8/9/2013             0.44               8/9/2013             0.18              8/9/2013             0.00
 8/12/2013             0.32              8/12/2013            -0.03             8/12/2013             0.00
 8/13/2013             0.62              8/13/2013            -1.01             8/13/2013            -0.11
 8/14/2013             0.12              8/14/2013            -0.99             8/14/2013            -0.11
 8/15/2013            -1.29              8/15/2013            -1.35             8/15/2013            -0.46
 8/16/2013            -1.61              8/16/2013            -2.06             8/16/2013            -0.46
 8/19/2013            -2.19              8/19/2013            -2.55             8/19/2013            -0.68
 8/20/2013            -1.81              8/20/2013            -1.95             8/20/2013            -0.68
 8/21/2013            -2.37              8/21/2013            -2.28             8/21/2013            -0.91
 8/22/2013            -1.53              8/22/2013            -2.67             8/22/2013            -0.91
 8/23/2013            -1.12              8/23/2013            -1.97             8/23/2013            -0.80
 8/26/2013            -1.52              8/26/2013            -1.85             8/26/2013            -0.68
 8/27/2013            -3.09              8/27/2013            -1.09             8/27/2013            -0.80
 8/28/2013            -2.80              8/28/2013            -1.60             8/28/2013            -0.74
 8/29/2013            -2.60              8/29/2013            -1.28             8/29/2013            -0.74
 8/30/2013            -2.90              8/30/2013            -1.28             8/30/2013            -0.74
  9/3/2013            -2.49               9/2/2013            -1.27              9/3/2013            -0.62
  9/4/2013            -1.67               9/3/2013            -2.11              9/4/2013            -0.74
  9/5/2013            -1.55               9/4/2013            -2.50              9/5/2013            -0.85
  9/6/2013            -1.53               9/5/2013            -3.19              9/6/2013            -0.74
  9/9/2013            -0.54               9/6/2013            -2.85              9/9/2013            -0.62
 9/10/2013             0.19               9/9/2013            -2.48             9/10/2013            -0.62
 9/11/2013             0.51              9/10/2013            -2.98             9/11/2013            -0.62
 9/12/2013             0.20              9/11/2013            -2.64             9/12/2013            -0.51
 9/13/2013             0.47              9/12/2013            -2.54             9/13/2013            -0.40
 9/16/2013             1.04              9/13/2013            -2.44             9/16/2013            -0.28
 9/17/2013             1.47              9/16/2013            -2.23             9/17/2013            -0.17
 9/18/2013             2.71              9/17/2013            -2.03             9/18/2013             0.18
 9/19/2013             2.53              9/18/2013            -0.70             9/19/2013             0.41
 9/20/2013             1.79              9/19/2013            -1.12             9/20/2013             0.41
 9/23/2013             1.31              9/20/2013            -0.97             9/23/2013             0.29
 9/24/2013             1.06              9/23/2013            -0.80             9/24/2013             0.29
 9/25/2013             0.79              9/24/2013            -0.29             9/25/2013             0.29
 9/26/2013             1.16              9/25/2013             0.07             9/26/2013             0.32
 9/27/2013             0.75              9/26/2013            -0.18             9/27/2013             0.20
 9/30/2013             0.15              9/27/2013             0.05             9/30/2013             0.09
 10/1/2013             0.96              9/30/2013             0.09             10/1/2013             0.20
 10/2/2013             0.91              10/1/2013            -0.17             10/2/2013             0.20
 10/3/2013             0.00              10/2/2013             0.01             10/3/2013             0.20
 10/4/2013             0.71              10/3/2013             0.17             10/4/2013             0.32
 10/7/2013            -0.15              10/4/2013            -0.17             10/7/2013             0.32
 10/8/2013            -1.35              10/7/2013            -0.01             10/8/2013             0.32
 10/9/2013            -1.28              10/8/2013             0.00             10/9/2013             0.32
10/10/2013             0.89              10/9/2013            -0.15            10/10/2013             0.43
10/11/2013             1.53             10/10/2013            -0.44            10/11/2013             0.66
10/14/2013             1.94             10/11/2013            -0.40            10/14/2013             0.66
10/15/2013             1.22             10/14/2013            -0.38            10/15/2013             0.66
10/16/2013             2.63             10/15/2013            -0.71            10/16/2013             0.89
10/17/2013             3.33             10/16/2013            -0.28            10/17/2013             1.24
10/18/2013             4.01             10/17/2013             0.47            10/18/2013             1.47
10/21/2013             4.02             10/18/2013             0.46            10/21/2013             1.58
10/22/2013             4.61             10/21/2013             0.31            10/22/2013             1.81
10/23/2013             4.12             10/22/2013             1.15            10/23/2013             1.81
10/24/2013             4.46             10/23/2013             1.38            10/24/2013             1.92
10/25/2013             4.92             10/24/2013             1.10            10/25/2013             2.15
10/28/2013             5.06             10/25/2013             1.27            10/28/2013             2.15
10/29/2013             5.65             10/28/2013             1.18            10/29/2013             2.23
10/30/2013             5.15             10/29/2013             1.25            10/30/2013             2.23
10/31/2013             4.75             10/30/2013             1.06            10/31/2013             2.23
 11/1/2013             5.06             10/31/2013             0.94             11/1/2013             2.23
 11/4/2013             5.43              11/1/2013             0.29             11/4/2013             2.23
 11/5/2013             5.15              11/4/2013             0.48             11/5/2013             2.11
 11/6/2013             5.65              11/5/2013            -0.04             11/6/2013             2.23
 11/7/2013             4.28              11/6/2013             0.14             11/7/2013             2.23
 11/8/2013             5.69              11/7/2013             0.41             11/8/2013             2.00
11/11/2013             5.76              11/8/2013            -0.73            11/11/2013             2.00
11/12/2013             5.52             11/11/2013            -0.71            11/12/2013             1.88
11/13/2013             6.41             11/12/2013            -0.89            11/13/2013             1.88
11/14/2013             6.94             11/13/2013            -0.54            11/14/2013             2.00
11/15/2013             7.39             11/14/2013            -0.16            11/15/2013             2.11
11/18/2013             7.00             11/15/2013            -0.20            11/18/2013             2.34
11/19/2013             6.80             11/18/2013             0.07            11/19/2013             2.34
11/20/2013             6.42             11/19/2013            -0.19            11/20/2013             2.23
11/21/2013             7.29             11/20/2013            -0.82            11/21/2013             2.34
11/22/2013             7.84             11/21/2013            -0.77            11/22/2013             2.46
11/25/2013             7.70             11/22/2013            -0.50            11/25/2013             2.58
11/26/2013             7.73             11/25/2013            -0.39            11/26/2013             2.58
11/27/2013             8.02             11/26/2013             0.01            11/27/2013             2.70
11/29/2013             7.94             11/27/2013            -0.34            11/29/2013             2.70
 12/2/2013             7.65             11/28/2013            -0.33             12/2/2013             2.70
 12/3/2013             7.32             11/29/2013            -0.38             12/3/2013             2.70
 12/4/2013             7.20              12/2/2013            -0.86             12/4/2013             2.58
 12/5/2013             6.74              12/3/2013            -0.62             12/5/2013             2.70
 12/6/2013             7.95              12/4/2013            -1.17             12/6/2013             2.71
 12/9/2013             8.15              12/5/2013            -1.37             12/9/2013             2.71
12/10/2013             7.81              12/6/2013            -1.50            12/10/2013             2.83
12/11/2013             6.60              12/9/2013            -1.27            12/11/2013             2.83
12/12/2013             6.23             12/10/2013            -0.75            12/12/2013             2.71
12/13/2013             6.22             12/11/2013            -1.17            12/13/2013             2.83
12/16/2013             6.89             12/12/2013            -1.44            12/16/2013             2.94
12/17/2013             6.56             12/13/2013            -1.34            12/17/2013             2.87
12/18/2013             8.34             12/16/2013            -1.41            12/18/2013             2.99
12/19/2013             8.29             12/17/2013            -1.09            12/19/2013             2.99
12/20/2013             8.81             12/18/2013            -1.46            12/20/2013             3.11
12/23/2013             9.41             12/19/2013            -1.79            12/23/2013             3.11
12/24/2013             9.73             12/20/2013            -1.44            12/24/2013             3.11
12/26/2013            10.25             12/23/2013            -1.79            12/26/2013             3.23
12/27/2013            10.24             12/24/2013            -2.23            12/27/2013             3.23
12/30/2013            10.22             12/26/2013            -2.28            12/30/2013             3.34
12/31/2013            10.67             12/27/2013            -2.38            12/31/2013             3.34
  1/2/2014             9.70             12/30/2013            -2.14              1/2/2014             3.46
  1/3/2014             9.67             12/31/2013            -2.37              1/3/2014             3.58
  1/6/2014             9.40               1/2/2014            -2.17              1/6/2014             3.70
  1/7/2014            10.06               1/3/2014            -2.24              1/7/2014             3.82
  1/8/2014            10.07               1/6/2014            -1.93              1/8/2014             3.82
  1/9/2014            10.11               1/7/2014            -1.72              1/9/2014             3.94
 1/10/2014            10.36               1/8/2014            -2.18             1/10/2014             4.18
 1/13/2014             8.99               1/9/2014            -1.93             1/13/2014             4.18
 1/14/2014            10.17              1/10/2014            -1.06             1/14/2014             4.18
 1/15/2014            10.74              1/13/2014            -0.75             1/15/2014             4.30
 1/16/2014            10.59              1/14/2014            -1.11             1/16/2014             4.41
 1/17/2014            10.16              1/15/2014            -1.23             1/17/2014             4.41
 1/21/2014            10.47              1/16/2014            -0.88             1/21/2014             4.53
 1/22/2014            10.55              1/17/2014            -0.73             1/22/2014             4.53
 1/23/2014             9.57              1/20/2014            -0.71             1/23/2014             4.53
 1/24/2014             7.28              1/21/2014            -0.65             1/24/2014             4.30
 1/27/2014             6.76              1/22/2014            -0.97             1/27/2014             4.18
 1/28/2014             7.42              1/23/2014            -0.22             1/28/2014             4.30
 1/29/2014             6.33              1/24/2014             0.11             1/29/2014             4.26
 1/30/2014             7.54              1/27/2014            -0.13             1/30/2014             4.38
 1/31/2014             6.84              1/28/2014             0.04             1/31/2014             4.50
  2/3/2014             4.40              1/29/2014             0.65              2/3/2014             4.38
  2/4/2014             5.21              1/30/2014             0.50              2/4/2014             4.26
  2/5/2014             5.02              1/31/2014             0.77              2/5/2014             4.26
  2/6/2014             6.38               2/3/2014             1.51              2/6/2014             4.50
  2/7/2014             7.80               2/4/2014             1.15              2/7/2014             4.74
 2/10/2014             7.97               2/5/2014             0.78             2/10/2014             4.86
 2/11/2014             9.17               2/6/2014             0.48             2/11/2014             4.97
 2/12/2014             9.19               2/7/2014             0.73             2/12/2014             5.09
 2/13/2014             9.84              2/10/2014             0.74             2/13/2014             5.21
 2/14/2014            10.38              2/11/2014             0.37             2/14/2014             5.33
 2/18/2014            10.52              2/12/2014             0.01             2/18/2014             5.45
 2/19/2014             9.81              2/13/2014             0.51             2/19/2014             5.57
 2/20/2014            10.49              2/14/2014             0.41             2/20/2014             5.57
 2/21/2014            10.29              2/17/2014             0.43             2/21/2014             5.81
 2/24/2014            10.98              2/18/2014             0.72             2/24/2014             5.81
 2/25/2014            10.83              2/19/2014             0.54             2/25/2014             6.05
 2/26/2014            10.85              2/20/2014             0.37             2/26/2014             6.06
 2/27/2014            11.42              2/21/2014             0.56             2/27/2014             6.18
 2/28/2014            11.73              2/24/2014             0.43             2/28/2014             6.30
  3/3/2014            10.91              2/25/2014             0.86              3/3/2014             6.30
  3/4/2014            12.60              2/26/2014             1.13              3/4/2014             6.30
  3/5/2014            12.62              2/27/2014             1.39              3/5/2014             6.42
  3/6/2014            12.83              2/28/2014             1.28              3/6/2014             6.42
  3/7/2014            12.90               3/3/2014             1.74              3/7/2014             6.30
 3/10/2014            12.86               3/4/2014             1.01             3/10/2014             6.30
 3/11/2014            12.29               3/5/2014             0.96             3/11/2014             6.30
 3/12/2014            12.35               3/6/2014             0.62             3/12/2014             6.42
 3/13/2014            11.05               3/7/2014             0.16             3/13/2014             6.42
 3/14/2014            10.74              3/10/2014             0.24             3/14/2014             6.30
 3/17/2014            11.81              3/11/2014             0.42             3/17/2014             6.42
 3/18/2014            12.62              3/12/2014             0.78             3/18/2014             6.54
 3/19/2014            11.93              3/13/2014             1.38             3/19/2014             6.42
 3/20/2014            12.60              3/14/2014             1.48             3/20/2014             6.42
 3/21/2014            12.27              3/17/2014             1.05             3/21/2014             6.54
 3/24/2014            11.73              3/18/2014             1.21             3/24/2014             6.54
 3/25/2014            12.23              3/19/2014             0.45             3/25/2014             6.66
 3/26/2014            11.45              3/20/2014             0.41             3/26/2014             6.66
 3/27/2014            11.26              3/21/2014             0.64             3/27/2014             6.70
 3/28/2014            11.78              3/24/2014             0.79             3/28/2014             6.82
 3/31/2014            12.67              3/25/2014             0.78             3/31/2014             6.94
  4/1/2014            13.47              3/26/2014             1.09              4/1/2014             6.94
  4/2/2014            13.81              3/27/2014             1.35              4/2/2014             7.06
  4/3/2014            13.68              3/28/2014             1.01              4/3/2014             7.06
  4/4/2014            12.26              3/31/2014             0.94              4/4/2014             7.18
  4/7/2014            11.06               4/1/2014             0.65              4/7/2014             7.18
  4/8/2014            11.51               4/2/2014             0.26              4/8/2014             7.18
  4/9/2014            12.74               4/3/2014             0.39              4/9/2014             7.30
 4/10/2014            10.38               4/4/2014             0.95             4/10/2014             7.30
 4/11/2014            9.35                4/7/2014             1.23             4/11/2014             7.18
 4/14/2014            10.25               4/8/2014             1.37             4/14/2014             7.30
 4/15/2014            10.99               4/9/2014             1.33             4/15/2014             7.30
 4/16/2014            12.16              4/10/2014             1.83             4/16/2014             7.42
 4/17/2014            12.32              4/11/2014             1.93             4/17/2014             7.42
 4/21/2014            12.74              4/14/2014             1.76             4/21/2014             7.42
 4/22/2014            13.20              4/15/2014             1.88             4/22/2014             7.54
 4/23/2014            12.97              4/16/2014             1.80             4/23/2014             7.54
 4/24/2014            13.16              4/17/2014             1.18             4/24/2014             7.66
 4/25/2014            12.25              4/18/2014             1.18             4/25/2014             7.66
 4/28/2014            12.62              4/21/2014             1.13             4/28/2014             7.72
 4/29/2014            13.16              4/22/2014             1.07             4/29/2014             7.84
 4/30/2014            13.50              4/23/2014             1.44             4/30/2014             7.84
  5/1/2014            13.49              4/24/2014             1.42              5/1/2014             7.84
  5/2/2014            13.34              4/25/2014             1.61              5/2/2014             7.96
  5/5/2014            13.56              4/28/2014             1.54              5/5/2014             7.96
  5/6/2014            12.54              4/29/2014             1.41              5/6/2014             7.96
  5/7/2014            13.22              4/30/2014             1.82              5/7/2014             8.08
  5/8/2014            13.09               5/1/2014             2.19              5/8/2014             8.20
  5/9/2014            13.29               5/2/2014             2.33              5/9/2014             8.33
 5/12/2014            14.39               5/5/2014             2.19             5/12/2014             8.33
 5/13/2014            14.46               5/6/2014             2.32             5/13/2014             8.45
 5/14/2014            13.95               5/7/2014             2.38             5/14/2014             8.57
 5/15/2014            12.90               5/8/2014             2.52             5/15/2014             8.57
 5/16/2014            13.32               5/9/2014             2.34             5/16/2014             8.57
 5/19/2014            13.77              5/12/2014             2.06             5/19/2014             8.69
 5/20/2014            13.03              5/13/2014             2.40             5/20/2014             8.69
 5/21/2014            13.97              5/14/2014             3.05             5/21/2014             8.69
 5/22/2014            14.25              5/15/2014             3.44             5/22/2014             8.69
 5/23/2014            14.74              5/16/2014             3.27             5/23/2014             8.69
 5/27/2014            15.43              5/19/2014             3.14             5/27/2014             8.81
 5/28/2014            15.32              5/20/2014             3.40             5/28/2014             8.90
 5/29/2014            15.95              5/21/2014             3.17             5/29/2014             8.90
 5/30/2014            16.16              5/22/2014             2.97             5/30/2014             9.02
  6/2/2014            16.26              5/23/2014             3.17              6/2/2014             9.02
  6/3/2014            16.22              5/26/2014             3.20              6/3/2014             9.02
  6/4/2014            16.46              5/27/2014             3.39              6/4/2014             8.90
  6/5/2014            17.23              5/28/2014             4.08              6/5/2014             9.14
  6/6/2014            17.79              5/29/2014             4.02              6/6/2014             9.38
  6/9/2014            17.91              5/30/2014             3.94              6/9/2014             9.38
 6/10/2014            17.88               6/2/2014             3.25             6/10/2014             9.38
 6/11/2014            17.47               6/3/2014             2.72             6/11/2014             9.38
 6/12/2014            16.67               6/4/2014             2.63             6/12/2014             9.38
 6/13/2014            17.04               6/5/2014             2.82             6/13/2014             9.51
 6/16/2014            17.14               6/6/2014             2.73             6/16/2014             9.51
 6/17/2014            17.40               6/9/2014             2.60             6/17/2014             9.63
 6/18/2014            18.30              6/10/2014             2.40             6/18/2014             9.63
 6/19/2014            18.47              6/11/2014             2.36             6/19/2014             9.75
 6/20/2014            18.68              6/12/2014             2.85             6/20/2014             9.87
 6/23/2014            18.66              6/13/2014             2.71             6/23/2014             9.99
 6/24/2014            17.91              6/16/2014             2.78             6/24/2014             9.87
 6/25/2014            18.49              6/17/2014             2.27             6/25/2014             9.99
 6/26/2014            18.37              6/18/2014             2.65             6/26/2014            10.03
 6/27/2014            18.60              6/19/2014             2.59             6/27/2014            10.03
 6/30/2014            18.56              6/20/2014             2.58             6/30/2014            10.15
  7/1/2014            19.38              6/23/2014             2.62              7/1/2014            10.15
  7/2/2014            19.46              6/24/2014             2.93              7/2/2014            10.15
  7/3/2014            20.12              6/25/2014             3.20              7/3/2014            10.15
  7/7/2014            19.65              6/26/2014             3.51              7/7/2014            10.15
  7/8/2014            18.84              6/27/2014             3.44              7/8/2014            10.15
  7/9/2014            19.40              6/30/2014             3.62              7/9/2014            10.15
 7/10/2014            18.91               7/1/2014             3.18             7/10/2014            10.15
 7/11/2014            19.09               7/2/2014             2.62             7/11/2014            10.15
 7/14/2014            19.67               7/3/2014             2.45             7/14/2014            10.15
 7/15/2014            19.44               7/4/2014             2.45             7/15/2014            10.15
 7/16/2014            19.96               7/7/2014             2.75             7/16/2014            10.03
 7/17/2014            18.55               7/8/2014             3.23             7/17/2014             9.90
 7/18/2014            19.77               7/9/2014             3.41             7/18/2014             9.78
 7/21/2014            19.49              7/10/2014             3.53             7/21/2014             9.78
 7/22/2014            20.09              7/11/2014             3.65             7/22/2014             9.90
 7/23/2014            20.30              7/14/2014             3.41             7/23/2014             9.90
 7/24/2014            20.36              7/15/2014             3.42             7/24/2014            10.03
 7/25/2014            19.78              7/16/2014             3.52             7/25/2014            10.03
 7/28/2014            19.82              7/17/2014             4.11             7/28/2014            10.03
 7/29/2014            19.28              7/18/2014             4.02             7/29/2014             9.96
 7/30/2014            19.31              7/21/2014             4.12             7/30/2014             9.84
 7/31/2014            16.93              7/22/2014             4.21             7/31/2014             9.35
  8/1/2014            16.59              7/23/2014             4.24              8/1/2014             9.10
  8/4/2014            17.43              7/24/2014             3.84              8/4/2014             9.10
  8/5/2014            16.31              7/25/2014             4.22              8/5/2014             9.23
  8/6/2014            16.34              7/28/2014             4.03              8/6/2014             9.10
  8/7/2014            15.72              7/29/2014             4.31              8/7/2014             9.10
  8/8/2014            17.06              7/30/2014             3.49              8/8/2014             9.23
 8/11/2014            17.41              7/31/2014             3.48             8/11/2014             9.35
 8/12/2014            17.22               8/1/2014             3.94             8/12/2014             9.47
 8/13/2014            18.04               8/4/2014             4.09             8/13/2014             9.59
 8/14/2014            18.56               8/5/2014             4.15             8/14/2014             9.72
 8/15/2014            18.56               8/6/2014             4.24             8/15/2014             9.84
 8/18/2014            19.58               8/7/2014             4.71             8/18/2014             9.96
 8/19/2014            20.20               8/8/2014             4.80             8/19/2014             9.96
 8/20/2014            20.51              8/11/2014             4.77             8/20/2014            10.08
 8/21/2014            20.87              8/12/2014             4.57             8/21/2014            10.08
 8/22/2014            20.64              8/13/2014             4.84             8/22/2014            10.08
 8/25/2014            21.22              8/14/2014             5.06             8/25/2014            10.21
 8/26/2014            21.35              8/15/2014             5.55             8/26/2014            10.21
 8/27/2014            21.38              8/18/2014             5.22             8/27/2014            10.30
 8/28/2014            21.19              8/19/2014             5.08             8/28/2014            10.42
 8/29/2014            21.61              8/20/2014             4.85             8/29/2014            10.42
  9/2/2014            21.54              8/21/2014             5.04              9/2/2014            10.42
  9/3/2014            21.47              8/22/2014             5.08              9/3/2014            10.42
  9/4/2014            21.29              8/25/2014             5.24              9/4/2014            10.17
  9/5/2014            21.90              8/26/2014             5.23              9/5/2014            10.17
  9/8/2014            21.55              8/27/2014             5.49              9/8/2014            10.05
  9/9/2014            20.76              8/28/2014             5.74              9/9/2014             9.93
 9/10/2014            21.21              8/29/2014             5.67             9/10/2014             9.80
 9/11/2014            21.35               9/1/2014             5.68             9/11/2014             9.68
 9/12/2014            20.63               9/2/2014             4.98             9/12/2014             9.56
 9/15/2014            20.54               9/3/2014             5.07             9/15/2014             9.56
 9/16/2014            21.45               9/4/2014             4.73             9/16/2014             9.56
 9/17/2014            21.61               9/5/2014             4.62             9/17/2014             9.68
 9/18/2014            22.22               9/8/2014             4.56             9/18/2014             9.68
 9/19/2014            22.16               9/9/2014             4.30             9/19/2014             9.80
 9/22/2014            21.18              9/10/2014             3.98             9/22/2014             9.68
 9/23/2014            20.50              9/11/2014             4.02             9/23/2014             9.43
 9/24/2014            21.44              9/12/2014             3.29             9/24/2014             9.31
 9/25/2014            19.48              9/15/2014             3.50             9/25/2014             9.06
 9/26/2014            20.53              9/16/2014             3.53             9/26/2014             8.83
 9/29/2014            20.23              9/17/2014             3.44             9/29/2014             8.58
 9/30/2014            19.90              9/18/2014             3.18             9/30/2014             8.83
 10/1/2014            18.32              9/19/2014             3.56             10/1/2014             8.83
 10/2/2014            18.33              9/22/2014             3.78             10/2/2014             8.83
 10/3/2014            19.66              9/23/2014             4.09             10/3/2014             8.96
 10/6/2014            19.47              9/24/2014             3.76             10/6/2014             9.08
 10/7/2014            17.67              9/25/2014             4.31             10/7/2014             8.96
 10/8/2014            19.76              9/26/2014             4.09             10/8/2014             8.96
 10/9/2014            17.29              9/29/2014             4.49             10/9/2014             8.71
10/10/2014            15.96              9/30/2014             4.38            10/10/2014             8.34
10/13/2014            14.05              10/1/2014             5.34            10/13/2014             8.21
10/14/2014            14.23              10/2/2014             5.03            10/14/2014             7.96
10/15/2014            13.32              10/3/2014             4.96            10/15/2014             7.72
10/16/2014            13.34              10/6/2014             5.18            10/16/2014             7.84
10/17/2014            14.80              10/7/2014             5.86            10/17/2014             8.46
10/20/2014            15.85              10/8/2014             6.05            10/20/2014             8.58
10/21/2014            18.12              10/9/2014             6.09            10/21/2014             9.08
10/22/2014            17.27             10/10/2014             6.31            10/22/2014             9.08
10/23/2014            18.71             10/13/2014             6.33            10/23/2014             9.20
10/24/2014            19.55             10/14/2014             7.25            10/24/2014             9.20
10/27/2014            19.37             10/15/2014             8.33            10/27/2014             9.08
10/28/2014            20.80             10/16/2014             7.76            10/28/2014             9.20
10/29/2014            20.64             10/17/2014             7.34            10/29/2014             9.11
10/30/2014            21.40             10/20/2014             7.51            10/30/2014             9.23
10/31/2014            22.83             10/21/2014             7.29            10/31/2014             9.36
 11/3/2014            22.81             10/22/2014             7.06             11/3/2014             9.36
 11/4/2014            22.47             10/23/2014             6.66             11/4/2014             9.11
 11/5/2014            23.21             10/24/2014             6.68             11/5/2014             9.11
 11/6/2014            23.71             10/27/2014             6.83             11/6/2014             8.98
 11/7/2014            23.78             10/28/2014             6.61             11/7/2014             9.11
11/10/2014            24.17             10/29/2014             6.27            11/10/2014             8.98
11/11/2014            24.26             10/30/2014             6.43            11/11/2014             8.98
11/12/2014            24.21             10/31/2014             6.19            11/12/2014             9.11
11/13/2014            24.28              11/3/2014             6.06            11/13/2014             8.98
11/14/2014            24.33              11/4/2014             6.11            11/14/2014             8.98
11/17/2014            24.43              11/5/2014             6.06            11/17/2014             8.86
11/18/2014            25.09              11/6/2014             5.83            11/18/2014             8.74
11/19/2014            24.91              11/7/2014             6.43            11/19/2014             8.61
11/20/2014            25.16             11/10/2014             6.01            11/20/2014             8.49
11/21/2014            25.83             11/11/2014             6.01            11/21/2014             8.86
11/24/2014            26.20             11/12/2014             6.02            11/24/2014             8.86
11/25/2014            26.06             11/13/2014             6.18            11/25/2014             9.05
11/26/2014            26.45             11/14/2014             6.41            11/26/2014             9.05
11/28/2014            26.13             11/17/2014             6.23            11/28/2014             8.93
 12/1/2014            25.27             11/18/2014             6.39             12/1/2014             8.30
 12/2/2014            26.08             11/19/2014             6.14             12/2/2014             8.05
 12/3/2014            26.59             11/20/2014             6.32             12/3/2014             8.05
 12/4/2014            26.44             11/21/2014             6.50             12/4/2014             7.93
 12/5/2014            26.66             11/24/2014             6.57             12/5/2014             7.93
 12/8/2014            25.75             11/25/2014             6.98             12/8/2014             7.60
 12/9/2014            25.73             11/26/2014             7.27             12/9/2014             7.22
12/10/2014            23.68             11/27/2014             7.28            12/10/2014             6.84
12/11/2014            24.27             11/28/2014             7.70            12/11/2014             6.72
12/12/2014            22.26              12/1/2014             7.45            12/12/2014             6.09
12/15/2014            21.49              12/2/2014             6.82            12/15/2014             5.84
12/16/2014            20.46              12/3/2014             6.83            12/16/2014             5.22
12/17/2014            22.92              12/4/2014             7.12            12/17/2014             5.60
12/18/2014            25.89              12/5/2014             6.64            12/18/2014             6.36
12/19/2014            26.46              12/8/2014             7.13            12/19/2014             6.61
12/22/2014            26.96              12/9/2014             7.49            12/22/2014             6.87
12/23/2014            27.19             12/10/2014             8.00            12/23/2014             6.87
12/24/2014            27.17             12/11/2014             7.90            12/24/2014             6.87
12/26/2014            27.59             12/12/2014             8.65            12/26/2014             6.99
12/29/2014            27.73             12/15/2014             8.52            12/29/2014             6.99
12/30/2014            27.12             12/16/2014             8.99            12/30/2014             7.12
12/31/2014            25.81             12/17/2014             8.24            12/31/2014             6.99
  1/2/2015            25.78             12/18/2014             7.72              1/2/2015             7.12
  1/5/2015            23.49             12/19/2014             7.97              1/5/2015             6.87
  1/6/2015            22.39             12/22/2014             8.14              1/6/2015             6.61
  1/7/2015            23.85             12/23/2014             7.21              1/7/2015             6.87
  1/8/2015            26.07             12/24/2014             7.20              1/8/2015             7.12
  1/9/2015            25.01             12/26/2014             7.35              1/9/2015             7.25
 1/12/2015            24.00             12/29/2014             7.74             1/12/2015             7.12
 1/13/2015            23.69             12/30/2014             7.91             1/13/2015             6.99
 1/14/2015            22.98             12/31/2014             8.10             1/14/2015             6.74
 1/15/2015            21.84               1/2/2015             8.55             1/15/2015             6.74
 1/16/2015            23.48               1/5/2015             9.41             1/16/2015             6.87
 1/20/2015            23.68               1/6/2015            10.15             1/20/2015             6.87
 1/21/2015            24.28               1/7/2015            10.22             1/21/2015             6.87
 1/22/2015            26.18               1/8/2015             9.63             1/22/2015             6.99
 1/23/2015            25.48               1/9/2015            10.09             1/23/2015             7.12
 1/26/2015            25.81              1/12/2015            10.69             1/26/2015             7.25
 1/27/2015            24.12              1/13/2015            10.87             1/27/2015             7.12
 1/28/2015            22.46              1/14/2015            11.42             1/28/2015             7.13
 1/29/2015            23.63              1/15/2015            12.02             1/29/2015             7.26
 1/30/2015            22.03              1/16/2015            11.64             1/30/2015             7.26
  2/2/2015            23.61              1/19/2015            11.66              2/2/2015             7.26
  2/3/2015            25.40              1/20/2015            11.75              2/3/2015             7.39
  2/4/2015            24.92              1/21/2015            11.30              2/4/2015             7.52
  2/5/2015            26.23              1/22/2015            10.89              2/5/2015             7.64
  2/6/2015            25.83              1/23/2015            11.65              2/6/2015             7.77
  2/9/2015            25.30              1/26/2015            11.55              2/9/2015             7.77
 2/10/2015            26.65              1/27/2015            11.63             2/10/2015             7.90
 2/11/2015            26.69              1/28/2015            12.61             2/11/2015             7.90
 2/12/2015            27.94              1/29/2015            12.33             2/12/2015             8.02
 2/13/2015            28.47              1/30/2015            13.11             2/13/2015             8.15
 2/17/2015            28.70               2/2/2015            13.17             2/17/2015             8.15
 2/18/2015            28.66               2/3/2015            12.09             2/18/2015             8.28
 2/19/2015            28.55               2/4/2015            11.93             2/19/2015             8.28
 2/20/2015            29.35               2/5/2015            11.74             2/20/2015             8.41
 2/23/2015            29.31               2/6/2015            10.57             2/23/2015             8.53
 2/24/2015            29.67               2/9/2015            10.49             2/24/2015             8.66
 2/25/2015            29.59              2/10/2015            10.07             2/25/2015             8.89
 2/26/2015            29.42              2/11/2015            10.12             2/26/2015             9.01
 2/27/2015            29.04              2/12/2015            10.10             2/27/2015             9.01
  3/2/2015            29.84              2/13/2015             9.75              3/2/2015             9.01
  3/3/2015            29.25              2/16/2015             9.77              3/3/2015             9.01
  3/4/2015            28.71              2/17/2015             8.61              3/4/2015             8.89
  3/5/2015            28.87              2/18/2015             9.32              3/5/2015             8.76
  3/6/2015            27.06              2/19/2015             8.88              3/6/2015             8.50
  3/9/2015            27.57              2/20/2015             8.72              3/9/2015             8.50
 3/10/2015            25.42              2/23/2015             9.42             3/10/2015             8.25
 3/11/2015            25.20              2/24/2015            10.14             3/11/2015             8.25
 3/12/2015            26.81              2/25/2015            10.32             3/12/2015             8.38
 3/13/2015            26.04              2/26/2015             9.88             3/13/2015             8.12
 3/16/2015            27.75              2/27/2015            10.05             3/16/2015             7.99
 3/17/2015            27.32               3/2/2015             9.26             3/17/2015             7.86
 3/18/2015            28.87               3/3/2015             8.85             3/18/2015             7.99
 3/19/2015            28.25               3/4/2015             8.88             3/19/2015             8.12
 3/20/2015            29.40               3/5/2015             9.00             3/20/2015             8.25
 3/23/2015            29.18               3/6/2015             7.75             3/23/2015             8.25
 3/24/2015            28.40               3/9/2015             8.19             3/24/2015             8.38
 3/25/2015            26.53             3 /10/2015             8.86             3/25/2015             8.25
 3/26/2015            26.23             3 /11/2015             9.02             3/26/2015             8.12
 3/27/2015            26.56              3/12/2015             9.17             3/27/2015             8.11
 3/30/2015            28.12              3/13/2015             9.02             3/30/2015             8.24
 3/31/2015            27.00              3/16/2015             9.17             3/31/2015             8.37
  4/1/2015            26.51              3/17/2015             9.59              4/1/2015             8.24
  4/2/2015            26.96              3/18/2015            10.66              4/2/2015             8.37
  4/6/2015            27.80              3/19/2015            10.41              4/6/2015             8.50
  4/7/2015            27.54              3/20/2015            10.85              4/7/2015             8.62
  4/8/2015            27.93              3/23/2015            11.02              4/8/2015             8.88
  4/9/2015            28.50              3/24/2015            11.39              4/9/2015             8.75
 4/10/2015            29.17              3/25/2015            11.00             4/10/2015             9.01
 4/13/2015            28.59              3/26/2015            10.13             4/13/2015             9.01
 4/14/2015            28.80              3/27/2015            10.73             4/14/2015             9.01
 4/15/2015            29.47              3/30/2015            10.60             4/15/2015             9.39
 4/16/2015            29.37              3/31/2015            10.91             4/16/2015             9.39
 4/17/2015            27.90               4/1/2015            11.54             4/17/2015             9.27
 4/20/2015            29.09               4/2/2015            11.18             4/20/2015             9.39
 4/21/2015            28.90               4/3/2015            11.86             4/21/2015             9.39
 4/22/2015            29.56               4/6/2015            11.24             4/22/2015             9.39
 4/23/2015            29.88               4/7/2015            11.33             4/23/2015             9.39
 4/24/2015            30.17               4/8/2015            11.31             4/24/2015             9.52
 4/27/2015            29.63               4/9/2015            10.69             4/27/2015             9.65
 4/28/2015            30.00              4/10/2015            10.77             4/28/2015             9.53
 4/29/2015            29.53              4/13/2015            10.92             4/29/2015             9.53
 4/30/2015            28.22              4/14/2015            11.27             4/30/2015             9.53
  5/1/2015            29.62              4/15/2015            11.31              5/1/2015             9.53
  5/4/2015            30.00              4/16/2015            11.54              5/4/2015             9.66
  5/5/2015            28.47              4/17/2015            11.81              5/5/2015             9.53
  5/6/2015            27.95              4/20/2015            11.40              5/6/2015             9.40
  5/7/2015            28.47              4/21/2015            11.20              5/7/2015             9.40
  5/8/2015            30.20              4/22/2015            10.63              5/8/2015             9.66
 5/11/2015            29.56              4/23/2015            10.90             5/11/2015             9.53
 5/12/2015            29.19              4/24/2015            11.20             5/12/2015             9.40
 5/13/2015            29.17              4/27/2015            11.13             5/13/2015             9.53
 5/14/2015            30.58              4/28/2015            10.65             5/14/2015             9.66
 5/15/2015            30.70              4/29/2015            10.06             5/15/2015             9.79
 5/18/2015            31.10              4/30/2015            10.00             5/18/2015             9.66
 5/19/2015            31.04               5/1/2015             9.30             5/19/2015             9.53
 5/20/2015            30.94               5/4/2015             9.13             5/20/2015             9.53
 5/21/2015            31.26               5/5/2015             8.75             5/21/2015             9.66
 5/22/2015            30.97               5/6/2015             8.18             5/22/2015             9.66
 5/26/2015            29.63               5/7/2015             8.70             5/26/2015             9.53
 5/27/2015            30.83               5/8/2015             9.03             5/27/2015             9.72
 5/28/2015            30.69              5/11/2015             7.86             5/28/2015             9.59
 5/29/2015            29.87              5/12/2015             7.99             5/29/2015             9.59
  6/1/2015            30.15              5/13/2015             7.79              6/1/2015             9.46
  6/2/2015            30.02              5/14/2015             8.15              6/2/2015             9.46
  6/3/2015            30.32              5/15/2015             9.09              6/3/2015             9.33
  6/4/2015            29.20              5/18/2015             8.25              6/4/2015             9.07
  6/5/2015            29.02              5/19/2015             7.94              6/5/2015             8.94
  6/8/2015            28.21              5/20/2015             8.06              6/8/2015             8.81
  6/9/2015            28.27              5/21/2015             8.70              6/9/2015             8.55
 6/10/2015            29.82              5/22/2015             8.30             6/10/2015             8.55
 6/11/2015            30.08              5/25/2015             8.32             6/11/2015             8.68
 6/12/2015            29.18              5/26/2015             9.19             6/12/2015             8.68
 6/15/2015            28.59              5/27/2015             9.20             6/15/2015             8.43
 6/16/2015            29.32              5/28/2015             9.26             6/16/2015             8.43
 6/17/2015            29.58              5/29/2015             9.63             6/17/2015             8.43
 6/18/2015            30.88               6/1/2015             8.68             6/18/2015             8.43
 6/19/2015            30.18               6/2/2015             7.97             6/19/2015             8.55
 6/22/2015            30.98               6/3/2015             7.02             6/22/2015             8.55
 6/23/2015            31.07               6/4/2015             7.59             6/23/2015             8.43
 6/24/2015            30.11               6/5/2015             6.69             6/24/2015             8.43
 6/25/2015            29.73               6/8/2015             6.91             6/25/2015             8.76
 6/26/2015            29.70               6/9/2015             6.60             6/26/2015             8.24
 6/29/2015            27.01              6/10/2015             6.02             6/29/2015             7.85
 6/30/2015            27.35              6/11/2015             6.92             6/30/2015             7.85
  7/1/2015            28.27              6/12/2015             6.94              7/1/2015             7.98
  7/2/2015            28.23              6/15/2015             7.18              7/2/2015             7.98
  7/6/2015            27.74              6/16/2015             7.58              7/6/2015             7.85
  7/7/2015            28.52              6/17/2015             7.69              7/7/2015             7.59
  7/8/2015            26.41              6/18/2015             7.27              7/8/2015             7.46
  7/9/2015            26.70              6/19/2015             8.09              7/9/2015             7.46
 7/10/2015            28.26              6/22/2015             7.21             7/10/2015             7.59
 7/13/2015            29.70              6/23/2015             6.77             7/13/2015             7.59
 7/14/2015            30.27              6/24/2015             7.14             7/14/2015             7.59
 7/15/2015            30.18              6/25/2015             6.92             7/15/2015             7.72
 7/16/2015            31.23              6/26/2015             6.14             7/16/2015             7.72
 7/17/2015            31.37              6/29/2015             7.54             7/17/2015             7.59
 7/20/2015            31.48              6/30/2015             7.53             7/20/2015             7.33
 7/21/2015            30.92               7/1/2015             6.72             7/21/2015             7.07
 7/22/2015            30.62               7/2/2015             7.00             7/22/2015             6.81
 7/23/2015            29.89               7/3/2015             7.00             7/23/2015             6.68
 7/24/2015            28.50               7/6/2015             8.10             7/24/2015             6.55
 7/27/2015            27.76               7/7/2015             8.53             7/27/2015             6.16
 7/28/2015            29.34               7/8/2015             8.78             7/28/2015             6.29
 7/29/2015            30.30               7/9/2015             7.90             7/29/2015             6.57
 7/30/2015            30.32              7/10/2015             6.79             7/30/2015             6.57
 7/31/2015            30.02              7/13/2015             6.71             7/31/2015             6.70
  8/3/2015            29.67              7/14/2015             7.01              8/3/2015             6.70
  8/4/2015            29.38              7/15/2015             7.49              8/4/2015             6.57
  8/5/2015            29.83              7/16/2015             7.44              8/5/2015             6.44
  8/6/2015            28.86              7/17/2015             7.48              8/6/2015             6.05
  8/7/2015            28.49              7/20/2015             7.28              8/7/2015             5.92
 8/10/2015            30.14              7/21/2015             7.60             8/10/2015             5.92
 8/11/2015            28.92              7/22/2015             7.77             8/11/2015             5.52
 8/12/2015            29.07              7/23/2015             8.22             8/12/2015             5.26
 8/13/2015            28.93              7/24/2015             8.26             8/13/2015             5.26
 8/14/2015            29.43              7/27/2015             8.71             8/14/2015             5.26
 8/17/2015            30.13              7/28/2015             8.51             8/17/2015             5.26
 8/18/2015            29.82              7/29/2015             8.24             8/18/2015             5.13
 8/19/2015            28.75              7/30/2015             8.35             8/19/2015             5.00
 8/20/2015            26.04              7/31/2015             8.96             8/20/2015             4.74
 8/21/2015            22.04               8/3/2015             9.50             8/21/2015             4.48
 8/24/2015            17.24               8/4/2015             8.95             8/24/2015             3.56
 8/25/2015            15.65               8/5/2015             8.39             8/25/2015             3.70
 8/26/2015            20.18               8/6/2015             8.70             8/26/2015             3.83
 8/27/2015            23.11               8/7/2015             9.29             8/27/2015             4.29
 8/28/2015            23.20              8/10/2015             8.69             8/28/2015             4.42
 8/31/2015            22.18              8/11/2015             9.64             8/31/2015             4.42
  9/1/2015            18.57              8/12/2015             9.71              9/1/2015             4.29
  9/2/2015            20.76              8/13/2015             9.16              9/2/2015             4.29
  9/3/2015            20.91              8/14/2015             9.08              9/3/2015             4.55
  9/4/2015            19.06              8/17/2015             9.50              9/4/2015             4.42
  9/8/2015            22.06              8/18/2015             9.07              9/8/2015             4.68
  9/9/2015            20.38              8/19/2015             9.70              9/9/2015             4.82
 9/10/2015            21.02              8/20/2015            10.15             9/10/2015             4.68
 9/11/2015            21.60              8/21/2015            10.46             9/11/2015             4.82
 9/14/2015            21.11              8/24/2015            11.01             9/14/2015             4.68
 9/15/2015            22.67              8/25/2015             9.67             9/15/2015             4.68
 9/16/2015            23.74              8/26/2015             9.30             9/16/2015             4.42
 9/17/2015            23.45              8/27/2015             9.33             9/17/2015             4.42
 9/18/2015            21.45              8/28/2015             9.19             9/18/2015             4.29
 9/21/2015            22.01              8/31/2015             9.09             9/21/2015             4.29
 9/22/2015            20.51               9/1/2015             9.35             9/22/2015             3.77
 9/23/2015            20.27               9/2/2015             9.17             9/23/2015             3.77
 9/24/2015            19.86               9/3/2015             9.40             9/24/2015             3.24
 9/25/2015            19.81               9/4/2015             9.84             9/25/2015             3.11
 9/28/2015            16.77               9/7/2015             9.86             9/28/2015             2.23
 9/29/2015            16.92               9/8/2015             9.19             9/29/2015             1.84
 9/30/2015            19.16               9/9/2015             9.33             9/30/2015             2.10
 10/1/2015            19.40              9/10/2015             8.94             10/1/2015             1.97
 10/2/2015            21.12              9/11/2015             9.33             10/2/2015             1.70
 10/5/2015            23.34              9/14/2015             9.36             10/5/2015             2.36
 10/6/2015            22.90              9/15/2015             8.40             10/6/2015             2.76
 10/7/2015            23.93              9/16/2015             8.20             10/7/2015             3.15
 10/8/2015            25.03              9/17/2015             9.02             10/8/2015             3.29
 10/9/2015            25.12              9/18/2015             9.89             10/9/2015             3.68
10/12/2015            25.28              9/21/2015             9.09            10/12/2015             3.81
10/13/2015            24.44              9/22/2015             9.98            10/13/2015             3.55
10/14/2015            23.86              9/23/2015             9.78            10/14/2015             3.55
10/15/2015            25.71              9/24/2015            10.03            10/15/2015             3.55
10/16/2015            26.28              9/25/2015             9.57            10/16/2015             3.81
10/19/2015            26.32              9/28/2015            10.30            10/19/2015             3.81
10/20/2015            26.14              9/29/2015            10.70            10/20/2015             4.08
10/21/2015            25.42              9/30/2015            10.67            10/21/2015             4.08
10/22/2015            27.51              10/1/2015            10.80            10/22/2015             4.08
10/23/2015            28.92              10/2/2015            11.34            10/23/2015             4.34
10/26/2015            28.67              10/5/2015            10.72            10/26/2015             4.34
10/27/2015            28.34              10/6/2015            10.93            10/27/2015             3.95
10/28/2015            29.87              10/7/2015            10.68            10/28/2015             4.06
10/29/2015            29.83              10/8/2015            10.22            10/29/2015             4.06
10/30/2015            29.21              10/9/2015            10.33            10/30/2015             3.93
 11/2/2015            30.74             10/12/2015            10.35             11/2/2015             4.06
 11/3/2015            31.10             10/13/2015            10.77             11/3/2015             4.19
 11/4/2015            30.68             10/14/2015            11.50             11/4/2015             4.19
 11/5/2015            30.56             10/15/2015            11.11             11/5/2015             3.93
 11/6/2015            30.53             10/16/2015            11.08             11/6/2015             3.53
 11/9/2015            29.27             10/19/2015            11.08             11/9/2015             3.26
11/10/2015            29.50             10/20/2015            10.67            11/10/2015             3.00
11/11/2015            29.09             10/21/2015            11.08            11/11/2015             3.00
11/12/2015            27.30             10/22/2015            11.14            11/12/2015             2.47
11/13/2015            25.88             10/23/2015            10.57            11/13/2015             2.20
11/16/2015            27.78             10/26/2015            10.81            11/16/2015             2.07
11/17/2015            27.63             10/27/2015            11.11            11/17/2015             2.20
11/18/2015            29.70             10/28/2015            10.50            11/18/2015             2.07
11/19/2015            29.56             10/29/2015             9.72            11/19/2015             1.81
11/20/2015            30.08             10/30/2015             9.98            11/20/2015             1.54
11/23/2015            29.92              11/2/2015             9.62            11/23/2015             1.28
11/24/2015            30.09              11/3/2015             9.30            11/24/2015             1.28
11/25/2015            30.08              11/4/2015             9.20            11/25/2015             1.38
11/27/2015            30.19              11/5/2015             9.07            11/27/2015             1.38
11/30/2015            29.59              11/6/2015             8.24            11/30/2015             1.38
 12/1/2015            30.99              11/9/2015             8.19             12/1/2015             1.65
 12/2/2015            29.58             11/10/2015             8.37             12/2/2015             1.52
 12/3/2015            27.72             11/11/2015             8.38             12/3/2015             0.98
 12/4/2015            30.34             11/12/2015             8.33             12/4/2015             0.72
 12/7/2015            29.44             11/13/2015             8.67             12/7/2015             0.05
 12/8/2015            28.61             11/16/2015             8.77             12/8/2015            -0.75
 12/9/2015            27.62             11/17/2015             8.89             12/9/2015            -0.62
12/10/2015            27.92             11/18/2015             8.80            12/10/2015            -0.88
12/11/2015            25.46             11/19/2015             9.02            12/11/2015            -1.95
12/14/2015            26.07             11/20/2015             8.88            12/14/2015            -3.15
12/15/2015            27.41             11/23/2015             9.03            12/15/2015            -2.57
12/16/2015            29.26             11/24/2015             9.10            12/16/2015            -2.17
12/17/2015            27.34             11/25/2015             9.20            12/17/2015            -2.44
12/18/2015            25.07             11/26/2015             9.21            12/18/2015            -2.98
12/21/2015            26.06             11/27/2015             9.31            12/21/2015            -3.11
12/22/2015            27.18             11/30/2015             9.41            12/22/2015            -2.84
12/23/2015            28.77              12/1/2015            10.03            12/23/2015            -2.44
12/24/2015            28.56              12/2/2015             9.82            12/24/2015            -2.44
12/28/2015            28.28              12/3/2015             8.36            12/28/2015            -2.44
12/29/2015            29.67              12/4/2015             8.90            12/29/2015            -2.30
12/30/2015            28.75              12/7/2015             9.41            12/30/2015            -2.30
12/31/2015            27.54              12/8/2015             9.26            12/31/2015            -2.17
  1/4/2016            25.61              12/9/2015             9.56              1/4/2016            -2.44
  1/5/2016            25.87             12/10/2015             9.28              1/5/2016            -2.17
  1/6/2016            24.26             12/11/2015            10.25              1/6/2016            -2.30
  1/7/2016            21.32             12/14/2015             9.42              1/7/2016            -2.71
  1/8/2016            20.00             12/15/2015             9.04              1/8/2016            -2.57
 1/11/2016            20.11             12/16/2015             8.84             1/11/2016            -2.98
 1/12/2016            21.04             12/17/2015             9.34             1/12/2016            -3.24
 1/13/2016            18.03             12/18/2015             9.74             1/13/2016            -3.78
 1/14/2016            20.01             12/21/2015             9.74             1/14/2016            -4.18
 1/15/2016            17.42             12/22/2015             9.36             1/15/2016            -5.12
 1/19/2016            17.48             12/23/2015             9.11             1/19/2016            -5.12
 1/20/2016            16.13             12/24/2015             9.34             1/20/2016            -6.33
 1/21/2016            16.73             12/28/2015             9.52             1/21/2016            -6.06
 1/22/2016            19.10             12/29/2015             8.72             1/22/2016            -5.26
 1/25/2016            17.24             12/30/2015             8.76             1/25/2016            -5.26
 1/26/2016            18.90             12/31/2015             9.08             1/26/2016            -5.12
 1/27/2016            17.61               1/4/2016             9.41             1/27/2016            -4.92
 1/28/2016            18.28               1/5/2016             9.37             1/28/2016            -4.79
 1/29/2016            21.21               1/6/2016            10.05             1/29/2016            -4.25
  2/1/2016            21.16               1/7/2016            10.28              2/1/2016            -4.38
  2/2/2016            18.89               1/8/2016            10.49              2/2/2016            -4.79
  2/3/2016            19.52              1/11/2016            10.28              2/3/2016            -5.06
  2/4/2016            19.73              1/12/2016            10.83              2/4/2016            -4.79
  2/5/2016            17.52              1/13/2016            11.17              2/5/2016            -4.92
  2/8/2016            15.87              1/14/2016            10.84              2/8/2016            -6.00
  2/9/2016            15.82              1/15/2016            11.51              2/9/2016            -6.41
 2/10/2016            15.84              1/18/2016            11.53             2/10/2016            -6.27
 2/11/2016            14.43              1/19/2016            11.50             2/11/2016            -7.22
 2/12/2016            16.68              1/20/2016            12.01             2/12/2016            -6.68
 2/16/2016            18.64              1/21/2016            11.69             2/16/2016            -6.27
 2/17/2016            20.61              1/22/2016            11.39             2/17/2016            -5.60
 2/18/2016            20.06              1/25/2016            11.68             2/18/2016            -5.33
 2/19/2016            20.07              1/26/2016            11.94             2/19/2016            -5.46
 2/22/2016            21.81              1/27/2016            11.87             2/22/2016            -5.06
 2/23/2016            20.30              1/28/2016            12.04             2/23/2016            -5.06
 2/24/2016            20.84              1/29/2016            12.64             2/24/2016            -5.19
 2/25/2016            22.24               2/1/2016            12.27             2/25/2016            -4.66
 2/26/2016            22.02               2/2/2016            13.30             2/26/2016            -4.12
 2/29/2016            21.04               2/3/2016            13.10             2/29/2016            -3.44
  3/1/2016            23.93               2/4/2016            13.30              3/1/2016            -2.90
  3/2/2016            24.46               2/5/2016            13.44              3/2/2016            -2.49
  3/3/2016            24.91               2/8/2016            14.60              3/3/2016            -2.22
  3/4/2016            25.33               2/9/2016            14.66              3/4/2016            -1.54
  3/7/2016            25.45              2/10/2016            14.91              3/7/2016            -1.41
  3/8/2016            24.06              2/11/2016            15.53              3/8/2016            -1.41
  3/9/2016            24.71              2/12/2016            14.48              3/9/2016            -1.54
 3/10/2016            24.74              2/15/2016            14.50             3/10/2016            -1.13
 3/11/2016            26.82              2/16/2016            14.18             3/11/2016            -0.32
 3/14/2016            26.66              2/17/2016            13.79             3/14/2016            -0.19
 3/15/2016            26.43              2/18/2016            14.35             3/15/2016            -0.59
 3/16/2016            27.15              2/19/2016            14.47             3/16/2016            -0.46
 3/17/2016            27.99              2/22/2016            14.33             3/17/2016             0.09
 3/18/2016            28.55              2/23/2016            14.52             3/18/2016             0.63
 3/21/2016            28.68              2/24/2016            14.59             3/21/2016             0.63
 3/22/2016            28.59              2/25/2016            15.01             3/22/2016             0.63
 3/23/2016            27.77              2/26/2016            14.30             3/23/2016             0.36
 3/24/2016            27.72              2/29/2016            14.58             3/24/2016            -0.05
 3/28/2016            27.79               3/1/2016            13.58             3/28/2016            -0.05
 3/29/2016            28.94               3/2/2016            13.47             3/29/2016            -0.24
 3/30/2016            29.52               3/3/2016            13.64             3/30/2016             0.17
 3/31/2016            29.25               3/4/2016            13.12             3/31/2016             0.44
  4/1/2016            30.07               3/7/2016            12.92              4/1/2016             0.44
  4/4/2016            29.68               3/8/2016            13.67              4/4/2016             0.58
  4/5/2016            28.37               3/9/2016            13.06              4/5/2016             0.44
  4/6/2016            29.76              3/10/2016            12.70              4/6/2016             0.72
  4/7/2016            28.22              3/11/2016            12.20              4/7/2016             0.58
  4/8/2016            28.57              3/14/2016            12.36              4/8/2016             0.85
 4/11/2016            28.22              3/15/2016            12.38             4/11/2016             1.13
 4/12/2016            29.46              3/16/2016            12.61             4/12/2016             1.26
 4/13/2016            30.78              3/17/2016            12.97             4/13/2016             1.94
 4/14/2016            30.82              3/18/2016            13.30             4/14/2016             2.22
 4/15/2016            30.69              3/21/2016            12.83             4/15/2016             2.35
 4/18/2016            31.55              3/22/2016            12.69             4/18/2016             2.35
 4/19/2016            31.95              3/23/2016            13.31             4/19/2016             2.90
 4/20/2016            32.06              3/24/2016            13.15             4/20/2016             3.45
 4/21/2016            31.38              3/25/2016            13.16             4/21/2016             3.45
 4/22/2016            31.39              3/28/2016            13.39             4/22/2016             3.58
 4/25/2016            31.15              3/29/2016            13.99             4/25/2016             3.45
 4/26/2016            31.39              3/30/2016            13.80             4/26/2016             3.72
 4/27/2016            31.62              3/31/2016            14.29             4/27/2016             3.99
 4/28/2016            30.41               4/1/2016            14.22             4/28/2016             4.41
 4/29/2016            29.76               4/4/2016            14.37             4/29/2016             4.41
  5/2/2016            30.77               4/5/2016            14.90              5/2/2016             4.41
  5/3/2016            29.64               4/6/2016            14.63              5/3/2016             3.99
  5/4/2016            28.90               4/7/2016            15.29              5/4/2016             3.99
  5/5/2016            28.90               4/8/2016            14.98              5/5/2016             3.86
  5/6/2016            29.32              4/11/2016            14.96              5/6/2016             3.72
  5/9/2016            29.42              4/12/2016            14.39              5/9/2016             3.58
 5/10/2016            31.04              4/13/2016            14.59             5/10/2016             3.86
 5/11/2016            29.86              4/14/2016            14.38             5/11/2016             3.99
 5/12/2016            29.85              4/15/2016            14.69             5/12/2016             4.13
 5/13/2016            28.76              4/18/2016            14.49             5/13/2016             3.99
 5/16/2016            30.03              4/19/2016            14.41             5/16/2016             4.27
 5/17/2016            28.85              4/20/2016            13.69             5/17/2016             4.41
 5/18/2016            28.89              4/21/2016            13.53             5/18/2016             4.41
 5/19/2016            28.42              4/22/2016            13.36             5/19/2016             3.99
 5/20/2016            29.21              4/25/2016            13.21             5/20/2016             4.27
 5/23/2016            28.94              4/26/2016            12.96             5/23/2016             4.41
 5/24/2016            30.71              4/27/2016            13.67             5/24/2016             4.68
 5/25/2016            31.63              4/28/2016            13.88             5/25/2016             4.95
 5/26/2016            31.62              4/29/2016            14.10             5/26/2016             5.15
 5/27/2016            32.21               5/2/2016            13.64             5/27/2016             5.15
 5/31/2016            32.09               5/3/2016            14.32             5/31/2016             5.29
  6/1/2016            32.26               5/4/2016            14.47              6/1/2016             5.15
  6/2/2016            32.65               5/5/2016            14.83              6/2/2016             5.29
  6/3/2016            32.26               5/6/2016            14.55              6/3/2016             5.43
  6/6/2016            32.91               5/9/2016            14.78              6/6/2016             5.84
  6/7/2016            33.09              5/10/2016            14.77              6/7/2016             6.26
  6/8/2016            33.55              5/11/2016            15.01              6/8/2016             6.53
  6/9/2016            33.33              5/12/2016            14.66              6/9/2016             6.53
 6/10/2016            32.11              5/13/2016            15.21             6/10/2016             6.39
 6/13/2016            31.08              5/16/2016            14.72             6/13/2016             6.12
 6/14/2016            30.85              5/17/2016            14.63             6/14/2016             5.70
 6/15/2016            30.62              5/18/2016            13.39             6/15/2016             5.84
 6/16/2016            31.05              5/19/2016            13.74             6/16/2016             5.57
 6/17/2016            30.62              5/20/2016            13.72             6/17/2016             5.84
 6/20/2016            31.38              5/23/2016            13.80             6/20/2016             6.39
 6/21/2016            31.75              5/24/2016            13.63             6/21/2016             6.39
 6/22/2016            31.53              5/25/2016            13.55             6/22/2016             6.67
 6/23/2016            33.29              5/26/2016            14.03             6/23/2016             6.94
 6/24/2016            28.51              5/27/2016            13.93             6/24/2016             6.12
 6/27/2016            26.18              5/30/2016            13.95             6/27/2016             5.43
 6/28/2016            28.45              5/31/2016            14.03             6/28/2016             5.85
 6/29/2016            30.66               6/1/2016            13.89             6/29/2016             6.54
 6/30/2016            32.43               6/2/2016            14.24             6/30/2016             6.96
  7/1/2016            32.71               6/3/2016            15.35              7/1/2016             7.37
  7/5/2016            31.81               6/6/2016            15.19              7/5/2016             7.37
  7/6/2016            32.56               6/7/2016            15.32              7/6/2016             7.51
  7/7/2016            32.46               6/8/2016            15.38              7/7/2016             7.79
  7/8/2016            34.48               6/9/2016            15.66              7/8/2016             8.48
 7/11/2016            34.94              6/10/2016            16.10             7/11/2016             8.89
 7/12/2016            35.89              6/13/2016            16.35             7/12/2016             9.59
 7/13/2016            35.92              6/14/2016            16.42             7/13/2016             9.31
 7/14/2016            36.64              6/15/2016            16.59             7/14/2016             9.59
 7/15/2016            36.51              6/16/2016            16.92             7/15/2016             9.59
 7/18/2016            36.84              6/17/2016            16.35             7/18/2016             9.59
 7/19/2016            36.65              6/20/2016            15.80             7/19/2016             9.59
 7/20/2016            37.25              6/21/2016            15.52             7/20/2016             9.72
 7/21/2016            36.75              6/22/2016            15.67             7/21/2016            10.00
 7/22/2016            37.38              6/23/2016            15.11             7/22/2016            10.00
 7/25/2016            36.96              6/24/2016            16.78             7/25/2016            10.14
 7/26/2016            37.01              6/27/2016            18.07             7/26/2016            10.00
 7/27/2016            36.85              6/28/2016            18.09             7/27/2016             9.98
 7/28/2016            37.08              6/29/2016            17.90             7/28/2016             9.84
 7/29/2016            37.31              6/30/2016            17.78             7/29/2016             9.84
                                          7/1/2016            18.09
                                          7/4/2016            18.11
                                          7/5/2016            19.11
                                          7/6/2016            18.93
                                          7/7/2016            18.92
                                          7/8/2016            19.14
                                         7/11/2016            18.45
                                         7/12/2016            17.58
                                         7/13/2016            18.08
                                         7/14/2016            17.41
                                         7/15/2016            16.75
                                         7/18/2016            16.83
                                         7/19/2016            17.15
                                         7/20/2016            16.92
                                         7/21/2016            17.10
                                         7/22/2016            17.06
                                         7/25/2016            17.02
                                         7/26/2016            17.15
                                         7/27/2016            17.62
                                         7/28/2016            17.68
                                         7/29/2016            18.28

                                   [END CHART]

    Source: Bloomberg L.P.

    The high-yield default rate increased year over year, according to J.P. Morgan, and was 3.72% at the end of July 2016, up from 1.92% at the

================================================================================

4  | USAA HIGH INCOME FUND

================================================================================

    end of July 2015. J.P. Morgan also said the high-yield default rate could increase to approximately 6% by the end of 2016 as energy companies and to a lesser extent, metals and mining companies continued to default.

o HOW DID THE USAA HIGH INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended July 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of 2.95%, 3.06%, and 2.60%, respectively. This compares to returns of 4.21 for the Credit Suisse High Yield Index, 5.01% for the Barclays U.S. High Yield 2% Issuer Capped Bond Index* (the Index), and 1.84% for the Lipper High Yield Bond Funds Index. At the same time, the Fund Shares, Institutional Shares, and Adviser Shares provided a one-year dividend yield of 5.98%, 6.08%, and 5.65%, respectively, compared to 5.38% for the Lipper High Yield Bond Funds Average.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    In keeping with our investment approach, we sought to maximize the Fund's income while maintaining an acceptable level of price volatility. We have always believed the Fund should be adequately compensated for any risk taken. Although the Fund outperformed the Lipper peer group during the reporting period, it underperformed against the Index, largely because of security selection among financial institutions. More

    Refer to page 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *As of December 1, 2015, the Barclays U.S. High Yield 2% Issuer Capped Bond Index replaced the Credit Suisse High Yield Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    specifically, the Fund was hindered by its allocation to insurance hybrid securities and our selection of bonds issued by mortgage servicers. These holdings suffered as longer-term interest rates fell. The portfolio was helped by security selection within basic industrials, especially among metals and mining bonds, as well as in the communications sector, primarily cable names. It also benefited from its allocation to agricultural-related preferred stock; preferred stock is not represented in the Index.

    During the reporting period, we continued to seek relative value opportunities within the high-yield bond market while continuing to maintain a diversified, liquid portfolio. Our liquidity strategy helps to prevent the Fund from being a forced seller in the event of investment outflows. We added to the Fund's positions in health care, mainly pharmaceuticals and health care facilities. In addition, we fine-tuned the portfolio's holdings of financial institutions and hybrid securities and reduced its investments in equities. To identify attractive opportunities, we continued to work with our in-house team of analysts, building the portfolio bond-by-bond, through fundamental analysis. We seek ideas where our fundamental understanding of the credit risk is different than the market. In addition, our analysts continue to analyze and monitor every holding in the portfolio.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities.
    o Exchange-traded funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

6  | USAA HIGH INCOME FUND

================================================================================

INVESTMENT OVERVIEW

USAA HIGH INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USHYX)

--------------------------------------------------------------------------------
                                       7/31/16                      7/31/15
--------------------------------------------------------------------------------
Net Assets                           $1.1 Billion                $1.3 Billion
Net Asset Value Per Share               $7.90                       $8.17

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                          10 YEARS
    2.95%                            5.33%                             6.85%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 7/31/16              EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------
                6.05%                                         0.89%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         BARCLAYS U.S.
                         HIGH YIELD 2%             CREDIT SUISSE             USAA HIGH                LIPPER HIGH
                         ISSUER CAPPED              HIGH YIELD              INCOME FUND               YIELD BOND
                          BOND INDEX*                  INDEX                   SHARES                 FUNDS INDEX
 7/31/2006                $10,000.00                $10,000.00               $10,000.00               $10,000.00
 8/31/2006                 10,147.61                 10,139.23                10,167.00                10,136.20
 9/30/2006                 10,288.26                 10,265.54                10,292.00                10,248.25
10/31/2006                 10,428.54                 10,407.30                10,442.00                10,396.38
11/30/2006                 10,593.36                 10,596.36                10,601.00                10,575.87
12/31/2006                 10,710.57                 10,722.03                10,707.00                10,682.55
 1/31/2007                 10,833.27                 10,845.19                10,803.00                10,796.99
 2/28/2007                 10,991.50                 11,013.12                10,963.00                10,936.99
 3/31/2007                 11,010.18                 11,044.66                10,990.00                10,971.77
 4/30/2007                 11,153.76                 11,201.24                11,139.00                11,123.28
 5/31/2007                 11,231.05                 11,288.28                11,204.00                11,218.08
 6/30/2007                 11,027.40                 11,116.24                11,072.00                11,035.82
 7/31/2007                 10,643.91                 10,766.82                10,787.00                10,678.05
 8/31/2007                 10,803.24                 10,879.25                10,887.00                10,781.03
 9/30/2007                 11,071.72                 11,121.29                11,075.00                11,040.89
10/31/2007                 11,146.44                 11,208.33                11,119.00                11,135.97
11/30/2007                 10,911.65                 11,000.19                10,869.00                10,899.26
12/31/2007                 10,953.41                 11,005.87                10,843.00                10,909.99
 1/31/2008                 10,786.02                 10,831.47                10,596.00                10,687.68
 2/29/2008                 10,652.70                 10,711.79                10,479.00                10,543.71
 3/31/2008                 10,627.79                 10,687.03                10,412.00                10,527.73
 4/30/2008                 11,064.76                 11,107.10                10,666.00                10,922.30
 5/31/2008                 11,109.44                 11,148.89                10,744.00                10,978.62
 6/30/2008                 10,835.10                 10,880.35                10,492.00                10,689.67
 7/31/2008                 10,699.22                 10,733.70                10,352.00                10,550.99
 8/31/2008                 10,731.81                 10,763.19                10,376.00                10,565.67
 9/30/2008                  9,908.07                 10,005.83                 9,659.00                 9,776.85
10/31/2008                  8,313.68                  8,420.48                 8,382.00                 8,200.96
11/30/2008                  7,584.43                  7,694.03                 7,700.00                 7,498.66
12/31/2008                  8,118.45                  8,125.30                 7,797.00                 7,763.12
 1/31/2009                  8,659.07                  8,602.60                 8,085.00                 8,101.85
 2/28/2009                  8,424.29                  8,426.47                 7,860.00                 7,914.39
 3/31/2009                  8,655.41                  8,597.40                 7,926.00                 8,031.62
 4/30/2009                  9,676.21                  9,464.03                 8,627.00                 8,811.05
 5/31/2009                 10,325.25                  9,978.55                 9,388.00                 9,323.34
 6/30/2009                 10,628.89                 10,336.66                 9,799.00                 9,637.10
 7/31/2009                 11,266.57                 10,963.92                10,382.00                10,247.75
 8/31/2009                 11,483.04                 11,166.86                10,668.00                10,419.42
 9/30/2009                 12,138.67                 11,795.55                11,307.00                10,964.18
10/31/2009                 12,358.80                 12,010.63                11,568.00                11,125.93
11/30/2009                 12,480.04                 12,178.09                11,719.00                11,267.72
12/31/2009                 12,889.17                 12,530.98                12,024.00                11,605.17
 1/31/2010                 13,057.65                 12,690.56                12,299.00                11,752.25
 2/28/2010                 13,074.50                 12,729.19                12,352.00                11,769.97
 3/31/2010                 13,470.81                 13,091.55                12,786.00                12,144.05
 4/30/2010                 13,792.03                 13,395.09                13,103.00                12,408.08
 5/31/2010                 13,298.29                 12,968.56                12,575.00                11,948.76
 6/30/2010                 13,462.38                 13,118.52                12,699.00                12,043.55
 7/31/2010                 13,935.61                 13,523.92                13,097.00                12,473.86
 8/31/2010                 13,940.00                 13,541.27                13,151.00                12,466.38
 9/30/2010                 14,352.43                 13,900.47                13,530.00                12,845.98
10/31/2010                 14,719.43                 14,229.08                13,890.00                13,203.04
11/30/2010                 14,551.31                 14,078.81                13,808.00                13,070.12
12/31/2010                 14,814.30                 14,337.89                14,085.00                13,335.59
 1/31/2011                 15,141.75                 14,626.60                14,356.00                13,614.05
 2/28/2011                 15,341.00                 14,817.40                14,639.00                13,833.41
 3/31/2011                 15,391.18                 14,877.79                14,723.00                13,861.86
 4/30/2011                 15,628.89                 15,084.68                14,993.00                14,079.31
 5/31/2011                 15,705.44                 15,149.80                15,070.00                14,110.40
 6/30/2011                 15,552.71                 15,032.33                14,860.00                13,953.85
 7/31/2011                 15,732.18                 15,238.58                14,968.00                14,069.73
 8/31/2011                 15,099.99                 14,674.70                14,285.00                13,437.34
 9/30/2011                 14,603.33                 14,262.83                13,807.00                12,962.49
10/31/2011                 15,479.82                 15,029.49                14,395.00                13,718.17
11/30/2011                 15,145.78                 14,757.17                14,131.00                13,409.19
12/31/2011                 15,549.41                 15,121.89                14,441.00                13,715.62
 1/31/2012                 16,021.17                 15,524.46                14,867.00                14,172.19
 2/29/2012                 16,402.10                 15,878.77                15,212.00                14,499.98
 3/31/2012                 16,381.22                 15,881.77                15,278.00                14,502.82
 4/30/2012                 16,549.70                 16,046.55                15,381.00                14,631.68
 5/31/2012                 16,329.21                 15,834.31                15,163.00                14,393.59
 6/30/2012                 16,673.87                 16,129.49                15,411.00                14,664.00
 7/31/2012                 16,991.06                 16,413.16                15,715.00                14,932.34
 8/31/2012                 17,189.95                 16,610.27                15,995.00                15,121.29
 9/30/2012                 17,429.13                 16,818.73                16,243.00                15,330.61
10/31/2012                 17,582.59                 16,962.85                16,486.00                15,462.90
11/30/2012                 17,723.24                 17,091.05                16,539.00                15,586.66
12/31/2012                 18,002.34                 17,346.65                16,828.00                15,833.03
 1/31/2013                 18,243.72                 17,571.98                17,152.00                16,062.87
 2/28/2013                 18,336.39                 17,673.37                17,299.00                16,147.55
 3/31/2013                 18,523.19                 17,855.81                17,517.00                16,316.13
 4/30/2013                 18,857.96                 18,184.43                17,817.00                16,623.04
 5/31/2013                 18,748.81                 18,079.57                17,826.00                16,529.16
 6/30/2013                 18,257.27                 17,609.35                17,370.00                16,098.82
 7/31/2013                 18,603.03                 17,959.89                17,663.00                16,414.98
 8/31/2013                 18,490.22                 17,856.44                17,533.00                16,298.43
 9/30/2013                 18,673.72                 18,030.84                17,678.00                16,471.81
10/31/2013                 19,140.36                 18,467.15                18,057.00                16,869.91
11/30/2013                 19,237.05                 18,539.85                18,140.00                16,940.03
12/31/2013                 19,341.44                 18,653.38                18,254.00                17,041.84
 1/31/2014                 19,476.96                 18,795.45                18,458.00                17,148.59
 2/28/2014                 19,869.97                 19,174.52                18,777.00                17,486.00
 3/31/2014                 19,917.22                 19,226.09                18,889.00                17,536.70
 4/30/2014                 20,043.22                 19,349.87                19,048.00                17,624.71
 5/31/2014                 20,226.72                 19,524.74                19,256.00                17,788.97
 6/30/2014                 20,396.31                 19,689.52                19,456.00                17,940.67
 7/31/2014                 20,125.27                 19,441.33                19,314.00                17,708.91
 8/31/2014                 20,445.02                 19,723.90                19,503.00                17,944.62
 9/30/2014                 20,016.48                 19,307.14                19,223.00                17,598.99
10/31/2014                 20,253.83                 19,490.21                19,316.00                17,793.31
11/30/2014                 20,107.32                 19,332.84                19,240.00                17,687.74
12/31/2014                 19,816.86                 19,000.76                18,899.00                17,422.99
 1/31/2015                 19,947.26                 19,082.44                18,946.00                17,517.79
 2/28/2015                 20,427.81                 19,578.83                19,255.00                17,924.63
 3/31/2015                 20,316.09                 19,493.20                19,141.00                17,853.17
 4/30/2015                 20,561.86                 19,749.28                19,347.00                18,062.13
 5/31/2015                 20,624.13                 19,825.76                19,357.00                18,138.32
 6/30/2015                 20,317.56                 19,552.02                19,050.00                17,871.10
 7/31/2015                 20,199.62                 19,415.31                18,847.00                17,809.63
 8/31/2015                 19,845.80                 19,017.63                18,445.00                17,495.14
 9/30/2015                 19,335.95                 18,541.90                18,034.00                17,024.89
10/31/2015                 19,865.94                 19,016.84                18,357.00                17,428.73
11/30/2015                 19,427.51                 18,612.85                17,908.00                17,033.78
12/31/2015                 18,938.17                 18,063.64                17,280.00                16,575.52
 1/31/2016                 18,633.80                 17,765.91                16,913.00                16,290.50
 2/29/2016                 18,740.39                 17,821.87                17,056.00                16,310.45
 3/31/2016                 19,573.29                 18,643.52                17,742.00                16,929.38
 4/30/2016                 20,339.54                 19,365.03                18,442.00                17,468.30
 5/31/2016                 20,465.17                 19,511.11                18,598.00                17,578.34
 6/30/2016                 20,653.80                 19,743.29                18,893.00                17,703.94
 7/31/2016                 21,212.00                 20,227.00                19,403.00                18,136.74

                                   [END CHART]

                       Data from 7/31/06 through 7/31/16.

                       See next page for benchmark definitions.

*As of December 1, 2015, the Barclays U.S. High Yield 2% Issuer Capped Bond Index replaced the Credit Suisse High Yield Index as it more closely represents the securities held by the Fund.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper High Yield Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA HIGH INCOME FUND

================================================================================

The graph on page 8 illustrates the comparison of a $10,000 hypothetical investment in the USAA High Income Fund Shares to the following benchmarks:

o The unmanaged Barclays U.S. High Yield 2% Issuer Capped Bond Index is an index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%.

o The unmanaged Credit Suisse High Yield Index is a trader-priced portfolio constructed to mirror the high-yield debt market.

o The unmanaged Lipper High Yield Bond Funds Index tracks the total return performance of the 30 largest funds in the Lipper High Yield Funds category.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA HIGH INCOME FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIHIX)

--------------------------------------------------------------------------------
                                      7/31/16                      7/31/15
--------------------------------------------------------------------------------
Net Assets                         $991.0 Million               $811.0 Million
Net Asset Value Per Share               $7.90                       $8.17

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
     1 YEAR                   5 YEARS                 SINCE INCEPTION 8/01/08
     3.06%                     5.48%                            8.39%

--------------------------------------------------------------------------------
     30-DAY SEC YIELD* AS OF 7/31/16            EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------
                  6.13%                                      0.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

10  | USAA HIGH INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         BARCLAYS U.S.               USAA HIGH
                         HIGH YIELD 2%              INCOME FUND             CREDIT SUISSE             LIPPER HIGH
                         ISSUER CAPPED             INSTITUTIONAL             HIGH YIELD                YIELD BOND
                          BOND INDEX*                 SHARES                    INDEX                 FUNDS INDEX
 7/31/2008                $10,000.00                $10,000.00               $10,000.00               $10,000.00
 8/31/2008                 10,030.47                 10,026.02                10,027.47                10,013.91
 9/30/2008                  9,260.55                  9,335.20                 9,321.88                 9,266.29
10/31/2008                  7,770.36                  8,103.33                 7,844.90                 7,772.69
11/30/2008                  7,088.77                  7,445.43                 7,168.10                 7,107.07
12/31/2008                  7,587.89                  7,543.33                 7,569.89                 7,357.71
 1/31/2009                  8,093.18                  7,823.87                 8,014.57                 7,678.75
 2/28/2009                  7,873.75                  7,609.28                 7,850.48                 7,501.09
 3/31/2009                  8,089.76                  7,676.57                 8,009.73                 7,612.19
 4/30/2009                  9,043.85                  8,357.89                 8,817.12                 8,350.92
 5/31/2009                  9,650.47                  9,096.76                 9,296.47                 8,836.46
 6/30/2009                  9,934.27                  9,497.08                 9,630.09                 9,133.83
 7/31/2009                 10,530.28                 10,065.93                10,214.48                 9,712.59
 8/31/2009                 10,732.60                 10,345.72                10,403.55                 9,875.29
 9/30/2009                 11,345.38                 10,968.20                10,989.26                10,391.60
10/31/2009                 11,551.13                 11,223.91                11,189.64                10,544.91
11/30/2009                 11,664.44                 11,372.72                11,345.65                10,679.29
12/31/2009                 12,046.83                 11,671.04                11,674.43                10,999.13
 1/31/2010                 12,204.31                 11,939.80                11,823.10                11,138.53
 2/28/2010                 12,220.05                 11,993.82                11,859.09                11,155.32
 3/31/2010                 12,590.46                 12,402.89                12,196.68                11,509.86
 4/30/2010                 12,890.69                 12,729.23                12,479.47                11,760.10
 5/31/2010                 12,429.22                 12,219.38                12,082.09                11,324.77
 6/30/2010                 12,582.59                 12,327.95                12,221.80                11,414.61
 7/31/2010                 13,024.89                 12,733.43                12,599.49                11,822.45
 8/31/2010                 13,029.00                 12,772.39                12,615.65                11,815.36
 9/30/2010                 13,414.47                 13,143.99                12,950.30                12,175.14
10/31/2010                 13,757.49                 13,512.55                13,256.45                12,513.55
11/30/2010                 13,600.36                 13,435.99                13,116.45                12,387.57
12/31/2010                 13,846.15                 13,709.37                13,357.82                12,639.18
 1/31/2011                 14,152.20                 13,976.04                13,626.80                12,903.10
 2/28/2011                 14,338.43                 14,254.25                13,804.56                13,111.00
 3/31/2011                 14,385.33                 14,339.23                13,860.82                13,137.96
 4/30/2011                 14,607.51                 14,587.46                14,053.56                13,344.06
 5/31/2011                 14,679.06                 14,665.36                14,114.23                13,373.53
 6/30/2011                 14,536.30                 14,463.99                14,004.79                13,225.15
 7/31/2011                 14,704.05                 14,588.71                14,196.94                13,334.98
 8/31/2011                 14,113.18                 13,926.64                13,671.61                12,735.61
 9/30/2011                 13,648.97                 13,445.71                13,287.89                12,285.56
10/31/2011                 14,468.18                 14,021.53                14,002.14                13,001.78
11/30/2011                 14,155.97                 13,766.01                13,748.44                12,708.93
12/31/2011                 14,533.22                 14,070.91                14,088.23                12,999.37
 1/31/2012                 14,974.15                 14,488.88                14,463.28                13,432.08
 2/29/2012                 15,330.18                 14,844.97                14,793.38                13,742.76
 3/31/2012                 15,310.67                 14,912.45                14,796.17                13,745.45
 4/30/2012                 15,468.15                 15,014.83                14,949.68                13,867.58
 5/31/2012                 15,262.06                 14,804.97                14,751.95                13,641.93
 6/30/2012                 15,584.20                 15,050.08                15,026.96                13,898.22
 7/31/2012                 15,880.66                 15,349.07                15,291.24                14,152.54
 8/31/2012                 16,066.55                 15,606.31                15,474.87                14,331.62
 9/30/2012                 16,290.10                 15,869.23                15,669.08                14,530.02
10/31/2012                 16,433.54                 16,093.89                15,803.35                14,655.40
11/30/2012                 16,564.99                 16,168.58                15,922.79                14,772.69
12/31/2012                 16,825.85                 16,455.70                16,160.92                15,006.20
 1/31/2013                 17,051.45                 16,774.76                16,370.85                15,224.03
 2/28/2013                 17,138.06                 16,920.46                16,465.31                15,304.29
 3/31/2013                 17,312.66                 17,116.97                16,635.28                15,464.07
 4/30/2013                 17,625.55                 17,432.33                16,941.43                15,754.95
 5/31/2013                 17,523.54                 17,442.77                16,843.74                15,665.98
 6/30/2013                 17,064.12                 16,998.05                16,405.66                15,258.11
 7/31/2013                 17,387.29                 17,267.67                16,732.24                15,557.76
 8/31/2013                 17,281.85                 17,161.63                16,635.87                15,447.29
 9/30/2013                 17,453.36                 17,286.37                16,798.34                15,611.62
10/31/2013                 17,889.49                 17,679.02                17,204.83                15,988.93
11/30/2013                 17,979.87                 17,762.06                17,272.55                16,055.39
12/31/2013                 18,077.44                 17,875.99                17,378.33                16,151.88
 1/31/2014                 18,204.10                 18,056.69                17,510.69                16,253.06
 2/28/2014                 18,571.43                 18,391.93                17,863.85                16,572.84
 3/31/2014                 18,615.59                 18,481.69                17,911.89                16,620.90
 4/30/2014                 18,733.35                 18,639.83                18,027.21                16,704.31
 5/31/2014                 18,904.86                 18,865.99                18,190.13                16,859.99
 6/30/2014                 19,063.37                 19,041.80                18,343.64                17,003.77
 7/31/2014                 18,810.04                 18,926.50                18,112.41                16,784.12
 8/31/2014                 19,108.90                 19,113.39                18,375.67                17,007.52
 9/30/2014                 18,708.36                 18,818.71                17,987.40                16,679.93
10/31/2014                 18,930.20                 18,911.20                18,157.95                16,864.11
11/30/2014                 18,793.26                 18,837.81                18,011.34                16,764.05
12/31/2014                 18,521.79                 18,527.14                17,701.96                16,513.13
 1/31/2015                 18,643.66                 18,552.88                17,778.06                16,602.97
 2/28/2015                 19,092.81                 18,857.73                18,240.51                16,988.57
 3/31/2015                 18,988.39                 18,747.30                18,160.74                16,920.84
 4/30/2015                 19,218.10                 18,950.57                18,399.32                17,118.89
 5/31/2015                 19,276.30                 18,962.08                18,470.57                17,191.10
 6/30/2015                 18,989.76                 18,662.32                18,215.54                16,937.84
 7/31/2015                 18,879.53                 18,487.09                18,088.17                16,879.57
 8/31/2015                 18,548.83                 18,094.12                17,717.68                16,581.51
 9/30/2015                 18,072.30                 17,670.94                17,274.46                16,135.81
10/31/2015                 18,567.66                 17,989.11                17,716.94                16,518.57
11/30/2015                 18,157.89                 17,574.72                17,340.57                16,144.25
12/31/2015                 17,700.52                 16,957.56                16,828.90                15,709.92
 1/31/2016                 17,416.04                 16,577.53                16,551.52                15,439.78
 2/29/2016                 17,515.66                 16,719.00                16,603.65                15,458.68
 3/31/2016                 18,294.14                 17,394.00                17,369.14                16,045.30
 4/30/2016                 19,010.30                 18,084.00                18,041.33                16,556.07
 5/31/2016                 19,127.73                 18,263.00                18,177.43                16,660.37
 6/30/2016                 19,304.03                 18,527.00                18,393.74                16,779.40
 7/31/2016                 19,825.75                 19,053.00                18,844.38                17,189.60

                                   [END CHART]

                      Data from 7/31/08 through 7/31/16.**

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA High Income Fund Institutional Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*As of December 1, 2015, the Barclays U.S. High Yield 2% Issuer Capped Bond Index replaced the Credit Suisse High Yield Index as it more closely represents the securities held by the Fund.

**The performance of the Barclays U.S. High Yield 2% Issuer Capped Bond Index, Credit Suisse High Yield Index, and the Lipper High Yield Bond Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper High Yield Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA HIGH INCOME FUND ADVISER SHARES
(ADVISER SHARES) (Ticker Symbol: UHYOX)

--------------------------------------------------------------------------------
                                        7/31/16                      7/31/15
--------------------------------------------------------------------------------
Net Assets                           $9.2 Million                 $12.5 Million
Net Asset Value Per Share               $7.92                         $8.19

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
     1 YEAR                  5 YEARS                  SINCE INCEPTION 8/01/10
     2.60%                    5.09%                             6.52%

--------------------------------------------------------------------------------
                         30-DAY SEC YIELD* AS OF 7/31/16
--------------------------------------------------------------------------------
     UNSUBSIDIZED             5.61%              SUBSIDIZED              5.68%

--------------------------------------------------------------------------------
                             EXPENSE RATIOS AS OF 7/31/15**
--------------------------------------------------------------------------------
     BEFORE REIMBURSEMENT       1.21%          AFTER REIMBURSEMENT       1.15%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through December 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.15% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after December 1, 2016. If the total annual operating expense ratio of the Adviser Shares is lower than 1.15%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

12  | USAA HIGH INCOME FUND

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         BARCLAYS U.S.
                         HIGH YIELD 2%             CREDIT SUISSE             USAA HIGH                LIPPER HIGH
                         ISSUER CAPPED              HIGH YIELD              INCOME FUND                YIELD BOND
                          BOND INDEX*                  INDEX               ADVISER SHARES             FUNDS INDEX
 7/31/2010                $10,000.00                $10,000.00               $10,000.00               $10,000.00
 8/31/2010                 10,003.15                 10,012.83                10,030.71                 9,994.01
 9/30/2010                 10,299.10                 10,278.43                10,316.99                10,298.32
10/31/2010                 10,562.46                 10,521.42                10,588.61                10,584.57
11/30/2010                 10,441.82                 10,410.30                10,524.02                10,478.01
12/31/2010                 10,630.54                 10,601.87                10,732.48                10,690.83
 1/31/2011                 10,865.51                 10,815.36                10,937.44                10,914.07
 2/28/2011                 11,008.49                 10,956.44                11,150.86                11,089.92
 3/31/2011                 11,044.50                 11,001.10                11,212.33                11,112.73
 4/30/2011                 11,215.08                 11,154.07                11,402.05                11,287.05
 5/31/2011                 11,270.01                 11,202.22                11,458.62                11,311.98
 6/30/2011                 11,160.41                 11,115.36                11,296.48                11,186.48
 7/31/2011                 11,289.19                 11,267.87                11,389.73                11,279.38
 8/31/2011                 10,835.55                 10,850.92                10,867.67                10,772.40
 9/30/2011                 10,479.14                 10,546.37                10,488.62                10,391.73
10/31/2011                 11,108.10                 11,113.26                10,935.08                10,997.54
11/30/2011                 10,868.40                 10,911.90                10,744.35                10,749.83
12/31/2011                 11,158.04                 11,181.59                10,977.63                10,995.50
 1/31/2012                 11,496.57                 11,479.26                11,300.22                11,361.51
 2/29/2012                 11,769.92                 11,741.25                11,573.59                11,624.29
 3/31/2012                 11,754.93                 11,743.46                11,622.25                11,626.57
 4/30/2012                 11,875.84                 11,865.31                11,698.18                11,729.87
 5/31/2012                 11,717.61                 11,708.37                11,530.79                11,539.01
 6/30/2012                 11,964.94                 11,926.64                11,703.61                11,755.79
 7/31/2012                 12,192.55                 12,136.39                11,932.28                11,970.91
 8/31/2012                 12,335.27                 12,282.14                12,142.34                12,122.38
 9/30/2012                 12,506.90                 12,436.28                12,342.50                12,290.20
10/31/2012                 12,617.03                 12,542.85                12,510.75                12,396.25
11/30/2012                 12,717.95                 12,637.64                12,549.54                12,495.46
12/31/2012                 12,918.23                 12,826.64                12,766.88                12,692.97
 1/31/2013                 13,091.44                 12,993.26                13,025.23                12,877.23
 2/28/2013                 13,157.94                 13,068.23                13,118.86                12,945.12
 3/31/2013                 13,291.98                 13,203.13                13,281.44                13,080.26
 4/30/2013                 13,532.21                 13,446.12                13,506.02                13,326.31
 5/31/2013                 13,453.89                 13,368.58                13,523.71                13,251.04
 6/30/2013                 13,101.16                 13,020.89                13,160.55                12,906.05
 7/31/2013                 13,349.28                 13,280.09                13,379.59                13,159.51
 8/31/2013                 13,268.33                 13,203.60                13,293.36                13,066.07
 9/30/2013                 13,400.01                 13,332.56                13,385.58                13,205.07
10/31/2013                 13,734.85                 13,655.18                13,684.01                13,524.21
11/30/2013                 13,804.24                 13,708.93                13,743.82                13,580.43
12/31/2013                 13,879.15                 13,792.88                13,826.14                13,662.04
 1/31/2014                 13,976.40                 13,897.93                13,961.33                13,747.62
 2/28/2014                 14,258.42                 14,178.23                14,216.55                14,018.12
 3/31/2014                 14,292.32                 14,216.36                14,282.69                14,058.77
 4/30/2014                 14,382.74                 14,307.88                14,417.38                14,129.32
 5/31/2014                 14,514.42                 14,437.19                14,570.63                14,261.00
 6/30/2014                 14,636.11                 14,559.03                14,716.84                14,382.61
 7/31/2014                 14,441.61                 14,375.51                14,604.62                14,196.82
 8/31/2014                 14,671.06                 14,584.45                14,744.01                14,385.78
 9/30/2014                 14,363.55                 14,276.29                14,528.89                14,108.70
10/31/2014                 14,533.87                 14,411.65                14,595.51                14,264.48
11/30/2014                 14,428.73                 14,295.29                14,535.31                14,179.85
12/31/2014                 14,220.31                 14,049.74                14,290.31                13,967.61
 1/31/2015                 14,313.87                 14,110.14                14,307.20                14,043.60
 2/28/2015                 14,658.71                 14,477.18                14,538.26                14,369.76
 3/31/2015                 14,578.55                 14,413.87                14,449.25                14,312.47
 4/30/2015                 14,754.91                 14,603.22                14,601.30                14,479.99
 5/31/2015                 14,799.59                 14,659.77                14,605.55                14,541.07
 6/30/2015                 14,579.60                 14,457.36                14,370.85                14,326.85
 7/31/2015                 14,494.97                 14,356.27                14,231.58                14,277.56
 8/31/2015                 14,241.07                 14,062.22                13,925.14                14,025.45
 9/30/2015                 13,875.21                 13,710.44                13,612.80                13,648.46
10/31/2015                 14,255.53                 14,061.63                13,835.00                13,972.21
11/30/2015                 13,940.92                 13,762.91                13,510.92                13,655.59
12/31/2015                 13,589.77                 13,356.81                13,034.07                13,288.21
 1/31/2016                 13,371.36                 13,136.66                12,736.51                13,059.72
 2/29/2016                 13,447.84                 13,178.03                12,841.00                13,075.71
 3/31/2016                 14,045.52                 13,785.59                13,353.00                13,571.89
 4/30/2016                 14,595.37                 14,319.09                13,893.00                14,003.93
 5/31/2016                 14,685.52                 14,427.11                14,007.00                14,092.15
 6/30/2016                 14,820.88                 14,598.79                14,205.00                14,192.83
 7/31/2016                 15,221.44                 14,956.46                14,602.00                14,539.80

                                   [END CHART]

                      Data from 7/31/10 through 7/31/16.**

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA High Income Fund Adviser Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*As of December 1, 2015, the Barclays U.S. High Yield 2% Issuer Capped Bond Index replaced the Credit Suisse High Yield Index as it more closely represents the securities held by the Fund.

**The performance of the Barclays U.S. High Yield 2% Issuer Capped Bond Index, Credit Suisse High Yield Index, and the Lipper High Yield Bond Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper High Yield Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/16 o
                                (% of Net Assets)

    SPDR Barclays High Yield Bond ETF** .................................  3.0%
    NuStar Logistics, LP, 7.63% .........................................  1.6%
    iShares iBoxx USD High Yield Corporate Bond ETF** ...................  1.6%
    Neptune Finco Corp., 10.88% .........................................  1.4%
    St. Barbara Ltd., 8.88% .............................................  1.2%
    Valeant Pharmaceuticals International, Inc., 6.13% ..................  1.1%
    Frontier Communications Corp., 11.00% ...............................  1.0%
    Dairy Farmers of America, Inc., 7.88%,
      cumulative redeemable, perpetual ..................................  1.0%
    Clear Channel Worldwide Holdings, Inc., 7.63% .......................  1.0%
    ArcelorMittal, 8.00% ................................................  0.9%

    You will find a complete list of securities that the Fund owns on pages
    18-41.

    *Excludes money market instruments.

    **The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

================================================================================

14  | USAA HIGH INCOME FUND

================================================================================

                         o SECTOR ALLOCATION - 7/31/16 o

                        [PIE CHART OF SECTOR ALLOCATION]

ENERGY                                                                     15.6%
FINANCIALS                                                                 15.6%
MATERIALS                                                                  13.9%
CONSUMER DISCRETIONARY                                                     12.3%
TELECOMMUNICATION SERVICES                                                  9.2%
INDUSTRIALS                                                                 8.5%
HEALTH CARE                                                                 6.2%
UTILITIES                                                                   5.0%
INFORMATION TECHNOLOGY                                                      4.3%
CONSUMER STAPLES                                                            3.5%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2016:

         DIVIDEND RECEIVED
        DEDUCTION (CORPORATE                              QUALIFIED
          SHAREHOLDERS)(1)                             INTEREST INCOME
        --------------------------------------------------------------
               4.74%                                     109,892,000
        --------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended July 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

16  | USAA HIGH INCOME FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA High Income Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA High Income Fund at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 21, 2016

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2016

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               BONDS (89.1%)

               CORPORATE OBLIGATIONS (64.5%)

               CONSUMER DISCRETIONARY (11.1%)
               ------------------------------
               ADVERTISING (1.2%)
  $   1,000    Acosta, Inc.(a)                                               7.75%         10/01/2022        $      920
      1,000    Advantage Sales & Marketing, Inc.(b)                          7.50           7/25/2022               941
      5,000    Checkout Holding Corp.(b)                                     7.75           4/11/2022             3,409
     21,000    Clear Channel Worldwide Holdings, Inc.                        7.63           3/15/2020            20,055
                                                                                                             ----------
                                                                                                                 25,325
                                                                                                             ----------
               APPAREL RETAIL (0.9%)
     10,000    L Brands, Inc.                                                6.95           3/01/2033            10,150
      2,500    L Brands, Inc.                                                6.75           7/01/2036             2,633
      2,362    L Brands, Inc.                                                7.60           7/15/2037             2,515
      3,000    The Men's Wearhouse, Inc.                                     7.00           7/01/2022             2,655
                                                                                                             ----------
                                                                                                                 17,953
                                                                                                             ----------
               AUTO PARTS & EQUIPMENT (0.1%)
      3,000    TI Group Automotive Systems, LLC(a)                           8.75           7/15/2023             3,098
                                                                                                             ----------
               BROADCASTING (0.2%)
      2,240    iHeartCommunications, Inc.(b)                                 7.25           1/30/2019             1,737
      4,310    iHeartCommunications, Inc.(b)                                 8.00           7/30/2019             3,342
                                                                                                             ----------
                                                                                                                  5,079
                                                                                                             ----------
               CABLE & SATELLITE (2.9%)
      5,000    Cablevision Systems Corp.                                     8.00           4/15/2020             5,225
      5,000    CCO Holdings, LLC & CCO Holdings Capital Corp.                6.63           1/31/2022             5,294
      5,000    CCO Holdings, LLC & CCO Holdings Capital Corp.                5.75           1/15/2024             5,288
      5,000    CCO Holdings, LLC & CCO Holdings Capital Corp.(a)             5.75           2/15/2026             5,287
      5,500    CCO Holdings, LLC & CCO Holdings Capital Corp.(a)             5.50           5/01/2026             5,754
      5,000    Neptune Finco Corp.(a)                                       10.13           1/15/2023             5,744
     25,000    Neptune Finco Corp.(a)                                       10.88          10/15/2025            29,312
                                                                                                             ----------
                                                                                                                 61,904
                                                                                                             ----------
               CASINOS & GAMING (1.9%)
      4,000    Caesar's Entertainment Operating Co., Inc.(c)                 8.50           2/15/2020             3,870
      9,750    Caesar's Entertainment Resort Properties, LLC(b)              7.00          10/11/2020             9,560

================================================================================

18  | USAA HIGH INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
  $   2,000    Eldorado Resorts, Inc.                                        7.00%          8/01/2023        $    2,110
      7,500    Golden Nugget Escrow, Inc.(a)                                 8.50          12/01/2021             7,819
      2,472    Inn of the Mountain Gods Resort & Casino(a)                   9.25          11/30/2020             2,274
      2,000    Isle of Capri Casinos                                         8.88           6/15/2020             2,095
      7,000    MGM Resorts International                                     8.63           2/01/2019             7,962
      2,000    Scientific Games International, Inc.(a)                       7.00           1/01/2022             2,090
      3,000    Scientific Games International, Inc.                         10.00          12/01/2022             2,681
                                                                                                             ----------
                                                                                                                 40,461
                                                                                                             ----------
               DEPARTMENT STORES (0.4%)
      2,100    Macy's Retail Holdings, Inc.                                  7.88           8/15/2036             2,104
      3,000    Neiman Marcus Group Ltd.(a)                                   8.00          10/15/2021             2,558
      4,962    Neiman Marcus Group Ltd., LLC(b)                              4.25          10/25/2020             4,691
                                                                                                             ----------
                                                                                                                  9,353
                                                                                                             ----------
               HOMEBUILDING (0.6%)
      4,000    Beazer Homes USA, Inc.(e)                                     9.13           5/15/2019             4,030
      5,000    KB Home                                                       7.50           9/15/2022             5,300
      3,000    M/I Homes, Inc.                                               6.75           1/15/2021             3,105
                                                                                                             ----------
                                                                                                                 12,435
                                                                                                             ----------
               HOMEFURNISHING RETAIL (0.2%)
      3,902    Mattress Holding Corp.(b)                                     6.25          10/20/2021             3,885
                                                                                                             ----------
               HOTELS, RESORTS & CRUISE LINES (0.2%)
      3,000    Royal Caribbean Cruises Ltd.                                  5.25          11/15/2022             3,240
                                                                                                             ----------
               LEISURE FACILITIES (0.2%)
      3,000    Clubcorp Club Operations(a)                                   8.25          12/15/2023             3,143
                                                                                                             ----------
               MOVIES & ENTERTAINMENT (0.1%)
      2,000    Production Resource Group, Inc.                               8.88           5/01/2019             1,190
                                                                                                             ----------
               PUBLISHING (0.3%)
      6,000    Cengage Learning Acquisitions, Inc.(b)                        5.25           6/07/2023             6,001
                                                                                                             ----------
               RESTAURANTS (0.2%)
      4,000    NPC International, Inc. & NPC Operating Co., Inc.            10.50           1/15/2020             4,225
                                                                                                             ----------
               SPECIALIZED CONSUMER SERVICES (0.2%)
      4,902    Weight Watchers International, Inc.(b)                        4.00           4/02/2020             3,725
                                                                                                             ----------
               SPECIALTY STORES (1.5%)
      7,000    Guitar Center, Inc.(a)                                        6.50           4/15/2019             6,213
      2,000    Guitar Center, Inc.(a)                                        9.63           4/15/2020             1,495
      9,549    Toys R Us Property Co. I, LLC(b),(d)                          6.00           8/21/2019             9,119
     15,000    Toys R Us Property Co. II, LLC                                8.50          12/01/2017            15,056
                                                                                                             ----------
                                                                                                                 31,883
                                                                                                             ----------
               Total Consumer Discretionary                                                                     232,900
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES (1.2%)
               -----------------------
               DRUG RETAIL (0.1%)
  $   2,000    Rite Aid Corp.(a)                                             6.13%          4/01/2023        $    2,130
                                                                                                             ----------
               FOOD RETAIL (0.4%)
      1,000    Albertsons Cos., LLC & Safeway, Inc. & New
                 Albertson's, Inc. & Alberston's, LLC(a)                     6.63           6/15/2024             1,065
     10,000    BI-LO, LLC & BI-LO Finance Corp.(a)                           9.25           2/15/2019             8,313
                                                                                                             ----------
                                                                                                                  9,378
                                                                                                             ----------
               HOUSEHOLD PRODUCTS (0.2%)
      3,000    Central Garden & Pet Co.                                      6.13          11/15/2023             3,195
                                                                                                             ----------
               PACKAGED FOODS & MEAT (0.5%)
      5,000    B&G Foods, Inc.                                               4.63           6/01/2021             5,162
      4,000    Post Holdings, Inc.(a)                                        8.00           7/15/2025             4,610
                                                                                                             ----------
                                                                                                                  9,772
                                                                                                             ----------
               Total Consumer Staples                                                                            24,475
                                                                                                             ----------
               ENERGY (12.2%)
               --------------
               COAL & CONSUMABLE FUELS (0.0%)
      5,000    Peabody Energy Corp.(c)                                       6.00          11/15/2018               800
                                                                                                             ----------
               OIL & GAS DRILLING (0.6%)
     10,000    Noble Holding International Ltd.                              6.95           4/01/2025             8,305
      1,000    Paragon Offshore plc(a),(c)                                   7.25           8/15/2024               275
      5,212    Schahin II Finance Co. SPV Ltd.(a),(c)                        5.88           9/25/2023               703
      3,000    Transocean, Inc.(e)                                           8.13          12/15/2021             2,520
                                                                                                             ----------
                                                                                                                 11,803
                                                                                                             ----------
               OIL & GAS EQUIPMENT & SERVICES (0.6%)
      3,000    Archrock Partners, LP & Archrock Partners
                 Finance Corp.                                               6.00           4/01/2021             2,782
      3,000    Basic Energy Services(e)                                      7.75           2/15/2019             1,065
      2,000    Brand Energy & Infrastructure Service, Inc.(a)                8.50          12/01/2021             2,000
      1,500    CSI Compressco, LP & CSI Compressco Finance, Inc.             7.25           8/15/2022             1,290
      5,880    Weatherford International Ltd.                                5.13           9/15/2020             5,557
                                                                                                             ----------
                                                                                                                 12,694
                                                                                                             ----------
               OIL & GAS EXPLORATION & PRODUCTION (2.7%)
      1,500    Approach Resources, Inc.                                      7.00           6/15/2021               997
      6,000    Bill Barrett Corp.                                            7.00          10/15/2022             4,320
      3,000    BreitBurn Energy Partners, LP(c)                              7.88           4/15/2022               675
      6,162    California Resources Corp.(a)                                 8.00          12/15/2022             3,976
      2,297    California Resources Corp.                                    6.00          11/15/2024               999
      2,887    Chesapeake Energy Corp.(a)                                    8.00          12/15/2022             2,515

================================================================================

20  | USAA HIGH INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
  $   3,000    Comstock Resources, Inc.                                      7.75%          4/01/2019        $    1,414
      2,000    Comstock Resources, Inc.(a)                                  10.00           3/15/2020             1,665
      4,000    Devon Energy Corp.                                            5.85          12/15/2025             4,402
      3,000    EP Energy, LLC & Everest Acquisition Finance, Inc.            7.75           9/01/2022             1,545
      3,000    EV Energy Partners, LP & EV Energy Finance Corp.(e)           8.00           4/15/2019             1,785
      3,000    Fieldwood Energy, LLC(b)                                      8.38           9/30/2020               955
      1,950    Halcon Resources Corp.(a),(c)                                12.00           2/15/2022             1,760
      5,000    Newfield Exploration Co.                                      5.38           1/01/2026             4,800
        500    Northern Oil and Gas, Inc.                                    8.00           6/01/2020               354
      1,000    Northern Oil and Gas, Inc.                                    8.00           6/01/2020               738
      2,000    PDC Energy, Inc.                                              7.75          10/15/2022             2,075
      5,000    Quicksilver Resources, Inc.(b),(c)                            7.00           6/21/2019               987
      3,000    Resolute Energy Corp.                                         8.50           5/01/2020             2,310
      4,408    Rex Energy Corp., 8.00%, 10/01/2017                           1.00(f)       10/01/2020             1,631
      5,000    Sabine Oil & Gas, LLC(b),(c)                                  8.75          12/31/2018               263
      4,000    Samson Investment Co.(b),(c)                                  5.00           9/25/2018               630
      4,000    SandRidge Energy, Inc.(a),(c)                                 8.75           6/01/2020             1,390
      7,000    SandRidge Energy, Inc.(c)                                     7.50           2/15/2023               376
      3,000    Southwestern Energy Co.                                       4.10           3/15/2022             2,670
      7,000    Southwestern Energy Co.                                       6.70           1/23/2025             6,825
      2,000    Swift Energy Co.(c),(g)                                       7.88           3/01/2022                 -
      1,000    Triangle USA Petroleum Corp.(a),(c)                           6.75           7/15/2022               235
      3,000    Ultra Petroleum Corp.(a),(c)                                  6.13          10/01/2024             2,265
      2,500    WPX Energy, Inc.                                              8.25           8/01/2023             2,464
                                                                                                             ----------
                                                                                                                 57,021
                                                                                                             ----------
               OIL & GAS REFINING & MARKETING (0.6%)
      4,000    CITGO Petroleum Corp.(a)                                      6.25           8/15/2022             3,880
      5,000    Northern Tier Energy, LLC & Northern Tier Finance Corp.       7.13          11/15/2020             5,088
      5,000    PBF Holding Co., LLC(a)                                       7.00          11/15/2023             4,781
                                                                                                             ----------
                                                                                                                 13,749
                                                                                                             ----------
               OIL & GAS STORAGE & TRANSPORTATION (7.7%)
      5,000    Blue Racer Midstream, LLC &
                 Blue Racer Finance Corp.(a)                                 6.13          11/15/2022             4,725
     10,000    Boardwalk Pipelines, LP                                       4.95          12/15/2024             9,908
      2,000    Cheniere Corpus Christi Holdings, LLC(a)                      7.00           6/30/2024             2,098
      1,500    Crestwood Midstream Partners, LP                              6.00          12/15/2020             1,440
     15,000    DCP Midstream, LLC(a)                                         5.85           5/21/2043            11,400
      2,500    Energy Transfer Equity, LP                                    7.50          10/15/2020             2,706
      5,000    Energy Transfer Partners, LP                                  3.65(h)       11/01/2066             3,425

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
  $  12,915    Enterprise Products Operating, LLC                            7.00%          6/01/2067        $   10,752
      9,000    Enterprise Products Operating, LLC                            7.03           1/15/2068             9,496
      3,000    Holly Energy Partners, LP(a)                                  6.00           8/01/2024             3,045
      5,061    Kinder Morgan, Inc.                                           7.80           8/01/2031             6,040
      5,000    Martin Midstream Partners, LP & Martin
                 Midstream Finance Corp.                                     7.25           2/15/2021             4,787
      3,000    NGL Energy Partners, LP & NGL Energy Finance Corp.            6.88          10/15/2021             2,719
     12,000    NGPL PipeCo, LLC(a)                                           7.12          12/15/2017            12,630
      3,000    NGPL PipeCo, LLC(a)                                           9.63           6/01/2019             3,150
      5,000    ONEOK, Inc.                                                   4.25           2/01/2022             4,850
      3,000    Plains All American Pipeline, LP & PAA Finance Corp.          3.85          10/15/2023             2,941
      5,000    Regency Energy Partners, LP & Regency Energy Finance Corp.    5.88           3/01/2022             5,460
     13,000    Sabine Pass Liquefaction, LLC                                 5.63           2/01/2021            13,487
      5,000    Sabine Pass Liquefaction, LLC(a)                              5.88           6/30/2026             5,137
      5,000    Southern Union Co.                                            3.65(h)       11/01/2066             3,325
      2,000    Sunoco, LP & Sunoco Finance Corp.(a)                          5.50           8/01/2020             2,028
      2,000    Sunoco, LP & Sunoco Finance Corp.(a)                          6.38           4/01/2023             2,045
      5,000    Targa Pipeline Partners, LP & Atlas Pipeline Finance Corp.    6.63          10/01/2020             5,000
      3,000    Targa Resources Partners, LP                                  6.88           2/01/2021             3,090
      3,000    Targa Resources Partners, LP                                  5.25           5/01/2023             2,947
      3,000    TEPPCO Partners, LP                                           7.00           6/01/2067             2,453
      6,000    Tesoro Logistics, LP & Tesoro Logistics Finance Corp.         6.13          10/15/2021             6,263
      1,000    Tesoro Logistics, LP & Tesoro Logistics Finance Corp.         6.25          10/15/2022             1,045
      3,000    Transcontinental Gas Pipe Line Co., LLC(a)                    7.85           2/01/2026             3,751
     10,000    Williams Companies, Inc.                                      4.55           6/24/2024             9,575
                                                                                                             ----------
                                                                                                                161,718
                                                                                                             ----------
               Total Energy                                                                                     257,785
                                                                                                             ----------
               FINANCIALS (8.5%)
               -----------------
               ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
     10,000    Prospect Capital Corp.                                        5.00           7/15/2019             9,963
                                                                                                             ----------
               CONSUMER FINANCE (1.6%)
      5,000    Ally Financial, Inc.                                          5.75          11/20/2025             5,225
      4,000    American Express Co.                                          6.80(h)        9/01/2066             4,029
      5,000    Credit Acceptance Corp.                                       6.13           2/15/2021             4,963
      4,000    Navient Corp.                                                 6.63           7/26/2021             4,050

================================================================================

22  | USAA HIGH INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
  $  15,000    Navient Corp.                                                 7.25%          1/25/2022        $   15,300
      1,000    Navient Corp.                                                 6.13           3/25/2024               950
                                                                                                             ----------
                                                                                                                 34,517
                                                                                                             ----------
               INVESTMENT BANKING & BROKERAGE (0.2%)
      1,000    Lehman Brothers Holdings, Inc.(c)                             5.75           4/25/2011                72
      1,500    Lehman Brothers Treasury Co. B.V.(c)                          6.88          12/29/2010               158
      4,000    Russell Investments Group(b)                                  6.75           6/01/2023             3,774
                                                                                                             ----------
                                                                                                                  4,004
                                                                                                             ----------
               LIFE & HEALTH INSURANCE (1.6%)
      3,000    American Equity Investment Life Holding Co.                   6.63           7/15/2021             3,135
      3,000    Forethought Financial Group(a)                                8.63           4/15/2021             3,338
      8,000    Lincoln National Corp.                                        2.99(h)        5/17/2066             5,790
      2,000    MetLife, Inc.                                                10.75           8/01/2069             3,205
     10,000    Prudential Financial, Inc.                                    5.20           3/15/2044            10,138
     10,000    StanCorp Financial Group, Inc.                                6.90           6/01/2067             7,825
                                                                                                             ----------
                                                                                                                 33,431
                                                                                                             ----------
               MULTI-LINE INSURANCE (0.5%)
     15,000    Genworth Holdings, Inc.                                       6.15(h)       11/15/2066             4,950
      8,000    Glen Meadow Pass-Through Trust(a)                             6.51           2/12/2067             5,957
                                                                                                             ----------
                                                                                                                 10,907
                                                                                                             ----------
               OTHER DIVERSIFIED FINANCIAL SERVICES (0.0%)
      1,000    Washington Mutual Bank(c)                                     5.55           6/16/2010               209
                                                                                                             ----------
               PROPERTY & CASUALTY INSURANCE (1.1%)
     10,000    AmTrust Financial Services, Inc.                              6.13           8/15/2023            10,385
      3,780    Hanover Insurance Group, Inc.                                 8.21           2/03/2027             4,489
      5,400    Ironshore Holdings, Inc.(a)                                   8.50           5/15/2020             6,200
      2,000    Zenith National Insurance Capital Trust I(a)                  8.55           8/01/2028             1,950
                                                                                                             ----------
                                                                                                                 23,024
                                                                                                             ----------
               REGIONAL BANKS (1.2%)
      5,000    Banc of California, Inc.                                      5.25           4/15/2025             5,138
      5,000    Bank of the Ozarks, Inc.                                      5.50           7/01/2026             5,200
     10,409    Regions Bank                                                  6.45           6/26/2037            12,742
      1,790    Regions Financial Corp.                                       7.38          12/10/2037             2,328
                                                                                                             ----------
                                                                                                                 25,408
                                                                                                             ----------
               REITs - HEALTH CARE (0.3%)
      3,000    Care Capital Properties, LP(a)                                5.13           8/15/2026             3,043
      4,000    Sabra Health Care, LP & Sabra Capital Corp.                   5.50           2/01/2021             4,180
                                                                                                             ----------
                                                                                                                  7,223
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               REITs - SPECIALIZED (0.2%)
  $   1,000    Communications Sales & Leasing, Inc.(a)                       6.00%          4/15/2023        $    1,034
      2,000    Communications Sales & Leasing, Inc.                          8.25          10/15/2023             2,053
                                                                                                             ----------
                                                                                                                  3,087
                                                                                                             ----------
               SPECIALIZED FINANCE (0.5%)
     10,000    National Rural Utilities Cooperative Finance Corp.            4.75           4/30/2043            10,055
                                                                                                             ----------
               THRIFTS & MORTGAGE FINANCE (0.8%)
      5,000    Ocwen Financial Corp.                                         6.63           5/15/2019             3,538
      5,000    PHH Corp.                                                     6.38           8/15/2021             4,637
      8,031    Walter Investment Management Corp.(b)                         4.75          12/19/2020             6,671
      5,000    Walter Investment Management Corp.                            7.88          12/15/2021             2,450
                                                                                                             ----------
                                                                                                                 17,296
                                                                                                             ----------
               Total Financials                                                                                 179,124
                                                                                                             ----------
               HEALTH CARE (5.9%)
               ------------------
               HEALTH CARE EQUIPMENT (0.4%)
      4,000    Teleflex, Inc.                                                4.88           6/01/2026             4,100
      5,000    Universal Hospital Services, Inc.                             7.63           8/15/2020             4,675
                                                                                                             ----------
                                                                                                                  8,775
                                                                                                             ----------
               HEALTH CARE FACILITIES (2.6%)
     15,000    Community Health Systems, Inc.                                6.88           2/01/2022            12,975
      6,000    HCA, Inc.                                                     5.25           4/15/2025             6,416
     13,500    HCA, Inc.                                                     5.88           2/15/2026            14,479
      2,000    HealthSouth Corp.                                             5.75          11/01/2024             2,085
      2,000    HealthSouth Corp.                                             5.75           9/15/2025             2,075
      5,000    Kindred Healthcare, Inc.                                      6.38           4/15/2022             4,631
      2,000    Tenet Healthcare Corp.                                        8.00           8/01/2020             2,044
     11,000    Tenet Healthcare Corp.                                        6.75           6/15/2023            10,629
                                                                                                             ----------
                                                                                                                 55,334
                                                                                                             ----------
               HEALTH CARE SUPPLIES (0.3%)
      1,000    DJO Finance, LLC & DJO Finance Corp.(e)                       9.75          10/15/2017             1,025
      2,930    DJO Finance, LLC & DJO Finance Corp.(a)                       8.13           6/15/2021             2,681
      3,000    Halyard Health, Inc.                                          6.25          10/15/2022             3,030
                                                                                                             ----------
                                                                                                                  6,736
                                                                                                             ----------
               MANAGED HEALTH CARE (0.2%)
      1,500    Centene Corp.                                                 5.63           2/15/2021             1,588
      1,500    Centene Corp.                                                 6.13           2/15/2024             1,616
                                                                                                             ----------
                                                                                                                  3,204
                                                                                                             ----------
               PHARMACEUTICALS (2.4%)
     15,000    Endo Finance, LLC & Endo Ltd.(a)                              6.00           7/15/2023            13,153
      9,000    Mallinckrodt International Finance S.A.                       4.75           4/15/2023             7,920

================================================================================

24  | USAA HIGH INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
  $   7,000    Valeant Pharmaceuticals International, Inc.(a)                6.38%         10/15/2020        $    6,353
     27,000    Valeant Pharmaceuticals International, Inc.(a)                6.13           4/15/2025            22,477
                                                                                                             ----------
                                                                                                                 49,903
                                                                                                             ----------
               Total Health Care                                                                                123,952
                                                                                                             ----------
               INDUSTRIALS (6.6%)
               ------------------
               AEROSPACE & DEFENSE (0.6%)
      3,000    Constellis Holdings, LLC & Constellis Finance Corp.(a)        9.75           5/15/2020             2,940
     15,000    Textron Financial Corp.(a)                                    6.00           2/15/2067             9,525
                                                                                                             ----------
                                                                                                                 12,465
                                                                                                             ----------
               AIRLINES (2.4%)
        168    America West Airlines, Inc. Pass-Through Trust                6.87           7/02/2018               172
      4,151    American Airlines, Inc. Pass-Through Trust                    5.63           1/15/2021             4,322
      5,000    Continental Airlines, Inc. Pass-Through Trust                 6.13           4/29/2018             5,269
      2,297    Continental Airlines, Inc. Pass-Through Trust                 6.25          10/11/2021             2,467
     17,227    Hawaiian Airlines Pass-Through Trust                          4.95           1/15/2022            16,560
      4,864    Latam Airlines Pass-Through Trust(a)                          4.50          11/15/2023             4,474
      4,755    United Airlines, Inc. Pass-Through Trust                      4.63           3/03/2024             4,773
      5,000    US Airways Group, Inc. Pass-Through Trust                     5.45           6/03/2018             5,131
      2,109    US Airways Group, Inc. Pass-Through Trust(e)                  9.75           4/22/2020             2,365
      4,978    Virgin Australia Holdings Ltd. Pass-Through Trust(a)          7.13          10/23/2018             4,984
                                                                                                             ----------
                                                                                                                 50,517
                                                                                                             ----------
               COMMERCIAL PRINTING (0.1%)
      3,000    R.R. Donnelley & Sons Co.                                     6.00           4/01/2024             2,835
                                                                                                             ----------
               CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
      5,000    Navistar International Corp.                                  8.25          11/01/2021             3,725
                                                                                                             ----------
               ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
      5,079    Artesyn Embedded Technologies, Inc.(a)                        9.75          10/15/2020             4,279
                                                                                                             ----------
               INDUSTRIAL CONGLOMERATES (0.3%)
      5,921    General Electric Co.                                          5.00                   -(i)          6,387
                                                                                                             ----------
               INDUSTRIAL MACHINERY (0.7%)
      4,390    Xerium Technologies, Inc.                                     8.88           6/15/2018             4,507
        978    Xerium Technologies, Inc.(b)                                  6.25           5/17/2019               978
      9,000    Xerium Technologies, Inc.(a),(d)                              9.50           8/15/2021             8,977
                                                                                                             ----------
                                                                                                                 14,462
                                                                                                             ----------
               MARINE (0.1%)
      4,000    Navios Maritime Holdings, Inc. & Navios
                 Maritime Finance II U.S., Inc.(a)                           7.38           1/15/2022             1,965
                                                                                                             ----------
               SECURITY & ALARM SERVICES (0.2%)
      3,000    Prime Security Services Borrower, LLC &
                 Prime Finance, Inc.(a)                                      9.25           5/15/2023             3,210
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               TRADING COMPANIES & DISTRIBUTORS (1.3%)
  $   3,000    Ahern Rentals, Inc.(a)                                        7.38%          5/15/2023        $    2,130
      3,000    Herc Rentals, Inc.(a)                                         7.75           6/01/2024             3,038
      2,954    ILFC E-Capital Trust I(a)                                     3.98(h)       12/21/2065             2,389
     16,362    ILFC E-Capital Trust II(a)                                    4.23(h)       12/21/2065            13,253
      4,000    United Rentals North America, Inc.                            5.75          11/15/2024             4,170
      3,000    United Rentals North America, Inc.                            5.50           7/15/2025             3,095
                                                                                                             ----------
                                                                                                                 28,075
                                                                                                             ----------
               TRUCKING (0.5%)
      4,000    Avis Budget Car Rental, LLC &
                 Avis Budget Finance, Inc.(a)                                5.13           6/01/2022             3,940
      6,825    YRC Worldwide, Inc.(b)                                        8.00           2/13/2019             6,269
                                                                                                             ----------
                                                                                                                 10,209
                                                                                                             ----------
               Total Industrials                                                                                138,129
                                                                                                             ----------
               INFORMATION TECHNOLOGY (3.9%)
               -----------------------------
               APPLICATION SOFTWARE (0.7%)
      4,000    Informatica, LLC(a)                                           7.13           7/15/2023             3,960
      9,975    Solera, LLC.(b)                                               5.75           3/03/2023            10,073
                                                                                                             ----------
                                                                                                                 14,033
                                                                                                             ----------
               COMMUNICATIONS EQUIPMENT (0.3%)
      4,500    Avaya, Inc.(a)                                                7.00           4/01/2019             3,420
      3,000    CommScope Technologies Finance, LLC(a)                        6.00           6/15/2025             3,180
                                                                                                             ----------
                                                                                                                  6,600
                                                                                                             ----------
               DATA PROCESSING & OUTSOURCED SERVICES (0.5%)
      5,000    First Data Corp.(a)                                           5.38           8/15/2023             5,150
      6,000    First Data Corp.(a)                                           7.00          12/01/2023             6,195
                                                                                                             ----------
                                                                                                                 11,345
                                                                                                             ----------
               HOME ENTERTAINMENT SOFTWARE (0.2%)
      5,000    Activision Blizzard, Inc.(a)                                  5.63           9/15/2021             5,235
                                                                                                             ----------
               INTERNET SOFTWARE & SERVICES (0.2%)
      5,000    Uber Technologies(b)                                          5.00           7/13/2023             5,002
                                                                                                             ----------
               SEMICONDUCTORS (0.3%)
      1,000    Micron Technology, Inc.(a)                                    7.50           9/15/2023             1,096
      5,000    Micron Technology, Inc.(a)                                    5.63           1/15/2026             4,462
                                                                                                             ----------
                                                                                                                  5,558
                                                                                                             ----------
               SYSTEMS SOFTWARE (0.8%)
      3,761    BMC Software Finance, Inc.(b)                                 5.00           9/10/2020             3,464
      2,000    BMC Software Finance, Inc.(a)                                 8.13           7/15/2021             1,640
      6,000    Ensemble S Merger Sub, Inc.(a)                                9.00           9/30/2023             6,158

================================================================================

26  | USAA HIGH INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
  $   1,995    Veritas U.S., Inc.(b)                                         6.63%          1/27/2023        $    1,867
      3,000    Veritas U.S., Inc. & Veritas Bermuda Ltd.(a)                 10.50           2/01/2024             2,715
                                                                                                             ----------
                                                                                                                 15,844
                                                                                                             ----------
               TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.9%)
      5,000    Denali Borrower, LLC & Denali Finance Corp.(a)                5.63          10/15/2020             5,257
      5,000    Diamond 1 Finance Corp. & Diamond 2 Finance Corp.(a)          5.88           6/15/2021             5,229
      3,000    Western Digital Corp.                                         7.38           4/01/2023             3,274
      5,000    Western Digital Corp.                                        10.50           4/01/2024             5,644
                                                                                                             ----------
                                                                                                                 19,404
                                                                                                             ----------
               Total Information Technology                                                                      83,021
                                                                                                             ----------
               MATERIALS (4.2%)
               ----------------
               ALUMINUM (0.2%)
      3,000    Alcoa, Inc.                                                   5.13          10/01/2024             3,169
                                                                                                             ----------
               COMMODITY CHEMICALS (0.4%)
      5,000    Hexion U.S. Finance Corp.                                     8.88           2/01/2018             4,487
      5,000    Hexion U.S. Finance Corp.                                     6.63           4/15/2020             4,250
                                                                                                             ----------
                                                                                                                  8,737
                                                                                                             ----------
               DIVERSIFIED METALS & MINING (1.5%)
      5,000    Compass Minerals International, Inc.(a)                       4.88           7/15/2024             4,825
     10,000    Freeport-McMoRan, Inc.                                        3.55           3/01/2022             8,600
     20,000    Freeport-McMoRan, Inc.                                        5.45           3/15/2043            15,450
      3,000    Thompson Creek Metals Co., Inc.(e)                            7.38           6/01/2018             2,906
                                                                                                             ----------
                                                                                                                 31,781
                                                                                                             ----------
               FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
      3,000    CVR Partners, LP & CVR Nitrogen Finance Corp.(a)              9.25           6/15/2023             3,079
                                                                                                             ----------
               METAL & GLASS CONTAINERS (0.2%)
      4,769    BWAY Holding Co.(b)                                           5.50           8/14/2020             4,777
                                                                                                             ----------
               PAPER PACKAGING (0.4%)
      7,000    Sealed Air Corp.(a)                                           6.88           7/15/2033             7,455
                                                                                                             ----------
               SPECIALTY CHEMICALS (0.1%)
      2,000    Kraton Polymers, LLC & Kraton Polymers Capital Corp.         10.50           4/15/2023             2,190
                                                                                                             ----------
               STEEL (1.3%)
     10,456    Allegheny Ludlum Corp.                                        6.95          12/15/2025             9,123
      8,000    Cliffs Natural Resources, Inc.(a)                             8.25           3/31/2020             8,280
      3,799    Fortescue Metals Group Ltd.(b)                                4.25           6/30/2019             3,733

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
  $   2,000    United States Steel Corp.(a)                                  8.38%          7/01/2021        $    2,188
      3,000    Zekelman Industries, Inc.(a)                                  9.88           6/15/2023             3,157
                                                                                                             ----------
                                                                                                                 26,481
                                                                                                             ----------
               Total Materials                                                                                   87,669
                                                                                                             ----------
               TELECOMMUNICATION SERVICES (7.7%)
               ---------------------------------
               ALTERNATIVE CARRIERS (0.7%)
      5,000    Cogent Communications Finance, Inc.(a)                        5.63           4/15/2021             5,050
      5,000    Level 3 Financing, Inc.                                       6.13           1/15/2021             5,219
      5,000    Zayo Group, LLC & Zayo Capital, Inc.                          6.38           5/15/2025             5,250
                                                                                                             ----------
                                                                                                                 15,519
                                                                                                             ----------
               INTEGRATED TELECOMMUNICATION SERVICES (3.7%)
     10,000    CenturyLink, Inc.                                             5.80           3/15/2022            10,262
      5,000    CenturyLink, Inc.                                             6.75          12/01/2023             5,219
      5,000    Frontier Communications Corp.                                10.50           9/15/2022             5,419
     20,000    Frontier Communications Corp.                                11.00           9/15/2025            21,425
      9,000    Frontier Communications Corp.                                 9.00           8/15/2031             8,482
     10,000    Verizon Communications, Inc.                                  4.50           9/15/2020            11,131
     13,000    Windstream Corp.                                              7.50           6/01/2022            12,025
      3,000    Windstream Corp.                                              6.38           8/01/2023             2,610
                                                                                                             ----------
                                                                                                                 76,573
                                                                                                             ----------
               WIRELESS TELECOMMUNICATION SERVICES (3.3%)
     12,000    Sprint Corp.                                                  7.00           8/15/2020            11,458
     20,000    Sprint Corp.                                                  7.25           9/15/2021            18,763
     20,000    Sprint Corp.                                                  7.63           2/15/2025            17,950
     10,000    T-Mobile USA, Inc.                                            6.50           1/15/2024            10,737
     10,000    T-Mobile USA, Inc.                                            6.00           4/15/2024            10,697
                                                                                                             ----------
                                                                                                                 69,605
                                                                                                             ----------
               Total Telecommunication Services                                                                 161,697
                                                                                                             ----------
               UTILITIES (3.2%)
               ----------------
               ELECTRIC UTILITIES (0.7%)
         30    FPL Energy National Wind Portfolio, LLC(a)                    6.13           3/25/2019                30
      2,000    NextEra Energy Capital Holdings, Inc.                         6.35(h)       10/01/2066             1,596
      2,000    NextEra Energy Capital Holdings, Inc.                         6.65           6/15/2067             1,651
      2,000    NextEra Energy Capital Holdings, Inc.                         7.30           9/01/2067             1,965
     10,000    PPL Capital Funding, Inc.                                     6.70           3/30/2067             8,494
                                                                                                             ----------
                                                                                                                 13,736
                                                                                                             ----------
               GAS UTILITIES (0.2%)
      4,000    Southern Star Central Corp.(a)                                5.13           7/15/2022             3,980
                                                                                                             ----------

================================================================================

28  | USAA HIGH INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (2.1%)
  $   7,000    AES Corp.                                                     7.38%          7/01/2021        $    7,980
      5,000    Calpine Corp.                                                 5.75           1/15/2025             5,012
      4,000    DPL, Inc.                                                     6.75          10/01/2019             3,990
      5,000    Dynegy, Inc.                                                  7.38          11/01/2022             4,925
      5,000    Dynegy, Inc.                                                  5.88           6/01/2023             4,525
     15,000    GenOn Energy, Inc.                                            9.88          10/15/2020            10,725
      3,000    NRG Energy, Inc.(a)                                           7.25           5/15/2026             3,094
      5,000    Talen Energy Supply, LLC                                      6.50           6/01/2025             4,425
                                                                                                             ----------
                                                                                                                 44,676
                                                                                                             ----------
               MULTI-UTILITIES (0.2%)
      6,000    Puget Sound Energy, Inc.                                      6.97           6/01/2067             5,115
               Total Utilities                                                                                   67,507
                                                                                                             ----------
               Total Corporate Obligations (cost: $1,393,815)                                                 1,356,259
                                                                                                             ----------

               CONVERTIBLE SECURITIES (0.1%)

               MATERIALS (0.1%)
               ----------------
               GOLD (0.1%)
        502    Hycroft Mining Corp.(j) (cost: $484)                         15.00          10/22/2020               804
                                                                                                             ----------

               EURODOLLAR AND YANKEE OBLIGATIONS (16.2%)

               CONSUMER DISCRETIONARY (0.8%)
               -----------------------------
               CABLE & SATELLITE (0.6%)
      4,000    Altice Financing S.A.                                         7.50           5/15/2026             4,050
      2,000    Altice Luxembourg S.A.(a)                                     7.75           5/15/2022             2,036
      7,000    Altice Luxembourg S.A.(a)                                     7.63           2/15/2025             6,913
                                                                                                             ----------
                                                                                                                 12,999
                                                                                                             ----------
               HOMEBUILDING (0.2%)
      3,000    Brookfield Residential Properties, Inc.(a)                    6.38           5/15/2025             2,910
                                                                                                             ----------
               Total Consumer Discretionary                                                                      15,909
                                                                                                             ----------
               CONSUMER STAPLES (0.3%)
               -----------------------
               PACKAGED FOODS & MEAT (0.3%)
      1,000    JBS Investments GmbH(a)                                       7.25           4/03/2024             1,035
      3,000    JBS USA, LLC & JBS USA Finance, Inc.(a)                       5.88           7/15/2024             3,000
      3,000    Minerva Luxembourg S.A.                                       7.75           1/31/2023             3,180
                                                                                                             ----------
                                                                                                                  7,215
                                                                                                             ----------
               Total Consumer Staples                                                                             7,215
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               ENERGY (0.8%)
               -------------
               INTEGRATED OIL & GAS (0.2%)
  $   5,000    Petrobras Global Finance B.V.                                 8.38%          5/23/2021        $    5,299
                                                                                                             ----------
               OIL & GAS STORAGE & TRANSPORTATION (0.6%)
     13,000    TransCanada Trust                                             5.63           5/20/2075            12,610
                                                                                                             ----------
               Total Energy                                                                                      17,909
                                                                                                             ----------
               FINANCIALS (1.4%)
               -----------------
               DIVERSIFIED BANKS (0.6%)
      3,500    BayernLB Capital Trust l                                      6.20                   -(i)          3,438
      5,000    Royal Bank of Scotland Group plc                              7.64                   -(i)          4,800
      5,000    Royal Bank of Scotland Group plc                              9.50           3/16/2022             5,231
                                                                                                             ----------
                                                                                                                 13,469
                                                                                                             ----------
               OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
      2,000    ING Capital Funding Trust III                                 4.23(h)                -(i)          1,978
                                                                                                             ----------
               PROPERTY & CASUALTY INSURANCE (0.7%)
     10,000    QBE Capital Funding III Ltd.(a)                               7.25           5/24/2041            11,187
      4,000    XLIT Ltd.                                                     6.50                   -(i)          2,770
                                                                                                             ----------
                                                                                                                 13,957
                                                                                                             ----------
               Total Financials                                                                                  29,404
                                                                                                             ----------
               INDUSTRIALS (1.8%)
               ------------------
               AEROSPACE & DEFENSE (0.5%)
     12,000    Bombardier, Inc.(a)                                           7.50           3/15/2025            10,566
                                                                                                             ----------
               AIRLINES (1.1%)
      1,000    Air Canada(a)                                                 7.75           4/15/2021             1,050
      2,500    Air Canada Pass-Through Trust(a)                              6.63           5/15/2018             2,584
      5,000    Air Canada Pass-Through Trust(a)                              5.00           3/15/2020             4,869
      9,695    Air Canada Pass-Through Trust(a)                              5.38          11/15/2022             9,853
      5,000    Norwegian Air Pass-Through Trust(a)                           7.50           5/10/2025             4,931
                                                                                                             ----------
                                                                                                                 23,287
                                                                                                             ----------
               TRADING COMPANIES & DISTRIBUTORS (0.2%)
      3,000    Ashtead Capital, Inc.(a)                                      6.50           7/15/2022             3,180
                                                                                                             ----------
               Total Industrials                                                                                 37,033
                                                                                                             ----------
               INFORMATION TECHNOLOGY (0.1%)
               -----------------------------
               SEMICONDUCTOR EQUIPMENT (0.1%)
      3,000    Global A&T Electronics(a)                                    10.00           2/01/2019             2,258
                                                                                                             ----------
               MATERIALS (8.4%)
               ----------------
               COMMODITY CHEMICALS (0.5%)
     10,000    Braskem Finance Ltd.                                          6.45           2/03/2024            10,475
                                                                                                             ----------

================================================================================

30  | USAA HIGH INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               CONSTRUCTION MATERIALS (0.6%)
  $   1,000    CEMEX Finance, LLC(a)                                         9.38%         10/12/2022        $    1,109
      9,500    CEMEX SAB de C.V.(a)                                          7.75           4/16/2026            10,569
                                                                                                             ----------
                                                                                                                 11,678
                                                                                                             ----------
               DIVERSIFIED METALS & MINING (2.1%)
      5,000    First Quantum Minerals Ltd.(a)                                7.25           5/15/2022             4,437
     10,000    Glencore Funding, LLC(a)                                      4.13           5/30/2023             9,644
      1,000    Imperial Metals Corp.(a)                                      7.00           3/15/2019               935
     15,000    Teck Resources Ltd.                                           4.75           1/15/2022            13,444
     15,000    Teck Resources Ltd.                                           6.13          10/01/2035            11,775
      5,000    Vedanta Resources plc(a)                                      8.25           6/07/2021             4,650
                                                                                                             ----------
                                                                                                                 44,885
                                                                                                             ----------
               GOLD (3.2%)
     10,750    Alamos Gold, Inc.(a)                                          7.75           4/01/2020            11,355
     10,000    Eldorado Gold Corp.(a)                                        6.13          12/15/2020            10,075
     10,000    Kinross Gold Corp.                                            5.95           3/15/2024            10,260
     10,000    New Gold, Inc.(a)                                             6.25          11/15/2022            10,225
     25,000    St. Barbara Ltd.(a)                                           8.88           4/15/2018            25,812
                                                                                                             ----------
                                                                                                                 67,727
                                                                                                             ----------
               METAL & GLASS CONTAINERS (0.5%)
      2,000    Ardagh Packaging Finance plc &
                 Ardagh MP Holdings USA, Inc.(a)                             6.25           1/31/2019             2,055
      5,000    Ardagh Packaging Finance plc &
                 Ardagh MP Holdings USA, Inc.(a)                             6.00           6/30/2021             5,112
      1,000    Ardagh Packaging Finance plc &
                 Ardagh MP Holdings USA, Inc.(a)                             7.25           5/15/2024             1,060
        250    Reynolds Group Issuer, Inc. & Reynolds Group
                 Issuer, LLC & Reynolds Group Issuer Lu(a)                   7.00           7/15/2024               265
      2,173    Reynolds Group Issuer, Inc. & Reynolds Group
                 Issuer, LLC                                                 9.88           8/15/2019             2,236
                                                                                                             ----------
                                                                                                                 10,728
                                                                                                             ----------
               PAPER PACKAGING (0.3%)
      6,200    Smurfit Kappa Treasury Funding Ltd.                           7.50          11/20/2025             7,316
                                                                                                             ----------
               PRECIOUS METALS & MINERALS (0.3%)
      5,000    Fresnillo plc(a)                                              5.50          11/13/2023             5,525
                                                                                                             ----------
               STEEL (0.9%)
     18,000    ArcelorMittal                                                 8.00          10/15/2039            19,170
                                                                                                             ----------
               Total Materials                                                                                  177,504
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES (1.0%)
               ---------------------------------
               ALTERNATIVE CARRIERS (0.1%)
  $   3,000    Intelsat Jackson Holdings S.A.                                7.25%         10/15/2020        $    2,197
                                                                                                             ----------
               INTEGRATED TELECOMMUNICATION SERVICES (0.5%)
      5,000    Numericable Group S.A.(a)                                     6.00           5/15/2022             4,894
      5,000    Numericable Group S.A.(a)                                     7.38           5/01/2026             5,000
                                                                                                             ----------
                                                                                                                  9,894
                                                                                                             ----------
               WIRELESS TELECOMMUNICATION SERVICES (0.4%)
      2,000    Altice Finco S.A.(a)                                          7.63           2/15/2025             1,947
      5,000    Digicel Ltd.(a)                                               6.00           4/15/2021             4,669
      3,000    Digicel Ltd.(a)                                               6.75           3/01/2023             2,796
                                                                                                             ----------
                                                                                                                  9,412
                                                                                                             ----------
               Total Telecommunication Services                                                                  21,503
                                                                                                             ----------
               UTILITIES (1.6%)
               ----------------
               ELECTRIC UTILITIES (1.2%)
      5,000    EDP Finance B.V.(a)                                           5.25           1/14/2021             5,461
     10,000    Electricite De France S.A.(a)                                 5.25                   -(i)          9,788
      8,975    Enel S.p.A.(a)                                                8.75           9/24/2073            10,422
                                                                                                             ----------
                                                                                                                 25,671
                                                                                                             ----------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
      7,000    AES Gener S.A.(a)                                             8.38          12/18/2073             7,543
                                                                                                             ----------
               Total Utilities                                                                                   33,214
                                                                                                             ----------
               Total Eurodollar and Yankee Obligations (cost: $317,383)                                         341,949
                                                                                                             ----------

               COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)

               FINANCIALS (0.2%)
               -----------------
      6,916    Countrywide Home Loans                                        1.45(h)        2/25/2035             2,221
      2,186    Wells Fargo Mortgage Backed Securities Trust                  3.01(h)        4/25/2035             2,070
                                                                                                             ----------
               Total Financials                                                                                   4,291
                                                                                                             ----------
               Total Collateralized Mortgage Obligations (cost: $4,309)                                           4,291
                                                                                                             ----------

               COMMERCIAL MORTGAGE SECURITIES (2.9%)

               FINANCIALS (2.9%)
               -----------------
               COMMERCIAL MORTGAGE-BACKED SECURITIES (2.9%)
      6,900    Banc of America Commercial Mortgage, Inc.                     5.42          10/10/2045             6,882
      5,000    Banc of America Commercial Mortgage, Inc.                     6.27           2/10/2051             5,005
      8,610    Bear Stearns Commercial Mortgage Securities, Inc.(a)          5.66           9/11/2041             8,301
      5,000    Bear Stearns Commercial Mortgage Securities, Inc.             5.57           1/12/2045             4,840
      2,997    Citigroup Commercial Mortgage Trust                           6.14          12/10/2049             2,245

================================================================================

32  | USAA HIGH INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
  $  15,000    Credit Suisse Commercial Mortgage
                 Pass-Through Trust                                          0.67%          2/15/2040        $   14,570
      5,000    FHLMC Multifamily Structured
                 Pass-Through Certificates                                   3.15          11/25/2025             5,490
      5,000    GE Capital Commercial Mortgage Corp.                          5.45          11/10/2045             4,719
        950    GMAC Commercial Mortgage Securities, Inc.                     4.97          12/10/2041               962
      4,610    Merrill Lynch Mortgage Trust                                  5.05           8/12/2039             4,568
      4,000    Morgan Stanley Capital I Trust                                5.42           3/12/2044             3,841
                                                                                                             ----------
                                                                                                                 61,423
                                                                                                             ----------
               INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.0%)
        442    Credit Suisse First Boston Corp.(k)                           1.84           5/17/2040                10
                                                                                                             ----------
               Total Financials                                                                                  61,433
                                                                                                             ----------
               Total Commercial Mortgage Securities (cost: $61,753)                                              61,433
                                                                                                             ----------

               U.S. TREASURY SECURITIES (0.0%)

               NOTES (0.0%)
        550    2.00%, 2/15/2025(l) (cost: $541)                              2.00           2/15/2025               576
                                                                                                             ----------

               MUNICIPAL BONDS (0.6%)

               CASINOS & GAMING (0.0%)
      5,219    Mashantucket (Western) Pequot Tribe(j)                        7.35           7/01/2026               731
                                                                                                             ----------
               GENERAL OBLIGATION (0.1%)
      1,500    Atlantic City                                                 7.00           3/01/2028             1,642
                                                                                                             ----------
               HOSPITAL (0.5%)
     11,000    RegionalCare Hospital Partners Holdings, Inc.(a)              8.25           5/01/2023            11,481
                                                                                                             ----------
               Total Municipal Bonds (cost: $15,805)                                                             13,854
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-----------------------------------------------------------------------------------------------------------------------
               EXCHANGE-TRADED FUNDS (4.6%)
    382,550    iShares iBoxx USD High Yield Corporate Bond ETF                                                   32,674
  1,751,700    SPDR Barclays High Yield Bond ETF                                                                 63,166
                                                                                                             ----------
               Total Exchange-Traded Funds (cost: $96,395)                                                       95,840
                                                                                                             ----------
               Total Bonds (cost: $1,890,485)                                                                 1,875,006
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
               EQUITY SECURITIES (8.7%)

               COMMON STOCKS (3.1%)

               CONSUMER DISCRETIONARY (0.4%)
               -----------------------------
               AUTO PARTS & EQUIPMENT (0.0%)
     10,001    Lear Corp.                                                                                    $    1,135
                                                                                                             ----------
               CABLE & SATELLITE (0.1%)
     38,950    Comcast Corp. "A"                                                                                  2,619
                                                                                                             ----------
               CASINOS & GAMING (0.0%)
     13,500    Las Vegas Sands Corp.                                                                                684
                                                                                                             ----------
               GENERAL MERCHANDISE STORES (0.1%)
     15,215    Target Corp.                                                                                       1,146
                                                                                                             ----------
               HOME FURNISHINGS (0.1%)
     27,070    Tempur Sealy International, Inc.*                                                                  2,047
                                                                                                             ----------
               HOTELS, RESORTS & CRUISE LINES (0.1%)
     25,400    Hyatt Hotels Corp. "A"*                                                                            1,281
                                                                                                             ----------
               Total Consumer Discretionary                                                                       8,912
                                                                                                             ----------
               CONSUMER STAPLES (0.1%)
               -----------------------
               DRUG RETAIL (0.1%)
     18,400    CVS Health Corp.                                                                                   1,706
                                                                                                             ----------
               HOUSEHOLD PRODUCTS (0.0%)
     11,242    Kimberly-Clark Corp.                                                                               1,457
                                                                                                             ----------
               Total Consumer Staples                                                                             3,163
                                                                                                             ----------
               ENERGY (0.2%)
               -------------
               INTEGRATED OIL & GAS (0.1%)
      8,522    Chevron Corp.                                                                                        873
     32,263    Royal Dutch Shell plc ADR "A"                                                                      1,671
                                                                                                             ----------
                                                                                                                  2,544
                                                                                                             ----------
               OIL & GAS EQUIPMENT & SERVICES (0.1%)
     88,602    DeepOcean Group Holdings AS*(g),(k)                                                                  728
                                                                                                             ----------
               OIL & GAS EXPLORATION & PRODUCTION (0.0%)
      4,816    Swift Energy Co.*                                                                                    130
     22,883    Thunderbird Resources Equity, Inc.*(g),(k)                                                            21
                                                                                                             ----------
                                                                                                                    151
                                                                                                             ----------
               Total Energy                                                                                       3,423
                                                                                                             ----------
               FINANCIALS (0.8%)
               -----------------
               ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
    202,000    Prospect Capital Corp.                                                                             1,692
                                                                                                             ----------

================================================================================

34   | USAA HIGH INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
               CONSUMER FINANCE (0.0%)
     13,639    Synchrony Financial*                                                                          $      380
                                                                                                             ----------
               DIVERSIFIED BANKS (0.1%)
     18,507    JPMorgan Chase & Co.                                                                               1,184
                                                                                                             ----------
               LIFE & HEALTH INSURANCE (0.0%)
     21,952    MetLife, Inc.                                                                                        938
                                                                                                             ----------
               REGIONAL BANKS (0.2%)
     27,800    BB&T Corp.                                                                                         1,025
    151,918    KeyCorp                                                                                            1,777
    193,207    Regions Financial Corp.                                                                            1,772
                                                                                                             ----------
                                                                                                                  4,574
                                                                                                             ----------
               REITs - MORTGAGE (0.2%)
     73,721    Annaly Capital Management, Inc.                                                                      809
    129,100    MFA Financial, Inc.                                                                                  971
    180,900    Two Harbors Investment Corp.                                                                       1,583
                                                                                                             ----------
                                                                                                                  3,363
                                                                                                             ----------
               REITs - SPECIALIZED (0.1%)
     17,000    Crown Castle International Corp.                                                                   1,650
                                                                                                             ----------
               SPECIALIZED FINANCE (0.1%)
     24,700    CME Group, Inc.                                                                                    2,525
                                                                                                             ----------
               Total Financials                                                                                  16,306
                                                                                                             ----------
               HEALTH CARE (0.3%)
               ------------------
               BIOTECHNOLOGY (0.1%)
     22,300    AbbVie, Inc.                                                                                       1,477
                                                                                                             ----------
               HEALTH CARE EQUIPMENT (0.0%)
      3,407    Diagnostic Services Holdings, Inc.*(g),(k)                                                           112
                                                                                                             ----------
               PHARMACEUTICALS (0.2%)
     16,562    Johnson & Johnson                                                                                  2,074
     30,900    Merck & Co., Inc.                                                                                  1,813
     14,607    Novartis AG ADR                                                                                    1,216
                                                                                                             ----------
                                                                                                                  5,103
                                                                                                             ----------
               Total Health Care                                                                                  6,692
                                                                                                             ----------
               INDUSTRIALS (0.1%)
               ------------------
               AIRLINES (0.0%)
     23,000    United Continental Holdings, Inc.*                                                                 1,078
                                                                                                             ----------
               COMMERCIAL PRINTING (0.0%)
        118    Quad Graphics, Inc.                                                                                    3
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
               INDUSTRIAL CONGLOMERATES (0.1%)
     35,316    General Electric Co.                                                                          $    1,100
                                                                                                             ----------
               Total Industrials                                                                                  2,181
                                                                                                             ----------
               INFORMATION TECHNOLOGY (0.3%)
               -----------------------------
               DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
     13,899    Automatic Data Processing, Inc.                                                                    1,236
                                                                                                             ----------
               SEMICONDUCTORS (0.1%)
     42,500    Intel Corp.                                                                                        1,481
     18,500    QUALCOMM, Inc.                                                                                     1,158
                                                                                                             ----------
                                                                                                                  2,639
                                                                                                             ----------
               SYSTEMS SOFTWARE (0.1%)
     33,200    Microsoft Corp.                                                                                    1,882
                                                                                                             ----------
               Total Information Technology                                                                       5,757
                                                                                                             ----------
               MATERIALS (0.6%)
               ----------------
               COMMODITY CHEMICALS (0.1%)
     19,215    LyondellBasell Industries N.V. "A"                                                                 1,446
                                                                                                             ----------
               GOLD (0.2%)
    245,000    Alamos Gold, Inc. "A"                                                                              2,288
    107,726    AuRico Metals, Inc.*                                                                                  93
     56,750    Goldcorp, Inc.                                                                                     1,015
     33,650    Newmont Mining Corp.                                                                               1,481
                                                                                                             ----------
                                                                                                                  4,877
                                                                                                             ----------
               PAPER PRODUCTS (0.2%)
     54,650    Clearwater Paper Corp.*                                                                            3,438
        534    Resolute Forest Products*                                                                              3
                                                                                                             ----------
                                                                                                                  3,441
                                                                                                             ----------
               SPECIALTY CHEMICALS (0.1%)
    172,882    MPM Holdings, Inc.*                                                                                1,668
                                                                                                             ----------
               Total Materials                                                                                   11,432
                                                                                                             ----------
               TELECOMMUNICATION SERVICES (0.3%)
               ---------------------------------
               INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
     50,503    AT&T, Inc.                                                                                         2,186
     63,000    CenturyLink, Inc.(e)                                                                               1,981
     28,650    Verizon Communications, Inc.(e)                                                                    1,588
                                                                                                             ----------
                                                                                                                  5,755
                                                                                                             ----------
               Total Telecommunication Services                                                                   5,755
                                                                                                             ----------
               Total Common Stocks (cost: $56,975)                                                               63,621
                                                                                                             ----------

================================================================================

36  | USAA HIGH INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                                                            VALUE
$(000)/SHARES  SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
               PREFERRED STOCKS (5.6%)

               CONSUMER STAPLES (1.9%)
               -----------------------
               AGRICULTURAL PRODUCTS (1.9%)
    400,000    CHS, Inc., 7.10%, cumulative redeemable, perpetual                                            $   12,193
    200,000    CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                                       6,081
    200,000    Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(a)                        21,250
                                                                                                             ----------
                                                                                                                 39,524
                                                                                                             ----------
               Total Consumer Staples                                                                            39,524
                                                                                                             ----------
               ENERGY (1.7%)
               -------------
               OIL & GAS EXPLORATION & PRODUCTION (0.1%)
      3,800    Chesapeake Energy Corp., 5.75%, perpetual(a)                                                       1,263
                                                                                                             ----------
               OIL & GAS STORAGE & TRANSPORTATION (1.6%)
  1,327,328    NuStar Logistics, LP, 7.63%                                                                       33,917
                                                                                                             ----------
               Total Energy                                                                                      35,180
                                                                                                             ----------
               FINANCIALS (1.8%)
               -----------------
               DIVERSIFIED BANKS (0.4%)
     36,000    ING Groep N.V., 7.20%, perpetual                                                                     946
      8,000    US Bancorp, 3.50%, perpetual(m)                                                                    7,081
                                                                                                             ----------
                                                                                                                  8,027
                                                                                                             ----------
               LIFE & HEALTH INSURANCE (0.3%)
    274,059    Delphi Financial Group, Inc., 7.38%, cumulative redeemable(e)                                      5,926
                                                                                                             ----------
               PROPERTY & CASUALTY INSURANCE (0.1%)
     $3,000    Catlin Insurance Co. Ltd., 7.25%, perpetual(a)                                                     2,175
                                                                                                             ----------
               REGIONAL BANKS (0.1%)
      1,515    M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                                            1,576
                                                                                                             ----------
               REINSURANCE (0.0%)
      3,000    American Overseas Group Ltd., 7.50%, non-cumulative*(g),(k)                                          750
                                                                                                             ----------
               REITs - INDUSTRIAL (0.6%)
    185,741    ProLogis, Inc., Series Q, 8.54%, cumulative redeemable, perpetual(m)                              13,112
                                                                                                             ----------
               REITs - RESIDENTIAL (0.3%)
    100,000    Equity Residential Properties Trust, depositary shares,
                 Series K, 8.29%, cumulative redeemable, perpetual                                                6,572
                                                                                                             ----------
               THRIFTS & MORTGAGE FINANCE (0.0%)
     20,000    Freddie Mac, 6.02%, perpetual*(n)                                                                     71
     80,000    Freddie Mac, 8.38%, perpetual*(n)                                                                    347
                                                                                                             ----------
                                                                                                                    418
                                                                                                             ----------
               Total Financials                                                                                  38,556
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES (0.2%)
               ---------------------------------
               INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
    187,000    Qwest Corp., 7.38%                                                                            $    4,857
                                                                                                             ----------
               Total Preferred Stocks (cost: $115,707)                                                          118,117
                                                                                                             ----------
               Total Equity Securities (cost: $172,682)                                                         181,738
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                      COUPON
(000)          SECURITY                                                      RATE            MATURITY
-----------------------------------------------------------------------------------------------------------------------
               MONEY MARKET INSTRUMENTS (1.7%)

               COMMERCIAL PAPER (1.5%)

               ENERGY (0.7%)
               -------------
               OIL & GAS EXPLORATION & PRODUCTION (0.7%)
  $   6,632    Canadian Natural Resources Ltd.(a),(o)                        1.05%          8/02/2016             6,632
      7,802    Canadian Natural Resources Ltd.(a),(o)                        1.00           8/03/2016             7,801
                                                                                                             ----------
                                                                                                                 14,433
                                                                                                             ----------
               Total Energy                                                                                      14,433
                                                                                                             ----------
               MATERIALS (0.6%)
               ----------------
               SPECIALTY CHEMICALS (0.6%)
     10,268    Albemarle Corp.(a),(o)                                        1.20           8/02/2016            10,268
      3,454    Albemarle Corp.(a),(o)                                        1.20           8/03/2016             3,454
                                                                                                             ----------
                                                                                                                 13,722
                                                                                                             ----------
               Total Materials                                                                                   13,722
                                                                                                             ----------
               UTILITIES (0.2%)
               ----------------
               MULTI-UTILITIES (0.2%)
      3,834    Centerpoint Energy, Inc.(a),(o)                               0.57           8/01/2016             3,834
                                                                                                             ----------
               Total Commercial Paper                                                                            31,989
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-----------------------------------------------------------------------------------------------------------------------
               MONEY MARKET FUNDS (0.2%)
  4,641,734    State Street Institutional Liquid Reserves Fund Premier Class, 0.46%(p)                            4,642
                                                                                                             ----------
               Total Money Market Instruments (cost: $36,631)                                                    36,631
                                                                                                             ----------

               TOTAL INVESTMENTS (COST: $2,099,798)                                                          $2,093,375
                                                                                                             ==========

================================================================================

38  | USAA HIGH INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                            UNREALIZED
                                                                                                          APPRECIATION/
NUMBER OF                                                           EXPIRATION             CONTRACT      (DEPRECIATION)
CONTRACTS                                                              DATE               VALUE (000)             (000)
-----------------------------------------------------------------------------------------------------------------------
               FUTURES (1.2%)

               SHORT FUTURES

               EQUITY CONTRACTS (1.2%)
        200    Russell 2000 Mini                                     9/16/2016             $(24,340)          $ (1,157)
                                                                                           ========           ========

-----------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                    VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------------
ASSETS                                            LEVEL 1               LEVEL 2              LEVEL 3              TOTAL
-----------------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                          $      -            $1,354,309               $1,950         $1,356,259
  Convertible Securities                                -                   804                    -                804
  Eurodollar and Yankee Obligations                     -               337,018                4,931            341,949
  Collateralized Mortgage Obligations                   -                 4,291                    -              4,291
  Commercial Mortgage Securities                        -                61,433                    -             61,433
  U.S. Treasury Securities                            576                     -                    -                576
  Municipal Bonds                                       -                13,854                    -             13,854
  Exchange-Traded Funds                            95,840                     -                    -             95,840

Equity Securities:
  Common Stocks                                    62,760                     -                  861             63,621
  Preferred Stocks                                      -               117,367                  750            118,117

Money Market Instruments:
  Commercial Paper                                      -                31,989                    -             31,989
  Money Market Funds                                4,642                     -                    -              4,642
-----------------------------------------------------------------------------------------------------------------------
Total                                            $163,818            $1,921,065               $8,492         $2,093,375
-----------------------------------------------------------------------------------------------------------------------

LIABILITIES                                       LEVEL 1               LEVEL 2              LEVEL 3              TOTAL
-----------------------------------------------------------------------------------------------------------------------
Futures(1)                                       $ (1,157)           $        -               $    -         $   (1,157)
-----------------------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                         RECONCILIATION OF LEVEL 3 INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------
                                                      CORPORATE             EURODOLLAR AND        COMMON      PREFERRED
                                                    OBLIGATIONS         YANKEE OBLIGATIONS        STOCKS         STOCKS
-----------------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2015                              $  425                     $    -       $ 4,273           $750
Purchases                                                     3                      4,894             -              -
Sales                                                      (398)                         -          (425)             -
Transfers into Level 3                                    2,045                          -             -              -
Transfers out of Level 3                                      -                                        -              -
Net realized gain (loss) on investments                       2                          -           110              -
Change in net unrealized
  appreciation/(depreciation) of investments               (127)                        37        (3,097)             -
-----------------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                              $1,950                     $4,931       $   861           $750
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------
For the period of August 1, 2015, through July 31, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                                 TRANSFERS                       TRANSFERS                    TRANSFERS
                                             INTO (OUT OF)                   INTO (OUT OF)                INTO (OUT OF)
ASSETS ($ IN 000s)                                 LEVEL 1                         LEVEL 2                      LEVEL 3
-----------------------------------------------------------------------------------------------------------------------
Common Stocks(I)                                  $  3,544                         $(3,544)                      $    -
Corporate Obligations(II)                                -                         $(2,045)                      $2,045
Preferred Stocks(III)                             $(16,327)                        $16,327                       $    -
-----------------------------------------------------------------------------------------------------------------------

(I)Transferred from Level 2 to Level 1 as result of availability of quoted prices in an active market.

(II)Transferred from Level 2 to Level 3 due to lack of observable market activity.

(III)Transferred from Level 1 to Level 2 due to lack of quoted prices in active market. Securities were valued utilizing observable market data.

================================================================================

40  | USAA HIGH INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS**
-----------------------------------------------------------------------------------------------------------------------
                                   FAIR VALUE AT                                   SIGNIFICANT
                                   JULY 31, 2016           VALUATION              UNOBSERVABLE
ASSETS                              ($ IN 000's)          TECHNIQUE(S)              INPUT(S)                 RANGE
-----------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES:

Common Stocks                          $112                 Market             Revenue Multiple(a)          0.1x-0.4x
                                                         Comparables
                                                                               EBITDA Multiple(a)           0.5x-3.6x
                                                                               Discount for lack
                                                                                 of marketability(b)           25%
-----------------------------------------------------------------------------------------------------------------------

(a)Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the security.

(b)Represents amounts used when the reporting entity has determined that market participants would take into account these discounts when pricing the security.

 **Quantitative Information table includes certain Level 3 securities using valuation models.

Increases in the earnings before interest depreciation and amortization (EBITDA), revenue multiples, or earnings per share will increase the value of the security while an increase in the discount for lack of marketability will decrease the value of the security.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 18.1% of net assets at July 31, 2016.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable

================================================================================

42  | USAA HIGH INCOME FUND

================================================================================

    or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities, but such maturities can be difficult to predict because of the effect of prepayments.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  43

================================================================================

o    PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

     ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

     REIT     Real estate investment trust

o    SPECIFIC NOTES

     (a Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

     (b Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at July 31, 2016. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

     (c) At July 31, 2016, the issuer was in default with respect to interest and/or principal payments.

     (d) At July 31, 2016, the aggregate market value of securities purchased on a delayed-delivery basis was $13,752,000, which included when-issued securities of $8,977,000.

     (e) The security, or a portion thereof, is segregated to cover the value of open futures contracts at July 31, 2016.

================================================================================

44  | USAA HIGH INCOME FUND

================================================================================

     (f) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

     (g) Security was fair valued at July 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $1,611,000, which represented 0.1% of the Fund's net assets.

     (h) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2016.

     (i) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

     (j) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

     (k) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at July 31, 2016, was $1,621,000, which represented 0.1% of the Fund's net assets.

     (l) Securities and cash with a value of $2,217,000 are segregated as collateral for initial margin requirements on open futures contracts.

     (m) At July 31, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

     (n) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  45

================================================================================

     (o) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

     (p) Rate represents the money market fund annualized seven-day yield at July 31, 2016.

       *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

46  | USAA HIGH INCOME FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,099,798)                            $2,093,375
   Cash                                                                                            1,871
   Receivables:
       Capital shares sold                                                                         1,336
       USAA Asset Management Company (Note 6C)                                                         1
       Dividends and interest                                                                     31,291
       Securities sold                                                                             3,492
                                                                                              ----------
           Total assets                                                                        2,131,366
                                                                                              ----------
LIABILITIES
   Payables:
       Securities purchased                                                                       22,891
       Capital shares redeemed                                                                     1,006
   Variation margin on futures contracts                                                           1,156
   Accrued management fees                                                                           840
   Accrued transfer agent's fees                                                                      59
   Other accrued expenses and payables                                                               170
                                                                                              ----------
           Total liabilities                                                                      26,122
                                                                                              ----------
               Net assets applicable to capital shares outstanding                            $2,105,244
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $2,191,035
   Accumulated undistributed net investment income                                                 1,460
   Accumulated net realized loss on investments and futures transactions                         (79,671)
   Net unrealized depreciation of investments and futures contracts                               (7,580)
                                                                                              ----------
               Net assets applicable to capital shares outstanding                            $2,105,244
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
           Fund Shares (net assets of $1,105,081/139,838
               capital shares outstanding, no par value)                                      $     7.90
                                                                                              ==========
             Institutional Shares (net assets of $990,980/125,516
                 capital shares outstanding, no par value)                                    $     7.90
                                                                                              ==========
             Adviser Shares (net assets of $9,183/1,160
                capital shares outstanding, no par value)                                     $     7.92
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  47

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $27)                                             $ 13,889
   Interest (net of foreign taxes withheld of $1)                                                127,465
                                                                                                --------
       Total income                                                                              141,354
                                                                                                --------
EXPENSES
   Management fees                                                                                 9,283
   Administration and servicing fees:
       Fund Shares                                                                                 1,677
       Institutional Shares                                                                          882
       Adviser Shares                                                                                 14
   Transfer agent's fees:
       Fund Shares                                                                                 1,963
       Institutional Shares                                                                          882
       Adviser Shares                                                                                  8
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                                 24
   Custody and accounting fees:
       Fund Shares                                                                                   182
       Institutional Shares                                                                          142
       Adviser Shares                                                                                  2
   Postage:
       Fund Shares                                                                                    63
       Institutional Shares                                                                           56
   Shareholder reporting fees:
       Fund Shares                                                                                    40
       Institutional Shares                                                                           12
   Trustees' fees                                                                                     29
   Registration fees:
       Fund Shares                                                                                    25
       Institutional Shares                                                                           70
       Adviser Shares                                                                                 20
   Professional fees                                                                                 146
   Other                                                                                              34
                                                                                                --------
           Total expenses                                                                         15,554
   Expenses reimbursed:
       Adviser Shares                                                                                 (4)
                                                                                                --------
       Net expenses                                                                               15,550
                                                                                                --------
NET INVESTMENT INCOME                                                                            125,804
                                                                                                --------

================================================================================

48  | USAA HIGH INCOME FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS
  Net realized gain (loss) on:
      Unaffiliated transactions                                                                 $(68,668)
      Affiliated transactions (Note 8)                                                             1,312
      Futures transactions                                                                           (83)
  Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                 (4,395)
      Futures contracts                                                                           (1,431)
                                                                                                --------
           Net realized and unrealized loss                                                      (73,265)
                                                                                                --------
   Increase in net assets resulting from operations                                             $ 52,539
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  49

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------------
                                                                                   2016             2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                      $  125,804      $  121,930
   Net realized loss on investments                                              (67,356)        (10,436)
   Net realized loss on foreign currency transactions                                  -              (3)
   Net realized loss on futures transactions                                         (83)           (607)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                (4,395)       (166,361)
       Futures contracts                                                          (1,431)            274
                                                                              --------------------------
       Increase (decrease) in net assets resulting from operations                52,539         (55,203)
                                                                              --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                               (68,996)        (77,570)
       Institutional Shares                                                      (56,275)        (43,723)
       Adviser Shares                                                               (546)           (616)
                                                                              --------------------------
            Total distributions of net investment income                        (125,817)       (121,909)
                                                                              --------------------------
   Net realized gains:
       Fund Shares                                                                     -         (10,575)
       Institutional Shares                                                            -          (5,700)
       Adviser Shares                                                                  -             (84)
                                                                              --------------------------
            Total distributions of net realized gains                                  -         (16,359)
                                                                              --------------------------
       Distributions to shareholders                                            (125,817)       (138,268)
                                                                              --------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                  (159,989)        (75,824)
   Institutional Shares                                                          195,713         122,335
   Adviser Shares                                                                 (2,865)          4,353
                                                                              --------------------------
       Total net increase in net assets from
            capital share transactions                                            32,859          50,864
                                                                              --------------------------
   Net decrease in net assets                                                    (40,419)       (142,607)

NET ASSETS
   Beginning of year                                                           2,145,663       2,288,270
                                                                              --------------------------
   End of year                                                                $2,105,244      $2,145,663
                                                                              ==========================
Accumulated undistributed net investment income:
   End of year                                                                $    1,460      $    1,612
                                                                              ==========================

See accompanying notes to financial statements.

================================================================================

50  | USAA HIGH INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA High Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to provide an attractive total return primarily through high current income and secondarily through capital appreciation.

The Fund consists of three classes of shares: High Income Fund Shares (Fund Shares), High Income Fund Institutional Shares (Institutional Shares), and High Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the

================================================================================

52  | USAA HIGH INCOME FUND

================================================================================

      Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

   2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

   3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

      Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

   4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

   5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

   6. Repurchase agreements are valued at cost.

   7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

   8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of

================================================================================

54  | USAA HIGH INCOME FUND

================================================================================

   quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

   Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

   The valuation of securities falling in the Level 3 category are supported by values ascribed to the stock in a prior equity compensation award and considers the movement for comparable companies, discounted price derived from the use of inputs such as the price movements of comparable companies and other relevant information related to the security, discounted prior tender offer, quoted prices obtained from broker-dealers participating in the market for these securities, inputs such as future bankruptcy restructuring settlements, and recent acquisition price. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

   The methods used may include valuation models that rely on significant assumptions and/or unobservable inputs to determine the fair value measurement for the securities. A market-based approach may be employed using related or comparable securities, recent transactions, market multiples, book values and other relevant information or an income-based approach may be employed whereby estimated future cash flows are discounted to determine the fair value. In some cases discounts may be applied due to market liquidity limitations.

   The valuation methodology applied to certain Level 3 securities changed during the year. Securities that were previously valued using valuation models have been sold out prior to the year end.

   Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager

================================================================================

56  | USAA HIGH INCOME FUND

================================================================================

   believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at July 31, 2016, did not include master netting provisions.

   FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

     FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JULY 31, 2016*
     (IN THOUSANDS)

                                             ASSET DERIVATIVES                LIABILITY DERIVATIVES
     --------------------------------------------------------------------------------------------------
                                       STATEMENT OF                     STATEMENT OF
     DERIVATIVES NOT                   ASSETS AND                       ASSETS AND
     ACCOUNTED FOR AS                  LIABILITIES           FAIR       LIABILITIES
     HEDGING INSTRUMENTS               LOCATION             VALUE       LOCATION             FAIR VALUE
     --------------------------------------------------------------------------------------------------
     Equity contracts                        -               $-         Net unrealized       $1,157**
                                                                        depreciation of
                                                                        investments and
                                                                        futures contracts
     --------------------------------------------------------------------------------------------------

      * For open derivative instruments as of July 31, 2016, see the Portfolio of Investments, which also is indicative of activity for the year ended July 31, 2016.
     ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

     THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2016 (IN THOUSANDS)

                                                                                         CHANGE IN
                                                                                         UNREALIZED
     DERIVATIVES NOT                                                REALIZED GAIN        APPRECIATION/
     ACCOUNTED FOR AS               STATEMENT OF                    (LOSS) ON            (DEPRECIATION)
     HEDGING INSTRUMENTS            OPERATIONS LOCATION             DERIVATIVES          ON DERIVATIVES
     --------------------------------------------------------------------------------------------------
     Equity contracts               Net realized gain (loss)           $(83)                $(1,431)
                                    on Futures transactions/
                                    Change in net unrealized
                                    appreciation/(depreciation)
                                    of Futures contracts
     --------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in

================================================================================

58  | USAA HIGH INCOME FUND

================================================================================

   accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received.
    At the end of the Fund's fiscal year, net realized foreign currency

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

   gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of July 31, 2016, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $14,066,000; which included when-issued securities of $9,491,000. Also included in these amounts is $600,000, for securities which were sold prior to July 31, 2016.

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2016, there were no custodian and other bank credits.

J. REDEMPTION FEES - All share classes held in the Fund less than 180 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended

================================================================================

60  | USAA HIGH INCOME FUND

================================================================================

   July 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares charged redemption fees of $138,000, less than $500, and $2,000, respectively.

K. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

L. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended July 31, 2016, the Fund paid CAPCO facility fees of $12,000, which represents 2.9% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, defaulted bond, and hybrid interest accrual adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $139,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2016, and 2015, was as follows:

                                                               2016                             2015
                                                          ----------------------------------------------
Ordinary income*                                          $125,817,000                      $123,542,000
Long-term realized capital gain                                      -                        14,726,000
                                                          ------------                      ------------
  Total distributions paid                                $125,817,000                      $138,268,000
                                                          ============                      ============

As of July 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                             $  3,125,000
Accumulated capital and other losses                                                        (79,717,000)
Unrealized depreciation of investments                                                       (7,555,000)

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

62  | USAA HIGH INCOME FUND

================================================================================

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales, distributions, passive foreign investment company, defaulted bond, and hybrid interest accrual adjustments.

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2016, the Fund had net capital loss carryforwards of $79,717,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                              CAPITAL LOSS CARRYFORWARDS
                      -------------------------------------------
                                    TAX CHARACTER
                      -------------------------------------------
                      (NO EXPIRATION)                   BALANCE
                      --------------                  -----------
                      Short-Term                      $14,508,000
                      Long-Term                        65,209,000
                                                      -----------
                          Total                       $79,717,000
                                                      ===========

For the year ended July 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2016, were $775,090,000 and $695,024,000, respectively.

As of July 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $2,100,930,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

Gross unrealized appreciation and depreciation of investments as of July 31, 2016, for federal income tax purposes, were $122,592,000 and $130,147,000, respectively, resulting in net unrealized depreciation of $7,555,000.

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                               YEAR ENDED                          YEAR ENDED
                                              JULY 31, 2016                       JULY 31, 2015
     --------------------------------------------------------------------------------------------------
                                         SHARES               AMOUNT          SHARES           AMOUNT
                                        ----------------------------------------------------------------
     FUND SHARES:
     Shares sold                         26,160             $ 198,415         38,813          $ 333,461
     Shares issued from reinvested
       dividends                          8,472                63,818          9,610             81,962
     Shares redeemed*                   (56,631)             (422,222)       (57,316)          (491,247)
                                        ---------------------------------------------------------------
     Net decrease from capital
       share transactions               (21,999)            $(159,989)        (8,893)         $ (75,824)
                                        ===============================================================
     INSTITUTIONAL SHARES:
     Shares sold                         52,373             $ 386,026         27,578          $ 236,540
     Shares issued from reinvested
       dividends                          7,254                54,483          5,663             48,225
     Shares redeemed*                   (33,460)             (244,796)       (18,915)          (162,430)
                                        ---------------------------------------------------------------
     Net increase from capital
       share transactions                26,167             $ 195,713         14,326          $ 122,335
                                        ===============================================================
     ADVISER SHARES:
     Shares sold                            104             $     810            784          $   6,763
     Shares issued from reinvested
       dividends                             32                   241             42                362
     Shares redeemed*                      (509)               (3,916)          (326)            (2,772)
                                        ---------------------------------------------------------------
     Net increase (decrease) from
       capital share transactions          (373)            $  (2,865)           500          $   4,353
                                        ===============================================================

     *Net of redemption fees, if any.

================================================================================

64  | USAA HIGH INCOME FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended July 31, 2016, the Fund had no subadviser(s).

   The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper High Yield Bond Funds Index. The Lipper High Yield Bond Funds Index tracks the total return performance of the 30 largest funds within the Lipper High Yield Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

   OVER/UNDER PERFORMANCE
   RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
   (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
   -------------------------------------------------------------------
   +/- 20 to 50                                 +/- 4
   +/- 51 to 100                                +/- 5
   +/- 101 and greater                          +/- 6

   (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

   Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

   The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper High Yield Bond Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended July 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $9,283,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $(510,000), $(248,000), and $(5,000), respectively. For the Fund Shares,
   Institutional Shares, and Adviser Shares the performance adjustments were (0.05)%, (0.03)%, and (0.05)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,677,000, $882,000, and $14,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2016, the Fund reimbursed the Manager $54,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through December 1, 2016, to limit the total annual operating expenses of the Adviser Shares to 1.15% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2016, without approval of the Board, and may be changed or terminated

================================================================================

66    | USAA HIGH INCOME FUND

================================================================================

   by the Manager at any time after that date. For the year ended July 31, 2016, the Adviser Shares incurred reimbursable expenses of $4,000, of which $1,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
   Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,963,000, $882,000, and $8,000, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $24,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

for the purpose of exercising management or control. As of July 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.6
Target Retirement Income                                                1.1
Target Retirement 2020                                                  1.8
Target Retirement 2030                                                  3.1
Target Retirement 2040                                                  2.3
Target Retirement 2050                                                  1.0
Target Retirement 2060                                                  0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2016, USAA and its affiliates owned 617,000 Adviser Shares, which represents 53.2% of the Adviser Shares outstanding and 0.2% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                      NET REALIZED
                                                    COST TO            GAIN (LOSS)
SELLER                         PURCHASER           PURCHASER            TO SELLER
------------------------------------------------------------------------------------
High Income                 Income                $24,058,000          $1,034,000
High Income                 Short-Term Bond        13,823,000             278,000
Real Return                 High Income             1,053,000              95,000
Target Managed Allocation   High Income             2,201,000             (36,000)

================================================================================

68  | USAA HIGH INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED JULY 31,
                            ----------------------------------------------------------------------------
                                  2016               2015            2014             2013          2012
                            ----------------------------------------------------------------------------
Net asset value at
  beginning of period       $     8.17         $     8.91      $     8.79      $      8.42    $     8.60
                            ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .48                .47             .50              .55           .57
  Net realized and
    unrealized gain (loss)        (.28)              (.68)            .29              .46          (.18)
                            ----------------------------------------------------------------------------
Total from investment
  operations                       .20               (.21)            .79             1.01           .39
                            ----------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.47)              (.47)           (.51)            (.53)         (.57)
  Realized capital gains             -               (.06)           (.16)            (.11)            -
                            ----------------------------------------------------------------------------
Total distributions               (.47)              (.53)           (.67)            (.64)         (.57)
                            ----------------------------------------------------------------------------
Redemption fees added to
  beneficial interests             .00(b)             .00(b)          .00(b)             -             -
                            ----------------------------------------------------------------------------
Net asset value at
  end of period             $     7.90         $     8.17      $     8.91      $      8.79    $     8.42
                            ============================================================================
Total return (%)*                 2.95              (2.42)           9.35            12.39          4.99
Net assets at end of
  period (000)              $1,105,081         $1,322,058      $1,521,633      $ 1,250,728    $1,464,070
Ratios to average
  net assets:**
  Expenses (%)(a)                  .82                .89             .89              .94           .95
  Net investment income (%)       6.22               5.46            5.71             6.15          6.96
Portfolio turnover (%)              36                 16              21               47            52

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $1,116,991,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                     -                  -               -             (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Represents less than $0.01 per share

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED JULY 31,
                            ----------------------------------------------------------------------------
                                 2016               2015            2014           2013             2012
                            ----------------------------------------------------------------------------
Net asset value at
  beginning of period       $    8.16          $    8.91       $    8.78       $   8.41         $   8.60
                            ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .48                .48             .52            .54              .58
  Net realized and
    unrealized gain (loss)       (.26)              (.69)            .29            .49             (.18)
                            ----------------------------------------------------------------------------
Total from investment
  operations                      .22               (.21)            .81           1.03              .40
                            ----------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.48)              (.48)           (.52)          (.55)            (.59)
  Realized capital gains            -               (.06)           (.16)          (.11)               -
                            ----------------------------------------------------------------------------
Total distributions              (.48)              (.54)           (.68)          (.66)            (.59)
                            ----------------------------------------------------------------------------
Redemption fees added to
  beneficial interests            .00(b)             .00(b)            -              -                -
                            ----------------------------------------------------------------------------
Net asset value at
  end of period             $    7.90          $    8.16        $   8.91       $   8.78         $   8.41
                            ============================================================================
Total return (%)*                3.19              (2.44)           9.61          12.63             5.09
Net assets at
  end of period (000)       $ 990,980          $ 811,060        $757,419       $764,558         $264,540
Ratios to average
  net assets:**
  Expenses (%)(a)                 .71                .80             .76            .76              .76
  Net investment income (%)      6.32               5.55            5.87           6.22             7.09
Portfolio turnover (%)             36                 16              21             47               52

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $883,174,000.
(a) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                    -                  -               -           (.00%)(+)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Represents less than $0.01 per share.

================================================================================

70  | USAA HIGH INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                     YEAR ENDED JULY 31,
                            ---------------------------------------------------------------------
                              2016           2015            2014            2013            2012
                            ---------------------------------------------------------------------
Net asset value at
  beginning of period       $ 8.18        $  8.92          $ 8.79          $ 8.42          $ 8.60
                            ---------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income        .44            .45             .49             .52             .55
  Net realized and
    unrealized gain (loss)    (.25)          (.69)            .27             .47            (.19)
                            ---------------------------------------------------------------------
Total from investment
  operations                   .19           (.24)            .76             .99             .36
                            ---------------------------------------------------------------------
Less distributions from:
  Net investment income       (.45)          (.45)           (.48)           (.51)           (.55)
  Realized capital gains         -           (.06)           (.16)           (.11)              -
                            ---------------------------------------------------------------------
Total distributions           (.45)          (.51)           (.64)           (.62)           (.55)
                            ---------------------------------------------------------------------
Redemption fees added to
  beneficial interests         .00(b)         .01             .01             .00(b)          .01
                            ---------------------------------------------------------------------
Net asset value at
  end of period             $ 7.92        $  8.18          $ 8.92          $ 8.79          $ 8.42
                            =====================================================================
Total return (%)*             2.73          (2.67)           9.16           12.13            4.76
Net assets at end of
  period (000)              $9,183        $12,545          $9,218          $7,108          $5,711
Ratios to average
  net assets:**
  Expenses (%)()a             1.15           1.16(c)         1.19            1.20            1.20
  Expenses, excluding
    reimbursements (%)(a)     1.19           1.21            1.19            1.34            1.45
  Net investment income (%)   5.88           5.19            5.41            5.85            6.71
Portfolio turnover (%)          36             16              21              47              52

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $9,381,000.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by as follows:
                                 -              -               -            (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Represents less than $0.01 per share.
(c) Prior to December 1, 2014, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 1.20% of their annual average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

EXPENSE EXAMPLE

July 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2016, through July 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

72  | USAA HIGH INCOME FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                          BEGINNING              ENDING              DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE        FEBRUARY 1, 2016 -
                                       FEBRUARY 1, 2016       JULY 31, 2016          JULY 31, 2016
                                       --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00           $1,147.20                   $4.22

Hypothetical
  (5% return before expenses)               1,000.00            1,020.93                    3.97

INSTITUTIONAL SHARES
Actual                                      1,000.00            1,149.30                    3.69

Hypothetical
  (5% return before expenses)               1,000.00            1,021.43                    3.47

ADVISER SHARES
Actual                                      1,000.00            1,146.50                    6.07

Hypothetical
  (5% return before expenses)               1,000.00            1,018.84                    6.01

*Expenses are equal to the annualized expense ratio of 0.79% for Fund Shares, 0.69% for Institutional Shares, and 1.15% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 14.72% for Fund Shares, 14.93% for Institutional Shares, and 14.65% for Adviser Shares for the six-month period of February
 1, 2016, through July 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  73

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees

================================================================================

74  | USAA HIGH INCOME FUND

================================================================================

and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  75

================================================================================

Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratios of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board

================================================================================

76  | USAA HIGH INCOME FUND

================================================================================

also took into account management's discussion of the Fund's expenses. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one- and three-year periods ended December 31, 2015, was above the average of its performance universe and lower than its Lipper index for the five-year period ended December 31, 2015, and was above the average of its performance universe and Lipper index for the ten-year period ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top bottom 50% of its performance universe for the one-, three-, and five-year periods ended December 31, 2015 and was in the top 35% of its performance universe for the ten-year period ended December 31, 2015. The Board took into account management's discussion of the Fund's performance, including the Fund's strong performance over the ten-year period ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  77

================================================================================

Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also took into account management's discussion of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

78  | USAA HIGH INCOME FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A
Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

80  | USAA HIGH INCOME FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

82  | USAA HIGH INCOME FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  83

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

84  | USAA HIGH INCOME FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  85

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby serves as the Funds' anti-money laundering compliance officer.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

86  | USAA HIGH INCOME FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   40052-0916                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA FIRST START GROWTH FUND]

  =============================================================

        ANNUAL REPORT
        USAA FIRST START GROWTH FUND
        JULY 31, 2016

  =============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... PLAN FOR A STRONGER FUTURE BY STAYING
FOCUSED ON THEIR LONG-TERM OBJECTIVES, USING        [PHOTO OF BROOKS ENGLEHARDT]
AN INVESTMENT PLAN THAT IS BASED ON THEIR
PERSONAL TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

SEPTEMBER 2016

Investors may be feeling a bit of whiplash as they look back over the reporting period ended July 31, 2016. Stocks and corporate bonds took a dive during the first half of the reporting period and then moved up sharply in the second half. Essentially, it was a tale of two markets.

In the first half of the reporting period, stocks and corporate bonds retreated on concerns about the global economy with worries about China's growth, a major catalyst. A key issue was the price of oil, which typically is a barometer of global economic growth expectations. Oil prices remained low amid persistent oversupply and weaker-than-expected demand. In mid-February 2016, stocks and corporate bonds reversed direction as investors appeared to overcome most of their previous fears about China and the broader global economy. The markets generally continued to advance during the second half of the reporting period as global central banks maintained lower-for-longer monetary policies and, in some cases, increased their ongoing stimulative measures. Although oil prices remained volatile, the prices of many other commodities rose. For the reporting period as a whole, U.S. stocks and corporate bonds posted modest gains while global stocks generally declined.

In the U.S. Treasury market, it was a slightly different story. During the first four months of the reporting period, longer-term yields edged up as positive economic trends and a pickup in inflation suggested that the Federal Reserve (the Fed) might raise short-term interest rates. As yields rose, prices--which move in the opposite direction--fell. In December 2015, the Fed ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%-- the first increase in nearly a decade. At the same time, Fed policymakers signaled that four interest rate increases may be on tap for 2016. The Fed has more influence over short-term interest rates than it has over longer-term interest rates. So despite the Fed's forecast, longer-term yields plunged in early 2016 as an increase in market volatility drove a safe-haven flight into U.S. Treasuries. Longer-term yields fell further in late March 2016 after the Fed lowered its previous forecast to two interest rate increases in 2016. In June 2016,

================================================================================

================================================================================

a weak U.S. jobs report and market volatility unleashed by the "Brexit" referendum (the United Kingdom's vote to leave the European Union) sent yields lower still. By the end of the reporting period, though some Fed policymakers noted that one interest rate increase was still possible, the markets were anticipating that no interest rate increases would occur in 2016. As a result of the sharp drop in yields, longer-term U.S. Treasuries were among the strongest-performing assets of the reporting period.

At USAA Investments, we have been saying for some time that Fed policymakers are likely to take a "lower-for-longer" approach to interest rate increases in order to avoid negatively affecting a U.S. economy that has struggled to build strong growth momentum. This view is supported, we believe, by the weak 1.2% gross domestic product growth recorded in the second quarter of 2016. Clearly, the United States economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to return to a normal rate of economic growth. We believe growth of the U.S. economy will continue to be low and slow throughout 2016 as it did in 2015.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation for the risks assumed. But it is important to remember that market conditions are always in fluctuation and time horizon matters. We believe that it is important for investors to plan for a stronger future by staying focused on their long-term objectives, using an investment plan that is based on their personal time horizon and risk tolerance. An investment plan can also keep investors from making hasty portfolio decisions based on market turmoil, and give them flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help you tailor your investment allocations to your long-term goals, time horizon, and tolerance for risk.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             11

    Report of Independent Registered
      Public Accounting Firm                                                  12

    Portfolio of Investments                                                  13

    Notes to Portfolio of Investments                                         26

    Financial Statements                                                      30

    Notes to Financial Statements                                             33

EXPENSE EXAMPLE                                                               46

ADVISORY AGREEMENT(S)                                                         48

TRUSTEES' AND OFFICERS' INFORMATION                                           53

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

209366-0916

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA FIRST START GROWTH FUND (THE FUND), SEEKS LONG-TERM CAPITAL GROWTH WITH REDUCED VOLATILITY OVER TIME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in equity securities when we believe the reward characteristics outweigh the risk in the market. The Fund considers equity securities to include, among others, domestic or foreign common stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, preferred securities, and domestic and foreign exchange-traded funds (ETFs). To reduce the overall volatility to investors, we generally will invest between 20% and 80% of the Fund's assets in bonds and money market instruments, depending on our view of the overall direction of the stock and bond markets. To the extent the Fund invests in debt securities, it will invest primarily in investment-grade securities, but the Fund also may invest up to 10% of its net assets in below-investment grade securities, which are sometimes referred to as high yield or "junk" bonds. Although the Fund typically will invest primarily in U.S. securities, it may invest without limit in foreign securities.

In our attempt to reduce the Fund's volatility over time, the Fund at times may implement an index option-based risk management strategy. The strategy involves selling index call or corresponding ETF options and purchasing put index or corresponding ETF options or put spread options against a highly correlated stock portfolio to reduce the Fund's volatility. This option strategy may not fully protect the Fund against declines in the value of its stock portfolio, and the Fund could experience a loss in both the stock and option portions of its portfolio. It could also cause the Fund to underperform. The combination of the diversified stock portfolio with the index call and put or corresponding ETF options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments. We expect to implement this strategy at times when we believe stocks are significantly overpriced or are at materially elevated risk of a major sell-off based on the portfolio manager's assessment of economic and market conditions.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    ARNOLD J. ESPE, CFA                               LANCE HUMPHREY, CFA*
    WASIF A. LATIF                                    JOHN P. TOOHEY, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced mixed results during the reporting period ended July 31, 2016, reflecting the broad and shifting range of headlines impacting the world economy.

    The first half of the reporting period proved to be a difficult time, as investors struggled with a variety of adverse developments. China's economy appeared to be slowing to a larger extent than expected, leading to concerns about the outlook for global growth. Weaker economic conditions in China also contributed to a sharp sell-off in oil and other commodities, which hindered investor sentiment and weighed on the returns of both global equities and high-yield bonds. The markets were also pressured by expectations that the Federal Reserve (the Fed) was set to raise interest rates as many as four times in 2016.

    This challenging environment changed for the better in dramatic fashion in mid-February of 2016, sparking a broad-based recovery in market performance. Two key factors played a role in this shift. First, a stabilization of economic data in the United States and elsewhere helped decrease fears that the world economy was slipping into a recession. Second, the central banks in Europe and Japan revealed

    *Effective March 9, 2016, Lance Humphrey began co-managing the Fund.

================================================================================

2  | USAA FIRST START GROWTH FUND

================================================================================

    aggressive measures designed to spur growth, and commentary from Fed officials indicated that it would maintain its "lower for longer" interest-rate policy. Together, these events touched off a remarkable recovery in commodities, equities, and higher-risk areas of the bond market from the middle of February 2016 onward.

    This rally allowed large- and mid-cap U.S. equities to recover earlier losses and close the reporting period in positive territory. Small-cap stocks finished roughly flat, however, due to the combination of decreased investor appetite for risk and the relatively expensive valuations in the asset class. Developed-market equities were the worst performing market segment, as the United Kingdom's vote to leave the European Union ("Brexit") pressured returns late in the reporting period. Emerging-market stocks finished just below the break-even mark, with the second-half rally erasing almost all of the earlier weakness.

    Bonds delivered robust returns for the year, as heightened investor risk aversion and concerns about global growth fueled a substantial gain for U.S. Treasuries. Investment-grade and high-yield corporate bonds also generated healthy gains, thanks to the favorable mix of rising oil prices, improving investor risk appetites, and falling U.S. Treasury yields in the final five-plus months of the reporting period.

o HOW DID THE USAA FIRST START GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended July 31, 2016, the Fund had a total return of 0.04%. This compares to total returns of 5.94% for the Barclays U.S. Aggregate Bond Index, -0.44% for the MSCI All-Country World Index, 2.69% for the First Start Growth Composite Index, and 1.75% for the Lipper Flexible Portfolio Funds Index.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund continued to employ a multi-faceted approach designed to provide investors with diversified exposure to a wide range of securities in the equity and fixed income markets.

    The Fund's domestic allocation makes up the largest portion of the portfolio. In this segment, performance benefited from our focus on the types of large-cap companies that generally performed well in the past year. Our preference toward large cap stocks also enabled the Fund to sidestep the weaker returns for smaller companies.

    The Fund's allocation to developed-market international stocks, which we achieve largely through positions in select exchange-traded funds, detracted from results. We held an overweight allocation in the asset class through the first half of the reporting period, but we began to move to a more cautious stance as 2016 progressed. Although international stocks continue to offer attractive valuations relative to the United States, slower earnings growth and questions about the long-term economic impact of Brexit remains a potential concern.

    The Fund's allocation to emerging markets weighed on results through mid-February of 2016 but added value thereafter, for a net impact that was roughly flat. Although emerging-market stocks experienced unsteady performance in the past year, we continue to see an opportunity in the asset class due to its favorable earnings-growth profile, its compelling valuations in relation to the United States and Europe, and the improving economic conditions in certain emerging economies. Additionally, an

    *As of December 1, 2015, the MSCI All-Country World Index replaced the Barclays U.S. Aggregate Bond Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

    **The First Start Growth Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) (40%), the MSCI ACWI ex USA IMI (27%), the Barclays U.S. Universal Index (28%), the Bloomberg Commodity Index Total Return (1.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index (1.5%), and the Barclays U.S. Treasury - Bills (3-M) (2%).

================================================================================

4  | USAA FIRST START GROWTH FUND

================================================================================

    apparent decreased likelihood of Fed interest rate increases-and the corresponding weakness in the U.S. dollar-could represent a further source of support for investments in the emerging markets.

    The Fund's actively managed bond portfolio produced healthy results and counteracted some of the volatility in stock prices. This portion of the portfolio had a significant position in long-term U.S. Treasuries, which allowed it to capitalize on one of the best performing segments of the bond market. Moreover, its positions in investment-grade corporate and high-yield bonds--while detracting from returns in the first six months of the reporting period--recovered to make a positive contribution for the reporting period.

    We have a mixed outlook as we look ahead to the remainder of 2016. The global economy remains on track for low, positive growth, but it continues to face meaningful challenges - including the uncertainty surrounding the longer-term implications of Brexit. In addition, the upcoming U.S. elections could create another layer of uncertainty as the second half of 2016 progresses. On the other hand, we think the world's major central banks are likely to maintain the aggressive, accommodative policies that played such an important role in market performance during the first half of 2016. With this as background, we believe the Fund is well served by our continued emphasis on diversification and our preference for market segments where we see the most attractive valuations.

    Thank you for allowing us to help you with your investment needs.

    Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Exchange-Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA FIRST START GROWTH FUND (THE FUND)
(Ticker Symbol: UFSGX)

--------------------------------------------------------------------------------
                                         7/31/16                      7/31/15
--------------------------------------------------------------------------------
Net Assets                            $389.5 Million             $378.4 Million
Net Asset Value Per Share                $12.65                     $13.29

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
   1 YEAR                           5 YEARS                         10 YEARS
    0.04%                             6.53%                           5.99%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 7/31/15*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT     1.84%            AFTER REIMBURSEMENT     1.47%

               (includes acquired fund fees and expenses of 0.09%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through December 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.38% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after December 1, 2016. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. If the total annual operating expense ratio of the Fund is lower than 1.38%, the Fund will operate at the lower expense ratio.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA FIRST START GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      USAA FIRST             FIRST START           LIPPER FLEXIBLE         BARCLAY U.S.
                     START GROWTH          GROWTH COMPOSITE        PORTFOLIO FUNDS        AGGREGATE BOND        MSCI ALL-COUNTRY
                         FUND                   INDEX                   INDEX                  INDEX              WORLD INDEX*
 7/31/2006           $10,000.00              $10,000.00              $10,000.00             $10,000.00             $10,000.00
 8/31/2006            10,125.00               10,215.77               10,176.44              10,153.08              10,259.26
 9/30/2006            10,426.00               10,331.97               10,288.59              10,242.27              10,378.82
10/31/2006            10,644.00               10,632.15               10,560.21              10,310.02              10,768.08
11/30/2006            10,821.00               10,886.49               10,796.40              10,429.63              11,072.56
12/31/2006            10,932.00               11,004.56               10,904.73              10,369.10              11,319.61
 1/31/2007            11,079.00               11,117.96               11,034.24              10,364.85              11,432.21
 2/28/2007            10,963.00               11,119.82               10,991.15              10,524.67              11,372.03
 3/31/2007            11,047.00               11,254.93               11,094.34              10,524.99              11,600.23
 4/30/2007            11,394.00               11,598.67               11,440.42              10,581.75              12,113.90
 5/31/2007            11,614.00               11,832.02               11,697.86              10,501.55              12,475.17
 6/30/2007            11,467.00               11,745.46               11,644.81              10,470.49              12,438.52
 7/31/2007            11,236.00               11,589.07               11,526.95              10,557.83              12,248.58
 8/31/2007            11,299.00               11,641.41               11,519.12              10,687.23              12,214.69
 9/30/2007            11,614.00               12,061.93               11,973.16              10,768.30              12,870.41
10/31/2007            11,793.00               12,373.35               12,291.88              10,865.03              13,372.51
11/30/2007            11,436.00               12,023.96               12,000.91              11,060.42              12,781.27
12/31/2007            11,378.00               11,954.37               11,948.31              11,091.49              12,639.78
 1/31/2008            10,823.00               11,403.66               11,559.96              11,277.80              11,604.51
 2/29/2008            10,684.00               11,375.09               11,486.87              11,293.46              11,637.28
 3/31/2008            10,556.00               11,290.08               11,334.09              11,331.99              11,466.59
 4/30/2008            10,770.00               11,714.22               11,743.06              11,308.31              12,106.21
 5/31/2008            10,962.00               11,850.29               11,929.07              11,225.39              12,295.50
 6/30/2008            10,428.00               11,185.80               11,393.19              11,216.31              11,285.88
 7/31/2008            10,311.00               11,017.60               11,177.74              11,207.16              10,992.80
 8/31/2008            10,364.00               10,968.61               11,139.53              11,313.53              10,755.86
 9/30/2008             9,606.00               10,030.49               10,095.91              11,161.57               9,411.58
10/31/2008             8,251.00                8,534.86                8,543.36              10,898.11               7,546.68
11/30/2008             7,685.00                8,159.35                8,062.09              11,252.84               7,050.88
12/31/2008             7,861.00                8,452.34                8,361.58              11,672.67               7,306.42
 1/31/2009             7,397.00                7,935.52                8,006.74              11,569.68               6,682.17
 2/28/2009             6,899.00                7,366.20                7,466.61              11,526.01               6,027.91
 3/31/2009             7,275.00                7,821.74                7,961.33              11,686.24               6,524.43
 4/30/2009             7,994.00                8,507.82                8,598.93              11,742.11               7,294.61
 5/31/2009             8,646.00                9,053.43                9,146.50              11,827.28               8,021.44
 6/30/2009             8,867.00                9,056.55                8,996.39              11,894.55               7,976.46
 7/31/2009             9,342.00                9,642.79                9,728.55              12,086.41               8,678.61
 8/31/2009             9,707.00                9,937.78                9,965.58              12,211.55               8,989.00
 9/30/2009            10,205.00               10,295.11               10,388.14              12,339.83               9,401.39
10/31/2009            10,227.00               10,172.99               10,226.04              12,400.76               9,256.11
11/30/2009            10,470.00               10,530.99               10,662.25              12,561.31               9,636.79
12/31/2009            10,741.00               10,687.09               10,800.44              12,364.96               9,836.35
 1/31/2010            10,683.00               10,432.33               10,518.11              12,553.84               9,411.26
 2/28/2010            10,878.00               10,595.58               10,700.29              12,600.72               9,531.14
 3/31/2010            11,312.00               11,077.13               11,222.64              12,585.23              10,144.31
 4/30/2010            11,403.00               11,205.39               11,393.54              12,716.24              10,161.38
 5/31/2010            10,935.00               10,517.58               10,738.30              12,823.24               9,198.03
 6/30/2010            10,581.00               10,285.50               10,388.83              13,024.33               8,914.66
 7/31/2010            11,118.00               10,884.78               10,946.97              13,163.29               9,640.03
 8/31/2010            10,809.00               10,634.55               10,686.50              13,332.66               9,303.03
 9/30/2010            11,620.00               11,356.51               11,365.78              13,346.87              10,193.01
10/31/2010            11,952.00               11,674.76               11,740.35              13,394.40              10,561.40
11/30/2010            11,895.00               11,558.45               11,731.26              13,317.41              10,326.40
12/31/2010            12,435.00               12,126.70               12,194.82              13,173.80              11,082.59
 1/31/2011            12,599.00               12,277.00               12,449.61              13,189.13              11,256.51
 2/28/2011            12,996.00               12,558.17               12,700.96              13,222.13              11,584.29
 3/31/2011            13,184.00               12,582.67               12,758.69              13,229.43              11,572.72
 4/30/2011            13,570.00               12,964.29               13,120.59              13,397.37              12,046.19
 5/31/2011            13,429.00               12,841.91               13,006.80              13,572.20              11,787.25
 6/30/2011            13,254.00               12,670.03               12,817.37              13,532.47              11,601.52
 7/31/2011            13,043.00               12,580.21               12,714.03              13,747.20              11,412.64
 8/31/2011            12,248.00               12,015.02               12,157.57              13,948.05              10,578.95
 9/30/2011            11,452.00               11,239.59               11,341.20              14,049.51               9,580.17
10/31/2011            12,330.00               12,124.18               12,283.44              14,064.60              10,606.62
11/30/2011            12,213.00               11,920.20               12,095.58              14,052.40              10,289.11
12/31/2011            12,154.00               11,961.15               12,053.73              14,206.85              10,268.32
 1/31/2012            12,729.00               12,482.00               12,609.28              14,331.60              10,865.39
 2/29/2012            13,160.00               12,900.69               13,006.29              14,328.31              11,412.07
 3/31/2012            13,316.00               12,996.82               13,126.39              14,249.80              11,487.83
 4/30/2012            13,232.00               12,956.07               13,094.82              14,407.78              11,356.50
 5/31/2012            12,502.00               12,233.38               12,397.64              14,538.14              10,338.29
 6/30/2012            12,897.00               12,639.32               12,746.46              14,543.84              10,848.89
 7/31/2012            13,017.00               12,806.55               12,902.99              14,744.45              10,997.41
 8/31/2012            13,292.00               13,020.41               13,168.40              14,754.08              11,236.53
 9/30/2012            13,615.00               13,301.25               13,453.89              14,774.39              11,590.44
10/31/2012            13,627.00               13,223.43               13,361.06              14,803.45              11,513.19
11/30/2012            13,735.00               13,334.85               13,478.10              14,826.81              11,660.41
12/31/2012            13,965.00               13,529.05               13,661.89              14,805.70              11,924.53
 1/31/2013            14,454.00               13,967.72               14,081.57              14,702.14              12,473.87
 2/28/2013            14,515.00               14,018.97               14,095.95              14,775.83              12,471.93
 3/31/2013            14,821.00               14,262.77               14,331.01              14,787.63              12,699.97
 4/30/2013            15,126.00               14,549.17               14,528.87              14,937.27              13,062.77
 5/31/2013            15,138.00               14,507.67               14,522.46              14,670.76              13,026.94
 6/30/2013            14,796.00               14,174.95               14,188.76              14,443.82              12,646.17
 7/31/2013            15,346.00               14,671.79               14,706.75              14,463.57              13,251.58
 8/31/2013            14,992.00               14,423.99               14,472.82              14,389.63              12,975.49
 9/30/2013            15,444.00               14,953.90               14,981.36              14,525.86              13,645.69
10/31/2013            15,908.00               15,402.19               15,404.43              14,643.30              14,194.14
11/30/2013            16,189.00               15,556.77               15,550.99              14,588.47              14,395.16
12/31/2013            16,422.00               15,747.53               15,785.70              14,506.03              14,643.50
 1/31/2014            15,982.00               15,436.67               15,520.10              14,720.36              14,057.76
 2/28/2014            16,597.00               15,997.65               16,107.97              14,798.63              14,736.85
 3/31/2014            16,735.00               16,039.37               16,093.26              14,773.43              14,802.38
 4/30/2014            16,898.00               16,148.03               16,117.82              14,898.09              14,943.29
 5/31/2014            17,224.00               16,426.06               16,439.49              15,067.71              15,261.12
 6/30/2014            17,438.00               16,684.08               16,731.81              15,075.50              15,548.45
 7/31/2014            17,212.00               16,477.81               16,485.09              15,037.69              15,359.88
 8/31/2014            17,613.00               16,833.70               16,823.30              15,203.70              15,699.20
 9/30/2014            17,262.00               16,399.56               16,424.23              15,100.46              15,190.10
10/31/2014            17,488.00               16,594.29               16,525.08              15,248.89              15,297.04
11/30/2014            17,726.00               16,799.19               16,671.74              15,357.07              15,552.90
12/31/2014            17,555.00               16,622.45               16,466.81              15,371.47              15,252.79
 1/31/2015            17,407.00               16,527.91               16,448.71              15,693.77              15,014.32
 2/28/2015            18,053.00               17,126.26               16,902.93              15,546.23              15,850.19
 3/31/2015            17,932.00               16,992.83               16,709.93              15,618.39              15,604.59
 4/30/2015            18,013.00               17,260.60               16,911.65              15,562.36              16,057.35
 5/31/2015            18,080.00               17,283.58               16,947.81              15,524.87              16,036.40
 6/30/2015            17,716.00               16,978.21               16,633.76              15,355.57              15,658.87
 7/31/2015            17,891.00               17,081.54               16,719.73              15,462.34              15,794.86
 8/31/2015            16,976.00               16,296.70               16,031.82              15,440.10              14,712.10
 9/30/2015            16,599.00               15,929.36               15,630.47              15,544.54              14,179.10
10/31/2015            17,541.00               16,771.17               16,385.88              15,547.19              15,291.94
11/30/2015            17,501.00               16,687.92               16,299.68              15,506.09              15,165.67
12/31/2015            17,148.00               16,453.02               16,050.99              15,456.00              14,892.17
 1/31/2016            16,497.00               15,812.99               15,450.57              15,668.64              13,994.01
 2/29/2016            16,384.00               15,794.02               15,445.83              15,779.82              13,897.75
 3/31/2016            17,176.00               16,678.48               16,200.23              15,924.56              14,927.68
 4/30/2016            17,275.00               16,888.63               16,423.28              15,985.73              15,148.03
 5/31/2016            17,360.00               16,952.81               16,471.78              15,989.82              15,167.13
 6/30/2016            17,346.00               17,001.97               16,516.58              16,277.12              15,075.31
 7/31/2016            17,898.00               17,540.94               17,012.09              16,380.03              15,724.96

                                   [END CHART]

                          Data from 7/31/06 to 7/31/16.

                    See next page for benchmark definitions.

*As of December 1, 2015, the MSCI All-Country World Index replaced the Barclays U.S. Aggregate Bond Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper Flexible Portfolio Funds Index reflects the fees and expenses of the underlying funds included in the composite.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund to the following benchmarks:

o The First Start Growth Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) (40%), the MSCI ACWI ex USA IMI (27%), the Barclays U.S. Universal Index (28%), the Bloomberg Commodity Index Total Return (1.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index (1.5%), and the Barclays U.S. Treasury - Bills (3-M) (2%).

o The unmanaged Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds within the Lipper Flexible Portfolio Funds category.

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

o The unmanaged MSCI All-Country World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

================================================================================

8  | USAA FIRST START GROWTH FUND

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/16 o
                                (% of Net Assets)

       Vanguard FTSE Developed Markets ETF** ......................... 5.7%
       iShares Core MSCI EAFE ETF** .................................. 4.9%
       iShares MSCI EAFE ETF** ....................................... 4.6%
       iShares Core MSCI Emerging Markets ETF**  ..................... 4.4%
       U.S. Treasury Bond, 3.13%, 8/15/2044 .......................... 3.2%
       iShares MSCI Germany ETF** .................................... 2.8%
       Freddie Mac, 3.00%, 6/01/2046 ................................. 2.4%
       Freddie Mac, 3.50%, 4/01/2046 ................................. 2.2%
       Alphabet, Inc. "A" ............................................ 1.4%
       U.S. Treasury Bond, 3.00%, 5/15/2045 .......................... 1.3%

 *Excludes money market instruments.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 13-25.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o ASSET ALLOCATION - 7/31/16 o

                         [PIE CHART OF ASSET ALLOCATION]

COMMON STOCKS                                                              40.5%
EXCHANGE-TRADED FUNDS*                                                     28.8%
U.S. TREASURY SECURITIES                                                    8.5%
MONEY MARKET FUNDS                                                          6.1%
CORPORATE OBLIGATIONS                                                       5.4%
U.S. GOVERNMENT AGENCY ISSUES                                               5.4%
COMMERCIAL MORTGAGE SECURITIES                                              3.1%
PREFERRED STOCKS                                                            1.0%
EURODOLLAR AND YANKEE OBLIGATIONS                                           0.6%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.2%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES*                           0.1%

                                   [END CHART]

*The Fund may rely on certain Securities and Exchange Commission exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA FIRST START GROWTH FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2016:

 DIVIDEND RECEIVED              LONG-TERM
DEDUCTION (CORPORATE           CAPITAL GAIN          QUALIFIED INTEREST
  SHAREHOLDERS)(1)            DISTRIBUTIONS(2)             INCOME
-----------------------------------------------------------------------
      47.15%                   $9,228,000                $2,262,000
-----------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA FIRST START GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA First Start Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA First Start Growth Fund at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 21, 2016

================================================================================

12  | USAA FIRST START GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (70.4%)

              COMMON STOCKS (40.5%)

              CONSUMER DISCRETIONARY (4.4%)
              ----------------------------
              ADVERTISING (0.2%)
      9,600   Omnicom Group, Inc.                                                             $      790
                                                                                              ----------
              APPAREL RETAIL (0.4%)
     20,400   TJX Companies, Inc.                                                                  1,667
                                                                                              ----------
              AUTO PARTS & EQUIPMENT (0.7%)
     10,600   Delphi Automotive plc                                                                  719
     47,700   Magna International, Inc.                                                            1,840
                                                                                              ----------
                                                                                                   2,559
                                                                                              ----------
              AUTOMOBILE MANUFACTURERS (0.1%)
     40,900   Ford Motor Co.                                                                         518
                                                                                              ----------
              BROADCASTING (0.3%)
     20,200   CBS Corp. "B"                                                                        1,055
                                                                                              ----------
              GENERAL MERCHANDISE STORES (0.7%)
      5,600   Dollar General Corp.                                                                   530
     31,300   Target Corp.                                                                         2,358
                                                                                              ----------
                                                                                                   2,888
                                                                                              ----------
              HOME IMPROVEMENT RETAIL (0.7%)
     18,900   Home Depot, Inc.                                                                     2,613
                                                                                              ----------
              HOTELS, RESORTS & CRUISE LINES (0.7%)
     39,500   Carnival Corp.                                                                       1,845
     12,800   Royal Caribbean Cruises Ltd.                                                           927
                                                                                              ----------
                                                                                                   2,772
                                                                                              ----------
              INTERNET RETAIL (0.6%)
      3,300   Amazon.com, Inc.*                                                                    2,504
                                                                                              ----------
              Total Consumer Discretionary                                                        17,366
                                                                                              ----------
              CONSUMER STAPLES (3.4%)
              ----------------------
              AGRICULTURAL PRODUCTS (0.2%)
     10,200   Bunge Ltd.                                                                             671
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DRUG RETAIL (0.9%)
     15,000   CVS Health Corp.                                                                $    1,391
     24,700   Walgreens Boots Alliance, Inc.                                                       1,957
                                                                                              ----------
                                                                                                   3,348
                                                                                              ----------
              FOOD RETAIL (0.1%)
     14,000   Kroger Co.                                                                             479
                                                                                              ----------
              HOUSEHOLD PRODUCTS (0.4%)
     17,500   Procter & Gamble Co.                                                                 1,498
                                                                                              ----------
              HYPERMARKETS & SUPER CENTERS (0.4%)
     23,800   Wal-Mart Stores, Inc.                                                                1,737
                                                                                              ----------
              PACKAGED FOODS & MEAT (0.4%)
     15,900   Kraft Heinz Co.                                                                      1,374
                                                                                              ----------
              SOFT DRINKS (1.0%)
     21,600   Coca-Cola Co.                                                                          942
     28,800   PepsiCo, Inc.                                                                        3,137
                                                                                              ----------
                                                                                                   4,079
                                                                                              ----------
              Total Consumer Staples                                                              13,186
                                                                                              ----------
              ENERGY (3.1%)
              ------------
              INTEGRATED OIL & GAS (2.1%)
     11,500   Chevron Corp.                                                                        1,179
     19,000   Exxon Mobil Corp.                                                                    1,690
     35,800   Occidental Petroleum Corp.                                                           2,675
     43,000   Royal Dutch Shell plc ADR "A"                                                        2,227
     11,000   TOTAL S.A. ADR                                                                         529
                                                                                              ----------
                                                                                                   8,300
                                                                                              ----------
              OIL & GAS EQUIPMENT & SERVICES (0.5%)
     15,600   Halliburton Co.                                                                        681
     14,200   Schlumberger Ltd.                                                                    1,143
                                                                                              ----------
                                                                                                   1,824
                                                                                              ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.5%)
     30,800   ConocoPhillips                                                                       1,257
      9,600   EOG Resources, Inc.                                                                    785
                                                                                              ----------
                                                                                                   2,042
                                                                                              ----------
              Total Energy                                                                        12,166
                                                                                              ----------
              FINANCIALS (6.2%)
              ----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
      5,000   Ameriprise Financial, Inc.                                                             479
                                                                                              ----------

================================================================================

14  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              CONSUMER FINANCE (0.9%)
    120,500   Synchrony Financial*                                                            $    3,360
                                                                                              ----------
              DIVERSIFIED BANKS (2.4%)
    234,900   Bank of America Corp.                                                                3,403
     55,600   Citigroup, Inc.                                                                      2,436
     53,100   JPMorgan Chase & Co.                                                                 3,397
                                                                                              ----------
                                                                                                   9,236
                                                                                              ----------
              PROPERTY & CASUALTY INSURANCE (1.1%)
     15,100   Allstate Corp.                                                                       1,032
     15,500   Chubb Ltd.                                                                           1,941
     11,800   Progressive Corp.                                                                      384
     26,500   XL Group Ltd.                                                                          917
                                                                                              ----------
                                                                                                   4,274
                                                                                              ----------
              REGIONAL BANKS (1.4%)
     25,000   BB&T Corp.                                                                             922
     57,300   Fifth Third Bancorp                                                                  1,088
    209,700   KeyCorp                                                                              2,453
     14,900   PNC Financial Services Group, Inc.                                                   1,231
                                                                                              ----------
                                                                                                   5,694
                                                                                              ----------
              REITs - OFFICE (0.1%)
      2,200   Boston Properties, Inc.                                                                313
                                                                                              ----------
              REITs - RESIDENTIAL (0.1%)
      4,100   Equity Residential                                                                     279
                                                                                              ----------
              REITs - RETAIL (0.1%)
      2,300   Simon Property Group, Inc.                                                             522
                                                                                              ----------
              REITs - SPECIALIZED (0.0%)
        700   Public Storage                                                                         167
                                                                                              ----------
              Total Financials                                                                    24,324
                                                                                              ----------
              HEALTH CARE (7.1%)
              -----------------
              BIOTECHNOLOGY (1.5%)
     37,600   AbbVie, Inc.                                                                         2,490
      7,200   Amgen, Inc.                                                                          1,238
      4,200   Biogen, Inc.*                                                                        1,218
     13,900   Gilead Sciences, Inc.                                                                1,105
                                                                                              ----------
                                                                                                   6,051
                                                                                              ----------
              HEALTH CARE DISTRIBUTORS (0.5%)
      9,800   McKesson Corp.                                                                       1,907
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT (1.2%)
     36,200   Hologic, Inc.*                                                                  $    1,393
     36,400   Medtronic plc                                                                        3,190
                                                                                              ----------
                                                                                                   4,583
                                                                                              ----------
              LIFE SCIENCES TOOLS & SERVICES (0.5%)
     12,500   Thermo Fisher Scientific, Inc.                                                       1,985
                                                                                              ----------
              MANAGED HEALTH CARE (0.5%)
     12,700   UnitedHealth Group, Inc.                                                             1,819
                                                                                              ----------
              PHARMACEUTICALS (2.9%)
      5,700   Allergan plc*                                                                        1,442
     21,600   Johnson & Johnson                                                                    2,705
     53,500   Merck & Co., Inc.                                                                    3,138
    107,200   Pfizer, Inc.                                                                         3,955
                                                                                              ----------
                                                                                                  11,240
                                                                                              ----------
              Total Health Care                                                                   27,585
                                                                                              ----------
              INDUSTRIALS (4.3%)
              ------------------
              AEROSPACE & DEFENSE (1.5%)
     10,400   Boeing Co.                                                                           1,390
     10,400   Honeywell International, Inc.                                                        1,210
      1,800   Lockheed Martin Corp.                                                                  455
     28,000   Spirit AeroSystems Holdings, Inc. "A"*                                               1,215
     14,300   United Technologies Corp.                                                            1,539
                                                                                              ----------
                                                                                                   5,809
                                                                                              ----------
              AIRLINES (0.2%)
      8,800   Southwest Airlines Co.                                                                 326
      8,500   United Continental Holdings, Inc.*                                                     398
                                                                                              ----------
                                                                                                     724
                                                                                              ----------
              BUILDING PRODUCTS (0.2%)
     23,100   Masco Corp.                                                                            843
                                                                                              ----------
              CONSTRUCTION & ENGINEERING (0.2%)
     21,400   AECOM*                                                                                 760
                                                                                              ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
     12,700   Eaton Corp. plc                                                                        805
                                                                                              ----------
              INDUSTRIAL CONGLOMERATES (1.7%)
      9,900   Carlisle Companies, Inc.                                                             1,023
    136,646   General Electric Co.                                                                 4,255
     13,000   Siemens AG ADR                                                                       1,411
                                                                                              ----------
                                                                                                   6,689
                                                                                              ----------

================================================================================

16  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INDUSTRIAL MACHINERY (0.3%)
      8,900   Stanley Black & Decker, Inc.                                                    $    1,083
                                                                                              ----------
              Total Industrials                                                                   16,713
                                                                                              ----------
              INFORMATION TECHNOLOGY (8.5%)
              ----------------------------
              COMMUNICATIONS EQUIPMENT (1.0%)
    122,900   Cisco Systems, Inc.                                                                  3,752
                                                                                              ----------
              DATA PROCESSING & OUTSOURCED SERVICES (1.2%)
     18,400   MasterCard, Inc. "A"                                                                 1,752
     37,400   Visa, Inc. "A"                                                                       2,919
                                                                                              ----------
                                                                                                   4,671
                                                                                              ----------
              INTERNET SOFTWARE & SERVICES (1.9%)
      6,950   Alphabet, Inc. "A"*                                                                  5,500
     15,300   Facebook, Inc. "A"*                                                                  1,896
                                                                                              ----------
                                                                                                   7,396
                                                                                              ----------
              SEMICONDUCTOR EQUIPMENT (0.4%)
     40,400   Applied Materials, Inc.                                                              1,062
      6,500   Lam Research Corp.                                                                     584
                                                                                              ----------
                                                                                                   1,646
                                                                                              ----------
              SEMICONDUCTORS (0.7%)
      2,500   Broadcom Ltd.                                                                          405
     13,300   Intel Corp.                                                                            464
      5,000   NXP Semiconductors N.V.*                                                               420
     22,300   QUALCOMM, Inc.                                                                       1,396
                                                                                              ----------
                                                                                                   2,685
                                                                                              ----------
              SYSTEMS SOFTWARE (1.7%)
     67,400   Microsoft Corp.                                                                      3,820
     69,700   Oracle Corp.                                                                         2,861
                                                                                              ----------
                                                                                                   6,681
                                                                                              ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.6%)
     39,260   Apple, Inc.                                                                          4,091
     75,600   Hewlett Packard Enterprise Co.                                                       1,589
     10,600   Western Digital Corp.                                                                  504
                                                                                              ----------
                                                                                                   6,184
                                                                                              ----------
              Total Information Technology                                                        33,015
                                                                                              ----------
              MATERIALS (0.4%)
              ---------------
              COMMODITY CHEMICALS (0.1%)
      6,100   LyondellBasell Industries N.V. "A"                                                     459
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DIVERSIFIED CHEMICALS (0.3%)
     23,400   Dow Chemical Co.                                                                $    1,256
                                                                                              ----------
              GOLD (0.0%)
     19,672   Hycroft Mining Corp.*(a),(b)                                                            15
                                                                                              ----------
              Total Materials                                                                      1,730
                                                                                              ----------
              TELECOMMUNICATION SERVICES (1.9%)
              --------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.5%)
     78,500   AT&T, Inc.                                                                           3,398
     42,300   Verizon Communications, Inc.                                                         2,344
                                                                                              ----------
                                                                                                   5,742
                                                                                              ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.4%)
     52,100   Vodafone Group plc ADR                                                               1,610
                                                                                              ----------
              Total Telecommunication Services                                                     7,352
                                                                                              ----------
              UTILITIES (1.2%)
              ---------------
              ELECTRIC UTILITIES (1.2%)
      6,300   American Electric Power Co., Inc.                                                      436
     15,500   Duke Energy Corp.                                                                    1,327
     14,200   Edison International                                                                 1,099
      5,400   NextEra Energy, Inc.                                                                   693
     26,800   PPL Corp.                                                                            1,010
                                                                                              ----------
                                                                                                   4,565
                                                                                              ----------
              Total Utilities                                                                      4,565
                                                                                              ----------
              Total Common Stocks (cost: $134,428)                                               158,002
                                                                                              ----------

              PREFERRED STOCKS (1.0%)

              CONSUMER STAPLES (0.6%)
              ----------------------
              AGRICULTURAL PRODUCTS (0.6%)
     40,000   CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                         1,216
     10,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(c)           1,063
                                                                                              ----------
                                                                                                   2,279
                                                                                              ----------
              Total Consumer Staples                                                               2,279
                                                                                              ----------
              ENERGY (0.1%)
              ------------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
        800   Chesapeake Energy Corp., 5.75%, perpetual(c)                                           266
                                                                                              ----------
              FINANCIALS (0.3%)
              ----------------
              LIFE & HEALTH INSURANCE (0.2%)
     28,000   Delphi Financial Group, Inc., 7.38%, cumulative redeemable                             605
                                                                                              ----------

================================================================================

18  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              REGIONAL BANKS (0.1%)
        500   M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                         $      520
                                                                                              ----------
              REINSURANCE (0.0%)
        500   American Overseas Group Ltd., 7.50%, non-cumulative*(a),(b)                            125
                                                                                              ----------
              Total Financials                                                                     1,250
                                                                                              ----------
              Total Preferred Stocks (cost: $4,177)                                                3,795
                                                                                              ----------
              EXCHANGE-TRADED FUNDS (28.8%)

              DOMESTIC EXCHANGE-TRADED FUNDS (1.6%)
     15,000   Vanguard Mid-Cap ETF                                                                 1,939
     22,000   Vanguard REIT ETF                                                                    2,034
     20,000   Vanguard Small-Cap Value ETF                                                         2,204
                                                                                              ----------
              Total Domestic Exchange-Traded Funds                                                 6,177
                                                                                              ----------
              FIXED-INCOME EXCHANGE-TRADED FUNDS (0.4%)
     20,000   iShares iBoxx USD High Yield Corporate Bond ETF                                      1,708
                                                                                              ----------
              INTERNATIONAL EXCHANGE-TRADED FUNDS (26.8%)
    356,000   iShares Core MSCI EAFE ETF                                                          19,245
    393,824   iShares Core MSCI Emerging Markets ETF                                              17,317
    305,771   iShares MSCI EAFE ETF                                                               17,741
     16,000   iShares MSCI EAFE Minimum Volatility ETF                                             1,085
    420,976   iShares MSCI Germany ETF                                                            10,798
    100,000   iShares MSCI Pacific ex Japan ETF                                                    4,173
    155,000   PowerShares FTSE RAFI Emerging Markets Portfolio                                     2,703
    155,300   Schwab Fundamental International Large Co. Index ETF                                 3,816
    600,000   Vanguard FTSE Developed Markets ETF                                                 22,098
    100,000   Vanguard FTSE Emerging Markets ETF                                                   3,704
     20,334   WisdomTree Emerging Markets SmallCap Dividend Fund                                     844
     36,637   WisdomTree India Earnings Fund                                                         783
                                                                                              ----------
              Total International Exchange-Traded Funds                                          104,307
                                                                                              ----------
              Total Exchange-Traded Funds (cost: $112,043)                                       112,192
                                                                                              ----------
              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (0.1%)

              EXCHANGE-TRADED FUNDS (0.1%)
     10,000   VanEck Vectors Gold Miners ETF (cost: $222)                                            306
                                                                                              ----------
              Total Equity Securities (cost: $250,870)                                           274,295
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON                       VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
              BONDS (23.2%)

              CORPORATE OBLIGATIONS (5.4%)

              CONSUMER STAPLES (0.1%)
              ----------------------
              FOOD RETAIL (0.1%)
     $  300   BI-LO, LLC & BI-LO Finance Corp.(c)                                   9.25%       2/15/2019    $     249
                                                                                                             ---------
              ENERGY (0.8%)
              ------------
              OIL & GAS DRILLING (0.0%)
        782   Schahin II Finance Co. SPV Ltd.(c),(d)                                5.88        9/25/2023          106
                                                                                                             ---------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
        500   Newfield Exploration Co.                                              5.38        1/01/2026          480
                                                                                                             ---------
              OIL & GAS STORAGE & TRANSPORTATION (0.7%)
      1,000   Enbridge Energy Partners, LP                                          8.05       10/01/2077          800
      1,000   Energy Transfer Partners, LP                                          3.65(e)    11/01/2066          685
      1,000   Enterprise Products Operating, LLC                                    7.00        6/01/2067          832
        500   Enterprise TE Partners                                                7.00        6/01/2067          409
                                                                                                             ---------
                                                                                                                 2,726
                                                                                                             ---------
              Total Energy                                                                                       3,312
                                                                                                             ---------
              FINANCIALS (3.9%)
              ----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
        900   Prospect Capital Corp.                                                5.00        7/15/2019          897
                                                                                                             ---------
              LIFE & HEALTH INSURANCE (0.7%)
        800   Lincoln National Corp.                                                2.99(e)     5/17/2066          579
        200   Lincoln National Corp.                                                6.05        4/20/2067          144
      1,000   Prudential Financial, Inc.                                            5.63        6/15/2043        1,072
      1,000   StanCorp Financial Group, Inc.                                        6.90        6/01/2067          782
                                                                                                             ---------
                                                                                                                 2,577
                                                                                                             ---------
              MULTI-LINE INSURANCE (0.5%)
      1,000   Glen Meadow Pass-Through Trust(c)                                     6.51        2/12/2067          745
      1,000   Nationwide Mutual Insurance Co.(c)                                    2.94(e)    12/15/2024          992
                                                                                                             ---------
                                                                                                                 1,737
                                                                                                             ---------
              PROPERTY & CASUALTY INSURANCE (1.6%)
      1,000   Allstate Corp.                                                        5.75        8/15/2053        1,052
      1,000   AmTrust Financial Services, Inc.                                      6.13        8/15/2023        1,039
      1,000   HSB Group, Inc.                                                       1.59(e)     7/15/2027          739
        750   Ironshore Holdings, Inc.(c)                                           8.50        5/15/2020          861
      1,300   Oil Insurance Ltd.(c)                                                 3.61(e)             -(f)     1,027
        500   Progressive Corp.                                                     6.70        6/15/2067          466
      1,000   Travelers Companies, Inc.                                             6.25        3/15/2067          990
                                                                                                             ---------
                                                                                                                 6,174
                                                                                                             ---------

================================================================================

20  | USAA FIRST START GROWTH FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON                       VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
              REGIONAL BANKS (0.8%)
     $  500   Compass Bank                                                          3.88%       4/10/2025    $     483
      1,000   Cullen/Frost Capital Trust II                                         2.22(e)     3/01/2034          864
      1,000   Manufacturers & Traders Trust Co.                                     5.63(e)    12/01/2021          983
      1,000   SunTrust Capital I                                                    1.30(e)     5/15/2027          810
                                                                                                             ---------
                                                                                                                 3,140
                                                                                                             ---------
              REINSURANCE (0.1%)
        500   Alterra USA Holdings Ltd.(c)                                          7.20        4/14/2017          514
                                                                                                             ---------
              Total Financials                                                                                  15,039
                                                                                                             ---------
              UTILITIES (0.6%)
              ---------------
              ELECTRIC UTILITIES (0.4%)
        983   NextEra Energy Capital Holdings, Inc.                                 6.65        6/15/2067          811
      1,000   PPL Capital Funding, Inc.                                             6.70        3/30/2067          850
                                                                                                             ---------
                                                                                                                 1,661
                                                                                                             ---------
              MULTI-UTILITIES (0.2%)
        975   WEC Energy Group, Inc.                                                6.25        5/15/2067          818
                                                                                                             ---------
              Total Utilities                                                                                    2,479
                                                                                                             ---------
              Total Corporate Obligations (cost: $21,776)                                                       21,079
                                                                                                             ---------
              EURODOLLAR AND YANKEE OBLIGATIONS (0.6%)

              FINANCIALS (0.1%)
              ----------------
              PROPERTY & CASUALTY INSURANCE (0.1%)
        250   QBE Capital Funding III Ltd.(c)                                       7.25        5/24/2041          280
                                                                                                             ---------
              MATERIALS (0.5%)
              ---------------
              COMMODITY CHEMICALS (0.3%)
      1,000   Braskem Finance Ltd.                                                  6.45        2/03/2024        1,047
                                                                                                             ---------
              GOLD (0.2%)
      1,000   Kinross Gold Corp.                                                    5.95        3/15/2024        1,026
                                                                                                             ---------
              Total Materials                                                                                    2,073
                                                                                                             ---------
              Total Eurodollar and Yankee Obligations (cost: $2,261)                                             2,353
                                                                                                             ---------
              COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)

              FINANCIALS (0.2%)
              ----------------
        843   Structured Asset Mortgage Investments, Inc. (cost: $789)              0.98(e)     7/19/2035          777
                                                                                                             ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                              COUPON                       VALUE
(000)         SECURITY                                                               RATE       MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------
              COMMERCIAL MORTGAGE SECURITIES (3.1%)

              FINANCIALS (3.1%)
              ----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (3.0%)
     $  108   Banc of America Commercial Mortgage, Inc.                             5.90%       5/10/2045    $     107
        500   Banc of America Commercial Mortgage, Inc.                             6.27        2/10/2051          500
      1,000   Bear Stearns Commercial Mortgage Securities, Inc.(c)                  5.66        9/11/2041          964
         38   Bear Stearns Commercial Mortgage Securities, Inc.                     4.99        9/11/2042           38
        500   Commercial Mortgage Trust                                             5.38       12/10/2046          486
        900   FREMF Mortgage Trust(c)                                               3.56        8/25/2045          933
      1,000   GE Capital Commercial Mortgage Corp.                                  5.45       11/10/2045          944
      1,000   GE Capital Commercial Mortgage Corp.                                  5.61       12/10/2049          970
        238   GMAC Commercial Mortgage Securities, Inc.                             4.97       12/10/2041          240
        250   GMAC Commercial Mortgage Securities, Inc.                             4.98       12/10/2041          256
        464   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                                    5.55       12/15/2044          464
      1,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                                    5.99        4/17/2045          752
      1,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                                    5.48        5/15/2045          999
       900    J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                                    5.37        5/15/2047          906
        115   Merrill Lynch Mortgage Trust                                          5.57        7/12/2038          115
        520   Merrill Lynch Mortgage Trust                                          5.55        5/12/2039          517
      1,000   Merrill Lynch Mortgage Trust                                          5.83        6/12/2050          983
      1,000   ML-CFC Commercial Mortgage Trust                                      5.42        8/12/2048        1,014
        500   ML-CFC Commercial Mortgage Trust                                      5.88        8/12/2049          493
                                                                                                             ---------
                                                                                                                11,681
                                                                                                             ---------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.1%)
      3,248   CSAIL Commercial Mortgage Trust                                       1.82        1/15/2049          405
                                                                                                             ---------
              Total Financials                                                                                  12,086
                                                                                                             ---------
              Total Commercial Mortgage Securities (cost: $12,118)                                              12,086
                                                                                                             ---------
              U.S. GOVERNMENT AGENCY ISSUES (5.4%)(g)

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)
      1,000   Freddie Mac(+)                                                        3.51        4/25/2030        1,127
                                                                                                             ---------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (5.1%)
      1,978   Freddie Mac(+)                                                        3.00        4/01/2046        2,059
      8,975   Freddie Mac(+)                                                        3.00        6/01/2046        9,343
      8,092   Freddie Mac(+)                                                        3.50        4/01/2046        8,546
                                                                                                             ---------
                                                                                                                19,948
                                                                                                             ---------
              Total U.S. Government Agency Issues (cost: $20,735)                                               21,075
                                                                                                             ---------

================================================================================

22  | USAA FIRST START GROWTH FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                       MARKET
AMOUNT                                                                                                           VALUE
(000)         SECURITY                                                                                           (000)
----------------------------------------------------------------------------------------------------------------------
              U.S. TREASURY SECURITIES (8.5%)

              BONDS (6.0%)
    $10,500   3.13%, 8/15/2044                                                                               $  12,630
      4,300   3.15%, 8/15/2044 (STRIPS Principal)(h)                                                             2,275
      2,000   3.00%, 11/15/2044                                                                                  2,350
      4,200   3.00%, 5/15/2045                                                                                   4,936
      2,300   3.16%, 5/15/2045 (STRIPS Principal)(h)                                                             1,190
                                                                                                             ---------
                                                                                                                23,381
                                                                                                             ---------
              NOTES (2.5%)
      1,970   1.63%, 8/15/2022                                                                                   2,021
        390   1.63%, 11/15/2022                                                                                    399
      1,000   2.75%, 11/15/2023                                                                                  1,102
        800   2.38%, 8/15/2024                                                                                     862
      1,000   2.25%, 11/15/2024                                                                                  1,068
      4,000   1.63%, 2/15/2026                                                                                   4,059
                                                                                                             ---------
                                                                                                                 9,511
                                                                                                             ---------
              Total U.S. Treasury Securities (cost: $28,362)                                                    32,892
                                                                                                             ---------
              Total Bonds (cost: $86,041)                                                                       90,262
                                                                                                             ---------

----------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
----------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (6.1%)

              MONEY MARKET FUNDS (6.1%)
 23,891,122   State Street Institutional Liquid Reserves Fund
                Premier Class, 0.46%(i) (cost: $23,891)                                                         23,891
                                                                                                             ---------

              TOTAL INVESTMENTS (COST: $360,802)                                                             $ 388,448
                                                                                                             =========


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

----------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                              VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------------------
ASSETS                                        LEVEL 1                LEVEL 2              LEVEL 3                TOTAL
----------------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                              $157,987                $     -                 $ 15             $158,002
  Preferred Stocks                                  -                  3,670                  125                3,795
  Exchange-Traded Funds                       112,192                      -                    -              112,192
  Precious Metals and
      Commodity-Related Securities                306                      -                    -                  306

Bonds:
  Corporate Obligations                             -                 21,079                    -               21,079
  Eurodollar and Yankee Obligations                 -                  2,353                    -                2,353
  Collateralized Mortgage Obligations               -                    777                    -                  777
  Commercial Mortgage Securities                    -                 12,086                    -               12,086
  U.S. Government Agency Issues                     -                 21,075                    -               21,075
  U.S. Treasury Securities                     29,427                  3,465                    -               32,892

Money Market Instruments:
  Money Market Funds                           23,891                      -                    -               23,891
----------------------------------------------------------------------------------------------------------------------
Total                                        $323,803                $64,505                 $140             $388,448
----------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

----------------------------------------------------------------------------------------------------------------------
                                         RECONCILIATION OF LEVEL 3 INVESTMENTS
----------------------------------------------------------------------------------------------------------------------
                                                                        COMMON          PREFERRED            CORPORATE
                                                                        STOCKS             STOCKS          OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2015                                              $   -               $125              $   630
Purchases                                                                  620                  -                    -
Sales                                                                        -                  -                    -
Transfers into Level 3                                                       -                  -                    -
Transfers out of Level 3                                                     -                  -                 (630)
Net realized gain (loss) on investments                                      -                  -               (1,514)
Change in net unrealized appreciation/(depreciation)
  of investments                                                          (605)                 -                1,514
----------------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                                              $  15               $125              $     -
----------------------------------------------------------------------------------------------------------------------

================================================================================

24  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                            FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------
For the period of August 1, 2015, through July 31, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                        TRANSFERS          TRANSFERS            TRANSFERS
                                     INTO (OUT OF)      INTO (OUT OF)        INTO (OUT OF)
ASSETS ($ IN 000s)                        LEVEL 1            LEVEL 2              LEVEL 3
------------------------------------------------------------------------------------------
Corporate Obligations(I)                       $-               $630                $(630)
------------------------------------------------------------------------------------------

(I)Transferred from Level 3 to Level 2 as a result of the availability of observable market data.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 30.1% of net assets at July 31, 2016.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed

================================================================================

26  | USAA FIRST START GROWTH FUND

================================================================================

    interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities, but such maturities can be difficult to predict because of the effect of prepayments.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT      Real estate investment trust

    STRIPS Separate trading of registered interest and principal of securities

o   SPECIFIC NOTES

    (a) Security deemed illiquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at July 31, 2016, was $140,000, which represented less than 0.1% of the Fund's net assets.

    (b) Security was fair valued at July 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $140,000, which represented less than 0.1% of the Fund's net assets.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) At July 31, 2016, the issuer was in default with respect to interest and/or principal payments.

    (e) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2016.

    (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

================================================================================

28  | USAA FIRST START GROWTH FUND

================================================================================

    (g) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (h) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (i) Rate represents the money market fund annualized seven-day yield at July 31, 2016.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2016

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $360,802)                               $388,448
  Receivables:
    Capital shares sold                                                                            278
    USAA Asset Management Company (Note 5D)                                                        139
    Dividends and interest                                                                       1,000
    Securities sold                                                                              2,053
                                                                                              --------
      Total assets                                                                             391,918
                                                                                              --------
LIABILITIES
  Payables:
    Securities purchased                                                                         1,710
    Capital shares redeemed                                                                        324
  Accrued management fees                                                                          244
  Accrued transfer agent's fees                                                                     43
  Other accrued expenses and payables                                                               98
                                                                                              --------
      Total liabilities                                                                          2,419
                                                                                              --------
         Net assets applicable to capital shares outstanding                                  $389,499
                                                                                              ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                             $356,955
  Accumulated undistributed net investment income                                                2,783
  Accumulated net realized gain on investments                                                   2,115
  Net unrealized appreciation of investments                                                    27,646
                                                                                              --------
         Net assets applicable to capital shares outstanding                                  $389,499
                                                                                              ========
  Capital shares outstanding, no par value                                                      30,780
                                                                                              ========
  Net asset value, redemption price, and offering price per share                             $  12.65
                                                                                              ========

See accompanying notes to financial statements.

================================================================================

30  | USAA FIRST START GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $29)                                            $  6,665
  Interest                                                                                       4,429
                                                                                              --------
    Total income                                                                                11,094
                                                                                              --------
EXPENSES
  Management fees                                                                                2,834
  Administration and servicing fees                                                                552
  Transfer agent's fees                                                                          2,601
  Custody and accounting fees                                                                      131
  Postage                                                                                          147
  Shareholder reporting fees                                                                        85
  Trustees' fees                                                                                    29
  Registration fees                                                                                 35
  Professional fees                                                                                 90
  Other                                                                                             13
                                                                                              --------
       Total expenses                                                                            6,517
  Expenses reimbursed                                                                           (1,456)
                                                                                              --------
       Net expenses                                                                              5,061
                                                                                              --------
NET INVESTMENT INCOME                                                                            6,033
                                                                                              --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain                                                                              3,402
  Change in net unrealized appreciation/(depreciation)                                          (8,341)
                                                                                              --------
       Net realized and unrealized loss                                                         (4,939)
                                                                                              --------
  Increase in net assets resulting from operations                                            $  1,094
                                                                                              ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

------------------------------------------------------------------------------------------------------
                                                                               2016               2015
------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                   $  6,033           $  5,255
   Net realized gain on investments                                           3,402             16,832
   Net realized loss on options                                                   -               (456)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                           (8,341)            (7,748)
       Options                                                                    -               (174)
                                                                           ---------------------------
       Increase in net assets resulting from operations                       1,094             13,709
                                                                           ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     (5,667)            (4,944)
   Net realized gains                                                       (12,398)           (19,776)
                                                                           ---------------------------
       Distributions to shareholders                                        (18,065)           (24,720)
                                                                           ---------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                 78,507             92,830
   Reinvested dividends                                                      17,963             24,530
   Cost of shares redeemed                                                  (68,384)           (68,939)
                                                                           ---------------------------
       Increase in net assets from capital share transactions                28,086             48,421
                                                                           ---------------------------
   Net increase in net assets                                                11,115             37,410

NET ASSETS
   Beginning of year                                                        378,384            340,974
                                                                           ---------------------------
   End of year                                                             $389,499           $378,384
                                                                           ===========================
Accumulated undistributed net investment income:
   End of year                                                             $  2,783           $  2,429
                                                                           ===========================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                                 6,396              6,900
  Shares issued for dividends reinvested                                      1,456              1,850
  Shares redeemed                                                            (5,551)            (5,129)
                                                                           ---------------------------
       Increase in shares outstanding                                         2,301              3,621
                                                                           ===========================

See accompanying notes to financial statements.

================================================================================

32  | USAA FIRST START GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA First Start Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term capital growth with reduced volatility over time.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available

================================================================================

34  | USAA FIRST START GROWTH FUND

================================================================================

       information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6. Repurchase agreements are valued at cost.

    7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

       transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. Options are valued by a pricing service at the National Best Bid/Offer
       (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or

================================================================================

36  | USAA FIRST START GROWTH FUND

================================================================================

    liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by a discounted prior tender offer and quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2016, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course

================================================================================

38  | USAA FIRST START GROWTH FUND

================================================================================

    of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended July 31, 2016, the Fund paid CAPCO facility fees of $2,000, which represents 0.5% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2016.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, distributions, non-REIT return of capital dividend and hybrid interest accrual adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $12,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2016, and 2015, was as follows:

                                                         2016                        2015
                                                     ---------------------------------------
Ordinary income*                                     $ 8,837,000                 $13,498,000
Long-term realized capital gain                        9,228,000                  11,222,000
                                                     -----------                 -----------
  Total distributions paid                           $18,065,000                 $24,720,000
                                                     ===========                 ===========

As of July 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                     2,869,000
Undistributed long-term capital gains                                              3,105,000
Unrealized appreciation of investments                                            26,656,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, and hybrid interest accrual adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the

================================================================================

40  | USAA FIRST START GROWTH FUND

================================================================================

succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2016, were $351,548,000 and $350,413,000, respectively.

As of July 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $361,785,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2016, for federal income tax purposes, were $35,140,000 and $8,477,000, respectively, resulting in net unrealized appreciation of $26,663,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated monthly by comparing the Fund's performance over the performance period to that of the Lipper Flexible Portfolio Funds Index. The Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds in the Lipper Flexible Portfolio Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 100 to 400                               +/- 4
    +/- 401 to 700                               +/- 5
    +/- 701 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period.

================================================================================

42  | USAA FIRST START GROWTH FUND

================================================================================

    For the year ended July 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $2,834,000, which included a 0.02% performance adjustment of $75,000.

B. SUBADVISORY ARRANGEMENT(S) - The Manager had previously entered into an Investment Subadvisory Agreement with Quantitative Management Associates LLC (QMA), under which QMA directed the investment and reinvestment of a portion of the Fund's assets invested in domestic stocks (as allocated from time to time by the Manager).

    The Manager (not the Fund) paid QMA a subadvisory fee in the annual amount of 0.20% on the first $250 million, and 0.15% on assets over $250 million of the portion of the Fund's average net assets that QMA managed. Effective January 29, 2016, the Manager terminated its Investment Subadvisory Agreement with QMA. For the year ended July 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to QMA, of $200,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Funds's average net assets. For the year ended July 31, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $552,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2016, the Fund reimbursed the Manager $10,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through December 1, 2016, to limit the total annual operating expenses of the Fund to 1.38% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2016, without approval of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2016, the Fund incurred reimbursable expenses of $1,456,000, of which $139,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended July 31, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,601,000. Additionally, the Fund recorded a reclassification of less than $500 for SAS adjusments to capital gains payable.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                    NET REALIZED
                                                       COST TO     GAIN (LOSS) TO
SELLER                             PURCHASER          PURCHASER        SELLER
---------------------------------------------------------------------------------
Target Managed Allocation      First Start Growth     $3,496,000      $(204,000)

================================================================================

44  | USAA FIRST START GROWTH FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED JULY 31,
                                       ----------------------------------------------------------------------
                                           2016            2015           2014            2013           2012
                                       ----------------------------------------------------------------------
Net asset value at beginning
  of period                            $  13.29        $  13.72       $  12.56        $  10.87       $  11.15
                                       ----------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                     .20             .18            .20             .23            .24
  Net realized and unrealized
    gain (loss)                            (.22)            .35           1.31            1.69           (.28)
                                       ----------------------------------------------------------------------
Total from investment
  operations                               (.02)            .53           1.51            1.92           (.04)
                                       ----------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.19)           (.18)          (.23)           (.23)          (.24)
  Realized capital gains                   (.43)           (.78)          (.12)              -              -
                                       ----------------------------------------------------------------------
Total distributions                        (.62)           (.96)          (.35)           (.23)          (.24)
                                       ----------------------------------------------------------------------
Net asset value at end
  of period                            $  12.65        $  13.29       $  13.72        $  12.56       $  10.87
                                       ======================================================================

Total Return(%)*                            .04            3.95          12.16           17.90           (.20)
Net assets at end
  of period (000)                      $389,499        $378,384       $340,974        $278,214       $222,427
Ratios to average net assets:**
  Expenses(%)(a)                           1.38            1.38           1.38            1.38           1.38
  Expenses, excluding
    Reimbursements(%)(a)                   1.77            1.75           1.74            1.79           1.90
  Net investment income(%)                 1.64            1.45           1.53            2.01           2.26
Portfolio turnover(%)                       101(b)           62             64              70             85(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $367,727,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                              -               -              -            (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.
(c) Reflects decreased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

EXPENSE EXAMPLE

July 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2016, through July 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

46  | USAA FIRST START GROWTH FUND

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                            BEGINNING               ENDING              DURING PERIOD*
                                          ACCOUNT VALUE          ACCOUNT VALUE         FEBRUARY 1, 2016 -
                                         FEBRUARY 1, 2016        JULY 31, 2016           JULY 31, 2016
                                         ----------------------------------------------------------------
Actual                                      $1,000.00               $1,084.90                  $7.10

Hypothetical
  (5% return before expenses)                1,000.00                1,018.05                   6.87

*Expenses are equal to the Fund's annualized expense ratio of 1.37%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 8.49% for the six-month period of February 1, 2016, through July 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered,

================================================================================

48  | USAA FIRST START GROWTH FUND

================================================================================

particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment as well as any fee waivers or reimbursements - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were above the median of its expense group and its expense universe. The Board took into account the various services

================================================================================

50  | USAA FIRST START GROWTH FUND

================================================================================

provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account management's discussion of the factors contributing to the level of Fund expenses and the Manager's current undertaking to maintain expense limitations with respect to the Fund, noting that the Manager reimbursed Fund expenses during the previous year. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, five-, and ten-year periods ended December 31, 2015. The Board took into account management's discussion of the Fund performance, and noted the termination of the Fund's subadviser in January 2016.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has also undertaken an expense limitation arrangement with the Fund. The Trustees reviewed the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fee waivers and expense reimbursement arrangement by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

52  | USAA FIRST START GROWTH FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

54  | USAA FIRST START GROWTH FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA FIRST START GROWTH FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit and Compliance Committee.
  (4) Member of Product Management and Distribution Committee.
  (5) Member of Corporate Governance Committee.
  (6) Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA
      Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
  (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
  (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

58  | USAA FIRST START GROWTH FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby serves as the Funds' anti-money laundering compliance officer.

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

60  | USAA FIRST START GROWTH FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   31711-0916                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                                    [GRAPHIC OF USAA VALUE FUND]

 ==============================================================

        ANNUAL REPORT
        USAA VALUE FUND
        FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
        JULY 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... PLAN FOR A STRONGER FUTURE BY STAYING
FOCUSED ON THEIR LONG-TERM OBJECTIVES, USING        [PHOTO OF BROOKS ENGLEHARDT]
AN INVESTMENT PLAN THAT IS BASED ON THEIR
PERSONAL TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

SEPTEMBER 2016

Investors may be feeling a bit of whiplash as they look back over the reporting period ended July 31, 2016. Stocks and corporate bonds took a dive during the first half of the reporting period and then moved up sharply in the second half. Essentially, it was a tale of two markets.

In the first half of the reporting period, stocks and corporate bonds retreated on concerns about the global economy with worries about China's growth, a major catalyst. A key issue was the price of oil, which typically is a barometer of global economic growth expectations. Oil prices remained low amid persistent oversupply and weaker-than-expected demand. In mid-February 2016, stocks and corporate bonds reversed direction as investors appeared to overcome most of their previous fears about China and the broader global economy. The markets generally continued to advance during the second half of the reporting period as global central banks maintained lower-for-longer monetary policies and, in some cases, increased their ongoing stimulative measures. Although oil prices remained volatile, the prices of many other commodities rose. For the reporting period as a whole, U.S. stocks and corporate bonds posted modest gains while global stocks generally declined.

In the U.S. Treasury market, it was a slightly different story. During the first four months of the reporting period, longer-term yields edged up as positive economic trends and a pickup in inflation suggested that the Federal Reserve (the Fed) might raise short-term interest rates. As yields rose, prices--which move in the opposite direction--fell. In December 2015, the Fed ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%--the first increase in nearly a decade. At the same time, Fed policymakers signaled that four interest rate increases may be on tap for 2016. The Fed has more influence over short-term interest rates than it has over longer-term interest rates. So despite the Fed's forecast, longer-term yields plunged in early 2016 as an increase in market volatility drove a safe-haven flight into U.S. Treasuries. Longer-term yields fell further in late March
2016 after the Fed lowered its previous forecast to two interest rate increases in 2016. In June 2016,

================================================================================

================================================================================

a weak U.S. jobs report and market volatility unleashed by the "Brexit" referendum (the United Kingdom's vote to leave the European Union) sent yields lower still. By the end of the reporting period, though some Fed policymakers noted that one interest rate increase was still possible, the markets were anticipating that no interest rate increases would occur in 2016. As a result of the sharp drop in yields, longer-term U.S. Treasuries were among the strongest-performing assets of the reporting period.

At USAA Investments, we have been saying for some time that Fed policymakers are likely to take a "lower-for-longer" approach to interest rate increases in order to avoid negatively affecting a U.S. economy that has struggled to build strong growth momentum. This view is supported, we believe, by the weak 1.2% gross domestic product growth recorded in the second quarter of 2016. Clearly, the United States economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to return to a normal rate of economic growth. We believe growth of the U.S. economy will continue to be low and slow throughout 2016 as it did in 2015.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation for the risks assumed. But it is important to remember that market conditions are always in fluctuation and time horizon matters. We believe that it is important for investors to plan for a stronger future by staying focused on their long-term objectives, using an investment plan that is based on their personal time horizon and risk tolerance. An investment plan can also keep investors from making hasty portfolio decisions based on market turmoil, and give them flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help you tailor your investment allocations to your long-term goals, time horizon, and tolerance for risk.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            7

FINANCIAL INFORMATION

    Distributions to Shareholders                                             14

    Report of Independent Registered
      Public Accounting Firm                                                  15

    Portfolio of Investments                                                  16

    Notes to Portfolio of Investments                                         23

    Financial Statements                                                      24

    Notes to Financial Statements                                             27

EXPENSE EXAMPLE                                                               44

ADVISORY AGREEMENT(S)                                                         46

TRUSTEES' AND OFFICERS' INFORMATION                                           54

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

209380-0916

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA VALUE FUND (THE FUND) SEEKS LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets primarily in equity securities of companies that are considered to be undervalued. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Barrow, Hanley, Mewhinney & Strauss, LLC

    MARK GIAMBRONE                                     JOHN P. HARLOE, CFA
    JEFF G. FAHRENBRUCH, CFA                           LEWIS ROPP
    DAVID W. GANUCHEAU, CFA                            CORY L. MARTIN
    JAMES S. McCLURE, CFA                              TIMOTHY J. CULLER, CFA*

--------------------------------------------------------------------------------

o   PLEASE REVIEW MARKET CONDITIONS OVER THE REPORTING PERIOD.

    With the financial crisis nearly eight years in the rear view mirror, global growth has continued to disappoint by the standards of past recoveries. The moderate upward path of U.S. growth has been the leading bright spot among developed economies.

    As the reporting period began, investors monitored U.S. growth for indications of when the Federal Reserve (the Fed) would raise interest rates. Global deflation fears were reduced to a degree by ongoing efforts by the European Central Bank and Bank of Japan to support their respective economic regions. A number of emerging market economies remained under duress due to the continued weakness in oil prices.

    However, China would soon dominate headlines. The government's mid-August 2015 devaluation of its currency (the renminbi) in the face of the Chinese economy's slowing growth raised fears of a global currency war and caused the prices of equities and other risk assets to drop. Uncertainty over China's future economic growth intensified through the end of September 2015, further weakening commodities markets and suppressing any recovery in stock prices.

    U.S. equities rebounded in October 2015 as worries over China eased momentarily. U.S. employment numbers exceeded expectations, and

    *Effective March 31, 2016, Timothy J. Cuellar retired as a Portfolio Manager from BHMS.

================================================================================

2  | USAA VALUE FUND

================================================================================

    markets increasingly focused on the Fed's December 2015 meeting as a likely opportunity for the first increase in the benchmark federal funds target interest rate. Markets experienced heightened volatility in November and December 2015 as oil prices slid further, but stocks managed to hold on to the bulk of their October 2015 gains.

    In December 2015, the Fed did raise the federal funds interest rate by 0.25% which was received as a positive sign with respect to the path of the U.S. economy, and investors anticipated an incremental but fairly steady pace with respect to future increases. However, the period of relatively optimistic sentiment proved short-lived. A resumption of the slide in oil prices at the beginning of 2016 raised alarms that the global demand outlook had further deteriorated, leading to substantial losses for equities in January 2016.

    Beginning in mid-February 2016, risk sentiment began to recover, supported by signs of stabilization in China's growth and a rebound in prices for oil and other commodities. Signals from the Fed that the timetable for future interest rate increases would be pushed back also likely helped bolster market confidence in risk assets. Equities staged a rally for most of the remainder of the reporting period, although the surprise result of the United Kingdom's (U.K.) vote to leave the European Union led to a dip in prices in late June 2016. U.S. stocks finished comfortably in positive territory at the end of the reporting period.

o   HOW DID THE USAA VALUE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended July 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of -0.14%, -0.04%, and -0.52%, respectively. This compares to returns of 5.39% for the Russell 3000(R) Value Index (the Index) and 1.31% for the Lipper Multi-Cap Value Funds Index.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                        MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS) is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o WHAT WERE THE PRINCIPAL FACTORS IN THE FUND'S PERFORMANCE RELATIVE TO THE INDEX DURING THE REPORTING PERIOD?

    In broad terms, the Fund has been positioned for some time to benefit from gradual economic improvement and an accompanying rise in interest rates. The selection within financials, where the Fund had a focus on lenders and an underweight to Real Estate Investment Trust (REITs) based on valuation concerns, was the leading detractor from the Fund's performance relative to the benchmark. An overweight to and selection within consumer discretionary and energy detracted as well. An underweight allocation to utilities hampered results, as returns there far outstripped the overall market's for the reporting period. On the positive side, selection within information technology and consumer staples added to relative returns.

    In terms of individual positions, the Fund's holdings of cruise lines within the consumer discretionary sector were noteworthy laggards, as their outlook suffered from the poor economic conditions in Europe. Norwegian Cruise Line Holdings Ltd., was the single largest detractor from the Fund's performance during the reporting period. However, BHMS continues to view cruise lines favorably based on attractive valuations, limited marketplace competition, and opportunities for growth going forward. Within financials, holdings of Capital One Financial Corp. (Capital One) and American Express Co. (American Express) were top detractors. Capital One shares suffered on concerns over its subprime loan exposure against a backdrop of heightened economic uncertainty. American Express has experienced flat earnings driven largely by increased brand spending in the face of heightened competition within the consumer finance space.

================================================================================

4  | USAA VALUE FUND

================================================================================

    In addition, it is expected to experience a meaningful drop in transaction-based income following the termination of its partnership with bulk retailer CostCo. BHMS has maintained its positions in both Capital One and American Express based on their attractive valuations and strong competitive positions.

    On the positive side, the process by which BHMS seeks to identify valuation opportunities continues to work effectively as demonstrated by a pair of companies that were acquired over the reporting period, leading to meaningful gains for the Fund. Within industrials, security systems company Tyco International plc was acquired by automotive components and building systems giant Johnson Controls, Inc. Within financials, New York-based regional bank First Niagara Financial Group, Inc. was merged into Ohio-based KeyCorp. Strong selection within information technology was led by positons in semiconductor firm Texas Instruments, Inc. (Texas Instruments) and PC maker Microsoft Corp., which have both benefited from robust business spending on technology. More specifically, Texas Instruments has seen growing demand for its products from automakers given the expanding deployment of electronics in cars, while Microsoft has made significant progress in penetrating the market for cloud-based computing at the enterprise level.

    The Fund's recent performance has suffered from the current global conditions, which have led to the outlook for interest rates to stay "lower for longer." In the wake of the added uncertainty around Brexit, BHMS does not believe interest rates will rise substantially over the remainder of 2016. While this scenario is not necessarily supportive of the Fund's focus on valuation, BHMS remains steadfast in its commitment to not overpay for utilities, REITs, and other dividend-oriented stocks. BHMS continues to minimize exposure to the "bond-substitute" areas of the equity market, where they believe valuations are excessive. BHMS will continue to focus on broad measures of valuation, including low payout ratios and solid earnings prospects that together suggest the potential for long-term growth in dividends.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    It may take some time for the market to reward this stance, in particular with respect to financials given the outlook for a more extended Fed timetable for normalization. However, BHMS remains determined to avoid areas of the market that contain very weak relative value under their analysis.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o Investing in REITs has some of the same risks associated with the direct ownership of real estate.

================================================================================

6  | USAA VALUE FUND

================================================================================

INVESTMENT OVERVIEW

USAA VALUE FUND SHARES (FUND SHARES)
(Ticker Symbol: UVALX)

--------------------------------------------------------------------------------
                                              7/31/16              7/31/15
--------------------------------------------------------------------------------
Net Assets                                 $807.1 Million       $960.9 Million
Net Asset Value Per Share                     $19.41                $20.50

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
    1 YEAR                        5 YEARS                        10 YEARS
    -0.14%                        10.79%                          6.45%

--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 7/31/15*
--------------------------------------------------------------------------------
                                   1.09%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                            LIPPER MULTI-CAP
                                 USAA VALUE                       RUSSELL 3000                 VALUE FUNDS
                                FUND SHARES                        VALUE INDEX                    INDEX
 7/31/2006                       $10,000.00                        $10,000.00                  $10,000.00
 8/31/2006                        10,167.00                         10,179.24                   10,192.54
 9/30/2006                        10,392.00                         10,372.74                   10,421.92
10/31/2006                        10,697.00                         10,729.33                   10,789.27
11/30/2006                        10,936.00                         10,979.85                   11,013.95
12/31/2006                        11,138.00                         11,212.45                   11,192.00
 1/31/2007                        11,325.00                         11,358.07                   11,382.04
 2/28/2007                        11,243.00                         11,184.42                   11,187.42
 3/31/2007                        11,452.00                         11,353.88                   11,282.63
 4/30/2007                        11,834.00                         11,746.05                   11,746.10
 5/31/2007                        12,313.00                         12,170.37                   12,195.11
 6/30/2007                        12,103.00                         11,886.18                   11,979.13
 7/31/2007                        11,527.00                         11,297.25                   11,423.54
 8/31/2007                        11,587.00                         11,431.96                   11,446.39
 9/30/2007                        11,841.00                         11,796.90                   11,748.76
10/31/2007                        11,924.00                         11,808.28                   11,797.20
11/30/2007                        11,490.00                         11,206.56                   11,199.21
12/31/2007                        11,282.00                         11,099.15                   11,075.72
 1/31/2008                        10,869.00                         10,653.74                   10,538.91
 2/29/2008                        10,417.00                         10,209.17                   10,165.62
 3/31/2008                        10,028.00                         10,150.33                    9,962.86
 4/30/2008                        10,526.00                         10,631.36                   10,471.96
 5/31/2008                        10,775.00                         10,644.00                   10,659.66
 6/30/2008                         9,755.00                          9,625.62                    9,675.56
 7/31/2008                         9,700.00                          9,631.35                    9,568.87
 8/31/2008                         9,848.00                          9,818.76                    9,676.62
 9/30/2008                         9,069.00                          9,119.02                    8,780.65
10/31/2008                         7,441.00                          7,519.41                    7,171.15
11/30/2008                         6,888.00                          6,953.13                    6,694.60
12/31/2008                         7,212.00                          7,075.53                    6,905.83
 1/31/2009                         6,662.00                          6,245.91                    6,312.83
 2/28/2009                         5,833.00                          5,408.76                    5,618.58
 3/31/2009                         6,343.00                          5,872.65                    6,107.58
 4/30/2009                         7,068.00                          6,526.32                    6,771.73
 5/31/2009                         7,395.00                          6,907.92                    7,176.25
 6/30/2009                         7,467.00                          6,859.73                    7,127.43
 7/31/2009                         8,231.00                          7,439.00                    7,711.84
 8/31/2009                         8,590.00                          7,825.19                    8,044.65
 9/30/2009                         8,821.00                          8,134.65                    8,368.21
10/31/2009                         8,622.00                          7,862.18                    8,158.68
11/30/2009                         9,164.00                          8,290.24                    8,521.36
12/31/2009                         9,429.00                          8,473.76                    8,741.87
 1/31/2010                         9,236.00                          8,234.63                    8,501.89
 2/28/2010                         9,574.00                          8,504.45                    8,777.69
 3/31/2010                        10,147.00                          9,070.77                    9,282.32
 4/30/2010                        10,365.00                          9,339.14                    9,504.52
 5/31/2010                         9,526.00                          8,569.63                    8,712.62
 6/30/2010                         8,873.00                          8,064.81                    8,173.50
 7/31/2010                         9,534.00                          8,613.13                    8,733.79
 8/31/2010                         8,953.00                          8,222.61                    8,313.15
 9/30/2010                         9,857.00                          8,879.24                    9,034.19
10/31/2010                        10,107.00                          9,151.77                    9,340.54
11/30/2010                        10,163.00                          9,125.64                    9,299.29
12/31/2010                        10,948.00                          9,848.80                   10,012.98
 1/31/2011                        11,290.00                         10,053.76                   10,236.26
 2/28/2011                        11,648.00                         10,435.87                   10,604.69
 3/31/2011                        11,738.00                         10,485.79                   10,709.38
 4/30/2011                        12,072.00                         10,755.93                   10,994.38
 5/31/2011                        11,950.00                         10,635.75                   10,836.83
 6/30/2011                        11,754.00                         10,414.02                   10,607.24
 7/31/2011                        11,192.00                         10,068.70                   10,233.47
 8/31/2011                        10,426.00                          9,418.97                    9,436.85
 9/30/2011                         9,547.00                          8,681.90                    8,538.08
10/31/2011                        10,736.00                          9,695.70                    9,605.47
11/30/2011                        10,752.00                          9,647.88                    9,542.51
12/31/2011                        10,902.00                          9,838.86                    9,600.80
 1/31/2012                        11,372.00                         10,233.19                   10,147.21
 2/29/2012                        11,875.00                         10,620.58                   10,622.48
 3/31/2012                        12,246.00                         10,936.56                   10,866.99
 4/30/2012                        12,023.00                         10,821.34                   10,732.80
 5/31/2012                        11,215.00                         10,184.68                    9,961.01
 6/30/2012                        11,644.00                         10,689.03                   10,356.99
 7/31/2012                        11,726.00                         10,782.99                   10,399.59
 8/31/2012                        12,007.00                         11,024.49                   10,712.82
 9/30/2012                        12,295.00                         11,377.68                   11,005.16
10/31/2012                        12,237.00                         11,315.23                   10,964.82
11/30/2012                        12,287.00                         11,313.47                   11,009.75
12/31/2012                        12,483.00                         11,565.37                   11,255.40
 1/31/2013                        13,152.00                         12,312.30                   11,978.27
 2/28/2013                        13,320.00                         12,486.27                   12,129.70
 3/31/2013                        13,889.00                         12,982.86                   12,642.38
 4/30/2013                        14,132.00                         13,163.01                   12,801.48
 5/31/2013                        14,659.00                         13,505.00                   13,226.99
 6/30/2013                        14,559.00                         13,390.86                   13,057.46
 7/31/2013                        15,379.00                         14,124.64                   13,784.76
 8/31/2013                        14,910.00                         13,581.82                   13,365.42
 9/30/2013                        15,471.00                         13,956.90                   13,819.85
10/31/2013                        16,041.00                         14,555.41                   14,419.41
11/30/2013                        16,618.00                         14,974.38                   14,823.01
12/31/2013                        16,957.00                         15,345.78                   15,170.52
 1/31/2014                        16,305.00                         14,796.89                   14,647.15
 2/28/2014                        17,044.00                         15,439.74                   15,285.41
 3/31/2014                        17,332.00                         15,794.13                   15,544.11
 4/30/2014                        17,201.00                         15,899.72                   15,583.33
 5/31/2014                        17,462.00                         16,122.34                   15,870.35
 6/30/2014                        17,880.00                         16,566.13                   16,284.99
 7/31/2014                        17,410.00                         16,225.65                   15,908.00
 8/31/2014                        18,019.00                         16,830.49                   16,494.76
 9/30/2014                        17,541.00                         16,421.85                   15,987.16
10/31/2014                        17,985.00                         16,849.10                   16,269.83
11/30/2014                        18,333.00                         17,160.94                   16,597.74
12/31/2014                        18,382.00                         17,294.05                   16,670.73
 1/31/2015                        17,698.00                         16,600.46                   16,123.91
 2/28/2015                        18,811.00                         17,401.22                   17,016.58
 3/31/2015                        18,629.00                         17,205.42                   16,879.08
 4/30/2015                        18,775.00                         17,324.17                   17,003.40
 5/31/2015                        19,067.00                         17,527.34                   17,209.17
 6/30/2015                        18,793.00                         17,205.94                   16,876.75
 7/31/2015                        18,711.00                         17,236.00                   16,895.34
 8/31/2015                        17,734.00                         16,223.81                   15,954.32
 9/30/2015                        17,077.00                         15,728.23                   15,339.28
10/31/2015                        18,282.00                         16,890.37                   16,439.98
11/30/2015                        18,328.00                         16,987.80                   16,463.25
12/31/2015                        17,741.00                         16,579.75                   15,915.51
 1/31/2016                        16,663.00                         15,702.99                   14,879.48
 2/29/2016                        16,596.00                         15,707.53                   14,954.54
 3/31/2016                        17,626.00                         16,852.21                   16,087.51
 4/30/2016                        18,049.00                         17,206.40                   16,468.77
 5/31/2016                        18,232.00                         17,477.44                   16,638.92
 6/30/2016                        18,021.00                         17,621.87                   16,529.64
 7/31/2016                        18,685.00                         18,165.60                   17,117.36

                                   [END CHART]

                       Data from 7/31/06 to 7/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Value Fund Shares to the following benchmarks:

o The unmanaged Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the unmanaged Russell 1000(R) Value or the unmanaged Russell 2000(R) Value indexes.

o The unmanaged Lipper Multi-Cap Value Funds Index tracks the total return performance of the 30 largest funds within the Lipper Multi-Cap Value Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Value Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA VALUE FUND

================================================================================

USAA VALUE FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIVAX)

--------------------------------------------------------------------------------
                                              7/31/16              7/31/15
--------------------------------------------------------------------------------
Net Assets                                $522.7 Million       $300.0 Million
Net Asset Value Per Share                    $19.40               $20.49

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                  SINCE INCEPTION 8/01/08
    -0.04%                   10.93%                           8.74%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/15*
--------------------------------------------------------------------------------
                                     0.98%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                               USAA VALUE                                                LIPPER MULTI-CAP
                           FUND INSTITUTIONAL              RUSSELL 3000                     VALUE FUNDS
                                SHARES                     VALUE INDEX                         INDEX
 7/31/2008                    $10,000.00                   $10,000.00                       $10,000.00
 8/31/2008                     10,177.00                    10,194.58                        10,112.61
 9/30/2008                      9,372.00                     9,468.06                         9,176.26
10/31/2008                      7,689.00                     7,807.23                         7,494.25
11/30/2008                      7,118.00                     7,219.27                         6,996.23
12/31/2008                      7,455.00                     7,346.36                         7,216.98
 1/31/2009                      6,886.00                     6,484.98                         6,597.26
 2/28/2009                      6,036.00                     5,615.79                         5,871.72
 3/31/2009                      6,556.00                     6,097.43                         6,382.76
 4/30/2009                      7,306.00                     6,776.13                         7,076.84
 5/31/2009                      7,644.00                     7,172.33                         7,499.57
 6/30/2009                      7,727.00                     7,122.30                         7,448.56
 7/31/2009                      8,518.00                     7,723.74                         8,059.30
 8/31/2009                      8,898.00                     8,124.71                         8,407.11
 9/30/2009                      9,137.00                     8,446.01                         8,745.24
10/31/2009                      8,931.00                     8,163.12                         8,526.27
11/30/2009                      9,500.00                     8,607.55                         8,905.29
12/31/2009                      9,771.00                     8,798.10                         9,135.74
 1/31/2010                      9,570.00                     8,549.82                         8,884.95
 2/28/2010                      9,922.00                     8,829.97                         9,173.17
 3/31/2010                     10,516.00                     9,417.97                         9,700.54
 4/30/2010                     10,750.00                     9,696.61                         9,932.75
 5/31/2010                      9,871.00                     8,897.64                         9,105.17
 6/30/2010                      9,202.00                     8,373.50                         8,541.76
 7/31/2010                      9,888.00                     8,942.81                         9,127.30
 8/31/2010                      9,286.00                     8,537.34                         8,687.70
 9/30/2010                     10,231.00                     9,219.10                         9,441.23
10/31/2010                     10,490.00                     9,502.06                         9,761.38
11/30/2010                     10,557.00                     9,474.94                         9,718.28
12/31/2010                     11,372.00                    10,225.77                        10,464.12
 1/31/2011                     11,727.00                    10,438.58                        10,697.46
 2/28/2011                     12,108.00                    10,835.32                        11,082.49
 3/31/2011                     12,202.00                    10,887.14                        11,191.90
 4/30/2011                     12,549.00                    11,167.62                        11,489.74
 5/31/2011                     12,422.00                    11,042.85                        11,325.09
 6/30/2011                     12,218.00                    10,812.63                        11,085.16
 7/31/2011                     11,643.00                    10,454.09                        10,694.55
 8/31/2011                     10,847.00                     9,779.49                         9,862.03
 9/30/2011                      9,932.00                     9,014.21                         8,922.77
10/31/2011                     11,169.00                    10,066.81                        10,038.24
11/30/2011                     11,185.00                    10,017.17                         9,972.45
12/31/2011                     11,351.00                    10,215.45                        10,033.37
 1/31/2012                     11,840.00                    10,624.87                        10,604.40
 2/29/2012                     12,365.00                    11,027.09                        11,101.08
 3/31/2012                     12,751.00                    11,355.17                        11,356.60
 4/30/2012                     12,519.00                    11,235.54                        11,216.37
 5/31/2012                     11,686.00                    10,574.51                        10,409.81
 6/30/2012                     12,124.00                    11,098.16                        10,823.63
 7/31/2012                     12,219.00                    11,195.72                        10,868.15
 8/31/2012                     12,511.00                    11,446.46                        11,195.49
 9/30/2012                     12,811.00                    11,813.17                        11,501.00
10/31/2012                     12,751.00                    11,748.33                        11,458.85
11/30/2012                     12,803.00                    11,746.51                        11,505.80
12/31/2012                     13,012.00                    12,008.05                        11,762.52
 1/31/2013                     13,711.00                    12,783.57                        12,517.96
 2/28/2013                     13,886.00                    12,964.19                        12,676.21
 3/31/2013                     14,480.00                    13,479.79                        13,211.98
 4/30/2013                     14,734.00                    13,666.84                        13,378.26
 5/31/2013                     15,293.00                    14,021.92                        13,822.94
 6/30/2013                     15,179.00                    13,903.41                        13,645.77
 7/31/2013                     16,045.00                    14,665.28                        14,405.84
 8/31/2013                     15,546.00                    14,101.68                        13,967.61
 9/30/2013                     16,141.00                    14,491.12                        14,442.51
10/31/2013                     16,735.00                    15,112.54                        15,069.08
11/30/2013                     17,338.00                    15,547.54                        15,490.86
12/31/2013                     17,703.00                    15,933.15                        15,854.04
 1/31/2014                     17,012.00                    15,363.26                        15,307.09
 2/28/2014                     17,784.00                    16,030.71                        15,974.10
 3/31/2014                     18,093.00                    16,398.67                        16,244.46
 4/30/2014                     17,957.00                    16,508.30                        16,285.44
 5/31/2014                     18,230.00                    16,739.44                        16,585.40
 6/30/2014                     18,666.00                    17,200.22                        17,018.72
 7/31/2014                     18,184.00                    16,846.71                        16,624.74
 8/31/2014                     18,812.00                    17,474.69                        17,237.94
 9/30/2014                     18,321.00                    17,050.41                        16,707.47
10/31/2014                     18,784.00                    17,494.02                        17,002.88
11/30/2014                     19,148.00                    17,817.80                        17,345.56
12/31/2014                     19,199.00                    17,956.00                        17,421.84
 1/31/2015                     18,492.00                    17,235.86                        16,850.38
 2/28/2015                     19,657.00                    18,067.27                        17,783.28
 3/31/2015                     19,466.00                    17,863.98                        17,639.58
 4/30/2015                     19,619.00                    17,987.27                        17,769.50
 5/31/2015                     19,934.00                    18,198.22                        17,984.54
 6/30/2015                     19,638.00                    17,864.51                        17,637.14
 7/31/2015                     19,561.00                    17,895.73                        17,656.57
 8/31/2015                     18,540.00                    16,844.79                        16,673.15
 9/30/2015                     17,853.00                    16,330.25                        16,030.39
10/31/2015                     19,122.00                    17,536.86                        17,180.69
11/30/2015                     19,161.00                    17,638.03                        17,205.01
12/31/2015                     18,556.00                    17,214.36                        16,632.59
 1/31/2016                     17,427.00                    16,304.04                        15,549.88
 2/29/2016                     17,356.00                    16,308.75                        15,628.33
 3/31/2016                     18,445.00                    17,497.25                        16,812.34
 4/30/2016                     18,888.00                    17,865.00                        17,210.77
 5/31/2016                     19,080.00                    18,146.41                        17,388.60
 6/30/2016                     18,858.00                    18,296.36                        17,274.39
 7/31/2016                     19,553.00                    18,860.90                        17,888.59

                                   [END CHART]

                         Data from 7/31/08 to 7/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Value Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Value Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

10  | USAA VALUE FUND

================================================================================

USAA VALUE FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAVAX)

--------------------------------------------------------------------------------
                                              7/31/16              7/31/15
--------------------------------------------------------------------------------
Net Assets                                 $8.8 Million         $9.3 Million
Net Asset Value Per Share                     $19.32               $20.43

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
    1 YEAR                    5 YEARS                SINCE INCEPTION 8/01/10
    -0.52%                     10.41%                      11.05%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/15*
--------------------------------------------------------------------------------
                                     1.34%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                            LIPPER MULTI-CAP
                                RUSSELL 3000                  VALUE FUNDS                 USAA VALUE FUND
                                 VALUE INDEX                     INDEX                    ADVISER SHARES
 7/31/2010                       $10,000.00                    $10,000.00                   $10,000.00
 8/31/2010                         9,546.60                      9,518.37                     9,188.00
 9/30/2010                        10,308.96                     10,343.94                    10,116.00
10/31/2010                        10,625.37                     10,694.71                    10,365.00
11/30/2010                        10,595.04                     10,647.48                    10,423.00
12/31/2010                        11,434.64                     11,464.64                    11,223.00
 1/31/2011                        11,672.60                     11,720.29                    11,566.00
 2/28/2011                        12,116.24                     12,142.13                    11,934.00
 3/31/2011                        12,174.19                     12,262.00                    12,017.00
 4/30/2011                        12,487.83                     12,588.32                    12,352.00
 5/31/2011                        12,348.30                     12,407.93                    12,218.00
 6/30/2011                        12,090.87                     12,145.06                    12,017.00
 7/31/2011                        11,689.95                     11,717.10                    11,432.00
 8/31/2011                        10,935.60                     10,804.98                    10,655.00
 9/30/2011                        10,079.84                      9,775.91                     9,744.00
10/31/2011                        11,256.88                     10,998.04                    10,956.00
11/30/2011                        11,201.37                     10,925.96                    10,964.00
12/31/2011                        11,423.10                     10,992.71                    11,111.00
 1/31/2012                        11,880.92                     11,618.33                    11,591.00
 2/29/2012                        12,330.68                     12,162.50                    12,096.00
 3/31/2012                        12,697.55                     12,442.46                    12,466.00
 4/30/2012                        12,563.77                     12,288.82                    12,239.00
 5/31/2012                        11,824.59                     11,405.14                    11,414.00
 6/30/2012                        12,410.16                     11,858.52                    11,843.00
 7/31/2012                        12,519.24                     11,907.30                    11,919.00
 8/31/2012                        12,799.63                     12,265.94                    12,197.00
 9/30/2012                        13,209.69                     12,600.66                    12,483.00
10/31/2012                        13,137.19                     12,554.48                    12,424.00
11/30/2012                        13,135.15                     12,605.92                    12,466.00
12/31/2012                        13,427.61                     12,887.18                    12,667.00
 1/31/2013                        14,294.80                     13,714.86                    13,339.00
 2/28/2013                        14,496.78                     13,888.23                    13,510.00
 3/31/2013                        15,073.33                     14,475.24                    14,080.00
 4/30/2013                        15,282.50                     14,657.41                    14,318.00
 5/31/2013                        15,679.55                     15,144.61                    14,846.00
 6/30/2013                        15,547.04                     14,950.50                    14,735.00
 7/31/2013                        16,398.96                     15,783.25                    15,570.00
 8/31/2013                        15,768.74                     15,303.11                    15,084.00
 9/30/2013                        16,204.22                     15,823.42                    15,655.00
10/31/2013                        16,899.10                     16,509.90                    16,217.00
11/30/2013                        17,385.53                     16,972.01                    16,795.00
12/31/2013                        17,816.73                     17,369.91                    17,143.00
 1/31/2014                        17,179.46                     16,770.66                    16,473.00
 2/28/2014                        17,925.82                     17,501.45                    17,213.00
 3/31/2014                        18,337.27                     17,797.66                    17,513.00
 4/30/2014                        18,459.87                     17,842.56                    17,372.00
 5/31/2014                        18,718.34                     18,171.19                    17,637.00
 6/30/2014                        19,233.58                     18,645.95                    18,060.00
 7/31/2014                        18,838.28                     18,214.31                    17,584.00
 8/31/2014                        19,540.51                     18,886.13                    18,192.00
 9/30/2014                        19,066.06                     18,304.94                    17,707.00
10/31/2014                        19,562.11                     18,628.59                    18,148.00
11/30/2014                        19,924.17                     19,004.05                    18,501.00
12/31/2014                        20,078.71                     19,087.61                    18,539.00
 1/31/2015                        19,273.44                     18,461.52                    17,847.00
 2/28/2015                        20,203.13                     19,483.61                    18,973.00
 3/31/2015                        19,975.81                     19,326.18                    18,779.00
 4/30/2015                        20,113.68                     19,468.51                    18,917.00
 5/31/2015                        20,349.56                     19,704.12                    19,222.00
 6/30/2015                        19,976.41                     19,323.50                    18,936.00
 7/31/2015                        20,011.31                     19,344.79                    18,853.00
 8/31/2015                        18,836.13                     18,267.35                    17,856.00
 9/30/2015                        18,260.76                     17,563.13                    17,192.00
10/31/2015                        19,610.02                     18,823.41                    18,400.00
11/30/2015                        19,723.15                     18,850.05                    18,437.00
12/31/2015                        19,249.39                     18,222.91                    17,851.00
 1/31/2016                        18,231.46                     17,036.67                    16,754.00
 2/29/2016                        18,236.73                     17,122.62                    16,686.00
 3/31/2016                        19,565.73                     18,419.83                    17,725.00
 4/30/2016                        19,976.95                     18,856.37                    18,143.00
 5/31/2016                        20,291.63                     19,051.19                    18,317.00
 6/30/2016                        20,459.31                     18,926.07                    18,104.00
 7/31/2016                        21,090.59                     19,599.00                    18,754.00

                                   [END CHART]

                       Data from 7/31/10 to 7/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Value Fund Adviser Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Value Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA VALUE FUND

================================================================================

                      o TOP 10 HOLDINGS* - 7/31/16 o
                           (% of Net Assets)

CRH plc ADR ..............................................................  2.2%
Pfizer, Inc. .............................................................  2.1%
JPMorgan Chase & Co. .....................................................  2.0%
Medtronic plc ............................................................  2.0%
Verizon Communications, Inc. .............................................  2.0%
Johnson Controls, Inc. ...................................................  2.0%
Microsoft Corp. ..........................................................  1.9%
Capital One Financial Corp. ..............................................  1.9%
United Technologies Corp. ................................................  1.9%
Johnson & Johnson ........................................................  1.8%

                         o SECTOR ALLOCATION - 7/31/16 o

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIALS                                                                  20.1%
HEALTH CARE                                                                 16.3%
INDUSTRIALS                                                                 15.6%
INFORMATION TECHNOLOGY                                                      11.6%
ENERGY                                                                       9.2%
CONSUMER DISCRETIONARY                                                       9.1%
MATERIALS                                                                    6.4%
CONSUMER STAPLES                                                             4.4%
TELECOMMUNICATION SERVICES                                                   2.7%
UTILITIES                                                                    1.8%

                                   [END CHART]

*Excludes money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 16-22.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2016:

     DIVIDEND RECEIVED             LONG-TERM
    DEDUCTION (CORPORATE          CAPITAL GAIN         QUALIFIED INTEREST
     SHAREHOLDERS)(1)           DISTRIBUTIONS(2)             INCOME
    ----------------------------------------------------------------------
         98.86%                   $46,995,000                $64,000
    ----------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

14  | USAA VALUE FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Value Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Value Fund at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 21, 2016

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2016

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (97.2%)

              COMMON STOCKS (97.2%)

              CONSUMER DISCRETIONARY (9.1%)
              -----------------------------
              APPAREL RETAIL (0.7%)
    103,400   L Brands, Inc.                                                                            $    7,641
    104,443   Tailored Brands, Inc.                                                                          1,530
                                                                                                        ----------
                                                                                                             9,171
                                                                                                        ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.8%)
    390,400   Hanesbrands, Inc.                                                                             10,408
                                                                                                        ----------
              AUTO PARTS & EQUIPMENT (2.3%)
    238,323   American Axle & Manufacturing Holdings, Inc.*                                                  4,149
    567,396   Johnson Controls, Inc.                                                                        26,055
                                                                                                        ----------
                                                                                                            30,204
                                                                                                        ----------
              GENERAL MERCHANDISE STORES (0.6%)
    111,943   Target Corp.                                                                                   8,433
                                                                                                        ----------
              HOMEFURNISHING RETAIL (0.3%)
    143,700   Restoration Hardware Holding, Inc.*                                                            4,428
                                                                                                        ----------
              HOTELS, RESORTS & CRUISE LINES (2.2%)
    191,527   Carnival Corp.                                                                                 8,948
    243,700   Norwegian Cruise Line Holdings Ltd.*                                                          10,382
    140,700   Royal Caribbean Cruises Ltd.                                                                  10,192
                                                                                                        ----------
                                                                                                            29,522
                                                                                                        ----------
              HOUSEHOLD APPLIANCES (1.2%)
     82,347   Whirlpool Corp.                                                                               15,840
                                                                                                        ----------
              LEISURE FACILITIES (0.3%)
    268,500   SeaWorld Entertainment, Inc.                                                                   4,135
                                                                                                        ----------
              PUBLISHING (0.4%)
     93,600   Meredith Corp.                                                                                 5,099
                                                                                                        ----------
              SPECIALTY STORES (0.3%)
    140,400   Vitamin Shoppe, Inc.*                                                                          4,108
                                                                                                        ----------
              Total Consumer Discretionary                                                                 121,348
                                                                                                        ----------

================================================================================

16  | USAA VALUE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              CONSUMER STAPLES (4.4%)
              -----------------------
              SOFT DRINKS (0.2%)
     91,800   Coca-Cola European Partners plc                                                           $    3,427
                                                                                                        ----------
              TOBACCO (4.2%)
    294,318   Altria Group, Inc.                                                                            19,925
    236,587   Philip Morris International, Inc.                                                             23,720
    241,340   Reynolds American, Inc.                                                                       12,082
                                                                                                        ----------
                                                                                                            55,727
                                                                                                        ----------
              Total Consumer Staples                                                                        59,154
                                                                                                        ----------
              ENERGY (9.2%)
              -------------
              INTEGRATED OIL & GAS (4.0%)
    665,956   BP plc ADR                                                                                    22,909
     83,200   Chevron Corp.                                                                                  8,526
    292,049   Occidental Petroleum Corp.                                                                    21,825
                                                                                                        ----------
                                                                                                            53,260
                                                                                                        ----------
              OIL & GAS EXPLORATION & PRODUCTION (2.5%)
    391,566   ConocoPhillips                                                                                15,984
    183,800   Devon Energy Corp.                                                                             7,036
    357,300   Memorial Resource Development Corp.*                                                           5,352
    147,000   Vermilion Energy, Inc.                                                                         4,898
                                                                                                        ----------
                                                                                                            33,270
                                                                                                        ----------
              OIL & GAS REFINING & MARKETING (2.4%)
    342,000   Marathon Petroleum Corp.                                                                      13,472
    294,500   PBF Energy, Inc. "A"                                                                           6,579
    170,277   Phillips 66                                                                                   12,951
                                                                                                        ----------
                                                                                                            33,002
                                                                                                        ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.3%)
    249,100   Golar LNG Ltd.                                                                                 4,225
                                                                                                        ----------
              Total Energy                                                                                 123,757
                                                                                                        ----------
              FINANCIALS (20.1%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.7%)
     63,000   Ameriprise Financial, Inc.                                                                     6,038
    253,189   State Street Corp.                                                                            16,655
                                                                                                        ----------
                                                                                                            22,693
                                                                                                        ----------
              CONSUMER FINANCE (4.8%)
    252,804   American Express Co.                                                                          16,296
    379,635   Capital One Financial Corp.                                                                   25,466
    164,500   Discover Financial Services                                                                    9,350

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    575,900   Navient Corp.                                                                             $    8,178
    646,400   SLM Corp.*                                                                                     4,647
                                                                                                        ----------
                                                                                                            63,937
                                                                                                        ----------
              DIVERSIFIED BANKS (5.9%)
  1,055,166   Bank of America Corp.                                                                         15,289
    366,053   Citigroup, Inc.                                                                               16,037
    420,585   JPMorgan Chase & Co.                                                                          26,905
    425,967   Wells Fargo & Co.                                                                             20,434
                                                                                                        ----------
                                                                                                            78,665
                                                                                                        ----------
              INSURANCE BROKERS (0.6%)
     65,907   Willis Towers Watson plc                                                                       8,147
                                                                                                        ----------
              MULTI-LINE INSURANCE (1.2%)
    295,921   American International Group, Inc.                                                            16,110
                                                                                                        ----------
              PROPERTY & CASUALTY INSURANCE (0.5%)
    188,800   FNF Group                                                                                      7,112
                                                                                                        ----------
              REGIONAL BANKS (3.5%)
    372,700   Fifth Third Bancorp                                                                            7,074
    181,900   KeyCorp                                                                                        2,128
    240,939   PNC Financial Services Group, Inc.                                                            19,914
    104,900   Prosperity Bancshares, Inc.                                                                    5,359
    124,200   Texas Capital Bancshares, Inc.*                                                                6,029
     65,700   UMB Financial Corp.                                                                            3,640
    327,400   Valley National Bancorp                                                                        2,970
                                                                                                        ----------
                                                                                                            47,114
                                                                                                        ----------
              REITs - HOTEL & RESORT (0.8%)
    567,100   Host Hotels & Resorts, Inc.                                                                   10,060
                                                                                                        ----------
              REITs - OFFICE (0.4%)
    172,000   Corporate Office Properties Trust                                                              5,153
                                                                                                        ----------
              THRIFTS & MORTGAGE FINANCE (0.7%)
    669,300   New York Community Bancorp, Inc.                                                               9,671
                                                                                                        ----------
              Total Financials                                                                             268,662
                                                                                                        ----------
              HEALTH CARE (16.3%)
              -------------------
              HEALTH CARE DISTRIBUTORS (1.6%)
    262,500   Cardinal Health, Inc.                                                                         21,945
                                                                                                        ----------
              HEALTH CARE EQUIPMENT (2.0%)
    299,579   Medtronic plc                                                                                 26,252
                                                                                                        ----------
              HEALTH CARE FACILITIES (0.4%)
    129,180   HealthSouth Corp.                                                                              5,561
                                                                                                        ----------

================================================================================

18  | USAA VALUE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              HEALTH CARE SERVICES (1.1%)
    188,700   Express Scripts Holding Co.*                                                              $   14,354
                                                                                                        ----------
              MANAGED HEALTH CARE (3.2%)
    139,353   Anthem, Inc.                                                                                  18,303
     88,500   Cigna Corp.                                                                                   11,413
     94,961   UnitedHealth Group, Inc.                                                                      13,598
                                                                                                        ----------
                                                                                                            43,314
                                                                                                        ----------
              PHARMACEUTICALS (8.0%)
    196,702   Johnson & Johnson                                                                             24,633
    327,829   Merck & Co., Inc.                                                                             19,231
    741,375   Pfizer, Inc.                                                                                  27,349
    470,384   Sanofi ADR                                                                                    20,053
    302,751   Teva Pharmaceutical Industries Ltd. ADR                                                       16,197
                                                                                                        ----------
                                                                                                           107,463
                                                                                                        ----------
              Total Health Care                                                                            218,889
                                                                                                        ----------
              INDUSTRIALS (15.6%)
              -------------------
              AEROSPACE & DEFENSE (5.8%)
    110,633   General Dynamics Corp.                                                                        16,251
    128,435   Honeywell International, Inc.                                                                 14,941
    177,600   Mercury Systems, Inc.*                                                                         4,603
     71,244   Raytheon Co.                                                                                   9,941
    169,600   Spirit AeroSystems Holdings, Inc. "A"*                                                         7,357
    230,269   United Technologies Corp.                                                                     24,789
                                                                                                        ----------
                                                                                                            77,882
                                                                                                        ----------
              AGRICULTURAL & FARM MACHINERY (0.8%)
    473,100   CNH Industrial N.V.                                                                            3,373
     89,373   Deere & Co.                                                                                    6,945
                                                                                                        ----------
                                                                                                            10,318
                                                                                                        ----------
              BUILDING PRODUCTS (2.3%)
    146,525   Gibraltar Industries, Inc.*                                                                    5,170
    240,600   Owens Corning, Inc.                                                                           12,730
    163,900   Simpson Manufacturing Co., Inc.                                                                6,687
    114,500   Trex Co., Inc.*                                                                                5,553
                                                                                                        ----------
                                                                                                            30,140
                                                                                                        ----------
              CONSTRUCTION & ENGINEERING (1.4%)
    173,921   Comfort Systems USA, Inc.                                                                      5,284
    217,000   KBR, Inc.                                                                                      3,042
    251,800   Primoris Services Corp.                                                                        4,545
    226,700   Tutor Perini Corp.*                                                                            5,695
                                                                                                        ----------
                                                                                                            18,566
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.9%)
    101,100   Oshkosh Corp.                                                                             $    5,570
    243,202   Terex Corp.                                                                                    5,871
                                                                                                        ----------
                                                                                                            11,441
                                                                                                        ----------
              DIVERSIFIED SUPPORT SERVICES (0.3%)
    142,630   Mobile Mini, Inc.                                                                              4,637
                                                                                                        ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.8%)
    110,600   Eaton Corp. plc                                                                                7,013
    100,100   Encore Wire Corp.                                                                              3,757
                                                                                                        ----------
                                                                                                            10,770
                                                                                                        ----------
              INDUSTRIAL MACHINERY (1.4%)
    168,800   Barnes Group, Inc.                                                                             6,403
     96,200   Stanley Black & Decker, Inc.                                                                  11,707
                                                                                                        ----------
                                                                                                            18,110
                                                                                                        ----------
              RAILROADS (0.6%)
     95,400   Norfolk Southern Corp.                                                                         8,565
                                                                                                        ----------
              SECURITY & ALARM SERVICES (1.0%)
    301,700   Tyco International plc                                                                        13,748
                                                                                                        ----------
              TRUCKING (0.3%)
     62,600   Ryder System, Inc.                                                                             4,125
                                                                                                        ----------
              Total Industrials                                                                            208,302
                                                                                                        ----------
              INFORMATION TECHNOLOGY (11.6%)
              ------------------------------
              APPLICATION SOFTWARE (0.2%)
    156,400   Mentor Graphics Corp.                                                                          3,341
                                                                                                        ----------
              DATA PROCESSING & OUTSOURCED SERVICES (0.3%)
     89,900   Total System Services, Inc.                                                                    4,578
                                                                                                        ----------
              ELECTRONIC COMPONENTS (1.0%)
    304,500   II-VI, Inc.*                                                                                   6,120
    561,640   Vishay Intertechnology, Inc.                                                                   7,487
                                                                                                        ----------
                                                                                                            13,607
                                                                                                        ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
    119,000   FARO Technologies, Inc.*                                                                       4,151
                                                                                                        ----------
              ELECTRONIC MANUFACTURING SERVICES (0.6%)
     97,400   Park Electrochemical Corp.                                                                     1,578
    141,300   Plexus Corp.*                                                                                  6,491
                                                                                                        ----------
                                                                                                             8,069
                                                                                                        ----------

================================================================================

20  | USAA VALUE FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              SEMICONDUCTOR EQUIPMENT (0.9%)
    435,100   Brooks Automation, Inc.                                                                   $    5,452
    437,186   Photronics, Inc.*                                                                              4,223
    300,000   Xcerra Corp.*                                                                                  1,830
                                                                                                        ----------
                                                                                                            11,505
                                                                                                        ----------
              SEMICONDUCTORS (4.5%)
    258,430   Diodes, Inc.*                                                                                  4,783
    369,212   Fairchild Semiconductor International, Inc.*                                                   7,288
    145,200   Microchip Technology, Inc.                                                                     8,079
    333,019   QUALCOMM, Inc.                                                                                20,840
    272,023   Texas Instruments, Inc.                                                                       18,974
                                                                                                        ----------
                                                                                                            59,964
                                                                                                        ----------
              SYSTEMS SOFTWARE (3.8%)
    454,221   Microsoft Corp.                                                                               25,745
    597,966   Oracle Corp.                                                                                  24,541
                                                                                                        ----------
                                                                                                            50,286
                                                                                                        ----------
              Total Information Technology                                                                 155,501
                                                                                                        ----------
              MATERIALS (6.4%)
              ----------------
              CONSTRUCTION MATERIALS (2.2%)
    957,405   CRH plc ADR                                                                                   29,450
                                                                                                        ----------
              DIVERSIFIED METALS & MINING (0.2%)
    334,900   Ferroglobe plc                                                                                 3,121
                                                                                                        ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (1.1%)
    210,500   FMC Corp.                                                                                     10,007
     61,731   Scotts Miracle-Gro Co. "A"                                                                     4,553
                                                                                                        ----------
                                                                                                            14,560
                                                                                                        ----------
              INDUSTRIAL GASES (1.8%)
    162,765   Air Products & Chemicals, Inc.                                                                24,320
                                                                                                        ----------
              SPECIALTY CHEMICALS (1.1%)
    178,900   Axalta Coating Systems Ltd.*                                                                   5,108
    190,700   Flotek Industries, Inc.*                                                                       2,708
    184,000   PolyOne Corp.                                                                                  6,453
                                                                                                        ----------
                                                                                                            14,269
                                                                                                        ----------
              Total Materials                                                                               85,720
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (2.7%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (2.7%)
    220,614   AT&T, Inc.                                                                                $    9,550
    472,042   Verizon Communications, Inc.                                                                  26,156
                                                                                                        ----------
                                                                                                            35,706
                                                                                                        ----------
              Total Telecommunication Services                                                              35,706
                                                                                                        ----------
              UTILITIES (1.8%)
              ----------------
              ELECTRIC UTILITIES (1.6%)
     82,063   Entergy Corp.                                                                                  6,679
     86,200   Pinnacle West Capital Corp.                                                                    6,798
    169,000   Xcel Energy, Inc.                                                                              7,433
                                                                                                        ----------
                                                                                                            20,910
                                                                                                        ----------
              MULTI-UTILITIES (0.2%)
    144,800   CenterPoint Energy, Inc.                                                                       3,464
                                                                                                        ----------
              Total Utilities                                                                               24,374
                                                                                                        ----------
              Total Common Stocks                                                                        1,301,413
                                                                                                        ----------
              Total Equity Securities (cost: $984,303)                                                   1,301,413
                                                                                                        ----------

              MONEY MARKET INSTRUMENTS (2.9%)

              MONEY MARKET FUNDS (2.9%)
 38,787,882   State Street Institutional Liquid Reserves Fund Premier
                Class, 0.46%(a) (cost: $38,788)                                                             38,788
                                                                                                        ----------

              TOTAL INVESTMENTS (COST: $1,023,091)                                                      $1,340,201
                                                                                                        ==========

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                                LEVEL 1        LEVEL 2        LEVEL 3              TOTAL
------------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                    $1,301,413             $-             $-             $1,301,413

Money Market Instruments:
  Money Market Funds                                   38,788              -              -                 38,788
------------------------------------------------------------------------------------------------------------------
Total                                              $1,340,201             $-             $-             $1,340,201
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2015, through July 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

22  | USAA VALUE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 7.8% of net assets at July 31, 2016.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT   Real estate investment trust

o   SPECIFIC NOTES

   (a) Rate represents the money market fund annualized seven-day yield at July 31, 2016.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,023,091)                                      $1,340,201
   Receivables:
      Capital shares sold                                                                                    1,046
      USAA Transfer Agency Company (Note 6D)                                                                     1
      Dividends and interest                                                                                 1,591
                                                                                                        ----------
         Total assets                                                                                    1,342,839
                                                                                                        ----------
LIABILITIES
   Payables:
      Securities purchased                                                                                   1,669
      Capital shares redeemed                                                                                1,658
   Accrued management fees                                                                                     837
   Accrued transfer agent's fees                                                                                34
   Other accrued expenses and payables                                                                         101
                                                                                                        ----------
         Total liabilities                                                                                   4,299
                                                                                                        ----------
            Net assets applicable to capital shares outstanding                                         $1,338,540
                                                                                                        ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                      $  993,387
   Accumulated undistributed net investment income                                                           8,571
   Accumulated net realized gain on investments                                                             19,472
   Net unrealized appreciation of investments                                                              317,110
                                                                                                        ----------
            Net assets applicable to capital shares outstanding                                         $1,338,540
                                                                                                        ==========
   Net asset value, redemption price, and offering price per share:
         Fund Shares (net assets of $807,052/41,588
            capital shares outstanding, no par value)                                                   $    19.41
                                                                                                        ==========
         Institutional Shares (net assets of $522,721/26,943
            capital shares outstanding, no par value)                                                   $    19.40
                                                                                                        ==========
         Adviser Shares (net assets of $8,767/454
            capital shares outstanding, no par value)                                                   $    19.32
                                                                                                        ==========

See accompanying notes to financial statements.

================================================================================

24  | USAA VALUE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $188)                                                    $   29,879
   Interest                                                                                                    116
                                                                                                        ----------
      Total income                                                                                          29,995
                                                                                                        ----------
EXPENSES
   Management fees                                                                                           9,423
   Administration and servicing fees:
      Fund Shares                                                                                            1,258
      Institutional Shares                                                                                     409
      Adviser Shares                                                                                            13
   Transfer agent's fees:
      Fund Shares                                                                                            1,363
      Institutional Shares                                                                                     409
   Distribution and service fees (Note 6E):
      Adviser Shares                                                                                            21
   Custody and accounting fees:
      Fund Shares                                                                                              106
      Institutional Shares                                                                                      49
      Adviser Shares                                                                                             1
   Postage:
      Fund Shares                                                                                               69
   Shareholder reporting fees:
      Fund Shares                                                                                               36
      Institutional Shares                                                                                       1
   Trustees' fees                                                                                               29
   Registration fees:
      Fund Shares                                                                                               49
      Institutional Shares                                                                                      14
      Adviser Shares                                                                                            20
   Professional fees                                                                                           111
   Other                                                                                                        23
                                                                                                        ----------
         Total expenses                                                                                     13,404
   Expenses paid indirectly:
      Fund Shares                                                                                               (3)
      Institutional Shares                                                                                      (1)
                                                                                                        ----------
      Net expenses                                                                                          13,400
                                                                                                        ----------
NET INVESTMENT INCOME                                                                                       16,595
                                                                                                        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                                                        22,335
   Change in net unrealized appreciation/(depreciation)                                                    (36,431)
                                                                                                        ----------
      Net realized and unrealized loss                                                                     (14,096)
                                                                                                        ----------
   Increase in net assets resulting from operations                                                     $    2,499
                                                                                                        ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

------------------------------------------------------------------------------------------------------------------
                                                                                          2016                2015
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                            $   16,595          $   15,063
   Net realized gain on investments                                                     22,335              61,814
   Change in net unrealized appreciation/(depreciation)
      of investments                                                                   (36,431)             21,398
                                                                                    ------------------------------
      Increase in net assets resulting from operations                                   2,499              98,275
                                                                                    ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                      (11,360)            (11,218)
      Institutional Shares                                                              (4,726)             (6,208)
      Adviser Shares                                                                       (82)                (92)
                                                                                    ------------------------------
         Total distributions of net investment income                                  (16,168)            (17,518)
                                                                                    ------------------------------
   Net realized gains:
      Fund Shares                                                                      (36,580)            (31,237)
      Institutional Shares                                                             (14,111)            (15,427)
      Adviser Shares                                                                      (351)               (322)
                                                                                    ------------------------------
         Total distributions of net realized gains                                     (51,042)            (46,986)
                                                                                    ------------------------------
      Distributions to shareholders                                                    (67,210)            (64,504)
                                                                                    ------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                         (85,915)             94,826
   Institutional Shares                                                                218,991             (41,701)
   Adviser Shares                                                                           (9)                192
                                                                                    ------------------------------
      Total net increase in net assets from capital
            share transactions                                                         133,067              53,317
                                                                                    ------------------------------
   Net increase in net assets                                                           68,356              87,088

NET ASSETS
   Beginning of year                                                                 1,270,184           1,183,096
                                                                                    ------------------------------
   End of year                                                                      $1,338,540          $1,270,184
                                                                                    ==============================
Accumulated undistributed net investment income:
   End of year                                                                      $    8,571          $    8,982
                                                                                    ==============================

See accompanying notes to financial statements.

================================================================================

26  | USAA VALUE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Value Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of three classes of shares: Value Fund Shares (Fund Shares), Value Fund Institutional Shares (Institutional Shares), and Value Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the

================================================================================

28  | USAA VALUE FUND

================================================================================

        most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

        each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

30  | USAA VALUE FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31,

================================================================================

32  | USAA VALUE FUND

================================================================================

    2016, brokerage commission recapture credits reduced the expenses of the Fund Shares, Institutional Shares, and Adviser Shares by $3,000, $1,000, and less than $500, respectively. For the year ended July 31, 2016 there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended July 31, 2016, the Fund paid CAPCO facility fees of $8,000, which represents 1.8% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, non-REIT return of capital dividend and distributions adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease undistributed net investment income and increase accumulated net realized gain on investments by $838,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2016, and 2015, was as follows:

                                                   2016                 2015
                                               --------------------------------
Ordinary income*                               $20,215,000          $21,592,000
Long-term realized capital gain                 46,995,000           42,912,000
                                               -----------          -----------
  Total distributions paid                     $67,210,000          $64,504,000
                                               ===========          ===========

As of July 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                     $  8,571,000
Undistributed long-term capital gains                                20,213,000
Unrealized appreciation of investments                              316,370,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

34  | USAA VALUE FUND

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2016, were $322,957,000 and $248,935,000, respectively.

As of July 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $1,023,831,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2016, for federal income tax purposes, were $354,198,000 and $37,828,000, respectively, resulting in net unrealized appreciation of $316,370,000.

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2016, there were an unlimited number of shares of capital stock par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                      YEAR ENDED                     YEAR ENDED
                                                     JULY 31, 2016                  JULY 31, 2015
-------------------------------------------------------------------------------------------------------
                                                SHARES          AMOUNT          SHARES          AMOUNT
                                               --------------------------------------------------------
FUND SHARES:
Shares sold                                      6,682       $ 124,724           9,354        $ 190,743
Shares issued from reinvested
  dividends                                      2,535          47,491           2,065           41,980
Shares redeemed                                (14,493)       (258,130)         (6,755)        (137,897)
                                               --------------------------------------------------------
Net increase (decrease) from
  capital share transactions                    (5,276)      $ (85,915)          4,664        $  94,826
                                               ========================================================
INSTITUTIONAL SHARES:
Shares sold                                     13,507       $ 241,166           6,490        $ 131,373
Shares issued from reinvested
  dividends                                      1,006          18,819           1,064           21,630
Shares redeemed                                 (2,208)        (40,994)         (9,424)        (194,704)
                                               --------------------------------------------------------
Net increase (decrease) from
  capital share transactions                    12,305       $ 218,991          (1,870)       $ (41,701)
                                               ========================================================
ADVISER SHARES:
Shares sold                                          7       $     129              11        $     211
Shares issued from reinvested
  dividends                                          -*              3               -*               3
Shares redeemed                                     (7)           (141)             (1)             (22)
                                               --------------------------------------------------------
Net increase (decrease) from
  capital share transactions                        (-)*     $      (9)             10        $     192
                                               ========================================================
*Represents less than 500 shares.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets.

================================================================================

36  | USAA VALUE FUND

================================================================================

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Multi-Cap Value Funds Index. The Lipper Multi-Cap Value Funds Index tracks the total return performance of the 30 largest funds within the Lipper Multi-Cap Value Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                                         ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                                      (IN BASIS POINTS)(1)
--------------------------------------------------------------------------------
+/- 100 to 400                                            +/- 4
+/- 401 to 700                                            +/- 5
+/- 701 and greater                                       +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Value Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $9,423,000, which included a performance adjustment for the Adviser Shares of $(1,000). For the Adviser Shares, the performance adjustment was (0.01)%. The Fund Shares and Institutional Shares had no performance adjustment for the year ended July 31, 2016.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS), under which BHMS directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate average net assets that BHMS manages in the USAA Value Fund and the USAA Growth & Income Fund combined, in the annual amount of 0.75% on the first $15 million in assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the year ended July 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to BHMS, of $2,814,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,258,000, $409,000, and $13,000, respectively.

================================================================================

38  | USAA VALUE FUND

================================================================================

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2016, the Fund reimbursed the Manager $34,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,363,000, $409,000, and less than $500, respectively. At July 31, 2016, the Fund Shares and Adviser Shares recorded a receivable of $1,000 and less than $500, respectively, for SAS adjustments to income distribution and capital gains payable.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $21,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                  OWNERSHIP %
---------------------------------------------------------------------------------
Cornerstone Conservative                                                 0.2
Cornerstone Equity                                                       0.9
Target Retirement Income                                                 1.1
Target Retirement 2020                                                   3.1
Target Retirement 2030                                                   7.7
Target Retirement 2040                                                   9.6
Target Retirement 2050                                                   5.4
Target Retirement 2060                                                   0.4

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2016, USAA and its affiliates owned 441,000 Adviser Shares, which represents 97.1% of the Adviser Shares outstanding and 0.6% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

40  | USAA VALUE FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED JULY 31,
                                     ----------------------------------------------------------------
                                         2016          2015          2014          2013          2012
                                     ----------------------------------------------------------------
Net asset value at
  beginning of period                $  20.50      $  20.00      $  18.37      $  14.22      $  13.74
                                     ----------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .23           .20           .27           .21           .23
  Net realized and
    unrealized gain (loss)               (.31)         1.28          2.11          4.17           .41
                                     ----------------------------------------------------------------
Total from investment
  operations                             (.08)         1.48          2.38          4.38           .64
                                     ----------------------------------------------------------------
Less distributions from:
  Net investment income                  (.23)         (.25)         (.20)         (.23)         (.16)
  Realized capital gains                 (.78)         (.73)         (.55)            -             -
                                     ----------------------------------------------------------------
Total distributions                     (1.01)         (.98)         (.75)         (.23)         (.16)
                                     ----------------------------------------------------------------
Net asset value at
  end of period                      $  19.41      $  20.50      $  20.00      $  18.37      $  14.22
                                     ================================================================
Total return (%)*                        (.14)         7.47         13.21         31.15          4.77
Net assets at
  end of period (000)                $807,052      $960,925      $844,121      $633,228      $425,071
Ratios to average
  net assets:**
  Expenses (%)(a)                        1.11          1.09          1.11(b)       1.15(b)       1.15(b)
  Expenses, excluding
    reimbursements (%)(a)                1.11          1.09          1.11          1.25          1.31
  Net investment income (%)              1.28          1.06          1.55          1.40          1.48
Portfolio turnover (%)                     20            30            20            26            20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $838,188,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                         (.00%)(+)        -          (.00%)(+)     (.00%)(+)     (.01%)
    (+) Represents less than 0.01% of average net assets.
(b) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.15% of the Fund Shares' average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED JULY 31,
                                     ----------------------------------------------------------------
                                         2016          2015          2014          2013          2012
                                     ----------------------------------------------------------------
Net asset value at
  beginning of period                $  20.49      $  20.00      $  18.36      $  14.22      $  13.75
                                     ----------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .25           .26(a)        .29           .25           .21
  Net realized and
    unrealized gain (loss)               (.31)         1.24(a)       2.11          4.15           .45
                                     ----------------------------------------------------------------
Total from
  investment operations                  (.06)         1.50(a)       2.40          4.40           .66
                                     ----------------------------------------------------------------
Less distributions from:
  Net investment income                  (.25)         (.28)         (.21)         (.26)         (.19)
  Realized capital gains                 (.78)         (.73)         (.55)            -             -
                                     ----------------------------------------------------------------
Total distributions                     (1.03)        (1.01)         (.76)         (.26)         (.19)
                                     ----------------------------------------------------------------
Net asset value at
  end of period                      $  19.40      $  20.49      $  20.00      $  18.36      $  14.22
                                     ================================================================
Total return (%)*                        (.04)         7.57         13.34         31.31          4.95
Net assets at
  end of period (000)                $522,721      $299,990      $330,114      $214,855      $171,322
Ratios to average
  net assets:**
  Expenses (%)(b)                         .98           .98          1.00          1.01          1.00
  Net investment income (%)              1.41          1.23          1.59          1.54          1.61
Portfolio turnover (%)                     20            30            20            26            20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $409,608,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                         (.00%)(+)        -          (.00%)(+)     (.00%)(+)     (.01%)
    (+) Represents less than 0.01% of average net assets.

================================================================================

42  | USAA VALUE FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED JULY 31,
                                       --------------------------------------------------------------
                                         2016          2015          2014          2013          2012
                                       --------------------------------------------------------------
Net asset value at
  beginning of period                  $20.43        $19.94        $18.29        $14.16        $13.68
                                       --------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .17           .17           .25           .15           .13
  Net realized and
    unrealized gain (loss)               (.32)         1.26          2.08          4.15           .44
                                       --------------------------------------------------------------
Total from
  investment operations                  (.15)         1.43          2.33          4.30           .57
                                       --------------------------------------------------------------
Less distributions from:
  Net investment income                  (.18)         (.21)         (.13)         (.17)         (.09)
  Realized capital gains                 (.78)         (.73)         (.55)            -             -
                                       --------------------------------------------------------------
Total distributions                      (.96)         (.94)         (.68)         (.17)         (.09)
                                       --------------------------------------------------------------
Net asset value at
  end of period                        $19.32        $20.43        $19.94        $18.29        $14.16
                                       ==============================================================
Total return (%)*                        (.52)         7.22         12.94         30.63          4.26
Net assets at
  end of period (000)                  $8,767        $9,269        $8,861        $8,237        $6,406
Ratios to average
  net assets:**
  Expenses (%)(a)                        1.42          1.34          1.35(b)       1.57(b)       1.65(b)
  Expenses, excluding
    reimbursements (%)(a)                1.42          1.34          1.35          1.57          1.66
  Net investment income (%)               .97           .82          1.30           .99           .97
Portfolio turnover (%)                     20            30            20            26            20

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $8,447,000.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                         (.00%)(+)        -          (.01%)        (.00%)(+)     (.01%)
    (+) Represents less than 0.01% of average net assets.
(b) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.65% of the Adviser Shares'
    average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

EXPENSE EXAMPLE

July 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2016, through July 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

44  | USAA VALUE FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING               ENDING             DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE        FEBRUARY 1, 2016-
                                        FEBRUARY 1, 2016        JULY 31, 2016          JULY 31, 2016
                                        --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $1,121.30                 $5.80

Hypothetical
  (5% return before expenses)               1,000.00               1,019.39                  5.52

INSTITUTIONAL SHARES
Actual                                      1,000.00               1,122.00                  5.12

Hypothetical
  (5% return before expenses)               1,000.00               1,020.04                  4.87

ADVISER SHARES
Actual                                      1,000.00               1,119.40                  7.75

Hypothetical
  (5% return before expenses)               1,000.00               1,017.55                  7.37

*Expenses are equal to the annualized expense ratio of 1.10% for Fund Shares, 0.97% for Institutional Shares, and 1.47% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 12.13% for Fund Shares, 12.20% for Institutional Shares, and 11.94% for Adviser Shares for the six-month period of February 1, 2016, through July 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the

================================================================================

46  | USAA VALUE FUND

================================================================================

Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense

================================================================================

48  | USAA VALUE FUND

================================================================================

group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Board took into account management's discussion of the Fund's expenses. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 35% of its performance universe for the one-year period ended December 31, 2015, was in the top 45% of its performance universe for the three- and five-year periods ended December 31, 2015, and was in the top 30% of its performance universe for the ten-year period ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This included a review of the methodology used in the allocation of certain costs to the Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fact that the Manager also pays the Fund's subadvisory fee. The Board also considered the fact of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation

================================================================================

50  | USAA VALUE FUND

================================================================================

of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2015, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and

================================================================================

52  | USAA VALUE FUND

================================================================================

(iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on the Board's conclusions, it determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

54  | USAA VALUE FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA VALUE FUND

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

58  | USAA VALUE FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

60  | USAA VALUE FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby serves as the Funds' anti-money laundering compliance officer.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40846-0916                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                        [GRAPHIC OF USAA AGGRESSIVE GROWTH FUND]

 ==============================================================

       ANNUAL REPORT
       USAA AGGRESSIVE GROWTH FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JULY 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... PLAN FOR A STRONGER FUTURE BY STAYING
FOCUSED ON THEIR LONG-TERM OBJECTIVES, USING        [PHOTO OF BROOKS ENGLEHARDT]
AN INVESTMENT PLAN THAT IS BASED ON THEIR
PERSONAL TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

SEPTEMBER 2016

Investors may be feeling a bit of whiplash as they look back over the reporting period ended July 31, 2016. Stocks and corporate bonds took a dive during the first half of the reporting period and then moved up sharply in the second half. Essentially, it was a tale of two markets.

In the first half of the reporting period, stocks and corporate bonds retreated on concerns about the global economy with worries about China's growth, a major catalyst. A key issue was the price of oil, which typically is a barometer of global economic growth expectations. Oil prices remained low amid persistent oversupply and weaker-than-expected demand. In mid-February 2016, stocks and corporate bonds reversed direction as investors appeared to overcome most of their previous fears about China and the broader global economy. The markets generally continued to advance during the second half of the reporting period as global central banks maintained lower-for-longer monetary policies and, in some cases, increased their ongoing stimulative measures. Although oil prices remained volatile, the prices of many other commodities rose. For the reporting period as a whole, U.S. stocks and corporate bonds posted modest gains while global stocks generally declined.

In the U.S. Treasury market, it was a slightly different story. During the first four months of the reporting period, longer-term yields edged up as positive economic trends and a pickup in inflation suggested that the Federal Reserve (the Fed) might raise short-term interest rates. As yields rose, prices--which move in the opposite direction--fell. In December 2015, the Fed ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%--the first increase in nearly a decade. At the same time, Fed policymakers signaled that four interest rate increases may be on tap for 2016. The Fed has more influence over short-term interest rates than it has over longer-term interest rates. So despite the Fed's forecast, longer-term yields plunged in early 2016 as an increase in market volatility drove a safe-haven flight into U.S. Treasuries. Longer-term yields fell further in late March
2016 after the Fed lowered its previous forecast to two interest rate increases in 2016. In June 2016,

================================================================================

================================================================================

a weak U.S. jobs report and market volatility unleashed by the "Brexit" referendum (the United Kingdom's vote to leave the European Union) sent yields lower still. By the end of the reporting period, though some Fed policymakers noted that one interest rate increase was still possible, the markets were anticipating that no interest rate increases would occur in 2016. As a result of the sharp drop in yields, longer-term U.S. Treasuries were among the strongest-performing assets of the reporting period.

At USAA Investments, we have been saying for some time that Fed policymakers are likely to take a "lower-for-longer" approach to interest rate increases in order to avoid negatively affecting a U.S. economy that has struggled to build strong growth momentum. This view is supported, we believe, by the weak 1.2% gross domestic product growth recorded in the second quarter of 2016. Clearly, the United States economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to return to a normal rate of economic growth. We believe growth of the U.S. economy will continue to be low and slow throughout 2016 as it did in 2015.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation for the risks assumed. But it is important to remember that market conditions are always in fluctuation and time horizon matters. We believe that it is important for investors to plan for a stronger future by staying focused on their long-term objectives, using an investment plan that is based on their personal time horizon and risk tolerance. An investment plan can also keep investors from making hasty portfolio decisions based on market turmoil, and give them flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help you tailor your investment allocations to your long-term goals, time horizon, and tolerance for risk.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                             10

    Report of Independent Registered
      Public Accounting Firm                                                  11

    Portfolio of Investments                                                  12

    Notes to Portfolio of Investments                                         20

    Financial Statements                                                      21

    Notes to Financial Statements                                             24

EXPENSE EXAMPLE                                                               40

ADVISORY AGREEMENT(S)                                                         42

TRUSTEES' AND OFFICERS' INFORMATION                                           50

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by USAA Asset Management Company. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

(C)2016, USAA. All rights reserved.

209361-0916

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA AGGRESSIVE GROWTH FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in equity securities of large capitalization companies that are selected for their growth potential. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company LLP       Winslow Capital Management, LLC

    PAUL E. MARRKAND, CFA                   CLARK J. WINSLOW
                                            JUSTIN H. KELLY, CFA
                                            PATRICK M. BURTON, CFA

------------------------------------------------------------------------------

o   HOW DID THE OVERALL MARKET PERFORM DURING THE REPORTING PERIOD?

    For the first half of the reporting period ended July 31, 2016, U.S. stock market indexes were down, due to weak corporate earnings growth as well as global economic worries, the collapse in commodity prices, geopolitical uncertainty, and a strengthening U.S. dollar. On December 16, 2015, the Federal Reserve (the Fed) raised short-term interest rates as widely expected. The markets began 2016 in "risk off " mode due to fears of economic slowdowns in the United States and China, falling commodity prices, and uncertainty over the pace of interest rate increases by the Fed. In mid-February of 2016, the market turned upwards and rallied into the quarter ending March of 2016. After a mixed start to the second calendar quarter of 2016, volatility returned to global markets in late June of 2016 after investors were surprised by the United Kingdom's vote to exit the European Union. The news prompted U.S. stocks to post significant declines for several days before rebounding and continuing their upward trend.

o HOW DID THE USAA AGGRESSIVE GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2016, the Fund Shares and Institutional Shares had total returns of 0.36% and 0.51%, respectively. This compares to returns of 4.35% for the Russell 1000(R) Growth Index and -0.78% for the Lipper Large-Cap Growth Funds Index.

================================================================================

2  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Wellington Management Company LLP (Wellington Management) and Winslow Capital Management, LLC (Winslow Capital) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o HOW DID THE WELLINGTON MANAGEMENT'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    The Wellington Management portion of the Fund modestly underperformed the Russell 1000 Growth Index during the reporting period. Sector allocation, a residual of Wellington Management's bottom-up stock selection process, drove the underperformance. An overweight allocation to health care, as well as an underweight allocation to consumer staples and an overweight allocation to energy, detracted from results. Security selection contributed positively during the reporting period, driven primarily by selection within the information technology, consumer discretionary, and health care sectors. Partially offsetting these positive results was weaker selection in consumer staples and financials. Top individual detractors from relative performance during the period included Vertex Pharmaceuticals, Inc.* (health care), a global biotechnology company; Gilead Sciences, Inc. (health care), a research-based biopharmaceutical company; and Goldman Sachs Group, Inc.* (financials), a global financial services company. A lack of holdings in Walt Disney Co.* (consumer discretionary) was the top individual contributor to relative performance. Positions in the information technology companies Linear Technology Corp., a manufacturer of analog integrated circuits; and Paychex, Inc., a payroll, human resource and benefits outsourcing company, also contributed to the Fund's relative performance during the period.

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Vertex Pharmaceuticals, Inc., Goldman Sachs Group, Inc., and Walt Disney Co. were sold out of the Fund prior to July 31, 2016.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o HOW DID WINSLOW CAPITAL'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    The Winslow Capital portion of the Fund underperformed the Russell 1000 Growth Index over the reporting period. The top-performing sectors for Winslow's portion of the Fund were energy and consumer discretionary. Within energy, a slight overweight allocation contributed to performance. Stock selection in energy also was beneficial, driven by strong performance from the Fund's holdings in oil and gas exploration provider Pioneer Natural Resources Co. An overweight position in consumer discretionary added to returns, balanced by stock selection, which detracted. Top performers in this sector included the online retailer Amazon.com, Inc. and the Chinese travel services company Ctrip.com International Ltd. ADR*. The bottom-performing sectors in terms of performance were health care, information technology, and consumer staples. Within health care, stock selection detracted, though an overweight position in the sector contributed. Positions in the specialty pharmaceutical firms Valeant Pharmaceuticals, Inc.* and Allergan plc were the top individual detractors within health care. In information technology, stock selection was subtractive, as holdings in the online professional networking firm LinkedIn Corp.* and the computer hardware and software provider Microsoft Corp. detracted. An underweight position and stock selection in the consumer staples sector also weighed on the Fund's returns during the reporting period.

    Thank you for allowing us to help with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

    *Ctrip.com International Ltd. ADR, Valeant Pharmaceuticals, Inc., and Linkedin Corp were sold out of the Fund prior to July 31, 2016.

================================================================================

4  | USAA AGGRESSIVE GROWTH FUND

================================================================================

INVESTMENT OVERVIEW

USAA AGGRESSIVE GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USAUX)

--------------------------------------------------------------------------------
                                              7/31/16              7/31/15
--------------------------------------------------------------------------------
Net Assets                                  $1.2 Billion         $1.2 Billion
Net Asset Value Per Share                      $40.02               $42.55

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                       10 YEARS
    0.36%                            11.05%                         7.08%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/15*
--------------------------------------------------------------------------------
                                      0.78%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective December 1, 2015, the administration and servicing fees for the Fund Shares was reduced from 0.25% to 0.15% of the Fund Shares' average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                  LIPPER LARGE-CAP                 USAA AGGRESSIVE
                                 RUSSELL 1000                       GROWTH FUNDS                     GROWTH FUND
                                 GROWTH INDEX                          INDEX                           SHARES
 7/31/2006                        $10,000.00                        $10,000.00                       $10,000.00
 8/31/2006                         10,312.23                         10,231.54                        10,067.00
 9/30/2006                         10,595.48                         10,452.15                        10,291.00
10/31/2006                         10,967.90                         10,766.61                        10,602.00
11/30/2006                         11,185.71                         11,012.59                        10,857.00
12/31/2006                         11,223.43                         11,070.85                        11,048.00
 1/31/2007                         11,511.93                         11,356.59                        11,563.00
 2/28/2007                         11,295.59                         11,100.24                        11,151.00
 3/31/2007                         11,356.81                         11,183.77                        11,111.00
 4/30/2007                         11,891.54                         11,637.82                        11,432.00
 5/31/2007                         12,319.22                         12,031.92                        11,874.00
 6/30/2007                         12,135.45                         11,918.44                        11,757.00
 7/31/2007                         11,947.31                         11,767.21                        11,620.00
 8/31/2007                         12,137.69                         11,961.13                        11,861.00
 9/30/2007                         12,646.14                         12,690.77                        12,691.00
10/31/2007                         13,076.54                         13,257.88                        13,444.00
11/30/2007                         12,594.84                         12,717.37                        12,761.00
12/31/2007                         12,549.29                         12,728.47                        12,692.00
 1/31/2008                         11,570.74                         11,639.28                        11,608.00
 2/29/2008                         11,340.93                         11,396.80                        11,202.00
 3/31/2008                         11,271.88                         11,299.83                        10,974.00
 4/30/2008                         11,863.66                         11,996.16                        11,668.00
 5/31/2008                         12,298.50                         12,323.70                        11,856.00
 6/30/2008                         11,412.74                         11,417.05                        10,974.00
 7/31/2008                         11,195.76                         11,191.77                        10,863.00
 8/31/2008                         11,316.31                         11,221.65                        10,769.00
 9/30/2008                         10,005.83                          9,783.26                         9,588.00
10/31/2008                          8,244.21                          8,074.64                         8,169.00
11/30/2008                          7,588.55                          7,264.63                         7,304.00
12/31/2008                          7,725.70                          7,459.77                         7,425.00
 1/31/2009                          7,354.06                          7,074.15                         6,834.00
 2/28/2009                          6,800.82                          6,612.72                         6,378.00
 3/31/2009                          7,407.43                          7,180.99                         6,807.00
 4/30/2009                          8,118.59                          7,941.84                         7,486.00
 5/31/2009                          8,521.04                          8,376.63                         8,000.00
 6/30/2009                          8,616.37                          8,379.91                         7,814.00
 7/31/2009                          9,228.36                          9,011.37                         8,392.00
 8/31/2009                          9,419.74                          9,189.14                         8,628.00
 9/30/2009                          9,820.42                          9,630.44                         9,004.00
10/31/2009                          9,687.40                          9,439.89                         8,841.00
11/30/2009                         10,282.53                         10,009.29                         9,497.00
12/31/2009                         10,600.34                         10,331.72                         9,549.00
 1/31/2010                         10,137.78                          9,790.42                         9,132.00
 2/28/2010                         10,486.18                         10,137.73                         9,393.00
 3/31/2010                         11,092.73                         10,774.49                        10,055.00
 4/30/2010                         11,216.68                         10,885.31                        10,204.00
 5/31/2010                         10,360.38                         10,010.85                         9,464.00
 6/30/2010                          9,789.88                          9,434.70                         8,819.00
 7/31/2010                         10,488.21                         10,074.61                         9,356.00
 8/31/2010                          9,998.52                          9,580.03                         8,874.00
 9/30/2010                         11,062.87                         10,606.94                         9,950.00
10/31/2010                         11,591.23                         11,163.98                        10,422.00
11/30/2010                         11,725.84                         11,275.70                        10,547.00
12/31/2010                         12,371.72                         11,894.40                        11,202.00
 1/31/2011                         12,686.57                         12,129.10                        11,453.00
 2/28/2011                         13,101.76                         12,457.29                        11,827.00
 3/31/2011                         13,117.76                         12,463.56                        11,905.00
 4/30/2011                         13,557.06                         12,841.49                        12,285.00
 5/31/2011                         13,409.47                         12,685.20                        12,082.00
 6/30/2011                         13,217.14                         12,517.27                        11,898.00
 7/31/2011                         13,084.66                         12,450.30                        11,739.00
 8/31/2011                         12,394.12                         11,613.22                        10,934.00
 9/30/2011                         11,480.87                         10,599.75                         9,983.00
10/31/2011                         12,740.77                         11,871.96                        11,287.00
11/30/2011                         12,739.54                         11,725.85                        11,131.00
12/31/2011                         12,698.58                         11,548.93                        10,924.00
 1/31/2012                         13,456.58                         12,340.58                        11,735.00
 2/29/2012                         14,100.13                         13,067.37                        12,340.00
 3/31/2012                         14,563.92                         13,529.13                        12,812.00
 4/30/2012                         14,541.42                         13,429.67                        12,635.00
 5/31/2012                         13,608.64                         12,400.02                        11,582.00
 6/30/2012                         13,978.16                         12,674.66                        11,898.00
 7/31/2012                         14,165.53                         12,694.26                        11,915.00
 8/31/2012                         14,546.64                         13,171.01                        12,340.00
 9/30/2012                         14,831.92                         13,494.42                        12,591.00
10/31/2012                         14,399.03                         13,025.27                        12,031.00
11/30/2012                         14,640.15                         13,315.08                        12,329.00
12/31/2012                         14,636.10                         13,387.30                        12,303.00
 1/31/2013                         15,263.39                         13,965.15                        12,859.00
 2/28/2013                         15,453.33                         14,039.76                        12,946.00
 3/31/2013                         16,033.03                         14,481.22                        13,397.00
 4/30/2013                         16,373.36                         14,668.93                        13,559.00
 5/31/2013                         16,677.53                         15,055.50                        13,980.00
 6/30/2013                         16,363.70                         14,750.46                        13,736.00
 7/31/2013                         17,231.33                         15,672.72                        14,458.00
 8/31/2013                         16,936.01                         15,484.32                        14,191.00
 9/30/2013                         17,690.73                         16,369.60                        14,950.00
10/31/2013                         18,473.29                         17,056.14                        15,571.00
11/30/2013                         18,994.41                         17,565.93                        16,060.00
12/31/2013                         19,536.98                         18,127.80                        16,538.00
 1/31/2014                         18,980.01                         17,695.07                        16,150.00
 2/28/2014                         19,956.97                         18,709.98                        16,992.00
 3/31/2014                         19,755.70                         18,107.63                        16,484.00
 4/30/2014                         19,756.50                         17,792.75                        16,125.00
 5/31/2014                         20,372.20                         18,438.74                        16,765.00
 6/30/2014                         20,769.23                         18,890.39                        17,100.00
 7/31/2014                         20,451.31                         18,694.71                        16,889.00
 8/31/2014                         21,388.34                         19,470.56                        17,616.00
 9/30/2014                         21,078.07                         19,131.01                        17,405.00
10/31/2014                         21,633.52                         19,690.30                        17,930.00
11/30/2014                         22,319.05                         20,186.28                        18,528.00
12/31/2014                         22,086.52                         20,001.67                        18,310.00
 1/31/2015                         21,748.32                         19,676.12                        17,952.00
 2/28/2015                         23,197.96                         20,917.04                        19,122.00
 3/31/2015                         22,934.13                         20,690.53                        18,788.00
 4/30/2015                         23,048.98                         20,685.89                        18,732.00
 5/31/2015                         23,373.42                         21,082.49                        19,168.00
 6/30/2015                         22,961.66                         20,885.38                        18,950.00
 7/31/2015                         23,740.31                         21,627.01                        19,753.00
 8/31/2015                         22,298.59                         20,205.36                        18,514.00
 9/30/2015                         21,746.97                         19,516.94                        17,952.00
10/31/2015                         23,619.51                         21,218.26                        19,558.00
11/30/2015                         23,685.81                         21,334.02                        19,614.00
12/31/2015                         23,338.22                         21,124.10                        19,408.00
 1/31/2016                         22,035.31                         19,444.08                        18,125.00
 2/29/2016                         22,025.91                         19,134.89                        17,803.00
 3/31/2016                         23,511.37                         20,227.77                        18,808.00
 4/30/2016                         23,296.67                         20,210.15                        18,665.00
 5/31/2016                         23,749.07                         20,702.61                        19,021.00
 6/30/2016                         23,655.80                         20,294.23                        18,937.00
 7/31/2016                         24,772.40                         21,457.86                        19,824.00

                                   [END CHART]

                       Data from 7/31/06 through 7/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund Shares to the following benchmarks:

o The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

o The unmanaged Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within the Lipper Large-Cap Growth Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Growth Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA AGGRESSIVE GROWTH FUND

================================================================================

USAA AGGRESSIVE GROWTH FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIAGX)

--------------------------------------------------------------------------------
                                              7/31/16              7/31/15
--------------------------------------------------------------------------------
Net Assets                                 $136.4 Million       $163.1 Million
Net Asset Value Per Share                     $40.39               $42.92

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
    1 YEAR                      5 YEARS              SINCE INCEPTION 8/01/08
    0.51%                        11.35%                       8.30%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/15*
--------------------------------------------------------------------------------
                                       0.68%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]


                                                        LIPPER LARGE-CAP          USAA AGGRESSIVE GROWTH
                            RUSSELL 1000                  GROWTH FUNDS              FUND INSTITUTIONAL
                            GROWTH INDEX                     INDEX                        SHARES
 7/31/2008                   $10,000.00                    $10,000.00                   $10,000.00
 8/31/2008                    10,107.67                     10,026.70                    10,012.48
 9/30/2008                     8,937.16                      8,741.47                     8,914.54
10/31/2008                     7,363.69                      7,214.80                     7,595.13
11/30/2008                     6,778.06                      6,491.05                     6,790.39
12/31/2008                     6,900.56                      6,665.41                     6,909.17
 1/31/2009                     6,568.61                      6,320.85                     6,357.57
 2/28/2009                     6,074.46                      5,908.55                     5,938.36
 3/31/2009                     6,616.28                      6,416.31                     6,341.81
 4/30/2009                     7,251.49                      7,096.14                     6,978.52
 5/31/2009                     7,610.95                      7,484.63                     7,460.77
 6/30/2009                     7,696.10                      7,487.57                     7,290.56
 7/31/2009                     8,242.73                      8,051.78                     7,832.71
 8/31/2009                     8,413.67                      8,210.62                     8,056.50
 9/30/2009                     8,771.55                      8,604.93                     8,409.52
10/31/2009                     8,652.74                      8,434.68                     8,261.38
11/30/2009                     9,184.30                      8,943.43                     8,879.17
12/31/2009                     9,468.18                      9,231.53                     8,926.20
 1/31/2010                     9,055.02                      8,747.88                     8,538.24
 2/28/2010                     9,366.21                      9,058.20                     8,789.46
 3/31/2010                     9,907.98                      9,627.15                     9,412.73
 4/30/2010                    10,018.69                      9,726.17                     9,552.65
 5/31/2010                     9,253.85                      8,944.83                     8,865.78
 6/30/2010                     8,744.28                      8,430.03                     8,264.76
 7/31/2010                     9,368.02                      9,001.80                     8,770.38
 8/31/2010                     8,930.64                      8,559.89                     8,318.82
 9/30/2010                     9,881.30                      9,477.45                     9,330.05
10/31/2010                    10,353.23                      9,975.17                     9,778.43
11/30/2010                    10,473.47                     10,075.00                     9,899.27
12/31/2010                    11,050.36                     10,627.81                    10,517.15
 1/31/2011                    11,331.58                     10,837.52                    10,759.87
 2/28/2011                    11,702.43                     11,130.76                    11,114.38
 3/31/2011                    11,716.72                     11,136.36                    11,191.03
 4/30/2011                    12,109.10                     11,474.04                    11,548.74
 5/31/2011                    11,977.27                     11,334.40                    11,363.50
 6/30/2011                    11,805.49                     11,184.36                    11,194.23
 7/31/2011                    11,687.16                     11,124.51                    11,050.51
 8/31/2011                    11,070.37                     10,376.57                    10,296.77
 9/30/2011                    10,254.66                      9,471.02                     9,405.71
10/31/2011                    11,380.00                     10,607.76                    10,635.32
11/30/2011                    11,378.90                     10,477.21                    10,491.60
12/31/2011                    11,342.31                     10,319.13                    10,299.97
 1/31/2012                    12,019.35                     11,026.47                    11,066.48
 2/29/2012                    12,594.18                     11,675.87                    11,641.36
 3/31/2012                    13,008.42                     12,088.46                    12,091.68
 4/30/2012                    12,988.33                     11,999.59                    11,928.80
 5/31/2012                    12,155.17                     11,079.58                    10,938.73
 6/30/2012                    12,485.22                     11,324.98                    11,238.94
 7/31/2012                    12,652.59                     11,342.50                    11,261.30
 8/31/2012                    12,993.00                     11,768.48                    11,666.91
 9/30/2012                    13,247.80                     12,057.45                    11,909.64
10/31/2012                    12,861.15                     11,638.26                    11,382.66
11/30/2012                    13,076.51                     11,897.21                    11,670.10
12/31/2012                    13,072.90                     11,961.73                    11,647.13
 1/31/2013                    13,633.19                     12,478.05                    12,179.13
 2/28/2013                    13,802.84                     12,544.72                    12,264.25
 3/31/2013                    14,320.63                     12,939.17                    12,696.94
 4/30/2013                    14,624.61                     13,106.89                    12,852.99
 5/31/2013                    14,896.29                     13,452.29                    13,257.30
 6/30/2013                    14,615.98                     13,179.73                    13,026.77
 7/31/2013                    15,390.94                     14,003.79                    13,714.82
 8/31/2013                    15,127.16                     13,835.45                    13,466.56
 9/30/2013                    15,801.28                     14,626.46                    14,190.07
10/31/2013                    16,500.26                     15,239.89                    14,782.36
11/30/2013                    16,965.72                     15,695.40                    15,246.97
12/31/2013                    17,450.34                     16,197.44                    15,704.57
 1/31/2014                    16,952.86                     15,810.78                    15,334.46
 2/28/2014                    17,825.47                     16,717.63                    16,137.02
 3/31/2014                    17,645.70                     16,179.41                    15,657.82
 4/30/2014                    17,646.42                     15,898.07                    15,318.88
 5/31/2014                    18,196.36                     16,475.27                    15,930.54
 6/30/2014                    18,550.98                     16,878.82                    16,253.90
 7/31/2014                    18,267.01                     16,703.98                    16,059.10
 8/31/2014                    19,103.97                     17,397.21                    16,756.48
 9/30/2014                    18,826.84                     17,093.82                    16,553.89
10/31/2014                    19,322.96                     17,593.56                    17,060.36
11/30/2014                    19,935.27                     18,036.71                    17,633.07
12/31/2014                    19,727.58                     17,871.76                    17,427.74
 1/31/2015                    19,425.49                     17,580.88                    17,085.66
 2/28/2015                    20,720.31                     18,689.66                    18,203.96
 3/31/2015                    20,484.66                     18,487.27                    17,892.60
 4/30/2015                    20,587.24                     18,483.12                    17,839.97
 5/31/2015                    20,877.03                     18,837.50                    18,260.97
 6/30/2015                    20,509.25                     18,661.37                    18,050.47
 7/31/2015                    21,204.73                     19,324.03                    18,822.30
 8/31/2015                    19,917.00                     18,053.77                    17,647.00
 9/30/2015                    19,424.29                     17,438.65                    17,111.97
10/31/2015                    21,096.84                     18,958.81                    18,646.88
11/30/2015                    21,156.05                     19,062.23                    18,703.89
12/31/2015                    20,845.59                     18,874.68                    18,510.81
 1/31/2016                    19,681.84                     17,373.55                    17,288.31
 2/29/2016                    19,673.44                     17,097.29                    16,979.00
 3/31/2016                    21,000.24                     18,073.79                    17,944.00
 4/30/2016                    20,808.48                     18,058.04                    17,808.00
 5/31/2016                    21,212.56                     18,498.06                    18,145.00
 6/30/2016                    21,129.25                     18,133.17                    18,071.00
 7/31/2016                    22,126.59                     19,172.89                    18,918.00

                                   [END CHART]

                       Data from 7/31/08 through 7/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

*The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA AGGRESSIVE GROWTH FUND

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/16 o
                                (% of Net Assets)

Amazon.com, Inc. .........................................................  3.6%
Alphabet, Inc. "C" .......................................................  3.4%
Facebook, Inc. "A" .......................................................  3.3%
Visa, Inc. "A" ...........................................................  2.9%
Apple, Inc. ..............................................................  2.9%
Microsoft Corp. ..........................................................  2.5%
Home Depot, Inc. .........................................................  2.2%
PepsiCo, Inc. ............................................................  2.1%
Bristol-Myers Squibb Co. .................................................  2.0%
Comcast Corp. "A" ........................................................  1.7%

                         o SECTOR ALLOCATION - 7/31/16 o

                        [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                     37.2%
CONSUMER DISCRETIONARY                                                     20.2%
HEALTH CARE                                                                18.6%
INDUSTRIALS                                                                 7.1%
CONSUMER STAPLES                                                            7.0%
FINANCIALS                                                                  3.9%
ENERGY                                                                      2.0%
MATERIALS                                                                   1.8%
TELECOMMUNICATION SERVICES                                                  1.1%
UTILITIES                                                                   0.4%

                                   [END CHART]

*Excludes money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 12-19.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2016:

 DIVIDEND RECEIVED                   LONG-TERM
DEDUCTION (CORPORATE                CAPITAL GAIN              QUALIFIED INTEREST
  SHAREHOLDERS)(1)                 DISTRIBUTIONS(2)                INCOME
--------------------------------------------------------------------------------
       100%                           $83,004,000                   $23,000
--------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA AGGRESSIVE GROWTH FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA AGGRESSIVE GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Aggressive Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Aggressive Growth Fund at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 21, 2016

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2016

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (99.3%)

              COMMON STOCKS (99.3%)

              CONSUMER DISCRETIONARY (20.2%)
              ------------------------------
              ADVERTISING (0.4%)
     69,017   Omnicom Group, Inc.                                                                       $    5,679
                                                                                                        ----------
              APPAREL RETAIL (0.8%)
     54,965   Ross Stores, Inc.                                                                              3,399
     87,960   TJX Companies, Inc.                                                                            7,188
                                                                                                        ----------
                                                                                                            10,587
                                                                                                        ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (1.4%)
     82,050   Lululemon Athletica, Inc.*                                                                     6,371
     96,249   Michael Kors Holdings Ltd.*                                                                    4,978
     99,400   Under Armour, Inc. "A"*                                                                        3,922
     86,126   Under Armour, Inc. "C"*                                                                        3,075
                                                                                                        ----------
                                                                                                            18,346
                                                                                                        ----------
              AUTOMOTIVE RETAIL (0.9%)
     43,734   O'Reilly Automotive, Inc.*                                                                    12,711
                                                                                                        ----------
              BROADCASTING (0.8%)
    137,198   Discovery Communications, Inc. "A"*                                                            3,442
    105,853   Scripps Networks Interactive "A"                                                               6,993
                                                                                                        ----------
                                                                                                            10,435
                                                                                                        ----------
              CABLE & SATELLITE (2.7%)
     54,796   Charter Communications, Inc. "A"*                                                             12,870
    341,208   Comcast Corp. "A"                                                                             22,946
                                                                                                        ----------
                                                                                                            35,816
                                                                                                        ----------
              CASINOS & GAMING (0.3%)
     68,357   Las Vegas Sands Corp.                                                                          3,462
                                                                                                        ----------
              FOOTWEAR (1.2%)
    289,300   NIKE, Inc. "B"                                                                                16,056
                                                                                                        ----------
              GENERAL MERCHANDISE STORES (0.9%)
     40,821   Dollar General Corp.                                                                           3,867
     92,500   Dollar Tree, Inc.*                                                                             8,907
                                                                                                        ----------
                                                                                                            12,774
                                                                                                        ----------

================================================================================

12  | USAA AGGRESSIVE GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              HOME IMPROVEMENT RETAIL (2.9%)
    207,897   Home Depot, Inc.                                                                          $   28,740
    118,158   Lowe's Companies, Inc.                                                                         9,722
                                                                                                        ----------
                                                                                                            38,462
                                                                                                        ----------
              HOTELS, RESORTS & CRUISE LINES (0.2%)
     41,257   Wyndham Worldwide Corp.                                                                        2,930
                                                                                                        ----------
              INTERNET RETAIL (5.1%)
     63,889   Amazon.com, Inc.*                                                                             48,480
     56,500   Netflix, Inc.*                                                                                 5,156
     10,942   Priceline Group, Inc.*                                                                        14,780
                                                                                                        ----------
                                                                                                            68,416
                                                                                                        ----------
              MOVIES & ENTERTAINMENT (0.7%)
     92,850   Time Warner, Inc.                                                                              7,117
     67,373   Viacom, Inc. "B"                                                                               3,063
                                                                                                        ----------
                                                                                                            10,180
                                                                                                        ----------
              RESTAURANTS (1.9%)
      3,058   Dominos Pizza, Inc.                                                                              451
     63,539   Dunkin' Brands Group, Inc.                                                                     2,879
     64,065   McDonald's Corp.                                                                               7,537
    262,050   Starbucks Corp.                                                                               15,212
                                                                                                        ----------
                                                                                                            26,079
                                                                                                        ----------
              Total Consumer Discretionary                                                                 271,933
                                                                                                        ----------
              CONSUMER STAPLES (7.0%)
              -----------------------
              DRUG RETAIL (1.1%)
    160,284   CVS Health Corp.                                                                              14,862
                                                                                                        ----------
              HOUSEHOLD PRODUCTS (0.6%)
    100,049   Colgate-Palmolive Co.                                                                          7,447
                                                                                                        ----------
              HYPERMARKETS & SUPER CENTERS (1.3%)
     79,369   Costco Wholesale Corp.                                                                        13,272
     57,773   Wal-Mart Stores, Inc.                                                                          4,216
                                                                                                        ----------
                                                                                                            17,488
                                                                                                        ----------
              PACKAGED FOODS & MEAT (0.6%)
     45,478   Hershey Co.                                                                                    5,037
     83,897   Mondelez International, Inc. "A"                                                               3,690
                                                                                                        ----------
                                                                                                             8,727
                                                                                                        ----------
              PERSONAL PRODUCTS (0.5%)
     67,712   Estee Lauder Companies, Inc. "A"                                                               6,290
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              SOFT DRINKS (2.2%)
     12,108   Monster Beverage Corp.*                                                                   $    1,945
    254,923   PepsiCo, Inc.                                                                                 27,766
                                                                                                        ----------
                                                                                                            29,711
                                                                                                        ----------
              TOBACCO (0.7%)
    141,706   Altria Group, Inc.                                                                             9,593
                                                                                                        ----------
              Total Consumer Staples                                                                        94,118
                                                                                                        ----------
              ENERGY (2.0%)
              -------------
              INTEGRATED OIL & GAS (0.7%)
    156,589   BP plc ADR                                                                                     5,387
     41,797   Chevron Corp.                                                                                  4,283
                                                                                                        ----------
                                                                                                             9,670
                                                                                                        ----------
              OIL & GAS EQUIPMENT & SERVICES (0.3%)
     62,711   Baker Hughes, Inc.                                                                             3,000
                                                                                                        ----------
              OIL & GAS EXPLORATION & PRODUCTION (1.0%)
     68,900   Diamondback Energy, Inc.*                                                                      6,049
     45,300   Pioneer Natural Resources Co.                                                                  7,364
                                                                                                        ----------
                                                                                                            13,413
                                                                                                        ----------
              Total Energy                                                                                  26,083
                                                                                                        ----------
              FINANCIALS (3.9%)
              -----------------
              DIVERSIFIED BANKS (0.7%)
    100,053   Bank of America Corp.                                                                          1,450
    117,731   JPMorgan Chase & Co.                                                                           7,531
                                                                                                        ----------
                                                                                                             8,981
                                                                                                        ----------
              MULTI-LINE INSURANCE (0.1%)
     39,700   American International Group, Inc.                                                             2,161
                                                                                                        ----------
              REITs - SPECIALIZED (1.8%)
     95,000   American Tower Corp.                                                                          10,998
     76,450   Crown Castle International Corp.                                                               7,418
     25,483   Public Storage                                                                                 6,088
                                                                                                        ----------
                                                                                                            24,504
                                                                                                        ----------
              SPECIALIZED FINANCE (1.3%)
     18,757   FactSet Research Systems, Inc.                                                                 3,225
     27,709   Intercontinental Exchange, Inc.                                                                7,321
     62,000   Moody's Corp.                                                                                  6,573
                                                                                                        ----------
                                                                                                            17,119
                                                                                                        ----------
              Total Financials                                                                              52,765
                                                                                                        ----------

================================================================================

14  | USAA AGGRESSIVE GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              HEALTH CARE (18.6%)
              -------------------
              BIOTECHNOLOGY (4.1%)
    122,297   Amgen, Inc.                                                                               $   21,039
    135,851   Celgene Corp.*                                                                                15,241
    115,943   Gilead Sciences, Inc.                                                                          9,214
     21,889   Regeneron Pharmaceuticals, Inc.*                                                               9,305
                                                                                                        ----------
                                                                                                            54,799
                                                                                                        ----------
              HEALTH CARE DISTRIBUTORS (0.4%)
     71,910   Cardinal Health, Inc.                                                                          6,012
                                                                                                        ----------
              HEALTH CARE EQUIPMENT (5.0%)
     38,820   Becton, Dickinson & Co.                                                                        6,832
    270,600   Boston Scientific Corp.*                                                                       6,570
     27,443   C.R. Bard, Inc.                                                                                6,140
    225,796   Danaher Corp.                                                                                 18,389
      8,840   Intuitive Surgical, Inc.*                                                                      6,151
     66,698   Medtronic plc                                                                                  5,845
     23,550   Stryker Corp.                                                                                  2,738
     33,739   Varian Medical Systems, Inc.*                                                                  3,196
     84,213   Zimmer Biomet Holdings, Inc.                                                                  11,044
                                                                                                        ----------
                                                                                                            66,905
                                                                                                        ----------
              HEALTH CARE FACILITIES (0.2%)
     38,797   HCA Holdings, Inc.*                                                                            2,993
                                                                                                        ----------
              LIFE SCIENCES TOOLS & SERVICES (0.8%)
     83,900   Quintiles Transnational Holdings, Inc.*                                                        6,514
     28,400   Thermo Fisher Scientific, Inc.                                                                 4,511
                                                                                                        ----------
                                                                                                            11,025
                                                                                                        ----------
              MANAGED HEALTH CARE (2.6%)
     62,785   Aetna, Inc.                                                                                    7,233
     17,478   Anthem, Inc.                                                                                   2,296
    112,600   Centene Corp.*                                                                                 7,944
    118,850   UnitedHealth Group, Inc.                                                                      17,019
                                                                                                        ----------
                                                                                                            34,492
                                                                                                        ----------
              PHARMACEUTICALS (5.5%)
     58,635   Allergan plc*                                                                                 14,832
     65,747   AstraZeneca plc ADR                                                                            2,245
    362,399   Bristol-Myers Squibb Co.                                                                      27,111
     76,162   Johnson & Johnson                                                                              9,538
    119,578   Merck & Co., Inc.                                                                              7,014
    258,500   Zoetis, Inc.                                                                                  13,046
                                                                                                        ----------
                                                                                                            73,786
                                                                                                        ----------
              Total Health Care                                                                            250,012
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              INDUSTRIALS (7.1%)
              ------------------
              AEROSPACE & DEFENSE (2.7%)
     28,439   Boeing Co.                                                                                $    3,801
    172,129   Honeywell International, Inc.                                                                 20,024
     25,100   Lockheed Martin Corp.                                                                          6,344
     44,500   Raytheon Co.                                                                                   6,209
                                                                                                        ----------
                                                                                                            36,378
                                                                                                        ----------
              AIR FREIGHT & LOGISTICS (0.4%)
     68,722   C.H. Robinson Worldwide, Inc.                                                                  4,784
                                                                                                        ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.3%)
     33,861   Cummins, Inc.                                                                                  4,157
                                                                                                        ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.8%)
     87,880   Emerson Electric Co.                                                                           4,912
     53,564   Rockwell Automation, Inc.                                                                      6,128
                                                                                                        ----------
                                                                                                            11,040
                                                                                                        ----------
              INDUSTRIAL MACHINERY (0.4%)
    122,116   Fortive Corp.*                                                                                 5,887
                                                                                                        ----------
              RAILROADS (0.5%)
     71,500   Kansas City Southern                                                                           6,872
                                                                                                        ----------
              RESEARCH & CONSULTING SERVICES (2.0%)
    168,455   Experian plc                                                                                   3,293
    191,187   IHS Markit Ltd.*                                                                               6,642
    188,770   Nielsen Holdings plc                                                                          10,167
     71,795   Verisk Analytics, Inc.*                                                                        6,123
                                                                                                        ----------
                                                                                                            26,225
                                                                                                        ----------
              Total Industrials                                                                             95,343
                                                                                                        ----------
              INFORMATION TECHNOLOGY (37.2%)
              ------------------------------
              APPLICATION SOFTWARE (3.3%)
     90,500   Adobe Systems, Inc.*                                                                           8,856
     59,299   Intuit, Inc.                                                                                   6,582
    155,100   Mobileye N.V.*                                                                                 7,431
    195,479   salesforce.com, Inc.*                                                                         15,990
     99,900   Splunk, Inc.*                                                                                  6,248
                                                                                                        ----------
                                                                                                            45,107
                                                                                                        ----------
              COMMUNICATIONS EQUIPMENT (0.8%)
    177,231   Cisco Systems, Inc.                                                                            5,411
     40,337   F5 Networks, Inc.*                                                                             4,978
                                                                                                        ----------
                                                                                                            10,389
                                                                                                        ----------

================================================================================

16  | USAA AGGRESSIVE GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              DATA PROCESSING & OUTSOURCED SERVICES (9.9%)
     20,225   Alliance Data Systems Corp.*                                                              $    4,684
    125,400   Fidelity National Information Services, Inc.                                                   9,973
     61,980   Fiserv, Inc.*                                                                                  6,840
     63,850   FleetCor Technologies, Inc.*                                                                   9,685
     47,438   Global Payments, Inc.                                                                          3,542
     71,319   Jack Henry & Associates, Inc.                                                                  6,365
    234,688   MasterCard, Inc. "A"                                                                          22,352
    123,922   Paychex, Inc.                                                                                  7,346
    450,169   PayPal Holdings, Inc.*                                                                        16,764
    118,410   Vantiv, Inc. "A"*                                                                              6,485
    495,100   Visa, Inc. "A"                                                                                38,643
                                                                                                        ----------
                                                                                                           132,679
                                                                                                        ----------
              HOME ENTERTAINMENT SOFTWARE (0.6%)
    160,600   Activision Blizzard, Inc.                                                                      6,450
     26,042   Electronic Arts, Inc.*                                                                         1,987
                                                                                                        ----------
                                                                                                             8,437
                                                                                                        ----------
              INTERNET SOFTWARE & SERVICES (9.4%)
     52,076   Alibaba Group Holding Ltd. ADR*                                                                4,295
     19,750   Alphabet, Inc. "A"*                                                                           15,629
     59,412   Alphabet, Inc. "C"*                                                                           45,676
     19,103   Baidu, Inc. ADR*                                                                               3,049
     28,500   CoStar Group, Inc.*                                                                            5,925
    124,062   eBay, Inc.*                                                                                    3,866
    362,371   Facebook, Inc. "A"*                                                                           44,912
    125,464   Yandex N.V. "A"*                                                                               2,716
                                                                                                        ----------
                                                                                                           126,068
                                                                                                        ----------
              IT CONSULTING & OTHER SERVICES (0.9%)
     75,012   Amdocs Ltd.                                                                                    4,378
     67,762   Cognizant Technology Solutions Corp. "A"*                                                      3,895
     38,015   Gartner, Inc.*                                                                                 3,811
                                                                                                        ----------
                                                                                                            12,084
                                                                                                        ----------
              SEMICONDUCTOR EQUIPMENT (0.3%)
    178,000   Applied Materials, Inc.                                                                        4,680
                                                                                                        ----------
              SEMICONDUCTORS (4.4%)
     68,600   Broadcom Ltd.                                                                                 11,112
     78,304   Cirrus Logic, Inc.*                                                                            3,805
     59,684   First Solar, Inc.*                                                                             2,786
    178,760   Linear Technology Corp.                                                                       10,724
    188,187   Maxim Integrated Products, Inc.                                                                7,674

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
     76,300   NXP Semiconductors N.V.*                                                                  $    6,416
    105,406   QUALCOMM, Inc.                                                                                 6,596
    142,852   Texas Instruments, Inc.                                                                        9,964
                                                                                                        ----------
                                                                                                            59,077
                                                                                                        ----------
              SYSTEMS SOFTWARE (4.7%)
    110,290   Check Point Software Technologies Ltd.*                                                        8,479
    588,400   Microsoft Corp.                                                                               33,350
    376,711   Oracle Corp.                                                                                  15,460
     80,600   ServiceNow, Inc.*                                                                              6,039
                                                                                                        ----------
                                                                                                            63,328
                                                                                                        ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.9%)
    370,547   Apple, Inc.                                                                                   38,615
                                                                                                        ----------
              Total Information Technology                                                                 500,464
                                                                                                        ----------
              MATERIALS (1.8%)
              ----------------
              DIVERSIFIED METALS & MINING (0.0%)
     12,951   Rio Tinto plc ADR                                                                                425
                                                                                                        ----------
              INDUSTRIAL GASES (0.1%)
     12,300   Air Products & Chemicals, Inc.                                                                 1,838
                                                                                                        ----------
              SPECIALTY CHEMICALS (1.7%)
     50,050   Ecolab, Inc.                                                                                   5,925
     57,200   PPG Industries, Inc.                                                                           5,989
     34,093   Sherwin-Williams Co.                                                                          10,219
                                                                                                        ----------
                                                                                                            22,133
                                                                                                        ----------
              Total Materials                                                                               24,396
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (1.1%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.1%)
    276,368   Verizon Communications, Inc.                                                                  15,313
                                                                                                        ----------
              UTILITIES (0.4%)
              ----------------
              ELECTRIC UTILITIES (0.4%)
     40,383   NextEra Energy, Inc.                                                                           5,181
                                                                                                        ----------
              Total Common Stocks                                                                        1,335,608
                                                                                                        ----------
              Total Equity Securities (cost: $965,765)                                                   1,335,608
                                                                                                        ----------
              MONEY MARKET INSTRUMENTS (0.9%)

              MONEY MARKET FUNDS (0.9%)
 12,212,867   State Street Institutional Liquid Reserves Fund Premier Class, 0.46%(a)
                (cost: $12,213)                                                                             12,213
                                                                                                        ----------

              TOTAL INVESTMENTS (COST: $977,978)                                                        $1,347,821
                                                                                                        ==========

================================================================================

18  | USAA AGGRESSIVE GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
($ IN 000s)                               VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------
ASSETS                                           LEVEL 1      LEVEL 2      LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                               $1,335,608           $-           $-      $1,335,608

Money Market Instruments:
  Money Market Funds                              12,213            -            -          12,213
--------------------------------------------------------------------------------------------------
Total                                         $1,347,821           $-           $-      $1,347,821
--------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2015, through July 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT   Real estate investment trust

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at July 31, 2016.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

20  | USAA AGGRESSIVE GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $977,978)          $1,347,821
   Cash denominated in foreign currencies (identified cost of $8)                  8
   Receivables:
      Capital shares sold                                                        450
      Dividends and interest                                                     781
      Securities sold                                                          8,078
                                                                          ----------
         Total assets                                                      1,357,138
                                                                          ----------
LIABILITIES
   Payables:
      Securities purchased                                                    11,118
      Capital shares redeemed                                                    893
   Accrued management fees                                                       512
   Accrued transfer agent's fees                                                  25
   Other accrued expenses and payables                                           105
                                                                          ----------
         Total liabilities                                                    12,653
                                                                          ----------
            Net assets applicable to capital shares outstanding           $1,344,485
                                                                          ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                        $  921,450
   Accumulated net realized gain on investments                               53,192
   Net unrealized appreciation of investments                                369,843
                                                                          ----------
            Net assets applicable to capital shares outstanding           $1,344,485
                                                                          ==========
   Net asset value, redemption price, and offering price per share:
         Fund Shares (net assets of $1,208,124/30,188
            capital shares outstanding, no par value)                     $    40.02
                                                                          ==========
         Institutional Shares (net assets of $136,361/3,376
            capital shares outstanding, no par value)                     $    40.39
                                                                          ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended July 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $11)                       $ 14,869
   Interest                                                                     82
                                                                          --------
      Total income                                                          14,951
                                                                          --------
EXPENSES
   Management fees                                                           5,969
   Administration and servicing fees:
      Fund Shares                                                            2,161
      Institutional Shares                                                     131
   Transfer agent's fees:
      Fund Shares                                                            1,890
      Institutional Shares                                                     131
   Custody and accounting fees:
      Fund Shares                                                              154
      Institutional Shares                                                      16
   Postage:
      Fund Shares                                                               98
   Shareholder reporting fees:
      Fund Shares                                                               53
   Trustees' fees                                                               29
   Registration fees:
      Fund Shares                                                               48
      Institutional Shares                                                      21
   Professional fees                                                           115
   Other                                                                        25
                                                                          --------
            Total expenses                                                  10,841
   Expenses paid indirectly:
      Fund Shares                                                              (35)
      Institutional Shares                                                      (4)
                                                                          --------
            Net expenses                                                    10,802
                                                                          --------
NET INVESTMENT INCOME                                                        4,149
                                                                          --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on:
      Investments                                                           82,165
      Foreign currency transactions                                              2
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                          (83,298)
                                                                          --------
            Net realized and unrealized loss                                (1,131)
                                                                          --------
   Increase in net assets resulting from operations                       $  3,018
                                                                          ========

See accompanying notes to financial statements.

================================================================================

22  | USAA AGGRESSIVE GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

------------------------------------------------------------------------------------------------------------------
                                                                                          2016                2015
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                            $    4,149          $    4,263
   Net realized gain on investments                                                     82,165              96,651
   Net realized gain on foreign currency transactions                                        2                   -
   Change in net unrealized appreciation/(depreciation)
      of investments                                                                   (83,298)            105,903
                                                                                    ------------------------------
      Increase in net assets resulting from operations                                   3,018             206,817
                                                                                    ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                      (10,240)            (22,980)
      Institutional Shares                                                              (1,324)             (3,308)
                                                                                    ------------------------------
           Total distributions of net investment income                                (11,564)            (26,288)
                                                                                    ------------------------------
   Net realized gains:
      Fund Shares                                                                      (68,053)           (108,265)
      Institutional Shares                                                              (7,384)            (13,990)
                                                                                    ------------------------------
           Total distributions of net realized gains                                   (75,437)           (122,255)
                                                                                    ------------------------------
      Distributions to shareholders                                                    (87,001)           (148,543)
                                                                                    ------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                          35,998             101,935
   Institutional Shares                                                                (18,398)             37,812
                                                                                    ------------------------------
       Total net increase in net assets from capital share
            transactions                                                                17,600             139,747
                                                                                    ------------------------------
   Net increase (decrease) in net assets                                               (66,383)            198,021

NET ASSETS
   Beginning of year                                                                 1,410,868           1,212,847
                                                                                    ------------------------------
   End of year                                                                      $1,344,485          $1,410,868
                                                                                    ==============================
Accumulated undistributed net investment income:
   End of year                                                                      $        -          $       26
                                                                                    ==============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Aggressive Growth Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of two classes of shares: Aggressive Growth Fund Shares (Fund Shares) and Aggressive Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

24  | USAA AGGRESSIVE GROWTH FUND

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

         equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

================================================================================

26  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.   Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since

================================================================================

28  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2016, brokerage commission recapture credits reduced the expenses of the Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    Shares and Institutional Shares by $35,000 and $4,000, respectively. Additionally, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds

================================================================================

30  | USAA AGGRESSIVE GROWTH FUND

================================================================================

increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended July 31, 2016, the Fund paid CAPCO facility fees of $8,000, which represents 1.9% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, non-REIT return of capital dividend, and distributions adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and decrease accumulated net realized gain on investments by $7,389,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2016, and 2015, was as follows:

                                                  2016                2015
                                             ---------------------------------
Ordinary income*                             $ 3,997,000          $  5,136,000
Long-term realized capital gain               83,004,000           143,407,000
                                             -----------          ------------
   Total distributions paid                  $87,001,000          $148,543,000
                                             ===========          ============

As of July 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains                               58,634,000
Unrealized appreciation of investments                             364,401,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2016, were $907,843,000 and $971,518,000, respectively.

As of July 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $983,421,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2016, for federal income tax purposes, were $370,926,000 and $6,526,000, respectively, resulting in net unrealized appreciation of $364,400,000.

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

32  | USAA AGGRESSIVE GROWTH FUND

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                          YEAR ENDED                      YEAR ENDED
                                         JULY 31, 2016                   JULY 31, 2015
--------------------------------------------------------------------------------------------
                                     SHARES        AMOUNT            SHARES         AMOUNT
                                     -------------------------------------------------------
  FUND SHARES:
  Shares sold                         2,862       $ 110,921           3,059        $ 125,750
  Shares issued from
    reinvested dividends              1,931          77,371           3,240          129,519
  Shares redeemed                    (3,928)       (152,294)         (3,718)        (153,334)
                                     -------------------------------------------------------
  Net increase from capital
    share transactions                  865       $  35,998           2,581        $ 101,935
                                     =======================================================
  INSTITUTIONAL SHARES:
  Shares sold                           438       $  17,011             999        $  42,027
  Shares issued from
    reinvested dividends                215           8,708             429           17,298
  Shares redeemed                    (1,077)        (44,117)           (516)         (21,513)
                                     -------------------------------------------------------
  Net increase (decrease) from
    capital share transactions         (424)      $ (18,398)            912        $  37,812
                                     =======================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee, which is accrued daily and paid monthly, is computed as a percentage of the Fund's average net assets at annualized rates of 0.50% of the first $750 million of average net assets, 0.40% of that portion of average net assets over $750 million but not over $1.5 billion, and 0.33% of that portion of average net assets over $1.5 billion. For the year ended July 31, 2016, the Fund's effective annualized base fee was 0.46% of the Fund's average net assets for the same period.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                  ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                               (IN BASIS POINTS)(1)
    -------------------------------------------------------------------------
    +/- 100 to 400                                     +/- 4
    +/- 401 to 700                                     +/- 5
    +/- 701 and greater                                +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

================================================================================

34  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $5,969,000, which included a less than (0.01%) performance adjustment for the Fund Shares and was less than $500. For the year ended July 31, 2016, the Institutional Shares did not incur any performance adjustment.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into Investment Subadvisory Agreements with Wellington Management Company LLP (Wellington Management) and Winslow Capital Management, LLC (Winslow Capital), under which Wellington Management and Winslow Capital each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.325% on the first $300 million, 0.30% on the next $700 million, and 0.28% on assets over $1 billion of the portion of the Fund's average net assets that Wellington Management manages. For the year ended July 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management, of $2,028,000.

    The Manager (not the Fund) pays Winslow Capital a subadvisory fee in the annual amount of 0.40% on the first $100 million, 0.35% on the next $250 million, 0.30% on the next $250 million, and 0.25% on the next $400 million of the portion of the Fund's average net assets that Winslow Capital manages. For the year ended July 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Winslow Capital, of $2,162,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. Prior to December 1, 2015, the administration and servicing fees for the Fund Shares was 0.25% of the Fund Shares' average net assets. For the year ended July 31, 2016, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,161,000 and $131,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2016, the Fund reimbursed the Manager $35,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2016, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,890,000 and $131,000, respectively. Additionally, the Institutional Shares recorded a capital contribution from SAS of less than $500 at July 31, 2016, for adjustments related to corrections to certain shareholder transactions.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

36  | USAA AGGRESSIVE GROWTH FUND

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                 0.1
Cornerstone Equity                                                       0.4
Target Retirement Income                                                 0.4
Target Retirement 2020                                                   1.0
Target Retirement 2030                                                   2.8
Target Retirement 2040                                                   3.3
Target Retirement 2050                                                   1.9
Target Retirement 2060                                                   0.2

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED JULY 31,
                                   ----------------------------------------------------------------------
                                         2016            2015           2014            2013         2012
                                   ----------------------------------------------------------------------
Net asset value at
  beginning of period              $    42.55      $    40.90     $    38.44      $    35.09     $  34.57
                                   ----------------------------------------------------------------------
Income from investment operations:
  Net investment income                   .33             .79            .79             .13          .00(a)
  Net realized and
    unrealized gain                      (.20)           5.75           5.47            6.73          .52
                                   ----------------------------------------------------------------------
Total from investment operations          .13            6.54           6.26            6.86          .52
                                   ----------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.33)           (.79)          (.89)           (.08)           -
  Realized capital gains                (2.33)          (4.10)         (2.91)          (3.43)           -
                                   ----------------------------------------------------------------------
Total distributions                     (2.66)          (4.89)         (3.80)          (3.51)           -
                                   ----------------------------------------------------------------------
Net asset value at end
  of period                        $    40.02      $    42.55     $    40.90      $    38.44     $  35.09
                                   ======================================================================
Total return (%)*                         .36           16.96          16.82           21.34         1.50
Net assets at end of
  period (000)                     $1,208,124      $1,247,753     $1,093,796      $1,009,963     $878,246
Ratios to average net assets:**
  Expenses (%)(b)                         .85             .88            .93            1.08         1.08
  Net investment income (loss) (%)        .30             .30            .17             .40         (.01)
Portfolio turnover (%)                     70              55             68              67           55

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $1,173,563,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:

                                         (.00%)(+)       (.00%)(+)      (.00%)(+)       (.01%)       (.01%)
    (+) Represents less than 0.01% of average net assets.

================================================================================

38  | USAA AGGRESSIVE GROWTH FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED JULY 31,
                                   ---------------------------------------------------------------------
                                       2016           2015           2014           2013            2012
                                   ---------------------------------------------------------------------
Net asset value at
  beginning of period              $  42.92       $  41.22       $  38.67       $  35.26        $  34.60
                                   ---------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                 .44            .21(a)        1.10            .30             .13
  Net realized and unrealized
    gain (loss)                        (.24)          6.47(a)        5.29           6.73             .53
                                   ---------------------------------------------------------------------
Total from investment operations        .20           6.68(a)        6.39           7.03             .66
                                   ---------------------------------------------------------------------
Less distributions from:
  Net investment income                (.40)          (.88)          (.93)          (.19)              -
  Realized capital gains              (2.33)         (4.10)         (2.91)         (3.43)              -
                                   ---------------------------------------------------------------------
Total distributions                   (2.73)         (4.98)         (3.84)         (3.62)              -
                                   ---------------------------------------------------------------------
Net asset value at end
  of period                        $  40.39       $  42.92       $  41.22       $  38.67        $  35.26
                                   =====================================================================
Total return (%)*                       .51          17.21          17.09          21.79            1.91
Net assets at end of
  period (000)                     $136,361       $163,115       $119,051       $165,058        $177,320
Ratios to average net assets:**
  Expenses (%)(b)                       .70            .68            .68            .71             .68
  Net investment income (%)             .45            .50            .43            .78             .37
Portfolio turnover (%)                   70             55             68             67              55

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $130,479,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios as follows:

                                       (.00%)(+)      (.00%)(+)      (.00%)(+)      (.00%)(+)       (.01%)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

EXPENSE EXAMPLE

July 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2016, through July 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

================================================================================

40  | USAA AGGRESSIVE GROWTH FUND

================================================================================

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                            BEGINNING               ENDING             DURING PERIOD*
                                          ACCOUNT VALUE          ACCOUNT VALUE        FEBRUARY 1, 2016 -
                                        FEBRUARY 1, 2016         JULY 31, 2016         JULY 31, 2016
                                        ----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00               $1,093.70                 $4.16

Hypothetical
  (5% return before expenses)               1,000.00                1,020.89                  4.02

INSTITUTIONAL SHARES
Actual                                      1,000.00                1,094.30                  3.59

Hypothetical
  (5% return before expenses)               1,000.00                1,021.43                  3.47

*Expenses are equal to the annualized expense ratio of 0.80% for Fund Shares and 0.69% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 9.37% for Fund Shares and 9.43% for Institutional Shares for the six-month period of February 1, 2016, through July 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements between the Manager and the Subadvisers with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and each Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance

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42  | USAA AGGRESSIVE GROWTH FUND

================================================================================

and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

experience and qualifications of its personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and
(ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate--which includes advisory and administrative services and the effects of any performance adjustment--was

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44  | USAA AGGRESSIVE GROWTH FUND

================================================================================

below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were equal to the median of its expense group and below the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended December 31, 2015, was above the average of its performance universe and lower than its Lipper index for the three-year period ended December 31, 2015, and was lower than the average of its performance universe and its Lipper index for the five- and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one- and three-year periods ended December 31, 2015 and was in the bottom 50% of its performance universe for the five- and ten-year periods ended December 31, 2015. The Board took into account management's discussion of the Fund's performance and continued monitoring of the Fund's performance.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale were currently reflected in the advisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board also considered that the Manager pays the Fund's subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with

================================================================================

46  | USAA AGGRESSIVE GROWTH FUND

================================================================================

similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by each Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of each Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering each Subadvisory Agreement, although the Board noted that each Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2015, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's

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48  | USAA AGGRESSIVE GROWTH FUND

================================================================================

focus on each Subadviser's performance. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call
(800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

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50  | USAA AGGRESSIVE GROWTH FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

52  | USAA AGGRESSIVE GROWTH FUND

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

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54  | USAA AGGRESSIVE GROWTH FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

56  | USAA AGGRESSIVE GROWTH FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby serves as the Funds' anti-money laundering compliance officer.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
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   =============================================================================
   23417-0916                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                                   [GRAPHIC OF USAA GROWTH FUND]

 ==============================================================

          ANNUAL REPORT
          USAA GROWTH FUND
          FUND SHARES o INSTITUTIONAL SHARES
          JULY 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... PLAN FOR A STRONGER FUTURE BY STAYING
FOCUSED ON THEIR LONG-TERM OBJECTIVES, USING       [PHOTO OF BROOKS ENGLEHARDT]
AN INVESTMENT PLAN THAT IS BASED ON THEIR
PERSONAL TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

SEPTEMBER 2016

Investors may be feeling a bit of whiplash as they look back over the reporting period ended July 31, 2016. Stocks and corporate bonds took a dive during the first half of the reporting period and then moved up sharply in the second half. Essentially, it was a tale of two markets.

In the first half of the reporting period, stocks and corporate bonds retreated on concerns about the global economy with worries about China's growth, a major catalyst. A key issue was the price of oil, which typically is a barometer of global economic growth expectations. Oil prices remained low amid persistent oversupply and weaker-than-expected demand. In mid-February 2016, stocks and corporate bonds reversed direction as investors appeared to overcome most of their previous fears about China and the broader global economy. The markets generally continued to advance during the second half of the reporting period as global central banks maintained lower-for-longer monetary policies and, in some cases, increased their ongoing stimulative measures. Although oil prices remained volatile, the prices of many other commodities rose. For the reporting period as a whole, U.S. stocks and corporate bonds posted modest gains while global stocks generally declined.

In the U.S. Treasury market, it was a slightly different story. During the first four months of the reporting period, longer-term yields edged up as positive economic trends and a pickup in inflation suggested that the Federal Reserve (the Fed) might raise short-term interest rates. As yields rose, prices--which move in the opposite direction--fell. In December 2015, the Fed ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%--the first increase in nearly a decade. At the same time, Fed policymakers signaled that four interest rate increases may be on tap for 2016. The Fed has more influence over short-term interest rates than it has over longer-term interest rates. So despite the Fed's forecast, longer-term yields plunged in early 2016 as an increase in market volatility drove a safe-haven flight into U.S. Treasuries. Longer-term yields fell further in late March 2016 after the Fed lowered its previous forecast to two interest rate increases in 2016. In June 2016,

================================================================================

================================================================================

a weak U.S. jobs report and market volatility unleashed by the "Brexit" referendum (the United Kingdom's vote to leave the European Union) sent yields lower still. By the end of the reporting period, though some Fed policymakers noted that one interest rate increase was still possible, the markets were anticipating that no interest rate increases would occur in 2016. As a result of the sharp drop in yields, longer-term U.S. Treasuries were among the strongest-performing assets of the reporting period.

At USAA Investments, we have been saying for some time that Fed policymakers are likely to take a "lower-for-longer" approach to interest rate increases in order to avoid negatively affecting a U.S. economy that has struggled to build strong growth momentum. This view is supported, we believe, by the weak 1.2% gross domestic product growth recorded in the second quarter of 2016. Clearly, the United States economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to return to a normal rate of economic growth. We believe growth of the U.S. economy will continue to be low and slow throughout 2016 as it did in 2015.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation for the risks assumed. But it is important to remember that market conditions are always in fluctuation and time horizon matters. We believe that it is important for investors to plan for a stronger future by staying focused on their long-term objectives, using an investment plan that is based on their personal time horizon and risk tolerance. An investment plan can also keep investors from making hasty portfolio decisions based on market turmoil, and give them flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help you tailor your investment allocations to your long-term goals, time horizon, and tolerance for risk.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY ON THE FUND                                              2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Distributions to Shareholders                                            11

    Report of Independent Registered
      Public Accounting Firm                                                 12

    Portfolio of Investments                                                 13

    Notes to Portfolio of Investments                                        19

    Financial Statements                                                     20

    Notes to Financial Statements                                            23

EXPENSE EXAMPLE                                                              38

ADVISORY AGREEMENT(S)                                                        40

TRUSTEES' AND OFFICERS' INFORMATION                                          48

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

209370-0916

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GROWTH FUND (THE FUND) SEEKS LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets primarily in a diversified portfolio of equity securities selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Loomis, Sayles & Company, L.P.                 Renaissance Investment Management

    AZIZ V. HAMZAOGULLARI, CFA                       MICHAEL E. SCHROER, CFA
                                                      PAUL A. RADOMSKI, CFA

--------------------------------------------------------------------------------

o   PLEASE DISCUSS THE MARKET CONDITIONS DURING THE REPORTING PERIOD.

    For the first half of the reporting period ended July 31, 2016, U.S. stock market indexes were down sharply, due to weak corporate earnings growth as well as global economic worries, the collapse in commodity prices, geopolitical uncertainty, and a strengthening U.S. dollar. On December 16, 2015, the Federal Reserve (the Fed) raised short-term interest rates as widely expected. The markets then began 2016 in "risk off " mode due to fears of economic slowdowns in the United States and China, falling commodity prices, and uncertainty over the pace of interest rate increases by the Fed. In mid-February 2016, the market turned upwards and rallied into the quarter ending 2016. After a mixed start to the second calendar quarter of 2016, volatility returned to global markets in late June 2016 after investors were surprised by the United Kingdom's vote to exit the European Union. The news prompted U.S. stocks to post significant declines for several days before rebounding and continuing their upward trend.

o   HOW DID THE USAA GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2016, the Fund Shares and

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA GROWTH FUND

================================================================================

    Institutional Shares had total returns of 5.25% and 5.34%, respectively. This compares to returns of 4.35% for the Russell 1000(R) Growth Index (the Index) and -0.78% for the Lipper Large-Cap Growth Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Loomis, Sayles & Company, L.P. (Loomis Sayles) and Renaissance Investment Management (Renaissance) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID LOOMIS SAYLES' PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    Loomis Sayles' portion of the Fund posted positive returns that outperformed the Index during the reporting period. Through their proprietary, bottom-up research framework, Loomis Sayles looks to invest in high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Stock selection in the information technology, consumer discretionary, energy, health care, and industrials sectors, as well as allocations to the consumer staples, information technology, and health care sectors contributed positively to relative performance. Stock selection in financials and consumer staples, as well as their allocation to the energy sector, detracted from relative return. Top individual contributors included Amazon.com, Inc. (Amazon), Facebook, Inc. "A", and Alphabet, Inc. "A" and Alphabet, Inc. "C". Amazon reported strong growth in revenue and gross merchandise volume that was well above Loomis Sayles' estimate of mid-teens growth for international e-commerce and low double-digit growth in global retail sales. The largest individual detractors included Novartis AG ADR. (Novartis), SEI Investments Co., and Greenhill & Co., Inc. Novartis branded and generic pharmaceutical businesses reported solid results during the reporting period that were modestly offset by weakness in the company's Alcon eye care division.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    During the reporting period, Loomis Sayles initiated positions in Cerner Corp. and Regeneron Pharmaceuticals, Inc., and sold holdings in Zimmer Biomet Holdings, Inc. and Lowe's Companies, Inc., as both holdings reached intrinsic value estimates.

o   HOW DID RENAISSANCE'S PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    Renaissance's portion of the portfolio underperformed over the reporting period, with strong relative performance in the industrials, materials, and energy sectors offset by weak relative performance within the financials, consumer staples, consumer discretionary, and health care sectors. Interest rates are being perceived as remaining "lower for longer", which has helped bolster the share prices of the consumer staples sector, which is considered a bond proxy, with safe predictable returns, but higher yields than bonds in a low interest rate environment, although Renaissance's position has little exposure to that sector. Within the consumer discretionary sector, cruise ship holdings underperformed despite solid underlying business and industry fundamentals. In the energy sector, the Fund's portfolio benefited from a relative underweight allocation compared to the benchmark, while strong performance from Dow Chemical Co. drove outperformance within the materials sector. Within the Industrials sector Renaissance's portion of the Fund experienced strong performance from several holdings, including Masco Corp. (Masco) and Cintas Corp. (Cintas). A rebound in commercial construction has led to strong demand for Masco's building products, and the company's operating margins have expanded due to higher volume and a more profitable business mix. Cintas uniform rental business reported revenues above expectations recently, and the company raised their guidance for 2017 well above consensus expectations. However, although our overall positioning within the sector was additive to performance, our airline positions (Southwest Airlines and Alaska Air) were a headwind. Our performance within the Industrials sector was positive, however our positions in the airline industry were a detraction. In addition, holdings in the technology

================================================================================

4  | USAA GROWTH FUND

================================================================================

    sector were some of the top performers on an absolute basis, with Texas Instruments, Inc., especially strong. Growing demand from the automotive industry for in-car "infotainment" systems, as well as broad demand from industrial customers, led to growth for the company's semiconductor products.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging-market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USAAX)

--------------------------------------------------------------------------------
                                            7/31/16                    7/31/15
--------------------------------------------------------------------------------
Net Assets                               $1.1 Billion               $1.3 Billion
Net Asset Value Per Share                   $25.53                     $25.91

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                         10 YEARS
    5.25%                           14.44%                           7.99%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 7/31/15*
--------------------------------------------------------------------------------
                                      1.11%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       RUSSELL 1000             USAA GROWTH          LIPPER LARGE-CAP
                       GROWTH INDEX             FUND SHARES         GROWTH FUNDS INDEX
 7/31/2006              $10,000.00              $10,000.00              $10,000.00
 8/31/2006               10,312.23               10,109.00               10,231.54
 9/30/2006               10,595.48               10,420.00               10,452.15
10/31/2006               10,967.90               10,739.00               10,766.61
11/30/2006               11,185.71               10,920.00               11,012.59
12/31/2006               11,223.43               10,978.00               11,070.85
 1/31/2007               11,511.93               11,413.00               11,356.59
 2/28/2007               11,295.59               11,007.00               11,100.24
 3/31/2007               11,356.81               11,159.00               11,183.77
 4/30/2007               11,891.54               11,478.00               11,637.82
 5/31/2007               12,319.22               11,920.00               12,031.92
 6/30/2007               12,135.45               11,771.00               11,918.44
 7/31/2007               11,947.31               11,619.00               11,767.21
 8/31/2007               12,137.69               11,829.00               11,961.13
 9/30/2007               12,646.14               12,641.00               12,690.77
10/31/2007               13,076.54               13,409.00               13,257.88
11/30/2007               12,594.84               12,815.00               12,717.37
12/31/2007               12,549.29               13,141.00               12,728.47
 1/31/2008               11,570.74               11,510.00               11,639.28
 2/29/2008               11,340.93               11,256.00               11,396.80
 3/31/2008               11,271.88               11,264.00               11,299.83
 4/30/2008               11,863.66               11,952.00               11,996.16
 5/31/2008               12,298.50               12,286.00               12,323.70
 6/30/2008               11,412.74               11,496.00               11,417.05
 7/31/2008               11,195.76               11,126.00               11,191.77
 8/31/2008               11,316.31               11,017.00               11,221.65
 9/30/2008               10,005.83                9,502.00                9,783.26
10/31/2008                8,244.21                7,857.00                8,074.64
11/30/2008                7,588.55                7,118.00                7,264.63
12/31/2008                7,725.70                7,200.00                7,459.77
 1/31/2009                7,354.06                6,945.00                7,074.15
 2/28/2009                6,800.82                6,459.00                6,612.72
 3/31/2009                7,407.43                6,916.00                7,180.99
 4/30/2009                8,118.59                7,367.00                7,941.84
 5/31/2009                8,521.04                7,665.00                8,376.63
 6/30/2009                8,616.37                7,657.00                8,379.91
 7/31/2009                9,228.36                8,079.00                9,011.37
 8/31/2009                9,419.74                8,217.00                9,189.14
 9/30/2009                9,820.42                8,602.00                9,630.44
10/31/2009                9,687.40                8,398.00                9,439.89
11/30/2009               10,282.53                8,885.00               10,009.29
12/31/2009               10,600.34                9,206.00               10,331.72
 1/31/2010               10,137.78                8,646.00                9,790.42
 2/28/2010               10,486.18                9,061.00               10,137.73
 3/31/2010               11,092.73                9,635.00               10,774.49
 4/30/2010               11,216.68                9,722.00               10,885.31
 5/31/2010               10,360.38                8,995.00               10,010.85
 6/30/2010               9,789.88                 8,494.00                9,434.70
 7/31/2010               10,488.21                9,104.00               10,074.61
 8/31/2010                9,998.52                8,530.00                9,580.03
 9/30/2010               11,062.87                9,592.00               10,606.94
10/31/2010               11,591.23               10,079.00               11,163.98
11/30/2010               11,725.84               10,195.00               11,275.70
12/31/2010               12,371.72               10,703.00               11,894.40
 1/31/2011               12,686.57               10,805.00               12,129.10
 2/28/2011               13,101.76               11,023.00               12,457.29
 3/31/2011               13,117.76               11,110.00               12,463.56
 4/30/2011               13,557.06               11,532.00               12,841.49
 5/31/2011               13,409.47               11,423.00               12,685.20
 6/30/2011               13,217.14               11,234.00               12,517.27
 7/31/2011               13,084.66               10,986.00               12,450.30
 8/31/2011               12,394.12               10,273.00               11,613.22
 9/30/2011               11,480.87                9,539.00               10,599.75
10/31/2011               12,740.77               10,717.00               11,871.96
11/30/2011               12,739.54               10,586.00               11,725.85
12/31/2011               12,698.58               10,489.00               11,548.93
 1/31/2012               13,456.58               11,153.00               12,340.58
 2/29/2012               14,100.13               11,583.00               13,067.37
 3/31/2012               14,563.92               11,956.00               13,529.13
 4/30/2012               14,541.42               11,861.00               13,429.67
 5/31/2012               13,608.64               10,999.00               12,400.02
 6/30/2012               13,978.16               11,343.00               12,674.66
 7/31/2012               14,165.53               11,467.00               12,694.26
 8/31/2012               14,546.64               11,868.00               13,171.01
 9/30/2012               14,831.92               12,153.00               13,494.42
10/31/2012               14,399.03               11,853.00               13,025.27
11/30/2012               14,640.15               12,262.00               13,315.08
12/31/2012               14,636.10               12,369.00               13,387.30
 1/31/2013               15,263.39               13,138.00               13,965.15
 2/28/2013               15,453.33               13,263.00               14,039.76
 3/31/2013               16,033.03               13,571.00               14,481.22
 4/30/2013               16,373.36               13,746.00               14,668.93
 5/31/2013               16,677.53               14,193.00               15,055.50
 6/30/2013               16,363.70               13,966.00               14,750.46
 7/31/2013               17,231.33               14,692.00               15,672.72
 8/31/2013               16,936.01               14,362.00               15,484.32
 9/30/2013               17,690.73               15,051.00               16,369.60
10/31/2013               18,473.29               15,688.00               17,056.14
11/30/2013               18,994.41               16,157.00               17,565.93
12/31/2013               19,536.98               16,776.00               18,127.80
 1/31/2014               18,980.01               16,340.00               17,695.07
 2/28/2014               19,956.97               17,145.00               18,709.98
 3/31/2014               19,755.70               17,027.00               18,107.63
 4/30/2014               19,756.50               16,887.00               17,792.75
 5/31/2014               20,372.20               17,433.00               18,438.74
 6/30/2014               20,769.23               17,780.00               18,890.39
 7/31/2014               20,451.31               17,440.00               18,694.71
 8/31/2014               21,388.34               18,223.00               19,470.56
 9/30/2014               21,078.07               17,987.00               19,131.01
10/31/2014               21,633.52               18,482.00               19,690.30
11/30/2014               22,319.05               19,353.00               20,186.28
12/31/2014               22,086.52               19,259.00               20,001.67
 1/31/2015               21,748.32               18,832.00               19,676.12
 2/28/2015               23,197.96               20,058.00               20,917.04
 3/31/2015               22,934.13               19,789.00               20,690.53
 4/30/2015               23,048.98               19,797.00               20,685.89
 5/31/2015               23,373.42               20,113.00               21,082.49
 6/30/2015               22,961.66               19,670.00               20,885.38
 7/31/2015               23,740.31               20,493.00               21,627.01
 8/31/2015               22,298.59               19,212.00               20,205.36
 9/30/2015               21,746.97               18,808.00               19,516.94
10/31/2015               23,619.51               20,485.00               21,218.26
11/30/2015               23,685.81               20,604.00               21,334.02
12/31/2015               23,338.22               20,343.00               21,124.10
 1/31/2016               22,035.31               19,084.00               19,444.08
 2/29/2016               22,025.91               18,958.00               19,134.89
 3/31/2016               23,511.37               20,242.00               20,227.77
 4/30/2016               23,296.67               20,217.00               20,210.15
 5/31/2016               23,749.07               20,715.00               20,702.61
 6/30/2016               23,655.80               20,436.00               20,294.23
 7/31/2016               24,772.40               21,568.00               21,457.86

                                   [END CHART]

                       Data from 7/31/06 through 7/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth Fund Shares to the following benchmarks:

o The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

o The unmanaged Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds in the Lipper Large-Cap Growth Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Growth Funds Index reflects the fees and expenses of the underlying funds included in the index.

--------------------------------------------------------------------------------

                                                        INVESTMENT OVERVIEW |  7

--------------------------------------------------------------------------------

USAA GROWTH FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIGRX)

--------------------------------------------------------------------------------
                                             7/31/16                  7/31/15
--------------------------------------------------------------------------------
Net Assets                                 $1.0 Billion           $866.0 Million
Net Asset Value Per Share                     $25.48                  $25.86

-----------------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
-----------------------------------------------------------------------------------------
  1 YEAR                           5 YEARS                   SINCE INCEPTION 8/01/08
  5.34%                            14.50%                              8.80%

-----------------------------------------------------------------------------------------
                               EXPENSE RATIO AS OF 7/31/15*
-----------------------------------------------------------------------------------------
                                          1.01%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       RUSSELL 1000           USAA GROWTH FUND            LIPPER LARGE-CAP
                       GROWTH INDEX         INSTITUTIONAL SHARES         GROWTH FUNDS INDEX
 7/31/2008              $10,000.00              $10,000.00                   $10,000.00
 8/31/2008               10,107.67                9,980.30                    10,026.70
 9/30/2008                8,937.16                8,608.01                     8,741.47
10/31/2008                7,363.69                7,117.53                     7,214.80
11/30/2008                6,778.06                6,447.80                     6,491.05
12/31/2008                6,900.56                6,520.15                     6,665.41
 1/31/2009                6,568.61                6,289.64                     6,320.85
 2/28/2009                6,074.46                5,854.96                     5,908.55
 3/31/2009                6,616.28                6,269.88                     6,416.31
 4/30/2009                7,251.49                6,671.63                     7,096.14
 5/31/2009                7,610.95                6,941.65                     7,484.63
 6/30/2009                7,696.10                6,941.65                     7,487.57
 7/31/2009                8,242.73                7,323.64                     8,051.78
 8/31/2009                8,413.67                7,448.78                     8,210.62
 9/30/2009                8,771.55                7,797.83                     8,604.93
10/31/2009                8,652.74                7,613.43                     8,434.68
11/30/2009                9,184.30                8,054.69                     8,943.43
12/31/2009                9,468.18                8,348.25                     9,231.53
 1/31/2010                9,055.02                7,840.09                     8,747.88
 2/28/2010                9,366.21                8,216.26                     9,058.20
 3/31/2010                9,907.98                8,744.21                     9,627.15
 4/30/2010               10,018.69                8,823.41                     9,726.17
 5/31/2010                9,253.85                8,163.47                     8,944.83
 6/30/2010                8,744.28                7,701.51                     8,430.03
 7/31/2010                9,368.02                8,262.46                     9,001.80
 8/31/2010                8,930.64                7,741.10                     8,559.89
 9/30/2010                9,881.30                8,704.62                     9,477.45
10/31/2010               10,353.23                9,153.38                     9,975.17
11/30/2010               10,473.47                9,258.97                    10,075.00
12/31/2010               11,050.36                9,716.04                    10,627.81
 1/31/2011               11,331.58                9,815.11                    10,837.52
 2/28/2011               11,702.43               10,013.27                    11,130.76
 3/31/2011               11,716.72               10,092.53                    11,136.36
 4/30/2011               12,109.10               10,475.62                    11,474.04
 5/31/2011               11,977.27               10,376.54                    11,334.40
 6/30/2011               11,805.49               10,204.81                    11,184.36
 7/31/2011               11,687.16                9,980.24                    11,124.51
 8/31/2011               11,070.37                9,339.55                    10,376.57
 9/30/2011               10,254.66                8,672.44                     9,471.02
10/31/2011               11,380.00                9,742.46                    10,607.76
11/30/2011               11,378.90                9,623.57                    10,477.21
12/31/2011               11,342.31                9,534.56                    10,319.13
 1/31/2012               12,019.35               10,138.35                    11,026.47
 2/29/2012               12,594.18               10,529.81                    11,675.87
 3/31/2012               13,008.42               10,868.20                    12,088.46
 4/30/2012               12,988.33               10,781.94                    11,999.59
 5/31/2012               12,155.17               10,005.64                    11,079.58
 6/30/2012               12,485.22               10,310.86                    11,324.98
 7/31/2012               12,652.59               10,423.65                    11,342.50
 8/31/2012               12,993.00               10,788.58                    11,768.48
 9/30/2012               13,247.80               11,053.98                    12,057.45
10/31/2012               12,861.15               10,775.31                    11,638.26
11/30/2012               13,076.51               11,153.51                    11,897.21
12/31/2012               13,072.90               11,249.13                    11,961.73
 1/31/2013               13,633.19               11,950.11                    12,478.05
 2/28/2013               13,802.84               12,063.60                    12,544.72
 3/31/2013               14,320.63               12,337.32                    12,939.17
 4/30/2013               14,624.61               12,504.22                    13,106.89
 5/31/2013               14,896.29               12,904.79                    13,452.29
 6/30/2013               14,615.98               12,697.83                    13,179.73
 7/31/2013               15,390.94               13,365.43                    14,003.79
 8/31/2013               15,127.16               13,065.01                    13,835.45
 9/30/2013               15,801.28               13,685.88                    14,626.46
10/31/2013               16,500.26               14,266.70                    15,239.89
11/30/2013               16,965.72               14,693.96                    15,695.40
12/31/2013               17,450.34               15,253.33                    16,197.44
 1/31/2014               16,952.86               14,863.08                    15,810.78
 2/28/2014               17,825.47               15,589.75                    16,717.63
 3/31/2014               17,645.70               15,482.09                    16,179.41
 4/30/2014               17,646.42               15,360.98                    15,898.07
 5/31/2014               18,196.36               15,852.16                    16,475.27
 6/30/2014               18,550.98               16,168.39                    16,878.82
 7/31/2014               18,267.01               15,858.89                    16,703.98
 8/31/2014               19,103.97               16,572.10                    17,397.21
 9/30/2014               18,826.84               16,356.79                    17,093.82
10/31/2014               19,322.96               16,807.59                    17,593.56
11/30/2014               19,935.27               17,594.82                    18,036.71
12/31/2014               19,727.58               17,512.60                    17,871.76
 1/31/2015               19,425.49               17,130.49                    17,580.88
 2/28/2015               20,720.31               18,240.79                    18,689.66
 3/31/2015               20,484.66               17,995.66                    18,487.27
 4/30/2015               20,587.24               18,010.08                    18,483.12
 5/31/2015               20,877.03               18,298.47                    18,837.50
 6/30/2015               20,509.25               17,894.72                    18,661.37
 7/31/2015               21,204.73               18,644.55                    19,324.03
 8/31/2015               19,917.00               17,476.56                    18,053.77
 9/30/2015               19,424.29               17,116.07                    17,438.65
10/31/2015               21,096.84               18,644.55                    18,958.81
11/30/2015               21,156.05               18,752.70                    19,062.23
12/31/2015               20,845.59               18,514.45                    18,874.68
 1/31/2016               19,681.84               17,373.66                    17,373.55
 2/29/2016               19,673.44               17,266.00                    17,097.29
 3/31/2016               21,000.24               18,430.00                    18,073.79
 4/30/2016               20,808.48               18,407.00                    18,058.04
 5/31/2016               21,212.56               18,869.00                    18,498.06
 6/30/2016               21,129.25               18,607.00                    18,133.17
 7/31/2016               22,126.59               19,640.00                    19,172.89

                                   [END CHART]

                       Data from 7/31/08 through 7/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

*The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Growth Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/16 o
                                (% of Net Assets)

Amazon.com, Inc. .......................................................  4.3%
Facebook, Inc. "A" .....................................................  4.1%
Oracle Corp. ...........................................................  3.5%
Cisco Systems, Inc. ....................................................  3.2%
Visa, Inc. "A" .........................................................  3.0%
Monster Beverage Corp. .................................................  2.8%
Alibaba Group Holding Ltd. ADR .........................................  2.7%
QUALCOMM, Inc. .........................................................  2.7%
Alphabet, Inc. "A" .....................................................  2.5%
Microsoft Corp. ........................................................  2.5%

                         o SECTOR ALLOCATION - 7/31/16 o

                   [PIE CHART OF SECTOR ALLOCATION - 7/31/16]

INFORMATION TECHNOLOGY                                                   38.3%
CONSUMER DISCRETIONARY                                                   16.0%
HEALTH CARE                                                              15.7%
CONSUMER STAPLES                                                         12.2%
INDUSTRIALS                                                               8.9%
FINANCIALS                                                                5.9%
ENERGY                                                                    1.6%
MATERIALS                                                                 0.7%

                                   [END CHART]

*Excludes money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 13-18.

================================================================================

10  | USAA GROWTH FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2016:

 DIVIDEND RECEIVED                  LONG-TERM
DEDUCTION (CORPORATE               CAPITAL GAIN             QUALIFIED INTEREST
  SHAREHOLDERS)(1)                DISTRIBUTIONS(2)                INCOME
------------------------------------------------------------------------------
      85.86%                       $117,517,000                  $17,000
------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth Fund at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 21, 2016

================================================================================

12  | USAA GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2016

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES    SECURITY                                                                                      (000)
----------------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (99.3%)

             COMMON STOCKS (99.3%)

             CONSUMER DISCRETIONARY (16.0%)
             ------------------------------
             ADVERTISING (0.7%)
   701,844   Interpublic Group of Companies, Inc.                                                     $   16,185
                                                                                                      ----------
             APPAREL RETAIL (1.3%)
   222,025   Foot Locker, Inc.                                                                            13,237
   229,192   Ross Stores, Inc.                                                                            14,171
                                                                                                      ----------
                                                                                                          27,408
                                                                                                      ----------
             AUTOMOTIVE RETAIL (1.5%)
    19,307   AutoZone, Inc.*                                                                              15,715
    54,889   O'Reilly Automotive, Inc.*                                                                   15,953
                                                                                                      ----------
                                                                                                          31,668
                                                                                                      ----------
             BROADCASTING (0.7%)
   218,489   Scripps Networks Interactive "A"                                                             14,433
                                                                                                      ----------
             GENERAL MERCHANDISE STORES (1.4%)
   177,295   Dollar General Corp.                                                                         16,797
   166,535   Target Corp.                                                                                 12,545
                                                                                                      ----------
                                                                                                          29,342
                                                                                                      ----------
             HOME IMPROVEMENT RETAIL (1.4%)
   114,646   Home Depot, Inc.                                                                             15,849
   188,413   Lowe's Companies, Inc.                                                                       15,502
                                                                                                      ----------
                                                                                                          31,351
                                                                                                      ----------
             HOTELS, RESORTS & CRUISE LINES (1.8%)
   275,307   Carnival Corp.                                                                               12,862
   205,506   Marriott International, Inc. "A"                                                             14,735
   151,495   Royal Caribbean Cruises Ltd.                                                                 10,974
                                                                                                      ----------
                                                                                                          38,571
                                                                                                      ----------
             INTERNET RETAIL (4.3%)
   123,696   Amazon.com, Inc.*                                                                            93,862
                                                                                                      ----------
             MOVIES & ENTERTAINMENT (0.6%)
   135,788   Walt Disney Co.                                                                              13,029
                                                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES    SECURITY                                                                                      (000)
----------------------------------------------------------------------------------------------------------------
             RESTAURANTS (2.3%)
   210,887   Darden Restaurants, Inc.                                                                 $   12,982
   399,863   Yum! Brands, Inc.                                                                            35,756
                                                                                                      ----------
                                                                                                          48,738
                                                                                                      ----------
             Total Consumer Discretionary                                                                344,587
                                                                                                      ----------
             CONSUMER STAPLES (12.2%)
             ------------------------
             BREWERS (1.5%)
   537,119   SABMiller plc ADR                                                                            31,521
                                                                                                      ----------
             DRUG RETAIL (0.6%)
   150,247   CVS Health Corp.                                                                             13,931
                                                                                                      ----------
             FOOD RETAIL (0.5%)
   318,999   Kroger Co.                                                                                   10,907
                                                                                                      ----------
             HOUSEHOLD PRODUCTS (2.2%)
   544,168   Procter & Gamble Co.                                                                         46,575
                                                                                                      ----------
             PACKAGED FOODS & MEAT (2.4%)
 3,412,804   Danone ADR                                                                                   52,148
                                                                                                      ----------
             SOFT DRINKS (5.0%)
 1,087,953   Coca-Cola Co.                                                                                47,467
   377,091   Monster Beverage Corp.*                                                                      60,572
                                                                                                      ----------
                                                                                                         108,039
                                                                                                      ----------
             Total Consumer Staples                                                                      263,121
                                                                                                      ----------
             ENERGY (1.6%)
             OIL & GAS EQUIPMENT & SERVICES (1.6%)
   429,709   Schlumberger Ltd.                                                                            34,600
                                                                                                      ----------
             FINANCIALS (5.9%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (1.7%)
   830,809   SEI Investments Co.                                                                          37,386
                                                                                                      ----------
             CONSUMER FINANCE (1.1%)
   358,188   American Express Co.                                                                         23,089
                                                                                                      ----------
             INVESTMENT BANKING & BROKERAGE (0.8%)
   469,369   Charles Schwab Corp.                                                                         13,340
   142,630   Greenhill & Co., Inc.                                                                         2,828
                                                                                                      ----------
                                                                                                          16,168
                                                                                                      ----------
             LIFE & HEALTH INSURANCE (0.6%)
   169,194   Prudential Financial, Inc.                                                                   12,739
                                                                                                      ----------

================================================================================

14  | USAA GROWTH FUND

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES    SECURITY                                                                                      (000)
----------------------------------------------------------------------------------------------------------------
             REGIONAL BANKS (0.6%)
   102,534   Signature Bank*                                                                          $   12,329
                                                                                                      ----------
             SPECIALIZED FINANCE (1.1%)
   143,332   FactSet Research Systems, Inc.                                                               24,647
                                                                                                      ----------
             Total Financials                                                                            126,358
                                                                                                      ----------
             HEALTH CARE (15.7%)
             -------------------
             BIOTECHNOLOGY (3.7%)
   271,169   Amgen, Inc.                                                                                  46,649
    54,900   Biogen, Inc.*                                                                                15,917
   148,644   Gilead Sciences, Inc.                                                                        11,813
    10,712   Regeneron Pharmaceuticals, Inc.*                                                              4,554
                                                                                                      ----------
                                                                                                          78,933
                                                                                                      ----------
             HEALTH CARE DISTRIBUTORS (1.2%)
   172,267   Cardinal Health, Inc.                                                                        14,402
    64,923   McKesson Corp.                                                                               12,631
                                                                                                      ----------
                                                                                                          27,033
                                                                                                      ----------
             HEALTH CARE EQUIPMENT (2.3%)
   407,871   Hologic, Inc.*                                                                               15,699
   361,019   Varian Medical Systems, Inc.*                                                                34,203
                                                                                                      ----------
                                                                                                          49,902
                                                                                                      ----------
             HEALTH CARE SERVICES (0.6%)
   174,023   Express Scripts Holding Co.*                                                                 13,238
                                                                                                      ----------
             HEALTH CARE TECHNOLOGY (1.7%)
   575,100   Cerner Corp.*                                                                                35,880
                                                                                                      ----------
             MANAGED HEALTH CARE (1.8%)
   125,074   Aetna, Inc.                                                                                  14,410
    92,895   Anthem, Inc.                                                                                 12,201
    93,924   Cigna Corp.                                                                                  12,112
                                                                                                      ----------
                                                                                                          38,723
                                                                                                      ----------
             PHARMACEUTICALS (4.4%)
   313,993   Merck & Co., Inc.                                                                            18,419
   376,337   Novartis AG ADR                                                                              31,334
   800,974   Novo Nordisk A/S ADR                                                                         45,631
                                                                                                      ----------
                                                                                                          95,384
                                                                                                      ----------
             Total Health Care                                                                           339,093
                                                                                                      ----------
             INDUSTRIALS (8.9%)
             ------------------
             AEROSPACE & DEFENSE (0.7%)
   110,072   Boeing Co.                                                                                   14,712
                                                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES    SECURITY                                                                                      (000)
----------------------------------------------------------------------------------------------------------------
             AIR FREIGHT & LOGISTICS (4.2%)
   797,779   Expeditors International of Washington, Inc.                                             $   39,434
   474,772   United Parcel Service, Inc. "B"                                                              51,323
                                                                                                      ----------
                                                                                                          90,757
                                                                                                      ----------
             AIRLINES (1.1%)
   171,730   Alaska Air Group, Inc.                                                                       11,544
   308,081   Southwest Airlines Co.                                                                       11,402
                                                                                                      ----------
                                                                                                          22,946
                                                                                                      ----------
             BUILDING PRODUCTS (0.9%)
   514,348   Masco Corp.                                                                                  18,763
                                                                                                      ----------
             CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.6%)
   103,811   Cummins, Inc.                                                                                12,745
                                                                                                      ----------
             DIVERSIFIED SUPPORT SERVICES (0.7%)
   152,286   Cintas Corp.                                                                                 16,336
                                                                                                      ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.7%)
   126,181   Rockwell Automation, Inc.                                                                    14,435
                                                                                                      ----------
             Total Industrials                                                                           190,694
                                                                                                      ----------
             INFORMATION TECHNOLOGY (38.3%)
             ------------------------------
             APPLICATION SOFTWARE (2.9%)
   529,515   Autodesk, Inc.*                                                                              31,480
   161,215   Citrix Systems, Inc.*                                                                        14,369
   305,518   Synopsys, Inc.*                                                                              16,547
                                                                                                      ----------
                                                                                                          62,396
                                                                                                      ----------
             COMMUNICATIONS EQUIPMENT (4.3%)
 2,248,322   Cisco Systems, Inc.                                                                          68,641
   111,899   F5 Networks, Inc.*                                                                           13,811
   475,956   Juniper Networks, Inc.                                                                       10,799
                                                                                                      ----------
                                                                                                          93,251
                                                                                                      ----------
             DATA PROCESSING & OUTSOURCED SERVICES (5.0%)
   129,542   Automatic Data Processing, Inc.                                                              11,523
   216,293   Global Payments, Inc.                                                                        16,149
   326,733   Total System Services, Inc.                                                                  16,637
   824,951   Visa, Inc. "A"                                                                               64,387
                                                                                                      ----------
                                                                                                         108,696
                                                                                                      ----------
             HOME ENTERTAINMENT SOFTWARE (0.7%)
   197,366   Electronic Arts, Inc.*                                                                       15,063
                                                                                                      ----------

================================================================================

16  | USAA GROWTH FUND

================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                                                          MARKET
NUMBER                                                                                                     VALUE
OF SHARES    SECURITY                                                                                      (000)
----------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES (11.3%)
   711,196   Alibaba Group Holding Ltd. ADR*                                                          $   58,659
    67,503   Alphabet, Inc. "A"*                                                                          53,418
    55,392   Alphabet, Inc. "C"*                                                                          42,585
   713,937   Facebook, Inc. "A"*                                                                          88,485
                                                                                                      ----------
                                                                                                         243,147
                                                                                                      ----------
             SEMICONDUCTOR EQUIPMENT (0.8%)
   180,841   Lam Research Corp.                                                                           16,234
                                                                                                      ----------
             SEMICONDUCTORS (6.1%)
    89,723   Analog Devices, Inc.                                                                          5,727
   571,646   ARM Holdings plc ADR                                                                         37,935
   933,062   QUALCOMM, Inc.                                                                               58,391
   190,402   Skyworks Solutions, Inc.                                                                     12,570
   247,148   Texas Instruments, Inc.                                                                      17,239
                                                                                                      ----------
                                                                                                         131,862
                                                                                                      ----------
             SYSTEMS SOFTWARE (6.0%)
   934,495   Microsoft Corp.                                                                              52,967
 1,851,459   Oracle Corp.                                                                                 75,984
                                                                                                      ----------
                                                                                                         128,951
                                                                                                      ----------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.2%)
   119,331   Apple, Inc.                                                                                  12,436
   292,263   Western Digital Corp.                                                                        13,885
                                                                                                      ----------
                                                                                                          26,321
                                                                                                      ----------
             Total Information Technology                                                                825,921
                                                                                                      ----------
             MATERIALS (0.7%)
             ----------------
             DIVERSIFIED CHEMICALS (0.7%)
   287,625   Dow Chemical Co.                                                                             15,437
                                                                                                      ----------
             Total Common Stocks                                                                       2,139,811
                                                                                                      ----------
             Total Equity Securities (cost: $1,419,853)                                                2,139,811
                                                                                                      ----------

             MONEY MARKET INSTRUMENTS (0.9%)

             MONEY MARKET FUNDS (0.9%)
20,594,677   State Street Institutional Liquid Reserves Fund Premier Class, 0.46%(a)
               (cost: $20,594)                                                                            20,595
                                                                                                      ----------

             TOTAL INVESTMENTS (COST: $1,440,447)                                                     $2,160,406
                                                                                                      ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------------------------
($ IN 000s)                               VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------------
ASSETS                                      LEVEL 1            LEVEL 2            LEVEL 3                  TOTAL
----------------------------------------------------------------------------------------------------------------
Equity Securities:
   Common Stocks                         $2,139,811                 $-                 $-             $2,139,811

Money Market Instruments:
   Money Market Funds                        20,595                  -                  -                 20,595
----------------------------------------------------------------------------------------------------------------
Total                                    $2,160,406                 $-                 $-             $2,160,406
----------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2015, through July 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

18  | USAA GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2016

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 11.9% of net assets at July 31, 2016.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o  SPECIFIC NOTES

   (a) Rate represents the money market fund annualized seven-day yield at July 31, 2016.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  19

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,440,447)                       $2,160,406
   Receivables:
      Capital shares sold                                                                     1,261
      Dividends and interest                                                                  1,534
      Securities sold                                                                         6,177
                                                                                         ----------
         Total assets                                                                     2,169,378
                                                                                         ----------
LIABILITIES
   Payables:
      Securities purchased                                                                    4,505
      Capital shares redeemed:
         Affiliated transactions (Note 7)                                                     1,996
         Unaffiliated transactions                                                            5,607
   Accrued management fees                                                                    1,407
   Accrued transfer agent's fees                                                                 25
   Other accrued expenses and payables                                                          134
                                                                                         ----------
         Total liabilities                                                                   13,674
                                                                                         ----------
            Net assets applicable to capital shares outstanding                          $2,155,704
                                                                                         ----------
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $1,377,675
   Accumulated net realized gain on investments                                              58,070
   Net unrealized appreciation of investments                                               719,959
                                                                                         ----------
            Net assets applicable to capital shares outstanding                          $2,155,704
                                                                                         ==========
   Net asset value, redemption price, and offering price per share:
         Fund Shares (net assets of $1,143,344/44,787
            capital shares outstanding, no par value)                                    $    25.53
                                                                                         ==========
         Institutional Shares (net assets of $1,012,360/39,728
            capital shares outstanding, no par value)                                    $    25.48
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

20  | USAA GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $476)                                       $ 29,833
   Interest                                                                                      61
                                                                                           --------
      Total income                                                                           29,894
                                                                                           --------
EXPENSES
   Management fees                                                                           15,909
   Administration and servicing fees:
      Fund Shares                                                                             1,716
      Institutional Shares                                                                      880
   Transfer agent's fees:
      Fund Shares                                                                             1,584
      Institutional Shares                                                                      880
   Custody and accounting fees:
      Fund Shares                                                                               130
      Institutional Shares                                                                       98
   Postage:
      Fund Shares                                                                                72
      Institutional Shares                                                                       30
   Shareholder reporting fees:
      Fund Shares                                                                                39
      Institutional Shares                                                                        7
   Trustees' fees                                                                                29
   Registration fees:
      Fund Shares                                                                                48
      Institutional Shares                                                                       57
   Professional fees                                                                            132
   Other                                                                                         33
                                                                                           --------
         Total expenses                                                                      21,644
   Expenses paid indirectly:
      Fund Shares                                                                                (6)
      Institutional Shares                                                                       (5)
                                                                                           --------
         Net expenses                                                                        21,633
                                                                                           --------
NET INVESTMENT INCOME                                                                         8,261
                                                                                           --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                         70,249
   Change in net unrealized appreciation/(depreciation)                                      29,853
                                                                                           --------
         Net realized and unrealized gain                                                   100,102
                                                                                           --------
   Increase in net assets resulting from operations                                        $108,363
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

-------------------------------------------------------------------------  ------------------------

                                                                               2016            2015
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                 $    8,261      $    5,647
   Net realized gain on investments                                          70,249         153,331
   Change in net unrealized appreciation/(depreciation)
      of investments                                                         29,853         166,123
                                                                         --------------------------
      Increase in net assets resulting from operations                      108,363         325,101
                                                                         --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                            (5,576)        (14,131)
      Institutional Shares                                                   (4,245)         (9,931)
                                                                         --------------------------
          Total distributions of net investment income                       (9,821)        (24,062)
                                                                         --------------------------
   Net realized gains:
      Fund Shares                                                           (75,647)        (67,618)
      Institutional Shares                                                  (49,069)        (46,698)
                                                                         --------------------------
          Total distributions of net realized gains                        (124,716)       (114,316)
                                                                         --------------------------
      Distributions to shareholders                                        (134,537)       (138,378)
                                                                         --------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                              (82,394)         49,443
   Institutional Shares                                                     136,201          72,793
                                                                         --------------------------
       Total net increase in net assets from
          capital share transactions                                         53,807         122,236
                                                                         --------------------------
   Net increase in net assets                                                27,633         308,959

NET ASSETS
   Beginning of year                                                      2,128,071       1,819,112
                                                                         --------------------------
   End of year                                                           $2,155,704      $2,128,071
                                                                         ==========================

See accompanying notes to financial statements.

================================================================================

22  | USAA GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of two classes of shares: Growth Fund Shares (Fund Shares) and Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities

================================================================================

24  | USAA GROWTH FUND

================================================================================

        listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

        each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

26  | USAA GROWTH FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    LEVEL 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2016, brokerage commission recapture credits reduced the expenses of the Fund Shares and Institutional Shares by $6,000 and $5,000, respectively. Additionally, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

================================================================================

28  | USAA GROWTH FUND

================================================================================

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended July 31, 2016, the Fund paid CAPCO facility fees of $12,000, which represents 2.9% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for distributions adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease overdistribution of net investment income and accumulated net realized gain on investments by $1,560,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2016, and 2015, was as follows:

                                                  2016                  2015
                                             -----------------------------------
Ordinary income*                             $ 17,020,000           $ 27,878,000
Long-term realized capital gain               117,517,000            110,500,000
                                             ------------           ------------
  Total distributions paid                   $134,537,000           $138,378,000
                                             ============           ============

As of July 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains                                 60,447,000
Unrealized appreciation of investments                               717,582,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2016, were $358,344,000 and $438,062,000, respectively.

As of July 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $1,442,825,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2016, for federal income tax purposes, were $734,925,000 and $17,344,000, respectively, resulting in net unrealized appreciation of $717,581,000.

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or

================================================================================

30  | USAA GROWTH FUND

================================================================================

legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                    YEAR ENDED                   YEAR ENDED
                                                   JULY 31, 2016               JULY 31, 2015
    ---------------------------------------------------------------------------------------------
                                               SHARES        AMOUNT         SHARES       AMOUNT
                                              ---------------------------------------------------
    FUND SHARES:
    Shares sold                                 6,712       $ 161,971        8,489      $ 210,943
    Shares issued from reinvested
      dividends                                 3,266          80,214        3,305         80,688
    Shares redeemed                           (13,904)       (324,579)      (9,724)      (242,188)
                                              ---------------------------------------------------
    Net increase (decrease) from capital
      share transactions                       (3,926)      $ (82,394)       2,070      $  49,443
                                              ===================================================
    INSTITUTIONAL SHARES:
    Shares sold                                11,804       $ 269,544        6,240      $ 153,659
    Shares issued from reinvested
      dividends                                 2,175          53,304        2,324         56,608
    Shares redeemed                            (7,737)       (186,647)      (5,526)      (137,474)
                                              ---------------------------------------------------
    Net increase from capital share
      transactions                              6,242       $ 136,201        3,038      $  72,793
                                              ===================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within the Lipper Large-Cap Growth Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                  ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                               (IN BASIS POINTS)(1)
    -------------------------------------------------------------------------
    +/- 100 to 400                                     +/- 4
    +/- 401 to 700                                     +/- 5
    +/- 701 and greater                                +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class had overall negative returns during the performance period.

================================================================================

32  | USAA GROWTH FUND

================================================================================

    For the year ended July 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $15,909,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $421,000 and $309,000, respectively. For the Fund Shares and Institutional Shares, the performance adjustments were 0.04% and 0.04%, respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into Investment Subadvisory Agreements with Loomis, Sayles & Company, L.P. (Loomis Sayles) and Renaissance Investment Management (Renaissance), under which Loomis Sayles and Renaissance each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Loomis Sayles a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles manages. For the year ended July 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Loomis Sayles, of $2,513,000.

    The Manager (not the Fund) pays Renaissance a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Renaissance manages. For the year ended July 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Renaissance, of $1,538,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2016, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,716,000 and $880,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2016, the Fund reimbursed the Manager $55,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2016, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,584,000 and $880,000, respectively.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2016, the Fund recorded a payable for capital shares redeemed of $1,996,000 for the USAA fund-of-funds' redemptions of Institutional Shares. As of July 31, 2016,

================================================================================

34  | USAA GROWTH FUND

================================================================================

the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
Cornerstone Conservative                                               0.1
Cornerstone Equity                                                     0.3
Target Retirement Income                                               0.4
Target Retirement 2020                                                 1.0
Target Retirement 2030                                                 2.7
Target Retirement 2040                                                 3.4
Target Retirement 2050                                                 1.8
Target Retirement 2060                                                 0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                    YEAR ENDED JULY 31,
                                        ----------------------------------------------------------------------
                                              2016           2015            2014          2013           2012
                                        ----------------------------------------------------------------------
Net asset value at
  beginning of period                   $    25.91     $    23.62      $    20.05      $  15.71     $    15.10
                                        ----------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .10            .28             .11           .13            .06
  Net realized and unrealized gain            1.19           3.73            3.63          4.28            .59
                                        ----------------------------------------------------------------------
Total from investment operations              1.29           4.01            3.74          4.41            .65
                                        ----------------------------------------------------------------------
Less distributions from:
  Net investment income                       (.11)          (.28)           (.17)         (.07)          (.04)
  Realized capital gains                     (1.56)         (1.44)              -             -              -
                                        ----------------------------------------------------------------------
Total distributions                          (1.67)         (1.72)           (.17)         (.07)          (.04)
                                        ----------------------------------------------------------------------
Net asset value at end of period        $    25.53     $    25.91      $    23.62      $  20.05     $    15.71
                                        ======================================================================
Total return (%)*                             5.25          17.50           18.71         28.13           4.37
Net assets at end of
  period (000)                          $1,143,344     $1,262,075      $1,101,533      $796,024     $1,035,999
Ratios to average net assets:**
  Expenses (%)(a)                             1.11           1.08(b)         1.00          1.00           1.00
  Expenses, excluding
    reimbursements (%)(a)                     1.11           1.11            1.12          1.19           1.17
  Net investment income (%)                    .36            .25             .39           .51            .42
Portfolio turnover (%)                          18             31              31            28             43

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $1,143,400,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.00% of the Fund Shares' average net assets.

================================================================================

36  | USAA GROWTH FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                    YEAR ENDED JULY 31,
                                        ----------------------------------------------------------------------
                                              2016           2015            2014          2013           2012
                                        ----------------------------------------------------------------------
Net asset value at
  beginning of period                   $    25.86     $    23.57        $  20.02      $  15.71      $  15.11
                                        ----------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .15            .30             .10           .10(a)         .06
  Net realized and unrealized gain            1.16           3.72            3.62          4.32(a)         .60
                                        ----------------------------------------------------------------------
Total from investment operations              1.31           4.02            3.72          4.42(a)         .66
                                        ----------------------------------------------------------------------
Less distributions from:
  Net investment income                       (.13)          (.29)           (.17)         (.11)          (.06)
  Realized capital gains                     (1.56)         (1.44)              -             -              -
                                        ----------------------------------------------------------------------
Total distributions                          (1.69)         (1.73)           (.17)         (.11)          (.06)
                                        ----------------------------------------------------------------------
Net asset value at end of period        $    25.48     $    25.86        $  23.57      $  20.02      $   15.71
                                        ======================================================================
Total return (%)*                             5.34          17.57           18.66         28.22           4.44
Net assets at end of period (000)       $1,012,360     $  865,996        $717,579      $664,513      $ 233,849
Ratios to average net assets:**
  Expenses (%)(b)                             1.02           1.01            1.00           .99            .95
  Expenses, excluding
    reimbursements (%)(b)                     1.02           1.01            1.00           .99            .95
  Net investment income (%)                    .47            .31             .39           .53            .46
Portfolio turnover (%)                          18             31              31            28             43

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $879,560,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

EXPENSE EXAMPLE

July 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2016, through July 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

38  | USAA GROWTH FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING               ENDING              DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE         FEBRUARY 1, 2016 -
                                        FEBRUARY 1, 2016        JULY 31, 2016          JULY 31, 2016
                                        ----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $1,130.10                 $5.88

Hypothetical
  (5% return before expenses)               1,000.00               1,019.34                  5.57

INSTITUTIONAL SHARES
Actual                                      1,000.00               1,130.40                  5.35

Hypothetical
  (5% return before expenses)               1,000.00               1,019.84                  5.07

*Expenses are equal to the annualized expense ratio of 1.11% for Fund Shares and 1.01% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 13.01% for Fund Shares and 13.04% for Institutional Shares for the six-month period of February 1, 2016, through July 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements between the Manager and each Subadviser with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and each Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's

================================================================================

40  | USAA GROWTH FUND

================================================================================

performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

of the Manager, including the professional experience and qualifications of its personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement.

In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment as well

================================================================================

42  | USAA GROWTH FUND

================================================================================

as any fee waivers or reimbursements - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were above the median of its expense group and its expense universe.

The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2015 and was lower than the average of its performance universe and its Lipper index for the ten-year period ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one-year period ended December 31, 2015, was in the top 20% of its performance universe for the three-year period ended December 31, 2015, was in the top 25% of its performance universe for the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

five-year period ended December 31, 2015, and was in the bottom 50% of its performance universe for the ten-year period ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fact that the Manager also pays the Fund's subadvisory fees. The Board also considered the effect of Fund's growth and size on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionately more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform

================================================================================

44  | USAA GROWTH FUND

================================================================================

the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadvisers, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of each Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering each Subadvisory Agreement.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2015, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance

================================================================================

46  | USAA GROWTH FUND

================================================================================

of each Subadviser. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

48  | USAA GROWTH FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

50  | USAA GROWTH FUND

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

     (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
     (2) Member of Executive Committee.
     (3) Member of Audit and Compliance Committee.
     (4) Member of Product Management and Distribution Committee.
     (5) Member of Corporate Governance Committee.
     (6) Member of Investments Committee.
     (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
     (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

52  | USAA GROWTH FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

54  | USAA GROWTH FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby serves as the Funds' anti-money laundering compliance officer.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   23419-0916                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                             [GRAPHIC OF USAA INCOME STOCK FUND]

 ==============================================================

         ANNUAL REPORT
         USAA INCOME STOCK FUND
         FUND SHARES o INSTITUTIONAL SHARES
         JULY 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... PLAN FOR A STRONGER FUTURE BY STAYING
FOCUSED ON THEIR LONG-TERM OBJECTIVES, USING        [PHOTO OF BROOKS ENGLEHARDT]
AN INVESTMENT PLAN THAT IS BASED ON THEIR
PERSONAL TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

SEPTEMBER 2016

Investors may be feeling a bit of whiplash as they look back over the reporting period ended July 31, 2016. Stocks and corporate bonds took a dive during the first half of the reporting period and then moved up sharply in the second half. Essentially, it was a tale of two markets.

In the first half of the reporting period, stocks and corporate bonds retreated on concerns about the global economy with worries about China's growth, a major catalyst. A key issue was the price of oil, which typically is a barometer of global economic growth expectations. Oil prices remained low amid persistent oversupply and weaker-than-expected demand. In mid-February 2016, stocks and corporate bonds reversed direction as investors appeared to overcome most of their previous fears about China and the broader global economy. The markets generally continued to advance during the second half of the reporting period as global central banks maintained lower-for-longer monetary policies and, in some cases, increased their ongoing stimulative measures. Although oil prices remained volatile, the prices of many other commodities rose. For the reporting period as a whole, U.S. stocks and corporate bonds posted modest gains while global stocks generally declined.

In the U.S. Treasury market, it was a slightly different story. During the first four months of the reporting period, longer-term yields edged up as positive economic trends and a pickup in inflation suggested that the Federal Reserve (the Fed) might raise short-term interest rates. As yields rose, prices--which move in the opposite direction--fell. In December 2015, the Fed ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%--the first increase in nearly a decade. At the same time, Fed policymakers signaled that four interest rate increases may be on tap for 2016. The Fed has more influence over short-term interest rates than it has over longer-term interest rates. So despite the Fed's forecast, longer-term yields plunged in early 2016 as an increase in market volatility drove a safe-haven flight into U.S. Treasuries. Longer-term yields fell further in late March 2016 after the Fed lowered its previous forecast to two interest rate increases in 2016. In June 2016,

================================================================================

================================================================================

a weak U.S. jobs report and market volatility unleashed by the "Brexit" referendum (the United Kingdom's vote to leave the European Union) sent yields lower still. By the end of the reporting period, though some Fed policymakers noted that one interest rate increase was still possible, the markets were anticipating that no interest rate increases would occur in 2016. As a result of the sharp drop in yields, longer-term U.S. Treasuries were among the strongest-performing assets of the reporting period.

At USAA Investments, we have been saying for some time that Fed policymakers are likely to take a "lower-for-longer" approach to interest rate increases in order to avoid negatively affecting a U.S. economy that has struggled to build strong growth momentum. This view is supported, we believe, by the weak 1.2% gross domestic product growth recorded in the second quarter of 2016. Clearly, the United States economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to return to a normal rate of economic growth. We believe growth of the U.S. economy will continue to be low and slow throughout 2016 as it did in 2015.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation for the risks assumed. But it is important to remember that market conditions are always in fluctuation and time horizon matters. We believe that it is important for investors to plan for a stronger future by staying focused on their long-term objectives, using an investment plan that is based on their personal time horizon and risk tolerance. An investment plan can also keep investors from making hasty portfolio decisions based on market turmoil, and give them flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help you tailor your investment allocations to your long-term goals, time horizon, and tolerance for risk.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            8

FINANCIAL INFORMATION

    Distributions to Shareholders                                             13

    Report of Independent Registered
      Public Accounting Firm                                                  14

    Portfolio of Investments                                                  15

    Notes to Portfolio of Investments                                         23

    Financial Statements                                                      24

    Notes to Financial Statements                                             27

EXPENSE EXAMPLE                                                               44

ADVISORY AGREEMENT(S)                                                         46

TRUSTEES' AND OFFICERS' INFORMATION                                           54

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

209373-0916

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA INCOME STOCK FUND (THE FUND) SEEKS CURRENT INCOME WITH THE PROSPECT OF INCREASING DIVIDEND INCOME AND THE POTENTIAL FOR CAPITAL APPRECIATION.

---------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. This 80% policy may be changed upon at least 60 days' written notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company            Epoch Investment Partners, Inc.

    STEPHAN KLAFFKE, CFA                      ERIC SAPPENFIELD
    JOHN P. TOOHEY, CFA                       MICHAEL A. WELHOELTER, CFA
    DAN DENBOW, CFA                           JOHN TOBIN, Ph.D., CFA
                                              KERA VAN VALEN, CFA
                                              WILLIAM W. PRIEST, CFA

--------------------------------------------------------------------------------

o   PLEASE REVIEW MARKET CONDITIONS OVER THE REPORTING PERIOD.

    With the financial crisis nearly eight years in the rear view mirror, global growth has continued to disappoint by the standards of past recoveries. The moderate upward path of U.S. growth has been the leading bright spot among developed economies.

    As the reporting period began, investors monitored U.S. growth for indications of when the Federal Reserve (the Fed) would raise interest rates. Global deflation fears were reduced to a degree by ongoing European Central Bank and Bank of Japan to support their respective economic regions. A number of emerging market economies remained under duress due to the continued weakness in oil prices.

    However, China would soon dominate headlines. The government's mid-August 2015 devaluation of the renminbi (China's currency) in the face of the Chinese economy's slowing growth raised fears of a global currency war and caused the prices of equities and other risk assets to drop. Uncertainty over China's future economic growth intensified through the end of September 2015, further weakening commodities markets and suppressing any recovery in stock prices.

    U.S. equities rebounded in October 2015 as worries over China eased momentarily. U.S. employment numbers exceeded expectations, and markets increasingly focused on the Fed's December 2015 meeting as a likely opportunity for the first increase in the benchmark federal funds

================================================================================

2  | USAA INCOME STOCK FUND

================================================================================

    target interest rate. Markets experienced heightened volatility in November and December 2015 as oil prices slid further, but stocks managed to hold on to the bulk of their October 2015 gains.

    In December 2015, the Fed did raise the federal funds interest rate by 0.25% which was received as a positive sign with respect to the path of the U.S. economy, and investors anticipated an incremental but fairly steady pace with respect to future increases. However, the period of relatively optimistic sentiment proved short-lived. A resumption of the slide in oil prices at the beginning of 2016 raised alarms that the global demand outlook had further deteriorated, leading to substantial losses for equities in January 2016.

    Beginning in mid-February 2016, risk sentiment began to recover, supported by signs of stabilization in China's growth and a rebound in prices for oil and other commodities. Signals from the Fed that the timetable for future interest rate increases would be pushed back also likely helped bolster market confidence in risk assets. Equities staged a rally for most of the remainder of the reporting period, although the surprise result of the United Kingdom's (U.K.) vote to leave the European Union (Brexit) led to a dip in prices in late June. U.S. stocks finished comfortably in positive territory at the end of the reporting period.

o HOW DID THE USAA INCOME STOCK FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2016, the Fund Shares and Institutional Shares had a total return of 8.35% and 8.36%, respectively. This compares to returns of 5.38% for the Russell 1000(R) Value Index (the Index) and 5.12% for the Lipper Equity Income Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs

    Refer to page 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Epoch Investment Partners, Inc. (Epoch) is a subadviser to the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID THE MANAGER'S PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    For the reporting period, the portion of the Fund managed by the Manager modestly underperformed the benchmark Russell 1000 Value Index. Relative performance was aided by an overweight to and selection within the industrials sector, as well as by stock selection in the consumer staples sector and an overweight to the technology sector. Performance was constrained by an underweight to the utilities sector, as well as by stock selection within the financials and health care sectors. In addition, the Fund's non-dollar currency exposure reduced returns as the dollar rose over the reporting period.

    Within the Manager's portion of the Fund, leading positive contributors to the Fund's relative performance included chipmaker Texas Instruments, Inc. (Texas Instruments). Texas Instruments has benefited from a diverse product lineup and growing demand for its automotive-related semiconductors in particular. Texas Instruments has also seen its margins increase as it grows into the capacity gained through past acquisitions. Free cash flow has been used to sponsor share buybacks and dividend increases, further supporting the stock. Technology giant Microsoft Corp. (Microsoft), was also a significant contributor. Microsoft has made meaningful strides under new management towards addressing the shift away from the desktop and towards mobile- and cloud-based computing. Multinational conglomerate General Electric Co. outperformed. It exceeded expectations with respect to the divestment of its finance-based businesses and correspondingly tighter focus within the industrials sector.

    Negative contributors to relative performance included data storage firm Seagate Technology plc (Seagate) within information technology. Seagate's shares declined on lower-than-expected hard disk drive sales and challenges

================================================================================

4  | USAA INCOME STOCK FUND

================================================================================

    around the company's efforts to gain market traction in cloud-based solutions. The position was sold late in the reporting period. Insurer MetLife, Inc. (MetLife) saw its shares suffer as the prolonged low interest rate environment has hindered its results. MetLife appears to be is taking action to combat the poor macro-environment by cutting costs and divesting its slower-growth U.S. retail business. The Fund has maintained its position in the stock. U.K.-based multinational bank HSBC Holdings plc ADR has seen its results suffer from weak emerging market economies and low interest rates. In addition, the rising value of the U.S. dollar has acted as a drag on returns for this investment. The position was sold late in the reporting period.

    When the reporting period ended July 31, 2016, the Manager's portion of the Fund was overweight in the industrials sector relative to the Russell 1000 Value Index, based on valuation considerations and attractive dividend yields. In addition, fundamentals are improving as the dollar continues to strengthen. The Fund was also overweight in the healthcare sector and has been adding exposure to the energy sector. The Fund remains underweight in the utilities sector based on high valuations for that sector. We continue to search for best total return investment opportunities in the dividend stock universe.

o   HOW DID EPOCH'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    The portion of the Fund managed by Epoch outperformed relative to the Russell 1000 Value Index. Epoch's portion of the Fund held up relatively well during the volatility experienced during early 2016, helped by a focus on companies with growing free cash flow and capital allocation policies that emphasize shareholder yield. The Fund's underweight allocation to, and selection within, the financials sector were leading positive contributors to performance for the reporting period, as were an overweight allocation to, and selection within, the utilities sector. Positioning in the energy and materials sectors detracted modestly from relative performance.

    Leading individual contributors within the portion of the Fund managed by Epoch included document management and storage company Iron

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    Mountain, Inc. (Iron Mountain). Iron Mountain has benefited from its attractive dividend profile following its 2014 conversion to a real estate investment trust, and saw its shares rise on the completion of its recall acquisition which will boost cash generation and support an increase in the pace of free cash flow growth. Iron Mountain's dividends appear well supported and management has provided dividend and cash flow growth guidelines through 2020. Shares for regulated midwest electric and natural gas utility company WEC Energy Group, Inc. (WEC) rose as the company's management team continues to execute well on the integration plan following the acquisition of Integrys Energy Group in June 2015. We believe that WEC may deliver strong earnings and cash flow growth, which the company may use to reward its shareholders with a growing dividend. Shares of AT&T, Inc. (AT&T), the largest pay TV and second largest mobile telecom provider in the United States, benefited as investors focused on the increased cash generation profile of the company, after its acquisition of DirecTV. AT&T appears to be committed to maintaining a strong network which drives cash flow growth through increasing subscribers, lowering customer turnover and allowing for greater pricing power. Excess cash is expected to be returned through a healthy dividend, will likely help to pay down debt and may be used for opportunistic share repurchases. Within the consumer staples sector, Molson Coors Brewing Co. "B" (Molson Coors) benefited from consolidation in the global beer market. Molson Coors continues to demonstrate strong productivity. Cost savings should fuel higher levels of investment spending as the company looks to reinvigorate volumes in several key markets. Molson Coors continues to return cash to shareholders through dividends and debt reduction.

    Leading detractors from performance of Epoch's portion of the Fund included Kinder Morgan, Inc. (Kinder Morgan), an energy pipeline and terminal storage operator. Kinder Morgan has chosen to significantly reduce its cash dividend and redirect the cash flow to fund growth. As a result, the Fund sold its position in this security. Within the technology sector, shares of Seagate fell on pre-released operating results, which highlighted the challenging conditions in the data storage device industry. While Seagate likely remains committed to its dividend and shareholder yield policies, the visibility into near term cash generation is significantly diminished and the Fund sold its position in Seagate. Materials company

================================================================================

6  | USAA INCOME STOCK FUND

================================================================================

    Potash Corporation of Saskatchewan Inc. (Potash Corp.) was another leading straggler. Potash Corp., is one of the world's largest providers of crop nutrients including potash, nitrogen, and phosphate. The company faced headwinds throughout 2015 as nutrient prices steadily weakened in the face of slower global demand and excess supply. With its below-industry costs, the company's cash flow generation was resilient and management continued to stress a commitment to maintaining the dividend. However, a presentation by the Potash Corp. CEO in January 2016 indicated what appeared to be a distinct change in tone, prompting the Fund to exit its position. After the Fund sold its position in Potash Corp., the company announced a change to its dividend.

    In Epoch's view, the outlook for earnings globally remains challenging, partially due to rising unit labor costs. Even on an ex-energy basis, Epoch expects minimal earnings growth this year and little room for valuation multiples to expand, indicating that dividends and earnings growth will likely be more important drivers of equity market returns. Given that backdrop, Epoch's portion of the Fund remains invested in companies that show the ability to grow free cash flow, even in a moderate economic environment, and have a disciplined approach to allocating cash for the benefit of their shareholders. Focusing on finding high-quality companies with strong balance sheets and the ability to consistently generate, grow, and return free cash flow to shareholders through dividends, share buybacks, and debt reduction should prove even more relevant in this environment.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o Dividends are not guaranteed. In any year, dividends may be higher, lower, or not paid at all.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  7

================================================================================

INVESTMENT OVERVIEW

USAA INCOME STOCK FUND SHARES (FUND SHARES)
(Ticker Symbol: USISX)

--------------------------------------------------------------------------------
                                           7/31/16                  7/31/15
--------------------------------------------------------------------------------
Net Assets                              $1.6 Billion              $1.7 Billion
Net Asset Value Per Share                  $18.18                    $17.78

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                         10 YEARS
     8.35%                          11.78%                           5.31%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/15*
--------------------------------------------------------------------------------
                                      0.79%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

8  | USAA INCOME STOCK FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   LIPPER EQUITY INCOME      RUSSELL 1000        USAA INCOME STOCK
                       FUNDS INDEX           VALUE INDEX            FUND SHARES
 7/31/2006             $10,000.00             $10,000.00             $10,000.00
 8/31/2006              10,192.16              10,167.38              10,186.00
 9/30/2006              10,408.04              10,370.05              10,433.00
10/31/2006              10,740.55              10,709.49              10,732.00
11/30/2006              10,949.53              10,953.98              10,900.00
12/31/2006              11,151.26              11,199.87              11,132.00
 1/31/2007              11,301.16              11,343.10              11,284.00
 2/28/2007              11,172.23              11,166.26              11,033.00
 3/31/2007              11,297.54              11,338.89              11,153.00
 4/30/2007              11,768.04              11,757.90              11,571.00
 5/31/2007              12,187.60              12,182.00              11,975.00
 6/30/2007              11,984.69              11,897.35              11,685.00
 7/31/2007              11,524.78              11,347.17              11,073.00
 8/31/2007              11,649.92              11,474.32              11,199.00
 9/30/2007              11,993.02              11,868.44              11,511.00
10/31/2007              12,122.79              11,869.75              11,478.00
11/30/2007              11,588.25              11,289.63              10,863.00
12/31/2007              11,483.23              11,180.46              10,764.00
 1/31/2008              10,960.63              10,732.65              10,345.00
 2/29/2008              10,604.44              10,282.97               9,882.00
 3/31/2008              10,498.39              10,205.66               9,746.00
 4/30/2008              10,974.75              10,703.14              10,190.00
 5/31/2008              11,072.88              10,686.15              10,153.00
 6/30/2008              10,078.81               9,663.26               9,186.00
 7/31/2008              10,002.33               9,628.37               9,157.00
 8/31/2008              10,110.66               9,791.94               9,325.00
 9/30/2008               9,311.90               9,072.51               8,721.00
10/31/2008               7,791.85               7,501.95               7,228.00
11/30/2008               7,269.01               6,963.99               6,779.00
12/31/2008               7,417.78               7,060.65               6,930.00
 1/31/2009               6,748.08               6,248.75               6,240.00
 2/28/2009               6,005.30               5,413.85               5,462.00
 3/31/2009               6,496.36               5,876.75               5,857.00
 4/30/2009               7,111.72               6,506.69               6,365.00
 5/31/2009               7,531.64               6,909.04               6,685.00
 6/30/2009               7,516.60               6,858.02               6,642.00
 7/31/2009               8,087.84               7,419.36               7,137.00
 8/31/2009               8,448.51               7,807.43               7,436.00
 9/30/2009               8,701.24               8,109.07               7,668.00
10/31/2009               8,560.14               7,860.90               7,525.00
11/30/2009               9,014.57               8,303.96               7,924.00
12/31/2009               9,187.20               8,450.92               8,077.00
 1/31/2010               8,893.38               8,213.24               7,843.00
 2/28/2010               9,132.21               8,472.50               8,054.00
 3/31/2010               9,649.37               9,024.06               8,525.00
 4/30/2010               9,774.86               9,257.56               8,631.00
 5/31/2010               9,039.96               8,496.63               7,926.00
 6/30/2010               8,596.21               8,018.31               7,475.00
 7/31/2010               9,205.71               8,561.14               7,976.00
 8/31/2010               8,848.81               8,194.81               7,680.00
 9/30/2010               9,556.96               8,830.59               8,347.00
10/31/2010               9,842.53               9,095.56               8,690.00
11/30/2010               9,797.06               9,047.43               8,613.00
12/31/2010              10,476.81               9,761.31               9,129.00
 1/31/2011              10,706.06               9,982.12               9,404.00
 2/28/2011              11,055.47              10,350.31               9,794.00
 3/31/2011              11,089.97              10,391.42               9,794.00
 4/30/2011              11,448.30              10,668.13              10,169.00
 5/31/2011              11,343.87              10,555.42              10,054.00
 6/30/2011              11,147.34              10,338.99               9,903.00
 7/31/2011              10,822.02               9,996.06               9,619.00
 8/31/2011              10,272.29               9,372.24               9,066.00
 9/30/2011               9,582.66               8,663.95               8,473.00
10/31/2011              10,539.84               9,655.90               9,351.00
11/30/2011              10,560.81               9,605.86               9,381.00
12/31/2011              10,755.31               9,799.43               9,474.00
 1/31/2012              11,097.84              10,170.14               9,814.00
 2/29/2012              11,495.75              10,575.56              10,216.00
 3/31/2012              11,753.71              10,889.06              10,506.00
 4/30/2012              11,710.60              10,778.02              10,413.00
 5/31/2012              11,041.78              10,145.99               9,824.00
 6/30/2012              11,505.03              10,649.73              10,232.00
 7/31/2012              11,693.22              10,759.95              10,325.00
 8/31/2012              11,885.96              10,993.57              10,528.00
 9/30/2012              12,148.81              11,342.53              10,721.00
10/31/2012              12,071.16              11,286.85              10,572.00
11/30/2012              12,093.49              11,282.16              10,596.00
12/31/2012              12,228.58              11,515.19              10,677.00
 1/31/2013              12,885.21              12,263.63              11,274.00
 2/28/2013              13,030.43              12,439.66              11,407.00
 3/31/2013              13,523.14              12,932.48              11,839.00
 4/30/2013              13,835.05              13,128.03              12,155.00
 5/31/2013              14,015.27              13,464.97              12,423.00
 6/30/2013              13,865.72              13,346.29              12,278.00
 7/31/2013              14,503.97              14,066.91              12,895.00
 8/31/2013              14,052.48              13,533.26              12,492.00
 9/30/2013              14,442.52              13,872.28              12,818.00
10/31/2013              15,033.29              14,479.79              13,406.00
11/30/2013              15,379.37              14,883.75              13,668.00
12/31/2013              15,738.13              15,260.70              13,988.00
 1/31/2014              15,137.11              14,718.73              13,523.00
 2/28/2014              15,771.57              15,355.21              13,988.00
 3/31/2014              16,059.43              15,721.79              14,326.00
 4/30/2014              16,220.74              15,871.19              14,500.00
 5/31/2014              16,502.08              16,103.63              14,714.00
 6/30/2014              16,873.61              16,524.27              15,066.00
 7/31/2014              16,507.65              16,242.67              14,709.00
 8/31/2014              17,069.94              16,839.67              15,248.00
 9/30/2014              16,768.39              16,492.30              14,975.00
10/31/2014              17,087.95              16,862.81              15,292.00
11/30/2014              17,467.89              17,208.09              15,676.00
12/31/2014              17,420.99              17,313.64              15,645.00
 1/31/2015              16,865.08              16,621.56              15,086.00
 2/28/2015              17,683.11              17,425.86              15,748.00
 3/31/2015              17,418.71              17,188.65              15,347.00
 4/30/2015              17,623.99              17,349.35              15,668.00
 5/31/2015              17,742.32              17,557.85              15,772.00
 6/30/2015              17,313.13              17,207.28              15,236.00
 7/31/2015              17,525.07              17,282.72              15,489.00
 8/31/2015              16,498.56              16,253.42              14,661.00
 9/30/2015              16,057.73              15,762.73              14,384.00
10/31/2015              17,238.64              16,952.08              15,453.00
11/30/2015              17,218.73              17,016.96              15,400.00
12/31/2015              16,905.52              16,651.00              15,135.00
 1/31/2016              16,232.72              15,790.63              14,651.00
 2/29/2016              16,264.91              15,786.61              14,788.00
 3/31/2016              17,321.51              16,923.80              15,719.00
 4/30/2016              17,542.25              17,279.31              15,839.00
 5/31/2016              17,774.45              17,547.69              16,050.00
 6/30/2016              17,954.34              17,699.43              16,431.00
 7/31/2016              18,422.87              18,213.34              16,782.00

                                   [END CHART]

                       Data from 7/31/06 through 7/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Shares to the following benchmarks:

o The unmanaged Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds within the Lipper Equity Income Funds category.

o The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Equity Income Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA INCOME STOCK FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIISX)

--------------------------------------------------------------------------------
                                           7/31/16                  7/31/15
--------------------------------------------------------------------------------
Net Assets                              $1.2 Billion              $1.1 Billion
Net Asset Value Per Share                 $18.16                    $17.77

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
    1 YEAR                    5 YEARS                 SINCE INCEPTION 8/01/08
     8.36%                     11.88%                          8.04%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/15*
--------------------------------------------------------------------------------
                                      0.73%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

10  | USAA INCOME STOCK FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                              USAA INCOME STOCK        LIPPER EQUITY
                       RUSSELL 1000          FUND INSTITUTIONAL        INCOME FUNDS
                       VALUE INDEX                 SHARES                  INDEX
 7/31/2008              $10,000.00              $10,000.00              $10,000.00
 8/31/2008               10,169.88               10,208.00               10,108.31
 9/30/2008                9,422.68                9,549.79                9,309.73
10/31/2008                7,791.50                7,915.22                7,790.03
11/30/2008                7,232.78                7,424.04                7,267.31
12/31/2008                7,333.17                7,586.24                7,416.05
 1/31/2009                6,489.93                6,838.98                6,746.50
 2/28/2009                5,622.81                5,986.14                6,003.90
 3/31/2009                6,103.58                6,424.15                6,494.84
 4/30/2009                6,757.83                6,972.46                7,110.06
 5/31/2009                7,175.71                7,332.54                7,529.88
 6/30/2009                7,122.72                7,281.29                7,514.85
 7/31/2009                7,705.72                7,832.53                8,085.96
 8/31/2009                8,108.77                8,153.40                8,446.54
 9/30/2009                8,422.06                8,412.89                8,699.21
10/31/2009                8,164.31                8,264.14                8,558.14
11/30/2009                8,624.47                8,702.14                9,012.47
12/31/2009                8,777.10                8,872.16                9,185.06
 1/31/2010                8,530.25                8,606.58                8,891.31
 2/28/2010                8,799.51                8,847.27                9,130.08
 3/31/2010                9,372.36                9,360.58                9,647.12
 4/30/2010                9,614.87                9,477.17                9,772.58
 5/31/2010                8,824.57                8,702.68                9,037.85
 6/30/2010                8,327.80                8,211.94                8,594.20
 7/31/2010                8,891.57                8,763.31                9,203.56
 8/31/2010                8,511.11                8,437.50                8,846.75
 9/30/2010                9,171.43                9,176.45                9,554.73
10/31/2010                9,446.63                9,553.57                9,840.23
11/30/2010                9,396.63                9,478.14                9,794.78
12/31/2010               10,138.07               10,040.92               10,474.37
 1/31/2011               10,367.40               10,343.66               10,703.56
 2/28/2011               10,749.80               10,772.54               11,052.89
 3/31/2011               10,792.50               10,778.44               11,087.38
 4/30/2011               11,079.89               11,191.70               11,445.63
 5/31/2011               10,962.82               11,065.19               11,341.23
 6/30/2011               10,738.04               10,913.10               11,144.74
 7/31/2011               10,381.87               10,591.63               10,819.50
 8/31/2011                9,733.98                9,990.99               10,269.90
 9/30/2011                8,998.35                9,341.93                9,580.42
10/31/2011               10,028.59               10,301.60               10,537.38
11/30/2011                9,976.61               10,335.57               10,558.35
12/31/2011               10,177.66               10,441.32               10,752.80
 1/31/2012               10,562.68               10,816.66               11,095.25
 2/29/2012               10,983.74               11,268.78               11,493.06
 3/31/2012               11,309.35               11,584.37               11,750.97
 4/30/2012               11,194.02               11,481.63               11,707.86
 5/31/2012               10,537.59               10,839.48               11,039.21
 6/30/2012               11,060.78               11,293.95               11,502.34
 7/31/2012               11,175.25               11,388.49               11,690.49
 8/31/2012               11,417.89               11,611.96               11,883.19
 9/30/2012               11,780.32               11,828.64               12,145.97
10/31/2012               11,722.49               11,673.34               12,068.35
11/30/2012               11,717.62               11,699.22               12,090.66
12/31/2012               11,959.64               11,786.92               12,225.73
 1/31/2013               12,736.97               12,446.09               12,882.21
 2/28/2013               12,919.79               12,593.54               13,027.39
 3/31/2013               13,431.63               13,074.51               13,519.99
 4/30/2013               13,634.74               13,414.22               13,831.83
 5/31/2013               13,984.68               13,719.09               14,012.00
 6/30/2013               13,861.42               13,562.04               13,862.49
 7/31/2013               14,609.85               14,244.52               14,500.59
 8/31/2013               14,055.60               13,798.29               14,049.20
 9/30/2013               14,407.70               14,153.78               14,439.15
10/31/2013               15,038.66               14,812.71               15,029.79
11/30/2013               15,458.21               15,102.64               15,375.78
12/31/2013               15,849.72               15,450.25               15,734.46
 1/31/2014               15,286.83               14,935.84               15,133.58
 2/28/2014               15,947.87               15,450.25               15,767.89
 3/31/2014               16,328.60               15,826.55               16,055.68
 4/30/2014               16,483.77               16,018.22               16,216.96
 5/31/2014               16,725.18               16,264.65               16,498.23
 6/30/2014               17,162.05               16,655.87               16,869.68
 7/31/2014               16,869.59               16,261.05               16,503.80
 8/31/2014               17,489.63               16,857.87               17,065.95
 9/30/2014               17,128.86               16,549.32               16,764.48
10/31/2014               17,513.67               16,909.48               17,083.97
11/30/2014               17,872.27               17,334.30               17,463.82
12/31/2014               17,981.90               17,293.88               17,416.92
 1/31/2015               17,263.10               16,685.08               16,861.14
 2/28/2015               18,098.45               17,417.55               17,678.98
 3/31/2015               17,852.08               16,966.59               17,414.65
 4/30/2015               18,018.99               17,330.64               17,619.87
 5/31/2015               18,235.53               17,445.60               17,738.18
 6/30/2015               17,871.43               16,845.29               17,309.09
 7/31/2015               17,949.78               17,134.57               17,520.98
 8/31/2015               16,880.75               16,218.54               16,494.71
 9/30/2015               16,371.12               15,914.09               16,053.98
10/31/2015               17,606.37               17,097.22               17,234.62
11/30/2015               17,673.76               17,029.34               17,214.71
12/31/2015               17,293.67               16,737.79               16,901.58
 1/31/2016               16,400.10               16,212.84               16,228.93
 2/29/2016               16,395.92               16,364.00               16,261.11
 3/31/2016               17,577.01               17,388.00               17,317.46
 4/30/2016               17,946.24               17,520.00               17,538.16
 5/31/2016               18,224.98               17,765.00               17,770.31
 6/30/2016               18,382.58               18,189.00               17,950.15
 7/31/2016               18,916.32               18,567.00               18,418.57

                                   [END CHART]

                       Data from 7/31/08 through 7/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Institutional Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Russell 1000 Value Index and the Lipper Equity Income Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Equity Income Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/16 o
                                (% of Net Assets)

Johnson & Johnson ....................................................  2.4%
AbbVie, Inc. .........................................................  2.1%
Cisco Systems, Inc. ..................................................  2.1%
Pfizer, Inc. .........................................................  2.1%
Occidental Petroleum Corp. ...........................................  2.0%
General Electric Co. .................................................  1.8%
Verizon Communications, Inc. .........................................  1.8%
JPMorgan Chase & Co. .................................................  1.7%
Merck & Co., Inc. ....................................................  1.7%
Philip Morris International, Inc. ....................................  1.5%

                         o SECTOR ALLOCATION - 7/31/16 o

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIALS                                                              15.8%
INDUSTRIALS                                                             15.1%
CONSUMER STAPLES                                                        12.4%
INFORMATION TECHNOLOGY                                                  11.2%
HEALTH CARE                                                             11.0%
UTILITIES                                                                9.6%
ENERGY                                                                   7.3%
TELECOMMUNICATION SERVICES                                               5.4%
CONSUMER DISCRETIONARY                                                   5.3%
MATERIALS                                                                2.8%

                                   [END CHART]

*Excludes money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 15-22.

================================================================================

12  | USAA INCOME STOCK FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2016:

     DIVIDEND RECEIVED              LONG-TERM
    DEDUCTION (CORPORATE           CAPITAL GAIN          QUALIFIED INTEREST
      SHAREHOLDERS)(1)            DISTRIBUTIONS(2)             INCOME
    -----------------------------------------------------------------------
          99.34%                    $79,091,000                $186,000
    -----------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INCOME STOCK FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Income Stock Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Stock Fund at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 21, 2016

================================================================================

14  | USAA INCOME STOCK FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (95.9%)

              COMMON STOCKS (95.9%)

              CONSUMER DISCRETIONARY (5.3%)
              -----------------------------
              ADVERTISING (0.5%)
    150,200   Omnicom Group, Inc.                                                             $   12,360
                                                                                              ----------
              AUTO PARTS & EQUIPMENT (0.7%)
    351,300   Johnson Controls, Inc.                                                              16,132
     89,100   Magna International, Inc.                                                            3,436
                                                                                              ----------
                                                                                                  19,568
                                                                                              ----------
              AUTOMOBILE MANUFACTURERS (0.7%)
    133,008   Daimler AG ADR                                                                       9,035
    804,000   Ford Motor Co.                                                                      10,179
                                                                                              ----------
                                                                                                  19,214
                                                                                              ----------
              DISTRIBUTORS (0.6%)
    145,100   Genuine Parts Co.                                                                   14,835
                                                                                              ----------
              GENERAL MERCHANDISE STORES (0.5%)
    171,200   Target Corp.                                                                        12,897
                                                                                              ----------
              HOME IMPROVEMENT RETAIL (0.6%)
    123,300   Home Depot, Inc.                                                                    17,045
                                                                                              ----------
              HOTELS, RESORTS & CRUISE LINES (0.2%)
    131,089   Carnival Corp.                                                                       6,124
                                                                                              ----------
              MOVIES & ENTERTAINMENT (0.7%)
    471,200   Regal Entertainment Group "A"                                                       11,083
    112,615   Time Warner, Inc.                                                                    8,632
                                                                                              ----------
                                                                                                  19,715
                                                                                              ----------
              RESTAURANTS (0.7%)
    187,640   Brinker International, Inc.                                                          8,845
     86,740   McDonald's Corp.                                                                    10,205
                                                                                              ----------
                                                                                                  19,050
                                                                                              ----------
              SPECIALIZED CONSUMER SERVICES (0.1%)
    138,200   H&R Block, Inc.                                                                      3,288
                                                                                              ----------
              Total Consumer Discretionary                                                       144,096
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              CONSUMER STAPLES (12.4%)
              ------------------------
              AGRICULTURAL PRODUCTS (0.1%)
     61,100   Bunge Ltd.                                                                      $    4,023
                                                                                              ----------
              BREWERS (0.5%)
    143,202   Molson Coors Brewing Co. "B"                                                        14,630
                                                                                              ----------
              DRUG RETAIL (0.7%)
     99,240   CVS Health Corp.                                                                     9,201
    133,900   Walgreens Boots Alliance, Inc.                                                      10,612
                                                                                              ----------
                                                                                                  19,813
                                                                                              ----------
              HOUSEHOLD PRODUCTS (2.7%)
    114,275   Colgate-Palmolive Co.                                                                8,505
    224,344   Kimberly-Clark Corp.                                                                29,064
    423,680   Procter & Gamble Co.                                                                36,263
                                                                                              ----------
                                                                                                  73,832
                                                                                              ----------
              HYPERMARKETS & SUPER CENTERS (1.2%)
    441,200   Wal-Mart Stores, Inc.                                                               32,194
                                                                                              ----------
              PACKAGED FOODS & MEAT (1.8%)
    134,000   B&G Foods, Inc.                                                                      6,913
    291,900   Campbell Soup Co.                                                                   18,177
    271,900   Kraft Heinz Co.                                                                     23,489
                                                                                              ----------
                                                                                                  48,579
                                                                                              ----------
              PERSONAL PRODUCTS (0.6%)
    374,200   Unilever N.V.                                                                       17,258
                                                                                              ----------
              SOFT DRINKS (1.4%)
    347,800   Coca-Cola Co.                                                                       15,174
    261,050   Coca-Cola European Partners plc                                                      9,745
    110,914   PepsiCo, Inc.                                                                       12,081
                                                                                              ----------
                                                                                                  37,000
                                                                                              ----------
              TOBACCO (3.4%)
    382,825   Altria Group, Inc.                                                                  25,917
    410,860   Philip Morris International, Inc.                                                   41,193
    483,728   Reynolds American, Inc.                                                             24,216
                                                                                              ----------
                                                                                                  91,326
                                                                                              ----------
              Total Consumer Staples                                                             338,655
                                                                                              ----------
              ENERGY (7.3%)
              -------------
              INTEGRATED OIL & GAS (5.6%)
    342,100   Chevron Corp.                                                                       35,058
    318,627   Exxon Mobil Corp.                                                                   28,342

================================================================================

16  | USAA INCOME STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

    711,795   Occidental Petroleum Corp.                                                      $   53,192
    676,074   Royal Dutch Shell plc ADR "A"                                                       35,014
                                                                                              ----------
                                                                                                 151,606
                                                                                              ----------
              OIL & GAS EQUIPMENT & SERVICES (0.4%)
     98,100   Halliburton Co.                                                                      4,283
     91,500   Schlumberger Ltd.                                                                    7,368
                                                                                              ----------
                                                                                                  11,651
                                                                                              ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.5%)
    216,100   ConocoPhillips                                                                       8,821
    408,800   Marathon Oil Corp.                                                                   5,576
                                                                                              ----------
                                                                                                  14,397
                                                                                              ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.8%)
    338,335   Enterprise Products Partners, LP                                                     9,632
    301,100   Spectra Energy Corp.                                                                10,831
                                                                                              ----------
                                                                                                  20,463
                                                                                              ----------
              Total Energy                                                                       198,117
                                                                                              ----------
              FINANCIALS (15.8%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.8%)
     37,520   BlackRock, Inc.                                                                     13,742
    141,900   State Street Corp.                                                                   9,334
                                                                                              ----------
                                                                                                  23,076
                                                                                              ----------
              CONSUMER FINANCE (0.5%)
    439,613   Synchrony Financial*                                                                12,256
                                                                                              ----------
              DIVERSIFIED BANKS (3.7%)
    594,200   Bank of America Corp.                                                                8,610
    115,940   Commonwealth Bank of Australia ADR                                                   6,846
    720,200   JPMorgan Chase & Co.                                                                46,071
    263,000   U.S. Bancorp                                                                        11,091
    580,650   Wells Fargo & Co.                                                                   27,854
                                                                                              ----------
                                                                                                 100,472
                                                                                              ----------
              INSURANCE BROKERS (1.3%)
    399,500   Arthur J. Gallagher & Co.                                                           19,651
    222,670   Marsh & McLennan Companies, Inc.                                                    14,641
                                                                                              ----------
                                                                                                  34,292
                                                                                              ----------
              INVESTMENT BANKING & BROKERAGE (0.2%)
    182,600   Morgan Stanley                                                                       5,246
                                                                                              ----------
              LIFE & HEALTH INSURANCE (1.0%)
    633,400   MetLife, Inc.                                                                       27,071
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MULTI-LINE INSURANCE (0.3%)
    662,200   Allianz SE ADR                                                                  $    9,456
                                                                                              ----------
              PROPERTY & CASUALTY INSURANCE (0.8%)
     87,600   Allstate Corp.                                                                       5,986
     83,100   Chubb Ltd.                                                                          10,409
    171,000   Xl Group Ltd.                                                                        5,918
                                                                                              ----------
                                                                                                  22,313
                                                                                              ----------
              REGIONAL BANKS (3.3%)
    686,500   BB&T Corp.                                                                          25,311
    455,600   Fifth Third Bancorp                                                                  8,647
    763,200   KeyCorp                                                                              8,930
     85,900   M&T Bank Corp.                                                                       9,841
    592,160   People's United Financial, Inc.                                                      8,977
    336,500   PNC Financial Services Group, Inc.                                                  27,812
                                                                                              ----------
                                                                                                  89,518
                                                                                              ----------
              REITs - HEALTH CARE (1.0%)
    342,520   Welltower, Inc.                                                                     27,172
                                                                                              ----------
              REITs - INDUSTRIAL (0.1%)
    123,800   Duke Realty Corp.                                                                    3,564
                                                                                              ----------
              REITs - OFFICE (0.1%)
     21,900   Boston Properties, Inc.                                                              3,113
                                                                                              ----------
              REITs - RESIDENTIAL (0.1%)
     39,900   Equity Residential                                                                   2,713
                                                                                              ----------
              REITs - RETAIL (0.1%)
     13,500   Simon Property Group, Inc.                                                           3,065
                                                                                              ----------
              REITs - SPECIALIZED (1.4%)
    275,245   Corrections Corp. of America                                                         8,822
    623,855   Iron Mountain, Inc.                                                                 25,709
     10,900   Public Storage                                                                       2,604
                                                                                              ----------
                                                                                                  37,135
                                                                                              ----------
              SPECIALIZED FINANCE (1.1%)
    289,080   CME Group, Inc.                                                                     29,556
                                                                                              ----------
              Total Financials                                                                   430,018
                                                                                              ----------
              HEALTH CARE (11.0%)
              -------------------
              BIOTECHNOLOGY (2.3%)
    875,150   AbbVie, Inc.                                                                        57,961
     64,800   Gilead Sciences, Inc.                                                                5,150
                                                                                              ----------
                                                                                                  63,111
                                                                                              ----------

================================================================================

18  | USAA INCOME STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT (1.2%)
    348,580   Medtronic plc                                                                   $   30,546
                                                                                              ----------
              MANAGED HEALTH CARE (0.8%)
    152,636   UnitedHealth Group, Inc.                                                            21,857
                                                                                              ----------
              PHARMACEUTICALS (6.7%)
    520,800   Johnson & Johnson                                                                   65,220
    769,650   Merck & Co., Inc.                                                                   45,148
    197,500   Novartis AG ADR                                                                     16,444
  1,517,870   Pfizer, Inc.                                                                        55,994
                                                                                              ----------
                                                                                                 182,806
                                                                                              ----------
              Total Health Care                                                                  298,320
                                                                                              ----------
              INDUSTRIALS (15.1%)
              -------------------
              AEROSPACE & DEFENSE (5.5%)
    120,390   Boeing Co.                                                                          16,091
     95,905   General Dynamics Corp.                                                              14,088
    131,750   Honeywell International, Inc.                                                       15,326
    141,790   Lockheed Martin Corp.                                                               35,835
    274,450   Raytheon Co.                                                                        38,294
    295,650   United Technologies Corp.                                                           31,827
                                                                                              ----------
                                                                                                 151,461
                                                                                              ----------
              AIR FREIGHT & LOGISTICS (0.9%)
    228,660   United Parcel Service, Inc. "B"                                                     24,718
                                                                                              ----------
              COMMERCIAL PRINTING (1.2%)
    281,900   Deluxe Corp.                                                                        19,053
    713,100   R.R. Donnelley & Sons Co.                                                           12,779
                                                                                              ----------
                                                                                                  31,832
                                                                                              ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
     76,000   Caterpillar, Inc.                                                                    6,290
                                                                                              ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (2.0%)
    603,800   Eaton Corp. plc                                                                     38,287
    271,900   Emerson Electric Co.                                                                15,199
                                                                                              ----------
                                                                                                  53,486
                                                                                              ----------
              ENVIRONMENTAL & FACILITIES SERVICES (1.9%)
    488,350   Republic Services, Inc.                                                             25,033
    401,990   Waste Management, Inc.                                                              26,579
                                                                                              ----------
                                                                                                  51,612
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INDUSTRIAL CONGLOMERATES (2.8%)
    150,450   3M Co.                                                                          $   26,835
  1,617,603   General Electric Co.                                                                50,372
                                                                                              ----------
                                                                                                  77,207
                                                                                              ----------
              INDUSTRIAL MACHINERY (0.6%)
     56,200   Parker-Hannifin Corp.                                                                6,417
     77,500   Stanley Black & Decker, Inc.                                                         9,432
                                                                                              ----------
                                                                                                  15,849
                                                                                              ----------
              Total Industrials                                                                  412,455
                                                                                              ----------
              INFORMATION TECHNOLOGY (11.2%)
              ------------------------------
              COMMUNICATIONS EQUIPMENT (2.1%)
  1,881,900   Cisco Systems, Inc.                                                                 57,455
                                                                                              ----------
              DATA PROCESSING & OUTSOURCED SERVICES (1.2%)
    206,850   Automatic Data Processing, Inc.                                                     18,399
    252,261   Paychex, Inc.                                                                       14,954
                                                                                              ----------
                                                                                                  33,353
                                                                                              ----------
              SEMICONDUCTORS (4.3%)
  1,015,200   Intel Corp.                                                                         35,390
    190,180   Linear Technology Corp.                                                             11,409
    361,950   Microchip Technology, Inc.                                                          20,139
    382,280   QUALCOMM, Inc.                                                                      23,923
    382,000   Texas Instruments, Inc.                                                             26,644
                                                                                              ----------
                                                                                                 117,505
                                                                                              ----------
              SYSTEMS SOFTWARE (2.2%)
    490,450   Microsoft Corp.                                                                     27,799
    746,450   Oracle Corp.                                                                        30,634
                                                                                              ----------
                                                                                                  58,433
                                                                                              ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.4%)
    136,759   Apple, Inc.                                                                         14,252
    434,300   Hewlett Packard Enterprise Co.                                                       9,129
  1,004,700   HP, Inc.                                                                            14,076
                                                                                              ----------
                                                                                                  37,457
                                                                                              ----------
              Total Information Technology                                                       304,203
                                                                                              ----------
              MATERIALS (2.8%)
              ----------------
              COMMODITY CHEMICALS (0.1%)
     34,600   LyondellBasell Industries N.V. "A"                                                   2,604
                                                                                              ----------

================================================================================

20  | USAA INCOME STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DIVERSIFIED CHEMICALS (1.5%)
    558,970   Dow Chemical Co.                                                                $   30,000
    735,100   Huntsman Corp.                                                                      11,364
                                                                                              ----------
                                                                                                  41,364
                                                                                              ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
     92,560   Agrium, Inc.                                                                         8,401
                                                                                              ----------
              GOLD (0.3%)
    433,400   Tahoe Resources, Inc.                                                                6,744
                                                                                              ----------
              PAPER PACKAGING (0.6%)
    337,310   Bemis Co., Inc.                                                                     17,216
                                                                                              ----------
              Total Materials                                                                     76,329
                                                                                              ----------
              TELECOMMUNICATION SERVICES (5.4%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (3.5%)
    728,112   AT&T, Inc.                                                                          31,520
    450,999   CenturyLink, Inc.                                                                   14,179
    898,406   Verizon Communications, Inc.                                                        49,781
                                                                                              ----------
                                                                                                  95,480
                                                                                              ----------
              WIRELESS TELECOMMUNICATION SERVICES (1.9%)
    430,900   Rogers Communications, Inc. "B"                                                     19,033
  1,029,800   Vodafone Group plc ADR                                                              31,821
                                                                                              ----------
                                                                                                  50,854
                                                                                              ----------
              Total Telecommunication Services                                                   146,334
                                                                                              ----------
              UTILITIES (9.6%)
              ----------------
              ELECTRIC UTILITIES (4.7%)
     92,700   American Electric Power Co., Inc.                                                    6,424
    402,770   Duke Energy Corp.                                                                   34,473
    101,500   Edison International                                                                 7,854
    143,450   Entergy Corp.                                                                       11,676
    342,760   Eversource Energy                                                                   20,048
     49,100   NextEra Energy, Inc.                                                                 6,299
    769,580   PPL Corp.                                                                           29,021
    209,350   Southern Co.                                                                        11,200
                                                                                              ----------
                                                                                                 126,995
                                                                                              ----------
              GAS UTILITIES (0.4%)
    168,450   WGL Holdings, Inc.                                                                  11,924
                                                                                              ----------
              MULTI-UTILITIES (4.5%)
    468,700   Ameren Corp.                                                                        24,578
    428,700   CMS Energy Corp.                                                                    19,369

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    184,300   Dominion Resources, Inc.                                                        $   14,379
    484,565   NiSource, Inc.                                                                      12,434
    155,950   SCANA Corp.                                                                         11,687
    241,850   Vectren Corp.                                                                       12,511
    438,360   WEC Energy Group, Inc.                                                              28,454
                                                                                              ----------
                                                                                                 123,412
                                                                                              ----------
              Total Utilities                                                                    262,331
                                                                                              ----------
              Total Common Stocks                                                              2,610,858
                                                                                              ----------
              Total Equity Securities (cost: $2,046,219)                                       2,610,858
                                                                                              ----------

              MONEY MARKET INSTRUMENTS (3.9%)

              MONEY MARKET FUNDS (3.9%)
107,979,555   State Street Institutional Liquid Reserves Fund Premier Class, 0.46%(a)
                (cost: $107,979)                                                                 107,979
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $2,154,198)                                            $2,718,837
                                                                                              ==========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                     LEVEL 1            LEVEL 2          LEVEL 3             TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                         $2,610,858                 $-               $-        $2,610,858

Money Market Instruments:
  Money Market Funds                       107,979                  -                -           107,979
--------------------------------------------------------------------------------------------------------
Total                                   $2,718,837                 $-               $-        $2,718,837
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2015, through July 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

22  | USAA INCOME STOCK FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 6.3% of net assets at July 31, 2016.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT  Real estate investment trust

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at July 31, 2016.

      * Non-income-producing security. As of July 31, 2016, 99.4% of the Fund's net assets were invested in dividend-paying stocks.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,154,198)                            $2,718,837
   Receivables:
       Capital shares sold                                                                         1,844
       USAA Transfer Agency Company (Note 6D)                                                          2
       Dividends and interest                                                                      5,260
                                                                                              ----------
          Total assets                                                                         2,725,943
                                                                                              ----------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                     1,338
   Accrued management fees                                                                         1,146
   Accrued transfer agent's fees                                                                      20
   Other accrued expenses and payables                                                               154
                                                                                              ----------
          Total liabilities                                                                        2,658
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $2,723,285
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $2,195,966
   Accumulated undistributed net investment income                                                   513
   Accumulated net realized loss on investments                                                  (37,833)
   Net unrealized appreciation of investments                                                    564,639
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $2,723,285
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
          Fund Shares (net assets of $1,564,900/86,087
              capital shares outstanding, no par value)                                       $    18.18
                                                                                              ==========
          Institutional Shares (net assets of $1,158,385/63,783
              capital shares outstanding, no par value)                                       $    18.16
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

24  | USAA INCOME STOCK FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends (net of foreign taxes withheld of $1,088)                                         $ 82,314
    Interest                                                                                         248
                                                                                                --------
        Total income                                                                              82,562
                                                                                                --------
EXPENSES
    Management fees                                                                               13,253
    Administration and servicing fees:
        Fund Shares                                                                                2,295
        Institutional Shares                                                                       1,038
    Transfer agent's fees:
        Fund Shares                                                                                1,616
        Institutional Shares                                                                       1,038
    Custody and accounting fees:
        Fund Shares                                                                                  162
        Institutional Shares                                                                         106
    Postage:
        Fund Shares                                                                                   78
        Institutional Shares                                                                          25
    Shareholder reporting fees:
        Fund Shares                                                                                   45
        Institutional Shares                                                                           6
    Trustees' fees                                                                                    29
    Registration fees:
        Fund Shares                                                                                   36
        Institutional Shares                                                                          58
    Professional fees                                                                                146
    Other                                                                                             41
                                                                                                --------
             Total expenses                                                                       19,972
    Expenses paid indirectly:
        Fund Shares                                                                                  (15)
        Institutional Shares                                                                         (10)
                                                                                                --------
             Net expenses                                                                         19,947
                                                                                                --------
NET INVESTMENT INCOME                                                                             62,615
                                                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
    Net realized loss on:
        Investments                                                                              (19,738)
        Foreign currency transactions                                                                 (5)
    Change in net unrealized appreciation/(depreciation)                                         165,561
                                                                                                --------
             Net realized and unrealized gain                                                    145,818
                                                                                                --------
    Increase in net assets resulting from operations                                            $208,433
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------------
                                                                        2016                        2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                          $   62,615                  $   67,901
   Net realized gain (loss) on investments                           (19,738)                     78,531
   Net realized loss on foreign currency transactions                     (5)                        (10)
   Change in net unrealized appreciation/(depreciation)
      of investments                                                 165,561                      (1,404)
                                                                  --------------------------------------
      Increase in net assets resulting from operations               208,433                     145,018
                                                                  --------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                    (36,086)                    (42,344)
      Institutional Shares                                           (25,098)                    (29,505)
                                                                  --------------------------------------
         Total distributions of net investment income                (61,184)                    (71,849)
                                                                  --------------------------------------
   Net realized gains:
      Fund Shares                                                    (53,051)                    (38,415)
      Institutional Shares                                           (31,658)                    (26,651)
                                                                  --------------------------------------
         Total distributions of net realized gains                   (84,709)                    (65,066)
                                                                  --------------------------------------
      Distributions to shareholders                                 (145,893)                   (136,915)
                                                                  --------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                      (111,868)                     11,581
   Institutional Shares                                               34,815                      40,961
                                                                  --------------------------------------
      Total net increase (decrease) in net assets
         from capital share transactions                             (77,053)                     52,542
                                                                  --------------------------------------
   Capital contribution from USAA Transfer
      Agency Company (Note 6D):
      Fund Shares                                                          2                           3
                                                                  --------------------------------------
   Net increase (decrease) in net assets                             (14,511)                     60,648

NET ASSETS
   Beginning of year                                               2,737,796                   2,677,148
                                                                  --------------------------------------
   End of year                                                    $2,723,285                  $2,737,796
                                                                  ======================================
Accumulated undistributed net investment income:
   End of year                                                    $      513                  $    1,993
                                                                  ======================================

See accompanying notes to financial statements.

================================================================================

26  | USAA INCOME STOCK FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Income Stock Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek current income with the prospect of increasing dividend income and the potential for capital appreciation.

The Fund consists of two classes of shares: Income Stock Fund Shares (Fund Shares) and Income Stock Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most

================================================================================

28  | USAA INCOME STOCK FUND

================================================================================
        recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services,

================================================================================

30  | USAA INCOME STOCK FUND

================================================================================

        broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded

================================================================================

32  | USAA INCOME STOCK FUND

================================================================================

    on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2016, brokerage commission recapture credits reduced the expenses of the Fund Shares and Institutional Shares by $15,000 and $10,000, respectively. For the year ended July 31, 2016 there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended July 31, 2016, the Fund paid CAPCO facility fees of $16,000, which represents 3.7% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, non-REIT return of capital dividend, and distributions adjustments resulted in

================================================================================

34  | USAA INCOME STOCK FUND

================================================================================

reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income by $2,911,000, accumulated net realized loss on investments by $2,912,000, and paid-in capital by $1,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2016, and 2015, was as follows:


                                                    2016                 2015
                                               ---------------------------------
Ordinary income*                               $ 66,802,000         $ 73,388,000
Long-term realized capital gain                  79,091,000           63,527,000
                                               ------------         ------------
  Total distributions paid                     $145,893,000         $136,915,000
                                               ============         ============

As of July 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $  2,136,000
Accumulated capital and other losses                                 (32,236,000)
Unrealized appreciation of investments                               557,419,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend, and partnership basis adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2016, the Fund deferred to August 1, 2016, post October capital losses of $32,236,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

For the year ended July 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2016, were $470,213,000 and $656,481,000 respectively.

As of July 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $2,161,418,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2016, for federal income tax purposes, were $610,670,000 and $53,251,000, respectively, resulting in net unrealized appreciation of $557,419,000.

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

36  | USAA INCOME STOCK FUND

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                      YEAR ENDED                     YEAR ENDED
                                                     JULY 31, 2016                  JULY 31, 2015
-------------------------------------------------------------------------------------------------------
                                                SHARES          AMOUNT          SHARES          AMOUNT
                                               --------------------------------------------------------
FUND SHARES:
Shares sold                                      6,314        $ 107,451          7,646        $ 137,783
Shares issued from
  reinvested dividends                           5,133           85,652          4,303           77,509
Shares redeemed                                (18,542)        (304,971)       (11,300)        (203,711)
                                               --------------------------------------------------------
Net increase (decrease) from
  capital share transactions                    (7,095)       $(111,868)           649        $  11,581
                                               ========================================================
INSTITUTIONAL SHARES:
Shares sold                                     15,514        $ 251,481         12,512        $ 225,584
Shares issued from
  reinvested dividends                           3,401           56,752          3,120           56,149
Shares redeemed                                (15,938)        (273,418)       (13,377)        (240,772)
                                               --------------------------------------------------------
Net increase from capital
  share transactions                             2,977        $  34,815          2,255        $  40,961
                                               ========================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Equity Income Funds Index. The Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds in the Lipper Equity Income Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
-------------------------------------------------------------------
+/- 100 to 400                               +/- 4
+/- 401 to 700                               +/- 5
+/- 701 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Equity Income Funds Index over that period, even if the class had overall negative returns during the performance period.

================================================================================

38  | USAA INCOME STOCK FUND

================================================================================

    For the year ended July 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $13,253,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $208,000 and $203,000, respectively. For the Fund Shares and Institutional Shares, the performance adjustments were 0.01% and 0.02%, respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Epoch Investment Partners, Inc. (Epoch), under which Epoch directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Epoch a subadvisory fee in the annual amount of 0.30% of the Fund's average net assets for the first $600 million of assets that Epoch manages, plus 0.20% on the next $900 million of assets, and 0.18% on assets over $1.5 billion that Epoch manages. For the year ended July 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Epoch of $3,401,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2016, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,295,000 and $1,038,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2016, the Fund reimbursed the Manager $70,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2016, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,616,000 and $1,038,000, respectively. Additionally, the Fund recorded a capital contribution and a receivable from SAS of $2,000 at July 31, 2016, for adjustments related to corrections to certain shareholder transactions.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2016,

================================================================================

40  | USAA INCOME STOCK FUND

================================================================================

the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                  OWNERSHIP %
---------------------------------------------------------------------------------
Cornerstone Conservative                                                 0.1
Cornerstone Equity                                                       0.4
Target Retirement Income                                                 0.4
Target Retirement 2020                                                   1.0
Target Retirement 2030                                                   2.5
Target Retirement 2040                                                   3.1
Target Retirement 2050                                                   1.7
Target Retirement 2060                                                   0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED JULY 31,
                                   ---------------------------------------------------------------------
                                         2016          2015            2014           2013          2012
                                   ---------------------------------------------------------------------
Net asset value at
  beginning of period              $    17.79    $    17.72      $    16.29     $    13.26    $    12.53
                                   ---------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                   .40           .44             .47            .24           .18
  Net realized and
    unrealized gain                       .97           .51            1.77           3.03           .73
                                   ---------------------------------------------------------------------
Total from investment
  operations                             1.37           .95            2.24           3.27           .91
                                   ---------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.40)         (.46)           (.45)          (.24)         (.18)
  Realized capital gains                 (.58)         (.42)           (.36)             -             -
                                   ---------------------------------------------------------------------
Total distributions                      (.98)         (.88)           (.81)          (.24)         (.18)
                                   ---------------------------------------------------------------------
Net asset value at end
  of period                        $    18.18    $    17.79      $    17.72     $    16.29    $    13.26
                                   ======================================================================
Total return (%)*                        8.29          5.36            14.06         24.89          7.34
Net assets at end of
  period (000)                     $1,564,900    $1,657,268      $1,640,134     $1,453,425    $1,680,648
Ratios to average net assets:**
  Expenses (%)(a)                         .80           .79             .80            .85           .85
  Net investment income (%)              2.42          2.38            2.77           1.67          1.43
Portfolio turnover (%)                     19            12(b)           57             64            42

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $1,529,059,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Overall decrease in purchases and sales of securities.

================================================================================

42  | USAA INCOME STOCK FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED JULY 31,
                                   ---------------------------------------------------------------------
                                         2016          2015            2014           2013          2012
                                   ---------------------------------------------------------------------
Net asset value at
  beginning of period              $    17.77    $    17.71      $    16.28       $  13.25      $  12.52
                                   ---------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                   .40           .45             .49            .26           .20
  Net realized and
    unrealized gain                       .98           .50            1.76           3.03           .73
                                   ---------------------------------------------------------------------
Total from investment
  operations                             1.38           .95            2.25           3.29           .93
                                   ---------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.41)         (.47)           (.46)          (.26)         (.20)
  Realized capital gains                 (.58)         (.42)           (.36)             -             -
                                   ---------------------------------------------------------------------
Total distributions                      (.99)         (.89)           (.82)          (.26)         (.20)
                                   ---------------------------------------------------------------------
Net asset value at end
  of period                        $    18.16    $    17.77      $    17.71       $  16.28      $  13.25
                                   =====================================================================
Total return (%)*                        8.36          5.37           14.16          25.08          7.52
Net assets at end of
  period (000)                     $1,158,385    $1,080,528      $1,037,014       $880,414      $249,551
Ratios to average net assets:**
  Expenses (%)(a)                         .75           .73             .73            .73           .71
  Net investment income (%)              2.47          2.45            2.85           1.83          1.56
Portfolio turnover (%)                     19            12(b)           57             64            42

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $1,038,209,000.
(a) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Reflects overall decrease in purchases and sales of securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

EXPENSE EXAMPLE

July 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2016, through July 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

44  | USAA INCOME STOCK FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING               ENDING             DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE        FEBRUARY 1, 2016 -
                                        FEBRUARY 1, 2016        JULY 31, 2016          JULY 31, 2016
                                        ---------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $1,145.40                 $4.21

Hypothetical
  (5% return before expenses)               1,000.00               1,020.93                  3.97

INSTITUTIONAL SHARES
Actual                                      1,000.00               1,145.20                  3.95

Hypothetical
  (5% return before expenses)               1,000.00               1,021.18                  3.72

*Expenses are equal to the annualized expense ratio of 0.79% for Fund Shares and 0.74% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 14.54% for Fund Shares and 14.52% for Institutional Shares for the six-month period of February 1, 2016, through July 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and the Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the

================================================================================

46  | USAA INCOME STOCK FUND

================================================================================

Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate--which includes advisory and administrative services and the effects of any performance adjustment--was

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48  | USAA INCOME STOCK FUND

================================================================================

below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Board also took into account that the subadvisory fee under the Subadvisory Agreement is paid by the Manager. The Board also considered and discussed information about the Subadviser's fee, including the amount of management fees retained by the Manager after payment of the subadvisory fee. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and lower than its Lipper index for the one-year period ended December 31, 2015, was above the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2015, and was lower than the average of its performance universe and its Lipper index for the ten-year period ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one-year period ended December 31, 2015, was in the top 25% of its performance universe for the three- and five-year periods ended December 31, 2015, and was in the bottom 50% of its performance universe for the ten-year period ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be

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50  | USAA INCOME STOCK FUND

================================================================================

provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays subadvisory fees to the Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2015, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance and the explanations of management regarding the factors that contributed to the performance of the Fund. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

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52  | USAA INCOME STOCK FUND

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

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54  | USAA INCOME STOCK FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA INCOME STOCK FUND

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

     (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
     (2) Member of Executive Committee.
     (3) Member of Audit and Compliance Committee.
     (4) Member of Product Management and Distribution Committee.
     (5) Member of Corporate Governance Committee.
     (6) Member of Investments Committee.
     (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
     (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

58  | USAA INCOME STOCK FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

60  | USAA INCOME STOCK FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby serves as the Funds' anti-money laundering compliance officer.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   23421-0916                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                                   [GRAPHIC OF USAA INCOME FUND]

  ===============================================================

     ANNUAL REPORT
     USAA INCOME FUND
     FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
     JULY 31, 2016

  ===============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... PLAN FOR A STRONGER FUTURE BY STAYING
FOCUSED ON THEIR LONG-TERM OBJECTIVES, USING        [PHOTO OF BROOKS ENGLEHARDT]
AN INVESTMENT PLAN THAT IS BASED ON THEIR
PERSONAL TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

SEPTEMBER 2016

Investors may be feeling a bit of whiplash as they look back over the reporting period ended July 31, 2016. Stocks and corporate bonds took a dive during the first half of the reporting period and then moved up sharply in the second half. Essentially, it was a tale of two markets.

In the first half of the reporting period, stocks and corporate bonds retreated on concerns about the global economy with worries about China's growth, a major catalyst. A key issue was the price of oil, which typically is a barometer of global economic growth expectations. Oil prices remained low amid persistent oversupply and weaker-than-expected demand. In mid-February 2016, stocks and corporate bonds reversed direction as investors appeared to overcome most of their previous fears about China and the broader global economy. The markets generally continued to advance during the second half of the reporting period as global central banks maintained lower-for-longer monetary policies and, in some cases, increased their ongoing stimulative measures. Although oil prices remained volatile, the prices of many other commodities rose. For the reporting period as a whole, U.S. stocks and corporate bonds posted modest gains while global stocks generally declined.

In the U.S. Treasury market, it was a slightly different story. During the first four months of the reporting period, longer-term yields edged up as positive economic trends and a pickup in inflation suggested that the Federal Reserve (the Fed) might raise short-term interest rates. As yields rose, prices--which move in the opposite direction--fell. In December 2015, the Fed ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%-- the first increase in nearly a decade. At the same time, Fed policymakers signaled that four interest rate increases may be on tap for 2016. The Fed has more influence over short-term interest rates than it has over longer-term interest rates. So despite the Fed's forecast, longer-term yields plunged in early 2016 as an increase in market volatility drove a safe-haven flight into U.S. Treasuries. Longer-term yields fell further in late March 2016 after the Fed lowered its previous forecast to two interest rate increases in 2016. In June 2016,

================================================================================

================================================================================

a weak U.S. jobs report and market volatility unleashed by the "Brexit" referendum (the United Kingdom's vote to leave the European Union) sent yields lower still. By the end of the reporting period, though some Fed policymakers noted that one interest rate increase was still possible, the markets were anticipating that no interest rate increases would occur in 2016. As a result of the sharp drop in yields, longer-term U.S. Treasuries were among the strongest-performing assets of the reporting period.

At USAA Investments, we have been saying for some time that Fed policymakers are likely to take a "lower-for-longer" approach to interest rate increases in order to avoid negatively affecting a U.S. economy that has struggled to build strong growth momentum. This view is supported, we believe, by the weak 1.2% gross domestic product growth recorded in the second quarter of 2016. Clearly, the United States economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to return to a normal rate of economic growth. We believe growth of the U.S. economy will continue to be low and slow throughout 2016 as it did in 2015.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation for the risks assumed. But it is important to remember that market conditions are always in fluctuation and time horizon matters. We believe that it is important for investors to plan for a stronger future by staying focused on their long-term objectives, using an investment plan that is based on their personal time horizon and risk tolerance. An investment plan can also keep investors from making hasty portfolio decisions based on market turmoil, and give them flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help you tailor your investment allocations to your long-term goals, time horizon, and tolerance for risk.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            7

FINANCIAL INFORMATION

    Distributions to Shareholders                                             19

    Report of Independent Registered
      Public Accounting Firm                                                  20

    Portfolio of Investments                                                  21

    Notes to Portfolio of Investments                                         56

    Financial Statements                                                      62

    Notes to Financial Statements                                             66

EXPENSE EXAMPLE                                                               86

ADVISORY AGREEMENT(S)                                                         88

TRUSTEES' AND OFFICERS' INFORMATION                                           93

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

209374-0916

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA INCOME FUND (THE FUND) SEEKS MAXIMUM CURRENT INCOME WITHOUT UNDUE RISK TO PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets primarily in U.S. dollar-denominated debt securities, including, among others, obligations of U.S., state and local governments, their agencies and instrumental mortgage- and asset-backed securities, corporate debt securities and repurchase agreements that have been selected for their high yields relative to the risk involved. The Fund will invest primarily in investment-grade securities but also may invest up to 10% of its net assets in below-investment-grade securities, which are sometimes referred as high-yield or "junk" bonds.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    R. MATTHEW FREUND, CFA
    JULIANNE BASS, CFA
    BRIAN W. SMITH, CFA, CPA
--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The collapse in commodity prices, concerns about slowing global economic growth, and uncertainty surrounding China dampened investor sentiment during the first half of the reporting period ended July 31, 2016. Investor aversion to risk increased dramatically, and volatility surged in the stock and corporate bond markets. In mid-February 2016, stocks and corporate bonds reversed direction as commodity prices rose and Chinese officials took action to stabilize China's currency. The corporate bond market also benefited from the heavy buying by foreign investors, who responded to the negative interest rates offered by certain Japanese and European government bonds by seeking higher yields in the U.S. The United Kingdom's vote to leave the European Union (Brexit) led to an increase in volatility during late June 2016, but corporate bond prices had largely recovered by the end of the reporting period.

    Credit spreads (which are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) widened as volatility increased during the first part of the reporting period. Spreads are generally considered an indication of risk; the wider the spread, the greater the risk. The widening, which reached its peak in mid-February 2016, began in the energy sector as oil prices fell, but extended thereafter to the metals and mining, and the shipping sectors, and beyond. As volatility subsided and commodity prices improved, spreads narrowed, finishing the reporting period about

================================================================================

2  | USAA INCOME FUND

================================================================================

                   o BARCLAYS U.S. AGGREGATE CREDIT INDEX o

                 [CHART OF BARCLAYS U.S. AGGREGATE CREDIT INDEX]

                                                                 Average Option
   DATE                                                          Adjusted Spread
 7/31/2015                                                            1.46
  8/3/2015                                                            1.47
  8/4/2015                                                            1.47
  8/5/2015                                                            1.47
  8/6/2015                                                            1.48
  8/7/2015                                                            1.50
 8/10/2015                                                            1.50
 8/11/2015                                                            1.51
 8/12/2015                                                            1.53
 8/13/2015                                                            1.53
 8/14/2015                                                            1.52
 8/17/2015                                                            1.52
 8/18/2015                                                            1.52
 8/19/2015                                                            1.54
 8/20/2015                                                            1.55
 8/21/2015                                                            1.56
 8/24/2015                                                            1.60
 8/25/2015                                                            1.58
 8/26/2015                                                            1.58
 8/27/2015                                                            1.56
 8/28/2015                                                            1.56
 8/31/2015                                                            1.55
  9/1/2015                                                            1.57
  9/2/2015                                                            1.56
  9/3/2015                                                            1.56
  9/4/2015                                                            1.56
  9/8/2015                                                            1.55
  9/9/2015                                                            1.54
 9/10/2015                                                            1.54
 9/11/2015                                                            1.55
 9/14/2015                                                            1.52
 9/15/2015                                                            1.51
 9/16/2015                                                            1.50
 9/17/2015                                                            1.49
 9/18/2015                                                            1.50
 9/21/2015                                                            1.50
 9/22/2015                                                            1.51
 9/23/2015                                                            1.52
 9/24/2015                                                            1.53
 9/25/2015                                                            1.54
 9/28/2015                                                            1.57
 9/29/2015                                                            1.61
 9/30/2015                                                            1.60
 10/1/2015                                                            1.62
 10/2/2015                                                            1.62
 10/5/2015                                                            1.60
 10/6/2015                                                            1.59
 10/7/2015                                                            1.57
 10/8/2015                                                            1.56
 10/9/2015                                                            1.55
10/13/2015                                                            1.56
10/14/2015                                                            1.57
10/15/2015                                                            1.57
10/16/2015                                                            1.56
10/19/2015                                                            1.55
10/20/2015                                                            1.54
10/21/2015                                                            1.54
10/22/2015                                                            1.52
10/23/2015                                                            1.50
10/26/2015                                                            1.49
10/27/2015                                                            1.50
10/28/2015                                                            1.50
10/29/2015                                                            1.50
10/30/2015                                                            1.50
 11/2/2015                                                            1.50
 11/3/2015                                                            1.48
 11/4/2015                                                            1.46
 11/5/2015                                                            1.46
 11/6/2015                                                            1.46
 11/9/2015                                                            1.45
11/10/2015                                                            1.46
11/12/2015                                                            1.46
11/13/2015                                                            1.47
11/16/2015                                                            1.47
11/17/2015                                                            1.47
11/18/2015                                                            1.47
11/19/2015                                                            1.46
11/20/2015                                                            1.46
11/23/2015                                                            1.46
11/24/2015                                                            1.47
11/25/2015                                                            1.47
11/27/2015                                                            1.47
11/30/2015                                                            1.47
 12/1/2015                                                            1.47
 12/2/2015                                                            1.47
 12/3/2015                                                            1.47
 12/4/2015                                                            1.47
 12/7/2015                                                            1.48
 12/8/2015                                                            1.49
 12/9/2015                                                            1.50
12/10/2015                                                            1.50
12/11/2015                                                            1.54
12/14/2015                                                            1.57
12/15/2015                                                            1.58
12/16/2015                                                            1.55
12/17/2015                                                            1.55
12/18/2015                                                            1.57
12/21/2015                                                            1.57
12/22/2015                                                            1.56
12/23/2015                                                            1.56
12/24/2015                                                            1.57
12/28/2015                                                            1.56
12/29/2015                                                            1.56
12/30/2015                                                            1.55
12/31/2015                                                            1.55
  1/4/2016                                                            1.57
  1/5/2016                                                            1.56
  1/6/2016                                                            1.57
  1/7/2016                                                            1.60
  1/8/2016                                                            1.60
 1/11/2016                                                            1.60
 1/12/2016                                                            1.62
 1/13/2016                                                            1.64
 1/14/2016                                                            1.67
 1/15/2016                                                            1.70
 1/19/2016                                                            1.72
 1/20/2016                                                            1.78
 1/21/2016                                                            1.80
 1/22/2016                                                            1.77
 1/25/2016                                                            1.78
 1/26/2016                                                            1.79
 1/27/2016                                                            1.80
 1/28/2016                                                            1.81
 1/29/2016                                                            1.81
  2/1/2016                                                            1.83
  2/2/2016                                                            1.86
  2/3/2016                                                            1.87
  2/4/2016                                                            1.87
  2/5/2016                                                            1.87
  2/8/2016                                                            1.91
  2/9/2016                                                            1.95
 2/10/2016                                                            1.95
 2/11/2016                                                            2.00
 2/12/2016                                                            2.00
 2/16/2016                                                            1.95
 2/17/2016                                                            1.94
 2/18/2016                                                            1.92
 2/19/2016                                                            1.92
 2/22/2016                                                            1.89
 2/23/2016                                                            1.88
 2/24/2016                                                            1.89
 2/25/2016                                                            1.88
 2/26/2016                                                            1.85
 2/29/2016                                                            1.84
  3/1/2016                                                            1.80
  3/2/2016                                                            1.77
  3/3/2016                                                            1.76
  3/4/2016                                                            1.74
  3/7/2016                                                            1.72
  3/8/2016                                                            1.72
  3/9/2016                                                            1.71
 3/10/2016                                                            1.68
 3/11/2016                                                            1.64
 3/14/2016                                                            1.60
 3/15/2016                                                            1.60
 3/16/2016                                                            1.60
 3/17/2016                                                            1.59
 3/18/2016                                                            1.58
 3/21/2016                                                            1.56
 3/22/2016                                                            1.54
 3/23/2016                                                            1.54
 3/24/2016                                                            1.55
 3/28/2016                                                            1.55
 3/29/2016                                                            1.56
 3/30/2016                                                            1.55
 3/31/2016                                                            1.54
  4/1/2016                                                            1.55
  4/4/2016                                                            1.54
  4/5/2016                                                            1.55
  4/6/2016                                                            1.54
  4/7/2016                                                            1.54
  4/8/2016                                                            1.54
 4/11/2016                                                            1.54
 4/12/2016                                                            1.52
 4/13/2016                                                            1.51
 4/14/2016                                                            1.49
 4/15/2016                                                            1.49
 4/18/2016                                                            1.48
 4/19/2016                                                            1.46
 4/20/2016                                                            1.43
 4/21/2016                                                            1.41
 4/22/2016                                                            1.40
 4/25/2016                                                            1.39
 4/26/2016                                                            1.38
 4/27/2016                                                            1.38
 4/28/2016                                                            1.38
 4/29/2016                                                            1.39
  5/2/2016                                                            1.39
  5/3/2016                                                            1.40
  5/4/2016                                                            1.42
  5/5/2016                                                            1.43
  5/6/2016                                                            1.43
  5/9/2016                                                            1.44
 5/10/2016                                                            1.44
 5/11/2016                                                            1.44
 5/12/2016                                                            1.44
 5/13/2016                                                            1.44
 5/16/2016                                                            1.43
 5/17/2016                                                            1.43
 5/18/2016                                                            1.43
 5/19/2016                                                            1.43
 5/20/2016                                                            1.44
 5/23/2016                                                            1.44
 5/24/2016                                                            1.44
 5/25/2016                                                            1.42
 5/26/2016                                                            1.41
 5/27/2016                                                            1.41
 5/31/2016                                                            1.41
  6/1/2016                                                            1.41
  6/2/2016                                                            1.42
  6/3/2016                                                            1.43
  6/6/2016                                                            1.42
  6/7/2016                                                            1.42
  6/8/2016                                                            1.41
  6/9/2016                                                            1.41
 6/10/2016                                                            1.43
 6/13/2016                                                            1.45
 6/14/2016                                                            1.48
 6/15/2016                                                            1.48
 6/16/2016                                                            1.48
 6/17/2016                                                            1.48
 6/20/2016                                                            1.44
 6/21/2016                                                            1.43
 6/22/2016                                                            1.43
 6/23/2016                                                            1.40
 6/24/2016                                                            1.50
 6/27/2016                                                            1.51
 6/28/2016                                                            1.50
 6/29/2016                                                            1.48
 6/30/2016                                                            1.47
  7/1/2016                                                            1.46
  7/5/2016                                                            1.46
  7/6/2016                                                            1.46
  7/7/2016                                                            1.44
  7/8/2016                                                            1.43
 7/11/2016                                                            1.41
 7/12/2016                                                            1.38
 7/13/2016                                                            1.37
 7/14/2016                                                            1.36
 7/15/2016                                                            1.36
 7/18/2016                                                            1.35
 7/19/2016                                                            1.35
 7/20/2016                                                            1.35
 7/21/2016                                                            1.34
 7/22/2016                                                            1.34
 7/25/2016                                                            1.34
 7/26/2016                                                            1.35
 7/27/2016                                                            1.36
 7/28/2016                                                            1.37
 7/29/2016                                                            1.38

                                   [END CHART]

    where they started. Credit spreads based on the Barclays U.S. Aggregate
    Bond Index began the reporting period at 146 basis points, widened to 200 basis points on February 11, 2016, and ended the period at 138 basis points. (A basis point is 1/100th of a percent.)

    Shorter-term interest rates, which are generally correlated to action by the Federal Reserve (the Fed), act, rose during the reporting period. In December 2015, the Fed raised the federal funds target rate by 0.25% to a range of between 0.25% and 0.50%. In its policy statement, the Fed indicated that it intended to proceed gradually with interest rate increases based on the performance of the U.S. economy, but signaled the potential for four interest rate increases during 2016. However, amid mixed economic data and global uncertainty, the Fed grew more dovish and suggested in March 2016 that only two interest rate increases were likely in 2016. A disappointing U.S. employment report in June 2016, along with Brexit-related volatility, led the Fed to cut

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    that projection to one interest rate increase. By the end of the reporting period, market expectations for an interest rate increase in 2016 had fallen to less than 50 percent. While the short end of the yield curve rose during the reporting period overall, the longer end flattened as interest rates on bonds with maturities longer than two years fell. The yield on the bellwether 10-year U.S. Treasury dropped from 2.18% on July 31, 2015 to 1.45% on July 29, 2016, the last trading day of the reporting period.

                        o U.S. TREASURY YIELD CURVE o

                    [CHART OF U.S. TREASURY YIELD CURVE]

                  YIELD (MID CONVENTIONAL %)
                -----------------------------                YIELD
Maturity        7/31/2015           7/31/2016       (CHANGE IN BASIS POINTS)
 1M               0.025               0.18                   15.5
 3M               0.064               0.256                  19.3
 6M               0.145               0.368                  22.3
 1Y               0.313               0.491                  17.8
 2Y               0.663               0.657                  -0.5
 3Y               0.973               0.749                 -22.5
 5Y               1.53                1.025                 -50.5
 7Y               1.915               1.289                 -62.6
10Y               2.181               1.454                 -72.7
30Y               2.907               2.183                 -72.4

                                 [END CHART]

    Source: Bloomberg Finance L.P.

    Refer to page 10 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

4  | USAA INCOME FUND

================================================================================

o   HOW DID THE USAA INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended July 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of 6.88%, 6.89%, and 6.53%, respectively. This compares to returns of 5.94% for the Barclays U.S. Aggregate Bond Index (the Index) and 8.09% for the Lipper A Rated Bond Funds Index. At the same time, the Fund Shares, Institutional Shares, and Adviser Shares provided a one-year dividend yield of 3.41%, 3.49%, and 3.16%, respectively, compared to 2.61% for the Lipper A Rated Bond Funds Index average.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to focus on generating an attractive yield with an acceptable level of price volatility. In addition, we sought to manage the Fund's sensitivity to interest rates by maintaining a neutral duration position relative to the Lipper peer group. (Duration is a measure of a portfolio's interest-rate sensitivity.) This resulted in a bias toward longer-term Treasuries, which performed well during the reporting period, helping the Fund to outpace both the Index and the Lipper peer group.

    Relative to the Index, the Fund benefited from an overweight in corporate bonds and an underweight in mortgage-backed securities and Treasuries. Within corporate bonds, the portfolio's overweight positions in the transportation and consumer non-cyclical sectors boosted relative performance. Holdings of municipal bonds, preferred stock, and high-yield securities, none of which are represented in the Index, also added to the Fund's relative returns. These results were offset somewhat by

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    selection among insurance hybrid securities, which suffered as longer-term interest rates fell.

    We continued to seek relative values across the fixed-income market during the reporting period. Our team of analysts help us evaluate each potential investment individually, rather than on the basis of thematic trends. We seek ideas where our fundamental understanding of an investment's credit risk is different than the market, building the portfolio bond-by-bond through fundamental bottom-up analysis. During the reporting period, we fine-tuned some of the Fund's positions in hybrid securities and in the energy sector. In addition, because times were uncertain, we continued to emphasize liquidity in the portfolio. We believe that our liquidity strategy helps to prevent the Fund from being forced to sell securities in the event of investment outflows.

    Our analysts continued to analyze and monitor every holding in the Fund's. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the Fund's positions in any one issuer.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Mortgage-backed securities have prepayment, extension, credit, and interest rate risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

================================================================================

6  | USAA INCOME FUND

================================================================================

INVESTMENT OVERVIEW

USAA INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USAIX)

--------------------------------------------------------------------------------
                                            7/31/16                  7/31/15
--------------------------------------------------------------------------------
Net Assets                               $3.4 Billion             $3.5 Billion
Net Asset Value Per Share                   $13.40                   $12.99

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
       1 YEAR                        5 YEARS                        10 YEARS
       6.88%                          4.35%                           5.66%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD* AS OF 7/31/16                EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------
              2.82%                                          0.53%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED JULY 31, 2016

------------------------------------------------------------------------------------------
                  TOTAL RETURN        =       DIVIDEND RETURN         +      PRICE CHANGE
------------------------------------------------------------------------------------------
10 YEARS              5.66%           =            4.44%              +         1.22%
5 YEARS               4.35%           =            3.72%              +         0.63%
1 YEAR                6.88%           =            3.72%              +         3.16%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JULY 31, 2007-JULY 31, 2016


                           TOTAL                   DIVIDEND               CHANGE IN
                          RETURN                    RETURN               SHARE PRICE
7/31/2007                  5.09%                    5.09%                   0.00%
7/31/2008                  4.37%                    5.29%                  -0.92%
7/31/2009                  6.38%                    5.96%                   0.42%
7/31/2010                 13.00%                    5.24%                   7.76%
7/31/2011                  6.34%                    4.23%                   2.11%
7/31/2012                  6.85%                    3.94%                   2.91%
7/31/2013                  1.30%                    3.51%                  -2.21%
7/31/2014                  5.43%                    4.02%                   1.41%
7/31/2015                  1.45%                    3.44%                  -1.99%
7/31/2016                  6.88%                    3.72%                   3.16%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

8  | USAA INCOME FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                    USAA INCOME                LIPPER CORPORATE DEBT
                                    FUND SHARES                FUNDS A RATED AVERAGE
7/31/2007                               5.04%                          4.54%
7/31/2008                               5.32%                          4.91%
7/31/2009                               5.43%                          4.97%
7/31/2010                               4.64%                          3.96%
7/31/2011                               4.01%                          3.53%
7/31/2012                               3.68%                          3.02%
7/31/2013                               3.62%                          2.83%
7/31/2014                               3.86%                          3.14%
7/31/2015                               3.68%                          2.73%
7/31/2016                               3.41%                          2.61%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 7/31/07 through 7/31/16.

The Lipper Corporate Debt Funds A Rated Average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                BARCLAYS U.S.
                          USAA INCOME              LIPPER A RATED              AGGREGATE BOND
                          FUND SHARES             BOND FUNDS INDEX                 INDEX
 7/31/2006                $10,000.00                $10,000.00                  $10,000.00
 8/31/2006                 10,150.00                 10,159.31                   10,153.08
 9/30/2006                 10,244.00                 10,248.84                   10,242.27
10/31/2006                 10,318.00                 10,322.49                   10,310.02
11/30/2006                 10,428.00                 10,447.43                   10,429.63
12/31/2006                 10,372.00                 10,378.30                   10,369.10
 1/31/2007                 10,375.00                 10,373.50                   10,364.85
 2/28/2007                 10,542.00                 10,548.11                   10,524.67
 3/31/2007                 10,532.00                 10,526.15                   10,524.99
 4/30/2007                 10,566.00                 10,581.50                   10,581.75
 5/31/2007                 10,470.00                 10,498.74                   10,501.55
 6/30/2007                 10,428.00                 10,450.20                   10,470.49
 7/31/2007                 10,509.00                 10,507.21                   10,557.83
 8/31/2007                 10,625.00                 10,587.77                   10,687.23
 9/30/2007                 10,693.00                 10,672.97                   10,768.30
10/31/2007                 10,775.00                 10,752.61                   10,865.03
11/30/2007                 10,917.00                 10,877.21                   11,060.42
12/31/2007                 10,893.00                 10,850.68                   11,091.49
 1/31/2008                 11,074.00                 10,988.95                   11,277.80
 2/29/2008                 11,065.00                 10,958.85                   11,293.46
 3/31/2008                 11,076.00                 10,904.93                   11,331.99
 4/30/2008                 11,091.00                 10,945.23                   11,308.31
 5/31/2008                 11,063.00                 10,872.81                   11,225.39
 6/30/2008                 11,021.00                 10,834.72                   11,216.31
 7/31/2008                 10,969.00                 10,749.89                   11,207.16
 8/31/2008                 11,045.00                 10,780.22                   11,313.53
 9/30/2008                 10,733.00                 10,418.35                   11,161.57
10/31/2008                 10,142.00                  9,869.26                   10,898.11
11/30/2008                 10,138.00                  9,972.19                   11,252.84
12/31/2008                 10,344.00                 10,341.15                   11,672.67
 1/31/2009                 10,338.00                 10,312.72                   11,569.68
 2/28/2009                 10,323.00                 10,190.66                   11,526.01
 3/31/2009                 10,483.00                 10,311.87                   11,686.24
 4/30/2009                 10,725.00                 10,517.42                   11,742.11
 5/31/2009                 11,147.00                 10,799.71                   11,827.28
 6/30/2009                 11,352.00                 10,989.00                   11,894.55
 7/31/2009                 11,668.00                 11,320.35                   12,086.41
 8/31/2009                 11,948.00                 11,457.67                   12,211.55
 9/30/2009                 12,169.00                 11,740.55                   12,339.83
10/31/2009                 12,280.00                 11,835.75                   12,400.76
11/30/2009                 12,444.00                 11,975.66                   12,561.31
12/31/2009                 12,386.00                 11,864.00                   12,364.96
 1/31/2010                 12,617.00                 12,059.04                   12,553.84
 2/28/2010                 12,672.00                 12,093.93                   12,600.72
 3/31/2010                 12,714.00                 12,139.55                   12,585.23
 4/30/2010                 12,882.00                 12,315.97                   12,716.24
 5/31/2010                 12,885.00                 12,316.66                   12,823.24
 6/30/2010                 13,034.00                 12,520.51                   13,024.33
 7/31/2010                 13,186.00                 12,682.03                   13,163.29
 8/31/2010                 13,396.00                 12,905.43                   13,332.66
 9/30/2010                 13,488.00                 12,944.82                   13,346.87
10/31/2010                 13,571.00                 12,968.69                   13,394.40
11/30/2010                 13,514.00                 12,884.94                   13,317.41
12/31/2010                 13,396.00                 12,788.57                   13,173.80
 1/31/2011                 13,444.00                 12,802.71                   13,189.13
 2/28/2011                 13,507.00                 12,891.72                   13,222.13
 3/31/2011                 13,547.00                 12,896.40                   13,229.43
 4/30/2011                 13,708.00                 13,084.56                   13,397.37
 5/31/2011                 13,859.00                 13,246.81                   13,572.20
 6/30/2011                 13,827.00                 13,151.83                   13,532.47
 7/31/2011                 14,022.00                 13,381.79                   13,747.20
 8/31/2011                 14,112.00                 13,456.38                   13,948.05
 9/30/2011                 14,104.00                 13,526.28                   14,049.51
10/31/2011                 14,191.00                 13,641.39                   14,064.60
11/30/2011                 14,164.00                 13,530.49                   14,052.40
12/31/2011                 14,316.00                 13,716.60                   14,206.85
 1/31/2012                 14,471.00                 13,932.68                   14,331.60
 2/29/2012                 14,527.00                 13,990.22                   14,328.31
 3/31/2012                 14,515.00                 13,897.45                   14,249.80
 4/30/2012                 14,667.00                 14,072.43                   14,407.78
 5/31/2012                 14,762.00                 14,214.61                   14,538.14
 6/30/2012                 14,783.00                 14,240.75                   14,543.84
 7/31/2012                 14,982.00                 14,558.24                   14,744.45
 8/31/2012                 15,050.00                 14,591.63                   14,754.08
 9/30/2012                 15,149.00                 14,623.55                   14,774.39
10/31/2012                 15,262.00                 14,725.82                   14,803.45
11/30/2012                 15,329.00                 14,747.98                   14,826.81
12/31/2012                 15,319.00                 14,715.88                   14,805.70
 1/31/2013                 15,320.00                 14,622.31                   14,702.14
 2/28/2013                 15,432.00                 14,723.47                   14,775.83
 3/31/2013                 15,477.00                 14,736.38                   14,787.63
 4/30/2013                 15,669.00                 15,000.90                   14,937.27
 5/31/2013                 15,444.00                 14,625.67                   14,670.76
 6/30/2013                 15,107.00                 14,220.81                   14,443.82
 7/31/2013                 15,176.00                 14,269.07                   14,463.57
 8/31/2013                 15,082.00                 14,146.14                   14,389.63
 9/30/2013                 15,210.00                 14,267.15                   14,525.86
10/31/2013                 15,374.00                 14,474.18                   14,643.30
11/30/2013                 15,358.00                 14,415.02                   14,588.47
12/31/2013                 15,291.00                 14,356.80                   14,506.03
 1/31/2014                 15,525.00                 14,703.61                   14,720.36
 2/28/2014                 15,642.00                 14,857.06                   14,798.63
 3/31/2014                 15,652.00                 14,895.14                   14,773.43
 4/30/2014                 15,808.00                 15,069.39                   14,898.09
 5/31/2014                 15,985.00                 15,281.77                   15,067.71
 6/30/2014                 16,037.00                 15,324.39                   15,075.50
 7/31/2014                 16,001.00                 15,314.96                   15,037.69
 8/31/2014                 16,154.00                 15,555.61                   15,203.70
 9/30/2014                 16,039.00                 15,358.53                   15,100.46
10/31/2014                 16,157.00                 15,527.93                   15,248.89
11/30/2014                 16,222.00                 15,663.92                   15,357.07
12/31/2014                 16,192.00                 15,733.69                   15,371.47
 1/31/2015                 16,491.00                 16,268.96                   15,693.77
 2/28/2015                 16,411.00                 15,968.48                   15,546.23
 3/31/2015                 16,457.00                 16,024.90                   15,618.39
 4/30/2015                 16,418.00                 15,900.59                   15,562.36
 5/31/2015                 16,389.00                 15,785.91                   15,524.87
 6/30/2015                 16,170.00                 15,527.86                   15,355.57
 7/31/2015                 16,233.00                 15,675.07                   15,462.34
 8/31/2015                 16,125.00                 15,549.04                   15,440.10
 9/30/2015                 16,169.00                 15,647.13                   15,544.54
10/31/2015                 16,229.00                 15,721.99                   15,547.19
11/30/2015                 16,161.00                 15,670.45                   15,506.09
12/31/2015                 16,012.00                 15,548.97                   15,456.00
 1/31/2016                 16,109.00                 15,688.70                   15,668.64
 2/29/2016                 16,193.00                 15,820.10                   15,779.82
 3/31/2016                 16,499.00                 16,159.47                   15,924.56
 4/30/2016                 16,723.00                 16,328.44                   15,985.73
 5/31/2016                 16,756.00                 16,343.33                   15,989.82
 6/30/2016                 17,126.00                 16,713.36                   16,277.12
 7/31/2016                 17,350.00                 16,943.59                   16,380.03

                                   [END CHART]

                       Data from 7/31/06 through 7/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund Shares to the following benchmarks:

o The unmanaged Lipper A Rated Bond Funds Index tracks the total return performance of the 10 largest funds within the Lipper Corporate Debt Funds A Rated category.

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly into an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper A Rated Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

10  | USAA INCOME FUND

================================================================================

USAA INCOME FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIINX)

--------------------------------------------------------------------------------
                                      7/31/16                    7/31/15
--------------------------------------------------------------------------------
Net Assets                         $3.1 Billion                $2.2 Billion
Net Asset Value Per Share             $13.39                      $12.99

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
   1 YEAR                   5 YEARS                   SINCE INCEPTION 8/01/08
   6.89%                    4.46%                              6.04%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD* AS OF 7/31/16                 EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------
               2.86%                                           0.46%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                          USAA INCOME FUND               LIPPER CORPORATE DEBT
                        INSTITUTIONAL SHARES             FUNDS A RATED AVERAGE
7/31/2010                      4.86%                             3.96%
7/31/2011                      4.23%                             3.53%
7/31/2012                      3.80%                             3.02%
7/31/2013                      3.75%                             2.83%
7/31/2014                      3.96%                             3.14%
7/31/2015                      3.74%                             2.73%
7/31/2016                      3.49%                             2.61%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 7/31/10 through 7/31/16.

The Lipper Corporate Debt Funds A Rated Average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

12  | USAA INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                               BARCLAYS U.S.
                        USAA INCOME FUND           LIPPER A RATED             AGGREGATE BOND
                      INSTITUTIONAL SHARES        BOND FUNDS INDEX                 INDEX
 7/31/2008                $10,000.00                $10,000.00                  $10,000.00
 8/31/2008                 10,055.01                 10,028.22                   10,094.91
 9/30/2008                  9,773.05                  9,691.59                    9,959.32
10/31/2008                  9,237.79                  9,180.80                    9,724.23
11/30/2008                  9,236.65                  9,276.56                   10,040.76
12/31/2008                  9,427.63                  9,619.78                   10,415.37
 1/31/2009                  9,415.64                  9,593.33                   10,323.47
 2/28/2009                  9,411.92                  9,479.78                   10,284.50
 3/31/2009                  9,560.51                  9,592.54                   10,427.47
 4/30/2009                  9,783.97                  9,783.75                   10,477.33
 5/31/2009                 10,171.39                 10,046.35                   10,553.32
 6/30/2009                 10,360.57                 10,222.43                   10,613.35
 7/31/2009                 10,652.16                 10,530.67                   10,784.54
 8/31/2009                 10,900.47                 10,658.41                   10,896.20
 9/30/2009                 11,105.20                 10,921.56                   11,010.67
10/31/2009                 11,217.48                 11,010.12                   11,065.03
11/30/2009                 11,370.44                 11,140.26                   11,208.29
12/31/2009                 11,309.79                 11,036.39                   11,033.08
 1/31/2010                 11,531.30                 11,217.83                   11,201.62
 2/28/2010                 11,574.58                 11,250.28                   11,243.46
 3/31/2010                 11,624.81                 11,292.72                   11,229.63
 4/30/2010                 11,781.04                 11,456.83                   11,346.53
 5/31/2010                 11,786.08                 11,457.48                   11,442.01
 6/30/2010                 11,915.28                 11,647.11                   11,621.43
 7/31/2010                 12,065.96                 11,797.36                   11,745.42
 8/31/2010                 12,261.25                 12,005.17                   11,896.56
 9/30/2010                 12,347.04                 12,041.82                   11,909.23
10/31/2010                 12,425.80                 12,064.03                   11,951.64
11/30/2010                 12,365.74                 11,986.12                   11,882.95
12/31/2010                 12,261.04                 11,896.47                   11,754.80
 1/31/2011                 12,316.56                 11,909.62                   11,768.49
 2/28/2011                 12,377.14                 11,992.42                   11,797.92
 3/31/2011                 12,406.22                 11,996.78                   11,804.44
 4/30/2011                 12,556.24                 12,171.81                   11,954.29
 5/31/2011                 12,705.90                 12,322.75                   12,110.29
 6/30/2011                 12,669.48                 12,234.39                   12,074.84
 7/31/2011                 12,850.45                 12,448.30                   12,266.44
 8/31/2011                 12,945.08                 12,517.70                   12,445.65
 9/30/2011                 12,938.91                 12,582.71                   12,536.19
10/31/2011                 13,010.56                 12,689.80                   12,549.66
11/30/2011                 12,996.48                 12,586.63                   12,538.77
12/31/2011                 13,128.02                 12,759.76                   12,676.58
 /131/2012                 13,281.25                 12,960.77                   12,787.89
 2/29/2012                 13,334.15                 13,014.29                   12,784.95
 3/31/2012                 13,314.58                 12,927.99                   12,714.90
 4/30/2012                 13,455.34                 13,090.77                   12,855.86
 5/31/2012                 13,543.31                 13,223.03                   12,972.19
 6/30/2012                 13,574.18                 13,247.35                   12,977.27
 7/31/2012                 13,747.80                 13,542.69                   13,156.27
 8/31/2012                 13,810.98                 13,573.75                   13,164.87
 9/30/2012                 13,902.20                 13,603.45                   13,182.99
10/31/2012                 14,009.00                 13,698.58                   13,208.92
11/30/2012                 14,072.75                 13,719.19                   13,229.76
12/31/2012                 14,075.26                 13,689.34                   13,210.92
 1/31/2013                 14,067.78                 13,602.29                   13,118.52
 2/28/2013                 14,171.56                 13,696.39                   13,184.28
 3/31/2013                 14,224.22                 13,708.41                   13,194.81
 4/30/2013                 14,391.52                 13,954.47                   13,328.32
 5/31/2013                 14,196.33                 13,605.42                   13,090.52
 6/30/2013                 13,877.48                 13,228.80                   12,888.02
 7/31/2013                 13,943.43                 13,273.70                   12,905.64
 8/31/2013                 13,858.26                 13,159.34                   12,839.68
 9/30/2013                 13,977.33                 13,271.90                   12,961.23
10/31/2013                 14,130.02                 13,464.49                   13,066.02
11/30/2013                 14,116.77                 13,409.46                   13,017.10
12/31/2013                 14,068.49                 13,355.30                   12,943.54
 1/31/2014                 14,273.39                 13,677.92                   13,134.78
 2/28/2014                 14,382.12                 13,820.66                   13,204.62
 3/31/2014                 14,393.06                 13,856.09                   13,182.13
 4/30/2014                 14,537.52                 14,018.19                   13,293.37
 5/31/2014                 14,701.37                 14,215.75                   13,444.71
 6/30/2014                 14,749.47                 14,255.40                   13,451.66
 7/31/2014                 14,728.51                 14,246.63                   13,417.93
 8/31/2014                 14,867.63                 14,470.49                   13,566.05
 9/30/2014                 14,762.80                 14,287.16                   13,473.94
10/31/2014                 14,862.00                 14,444.74                   13,606.38
11/30/2014                 14,933.76                 14,571.25                   13,702.91
12/31/2014                 14,907.37                 14,636.15                   13,715.75
 1/31/2015                 15,175.82                 15,134.08                   14,003.34
 2/28/2015                 15,103.46                 14,854.55                   13,871.69
 3/31/2015                 15,145.21                 14,907.04                   13,936.08
 4/30/2015                 15,121.13                 14,791.40                   13,886.08
 5/31/2015                 15,079.94                 14,684.73                   13,852.63
 6/30/2015                 14,890.83                 14,444.67                   13,701.57
 7/31/2015                 14,950.99                 14,581.61                   13,796.84
 8/31/2015                 14,840.40                 14,464.37                   13,776.99
 9/30/2015                 14,882.44                 14,555.62                   13,870.18
10/31/2015                 14,950.11                 14,625.26                   13,872.55
11/30/2015                 14,888.27                 14,577.32                   13,835.87
12/31/2015                 14,751.13                 14,464.31                   13,791.18
 1/31/2016                 14,828.30                 14,594.30                   13,980.92
 2/29/2016                 14,915.00                 14,716.52                   14,080.12
 3/31/2016                 15,199.00                 15,032.22                   14,209.27
 4/30/2016                 15,407.00                 15,189.41                   14,263.85
 5/31/2016                 15,433.00                 15,203.26                   14,267.50
 6/30/2016                 15,776.00                 15,547.47                   14,523.86
 7/31/2016                 15,981.00                 15,761.65                   14,615.68

                                   [END CHART]

                    Data from 7/31/08 through 7/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund Institutional Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*The performance of the Lipper A Rated Bond Funds Index and the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper A Rated Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

USAA INCOME FUND ADVISER SHARES
(ADVISER SHARES) (Ticker Symbol: UINCX)

--------------------------------------------------------------------------------
                                       7/31/16                    7/31/15
--------------------------------------------------------------------------------
Net Assets                         $171.5 Million              $222.5 Million
Net Asset Value Per Share              $13.36                     $12.96

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
   1 YEAR                         5 YEARS                SINCE INCEPTION 8/01/10
   6.53%                           4.05%                           4.39%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD* AS OF 7/31/16                 EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------
               2.63%                                           0.79%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

14  | USAA INCOME FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                               USAA INCOME FUND              LIPPER CORPORATE DEBT
                                ADVISER SHARES               FUNDS A RATED AVERAGE
7/31/2012                            3.40%                           3.02%
7/31/2013                            3.31%                           2.83%
7/31/2014                            3.62%                           3.14%
7/31/2015                            3.46%                           2.73%
7/31/2016                            3.16%                           2.61%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 7/31/12 through 7/31/16.

The Lipper Corporate Debt Funds A Rated Average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                               BARCLAYS U.S.
                      LIPPER A RATED BOND         USAA INCOME FUND            AGGREGATE BOND
                       BOND FUNDS INDEX            ADVISER SHARES                  INDEX
7/31/2010                 $10,000.00                $10,000.00                  $10,000.00
8/31/2010                  10,176.15                 10,162.09                   10,128.68
9/30/2010                  10,207.22                 10,236.32                   10,139.47
10/31/2010                 10,226.04                 10,297.51                   10,175.57
11/30/2010                 10,160.00                 10,243.44                   10,117.09
12/31/2010                 10,084.01                 10,151.81                   10,007.99
1/31/2011                  10,095.16                 10,186.50                   10,019.64
2/28/2011                  10,165.35                 10,232.86                   10,044.70
3/31/2011                  10,169.04                 10,260.68                   10,050.25
4/30/2011                  10,317.40                 10,373.18                   10,177.83
5/31/2011                  10,445.34                 10,493.60                   10,310.65
6/30/2011                  10,370.45                 10,459.46                   10,280.46
7/31/2011                  10,551.77                 10,605.46                   10,443.59
8/31/2011                  10,610.59                 10,678.79                   10,596.17
9/30/2011                  10,665.70                 10,670.09                   10,673.26
10/31/2011                 10,756.47                 10,725.79                   10,684.72
11/30/2011                 10,669.02                 10,710.40                   10,675.45
12/31/2011                 10,815.78                 10,814.83                   10,792.78
1/31/2012                  10,986.16                 10,938.11                   10,887.55
2/29/2012                  11,031.53                 10,978.09                   10,885.05
3/31/2012                  10,958.38                 10,958.31                   10,825.41
4/30/2012                  11,096.35                 11,070.64                   10,945.43
5/31/2012                  11,208.47                 11,139.03                   11,044.46
6/30/2012                  11,229.08                 11,160.94                   11,048.79
7/31/2012                  11,479.42                 11,300.09                   11,201.19
8/31/2012                  11,505.75                 11,348.41                   11,208.51
9/30/2012                  11,530.92                 11,419.79                   11,223.94
10/31/2012                 11,611.57                 11,502.01                   11,246.01
11/30/2012                 11,629.03                 11,550.18                   11,263.76
12/31/2012                 11,603.73                 11,539.02                   11,247.72
1/31/2013                  11,529.94                 11,537.85                   11,169.05
2/28/2013                  11,609.71                 11,619.18                   11,225.03
3/31/2013                  11,619.89                 11,649.96                   11,234.00
4/30/2013                  11,828.47                 11,791.82                   11,347.67
5/31/2013                  11,532.59                 11,618.75                   11,145.21
6/30/2013                  11,213.36                 11,362.36                   10,972.81
7/31/2013                  11,251.41                 11,412.37                   10,987.81
8/31/2013                  11,154.47                 11,339.19                   10,931.64
9/30/2013                  11,249.89                 11,433.14                   11,035.13
10/31/2013                 11,413.14                 11,553.80                   11,124.35
11/30/2013                 11,366.49                 11,539.62                   11,082.70
12/31/2013                 11,320.58                 11,486.42                   11,020.07
1/31/2014                  11,594.05                 11,650.77                   11,182.90
2/28/2014                  11,715.05                 11,745.73                   11,242.35
3/31/2014                  11,745.08                 11,751.25                   11,223.21
4/30/2014                  11,882.48                 11,857.24                   11,317.91
5/31/2014                  12,049.94                 11,988.67                   11,446.77
6/30/2014                  12,083.55                 12,025.10                   11,452.69
7/31/2014                  12,076.11                 11,995.29                   11,423.96
8/31/2014                  12,265.87                 12,108.43                   11,550.08
9/30/2014                  12,110.47                 12,020.91                   11,471.65
10/31/2014                 12,244.04                 12,108.34                   11,584.41
11/30/2014                 12,351.28                 12,155.37                   11,666.59
12/31/2014                 12,406.29                 12,129.26                   11,677.53
1/31/2015                  12,828.36                 12,350.95                   11,922.38
2/28/2015                  12,591.42                 12,279.13                   11,810.29
3/31/2015                  12,635.91                 12,320.19                   11,865.12
4/30/2015                  12,537.89                 12,288.94                   11,822.55
5/31/2015                  12,447.47                 12,254.94                   11,794.07
6/30/2015                  12,243.99                 12,097.58                   11,665.46
7/31/2015                  12,360.06                 12,143.11                   11,746.57
8/31/2015                  12,260.69                 12,050.06                   11,729.67
9/30/2015                  12,338.03                 12,090.36                   11,809.01
10/31/2015                 12,397.06                 12,132.91                   11,811.02
11/30/2015                 12,356.42                 12,079.89                   11,779.80
12/31/2015                 12,260.63                 11,964.73                   11,741.75
1/31/2016                  12,370.81                 12,024.37                   11,903.29
2/29/2016                  12,474.42                 12,094.00                   11,987.75
3/31/2016                  12,742.02                 12,321.00                   12,097.71
4/30/2016                  12,875.26                 12,486.00                   12,144.18
5/31/2016                  12,887.00                 12,507.00                   12,147.29
6/30/2016                  13,178.77                 12,771.00                   12,365.55
7/31/2016                  13,360.31                 12,936.00                   12,443.73

                                   [END CHART]

                    Data from 7/31/10 through 7/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund Adviser Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*The performance of the Lipper A Rated Bond Funds Index and the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper A Rated Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

16  | USAA INCOME FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 7/31/16 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        22.1%
AA                                                                         12.8%
A                                                                          29.1%
BBB                                                                        26.9%
BELOW INVESTMENT-GRADE                                                      7.6%
UNRATED                                                                     1.5%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 21-55.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/16 o
                                (% of Net Assets)

U.S. TREASURY                             COUPON RATE %     MATURITY DATE      % OF NET ASSETS
-------------                             ----------------------------------------------------
Notes ..............................          2.00%           2/15/2025              1.2%
Notes ..............................          3.63%           2/15/2020              1.1%
Bonds ..............................          2.50%           2/15/2045              1.1%
Inflation-Indexed Notes ............          2.38%           1/15/2025              1.0%
Bonds ..............................          2.50%           2/15/2046              0.9%
Notes ..............................          2.63%          11/15/2020              0.9%
Notes ..............................          1.63%           2/15/2026              0.8%
Notes ..............................          3.50%           5/15/2020              0.7%
Bonds ..............................          3.00%          11/15/2044              0.7%
Bonds ..............................          2.75%           8/15/2042              0.7%


                        o ASSET ALLOCATION** - 7/31/16 o

                        [PIE CHART OF ASSET ALLOCATION**]

CORPORATE OBLIGATIONS                                                      48.8%
EURODOLLAR AND YANKEE OBLIGATIONS                                          15.5%
U.S. TREASURY SECURITIES                                                   12.6%
MUNICIPAL BONDS                                                             8.6%
COMMERCIAL MORTGAGE SECURITIES                                              4.9%
U.S. GOVERNMENT AGENCY ISSUES                                               3.0%
ASSET-BACKED  SECURITIES                                                    2.3%
PREFERRED STOCKS                                                            1.5%
COMMON STOCKS                                                               0.8%
COLLATERALIZED LOAN OBLIGATIONS                                             0.7%
FOREIGN GOVERNMENT OBLIGATIONS                                              0.4%
MONEY MARKET INSTRUMENTS                                                    0.3%

                                   [END CHART]

 * Excludes futures and money market instruments.
** Excludes futures.
Percentages are of net assets of the Fund and may not equal 100%.

================================================================================

18  | USAA INCOME FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2016:

                   DIVIDEND RECEIVED              QUALIFIED
                  DEDUCTION (CORPORATE             INTEREST
                    SHAREHOLDERS)(1)                INCOME
                  -------------------------------------------
                         2.16%                   $213,145,000
                  -------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended July 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  19

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Income Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Fund at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 21, 2016

================================================================================

20  | USAA INCOME FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2016

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               BONDS (96.8%)

               CORPORATE OBLIGATIONS (48.8%)

               CONSUMER DISCRETIONARY (2.6%)
               -----------------------------
               APPAREL RETAIL (0.2%)
$    10,000    L Brands, Inc.                                                5.63%          2/15/2022        $   11,038
      5,000    Mens Wearhouse, Inc.(a)                                       5.00           6/18/2021             4,800
                                                                                                             ----------
                                                                                                                 15,838
                                                                                                             ----------
               APPAREL, ACCESSORIES & LUXURY GOODS (0.0%)
      1,975    Hanesbrands, Inc.(a)                                          3.25           4/29/2022             1,989
                                                                                                             ----------
               Automotive Retail (0.3%)
     15,048    Advance Auto Parts, Inc.                                      4.50          12/01/2023            16,367
      5,000    CST Brands, Inc.                                              5.00           5/01/2023             5,164
                                                                                                             ----------
                                                                                                                 21,531
                                                                                                             ----------
               CABLE & SATELLITE (1.1%)
      5,000    CCO Holdings, LLC & CCO Holdings Capital Corp.(b)             5.75           2/15/2026             5,288
     20,000    Charter Communications Operating, LLC(b)                      6.38          10/23/2035            23,604
     10,000    NBCUniversal Enterprise, Inc.(b)                              1.97           4/15/2019            10,213
     10,000    NBCUniversal Media, LLC(c)                                    5.15           4/30/2020            11,394
      3,741    Neptune Finco Corp.(a)                                        5.00          10/09/2022             3,774
      5,000    Sirius XM Radio, Inc.(b)                                      5.38           7/15/2026             5,109
     10,000    Time Warner Cable, Inc.                                       6.75           7/01/2018            10,969
                                                                                                             ----------
                                                                                                                 70,351
                                                                                                             ----------
               CASINOS & GAMING (0.1%)
      3,000    International Game Technology                                 7.50           6/15/2019             3,384
                                                                                                             ----------
               CATALOG RETAIL (0.1%)
      4,000    QVC, Inc.                                                     3.13           4/01/2019             4,116
                                                                                                             ----------
               DEPARTMENT STORES (0.0%)
      2,000    J.C. Penney Co., Inc.(a)                                      5.25           6/23/2023             2,005
                                                                                                             ----------
               GENERAL MERCHANDISE STORES (0.0%)
      2,061    Dollar Tree, Inc.(a)                                          3.50           7/06/2022             2,077
                                                                                                             ----------
               HOME FURNISHINGS (0.1%)
      4,428    Serta Simmons Holdings, LLC(a)                                4.25          10/01/2019             4,457
                                                                                                             ----------


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               HOMEBUILDING (0.1%)
$     5,000    Lennar Corp.                                                  4.50%         11/15/2019        $    5,281
      4,000    Lennar Corp.                                                  4.88          12/15/2023             4,150
                                                                                                             ----------
                                                                                                                  9,431
                                                                                                             ----------
               HOTELS, RESORTS & CRUISE LINES (0.1%)
      5,000    Hyatt Hotels Corp.                                            3.38           7/15/2023             5,220
                                                                                                             ----------
               HOUSEWARES & SPECIALTIES (0.1%)
      7,500    Newell Brands, Inc.                                           3.85           4/01/2023             8,027
                                                                                                             ----------
               MOVIES & ENTERTAINMENT (0.1%)
      1,105    Metropolitan Opera Association, Inc.                          1.79          10/01/2017             1,111
      2,235    Metropolitan Opera Association, Inc.                          2.14          10/01/2018             2,260
      2,285    Metropolitan Opera Association, Inc.                          2.39          10/01/2019             2,319
                                                                                                             ----------
                                                                                                                  5,690
                                                                                                             ----------
               PUBLISHING (0.1%)
      3,500    McGraw-Hill Global Education
                 Intermediate Holdings, LLC(a)                               5.00           5/04/2022             3,524
                                                                                                             ----------
               RESTAURANTS (0.1%)
      3,774    1011778 B.C. Unlimited Liability Co.(a)                       3.75          12/10/2021             3,795
                                                                                                             ----------
               SPECIALTY STORES (0.1%)
      7,727    Harbor Freight Tools USA, Inc.(a)                             4.75           7/26/2019             7,774
      2,963    PetSmart, Inc.(a)                                             4.25           3/11/2022             2,972
                                                                                                             ----------
                                                                                                                 10,746
                                                                                                             ----------
               Total Consumer Discretionary                                                                     172,181
                                                                                                             ----------
               CONSUMER STAPLES (2.3%)
               -----------------------
               AGRICULTURAL PRODUCTS (0.1%)
      4,000    Bunge Ltd. Finance Co.                                        8.50           6/15/2019             4,698
                                                                                                             ----------
               DRUG RETAIL (0.4%)
      7,147    CVS Pass-Through Trust                                        6.04          12/10/2028             8,258
      4,244    CVS Pass-Through Trust(b)                                     7.51           1/10/2032             5,357
      4,429    CVS Pass-Through Trust(b)                                     5.93           1/10/2034             5,103
     10,000    Walgreens Boots Alliance, Inc.                                3.80          11/18/2024            10,771
                                                                                                             ----------
                                                                                                                 29,489
                                                                                                             ----------
               FOOD RETAIL (0.1%)
      1,995    Albertsons, LLC(a)                                            4.75          12/21/2022             2,009
      5,423    Albertsons, LLC(a)                                            4.75           6/22/2023             5,466
                                                                                                             ----------
                                                                                                                  7,475
                                                                                                             ----------

================================================================================

22  | USAA INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS (0.3%)
$     4,950    Energizer Holdings, Inc.(a)                                   3.25%          6/30/2022        $    4,954
     10,000    SC Johnson & Son, Inc.(b)                                     4.35           9/30/2044            11,448
                                                                                                             ----------
                                                                                                                 16,402
                                                                                                             ----------
               HYPERMARKETS & SUPER CENTERS (0.3%)
     20,000    Costco Wholesale Corp.                                        1.70          12/15/2019            20,347
                                                                                                             ----------
               PACKAGED FOODS & MEAT (0.7%)
     10,000    J.M. Smucker Co.                                              3.50          10/15/2021            10,821
      5,000    J.M. Smucker Co.                                              4.25           3/15/2035             5,585
     10,000    Kraft Foods Group, Inc.                                       3.50           6/06/2022            10,781
      3,899    Kraft Heinz Foods Co.(b)                                      4.88           2/15/2025             4,308
     10,000    Kraft Heinz Foods Co.(b)                                      3.95           7/15/2025            11,029
      3,500    Mead Johnson Nutrition Co.                                    4.13          11/15/2025             3,856
                                                                                                             ----------
                                                                                                                 46,380
                                                                                                             ----------
               PERSONAL PRODUCTS (0.0%)
      1,312    Prestige Brands, Inc.(a)                                      3.50           9/03/2021             1,321
                                                                                                             ----------
               SOFT DRINKS (0.2%)
      5,000    PepsiCo, Inc.                                                 7.90          11/01/2018             5,746
      5,000    PepsiCo, Inc.                                                 4.25          10/22/2044             5,801
                                                                                                             ----------
                                                                                                                 11,547
                                                                                                             ----------
               TOBACCO (0.2%)
      5,000    Reynolds American, Inc.                                       2.30           8/21/2017             5,057
     10,000    Reynolds American, Inc.                                       4.00           6/12/2022            10,982
                                                                                                             ----------
                                                                                                                 16,039
                                                                                                             ----------
               Total Consumer Staples                                                                           153,698
                                                                                                             ----------
               ENERGY (7.6%)
               -------------
               INTEGRATED OIL & GAS (0.4%)
     15,000    Chevron Corp.                                                 2.95           5/16/2026            15,535
     10,000    Occidental Petroleum Corp.                                    3.40           4/15/2026            10,528
                                                                                                             ----------
                                                                                                                 26,063
                                                                                                             ----------
               OIL & GAS DRILLING (0.5%)
      3,000    Nabors Industries, Inc.                                       9.25           1/15/2019             3,245
      7,000    Nabors Industries, Inc.                                       4.63           9/15/2021             6,217
     10,000    Noble Holding International Ltd.                              4.90           8/01/2020             8,644
      5,000    Noble Holding International Ltd.                              6.95           4/01/2025             4,152
      5,000    Rowan Companies, Inc.                                         7.88           8/01/2019             5,290
      5,000    Rowan Companies, Inc.                                         4.88           6/01/2022             4,243
                                                                                                             ----------
                                                                                                                 31,791
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               OIL & GAS EQUIPMENT & SERVICES (0.6%)
$    20,000    Halliburton Co.                                               3.80%         11/15/2025        $   20,771
     10,000    Schlumberger Holdings Corp.(b)                                4.00          12/21/2025            10,900
      5,000    Weatherford Bermuda                                           9.63           3/01/2019             5,550
      5,000    Weatherford Bermuda                                           4.50           4/15/2022             4,150
                                                                                                             ----------
                                                                                                                 41,371
                                                                                                             ----------
               OIL & GAS EXPLORATION & PRODUCTION (1.4%)
      1,232    California Resources Corp.(b)                                 8.00          12/15/2022               795
      7,575    Chesapeake Energy Corp.(b)                                    8.00          12/15/2022             6,600
     10,000    ConocoPhillips Co.                                            4.95           3/15/2026            11,142
     10,000    ConocoPhillips Co.                                            4.15          11/15/2034             9,896
      5,000    Denbury Resources, Inc.                                       4.63           7/15/2023             3,125
     15,000    EOG Resources, Inc.                                           3.90           4/01/2035            15,101
      4,000    EQT Corp.                                                     8.13           6/01/2019             4,600
      5,000    Hess Corp.                                                    8.13           2/15/2019             5,653
      6,730    Newfield Exploration Co.                                      5.63           7/01/2024             6,680
      5,000    Newfield Exploration Co.                                      5.38           1/01/2026             4,800
      5,000    Noble Energy, Inc.                                            8.25           3/01/2019             5,730
      5,000    QEP Resources, Inc.                                           6.88           3/01/2021             5,050
     10,000    Southwestern Energy Co.                                       5.80           1/23/2020             9,800
      2,000    Southwestern Energy Co.                                       6.70           1/23/2025             1,950
      3,000    WPX Energy, Inc.                                              5.25           1/15/2017             3,007
                                                                                                             ----------
                                                                                                                 93,929
                                                                                                             ----------
               OIL & GAS REFINING & MARKETING (0.7%)
     14,000    EnLink Midstream Partners, LP                                 4.15           6/01/2025            13,161
      5,000    EnLink Midstream Partners, LP                                 4.85           7/15/2026             4,869
     10,000    Marathon Petroleum Corp.                                      4.75           9/15/2044             8,772
     10,000    Phillips 66                                                   4.65          11/15/2034            10,727
      5,000    Valero Energy Corp.                                           9.38           3/15/2019             5,945
                                                                                                             ----------
                                                                                                                 43,474
                                                                                                             ----------
               OIL & GAS STORAGE & TRANSPORTATION (4.0%)
     15,000    Boardwalk Pipelines, LP                                       4.95          12/15/2024            14,862
     10,000    Buckeye Partners, LP                                          2.65          11/15/2018            10,121
     10,000    Buckeye Partners, LP                                          5.60          10/15/2044            10,045
     15,000    Columbia Pipeline Group Co.                                   4.50           6/01/2025            16,209
     15,000    DCP Midstream, LLC(b)                                         5.85           5/21/2043            11,400
      9,307    Enable Oklahoma Intrastate Transmission, LLC(b)               6.25           3/15/2020             9,813
      4,000    Enbridge Energy Partners, LP                                  8.05          10/01/2077             3,200
      3,000    Energy Transfer Partners, LP                                  9.00           4/15/2019             3,403
      7,000    Energy Transfer Partners, LP                                  5.20           2/01/2022             7,477
      5,000    Energy Transfer Partners, LP                                  4.75           1/15/2026             5,119
     20,010    Energy Transfer Partners, LP                                  3.65(d)       11/01/2066            13,707

================================================================================

24  | USAA INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$    10,000    Enterprise Products Operating, LLC                            6.30%          9/15/2017        $   10,521
      5,000    Enterprise Products Operating, LLC                            3.90           2/15/2024             5,326
      9,250    Enterprise Products Operating, LLC                            7.03           1/15/2068             9,760
      6,437    EQT Midstream Partners, LP                                    4.00           8/01/2024             6,250
     10,000    Florida Gas Transmission Co.(b)                               5.45           7/15/2020            10,821
      7,500    MPLX, LP                                                      4.00           2/15/2025             7,267
      5,000    NGPL PipeCo, LLC(b)                                           7.12          12/15/2017             5,262
     10,000    NuStar Logistics, LP                                          8.15           4/15/2018            10,794
      5,000    ONEOK Partners, LP                                            8.63           3/01/2019             5,689
     10,000    ONEOK Partners, LP                                            4.90           3/15/2025            10,417
      5,000    Plains All American Pipeline, LP                              6.50           5/01/2018             5,340
      3,000    Plains All American Pipeline, LP                              8.75           5/01/2019             3,477
      5,000    Questar Pipeline Co.                                          5.83           2/01/2018             5,316
      7,000    Regency Energy Partners                                       4.50          11/01/2023             7,000
     10,000    Sabine Pass LNG, LP                                           7.50          11/30/2016            10,169
      4,000    Targa Resources Partners, LP                                  5.00           1/15/2018             4,050
      1,000    Targa Resources Partners, LP                                  4.13          11/15/2019             1,001
     10,000    TC PipeLines, LP                                              4.65           6/15/2021            10,417
      3,000    Transcontinental Gas Pipe Line Co., LLC(b)                    7.85           2/01/2026             3,751
     10,000    Western Gas Partners, LP                                      5.38           6/01/2021            10,651
      6,250    Western Gas Partners, LP                                      4.65           7/01/2026             6,332
     15,000    Williams Companies, Inc.                                      4.55           6/24/2024            14,362
                                                                                                             ----------
                                                                                                                269,329
                                                                                                             ----------
               TOTAL ENERGY                                                                                     505,957
                                                                                                             ----------
               FINANCIALS (16.4%)
               ------------------
               ASSET MANAGEMENT & CUSTODY BANKS (0.8%)
     10,000    Ares Capital Corp.                                            4.88          11/30/2018            10,427
      5,000    Bank of New York Mellon                                       2.40           1/17/2017             5,030
     10,000    Bank of New York Mellon                                       1.30           1/25/2018            10,039
      5,000    Main Street Capital Corp.                                     4.50          12/01/2019             5,056
     10,000    Prospect Capital Corp.                                        5.00           7/15/2019             9,963
     15,000    State Street Capital Trust IV                                 1.65(d)        6/01/2077            12,919
                                                                                                             ----------
                                                                                                                 53,434
                                                                                                             ----------
               CONSUMER FINANCE (0.4%)
      5,000    Capital One Bank USA, N.A.                                    3.38           2/15/2023             5,164
      5,000    Capital One Financial Corp.(e)                                4.75           7/15/2021             5,587
     10,000    Capital One Financial Corp.                                   3.75           4/24/2024            10,603
      5,000    Discover Bank                                                 3.10           6/04/2020             5,160
                                                                                                             ----------
                                                                                                                 26,514
                                                                                                             ----------
               DIVERSIFIED BANKS (1.2%)
      3,000    Bank of America Corp.                                         8.00                   -(f)          3,052
      9,000    Bank of America Corp.                                         4.00           4/01/2024             9,724

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$    10,000    Bank of America Corp.                                         4.20%          8/26/2024        $   10,543
      5,000    Bank of America Corp.                                         3.95           4/21/2025             5,190
      5,000    Bank of America, N.A.                                         6.10           6/15/2017             5,207
     20,000    Citigroup, Inc.                                               4.40           6/10/2025            21,300
      5,000    Citigroup, Inc.                                               4.45           9/29/2027             5,255
      5,000    JPMorgan Chase & Co.                                          4.25          10/01/2027             5,400
      2,610    JPMorgan Chase Bank, N.A.                                     6.00          10/01/2017             2,747
     16,800    USB Realty Corp.(b)                                           1.83(d)                -(f)         14,406
                                                                                                             ----------
                                                                                                                 82,824
                                                                                                             ----------
               INVESTMENT BANKING & BROKERAGE (0.2%)
     10,000    Morgan Stanley                                                4.88          11/01/2022            11,056
                                                                                                             ----------
               LIFE & HEALTH INSURANCE (1.6%)
     10,000    Forethought Financial Group(b)                                8.63           4/15/2021            11,128
     10,000    Lincoln National Corp.                                        4.20           3/15/2022            10,826
     15,000    Lincoln National Corp.                                        2.99(d)        5/17/2066            10,856
     10,000    MetLife, Inc.                                                 4.13           8/13/2042            10,206
      4,000    Ohio National Financial Services, Inc.(b)                     6.38           4/30/2020             4,528
      5,000    Ohio National Financial Services, Inc.(b)                     6.63           5/01/2031             6,277
     10,000    Primerica, Inc.                                               4.75           7/15/2022            11,029
     10,000    Prudential Financial, Inc.                                    5.63           6/15/2043            10,720
     17,050    StanCorp Financial Group, Inc.                                5.00           8/15/2022            18,383
      6,625    StanCorp Financial Group, Inc.                                6.90           6/01/2067             5,184
      5,000    TIAA Asset Management Finance Co., LLC(b)                     4.13          11/01/2024             5,292
                                                                                                             ----------
                                                                                                                104,429
                                                                                                             ----------
               MULTI-LINE INSURANCE (1.5%)
     10,000    American International Group, Inc.                            3.88           1/15/2035             9,788
     12,500    Genworth Holdings, Inc.                                       6.15(d)       11/15/2066             4,125
     14,000    Glen Meadow Pass-Through Trust(b)                             6.51           2/12/2067            10,424
     20,500    Kemper Corp.                                                  4.35           2/15/2025            21,331
     10,000    Loews Corp.                                                   2.63           5/15/2023            10,137
      5,000    Loews Corp.                                                   3.75           4/01/2026             5,376
     10,000    MassMutual Global Funding II(b)                               3.60           4/09/2024            10,763
     29,505    Nationwide Mutual Insurance Co.(b)                            2.94(d)       12/15/2024            29,284
                                                                                                             ----------
                                                                                                                101,228
                                                                                                             ----------
               MULTI-SECTOR HOLDINGS (0.2%)
     10,000    Berkshire Hathaway Finance Corp.                              1.30           5/15/2018            10,047
      5,000    Lubrizol Corp.                                                8.88           2/01/2019             5,932
                                                                                                             ----------
                                                                                                                 15,979
                                                                                                             ----------
               OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
      5,000    Icahn Enterprises, LP                                         3.50           3/15/2017             5,000
                                                                                                             ----------

================================================================================

26  | USAA INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               PROPERTY & CASUALTY INSURANCE (1.6%)
$     5,000    Allstate Corp.                                                5.75%          8/15/2053        $    5,259
     10,000    AmTrust Financial Services, Inc.                              6.13           8/15/2023            10,385
     20,050    Chubb Corp.                                                   6.38           3/29/2067            18,101
     15,000    Chubb INA Holdings, Inc.                                      3.35           5/15/2024            16,201
     10,000    Ironshore Holdings, Inc.(b)                                   8.50           5/15/2020            11,481
     19,300    Oil Insurance Ltd.(b)                                         3.61(d)                -(f)         15,247
     10,000    ProAssurance Corp.                                            5.30          11/15/2023            10,797
     14,538    Progressive Corp.                                             6.70           6/15/2067            13,557
      5,000    Travelers Companies, Inc.                                     6.25           3/15/2067             4,950
                                                                                                             ----------
                                                                                                                105,978
                                                                                                             ----------
               REGIONAL BANKS (4.8%)
      5,000    AmSouth Bancorp.                                              6.75          11/01/2025             5,808
     15,000    Banc of California, Inc.                                      5.25           4/15/2025            15,415
      5,000    Bank of the Ozarks, Inc.                                      5.50           7/01/2026             5,200
      5,000    BankUnited, Inc.                                              4.88          11/17/2025             5,207
     10,000    Citizens Bank, N.A.                                           2.45          12/04/2019            10,195
     15,000    Citizens Financial Group, Inc.(b)                             4.15           9/28/2022            15,695
      5,500    Citizens Financial Group, Inc.                                3.75           7/01/2024             5,533
      8,000    CoBiz Financial, Inc.                                         5.63           6/25/2030             8,720
     20,000    Compass Bank                                                  3.88           4/10/2025            19,336
     10,000    Cullen/Frost Capital Trust II                                 2.22(d)        3/01/2034             8,637
     10,000    Eagle Bancorp, Inc.                                           5.00           8/01/2026            10,088
      5,000    Fifth Third Bancorp                                           2.30           3/01/2019             5,085
     10,000    Fifth Third Bank                                              3.85           3/15/2026            10,688
      3,500    First Maryland Capital Trust I                                1.68(d)        1/15/2027             2,874
     10,000    First Niagara Financial Group, Inc.                           7.25          12/15/2021            12,078
     10,000    First Republic Bank                                           2.38           6/17/2019            10,105
     10,000    FirstMerit Bank, N.A.                                         4.27          11/25/2026            10,497
     10,000    FirstMerit Corp.                                              4.35           2/04/2023            10,540
     10,000    Fulton Financial Corp.                                        4.50          11/15/2024            10,487
      5,000    Hilltop Holdings, Inc.                                        5.00           4/15/2025             5,000
     20,000    Key Bank N.A.                                                 3.40           5/20/2026            20,603
     20,000    MUFG Americas Holdings Corp.                                  3.00           2/10/2025            20,522
     10,000    MUFG Union Bank, N.A.                                         2.25           5/06/2019            10,160
     22,685    People's United Financial, Inc.                               3.65          12/06/2022            23,452
      7,000    PNC Bank, N.A.                                                4.20          11/01/2025             7,989
     10,000    PNC Financial Services                                        2.85          11/09/2022            10,299
     10,000    Santander Holdings USA, Inc.                                  2.65           4/17/2020            10,059
      5,000    Sterling National Bank                                        5.25           4/01/2026             5,063
      6,021    Susquehanna Bancshares, Inc.                                  5.38           8/15/2022             7,051

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$    10,000    TCF National Bank                                             6.25%          6/08/2022        $   11,141
      5,000    Webster Financial Corp.                                       4.38           2/15/2024             5,271
                                                                                                             ----------
                                                                                                                318,798
                                                                                                             ----------
               REINSURANCE (0.2%)
     10,000    Alterra Finance, LLC                                          6.25           9/30/2020            11,565
      2,000    Alterra USA Holdings Ltd.(b)                                  7.20           4/14/2017             2,059
                                                                                                             ----------
                                                                                                                 13,624
                                                                                                             ----------
               REITs - DIVERSIFIED (0.5%)
      5,000    Liberty Property, LP                                          6.63          10/01/2017             5,280
     10,000    VEREIT Operating Partnership, LP                              3.00           2/06/2019            10,075
     15,000    Washington REIT                                               3.95          10/15/2022            15,230
                                                                                                             ----------
                                                                                                                 30,585
                                                                                                             ----------
               REITs - HEALTH CARE (0.4%)
      4,000    Care Capital Properties, LP(b)                                5.13           8/15/2026             4,058
      2,000    MPT Operating Partnership, LP / MPT Finance Corp.             5.25           8/01/2026             2,107
     10,000    Ventas Realty, LP                                             4.00           4/30/2019            10,554
     10,000    Welltower, Inc.                                               6.13           4/15/2020            11,410
                                                                                                             ----------
                                                                                                                 28,129
                                                                                                             ----------
               REITs - INDUSTRIAL (0.1%)
      5,000    ProLogis, LP                                                  7.38          10/30/2019             5,878
                                                                                                             ----------
               REITs - OFFICE (0.8%)
      5,000    Alexandria Real Estate Equities, Inc.                         4.60           4/01/2022             5,430
      5,000    Alexandria Real Estate Equities, Inc.                         4.50           7/30/2029             5,281
      8,034    Boston Properties, LP(e)                                      3.70          11/15/2018             8,405
     10,000    Boston Properties, LP                                         5.88          10/15/2019            11,307
     10,000    Boston Properties, LP                                         3.85           2/01/2023            10,845
     11,000    Columbia Property Trust Operating
                Partnership, LP(e)                                           5.88           4/01/2018            11,658
      3,000    Mack-Cali Realty, LP                                          7.75           8/15/2019             3,386
                                                                                                             ----------
                                                                                                                 56,312
                                                                                                             ----------
               REITs - RESIDENTIAL (0.3%)
      5,000    AvalonBay Communities, Inc.                                   3.63          10/01/2020             5,351
      5,000    AvalonBay Communities, Inc.                                   3.45           6/01/2025             5,311
      7,000    UDR, Inc.                                                     4.63           1/10/2022             7,759
                                                                                                             ----------
                                                                                                                 18,421
                                                                                                             ----------
               REITs - RETAIL (0.7%)
      3,000    Federal Realty Investment Trust                               5.90           4/01/2020             3,443
      7,000    Federal Realty Investment Trust                               3.00           8/01/2022             7,343
     10,000    Federal Realty Investment Trust                               2.75           6/01/2023            10,289
      5,000    National Retail Properties, Inc.                              6.88          10/15/2017             5,298
      5,000    National Retail Properties, Inc.                              4.00          11/15/2025             5,366

================================================================================

28  | USAA INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$     5,000    Realty Income Corp.                                           4.13%         10/15/2026        $    5,398
      2,000    Regency Centers, LP                                           6.00           6/15/2020             2,278
     10,000    Simon Property Group, LP                                      4.13          12/01/2021            11,119
                                                                                                             ----------
                                                                                                                 50,534
                                                                                                             ----------
               REITs - SPECIALIZED (0.3%)
      4,455    Communications Sales & Leasing, Inc.(a)                       5.00          10/24/2022             4,460
     10,000    Crown Castle International Corp.                              5.25           1/15/2023            11,484
      4,000    EPR Properties                                                7.75           7/15/2020             4,672
                                                                                                             ----------
                                                                                                                 20,616
                                                                                                             ----------
               SPECIALIZED FINANCE (0.3%)
     10,000    National Rural Utilities Cooperative Finance Corp.            4.75           4/30/2043            10,055
     10,000    S&P Global, Inc.                                              4.00           6/15/2025            10,954
                                                                                                             ----------
                                                                                                                 21,009
                                                                                                             ----------
               THRIFTS & MORTGAGE FINANCE (0.4%)
      3,250    Chittenden Corp.                                              1.31(d)        2/14/2017             3,243
     10,000    EverBank Financial Corp.                                      5.75           7/02/2025            10,464
     10,000    Flagstar Bancorp, Inc.(b)                                     6.13           7/15/2021            10,262
                                                                                                             ----------
                                                                                                                 23,969
                                                                                                             ----------
               Total Financials                                                                               1,094,317
                                                                                                             ----------
               HEALTH CARE (2.7%)
               ------------------
               BIOTECHNOLOGY (0.6%)
     10,000    AbbVie, Inc.                                                  1.75          11/06/2017            10,057
      5,000    AbbVie, Inc.                                                  3.20          11/06/2022             5,257
     10,000    AbbVie, Inc.                                                  3.60           5/14/2025            10,624
     15,000    Baxalta, Inc.                                                 4.00           6/23/2025            15,989
                                                                                                             ----------
                                                                                                                 41,927
                                                                                                             ----------
               HEALTH CARE EQUIPMENT (0.7%)
     10,000    Covidien International Finance S.A.                           2.95           6/15/2023            10,513
     10,000    CR Bard, Inc.                                                 3.00           5/15/2026            10,308
     10,000    Danaher Corp.                                                 5.63           1/15/2018            10,677
     10,000    Medtronic, Inc.                                               4.38           3/15/2035            11,539
                                                                                                             ----------
                                                                                                                 43,037
                                                                                                             ----------
               HEALTH CARE FACILITIES (0.4%)
      5,000    HCA, Inc.                                                     5.00           3/15/2024             5,262
     15,000    HCA, Inc.                                                     5.25           4/15/2025            16,041
      2,000    Tenet Healthcare Corp.                                        4.50           4/01/2021             2,020
                                                                                                             ----------
                                                                                                                 23,323
                                                                                                             ----------
               HEALTH CARE SERVICES (0.2%)
     15,000    Express Scripts Holding Co.                                   3.40           3/01/2027            15,372
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               MANAGED HEALTH CARE (0.1%)
$     5,000    UnitedHealth Group, Inc.                                      3.10%          3/15/2026        $    5,320
                                                                                                             ----------
               PHARMACEUTICALS (0.7%)
     15,000    Actavis Funding SCS                                           3.80           3/15/2025            15,969
     20,000    Mallinckrodt International Finance S.A.                       4.75           4/15/2023            17,600
      5,000    Mylan N.V.(b)                                                 3.75          12/15/2020             5,288
      5,000    Mylan N.V.(b)                                                 3.95           6/15/2026             5,217
      5,000    Valeant Pharmaceuticals International, Inc.(b)                6.75           8/15/2021             4,513
                                                                                                             ----------
                                                                                                                 48,587
                                                                                                             ----------
               Total Health Care                                                                                177,566
                                                                                                             ----------
               INDUSTRIALS (5.5%)
               ------------------
               AEROSPACE & DEFENSE (0.3%)
     10,000    Lockheed Martin Corp.                                         3.60           3/01/2035            10,465
     10,000    Raytheon Co.                                                  4.20          12/15/2044            11,717
                                                                                                             ----------
                                                                                                                 22,182
                                                                                                             ----------
               AIR FREIGHT & LOGISTICS (0.2%)
     10,000    FedEx Corp.                                                   3.90           2/01/2035            10,590
                                                                                                             ----------
               AIRLINES (1.9%)
        505    America West Airlines, Inc. Pass-Through Trust                6.87           7/02/2018               515
      5,078    American Airlines, Inc. Pass-Through Trust(b)                 7.00           7/31/2019             5,338
      9,134    American Airlines, Inc. Pass-Through Trust                    3.70           4/01/2028             9,625
     10,000    American Airlines, Inc. Pass-Through Trust                    4.00           3/22/2029            10,612
        409    Continental Airlines, Inc. Pass-Through Trust                 7.88           1/02/2020               425
      2,312    Continental Airlines, Inc. Pass-Through Trust                 5.50           4/29/2022             2,384
      8,523    Continental Airlines, Inc. Pass-Through Trust                 4.15          10/11/2025             9,024
      4,360    Continental Airlines, Inc. Pass-Through Trust                 4.00           4/29/2026             4,606
      8,822    Delta Air Lines Pass-Through Trust                            3.88           1/30/2029             9,296
     15,190    Hawaiian Airlines, Inc. Pass-Through Trust                    3.90           1/15/2026            14,981
     15,000    Spirit Airlines, Inc. Pass-Through Trust                      4.10          10/01/2029            15,169
      7,000    United Airlines, Inc. Pass-Through Trust                      3.70           6/01/2024             7,359
      4,635    United Airlines, Inc. Pass-Through Trust                      4.30           2/15/2027             4,989
     19,418    United Airlines, Inc. Pass-Through Trust                      3.75           3/03/2028            20,705
      3,386    US Airways Group, Inc. Pass-Through Trust                     6.25          10/22/2024             3,847
      8,715    US Airways Group, Inc. Pass-Through Trust                     3.95           5/15/2027             9,184
                                                                                                             ----------
                                                                                                                128,059
                                                                                                             ----------
               CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
     10,000    Caterpillar Financial Services Corp.                          1.25          11/06/2017            10,032
      4,937    Terex Corp.(a)                                                3.50           8/13/2021             4,894
                                                                                                             ----------
                                                                                                                 14,926
                                                                                                             ----------

================================================================================

30  | USAA INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
$    15,000    Eaton Corp.                                                   2.75%         11/02/2022            15,516
     10,000    Hubbell, Inc.                                                 3.35           3/01/2026            10,547
                                                                                                             ----------
                                                                                                                 26,063
                                                                                                             ----------
               INDUSTRIAL CONGLOMERATES (0.3%)
     15,000    General Electric Capital Corp./LJ VP Holdings, LLC(b)         3.80           6/18/2019            16,076
      5,921    General Electric Co.                                          5.00                   -(f)          6,387
                                                                                                             ----------
                                                                                                                 22,463
                                                                                                             ----------
               INDUSTRIAL MACHINERY (0.5%)
     10,000    CNH Industrial Capital, LLC                                   3.88           7/16/2018            10,150
      6,500    CNH Industrial Capital, LLC                                   3.38           7/15/2019             6,517
      5,000    Hillenbrand, Inc.                                             5.50           7/15/2020             5,511
      1,500    Ingersoll-Rand Co.                                            9.00           8/15/2021             1,888
      1,500    SPX Flow, Inc.                                                6.88           9/01/2017             1,573
      5,000    Stanley Black & Decker, Inc.                                  5.75          12/15/2053             5,339
                                                                                                             ----------
                                                                                                                 30,978
                                                                                                             ----------
               RAILROADS (1.2%)
      8,000    Burlington Northern Santa Fe, LLC                             3.75           4/01/2024             8,940
     10,000    Burlington Northern Santa Fe, LLC                             3.65           9/01/2025            11,217
      7,000    Burlington Northern Santa Fe, LLC                             3.90           8/01/2046             7,748
      7,000    Kansas City Southern Co.                                      3.13           6/01/2026             7,188
      5,000    TTX Co.(b)                                                    4.15           1/15/2024             5,442
     10,000    TTX Co.(b)                                                    3.60           1/15/2025            10,571
      5,000    Union Pacific Corp.                                           7.88           1/15/2019             5,740
     10,000    Union Pacific Corp.                                           3.38           2/01/2035            10,426
     10,000    Union Pacific Corp.                                           4.25           4/15/2043            11,508
                                                                                                             ----------
                                                                                                                 78,780
                                                                                                             ----------
               TRADING COMPANIES & DISTRIBUTORS (0.3%)
     10,000    ILFC E-Capital Trust I(b)                                     3.98(d)       12/21/2065             8,087
      5,000    International Lease Finance Corp.(b)                          7.13           9/01/2018             5,550
      4,000    United Rentals North America, Inc.                            6.13           6/15/2023             4,208
                                                                                                             ----------
                                                                                                                 17,845
                                                                                                             ----------
               TRUCKING (0.2%)
      5,000    J.B. Hunt Transport Services, Inc.                            3.85           3/15/2024             5,325
      5,000    Penske Truck Leasing Co., LP / PTL Finance Corp.(b)           3.38           3/15/2018             5,124
      5,000    Ryder System, Inc.                                            3.45          11/15/2021             5,190
                                                                                                             ----------
                                                                                                                 15,639
                                                                                                             ----------
               Total Industrials                                                                                367,525
                                                                                                             ----------
               INFORMATION TECHNOLOGY (1.6%)
               -----------------------------
               APPLICATION SOFTWARE (0.1%)
      4,988    Solera, LLC.(a)                                               5.75           3/03/2023             5,037
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               COMMUNICATIONS EQUIPMENT (0.3%)
$     5,000    Cisco Systems, Inc.                                           2.90%          3/04/2021        $    5,322
     10,000    Cisco Systems, Inc.                                           2.60           2/28/2023            10,541
      3,000    Commscope, Inc.(b)                                            4.38           6/15/2020             3,106
                                                                                                             ----------
                                                                                                                 18,969
                                                                                                             ----------
               DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
      5,000    Total System Services, Inc.                                   4.80           4/01/2026             5,565
                                                                                                             ----------
               ELECTRONIC MANUFACTURING SERVICES (0.1%)
     10,000    Molex Electronic Technologies, LLC(b)                         3.90           4/15/2025            10,245
                                                                                                             ----------
               HOME ENTERTAINMENT SOFTWARE (0.0%)
        638    Activision Blizzard, Inc.(a)                                  3.25          10/12/2020               643
                                                                                                             ----------
               INTERNET SOFTWARE & SERVICES (0.1%)
      4,250    Verisign, Inc.                                                5.25           4/01/2025             4,463
                                                                                                             ----------
               IT CONSULTING & OTHER SERVICES (0.1%)
      5,000    IBM Corp.                                                     7.63          10/15/2018             5,705
                                                                                                             ----------
               SEMICONDUCTOR EQUIPMENT (0.2%)
     10,000    Applied Materials, Inc.                                       5.10          10/01/2035            11,744
                                                                                                             ----------
               SEMICONDUCTORS (0.1%)
     10,000    QUALCOMM, Inc.                                                4.65           5/20/2035            11,019
                                                                                                             ----------
               SYSTEMS SOFTWARE (0.3%)
     20,000    Microsoft Corp.                                               4.20          11/03/2035            22,802
                                                                                                             ----------
               TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.2%)
      4,789    Dell International, LLC(a)                                    4.00           4/29/2020             4,797
      7,500    Diamond 1 Finance Corp. / Diamond 2 Finance Corp.(b)          4.42           6/15/2021             7,845
                                                                                                             ----------
                                                                                                                 12,642
                                                                                                             ----------
               Total Information Technology                                                                     108,834
                                                                                                             ----------
               MATERIALS (2.2%)
               ----------------
               ALUMINUM (0.2%)
     15,000    Alcoa, Inc.                                                   5.13          10/01/2024            15,844
                                                                                                             ----------
               CONSTRUCTION MATERIALS (0.0%)
      3,000    Eagle Materials, Inc.                                         4.50           8/01/2026             3,051
                                                                                                             ----------
               DIVERSIFIED CHEMICALS (0.5%)
     20,000    Dow Chemical Co.                                              4.25          10/01/2034            21,001
     10,000    E.I. du Pont de Nemours & Co.                                 2.80           2/15/2023            10,252
                                                                                                             ----------
                                                                                                                 31,253
                                                                                                             ----------
               DIVERSIFIED METALS & MINING (0.2%)
      3,998    Freeport-McMoRan, Inc.(a)                                     3.25           5/31/2018             3,966
      5,000    Freeport-McMoRan, Inc.                                        3.10           3/15/2020             4,661

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32  | USAA INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$     5,000    Freeport-McMoRan, Inc.                                        4.00%         11/14/2021        $    4,487
                                                                                                             ----------
                                                                                                                 13,114
                                                                                                             ----------
               FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
      5,000    Monsanto Co.                                                  3.38           7/15/2024             5,203
      5,000    Monsanto Co.                                                  3.95           4/15/2045             4,868
                                                                                                             ----------
                                                                                                                 10,071
                                                                                                             ----------
               METAL & GLASS CONTAINERS (0.4%)
      4,000    Ball Corp.                                                    4.38          12/15/2020             4,305
      3,000    Ball Corp.                                                    5.00           3/15/2022             3,225
      5,000    Ball Corp.                                                    5.25           7/01/2025             5,419
      3,883    Greif, Inc.                                                   6.75           2/01/2017             3,951
      9,553    Reynolds Group Holdings, Inc.(a)                              4.50          12/01/2018             9,577
                                                                                                             ----------
                                                                                                                 26,477
                                                                                                             ----------
               PAPER PACKAGING (0.2%)
      5,000    International Paper Co.                                       3.80           1/15/2026             5,388
      5,000    Sealed Air Corp.(b)                                           6.88           7/15/2033             5,325
                                                                                                             ----------
                                                                                                                 10,713
                                                                                                             ----------
               SPECIALTY CHEMICALS (0.3%)
      3,321    Albemarle Corp.                                               3.00          12/01/2019             3,386
     15,000    RPM International, Inc.                                       6.13          10/15/2019            16,687
                                                                                                             ----------
                                                                                                                 20,073
                                                                                                             ----------
               STEEL (0.3%)
      5,000    Allegheny Ludlum Corp.                                        6.95          12/15/2025             4,362
      5,000    Allegheny Technologies, Inc.                                  9.38           6/01/2019             5,194
     10,000    Allegheny Technologies, Inc.                                  5.95           1/15/2021             8,850
                                                                                                             ----------
                                                                                                                 18,406
                                                                                                             ----------
               Total Materials                                                                                  149,002
                                                                                                             ----------
               TELECOMMUNICATION SERVICES (1.7%)
               ---------------------------------
               INTEGRATED TELECOMMUNICATION SERVICES (1.6%)
     25,000    AT&T, Inc.                                                    4.50           5/15/2035            26,473
     10,000    Centel Capital Corp.                                          9.00          10/15/2019            11,645
     10,000    CenturyLink, Inc.                                             5.80           3/15/2022            10,263
      2,000    CenturyLink, Inc.                                             6.75          12/01/2023             2,088
     10,000    Frontier Communications Corp.                                11.00           9/15/2025            10,713
      8,409    Frontier Communications Corp.                                 7.88           1/15/2027             7,403
      5,000    Qwest Corp.(c)                                                6.75          12/01/2021             5,500
     15,000    Verizon Communications, Inc.                                  4.50           9/15/2020            16,696
     10,000    Verizon Communications, Inc.                                  4.40          11/01/2034            10,628
      5,000    Verizon Communications, Inc.                                  4.13           8/15/2046             5,072
                                                                                                             ----------
                                                                                                                106,481
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               WIRELESS TELECOMMUNICATION SERVICES (0.1%)
$     4,831    Grain Spectrum Funding II(b)                                  3.29%         10/10/2034        $    4,794
      4,000    T-Mobile USA, Inc.                                            6.63          11/15/2020             4,135
                                                                                                             ----------
                                                                                                                  8,929
                                                                                                             ----------
               Total Telecommunication Services                                                                 115,410
                                                                                                             ----------
               UTILITIES (6.2%)
               ----------------
               ELECTRIC UTILITIES (3.4%)
      5,000    Atlantic City Electric Co.                                    3.38           9/01/2024             5,224
     10,000    Cleco Corporate Holdings, LLC(b)                              3.74           5/01/2026            10,597
      5,000    Cleveland Electric Illuminating Co.                           8.88          11/15/2018             5,806
      7,000    Duke Energy Carolinas                                         3.88           3/15/2046             7,773
     10,000    Duke Energy Indiana, LLC                                      3.75           5/15/2046            10,702
     10,000    Duke Energy Progress, Inc.                                    4.15          12/01/2044            11,302
      3,500    Duquesne Light Holdings, Inc.(b)                              5.90          12/01/2021             3,994
      4,000    Entergy Arkansas, Inc.                                        3.05           6/01/2023             4,191
      7,000    Entergy Louisiana, LLC                                        4.95           1/15/2045             7,519
     10,000    Entergy Texas, Inc.                                           2.55           6/01/2021            10,321
        508    FPL Energy American Wind, LLC(b)                              6.64           6/20/2023               503
      5,000    Georgia Power Co.                                             3.25           4/01/2026             5,359
      3,168    Mississippi Power Co.                                         4.25           3/15/2042             2,980
     10,000    Monongahela Power Co.(b)                                      4.10           4/15/2024            11,022
      5,000    Nevada Power Co.                                              7.13           3/15/2019             5,748
      4,000    NextEra Energy Capital Holdings, Inc.                         6.65           6/15/2067             3,301
      5,000    NextEra Energy Capital Holdings, Inc.                         7.30           9/01/2067             4,912
      5,000    Oglethorpe Power Corp.                                        6.10           3/15/2019             5,556
      5,000    Oncor Electric Delivery Co., LLC                              3.75           4/01/2045             5,353
     15,000    Pacific Gas & Electric Co.                                    2.95           3/01/2026            15,758
     26,130    PPL Capital Funding, Inc.                                     6.70           3/30/2067            22,196
      5,000    South Carolina Electric & Gas Co.                             5.30           5/15/2033             6,089
      5,000    South Carolina Electric & Gas Co.                             4.10           6/15/2046             5,455
     10,000    Southern California Edison Co.                                6.25                   -(f)         11,175
     10,000    Southern Co.                                                  3.25           7/01/2026            10,480
      1,508    Tri-State Generation & Transmission Association
                 Pass-Through Trust(b)                                       6.04           1/31/2018             1,543
     10,000    Tri-State Generation & Transmission Association, Inc.         4.70          11/01/2044            11,464
     10,000    Tri-State Generation & Transmission Association, Inc.         4.25           6/01/2046            10,926
     10,000    Xcel Energy, Inc.                                             3.30           6/01/2025            10,688
                                                                                                             ----------
                                                                                                                227,937
                                                                                                             ----------
               GAS UTILITIES (0.7%)
      4,000    Atmos Energy Corp.                                            8.50           3/15/2019             4,688
     10,000    Atmos Energy Corp.                                            4.13          10/15/2044            11,125
     10,000    National Fuel Gas Co.                                         4.90          12/01/2021            10,642

================================================================================

34  | USAA INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$    10,000    National Fuel Gas Co.                                         5.20%          7/15/2025        $   10,830
      7,000    Southern Co. Gas Capital                                      3.25           6/15/2026             7,284
                                                                                                             ----------
                                                                                                                 44,569
                                                                                                             ----------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
        816    AES Corp.                                                     3.67(d)        6/01/2019               816
      5,000    AES Corp.                                                     4.88           5/15/2023             5,100
     10,000    AES Corp.                                                     5.50           4/15/2025            10,287
      4,950    Calpine Corp.(a)                                              3.50           5/27/2022             4,943
                                                                                                             ----------
                                                                                                                 21,146
                                                                                                             ----------
               MULTI-UTILITIES (1.7%)
      5,000    Ameren Illinois Co.                                           9.75          11/15/2018             5,916
     15,000    Berkshire Hathaway Energy Co.                                 4.50           2/01/2045            17,320
      5,000    Black Hills Corp.                                             5.88           7/15/2020             5,660
     10,000    Black Hills Corp.                                             4.25          11/30/2023            10,939
     15,000    Northern States Power Co.                                     4.00           8/15/2045            17,149
     20,000    Northern States Power Co.                                     3.60           5/15/2046            21,403
      5,000    Northwestern Corp.                                            6.34           4/01/2019             5,620
     10,000    Public Service Electric                                       3.80           3/01/2046            11,121
      5,000    Puget Sound Energy, Inc.                                      6.97           6/01/2067             4,263
     15,000    WEC Energy Group, Inc.                                        6.25           5/15/2067            12,591
                                                                                                             ----------
                                                                                                                111,982
                                                                                                             ----------
               WATER UTILITIES (0.1%)
     10,000    Aquarion Co., Inc.(b)                                         4.00           8/15/2024            10,657
                                                                                                             ----------
               Total Utilities                                                                                  416,291
                                                                                                             ----------
               Total Corporate Obligations (cost: $3,137,712)                                                 3,260,781
                                                                                                             ----------

               EURODOLLAR AND YANKEE OBLIGATIONS (15.5%)

               CONSUMER DISCRETIONARY (0.5%)
               -----------------------------
               AUTOMOBILE MANUFACTURERS (0.3%)
     10,000    American Honda Finance Corp.(b)                               7.63          10/01/2018            11,321
      5,000    Daimler Finance, N.A., LLC(b)                                 1.88           1/11/2018             5,044
      5,000    Daimler Finance, N.A., LLC(b)                                 2.25           7/31/2019             5,125
                                                                                                             ----------
                                                                                                                 21,490
                                                                                                             ----------
               PUBLISHING (0.2%)
     10,000    Pearson Funding Four plc(b)                                   3.75           5/08/2022            10,123
                                                                                                             ----------
               Total Consumer Discretionary                                                                      31,613
                                                                                                             ----------
               CONSUMER STAPLES (1.3%)
               -----------------------
               BREWERS (0.3%)
     20,000    Anheuser-Busch InBev S.A./N.V.                                4.70           2/01/2036            23,258
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               DISTILLERS & VINTNERS (0.2%)
$    10,000    Pernod Ricard S.A.(b)                                         4.25%          7/15/2022        $   11,072
                                                                                                             ----------
               PACKAGED FOODS & MEAT (0.1%)
      6,471    JBS S.A.                                                     10.50           8/04/2016             6,495
      4,000    Kerry Group Financial Services(b)                             3.20           4/09/2023             4,020
                                                                                                             ----------
                                                                                                                 10,515
                                                                                                             ----------
               TOBACCO (0.7%)
     20,000    BAT International Finance plc(b)                              3.95           6/15/2025            22,582
     20,000    Imperial Brands Finance plc(b)                                4.25           7/21/2025            22,042
                                                                                                             ----------
                                                                                                                 44,624
                                                                                                             ----------
               Total Consumer Staples                                                                            89,469
                                                                                                             ----------
               ENERGY (1.0%)
               -------------
               INTEGRATED OIL & GAS (0.6%)
     10,000    BP Capital Markets plc                                        1.63           8/17/2017            10,036
      4,000    Husky Energy, Inc.                                            7.25          12/15/2019             4,584
     10,000    Petrobras Global Finance B.V.                                 3.00           1/15/2019             9,575
      3,500    Repsol Oil & Gas Canada, Inc.                                 7.75           6/01/2019             3,873
     10,000    Shell International Finance B.V.                              3.63           8/21/2042             9,831
                                                                                                             ----------
                                                                                                                 37,899
                                                                                                             ----------
               OIL & GAS EXPLORATION & PRODUCTION (0.2%)
     10,000    Woodside Finance Ltd.(b)                                      8.75           3/01/2019            11,629
                                                                                                             ----------
               OIL & GAS STORAGE & TRANSPORTATION (0.2%)
      6,000    TransCanada PipeLines Ltd.                                    1.88           1/12/2018             6,036
     12,124    TransCanada PipeLines Ltd.                                    6.35           5/15/2067             9,131
                                                                                                             ----------
                                                                                                                 15,167
                                                                                                             ----------
               Total Energy                                                                                      64,695
                                                                                                             ----------
               FINANCIALS (6.0%)
               -----------------
               DIVERSIFIED BANKS (4.3%)
     15,000    ABN AMRO Bank N.V.(b)                                         4.75          7/28/2025             15,777
     10,000    ABN AMRO Bank N.V.(b)                                         4.80          4/18/2026             10,596
     10,000    Australia & New Zealand Banking Group Ltd.(b)                 4.40          5/19/2026             10,591
      4,000    Banco Santander Chile(b)                                      1.56(d)       4/11/2017              4,010
     10,000    Bank of Montreal                                              2.50          1/11/2017             10,069
     10,000    Bank of Nova Scotia                                           4.50         12/16/2025             10,655
      5,000    Barclays Bank plc(b)                                          6.05         12/04/2017              5,229
     10,000    BBVA Bancomer S.A. Texas Agency(b)                            4.38          4/10/2024             10,609
      5,000    BNP Paribas(b)                                                7.20                  -(f)           5,549
      5,000    BNP Paribas Co. S.A.(b)                                       4.38          9/28/2025              5,174
     10,000    BNP Paribas S.A.(b)                                           4.38          5/12/2026             10,319

================================================================================

36  | USAA INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$     3,958    Canadian Imperial Bank of Commerce(b)                         7.26%          4/10/2032        $    4,870
      5,000    Caribbean Development Bank(b)                                 4.38          11/09/2027             5,417
     10,000    Cooperatieve Rabobank U.A.                                    3.38           1/19/2017            10,107
     10,000    Cooperatieve Rabobank U.A.                                    3.88           2/08/2022            10,925
     16,903    Cooperatieve Rabobank U.A.                                    3.95          11/09/2022            17,835
     15,000    DNB Bank ASA(b)                                               3.20           4/03/2017            15,199
      5,000    HBOS plc(b)                                                   6.75           5/21/2018             5,397
     15,000    HSBC Bank plc                                                 1.19(d)                -(f)          8,644
     10,000    HSBC Bank plc                                                 3.90           5/25/2026            10,397
      5,000    National Australia Bank Ltd.                                  3.00           1/20/2023             5,241
     11,000    Nordea Bank AB(b)                                             4.88           5/13/2021            12,243
     20,000    Royal Bank of Canada                                          4.65           1/27/2026            22,039
      5,000    Royal Bank of Scotland Group plc                              6.13          12/15/2022             5,328
      5,000    Royal Bank of Scotland Group plc                              4.80           4/05/2026             5,186
     10,000    Santander UK plc(b)                                           5.00          11/07/2023            10,459
      5,000    Santander UK plc                                              4.00           3/13/2024             5,451
      4,355    Standard Chartered Bank(b)                                    6.40           9/26/2017             4,583
     10,000    Swedbank AB(b)                                                1.75           3/12/2018            10,068
      7,500    Swedbank AB                                                   2.65           3/10/2021             7,808
     10,000    Westpac Banking Corp.(b),(e)                                  2.45          11/28/2016            10,054
                                                                                                             ----------
                                                                                                                285,829
                                                                                                             ----------
               DIVERSIFIED CAPITAL MARKETS (0.1%)
     10,000    Credit Suisse Group Funding Guernsey Ltd.(b)                  4.55           4/17/2026            10,575
                                                                                                             ----------
               LIFE & HEALTH INSURANCE (0.1%)
      6,000    Great-West Life & Annuity Insurance Capital, LP(b)            3.16(d)        5/16/2046             5,310
                                                                                                             ----------
               OTHER DIVERSIFIED FINANCIAL SERVICES (0.4%)
     15,000    ING Bank N.V.(b)                                              3.75           3/07/2017            15,226
      5,500    ING Bank N.V.                                                 4.13          11/21/2023             5,609
      5,000    ING Capital Funding Trust III                                 4.23(d)                -(f)          4,944
                                                                                                             ----------
                                                                                                                 25,779
                                                                                                             ----------
               PROPERTY & CASUALTY INSURANCE (0.5%)
     20,000    QBE Capital Funding III Ltd.(b)                               7.25           5/24/2041            22,375
      5,000    XLIT Ltd.                                                     6.50                   -(f)          3,463
      5,000    XLIT Ltd.                                                     4.45           3/31/2025             5,080
                                                                                                             ----------
                                                                                                                 30,918
                                                                                                             ----------
               REITs - RESIDENTIAL (0.1%)
      5,000    Vonovia Finance B.V.(b)                                       3.20          10/02/2017             5,085
                                                                                                             ----------
               REITs - RETAIL (0.5%)
      5,000    Scentre Group Trust(b)                                        2.38           4/28/2021             5,075
     10,000    Scentre Group Trust(b)                                        3.25          10/28/2025            10,264

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$    20,000    WEA Finance, LLC/Westfield UK & Europe
                 Finance plc(b)                                              3.75%          9/17/2024        $   21,143
                                                                                                             ----------
                                                                                                                 36,482
                                                                                                             ----------
               Total Financials                                                                                 399,978
                                                                                                             ----------
               GOVERNMENT (0.2%)
               -----------------
               FOREIGN GOVERNMENT (0.2%)
     12,000    Italy Government International Bond                           5.38           6/15/2033            14,999
                                                                                                             ----------
               HEALTH CARE (0.4%)
               ------------------
               PHARMACEUTICALS (0.4%)
     15,000    Teva Pharmaceuticals Finance                                  3.15          10/01/2026            15,362
      1,215    Roche Holdings, Inc.(b)                                       6.00           3/01/2019             1,361
     10,000    GlaxoSmithKline Capital, Inc.                                 4.20           3/18/2043            11,835
                                                                                                             ----------
                                                                                                                 28,558
                                                                                                             ----------
               Total Health Care                                                                                 28,558
                                                                                                             ----------
               INDUSTRIALS (3.3%)
               ------------------
               AEROSPACE & DEFENSE (0.1%)
      5,000    Bombardier, Inc.(b)                                           5.50           9/15/2018             5,062
                                                                                                             ----------
               AIRLINES (1.4%)
      4,789    Air Canada Pass-Through Trust(b)                              5.38          11/15/2022             4,866
     22,473    Air Canada Pass-Through Trust(b)                              4.13          11/15/2026            23,681
      9,844    Air Canada Pass-Through Trust(b)                              3.60           9/15/2028            10,188
      6,000    Air Canada Pass-Through Trust(b)                              3.75           6/15/2029             6,292
     18,263    British Airways Pass-Through Trust(b)                         4.63          12/20/2025            19,542
      9,415    Turkish Airlines Pass-Through Trust(b)                        4.20           9/15/2028             9,127
      2,780    Virgin Australia Trust(b)                                     6.00           4/23/2022             2,825
      6,376    Virgin Australia Trust(b)                                     5.00           4/23/2025             6,607
     10,000    WestJet Airlines Ltd.(b)                                      3.50           6/16/2021            10,206
                                                                                                             ----------
                                                                                                                 93,334
                                                                                                             ----------
               AIRPORT SERVICES (0.6%)
     10,000    Heathrow Funding Ltd.(b)                                      4.88           7/15/2023            11,084
     15,000    Sydney Airport Finance Co. Proprietary Ltd.(b)                3.90           3/22/2023            16,102
     10,000    Sydney Airport Finance Co. Proprietary Ltd.                   3.63           4/28/2026            10,513
                                                                                                             ----------
                                                                                                                 37,699
                                                                                                             ----------
               DIVERSIFIED SUPPORT SERVICES (0.1%)
      5,500    Brambles USA, Inc.(b)                                         4.13          10/23/2025             5,996
                                                                                                             ----------
               INDUSTRIAL CONGLOMERATES (0.8%)
     10,000    Hutchison Whampoa International Ltd.(b)                       2.00          11/08/2017            10,097
      5,000    Hutchison Whampoa International Ltd.(b)                       4.63           1/13/2022             5,602
     10,000    Hutchison Whampoa International Ltd.(b)                       3.63          10/31/2024            10,631

================================================================================

38  | USAA INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$    20,000    Siemens Financieringsmaatschappij N.V.(b)                     3.25%          5/27/2025        $   21,828
      7,000    Smiths Group plc(b)                                           3.63          10/12/2022             7,205
                                                                                                             ----------
                                                                                                                 55,363
                                                                                                             ----------
               RAILROADS (0.2%)
     12,000    Canadian National Railway Co.                                 2.75           3/01/2026            12,653
                                                                                                             ----------
               TRADING COMPANIES & DISTRIBUTORS (0.1%)
      7,000    Aercap Ireland Cap Ltd.                                       4.63           7/01/2022             7,545
                                                                                                             ----------
               Total Industrials                                                                                217,652
                                                                                                             ----------
               INFORMATION TECHNOLOGY (0.0%)
               -----------------------------
               SEMICONDUCTORS (0.0%)
      1,066    NXP B.V.(a)                                                   3.75          12/07/2020             1,075
                                                                                                             ----------
               MATERIALS (2.1%)
               ----------------
               COMMODITY CHEMICALS (0.2%)
     10,000    Braskem Finance Ltd.                                          6.45           2/03/2024            10,475
                                                                                                             ----------
               CONSTRUCTION MATERIALS (0.2%)
      3,000    CEMEX, S.A.B. de C.V.(b)                                      6.50          12/10/2019             3,232
     10,000    Holcim US Finance Sarl & Cie SCS(b)                           6.00          12/30/2019            11,204
                                                                                                             ----------
                                                                                                                 14,436
                                                                                                             ----------
               DIVERSIFIED CHEMICALS (0.0%)
      2,505    Cytec Industries, Inc.                                        8.95           7/01/2017             2,647
                                                                                                             ----------
               DIVERSIFIED METALS & MINING (0.5%)
      5,000    Anglo American Capital plc(b)                                 2.63           9/27/2017             5,017
      5,000    Anglo American Capital plc(b)                                 4.88           5/14/2025             4,912
     10,000    Glencore Funding, LLC(b)                                      2.50           1/15/2019             9,874
      5,000    Glencore Funding, LLC(b)                                      4.13           5/30/2023             4,822
      5,000    Rio Tinto Finance (USA) Ltd.                                  9.00           5/01/2019             6,005
                                                                                                             ----------
                                                                                                                 30,630
                                                                                                             ----------
               FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
     10,000    Potash Corp. of Saskatchewan, Inc.                            3.00           4/01/2025            10,228
      2,000    Yara International ASA(b)                                     7.88           6/11/2019             2,310
                                                                                                             ----------
                                                                                                                 12,538
                                                                                                             ----------
               GOLD (0.5%)
     10,000    Barrick North America Finance, LLC                            6.80           9/15/2018            10,940
     15,000    Goldcorp, Inc.                                                3.70           3/15/2023            15,618
     10,000    Kinross Gold Corp.                                            5.95           3/15/2024            10,260
                                                                                                             ----------
                                                                                                                 36,818
                                                                                                             ----------
               METAL & GLASS CONTAINERS (0.0%)
      2,500    Reynolds Group Holdings Ltd.(b)                               5.13           7/15/2023             2,581
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)(g)       SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               PAPER PRODUCTS (0.1%)
$     5,000    Amcor Finance USA, Inc.(b)                                    3.63%          4/28/2026        $    5,240
                                                                                                             ----------
               PRECIOUS METALS & MINERALS (0.2%)
     10,000    Fresnillo plc(b)                                              5.50          11/13/2023            11,050
                                                                                                             ----------
               STEEL (0.2%)
     10,000    ArcelorMittal                                                 7.25           2/25/2022            11,000
      5,000    Vale Overseas Ltd.                                            4.38           1/11/2022             4,869
                                                                                                             ----------
                                                                                                                 15,869
                                                                                                             ----------
               Total Materials                                                                                  142,284
                                                                                                             ----------
               UTILITIES (0.7%)
               ----------------
               ELECTRIC UTILITIES (0.5%)
     25,000    Electricite De France S.A.(b)                                 5.25                   -(f)         24,469
      6,000    Emera US Finance, LP(b)                                       3.55           6/15/2026             6,311
      3,500    Transelec S.A.(b)                                             3.88           1/12/2029             3,533
                                                                                                             ----------
                                                                                                                 34,313
                                                                                                             ----------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
     10,200    Transalta Corp.                                               6.90           5/15/2018            10,468
                                                                                                             ----------
               Total Utilities                                                                                   44,781
                                                                                                             ----------
               Total Eurodollar and Yankee Obligations (cost: $983,441)                                       1,035,104
                                                                                                             ----------

               FOREIGN GOVERNMENT OBLIGATIONS (0.4%)
  CAD15,000    Province of Alberta                                           2.55          12/15/2022            12,242
  CAD20,000    Province of Ontario                                           2.85           6/02/2023            16,685
                                                                                                             ----------
               Total Foreign Government Obligations (cost: $34,601)                                              28,927
                                                                                                             ----------

               ASSET-BACKED SECURITIES (2.3%)

               FINANCIALS (1.9%)
               -----------------
               ASSET-BACKED FINANCING (1.9%)
        858    Access Group, Inc.                                            0.97(d)        4/25/2029               847
      6,667    AESOP Funding II, LLC(b)                                      3.41          11/20/2017             6,691
      2,460    ARL First, LLC(b)                                             2.23(d)       12/15/2042             2,385
      2,000    Avis Budget Rental Car Funding Aesop(b)                       4.42           9/20/2019             2,017
      7,084    CIT Education Loan Trust(b)                                   0.94(d)        6/25/2042             5,942
      8,500    CIT Equipment Collateral(b)                                   2.15           2/20/2020             8,557
      2,000    Citibank Credit Card Issuance Trust                           5.35           2/07/2020             2,127
      5,000    Credit Acceptance Auto Loan Trust(b)                          2.29           4/15/2022             4,997
      3,000    Credit Acceptance Auto Loan Trust(b)                          3.30           7/17/2023             2,973
      4,836    Drive Auto Receivables Trust(b)                               2.28           6/17/2019             4,850
      7,000    Element Rail Leasing I, LLC(b)                                3.67           4/19/2044             6,894
      7,502    Exeter Automobile Receivables Trust(b)                        2.42           1/15/2019             7,504

================================================================================

40  | USAA INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------

$     5,000    Exeter Automobile Receivables Trust(b)                        2.17%          5/15/2019        $    4,991
      3,000    First Investors Auto Owner Trust(b)                           2.26           3/15/2019             3,005
     20,000    Louisiana Environmental Facilities and
                 Community Dev.                                              3.24           8/01/2028            21,541
     10,000    MMAF Equipment Finance, LLC(b)                                2.49           2/19/2036            10,282
      1,161    Nelnet Student Loan Trust                                     0.93(d)        9/22/2035               922
      5,000    SBA Tower Trust(b)                                            2.90          10/15/2044             5,067
      6,806    SLM Student Loan Trust                                        0.94(d)        1/25/2041             5,306
      2,584    SLM Student Loan Trust                                        1.26(d)       10/25/2065             2,258
      3,750    TCF Auto Receivables Owner Trust(b)                           2.89           7/15/2021             3,740
     10,000    Trip Rail Master Funding, LLC(b)                              4.09           4/15/2044             9,817
      4,725    Westlake Automobile Receivables Trust(b)                      2.24           4/15/2020             4,727
      2,000    Westlake Automobile Receivables Trust(b)                      2.45           1/15/2021             2,000
                                                                                                             ----------
                                                                                                                129,440
                                                                                                             ----------
               Total Financials                                                                                 129,440
                                                                                                             ----------
               TELECOMMUNICATION SERVICES (0.2%)
               ---------------------------------
               WIRELESS TELECOMMUNICATION SERVICES (0.2%)
     10,000    Crown Castle Towers, LLC(b)                                   3.22           5/15/2042            10,398
                                                                                                             ----------
               UTILITIES (0.2%)
               ----------------
               ELECTRIC UTILITIES (0.2%)
     15,000    Hawaii Dept. of Business Economic Dev. & Tourism              3.24           1/01/2031            16,015
                                                                                                             ----------
               Total Asset-Backed Securities (cost: $153,229)                                                   155,853
                                                                                                             ----------

               COLLATERALIZED LOAN OBLIGATIONS (0.7%)

               FINANCIALS (0.7%)
               -----------------
     10,000    Babson Ltd.(b)                                                2.07(d)       10/17/2026             9,955
      4,000    Dryden Senior Loan Fund(b),(h),(i)                            2.66(d)        7/20/2029             4,000
      7,500    Dryden Senior Loan Fund(b)                                    2.18(d)        4/15/2027             7,502
      5,000    Loomis Sayles Ltd.(b)                                         2.21(d)       10/15/2027             4,993
     10,000    Race Point Ltd.(b)                                            2.23(d)        7/25/2028            10,036
      6,500    Teachers Insurance and Annuity Association of
                 America(b)                                                  2.39(d)        7/20/2028             6,520
                                                                                                             ----------
               Total Financials                                                                                  43,006
                                                                                                             ----------
               Total Collateralized Loan Obligations (cost: $42,987)                                             43,006
                                                                                                             ----------

               COMMERCIAL MORTGAGE SECURITIES (4.9%)

               FINANCIALS (4.9%)
               -----------------
               COMMERCIAL MORTGAGE-BACKED SECURITIES (4.1%)
        920    Banc of America Commercial Mortgage, Inc.                     5.35          11/10/2042               919
      5,000    Banc of America Commercial Mortgage, Inc.                     5.95           7/10/2044             3,812

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$       600    Bear Stearns Commercial Mortgage Securities, Inc.             4.99%          9/11/2042        $      601
     10,000    Citigroup Commercial Mortgage Trust                           3.36           7/10/2047            10,875
      2,500    Citigroup Commercial Mortgage Trust                           3.62           7/10/2047             2,764
      4,000    Citigroup Commercial Mortgage Trust                           3.86           7/10/2047             4,393
      8,600    Commercial Mortgage Trust                                     3.25          10/15/2045             9,162
      5,925    Commercial Mortgage Trust(b)                                  3.42          10/15/2045             6,363
      6,000    Commercial Mortgage Trust                                     2.77          12/10/2045             6,319
      4,000    Commercial Mortgage Trust                                     3.61           6/10/2046             4,407
     10,000    Commercial Mortgage Trust                                     5.35          12/10/2046            10,091
      7,500    Commercial Mortgage Trust                                     4.08           8/10/2047             8,325
     10,000    GE Capital Commercial Mortgage Corp.                          5.61          12/10/2049             9,697
      2,411    GMAC Commercial Mortgage Securities, Inc.                     5.29          11/10/2045             2,410
      6,000    GS Mortgage Securities Corp. II                               3.21           5/10/2045             6,194
      5,000    GS Mortgage Securities Corp. II                               3.38           5/10/2045             5,380
      5,000    GS Mortgage Securities Trust                                  3.28           2/10/2046             5,317
      5,000    GS Mortgage Securities Trust(b)                               3.68           2/10/2046             5,379
      5,000    GS Mortgage Securities Trust                                  4.24           8/10/2046             5,706
      6,000    GS Mortgage Securities Trust                                  3.76           7/10/2048             6,697
        112    J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                            4.84           7/15/2042               112
     15,000    J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.(b)                                         5.56          11/15/2043            16,473
      5,697    J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                            4.82           5/15/2045             6,449
      5,000    J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                            5.48           5/15/2045             4,996
     10,000    J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                            4.27           6/15/2045            11,103
     10,000    J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                            5.37           5/15/2047            10,063
      9,000    J.P. Morgan Chase Commercial Mortgage
                 Securities Trust                                            4.44           2/15/2047            10,274
      5,000    LB-UBS Commercial Mortgage Trust                              5.38          11/15/2038             5,021
      8,499    Morgan Stanley Capital I, Inc.                                5.37          12/15/2043             8,538
      2,750    Morgan Stanley Capital I, Inc.(b)                             5.20           6/15/2044             3,067
      3,000    Morgan Stanley Capital I, Inc.                                3.77           3/15/2045             3,235
      7,000    Morgan Stanley Capital I, Inc.                                4.03           5/15/2048             7,789
      9,375    UBS Commercial Mortgage Trust                                 4.17           5/10/2045            10,406
     15,000    UBS Commercial Mortgage Trust                                 4.82           5/10/2045            16,482
      2,313    UBS-Barclays Commercial Mortgage Trust(b)                     4.18           5/10/2063             2,553
      1,056    Wachovia Bank Commercial Mortgage Trust                       5.57          10/15/2048             1,055
      1,500    WF-RBS Commercial Mortgage Trust(b),(e)                       5.25           6/15/2044             1,711
      5,000    WF-RBS Commercial Mortgage Trust                              3.35           5/15/2045             5,339
     10,000    WF-RBS Commercial Mortgage Trust                              4.09           6/15/2045            11,086

================================================================================

42  | USAA INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$     5,000    WF-RBS Commercial Mortgage Trust                              3.24%         12/15/2045        $    5,314
     20,000    WF-RBS Commercial Mortgage Trust                              3.65          12/15/2046            21,574
                                                                                                             ----------
                                                                                                                277,451
                                                                                                             ----------
               INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.8%)
     43,469    Commercial Mortgage Pass-Through Certificates(j)              2.03           5/15/2045             3,516
     70,602    Commercial Mortgage Trust Pass-Through
                 Certificates(j)                                             1.92          10/15/2045             5,520
     70,121    Freddie Mac(+)                                                1.56          10/25/2018             2,075
     67,679    Freddie Mac(+)                                                1.52           3/25/2019             2,295
     59,984    Freddie Mac(+)                                                1.40           1/25/2022             3,668
     94,974    Freddie Mac(+)                                                1.45           5/25/2022             6,608
     72,478    Freddie Mac(+)                                                1.49           6/25/2022             5,133
     70,507    Freddie Mac(+)                                                0.89          10/25/2022             3,128
     96,356    Freddie Mac(+)                                                1.03          11/25/2022             5,041
     36,957    GS Mortgage Securities Corp. II(j)                            2.47           5/10/2045             2,921
    190,667    GS Mortgage Securities Trust(b),(j)                           0.21           5/03/2032             3,984
     53,871    UBS Commercial Mortgage Trust(b),(j)                          2.16           5/10/2045             5,305
     33,760    WF Commercial Mortgage Trust(b),(j)                           2.04          10/15/2045             2,668
                                                                                                             ----------
                                                                                                                 51,862
                                                                                                             ----------
               Total Financials                                                                                 329,313
                                                                                                             ----------
               Total Commercial Mortgage Securities (cost: $310,497)                                            329,313
                                                                                                             ----------

               U.S. GOVERNMENT AGENCY ISSUES (3.0%)(k)

               MORTGAGE-BACKED PASS-THROUGH SECURITIES (2.8%)
     11,250    Fannie Mae(+)                                                 2.15           1/25/2023            11,544
     12,268    Fannie Mae(+)                                                 2.50           2/01/2028            12,734
      2,311    Fannie Mae(+)                                                 5.00           6/01/2033             2,572
        631    Fannie Mae(+)                                                 5.50           7/01/2021               679
      2,520    Fannie Mae(+)                                                 5.50           9/01/2035             2,888
      1,323    Fannie Mae(+)                                                 5.50          10/01/2035             1,501
        333    Fannie Mae(+)                                                 5.50           1/01/2036               375
      1,343    Fannie Mae(+)                                                 5.50           4/01/2036             1,516
      1,327    Fannie Mae(+)                                                 5.50           2/01/2037             1,490
      1,244    Fannie Mae(+)                                                 5.50           3/01/2037             1,394
        673    Fannie Mae(+)                                                 5.50          11/01/2037               754
      1,644    Fannie Mae(+)                                                 5.50           5/01/2038             1,843
      1,327    Fannie Mae(+)                                                 6.00           5/01/2036             1,519
      1,067    Fannie Mae(+)                                                 6.00           6/01/2036             1,228
      1,306    Fannie Mae(+)                                                 6.00           8/01/2037             1,506
        322    Fannie Mae(+)                                                 6.50           4/01/2031               384
          6    Fannie Mae(+)                                                 6.50           7/01/2031                 7
        566    Fannie Mae(+)                                                 6.50           3/01/2032               673

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$        14    Fannie Mae(+)                                                 7.00%         10/01/2022        $       15
          7    Fannie Mae(+)                                                 7.00           3/01/2023                 8
         31    Fannie Mae(+)                                                 7.00           4/01/2023                32
     10,000    Freddie Mac(+) (h),(i)                                        2.59           5/25/2026            10,299
     17,000    Freddie Mac(+)                                                2.77           5/25/2025            17,938
     15,000    Freddie Mac(+)                                                2.81           1/25/2025            16,034
     12,000    Freddie Mac(+)                                                2.85           3/25/2026            12,722
      7,000    Freddie Mac(+)                                                3.00          12/25/2025             7,592
      8,000    Freddie Mac(+)                                                3.01           7/25/2025             8,686
     10,000    Freddie Mac(+)                                                3.02           1/25/2025            10,863
     13,527    Freddie Mac(+)                                                3.50           5/01/2042            14,332
     15,500    Freddie Mac(+)                                                3.51           4/25/2030            17,460
        290    Freddie Mac(+)                                                5.00           6/01/2020               298
        864    Freddie Mac(+)                                                5.00           1/01/2021               919
      1,060    Freddie Mac(+)                                                5.50          11/01/2020             1,126
        338    Freddie Mac(+)                                                5.50          12/01/2020               360
        989    Freddie Mac(+)                                                5.50          12/01/2035             1,111
        783    Freddie Mac(+)                                                5.50           4/01/2036               873
      3,500    Freddie Mac(+)                                                1.60           8/15/2051             3,500
      3,901    Government National Mortgage Assn. I                          5.00           8/15/2033             4,432
        100    Government National Mortgage Assn. I                          6.00           8/15/2028               114
        222    Government National Mortgage Assn. I                          6.00           9/15/2028               253
      1,755    Government National Mortgage Assn. I                          6.00           9/15/2028             2,053
         49    Government National Mortgage Assn. I                          6.00           9/15/2028                56
        282    Government National Mortgage Assn. I                          6.00          10/15/2028               327
         33    Government National Mortgage Assn. I                          6.00           1/15/2029                38
        140    Government National Mortgage Assn. I                          6.00           1/15/2029               160
        236    Government National Mortgage Assn. I                          6.00           1/15/2029               273
        282    Government National Mortgage Assn. I                          6.00           1/15/2033               330
         15    Government National Mortgage Assn. I                          6.50           6/15/2023                17
        172    Government National Mortgage Assn. I                          6.50           7/15/2023               198
          7    Government National Mortgage Assn. I                          6.50           7/15/2023                 8
         33    Government National Mortgage Assn. I                          6.50           9/15/2023                38
         23    Government National Mortgage Assn. I                          6.50          10/15/2023                27
        168    Government National Mortgage Assn. I                          6.50          10/15/2023               193
        144    Government National Mortgage Assn. I                          6.50          10/15/2023               165
        248    Government National Mortgage Assn. I                          6.50          12/15/2023               286
        140    Government National Mortgage Assn. I                          6.50          12/15/2023               161
         48    Government National Mortgage Assn. I                          6.50           1/15/2024                55
         95    Government National Mortgage Assn. I                          6.50           2/15/2024               110
         59    Government National Mortgage Assn. I                          6.50           4/15/2026                68
        302    Government National Mortgage Assn. I                          6.50           5/15/2028               359
        485    Government National Mortgage Assn. I                          6.50          10/15/2031               558
         25    Government National Mortgage Assn. I                          7.00           5/15/2023                26

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44  | USAA INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$        49    Government National Mortgage Assn. I                          7.00%          5/15/2023        $       53
         38    Government National Mortgage Assn. I                          7.00           5/15/2023                42
         17    Government National Mortgage Assn. I                          7.00           5/15/2023                18
        116    Government National Mortgage Assn. I                          7.00           6/15/2023               126
         95    Government National Mortgage Assn. I                          7.00           6/15/2023               102
         14    Government National Mortgage Assn. I                          7.00           8/15/2023                15
         78    Government National Mortgage Assn. I                          7.00           8/15/2023                85
         48    Government National Mortgage Assn. I                          7.00           8/15/2023                50
         26    Government National Mortgage Assn. I                          7.00           8/15/2023                29
         64    Government National Mortgage Assn. I                          7.00           9/15/2023                69
         23    Government National Mortgage Assn. I                          7.00           1/15/2026                25
         26    Government National Mortgage Assn. I                          7.00           3/15/2026                28
         10    Government National Mortgage Assn. I                          7.00           3/15/2026                11
        205    Government National Mortgage Assn. I                          7.00          10/15/2027               246
        333    Government National Mortgage Assn. I                          7.00           6/15/2029               380
        163    Government National Mortgage Assn. I                          7.00           6/15/2029               183
         21    Government National Mortgage Assn. I                          7.00           7/15/2029                21
        234    Government National Mortgage Assn. I                          7.00           8/15/2031               276
        125    Government National Mortgage Assn. I                          7.00           7/15/2032               148
        104    Government National Mortgage Assn. I                          7.50           7/15/2023               113
         82    Government National Mortgage Assn. I                          7.50           6/15/2026                90
        150    Government National Mortgage Assn. I                          7.50           6/15/2026               168
         96    Government National Mortgage Assn. I                          7.50           7/15/2026               107
        161    Government National Mortgage Assn. I                          7.50           5/15/2027               184
        171    Government National Mortgage Assn. I                          7.50           2/15/2028               204
        135    Government National Mortgage Assn. I                          7.50          12/15/2028               165
        102    Government National Mortgage Assn. I                          7.50           8/15/2029               117
        689    Government National Mortgage Assn. II                         5.50           4/20/2033               776
        641    Government National Mortgage Assn. II                         6.00           8/20/2032               747
        469    Government National Mortgage Assn. II                         6.00           9/20/2032               554
        219    Government National Mortgage Assn. II                         6.50           8/20/2031               264
                                                                                                             ----------
                                                                                                                184,476
                                                                                                             ----------
               OTHER U.S. GOVERNMENT GUARANTEED SECURITIES (0.2%)
      9,473    Totem Ocean Trailer Express, Inc., Title XI                   6.37           4/15/2028            11,216
      5,845    Washington Aircraft 1 Co. Ltd. (NBGA)                         2.64           9/15/2026             6,083
                                                                                                             ----------
                                                                                                                 17,299
                                                                                                             ----------
               Total U.S. Government Agency Issues (cost: $188,635)                                             201,775
                                                                                                             ----------

               U.S. TREASURY SECURITIES (12.6%)

               BONDS (4.8%)
     30,000    3.88%, 8/15/2040                                                                                  40,467
     20,000    4.25%, 11/15/2040                                                                                 28,455

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------

$    40,000    2.75%, 8/15/2042                                                                              $   45,025
     10,000    2.75%, 11/15/2042                                                                                 11,242
      5,000    3.38%, 5/15/2044                                                                                   6,293
     40,000    3.00%, 11/15/2044                                                                                 47,006
     70,000    2.50%, 2/15/2045                                                                                  74,599
      5,000    3.00%, 11/15/2045                                                                                  5,887
     60,000    2.50%, 2/15/2046                                                                                  63,994
                                                                                                             ----------
                                                                                                                322,968
                                                                                                             ----------
               INFLATION-INDEXED NOTES (1.0%)
     57,344    2.38%, 1/15/2025                                                                                  68,664
                                                                                                             ----------
               NOTES (6.8%)
      5,000    3.38%, 11/15/2019                                                                                  5,416
     70,000    3.63%, 2/15/2020(p)                                                                               76,776
     45,000    3.50%, 5/15/2020                                                                                  49,351
     25,000    2.63%, 8/15/2020                                                                                  26,674
     55,000    2.63%, 11/15/2020                                                                                 58,791
     25,000    2.00%, 2/15/2022                                                                                  26,187
     20,000    1.63%, 8/15/2022                                                                                  20,516
     20,000    1.63%, 11/15/2022                                                                                 20,486
     10,000    2.00%, 2/15/2023                                                                                  10,478
      5,000    2.50%, 5/15/2024                                                                                   5,430
     10,000    2.25%, 11/15/2024                                                                                 10,679
     80,000    2.00%, 2/15/2025                                                                                  83,820
      5,000    2.25%, 11/15/2025                                                                                  5,348
     50,000    1.63%, 2/15/2026                                                                                  50,745
                                                                                                             ----------
                                                                                                                450,697
                                                                                                             ----------
               Total U.S. Treasury Securities (cost: $762,386)                                                  842,329
                                                                                                             ----------

               MUNICIPAL BONDS (8.6%)

               AIRPORT/PORT (1.0%)
      6,500    Chicago Midway Airport                                        5.00%          1/01/2025             7,824
      8,000    Chicago Midway Airport                                        5.00           1/01/2026             9,611
      5,000    Chicago O'Hare International Airport                          5.00           1/01/2021             5,788
     12,570    Dallas-Fort Worth International Airport Facilities            4.00          11/01/2021            13,925
      2,265    Dallas-Fort Worth International Airport Facilities(e)         4.44          11/01/2021             2,538
      1,700    Port of Corpus Christi Auth.                                  3.29          12/01/2023             1,768
      1,500    Port of Corpus Christi Auth.                                  3.39          12/01/2024             1,578
      1,000    Port of Corpus Christi Auth.                                  3.49          12/01/2025             1,050
      5,000    Port of Oakland                                               4.50           5/01/2030             5,669
     11,700    Port of Oakland                                               4.50           5/01/2032            13,194
      4,350    Port of Seattle                                               4.00           8/01/2016             4,351
                                                                                                             ----------
                                                                                                                 67,296
                                                                                                             ----------

================================================================================

46  | USAA INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               APPROPRIATED DEBT (0.9%)
$     5,600    Brevard County School Board                                   1.70%          7/01/2017        $    5,648
      4,955    Indiana Finance Auth.                                         4.36           7/15/2029             5,459
      4,260    Indiana Finance Auth.                                         4.53           7/15/2031             4,751
      1,500    Indiana Finance Auth.                                         3.62           7/01/2036             1,595
      3,250    Jacksonville                                                  2.00          10/01/2019             3,331
      3,000    Jacksonville                                                  2.37          10/01/2020             3,108
      5,000    Kannapolis                                                    7.28           3/01/2027             5,479
     10,000    Kansas Dev. Finance Auth.                                     4.73           4/15/2037            11,398
      2,000    McLennan County Public Facility                               3.90           6/01/2029             2,082
     10,000    Miami-Dade County School Board (INS)                          5.38           5/01/2031            11,695
      6,000    Palm Beach County School Board                                5.40           8/01/2025             7,188
        850    Placentia Yorba Linda USD                                     5.40           8/01/2021               978
                                                                                                             ----------
                                                                                                                 62,712
                                                                                                             ----------
               CASINOS & GAMING (0.0%)
      6,524    Mashantucket (Western) Pequot Tribe(l)                        7.35           7/01/2026               913
                                                                                                             ----------
               COMMUNITY SERVICE (0.1%)
      2,750    Art Institute of Chicago                                      3.23           3/01/2022             2,929
                                                                                                             ----------
               EDUCATION (0.7%)
      2,000    Austin Texas Community College District Public Auth.          6.91           8/01/2035             2,792
      5,000    El Paso County                                                4.47          10/01/2035             5,510
      9,520    Indiana State                                                 2.13           7/15/2019             9,756
      5,000    New Jersey EDA                                                2.42           6/15/2018             5,043
     14,310    New Jersey EDA                                                4.45           6/15/2020            14,950
      2,700    New Jersey EDA                                                5.25           9/01/2022             3,024
      1,625    State Public School Building Auth.                            2.84          12/01/2019             1,716
      1,300    State Public School Building Auth.                            4.08          12/01/2023             1,479
      2,000    Torrance USD                                                  5.52           8/01/2021             2,324
                                                                                                             ----------
                                                                                                                 46,594
                                                                                                             ----------
               EDUCATION SERVICES (0.2%)
      6,080    Princeton Theological Seminary                                4.11           7/01/2023             6,953
      5,000    Univ. of Notre Dame                                           3.44           2/15/2045             5,394
                                                                                                             ----------
                                                                                                                 12,347
                                                                                                             ----------
               ELECTRIC UTILITIES (0.2%)
      5,000    Appling County Dev. Auth                                      2.40           1/01/2038(m)          5,197
      3,000    Hawaii Department of Budget and Finance                       3.25           1/01/2025             3,260
      5,000    Ohio Water Dev. Auth.                                         4.00          12/01/2033(m)          5,099
                                                                                                             ----------
                                                                                                                 13,556
                                                                                                             ----------
               ELECTRIC/GAS UTILITIES (0.7%)
     10,000    Cleveland Public Power                                        5.50          11/15/2038            10,728
      2,000    Jackson Energy Auth.                                          2.90           4/01/2022             2,037

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$     2,745    Jackson Energy Auth.                                          3.05%          4/01/2023             2,792
      3,915    Jackson Energy Auth.                                          3.20           4/01/2024             4,007
     10,000    Long Island Power Auth.                                       5.25           5/01/2022            11,192
      2,500    Long Island Power Auth.                                       3.98           9/01/2025             2,688
      2,500    Long Island Power Auth.                                       4.13           9/01/2026             2,699
      5,682    Pedernales Electric Cooperative, Inc.(b)                      5.95          11/15/2022             6,426
      3,680    Piedmont Municipal Power Agency                               4.34           1/01/2017             3,722
                                                                                                             ----------
                                                                                                                 46,291
                                                                                                             ----------
               ESCROWED BONDS (0.1%)
      7,300    New Jersey EDA (PRE)                                          5.25           9/01/2022             8,719
                                                                                                             ----------
               General Obligation (1.4%)
      1,250    City and County of Honolulu                                   2.51          11/01/2022             1,325
      5,000    City and County of Honolulu                                   2.51          11/01/2022             5,216
        900    City and County of Honolulu                                   2.81          11/01/2023               932
        730    City and County of Honolulu                                   2.91          11/01/2024               756
        680    City and County of Honolulu                                   3.06          11/01/2025               705
        775    City and County of Honolulu                                   3.16          11/01/2026               805
        625    City and County of Honolulu                                   3.26          11/01/2027               652
        690    City and County of Honolulu                                   3.36          11/01/2028               721
      7,000    Hawaii                                                        2.80          10/01/2027             7,314
      1,250    Las Virgenes USD                                              5.54           8/01/2025             1,516
      2,200    Marin County (INS)                                            4.89           8/01/2016             2,201
      2,000    Oyster Bay                                                    5.25           2/03/2017             2,017
      4,250    Riverside Community College District                          3.49           8/01/2023             4,571
      3,000    Riverside Community College District                          3.61           8/01/2024             3,227
     10,000    Scranton School District(b)                                   4.00          12/01/2025(m)         10,022
      3,625    Scranton School District                                      4.13           6/15/2034(m)          3,663
      1,800    State of Mississippi                                          2.83          12/01/2024             1,900
      2,000    State of Mississippi                                          3.03          12/01/2025             2,130
     10,000    State of Mississippi                                          3.73          10/01/2032            10,983
     10,000    State of Washington                                           5.25           2/01/2036            11,779
      3,845    Town of Hamden                                                4.93           8/15/2030             4,030
     10,000    Town of Stratford                                             5.75           8/15/2030            11,776
      2,200    Winnebago                                                     3.80          12/01/2026             2,345
                                                                                                             ----------
                                                                                                                 90,586
                                                                                                             ----------
               HEALTH CARE FACILITIES (0.1%)
      8,000    Metropolitan Nashville & Davidson County
                 Health & Educational Board                                  4.05           7/01/2026             8,869
                                                                                                             ----------
               HOSPITAL (1.1%)
      7,000    Baylor Scott & White Holdings                                 3.10          11/15/2025             7,327
     10,000    Baylor Scott & White Holdings                                 2.65          11/15/2026            10,212

================================================================================

48  | USAA INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$     4,250    Boston Medical Center Corp.                                   4.52%          7/01/2026        $    4,681
     10,000    Community Hospitals of Indiana                                4.24           5/01/2025            10,779
     15,000    Eastern Maine Healthcare                                      5.02           7/01/2036            15,612
     15,000    Mercy Healthcare System                                       3.38          11/01/2025            16,045
     10,000    Rochester Health Care Facilities                              4.50          11/15/2038(m)         11,678
                                                                                                             ----------
                                                                                                                 76,334
                                                                                                             ----------
               MULTI-UTILITIES (0.1%)
      5,000    New York Energy Research and Dev. Auth.                       2.38           7/01/2026(m)          5,124
                                                                                                             ----------
               MUNICIPAL FINANCE (0.2%)
     10,000    Pennsylvania State IDA(b)                                     3.56           7/01/2024            10,164
                                                                                                             ----------
               REAL ESTATE TAX/FEE (0.4%)
      5,000    Industry Public Facilities Auth. (INS)                        3.47           1/01/2021             5,378
      5,000    Industry Public Facilities Auth. (INS)                        3.82           1/01/2022             5,492
      5,250    San Marcos Redevelopment Agency                               4.02          10/01/2025             5,583
      6,500    San Marcos Redevelopment Agency                               4.47          10/01/2029             6,973
      2,590    Vista Redevelopment Agency                                    4.13           9/01/2030             2,747
                                                                                                             ----------
                                                                                                                 26,173
                                                                                                             ----------
               SALES TAX (0.1%)
      3,500    Arizona School Facilities Board                               2.38           9/01/2019             3,579
                                                                                                             ----------
               SEMICONDUCTORS (0.0%)
      1,250    Sandoval County                                               2.32           6/01/2019             1,271
      1,000    Sandoval County                                               2.72           6/01/2020             1,034
                                                                                                             ----------
                                                                                                                  2,305
                                                                                                             ----------
               SPECIAL ASSESSMENT/TAX/FEE (0.8%)
      9,000    Colony Local Dev. Corp. (INS)                                 4.38          10/01/2033             9,872
      5,000    Maine Municipal Bond Bank                                     4.25           6/01/2023             5,580
      5,000    New Jersey Transportation Trust Fund Auth.                    1.76          12/15/2018             4,927
      3,320    New Jersey Transportation Trust Fund Auth.                    5.50          12/15/2022             3,896
      5,000    New York City Transitional Finance Auth.                      5.00           2/01/2035             5,816
      7,000    New York MTA (ETM)                                            1.47           7/01/2018             7,077
     10,000    South Carolina Public Service Auth.                           4.77          12/01/2045            11,890
      5,000    Transportation Trust Fund Auth. (INS)                         5.25          12/15/2022             5,833
                                                                                                             ----------
                                                                                                                 54,891
                                                                                                             ----------
               TOLL ROADS (0.1%)
      3,000    North Texas Tollway Auth.                                     5.00           9/01/2031             3,541
                                                                                                             ----------
               WATER/SEWER UTILITY (0.4%)
      6,500    Chicago Wastewater Transmission                               5.84           1/01/2035             7,606
      5,000    Houston Utility System                                        5.00          11/15/2033             5,810

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  49

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
$     10,825   New York Municipal Water Finance Auth.                        5.25%          6/15/2040        $   12,183
       2,500   Tohopekaliga Water Auth. (PRE)                                5.25          10/01/2036             3,042
                                                                                                             ----------
                                                                                                                 28,641
                                                                                                             ----------
               Total Municipal Bonds (cost: $526,570)                                                           571,564
                                                                                                             ----------
               Total Bonds (cost: $6,140,058)                                                                 6,468,652
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
Number
of Shares
-----------------------------------------------------------------------------------------------------------------------
               EQUITY SECURITIES (2.3%)

               COMMON STOCKS (0.8%)

               CONSUMER STAPLES (0.0%)
               -----------------------
               HOUSEHOLD PRODUCTS (0.0%)
      24,000   Kimberly-Clark Corp.                                                                               3,109
                                                                                                             ----------
               ENERGY (0.1%)
               -------------
               INTEGRATED OIL & GAS (0.1%)
      23,780   Chevron Corp.                                                                                      2,437
      55,000   Royal Dutch Shell plc ADR "A"                                                                      2,848
                                                                                                             ----------
                                                                                                                  5,285
                                                                                                             ----------
               Total Energy                                                                                       5,285
                                                                                                             ----------
               FINANCIALS (0.3%)
               -----------------
               ASSET MANAGEMENT & CUSTODY BANKS (0.0%)
     202,000   Prospect Capital Corp.                                                                             1,692
                                                                                                             ----------
               CONSUMER FINANCE (0.0%)
      24,649   Synchrony Financial*                                                                                 687
                                                                                                             ----------
               DIVERSIFIED BANKS (0.1%)
      50,000   Bank of Montreal                                                                                   3,206
      25,000   Canadian Imperial Bank of Commerce                                                                 1,899
                                                                                                             ----------
                                                                                                                  5,105
                                                                                                             ----------
               REGIONAL BANKS (0.1%)
     260,336   KeyCorp                                                                                            3,046
     282,414   Regions Financial Corp.                                                                            2,590
                                                                                                             ----------
                                                                                                                  5,636
                                                                                                             ----------
               REITs - MORTGAGE (0.1%)
      89,000   American Capital Agency Corp.                                                                      1,743
     219,132   Annaly Capital Management, Inc.                                                                    2,406

================================================================================

50  | USAA INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
    199,850    MFA Financial, Inc.                                                                           $    1,503
    292,200    Two Harbors Investment Corp.                                                                       2,557
                                                                                                             ----------
                                                                                                                  8,209
                                                                                                             ----------
               Total Financials                                                                                  21,329
                                                                                                             ----------
               HEALTH CARE (0.1%)
               ------------------
               PHARMACEUTICALS (0.1%)
     59,920    Merck & Co., Inc.                                                                                  3,515
                                                                                                             ----------
               INDUSTRIALS (0.0%)
               ------------------
               INDUSTRIAL CONGLOMERATES (0.0%)
     91,835    General Electric Co.                                                                               2,860
                                                                                                             ----------
               INFORMATION TECHNOLOGY (0.1%)
               -----------------------------
               SEMICONDUCTORS (0.1%)
     91,943    Intel Corp.                                                                                        3,205
     18,500    QUALCOMM, Inc.                                                                                     1,158
                                                                                                             ----------
                                                                                                                  4,363
                                                                                                             ----------
               Total Information Technology                                                                       4,363
                                                                                                             ----------
               TELECOMMUNICATION SERVICES (0.1%)
               ---------------------------------
               INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
     70,050    AT&T, Inc.                                                                                         3,032
     21,000    Verizon Communications, Inc.                                                                       1,164
                                                                                                             ----------
                                                                                                                  4,196
                                                                                                             ----------
               Total Telecommunication Services                                                                   4,196
                                                                                                             ----------
               UTILITIES (0.1%)
               ----------------
               ELECTRIC UTILITIES (0.0%)
     46,500    Southern Co.                                                                                       2,488
                                                                                                             ----------
               MULTI-UTILITIES (0.1%)
     65,000    CMS Energy Corp.(e)                                                                                2,936
     15,200    Dominion Resources, Inc.(e)                                                                        1,186
                                                                                                             ----------
                                                                                                                  4,122
                                                                                                             ----------
               Total Utilities                                                                                    6,610
                                                                                                             ----------
               Total Common Stocks (cost: $42,517)                                                               51,267
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  51

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                                                            VALUE
$(000)/SHARES  SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
               PREFERRED STOCKS (1.5%)

               CONSUMER STAPLES (0.4%)
               -----------------------
               AGRICULTURAL PRODUCTS (0.4%)
    200,000    CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                                  $    6,081
    172,520    Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(b)                        18,330
                                                                                                             ----------
                                                                                                                 24,411
                                                                                                             ----------
               Total Consumer Staples                                                                            24,411
                                                                                                             ----------
               FINANCIALS (1.0%)
               -----------------
               DIVERSIFIED BANKS (0.0%)
     40,000    Citigroup Capital XIII, 7.88%                                                                      1,050
                                                                                                             ----------
               PROPERTY & CASUALTY INSURANCE (0.1%)
     $5,000    Catlin Insurance Co. Ltd., 7.25%, perpetual(b)                                                     3,625
                                                                                                             ----------
               REGIONAL BANKS (0.2%)
     10,800    M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                                           11,233
                                                                                                             ----------
               REITs - INDUSTRIAL (0.3%)
    344,500    ProLogis, Inc., Series Q, 8.54%, cumulative redeemable, perpetual                                 24,319
                                                                                                             ----------
               REITs - RESIDENTIAL (0.4%)
    142,500    Equity Residential Properties Trust, depositary shares,
                 Series K, 8.29%, cumulative redeemable, perpetual                                                9,365
    250,000    Post Properties, Inc., Series A, 8.50%, cumulative redeemable, perpetual                          17,648
                                                                                                             ----------
                                                                                                                 27,013
                                                                                                             ----------
               Total Financials                                                                                  67,240
                                                                                                             ----------
               INDUSTRIALS (0.0%)
               ------------------
               OFFICE SERVICES & SUPPLIES (0.0%)
      3,000    Pitney Bowes International Holdings, Series F, 6.13%,
                 cumulative redeemable, perpetual(b)                                                              3,075
                                                                                                             ----------
               UTILITIES (0.1%)
               ----------------
               ELECTRIC UTILITIES (0.1%)
    200,000    Entergy Texas, Inc., 5.63%                                                                         5,449
                                                                                                             ----------
               Total Preferred Stocks (cost: $81,955)                                                           100,175
                                                                                                             ----------
               Total Equity Securities (cost: $124,472)                                                         151,442
                                                                                                             ----------

================================================================================

52  | USAA INCOME FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                      COUPON                                VALUE
(000)          SECURITY                                                      RATE            MATURITY             (000)
-----------------------------------------------------------------------------------------------------------------------
               MONEY MARKET INSTRUMENTS (0.3%)

               COMMERCIAL PAPER (0.3%)

               CONSUMER STAPLES (0.0%)
               -----------------------
               PACKAGED FOODS & MEAT (0.0%)
$     1,201    McCormick & Co., Inc.(b),(n)                                  0.57%         8/12/2016         $    1,200
                                                                                                             ----------
               MATERIALS (0.2%)
               ----------------
               DIVERSIFIED CHEMICALS (0.2%)
     10,061    E.I. du Pont de Nemours and Co.(b),(n)                        0.55          8/02/2016             10,061
                                                                                                             ----------
               PAPER PRODUCTS (0.0%)
      1,732    Georgia Pacific LLC(b),(n)                                    0.52          8/01/2016              1,732
                                                                                                             ----------
               Total Materials                                                                                   11,793
                                                                                                             ----------
               UTILITIES (0.1%)
               ----------------
               ELECTRIC UTILITIES (0.1%)
      4,142    Eversource Energy(b),(n)                                      0.58          8/01/2016              4,142
                                                                                                             ----------
               Total Commercial Paper                                                                            17,135
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
Number
of Shares
-----------------------------------------------------------------------------------------------------------------------
               MONEY MARKET FUNDS (0.0%)
  2,258,973    State Street Institutional Liquid Reserves Fund Premier Class, 0.46% (o)                           2,259
                                                                                                             ----------
               Total Money Market Instruments (cost: $19,394)                                                    19,394
                                                                                                             ----------

               TOTAL INVESTMENTS (COST: $6,283,924)                                                          $6,639,488
                                                                                                             ==========

-----------------------------------------------------------------------------------------------------------------------
                                                                                                             UNREALIZED
                                                                                                          APPRECIATION/
NUMBER OF                                                                EXPIRATION      CONTRACT        (DEPRECIATION)
CONTRACTS                                                                   DATE        VALUE (000)               (000)
-----------------------------------------------------------------------------------------------------------------------
               FUTURES (0.7%)

               LONG FUTURES

               INTEREST RATE CONTRACTS (0.7%)
        119    10YR U.S. Treasury Note                                   9/21/2016        $15,833            $      406
        159    U.S. Treasury Bond                                        9/21/2016         27,735                 1,828
                                                                                          -----------------------------
               TOTAL LONG FUTURES                                                         $43,568            $    2,234
                                                                                          =============================

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  53

================================================================================

-----------------------------------------------------------------------------------------------------------------------
($ in 000s)                                           VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------------
                                                   LEVEL 1              LEVEL 2              LEVEL 3              Total
-----------------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                           $      -           $3,260,781               $    -         $3,260,781
  Eurodollar and Yankee Obligations                      -            1,035,104                    -          1,035,104
  Foreign Government Obligations                         -               28,927                    -             28,927
  Asset-Backed Securities                                -              155,853                    -            155,853
  Collateralized Loan Obligations                        -               39,006                4,000             43,006
  Commercial Mortgage Securities                         -              329,313                    -            329,313
  U.S. Government Agency Issues                          -              201,775                    -            201,775
  U.S. Treasury Securities                         842,329                    -                    -            842,329
  Municipal Bonds                                        -              571,564                    -            571,564

Equity Securities:
  Common Stocks                                     51,267                    -                    -             51,267
  Preferred Stocks                                       -              100,175                    -            100,175

Money Market Instruments:
  Commercial Paper                                       -               17,135                    -             17,135
  Money Market Funds                                 2,259                    -                    -              2,259

Futures(1)                                           2,234                    -                    -              2,234
-----------------------------------------------------------------------------------------------------------------------
Total                                             $898,089           $5,739,633               $4,000         $6,641,722
-----------------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

-----------------------------------------------------------------------------------------------------------------------
                                        RECONCILIATION OF LEVEL 3 INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------
                                                                                     COMMERCIAL          COLLATERALIZED
                                                               CORPORATE               MORTGAGE                    LOAN
                                                             OBLIGATIONS             SECURITIES             OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2015                                     $ 11,200                $ 6,250                  $    -
Purchases                                                        (11,200)(+)                  -                   4,000
Sales                                                                  -                      -                       -
Transfers into Level 3                                                 -                      -                       -
Transfers out of Level 3                                               -                 (6,250)                      -
Net realized gain (loss) on investments                                -                      -                       -
Change in net unrealized appreciation/(depreciation)
  of investments                                                       -                      -                       -
-----------------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                                     $      -                $     -                  $4,000
-----------------------------------------------------------------------------------------------------------------------

(+)Purchase cancelled during the reporting period.

================================================================================

54  | USAA INCOME FUND

================================================================================

--------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------

For the period of August 1, 2015, through July 31, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                                                 TRANSFERS              TRANSFERS            TRANSFERS
                                                             INTO (OUT OF)          INTO (OUT OF)        INTO (OUT OF)
ASSETS ($ IN 000s)                                                 LEVEL 1                LEVEL 2              LEVEL 3
-----------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Securities(I)                                       $-                 $6,250              $(6,250)
-----------------------------------------------------------------------------------------------------------------------

(I)Transferred from Level 3 to Level 2 as a result of the Athens stock exchange resuming normal trading activity.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  55

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2016

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 16.9% of net assets at July 31, 2016.

o  CATEGORIES AND DEFINITIONS

   EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

   ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for

================================================================================

56  | USAA INCOME FUND

================================================================================

   principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

   COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

   INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

   U.S. TREASURY INFLATION-INDEXED NOTES - Designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  57

================================================================================

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR        American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
              dollars.
   CAD        Canadian dollars
   EDA        Economic Development Authority
   ETM        Escrowed to final maturity
   IDA        Industrial Development Authority/Agency
   MTA        Metropolitan Transportation Authority
   PRE        Pre-refunded to a date prior to maturity
   REIT       Real estate investment trust
   Title XI   The Title XI Guarantee Program provides a guarantee of payment of principal and interest of debt obligations issued by U.S. merchant marine and U.S. shipyards by enabling owners of eligible vessels and shipyards to obtain financing at attractive terms. The guarantee carries the full faith and credit of the U.S.
              government.
   USD        Unified School District

   CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

   (INS) Principal and interest payments are insured by one of the following: AMBAC Assurance Corp., Assured Guaranty Municipal Corp., Berkshire Hathaway Assurance Corp., or National Public Finance Guarantee Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

================================================================================

58  | USAA INCOME FUND

================================================================================

   (NBGA) Principal and interest payments are guaranteed by a nonbank guarantee agreement from Export-Import Bank of the United States.

o  SPECIFIC NOTES

   (a) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at July 31, 2016. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

   (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (c) At July 31, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

   (d) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2016.

   (e) The security, or a portion thereof, is segregated to cover the value of open futures contracts at July 31, 2016.

   (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

   (g) In U.S. dollars unless otherwise noted.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  59

================================================================================

   (h) Security was fair valued at July 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $14,299,000, which represented 0.2% of the Fund's net assets.

   (i) At July 31, 2016, the aggregate market value of securities purchased on a delayed-delivery basis was $14,299,000, all of which were when-issued securities.

   (j) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at July 31, 2016, was $23,914,000, which represented 0.4% of the Fund's net assets.

   (k) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other
       GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

================================================================================

60  | USAA INCOME FUND

================================================================================

   (l) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

   (m) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

   (n) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (o) Rate represents the money market fund annualized seven-day yield at July 31, 2016.

   (p) Security with a value of $1,097,000 is segregated as collateral for initial margin requirements on open futures contracts.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  61

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $6,283,924)                                          $6,639,488
   Receivables:
      Capital shares sold                                                                                       13,504
      Dividends and interest                                                                                    62,469
      Securities sold                                                                                            3,693
   Variation margin on futures contracts                                                                         2,236
                                                                                                            ----------
         Total assets                                                                                        6,721,390
                                                                                                            ----------
LIABILITIES
   Payables:
      Securities purchased                                                                                      32,329
      Capital shares redeemed:
         Affiliated transactions (Note 7)                                                                        1,760
         Unaffiliated transactions                                                                               3,611
      Bank overdraft                                                                                             1,765
   Accrued management fees                                                                                       1,070
   Accrued transfer agent's fees                                                                                   132
   Other accrued expenses and payables                                                                             307
                                                                                                            ----------
         Total liabilities                                                                                      40,974
                                                                                                            ----------
            Net assets applicable to capital shares outstanding                                             $6,680,416
                                                                                                            ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                          $6,327,439
   Accumulated undistributed net investment income                                                               3,244
   Accumulated net realized loss on investments and futures transactions                                        (8,065)
   Net unrealized appreciation of investments and futures contracts                                            357,798
                                                                                                            ----------
            Net assets applicable to capital shares outstanding                                             $6,680,416
                                                                                                            ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $3,394,088/253,358 capital shares
         outstanding, no par value)                                                                         $    13.40
                                                                                                            ==========
      Institutional Shares (net assets of $3,114,810/232,648
         capital shares outstanding, no par value)                                                          $    13.39
                                                                                                            ==========
      Adviser Shares (net assets of $171,518/12,836 capital shares
         outstanding, no par value)                                                                         $    13.36
                                                                                                            ==========

See accompanying notes to financial statements.

================================================================================

62  | USAA INCOME FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $77)                                                           $  8,150
   Interest                                                                                                    243,642
                                                                                                              --------
       Total income                                                                                            251,792
                                                                                                              --------
EXPENSES
   Management fees                                                                                              12,813
   Administration and servicing fees:
      Fund Shares                                                                                                5,038
      Institutional Shares                                                                                       2,568
      Adviser Shares                                                                                               291
   Transfer agent's fees:
      Fund Shares                                                                                                4,179
      Institutional Shares                                                                                       2,568
      Adviser Shares                                                                                               178
   Distribution and service fees (Note 6D):
      Adviser Shares                                                                                               484
   Custody and accounting fees:
      Fund Shares                                                                                                  392
      Institutional Shares                                                                                         295
      Adviser Shares                                                                                                22
   Postage:
      Fund Shares                                                                                                  193
      Institutional Shares                                                                                         139
      Adviser Shares                                                                                                13
   Shareholder reporting fees:
      Fund Shares                                                                                                   84
      Institutional Shares                                                                                          15
      Adviser Shares                                                                                                 2
   Trustees' fees                                                                                                   29
   Registration fees:
      Fund Shares                                                                                                  110
      Institutional Shares                                                                                         118
      Adviser Shares                                                                                                70
   Professional fees                                                                                               262
   Other                                                                                                            78
                                                                                                              --------
         Total expenses                                                                                         29,941
                                                                                                              --------
NET INVESTMENT INCOME                                                                                          221,851
                                                                                                              --------

================================================================================

                                                      FINANCIAL STATEMENTS |  63

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS

   Net realized gain (loss) on:
      Affiliated transactions (Note 8)                                                                        $     79
      Unaffiliated transactions                                                                                 (9,679)
      Foreign currency transactions                                                                                  2
      Futures transactions                                                                                       2,090
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                              208,874
      Foreign currency translations                                                                                  4
      Futures contracts                                                                                          2,234
                                                                                                              --------
         Net realized and unrealized gain                                                                      203,604
                                                                                                              --------
   Increase in net assets resulting from operations                                                           $425,455
                                                                                                              ========

See accompanying notes to financial statements.

================================================================================

64  | USAA INCOME FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

----------------------------------------------------------------------------------------------------------------------

                                                                                                  2016            2015
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                                    $  221,851      $  189,148
   Net realized gain (loss) on investments                                                      (9,600)          5,614
   Net realized gain (loss) on foreign currency transactions                                         2             (27)
   Net realized gain on futures transactions                                                     2,090               -
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                              208,874        (122,886)
      Foreign currency translations                                                                  4              (2)
      Futures contracts                                                                          2,234               -
                                                                                            --------------------------
      Increase in net assets resulting from operations                                         425,455          71,847
                                                                                            --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                             (118,846)       (113,440)
      Institutional Shares                                                                     (93,477)        (76,086)
      Adviser Shares                                                                            (6,333)         (4,771)
                                                                                            --------------------------
         Total distributions of net investment income                                         (218,656)       (194,297)
                                                                                            --------------------------
   Net realized gains:
      Fund Shares                                                                                    -          (1,257)
      Institutional Shares                                                                           -            (845)
      Adviser Shares                                                                                 -             (47)
                                                                                            --------------------------
         Total distributions of net realized gains                                                   -          (2,149)
                                                                                            --------------------------
   Tax return of capital:
      Fund Shares                                                                                    -          (5,337)
      Institutional Shares                                                                           -          (3,389)
      Adviser Shares                                                                                 -            (307)
                                                                                            --------------------------
         Total distributions of tax return of capital                                                -          (9,033)
                                                                                            --------------------------
      Distributions to shareholders                                                           (218,656)       (205,479)
                                                                                            --------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                                (240,621)        764,619
   Institutional Shares                                                                        775,798         178,024
   Adviser Shares                                                                              (55,619)        185,044
                                                                                            --------------------------
      Total net increase in net assets from capital share transactions                         479,558       1,127,687
                                                                                            --------------------------
   Net increase in net assets                                                                  686,357         994,055
NET ASSETS
   Beginning of year                                                                         5,994,059       5,000,004
                                                                                            --------------------------
   End of year                                                                              $6,680,416      $5,994,059
                                                                                            ==========================
Accumulated undistributed net investment income:
   End of year                                                                              $    3,244      $       29
                                                                                            ==========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  65

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek maximum current income without undue risk to principal.

The Fund consists of three classes of shares: Income Fund Shares (Fund Shares), Income Fund Institutional Shares (Institutional Shares), and Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank

================================================================================

66  | USAA INCOME FUND

================================================================================

trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

       Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

   2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

   3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of

================================================================================

68  | USAA INCOME FUND

================================================================================

       the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

   4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

   5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

   6.  Repurchase agreements are valued at cost.

   7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

   8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

       materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include debt securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

   The valuation of securities falling in the Level 3 category is primarily supported by quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included

================================================================================

70  | USAA INCOME FUND

================================================================================

   in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

   Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at July 31, 2016, did not include master netting provisions.

   FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

   contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

   FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JULY 31, 2016* (IN THOUSANDS)

                                    ASSET DERIVATIVES                       LIABILITY DERIVATIVES
   --------------------------------------------------------------------------------------------------
                                STATEMENT OF                           STATEMENT OF
   DERIVATIVES NOT              ASSETS AND                             ASSETS AND
   ACCOUNTED FOR AS             LIABILITIES                            LIABILITIES
   HEDGING INSTRUMENTS          LOCATION            FAIR VALUE         LOCATION            FAIR VALUE
   --------------------------------------------------------------------------------------------------
   Interest rate contracts      Net unrealized       $2,234**              -                   $-
                                appreciation of
                                investments and
                                futures contracts
   --------------------------------------------------------------------------------------------------

     * For open derivative instruments as of July 31, 2016, see the Portfolio of Investments, which also is indicative of activity for the year ended July 31, 2016.

    ** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

   THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2016 (IN THOUSANDS)

                                                                                       CHANGE IN
                                                                                       UNREALIZED
   DERIVATIVES NOT                STATEMENT OF                 REALIZED GAIN           APPRECIATION/
   ACCOUNTED FOR AS               OPERATIONS                   (LOSS) ON               (DEPRECIATION)
   HEDGING INSTRUMENTS            LOCATION                     DERIVATIVES             ON DERIVATIVES
   --------------------------------------------------------------------------------------------------
   Interest rate contracts        Net realized gain               $2,090                  $2,234
                                  (loss) on Futures
                                  transactions/Change
                                  in net unrealized
                                  appreciation/
                                  (depreciation) of
                                  Futures contracts
   --------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

72  | USAA INCOME FUND

================================================================================

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

   settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of July 31, 2016, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $14,306,000; of which all were when-issued securities.

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2016, there were no custodian and other bank credits.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out

================================================================================

74  | USAA INCOME FUND

================================================================================

   of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended July 31, 2016, the Fund paid CAPCO facility fees of $37,000, which represents 8.7% of the total fees paid to CAPCO by the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  75

================================================================================

USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, pay-down gains and losses, and hybrid interest accrual adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and accumulated net realized loss on investments by $20,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2016, and 2015, was as follows:

                                                              2016                       2015
                                                          ---------------------------------------
Ordinary income*                                          $218,656,000               $189,371,000
Tax basis return of capital                                          -                  9,033,000
Long-term realized capital gain                                      -                  7,075,000
                                                          ------------               ------------
  Total distributions paid                                $218,656,000               $205,479,000
                                                          ============               ============

As of July 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                       $  3,297,000
Accumulated capital and other losses                                                   (5,391,000)
Unrealized appreciation of investments                                                355,124,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on defaulted bonds adjustments.

================================================================================

76  | USAA INCOME FUND

================================================================================

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2016, the Fund had net capital loss carryforwards of $5,391,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                              CAPITAL LOSS CARRYFORWARDS
                      ---------------------------------------
                                    TAX CHARACTER
                      ---------------------------------------
                      (NO EXPIRATION)                BALANCE
                      ---------------              ----------
                       Short-Term                  $1,525,000
                       Long-Term                    3,866,000
                                                   ----------
                         Total                     $5,391,000
                                                   ==========

For the year ended July 31, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2016, were $1,183,425,000 and $654,419,000, respectively.

As of July 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $6,284,364,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2016, for federal income tax purposes, were $435,592,000 and $80,468,000, respectively, resulting in net unrealized appreciation of $355,124,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  77

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                               YEAR ENDED                              YEAR ENDED
                                             JULY 31, 2016                            JULY 31, 2015
     -----------------------------------------------------------------------------------------------------
                                         SHARES          AMOUNT                 SHARES            AMOUNT
                                         -----------------------------------------------------------------
     FUND SHARES:
     Shares sold                         51,773        $   668,401              87,186          $1,156,870
     Shares issued from
      reinvested dividends                8,795            113,222               8,609             113,776
     Shares redeemed                    (80,045)        (1,022,244)            (38,241)           (506,027)
                                         -----------------------------------------------------------------
     Net increase (decrease) from
      capital share transactions        (19,477)       $  (240,621)             57,554          $  764,619
                                        ==================================================================
     INSTITUTIONAL SHARES:
     Shares sold                         90,549        $ 1,154,944              38,579          $  510,760
     Shares issued from
      reinvested dividends                7,040             90,668               5,966              78,816
     Shares redeemed                    (36,449)          (469,814)            (31,075)           (411,552)
                                         -----------------------------------------------------------------
     Net increase from capital
      share transactions                 61,140        $   775,798              13,470          $  178,024
                                        ==================================================================
     ADVISER SHARES:
     Shares sold                          1,081        $    13,960              16,664          $  220,527
     Shares issued from
      reinvested dividends                  480              6,157                 375               4,936
     Shares redeemed                     (5,896)           (75,736)             (3,078)            (40,419)
                                         -----------------------------------------------------------------
     Net increase (decrease) from
      capital share transactions         (4,335)       $   (55,619)             13,961          $  185,044
                                        ==================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this

================================================================================

78  | USAA INCOME FUND

================================================================================

agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. For the year ended July 31, 2016, the Fund had no subadviser(s).

The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets.

The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper A Rated Bond Funds Index. The Lipper A Rated Bond Funds Index tracks the total return performance of the 10 largest funds within the Lipper Corporate Debt Funds A Rated category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                                   ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                                (IN BASIS POINTS)(1)
--------------------------------------------------------------------------
+/- 20 to 50                                        +/- 4
+/- 51 to 100                                       +/- 5
+/- 101 and greater                                 +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  79

================================================================================

   overperformance), or subtracted from (in the case of underperformance) the base fee.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper A Rated Bond Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended July 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $12,813,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $(1,171,000), $(660,000), and $(46,000), respectively. For the Fund Shares,
   Institutional Shares, and Adviser Shares, the performance adjustments were (0.03)%, (0.03)%, and (0.02)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $5,038,000, $2,568,000, and $291,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2016, the Fund reimbursed the Manager $166,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an

================================================================================

80  | USAA INCOME FUND

================================================================================

   annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2016, the Fund Shares, Institutional Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $4,179,000, $2,568,000, and $178,000, respectively.

D. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
   (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $484,000.

E. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2016, the Fund recorded a payable for capital shares redeemed of $1,760,000 for the USAA fund-of-funds' redemptions of Institutional Shares. As of July 31,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  81

================================================================================

2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
Cornerstone Conservative                                               0.5
Target Retirement Income                                               0.6
Target Retirement 2020                                                 0.9
Target Retirement 2030                                                 1.1
Target Retirement 2040                                                 0.6
Target Retirement 2050                                                 0.2
Target Retirement 2060                                                 0.0*

*Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2016, USAA and its affiliates owned 387,000 Adviser Shares, which represents 3.0% of the Adviser Shares outstanding and 0.1% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                    NET REALIZED
                                                     COST TO        GAIN (LOSS)
SELLER                         PURCHASER            PURCHASER        TO SELLER
--------------------------------------------------------------------------------
Income                       Short-Term Bond       $10,070,000      $   79,000

High Income                  Income                 24,058,000       1,034,000

Real Return                  Income                    644,000          44,000

================================================================================

82  | USAA INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED JULY 31,
                             -------------------------------------------------------------------------
                                   2016           2015           2014              2013           2012
                             -------------------------------------------------------------------------
Net asset value at
 beginning of period         $    12.99     $    13.28     $    13.10        $    13.43     $    13.05
                             -------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income              .47            .47            .51               .49            .49
 Net realized and
  unrealized gain (loss)            .40           (.27)           .18              (.32)           .38
                             -------------------------------------------------------------------------
Total from investment
 operations                         .87            .20            .69               .17            .87
                             -------------------------------------------------------------------------
Less distributions from:
 Net investment income             (.46)          (.46)          (.51)             (.47)          (.49)
 Realized capital gains               -           (.01)          (.00)(a)          (.03)             -
 Return of capital                    -           (.02)             -                 -              -
                             -------------------------------------------------------------------------
Total distributions                (.46)          (.49)          (.51)             (.50)          (.49)
                             -------------------------------------------------------------------------
Net asset value at
 end of period               $    13.40     $    12.99     $    13.28        $    13.10     $    13.43
                             =========================================================================
Total return (%)*                  6.88           1.45           5.43              1.30           6.85
Net assets at end of
 period (000)                $3,394,088     $3,544,344     $2,859,427        $2,659,263     $3,570,505
Ratios to average
 net assets:**
 Expenses (%)(b)                    .51            .53            .59               .58            .59
 Net investment
  income (%)                       3.61           3.36           3.55              3.53           3.75
Portfolio turnover (%)               11             10             14                24             19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $3,359,189,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                      -              -              -              (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  83

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED JULY 31,
                             -------------------------------------------------------------------------
                                   2016           2015            2014              2013          2012
                             -------------------------------------------------------------------------
Net asset value at
 beginning of period         $    12.99     $    13.28      $    13.09        $    13.42      $  13.04
                             -------------------------------------------------------------------------
Income from
 investment operations:
 Net investment income              .48            .49             .53               .48           .51
 Net realized and
  unrealized gain (loss)            .39           (.28)            .19              (.29)          .38
                             -------------------------------------------------------------------------
Total from investment
 operations                         .87            .21             .72               .19           .89
                             -------------------------------------------------------------------------
Less distributions from:
 Net investment income             (.47)          (.47)           (.53)             (.49)         (.51)
 Realized capital gains               -           (.01)           (.00)(a)          (.03)            -
 Return of capital                    -           (.02)              -                 -             -
                             -------------------------------------------------------------------------
Total distributions                (.47)          (.50)           (.53)             (.52)         (.51)
                             -------------------------------------------------------------------------
Net asset value at
 end of period               $    13.39     $    12.99      $    13.28        $    13.09      $  13.42
                             =========================================================================
Total return (%)*                  6.89           1.51            5.63              1.42          6.98
Net assets at end of
 period (000)                $3,114,810     $2,227,221      $2,098,035        $1,847,503      $685,149
Ratios to average
 net assets:**
 Expenses (%)(b)                    .44            .46             .48               .47           .48
 Net investment
  income (%)                       3.66           3.43            3.65              3.63          3.81
Portfolio turnover (%)               11             10              14                24            19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $2,571,637,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                      -              -               -              (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

84  | USAA INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED JULY 31,
                               -----------------------------------------------------------------------
                                   2016           2015             2014            2013           2012
                               -----------------------------------------------------------------------
Net asset value at
 beginning of period           $  12.96       $  13.25          $ 13.08          $13.41         $13.03
                               -----------------------------------------------------------------------
Income from
 investment operations:
 Net investment income              .44            .44              .37(a)          .43            .46
 Net realized and
  unrealized gain (loss)            .38           (.27)             .28(a)         (.30)           .38
                               -----------------------------------------------------------------------
Total from investment
 operations                         .82            .17              .65(a)          .13            .84
                               -----------------------------------------------------------------------
Less distributions from:
 Net investment income             (.42)          (.43)            (.48)           (.43)          (.46)
 Realized capital gains               -           (.01)            (.00)(b)        (.03)             -
 Return of capital                    -           (.02)               -               -              -
                               -----------------------------------------------------------------------
Total distributions                (.42)          (.46)            (.48)           (.46)          (.46)
                               -----------------------------------------------------------------------
Net asset value at
 end of period                 $  13.36       $  12.96          $ 13.25          $13.08         $13.41
                               =======================================================================
Total return (%)*                  6.53           1.23             5.11             .99           6.55
Net assets at end of
 period (000)                  $171,518       $222,494          $42,542          $5,875         $5,880
Ratios to average
 net assets:**
 Expenses (%)(c)                    .77            .79(d)           .88             .90            .90
 Expenses, excluding
   reimbursements (%)(c)            .77            .79              .88            1.08           1.12
 Net investment
  income (%)                       3.36           3.10             3.13            3.21           3.45
Portfolio turnover (%)               11             10               14              24             19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $193,490,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                      -              -                -            (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares'
    average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  85

================================================================================

EXPENSE EXAMPLE

July 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2016, through July 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

================================================================================

86  | USAA INCOME FUND

================================================================================

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                          BEGINNING              ENDING              DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE         FEBRUARY 1, 2016 -
                                       FEBRUARY 1, 2016       JULY 31, 2016           JULY 31, 2016
                                       ---------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00            $1,077.10                  $2.48

Hypothetical
 (5% return before expenses)                1,000.00             1,022.48                   2.41

INSTITUTIONAL SHARES
Actual                                      1,000.00             1,077.80                   2.17

Hypothetical
 (5% return before expenses)                1,000.00             1,022.77                   2.11

ADVISER SHARES
Actual                                      1,000.00             1,075.80                   3.87

Hypothetical
 (5% return before expenses)                1,000.00             1,021.13                   3.77

*Expenses are equal to the annualized expense ratio of 0.48% for Fund Shares, 0.42% for Institutional Shares, and 0.75% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 7.71% for Fund Shares, 7.78% for Institutional Shares, and 7.58% for Adviser Shares for the six-month period of February 1, 2016, through July 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  87

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as

================================================================================

88  | USAA INCOME FUND

================================================================================

compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution,"

================================================================================

                                                     ADVISORY AGREEMENT(S) |  89

================================================================================

also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the expense group) and
(ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund

================================================================================

90  | USAA INCOME FUND

================================================================================

from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and above its Lipper index for the one-year period ended December 31, 2015, was above the average of its performance universe and lower than its Lipper index for the three-year period ended December 31, 2015, was lower than the average of its performance universe and its Lipper index for the five-year period ended December 31, 2015, and was above the average of its performance universe and its Lipper index for the ten-year period ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2015, was in the top 50% of its performance universe for the three- and five-year periods ended December 31, 2015, and was in the top 30% of its performance universe for the ten-year period ended December 31, 2015. The Board took into account management's discussion of the Fund's performance, including the Fund's strong performance relative to its peer group over the three-, five- and ten-year periods ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This

================================================================================

                                                     ADVISORY AGREEMENT(S) |  91

================================================================================

information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of Fund's growth and size on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionately more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

92  | USAA INCOME FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  93

================================================================================

INTERESTED TRUSTEE(1)

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

94  | USAA INCOME FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  95

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

96  | USAA INCOME FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  97

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

98  | USAA INCOME FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  99

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby serves as the Funds' anti-money laundering compliance officer.

      (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

100  | USAA INCOME FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select `I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   23423-0916                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA SHORT-TERM BOND FUND]

 ==============================================================

         ANNUAL REPORT
         USAA SHORT-TERM BOND FUND
         FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
         JULY 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... PLAN FOR A STRONGER FUTURE BY STAYING
FOCUSED ON THEIR LONG-TERM OBJECTIVES, USING        [PHOTO OF BROOKS ENGLEHARDT]
AN INVESTMENT PLAN THAT IS BASED ON THEIR
PERSONAL TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

SEPTEMBER 2016

Investors may be feeling a bit of whiplash as they look back over the reporting period ended July 31, 2016. Stocks and corporate bonds took a dive during the first half of the reporting period and then moved up sharply in the second half. Essentially, it was a tale of two markets.

In the first half of the reporting period, stocks and corporate bonds retreated on concerns about the global economy with worries about China's growth, a major catalyst. A key issue was the price of oil, which typically is a barometer of global economic growth expectations. Oil prices remained low amid persistent oversupply and weaker-than-expected demand. In mid-February 2016, stocks and corporate bonds reversed direction as investors appeared to overcome most of their previous fears about China and the broader global economy. The markets generally continued to advance during the second half of the reporting period as global central banks maintained lower-for-longer monetary policies and, in some cases, increased their ongoing stimulative measures. Although oil prices remained volatile, the prices of many other commodities rose. For the reporting period as a whole, U.S. stocks and corporate bonds posted modest gains while global stocks generally declined.

In the U.S. Treasury market, it was a slightly different story. During the first four months of the reporting period, longer-term yields edged up as positive economic trends and a pickup in inflation suggested that the Federal Reserve (the Fed) might raise short-term interest rates. As yields rose, prices--which move in the opposite direction--fell. In December 2015, the Fed ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%-- the first increase in nearly a decade. At the same time, Fed policymakers signaled that four interest rate increases may be on tap for 2016. The Fed has more influence over short-term interest rates than it has over longer-term interest rates. So despite the Fed's forecast, longer-term yields plunged in early 2016 as an increase in market volatility drove a safe-haven flight into U.S. Treasuries. Longer-term yields fell further in late March 2016 after the Fed lowered its previous forecast to two interest rate increases in 2016. In June 2016,

================================================================================

================================================================================

a weak U.S. jobs report and market volatility unleashed by the "Brexit" referendum (the United Kingdom's vote to leave the European Union) sent yields lower still. By the end of the reporting period, though some Fed policymakers noted that one interest rate increase was still possible, the markets were anticipating that no interest rate increases would occur in 2016. As a result of the sharp drop in yields, longer-term U.S. Treasuries were among the strongest-performing assets of the reporting period.

At USAA Investments, we have been saying for some time that Fed policymakers are likely to take a "lower-for-longer" approach to interest rate increases in order to avoid negatively affecting a U.S. economy that has struggled to build strong growth momentum. This view is supported, we believe, by the weak 1.2% gross domestic product growth recorded in the second quarter of 2016. Clearly, the United States economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to return to a normal rate of economic growth. We believe growth of the U.S. economy will continue to be low and slow throughout 2016 as it did in 2015.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation for the risks assumed. But it is important to remember that market conditions are always in fluctuation and time horizon matters. We believe that it is important for investors to plan for a stronger future by staying focused on their long-term objectives, using an investment plan that is based on their personal time horizon and risk tolerance. An investment plan can also keep investors from making hasty portfolio decisions based on market turmoil, and give them flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help you tailor your investment allocations to your long-term goals, time horizon, and tolerance for risk.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            7

FINANCIAL INFORMATION

    Distributions to Shareholders                                             20

    Report of Independent Registered
      Public Accounting Firm                                                  21

    Portfolio of Investments                                                  22

    Notes to Portfolio of Investments                                         45

    Financial Statements                                                      51

    Notes to Financial Statements                                             55

EXPENSE EXAMPLE                                                               72

ADVISORY AGREEMENT(S)                                                         74

TRUSTEES' AND OFFICERS' INFORMATION                                           79

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

209378-0916

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA SHORT-TERM BOND FUND (THE FUND) SEEKS HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in a broad range of investment-grade debt securities that have a dollar-weighted average portfolio maturity of three years or less. The debt securities in which the Fund may invest include, among others, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics. Although the Fund will invest primarily in investment-grade securities, the Fund also may invest up to 10% of its net assets in below investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. The Fund's 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    R. MATTHEW FREUND, CFA
    JULIANNE BASS, CFA
    BRIAN W. SMITH, CFA, CPA

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The collapse in commodity prices, concerns about slowing global economic growth, and uncertainty surrounding China dampened investor sentiment during the first half of the reporting period ended July 31, 2016. Investor aversion to risk increased dramatically, and volatility surged in the stock and corporate bond markets. In mid-February 2016, stocks and corporate bonds reversed direction as commodity prices rose and Chinese officials took action to stabilize China's currency. The corporate bond market also benefited from the heavy buying by foreign investors, who responded to the negative interest rates offered by certain Japanese and European government bonds by seeking higher yields in the U.S. The United Kingdom's vote to leave the European Union ("Brexit") led to an increase in volatility during late June 2016, but corporate bond prices had largely recovered by the end of the reporting period.

    Credit spreads (which are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) widened as volatility increased during the first part of the reporting period. Spreads are generally considered an indication of risk; the wider the spread, the greater the risk. The widening, which reached its peak in mid- February 2016, began in the energy sector as oil prices fell, but extended thereafter to the metals and mining, and the shipping sectors, and beyond. As volatility subsided and commodity prices improved, spreads narrowed, finishing the reporting period about where they started. Credit spreads based on the Barclays U.S. Aggregate Credit Index began

================================================================================

2  | USAA SHORT-TERM BOND FUND

================================================================================

                  o BARCLAYS U.S. AGGREGATE CREDIT INDEX o

               [CHART OF BARCLAYS U.S. AGGREGATE CREDIT INDEX]

                                                                Average Option
DATE                                                            Adjusted Spread
 7/31/2015                                                           1.46
  8/3/2015                                                           1.47
  8/4/2015                                                           1.47
  8/5/2015                                                           1.47
  8/6/2015                                                           1.48
  8/7/2015                                                           1.50
 8/10/2015                                                           1.50
 8/11/2015                                                           1.51
 8/12/2015                                                           1.53
 8/13/2015                                                           1.53
 8/14/2015                                                           1.52
 8/17/2015                                                           1.52
 8/18/2015                                                           1.52
 8/19/2015                                                           1.54
 8/20/2015                                                           1.55
 8/21/2015                                                           1.56
 8/24/2015                                                           1.60
 8/25/2015                                                           1.58
 8/26/2015                                                           1.58
 8/27/2015                                                           1.56
 8/28/2015                                                           1.56
 8/31/2015                                                           1.55
  9/1/2015                                                           1.57
  9/2/2015                                                           1.56
  9/3/2015                                                           1.56
  9/4/2015                                                           1.56
  9/8/2015                                                           1.55
  9/9/2015                                                           1.54
 9/10/2015                                                           1.54
 9/11/2015                                                           1.55
 9/14/2015                                                           1.52
 9/15/2015                                                           1.51
 9/16/2015                                                           1.50
 9/17/2015                                                           1.49
 9/18/2015                                                           1.50
 9/21/2015                                                           1.50
 9/22/2015                                                           1.51
 9/23/2015                                                           1.52
 9/24/2015                                                           1.53
 9/25/2015                                                           1.54
 9/28/2015                                                           1.57
 9/29/2015                                                           1.61
 9/30/2015                                                           1.60
 10/1/2015                                                           1.62
 10/2/2015                                                           1.62
 10/5/2015                                                           1.60
 10/6/2015                                                           1.59
 10/7/2015                                                           1.57
 10/8/2015                                                           1.56
 10/9/2015                                                           1.55
10/13/2015                                                           1.56
10/14/2015                                                           1.57
10/15/2015                                                           1.57
10/16/2015                                                           1.56
10/19/2015                                                           1.55
10/20/2015                                                           1.54
10/21/2015                                                           1.54
10/22/2015                                                           1.52
10/23/2015                                                           1.50
10/26/2015                                                           1.49
10/27/2015                                                           1.50
10/28/2015                                                           1.50
10/29/2015                                                           1.50
10/30/2015                                                           1.50
 11/2/2015                                                           1.50
 11/3/2015                                                           1.48
 11/4/2015                                                           1.46
 11/5/2015                                                           1.46
 11/6/2015                                                           1.46
 11/9/2015                                                           1.45
11/10/2015                                                           1.46
11/12/2015                                                           1.46
11/13/2015                                                           1.47
11/16/2015                                                           1.47
11/17/2015                                                           1.47
11/18/2015                                                           1.47
11/19/2015                                                           1.46
11/20/2015                                                           1.46
11/23/2015                                                           1.46
11/24/2015                                                           1.47
11/25/2015                                                           1.47
11/27/2015                                                           1.47
11/30/2015                                                           1.47
 12/1/2015                                                           1.47
 12/2/2015                                                           1.47
 12/3/2015                                                           1.47
 12/4/2015                                                           1.47
 12/7/2015                                                           1.48
 12/8/2015                                                           1.49
 12/9/2015                                                           1.50
12/10/2015                                                           1.50
12/11/2015                                                           1.54
12/14/2015                                                           1.57
12/15/2015                                                           1.58
12/16/2015                                                           1.55
12/17/2015                                                           1.55
12/18/2015                                                           1.57
12/21/2015                                                           1.57
12/22/2015                                                           1.56
12/23/2015                                                           1.56
12/24/2015                                                           1.57
12/28/2015                                                           1.56
12/29/2015                                                           1.56
12/30/2015                                                           1.55
12/31/2015                                                           1.55
  1/4/2016                                                           1.57
  1/5/2016                                                           1.56
  1/6/2016                                                           1.57
  1/7/2016                                                           1.60
  1/8/2016                                                           1.60
 1/11/2016                                                           1.60
 1/12/2016                                                           1.62
 1/13/2016                                                           1.64
 1/14/2016                                                           1.67
 1/15/2016                                                           1.70
 1/19/2016                                                           1.72
 1/20/2016                                                           1.78
 1/21/2016                                                           1.80
 1/22/2016                                                           1.77
 1/25/2016                                                           1.78
 1/26/2016                                                           1.79
 1/27/2016                                                           1.80
 1/28/2016                                                           1.81
 1/29/2016                                                           1.81
  2/1/2016                                                           1.83
  2/2/2016                                                           1.86
  2/3/2016                                                           1.87
  2/4/2016                                                           1.87
  2/5/2016                                                           1.87
  2/8/2016                                                           1.91
  2/9/2016                                                           1.95
 2/10/2016                                                           1.95
 2/11/2016                                                           2.00
 2/12/2016                                                           2.00
 2/16/2016                                                           1.95
 2/17/2016                                                           1.94
 2/18/2016                                                           1.92
 2/19/2016                                                           1.92
 2/22/2016                                                           1.89
 2/23/2016                                                           1.88
 2/24/2016                                                           1.89
 2/25/2016                                                           1.88
 2/26/2016                                                           1.85
 2/29/2016                                                           1.84
  3/1/2016                                                           1.80
  3/2/2016                                                           1.77
  3/3/2016                                                           1.76
  3/4/2016                                                           1.74
  3/7/2016                                                           1.72
  3/8/2016                                                           1.72
  3/9/2016                                                           1.71
 3/10/2016                                                           1.68
 3/11/2016                                                           1.64
 3/14/2016                                                           1.60
 3/15/2016                                                           1.60
 3/16/2016                                                           1.60
 3/17/2016                                                           1.59
 3/18/2016                                                           1.58
 3/21/2016                                                           1.56
 3/22/2016                                                           1.54
 3/23/2016                                                           1.54
 3/24/2016                                                           1.55
 3/28/2016                                                           1.55
 3/29/2016                                                           1.56
 3/30/2016                                                           1.55
 3/31/2016                                                           1.54
  4/1/2016                                                           1.55
  4/4/2016                                                           1.54
  4/5/2016                                                           1.55
  4/6/2016                                                           1.54
  4/7/2016                                                           1.54
  4/8/2016                                                           1.54
 4/11/2016                                                           1.54
 4/12/2016                                                           1.52
 4/13/2016                                                           1.51
 4/14/2016                                                           1.49
 4/15/2016                                                           1.49
 4/18/2016                                                           1.48
 4/19/2016                                                           1.46
 4/20/2016                                                           1.43
 4/21/2016                                                           1.41
 4/22/2016                                                           1.40
 4/25/2016                                                           1.39
 4/26/2016                                                           1.38
 4/27/2016                                                           1.38
 4/28/2016                                                           1.38
 4/29/2016                                                           1.39
  5/2/2016                                                           1.39
  5/3/2016                                                           1.40
  5/4/2016                                                           1.42
  5/5/2016                                                           1.43
  5/6/2016                                                           1.43
  5/9/2016                                                           1.44
 5/10/2016                                                           1.44
 5/11/2016                                                           1.44
 5/12/2016                                                           1.44
 5/13/2016                                                           1.44
 5/16/2016                                                           1.43
 5/17/2016                                                           1.43
 5/18/2016                                                           1.43
 5/19/2016                                                           1.43
 5/20/2016                                                           1.44
 5/23/2016                                                           1.44
 5/24/2016                                                           1.44
 5/25/2016                                                           1.42
 5/26/2016                                                           1.41
 5/27/2016                                                           1.41
 5/31/2016                                                           1.41
  6/1/2016                                                           1.41
  6/2/2016                                                           1.42
  6/3/2016                                                           1.43
  6/6/2016                                                           1.42
  6/7/2016                                                           1.42
  6/8/2016                                                           1.41
  6/9/2016                                                           1.41
 6/10/2016                                                           1.43
 6/13/2016                                                           1.45
 6/14/2016                                                           1.48
 6/15/2016                                                           1.48
 6/16/2016                                                           1.48
 6/17/2016                                                           1.48
 6/20/2016                                                           1.44
 6/21/2016                                                           1.43
 6/22/2016                                                           1.43
 6/23/2016                                                           1.40
 6/24/2016                                                           1.50
 6/27/2016                                                           1.51
 6/28/2016                                                           1.50
 6/29/2016                                                           1.48
 6/30/2016                                                           1.47
  7/1/2016                                                           1.46
  7/5/2016                                                           1.46
  7/6/2016                                                           1.46
  7/7/2016                                                           1.44
  7/8/2016                                                           1.43
 7/11/2016                                                           1.41
 7/12/2016                                                           1.38
 7/13/2016                                                           1.37
 7/14/2016                                                           1.36
 7/15/2016                                                           1.36
 7/18/2016                                                           1.35
 7/19/2016                                                           1.35
 7/20/2016                                                           1.35
 7/21/2016                                                           1.34
 7/22/2016                                                           1.34
 7/25/2016                                                           1.34
 7/26/2016                                                           1.35
 7/27/2016                                                           1.36
 7/28/2016                                                           1.37
 7/29/2016                                                           1.38

                                 [END CHART]

    the period at 146 basis points, widened to 200 basis points on February 11, 2016, and ended the period at 138 basis points. (A basis point is 1/100th of a percent.)

    Shorter-term interest rates, which are generally correlated to action by the Federal Reserve (the Fed), rose during the reporting period. In December 2015, the Fed raised the federal funds target rate by 0.25% to a range of between 0.25% and 0.50%. In its policy statement, the Fed indicated that it intended to proceed gradually with rate increases based on the performance of the U.S. economy, but signaled the potential for four interest rate increases during 2016. However, amid mixed economic data and global uncertainty, the Fed grew more dovish and suggested in March 2016 that only two interest rate increases were likely in 2016. A disappointing U.S. employment report in June 2016, along with

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Brexit-related volatility, led the Fed to cut that projection to one interest rate increase. By the end of the reporting period, market expectations for an interest rate increase in 2016 had fallen to less than 50 percent. While the short end of the yield curve rose during the reporting period overall, the longer end flattened as interest rates on bonds with maturities longer than two years fell. The yield on the bellwether 10-year U.S. Treasury dropped from 2.18% on July 31, 2015 to 1.45% on July 29, 2016, the last trading day of the reporting period.

                        o U.S. TREASURY YIELD CURVE o

                    [CHART OF U.S. TREASURY YIELD CURVE]


                  YIELD (MID CONVENTIONAL %)
                -----------------------------                 YIELD
Maturity        7/31/2015           7/31/2016       (CHANGE IN BASIS POINTS)
 1M               0.025               0.18                    15.5
 3M               0.064               0.256                   19.3
 6M               0.145               0.368                   22.3
 1Y               0.313               0.491                   17.8
 2Y               0.663               0.657                   -0.5
 3Y               0.973               0.749                  -22.5
 5Y               1.53                1.025                  -50.5
 7Y               1.915               1.289                  -62.6
10Y               2.181               1.454                  -72.7
30Y               2.907               2.183                  -72.4

                                 [END CHART]

    Source: Bloomberg Finance L.P.

    Refer to page 10 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

4  | USAA SHORT-TERM BOND FUND

================================================================================

o HOW DID THE USAA SHORT-TERM BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended July 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of 2.34%, 2.44%, and 2.08%, respectively. This compares to returns of 1.54% for the Barclays 1-3 Year Government/Credit Index*, 2.26% for the Barclays 1-3 Year Credit Index (the Index), and 1.73% for the Lipper Short Investment Grade Bond Funds Index. At the same time, the Fund Shares, Institutional Shares, and Adviser Shares provided a one-year dividend yield of 1.75%, 1.85%, and 1.50%, respectively, compared to 1.53% for the Lipper Short Investment Grade Bond Funds Average.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to focus on generating an attractive yield with an acceptable level of price volatility. The Fund's 30-day SEC yield continued to trend higher through March 2016, but decreased thereafter. Nevertheless, it ended the reporting period higher than it began. In addition, during the reporting period, we sought to manage the Fund's sensitivity to interest rates by maintaining a neutral duration position relative to the Lipper peer group. (Duration is a measure of a portfolio's interest-rate sensitivity.)

    The Fund outperformed both the Index and its Lipper peer group during the reporting period. Relative to the Index, the portfolio benefited from its overweight in corporate bonds. More specifically, it was helped by security selection and an overweight position in the energy sector, especially

    *As of December 1, 2015, the Barclays 1-3 Year Credit Index replaced the Barclays 1-3 Government/Credit Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    among pipeline bonds and exploration and production bonds, as well as metals and mining bonds. The Fund's allocation to airline bonds, especially enhanced equipment trust certificates (EETC), also added to relative returns. Among other positive contributors during the reporting period were holdings of municipal bonds, U.S. Treasury securities, commercial mortgage-backed securities, and bank loans. Offsetting these results somewhat was the Fund's position in financial institutions, particularly its investments in insurance hybrid securities and banks.

    During the reporting period, we continued to seek relative values across the fixed income market. Our team of analysts helps us evaluate each potential investment individually, rather than on the basis of thematic trends. We seek ideas where our fundamental understanding of an investment's credit risk is different than the market, building the portfolio bond-by-bond through fundamental bottom-up analysis. During the reporting period, we fine-tuned some of the Fund's positions in the metals and mining and energy sectors. We also made select investments in corporate bonds, asset-backed securities, and municipal bonds. In addition, because times were uncertain, we continued to emphasize liquidity in the Fund's portfolio. Our liquidity strategy helps to prevent the Fund from being forced to sell securities in the event of investment outflows.

    Our analysts continued to analyze and monitor every holding in the Fund's portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the Fund's positions in any one issuer.

    Thank you for allowing us to help you with your investment needs.

    Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

================================================================================

6  | USAA SHORT-TERM BOND FUND

================================================================================

INVESTMENT OVERVIEW

USAA SHORT-TERM BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USSBX)

--------------------------------------------------------------------------------
                                         7/31/16                      7/31/15
--------------------------------------------------------------------------------
Net Assets                            $1.4 Billion                 $1.8 Billion
Net Asset Value Per Share                 $9.20                        $9.15
Dollar-Weighted Average
  Portfolio Maturity(+)                 2.3 Years                    2.3 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
1 YEAR                            5 YEARS                             10 YEARS
2.34%                              2.05%                                3.59%

--------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 7/31/16                  EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------
             1.64%                                           0.62%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED JULY 31, 2016

--------------------------------------------------------------------------------
              TOTAL RETURN      =     DIVIDEND RETURN         +    PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS         3.59%          =          3.14%              +       0.45%
5 YEARS          2.05%          =          2.04%              +       0.01%
1 YEAR           2.34%          =          1.79%              +       0.55%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JULY 31, 2007-JULY 31, 2016

                                                                    CHANGE IN
                         TOTAL                 DIVIDEND               SHARE
                        RETURN                  RETURN                PRICE
7/31/2007                5.06%                  4.49%                  0.57%
7/31/2008                4.26%                  4.71%                 -0.45%
7/31/2009                6.10%                  5.19%                  0.91%
7/31/2010                7.52%                  3.92%                  3.60%
7/31/2011                2.85%                  2.96%                 -0.11%
7/31/2012                3.21%                  2.78%                  0.43%
7/31/2013                1.61%                  2.14%                 -0.53%
7/31/2014                2.28%                  1.84%                  0.44%
7/31/2015                0.83%                  1.65%                 -0.82%
7/31/2016                2.34%                  1.79%                  0.55%

                                 [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

8  | USAA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       USAA SHORT-TERM             BARCLAYS              BARCLAYS 1-3             LIPPER SHORT
                          BOND FUND                1-3 YEAR            YEAR GOVERNMENT/         INVESTMENT GRADE
                           SHARES                CREDIT INDEX*           CREDIT INDEX           BOND FUNDS INDEX
 7/31/2006               $10,000.00              $10,000.00               $10,000.00               $10,000.00
 8/31/2006                10,070.00               10,081.21                10,074.67                10,072.80
 9/30/2006                10,132.00               10,140.01                10,128.52                10,127.64
10/31/2006                10,178.00               10,185.66                10,171.19                10,173.21
11/30/2006                10,252.00               10,248.59                10,226.93                10,233.22
12/31/2006                10,245.00               10,256.22                10,231.84                10,240.27
 1/31/2007                10,270.00               10,282.86                10,255.48                10,266.54
 2/28/2007                10,377.00               10,376.84                10,338.82                10,350.97
 3/31/2007                10,404.00               10,416.62                10,379.08                10,388.16
 4/30/2007                10,443.00               10,457.78                10,417.25                10,428.65
 5/31/2007                10,424.00               10,442.07                10,409.20                10,414.85
 6/30/2007                10,454.00               10,485.61                10,453.02                10,442.88
 7/31/2007                10,506.00               10,550.84                10,534.69                10,505.50
 8/31/2007                10,563.00               10,595.30                10,620.55                10,518.36
 9/30/2007                10,636.00               10,678.54                10,699.08                10,607.03
10/31/2007                10,678.00               10,738.53                10,747.50                10,631.27
11/30/2007                10,808.00               10,842.15                10,899.45                10,728.38
12/31/2007                10,836.00               10,867.42                10,931.14                10,731.55
 1/31/2008                10,915.00               11,068.24                11,121.46                10,863.95
 2/29/2008                10,910.00               11,151.56                11,220.81                10,883.13
 3/31/2008                10,898.00               11,091.11                11,229.18                10,747.93
 4/30/2008                10,890.00               11,077.61                11,164.86                10,747.39
 5/31/2008                10,945.00               11,077.33                11,137.15                10,740.12
 6/30/2008                10,948.00               11,079.72                11,157.54                10,719.41
 7/31/2008                10,954.00               11,087.26                11,189.54                10,651.36
 8/31/2008                10,973.00               11,150.74                11,241.73                10,688.50
 9/30/2008                10,866.00               10,727.50                11,174.90                10,453.52
10/31/2008                10,586.00               10,577.11                11,198.85                10,250.56
11/30/2008                10,536.00               10,705.09                11,332.92                10,086.56
12/31/2008                10,558.00               10,900.40                11,474.72                10,236.80
1/31/2009                 10,656.00               11,100.58                11,505.67                10,338.64
 2/28/2009                10,716.00               11,010.64                11,485.80                10,364.73
 3/31/2009                10,863.00               11,041.87                11,539.97                10,356.22
 4/30/2009                11,027.00               11,290.47                11,605.33                10,487.50
 5/31/2009                11,292.00               11,519.22                11,684.71                10,668.90
 6/30/2009                11,419.00               11,647.47                11,704.58                10,750.76
 7/31/2009                11,626.00               11,799.78                11,760.21                10,892.06
 8/31/2009                11,762.00               11,918.48                11,822.75                11,020.83
 9/30/2009                11,887.00               12,006.67                11,868.03                11,117.93
10/31/2009                11,979.00               12,081.45                11,905.88                11,241.49
11/30/2009                12,078.00               12,185.90                11,982.85                11,269.99
12/31/2009                12,042.00               12,163.76                11,913.62                11,287.07
 1/31/2010                12,183.00               12,274.46                12,005.23                11,401.14
 2/28/2010                12,221.00               12,308.82                12,032.52                11,428.51
 3/31/2010                12,243.00               12,342.63                12,019.45                11,464.11
 4/30/2010                12,321.00               12,395.82                12,055.63                11,558.37
 5/31/2010                12,338.00               12,358.80                12,085.44                11,540.42
 6/30/2010                12,410.00               12,425.95                12,145.88                11,607.92
 7/31/2010                12,498.00               12,539.14                12,196.08                11,696.48
 8/31/2010                12,556.00               12,587.46                12,224.21                11,762.10
 9/30/2010                12,602.00               12,652.78                12,255.48                11,801.89
10/31/2010                12,646.00               12,705.78                12,290.41                11,852.41
11/30/2010                12,636.00               12,673.72                12,263.95                11,816.69
12/31/2010                12,614.00               12,669.04                12,247.22                11,800.42
 1/31/2011                12,655.00               12,715.98                12,273.25                11,831.72
 2/28/2011                12,672.00               12,738.86                12,271.06                11,862.86
 3/31/2011                12,676.00               12,742.07                12,269.28                11,866.06
 4/30/2011                12,762.00               12,828.80                12,329.73                11,938.58
 5/31/2011                12,804.00               12,880.52                12,374.69                11,988.91
 6/30/2011                12,808.00               12,877.58                12,376.37                11,971.60
 7/31/2011                12,853.00               12,930.86                12,413.59                12,031.40
 8/31/2011                12,842.00               12,897.33                12,436.50                11,970.47
 9/30/2011                12,833.00               12,844.87                12,411.71                11,950.95
10/31/2011                12,890.00               12,921.03                12,438.90                11,981.65
11/30/2011                12,892.00               12,862.60                12,430.22                11,940.46
12/31/2011                12,924.00               12,890.99                12,442.35                11,981.85
 1/31/2012                13,008.00               13,016.39                12,486.48                12,087.75
 2/29/2012                13,053.00               13,069.86                12,486.17                12,131.93
 3/31/2012                13,070.00               13,093.83                12,487.32                12,153.07
 4/30/2012                13,126.00               13,118.18                12,512.42                12,196.16
 5/31/2012                13,125.00               13,096.41                12,510.22                12,191.53
 6/30/2012                13,168.00               13,131.13                12,515.03                12,222.43
 7/31/2012                13,266.00               13,217.76                12,556.86                12,306.59
 8/31/2012                13,309.00               13,263.61                12,568.16                12,348.10
 9/30/2012                13,361.00               13,309.54                12,579.97                12,398.92
10/31/2012                13,416.00               13,341.33                12,582.38                12,424.77
11/30/2012                13,442.00               13,347.85                12,592.21                12,442.82
12/31/2012                13,451.00               13,366.41                12,599.42                12,456.30
 1/31/2013                13,473.00               13,384.96                12,604.97                12,467.66
 2/28/2013                13,513.00               13,410.59                12,618.98                12,494.83
 3/31/2013                13,552.00               13,422.54                12,624.10                12,507.25
 4/30/2013                13,605.00               13,459.93                12,642.72                12,546.70
 5/31/2013                13,539.00               13,444.68                12,625.57                12,503.07
 6/30/2013                13,429.00               13,398.84                12,608.31                12,410.11
 7/31/2013                13,480.00               13,450.74                12,635.29                12,449.49
 8/31/2013                13,458.00               13,444.86                12,624.52                12,429.47
 9/30/2013                13,523.00               13,495.39                12,658.41                12,483.96
10/31/2013                13,588.00               13,541.41                12,679.63                12,533.11
11/30/2013                13,612.00               13,574.03                12,696.89                12,557.28
12/31/2013                13,588.00               13,560.34                12,680.58                12,541.26
 1/31/2014                13,668.00               13,597.45                12,705.15                12,584.10
 2/28/2014                13,703.00               13,629.79                12,721.78                12,618.70
 3/31/2014                13,695.00               13,624.19                12,709.96                12,605.40
 4/30/2014                13,746.00               13,655.24                12,730.56                12,640.23
 5/31/2014                13,794.00               13,694.65                12,757.54                12,677.91
 6/30/2014                13,798.00               13,688.77                12,751.58                12,685.82
 7/31/2014                13,787.00               13,685.55                12,743.11                12,668.60
 8/31/2014                13,821.00               13,714.31                12,766.22                12,686.26
 9/30/2014                13,795.00               13,695.20                12,756.18                12,672.66
10/31/2014                13,829.00               13,732.50                12,792.37                12,696.56
11/30/2014                13,848.00               13,752.89                12,811.19                12,708.96
12/31/2014                13,813.00               13,711.55                12,778.04                12,665.90
 1/31/2015                13,863.00               13,782.84                12,844.76                12,719.36
 2/28/2015                13,867.00               13,779.54                12,823.63                12,729.17
 3/31/2015                13,901.00               13,808.01                12,852.92                12,755.13
 4/30/2015                13,905.00               13,831.90                12,863.69                12,773.14
 5/31/2015                13,925.00               13,845.96                12,874.25                12,784.11
 6/30/2015                13,900.00               13,823.82                12,870.27                12,764.23
 7/31/2015                13,902.00               13,832.64                12,878.01                12,771.48
 8/31/2015                13,876.00               13,815.36                12,869.65                12,749.98
 9/30/2015                13,895.00               13,856.98                12,908.03                12,759.07
10/31/2015                13,899.00               13,870.12                12,903.74                12,773.25
11/30/2015                13,872.00               13,856.43                12,878.33                12,758.91
12/31/2015                13,815.00               13,828.59                12,861.59                12,722.01
 1/31/2016                13,851.00               13,873.98                12,928.52                12,750.27
 2/29/2016                13,855.00               13,881.42                12,940.24                12,750.30
 3/31/2016                13,984.00               13,986.33                12,986.98                12,833.54
 4/30/2016                14,070.00               14,034.84                13,005.07                12,883.98
 5/31/2016                14,076.00               14,033.00                12,995.76                12,889.99
 6/30/2016                14,175.00               14,122.57                13,074.30                12,960.33
 7/31/2016                14,227.00               14,145.35                13,076.60                12,992.01

                                 [END CHART]

                       Data from 7/31/06 through 7/31/16.

                    See Next Page For Benchmark Definitions.

*As of December 1, 2015, the Barclays 1-3 Year Credit Index replaced the Barclays 1-3 Government/Credit Index as the Fund's broad-based securities market index as it more closely represents the securities held in the Fund.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Short Investment Grade Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

The graph on page 9 illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Shares to the following benchmarks:

o The unmanaged broad-based Barclays 1-3 Year Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority, and non-U.S. agency bonds that have a remaining maturity of at least one year and less than three years.

o The unmanaged broad-based Barclays 1-3 Year Government/Credit Index is made up of government, agency, corporate, and noncorporate bonds with maturities longer than one year and shorter than three years.

o The unmanaged Lipper Short Investment Grade Bond Funds Index tracks the total return performance of the 30 largest funds in the Lipper Short Investment Grade Debt Funds category.

================================================================================

10  | USAA SHORT-TERM BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                               USAA SHORT-TERM                    LIPPER SHORT
                                  BOND FUND                     INVESTMENT GRADE
                                   SHARES                      BOND FUNDS AVERAGE
7/31/2007                           4.50%                             4.38%
7/31/2008                           4.68%                             4.48%
7/31/2009                           4.84%                             3.88%
7/31/2010                           3.68%                             2.53%
7/31/2011                           2.92%                             2.10%
7/31/2012                           2.71%                             1.83%
7/31/2013                           2.14%                             1.47%
7/31/2014                           1.82%                             1.25%
7/31/2015                           1.66%                             1.47%
7/31/2016                           1.75%                             1.53%

                                 [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/07 through 7/31/16.

The Lipper Short Investment Grade Bond Funds Average is the average performance level of all short-term investment-grade debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA SHORT-TERM BOND FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UISBX)

--------------------------------------------------------------------------------
                                        7/31/16                      7/31/15
--------------------------------------------------------------------------------
Net Assets                           $1.9 Billion                 $2.2 Billion
Net Asset Value Per Share                $9.20                        $9.15

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
   1 YEAR                    5 YEARS                     SINCE INCEPTION 8/01/08
   2.44%                      2.19%                               3.50%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD* AS OF 7/31/16                 EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------
             1.73%                                           0.50%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

12  | USAA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        USAA SHORT-TERM             BARCLAYS 1-3              LIPPER SHORT             BARCLAYS 1-3
                           BOND FUND                YEAR CREDIT             INVESTMENT GRADE         YEAR GOVERNMENT/
                      INSTITUTIONAL SHARES             INDEX*               BOND FUNDS INDEX           CREDIT INDEX
 7/31/2008                $10,000.00                $10,000.00                $10,000.00                $10,000.00
 8/31/2008                 10,016.00                 10,057.26                 10,034.87                 10,046.64
 9/30/2008                  9,921.00                  9,675.52                  9,814.26                  9,986.92
10/31/2008                  9,668.00                  9,539.88                  9,623.72                 10,008.32
11/30/2008                  9,625.00                  9,655.31                  9,469.75                 10,128.13
12/31/2008                  9,648.00                  9,831.46                  9,610.79                 10,254.86
 1/31/2009                  9,740.00                 10,012.01                  9,706.41                 10,282.52
 2/28/2009                  9,797.00                  9,930.90                  9,730.90                 10,264.77
 3/31/2009                  9,934.00                  9,959.07                  9,722.91                 10,313.18
 4/30/2009                 10,086.00                 10,183.28                  9,846.16                 10,371.59
 5/31/2009                 10,331.00                 10,389.60                 10,016.47                 10,442.52
 6/30/2009                 10,450.00                 10,505.27                 10,093.33                 10,460.28
 7/31/2009                 10,643.00                 10,642.65                 10,225.98                 10,510.00
 8/31/2009                 10,770.00                 10,749.71                 10,346.88                 10,565.89
 9/30/2009                 10,886.00                 10,829.25                 10,438.05                 10,606.36
10/31/2009                 10,973.00                 10,896.70                 10,554.05                 10,640.19
11/30/2009                 11,066.00                 10,990.91                 10,580.81                 10,708.97
12/31/2009                 11,034.00                 10,970.94                 10,596.84                 10,647.10
 1/31/2010                 11,166.00                 11,070.79                 10,703.93                 10,728.97
 2/28/2010                 11,202.00                 11,101.78                 10,729.63                 10,753.36
 3/31/2010                 11,224.00                 11,132.27                 10,763.05                 10,741.68
 4/30/2010                 11,298.00                 11,180.24                 10,851.55                 10,774.02
 5/31/2010                 11,316.00                 11,146.85                 10,834.70                 10,800.65
 6/30/2010                 11,385.00                 11,207.42                 10,898.07                 10,854.67
 7/31/2010                 11,468.00                 11,309.50                 10,981.21                 10,899.53
 8/31/2010                 11,524.00                 11,353.09                 11,042.82                 10,924.67
 9/30/2010                 11,568.00                 11,412.00                 11,080.18                 10,952.62
10/31/2010                 11,611.00                 11,459.81                 11,127.61                 10,983.83
11/30/2010                 11,603.00                 11,430.89                 11,094.07                 10,960.19
12/31/2010                 11,585.00                 11,426.67                 11,078.79                 10,945.23
 1/31/2011                 11,626.00                 11,469.01                 11,108.19                 10,968.50
 2/28/2011                 11,644.00                 11,489.64                 11,137.42                 10,966.54
 3/31/2011                 11,649.00                 11,492.54                 11,140.42                 10,964.95
 4/30/2011                 11,731.00                 11,570.76                 11,208.51                 11,018.97
 5/31/2011                 11,772.00                 11,617.41                 11,255.76                 11,059.16
 6/30/2011                 11,778.00                 11,614.76                 11,239.51                 11,060.65
 7/31/2011                 11,822.00                 11,662.81                 11,295.65                 11,093.93
 8/31/2011                 11,814.00                 11,632.57                 11,238.45                 11,114.39
 9/30/2011                 11,807.00                 11,585.26                 11,220.12                 11,092.24
10/31/2011                 11,860.00                 11,653.95                 11,248.94                 11,116.54
11/30/2011                 11,865.00                 11,601.25                 11,210.27                 11,108.79
12/31/2011                 11,896.00                 11,626.85                 11,249.13                 11,119.63
 1/31/2012                 11,975.00                 11,739.96                 11,348.55                 11,159.07
 2/29/2012                 12,018.00                 11,788.18                 11,390.04                 11,158.79
 3/31/2012                 12,034.00                 11,809.81                 11,409.89                 11,159.81
 4/30/2012                 12,088.00                 11,831.76                 11,450.34                 11,182.24
 5/31/2012                 12,088.00                 11,812.13                 11,445.99                 11,180.28
 6/30/2012                 12,129.00                 11,843.45                 11,475.00                 11,184.58
 7/31/2012                 12,220.00                 11,921.58                 11,554.01                 11,221.96
 8/31/2012                 12,261.00                 11,962.93                 11,592.99                 11,232.06
 9/30/2012                 12,311.00                 12,004.36                 11,640.70                 11,242.62
10/31/2012                 12,349.00                 12,033.03                 11,664.96                 11,244.77
11/30/2012                 12,389.00                 12,038.91                 11,681.91                 11,253.55
12/31/2012                 12,400.00                 12,055.65                 11,694.57                 11,260.00
 1/31/2013                 12,409.00                 12,072.39                 11,705.23                 11,264.95
 2/28/2013                 12,460.00                 12,095.50                 11,730.74                 11,277.48
 3/31/2013                 12,484.00                 12,106.27                 11,742.41                 11,282.06
 4/30/2013                 12,534.00                 12,140.00                 11,779.44                 11,298.69
 5/31/2013                 12,489.00                 12,126.24                 11,738.48                 11,283.36
 6/30/2013                 12,389.00                 12,084.90                 11,651.21                 11,267.94
 7/31/2013                 12,424.00                 12,131.71                 11,688.18                 11,292.06
 8/31/2013                 12,419.00                 12,126.41                 11,669.38                 11,282.43
 9/30/2013                 12,480.00                 12,171.98                 11,720.53                 11,312.71
10/31/2013                 12,528.00                 12,213.49                 11,766.68                 11,331.68
11/30/2013                 12,565.00                 12,242.91                 11,789.38                 11,347.10
12/31/2013                 12,545.00                 12,230.56                 11,774.33                 11,332.52
 1/31/2014                 12,620.00                 12,264.04                 11,814.56                 11,354.49
 2/28/2014                 12,654.00                 12,293.20                 11,847.04                 11,369.35
 3/31/2014                 12,648.00                 12,288.15                 11,834.55                 11,358.79
 4/30/2014                 12,696.00                 12,316.16                 11,867.25                 11,377.20
 5/31/2014                 12,728.00                 12,351.70                 11,902.63                 11,401.31
 6/30/2014                 12,748.00                 12,346.40                 11,910.06                 11,395.98
 7/31/2014                 12,739.00                 12,343.50                 11,893.88                 11,388.41
 8/31/2014                 12,771.00                 12,369.43                 11,910.47                 11,409.07
 9/30/2014                 12,749.00                 12,352.20                 11,897.70                 11,400.09
10/31/2014                 12,782.00                 12,385.84                 11,920.13                 11,432.43
11/30/2014                 12,786.00                 12,404.24                 11,931.78                 11,449.25
12/31/2014                 12,755.00                 12,366.95                 11,891.35                 11,419.63
 1/31/2015                 12,817.00                 12,431.25                 11,941.54                 11,479.25
 2/28/2015                 12,821.00                 12,428.26                 11,950.75                 11,460.37
 3/31/2015                 12,854.00                 12,453.95                 11,975.12                 11,486.54
 4/30/2015                 12,858.00                 12,475.49                 11,992.03                 11,496.17
 5/31/2015                 12,878.00                 12,488.17                 12,002.33                 11,505.61
 6/30/2015                 12,855.00                 12,468.20                 11,983.67                 11,502.06
 7/31/2015                 12,859.00                 12,476.16                 11,990.48                 11,508.97
 8/31/2015                 12,836.00                 12,460.58                 11,970.29                 11,501.50
 9/30/2015                 12,855.00                 12,498.11                 11,978.83                 11,535.79
10/31/2015                 12,845.00                 12,509.96                 11,992.14                 11,531.96
11/30/2015                 12,836.00                 12,497.62                 11,978.67                 11,509.25
12/31/2015                 12,784.00                 12,472.51                 11,944.03                 11,494.30
 1/31/2016                 12,804.00                 12,513.44                 11,970.56                 11,554.11
 2/29/2016                 12,810.00                 12,520.16                 11,970.58                 11,564.58
 3/31/2016                 12,930.00                 12,614.78                 12,048.74                 11,606.36
 4/30/2016                 13,010.00                 12,658.53                 12,096.10                 11,622.52
 5/31/2016                 13,031.00                 12,656.87                 12,101.74                 11,614.21
 6/30/2016                 13,110.00                 12,737.66                 12,167.77                 11,684.39
 7/31/2016                 13,173.00                 12,758.21                 12,197.52                 11,686.45

                                   [END CHART]

                      Data from 7/31/08 through 7/31/16.**

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Institutional Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*As of December 1, 2015, the Barclays 1-3 Year Credit Index replaced the Barclays 1-3 Government/Credit Index as the Fund's broad-based securities market index as it more closely represents the securities held in the Fund.

**The performance of the Barclays 1-3 Year Credit Index, Lipper Short Investment Grade Bond Funds Index, and the Barclays 1-3 Year Government/Credit Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Short Investment Grade Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                            USAA SHORT-TERM              LIPPER SHORT
                               BOND FUND               INVESTMENT GRADE
                          INSTITUTIONAL SHARES       BOND FUNDS INDEX AVERAGE
7/31/2010                        3.91%                        2.53%
7/31/2011                        3.16%                        2.10%
7/31/2012                        2.86%                        1.83%
7/31/2013                        2.31%                        1.47%
7/31/2014                        1.96%                        1.25%
7/31/2015                        1.77%                        1.47%
7/31/2016                        1.85%                        1.53%

                                 [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/10 through 7/31/16.

The Lipper Short Investment Grade Bond Funds Average is the average performance level of all short-term investment-grade debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

14  | USAA SHORT-TERM BOND FUND

================================================================================

USAA SHORT-TERM BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UASBX)

--------------------------------------------------------------------------------
                                        7/31/16                     7/31/15
--------------------------------------------------------------------------------
Net Assets                           $12.7 Million               $13.3 Million
Net Asset Value Per Share                $9.20                       $9.15

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
   1 YEAR                   5 YEARS                      SINCE INCEPTION 8/01/10
   2.08%                    1.80%                                  1.93%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD* AS OF 7/31/16                 EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------
              1.31%                                           0.85%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       BARCLAYS 1-3         USAA SHORT-TERM          LIPPER SHORT             BARCLAYS 1-3
                       YEAR CREDIT            BOND FUND            INVESTMENT GRADE         YEAR GOVERNMENT/
                          INDEX*            ADVISER SHARES         BOND FUNDS INDEX          CREDIT INDEX
 7/31/2010             $10,000.00             $10,000.00              $10,000.00              $10,000.00
 8/31/2010              10,038.54              10,044.00               10,056.10               10,023.07
 9/30/2010              10,090.63              10,078.00               10,090.12               10,048.70
10/31/2010              10,132.90              10,122.00               10,133.32               10,077.34
11/30/2010              10,107.33              10,100.00               10,102.77               10,055.65
12/31/2010              10,103.60              10,079.00               10,088.86               10,041.93
 1/31/2011              10,141.03              10,121.00               10,115.63               10,063.28
 2/28/2011              10,159.28              10,122.00               10,142.25               10,061.48
 3/31/2011              10,161.84              10,133.00               10,144.98               10,060.02
 4/30/2011              10,231.00              10,189.00               10,206.99               10,109.58
 5/31/2011              10,272.25              10,231.00               10,250.01               10,146.45
 6/30/2011              10,269.91              10,221.00               10,235.21               10,147.82
 7/31/2011              10,312.40              10,255.00               10,286.34               10,178.35
 8/31/2011              10,285.66              10,244.00               10,234.25               10,197.13
 9/30/2011              10,243.83              10,235.00               10,217.56               10,176.81
10/31/2011              10,304.56              10,277.00               10,243.80               10,199.10
11/30/2011              10,257.97              10,277.00               10,208.59               10,191.98
12/31/2011              10,280.60              10,301.00               10,243.98               10,201.93
 1/31/2012              10,380.61              10,366.00               10,334.51               10,238.11
 2/29/2012              10,423.25              10,399.00               10,372.29               10,237.86
 3/31/2012              10,442.37              10,410.00               10,390.37               10,238.80
 4/30/2012              10,461.79              10,453.00               10,427.21               10,259.38
 5/31/2012              10,444.42              10,449.00               10,423.25               10,257.58
 6/30/2012              10,472.12              10,481.00               10,449.67               10,261.52
 7/31/2012              10,541.21              10,557.00               10,521.62               10,295.82
 8/31/2012              10,577.77              10,588.00               10,557.11               10,305.08
 9/30/2012              10,614.40              10,627.00               10,600.56               10,314.77
10/31/2012              10,639.75              10,656.00               10,622.65               10,316.74
11/30/2012              10,644.95              10,687.00               10,638.09               10,324.80
12/31/2012              10,659.75              10,692.00               10,649.62               10,330.72
 1/31/2013              10,674.55              10,696.00               10,659.32               10,335.26
 2/28/2013              10,694.99              10,737.00               10,682.55               10,346.75
 3/31/2013              10,704.52              10,753.00               10,693.18               10,350.95
 4/30/2013              10,734.33              10,805.00               10,726.90               10,366.22
 5/31/2013              10,722.17              10,750.00               10,689.60               10,352.15
 6/30/2013              10,685.61              10,661.00               10,610.13               10,338.01
 7/31/2013              10,727.01              10,699.00               10,643.80               10,360.13
 8/31/2013              10,722.32              10,679.00               10,626.67               10,351.30
 9/30/2013              10,762.61              10,728.00               10,673.26               10,379.08
10/31/2013              10,799.32              10,778.00               10,715.28               10,396.48
11/30/2013              10,825.33              10,794.00               10,735.95               10,410.63
12/31/2013              10,814.41              10,773.00               10,722.25               10,397.26
 1/31/2014              10,844.01              10,834.00               10,758.88               10,417.41
 2/28/2014              10,869.80              10,861.00               10,788.46               10,431.04
 3/31/2014              10,865.33              10,854.00               10,777.09               10,421.35
 4/30/2014              10,890.10              10,893.00               10,806.86               10,438.24
 5/31/2014              10,921.53              10,930.00               10,839.08               10,460.36
 6/30/2014              10,916.84              10,932.00               10,845.85               10,455.48
 7/31/2014              10,914.27              10,920.00               10,831.12               10,448.53
 8/31/2014              10,937.20              10,945.00               10,846.22               10,467.48
 9/30/2014              10,921.97              10,922.00               10,834.59               10,459.25
10/31/2014              10,951.71              10,946.00               10,855.02               10,488.92
11/30/2014              10,967.98              10,959.00               10,865.63               10,504.35
12/31/2014              10,935.01              10,929.00               10,828.81               10,477.17
 1/31/2015              10,991.86              10,967.00               10,874.52               10,531.88
 2/28/2015              10,989.22              10,968.00               10,882.90               10,514.56
 3/31/2015              11,011.93              10,993.00               10,905.10               10,538.56
 4/30/2015              11,030.98              10,995.00               10,920.50               10,547.40
 5/31/2015              11,042.19              11,008.00               10,929.87               10,556.06
 6/30/2015              11,024.54              10,986.00               10,912.88               10,552.80
 7/31/2015              11,031.57              10,985.00               10,919.08               10,559.14
 8/31/2015              11,017.80              10,962.00               10,900.69               10,552.28
 9/30/2015              11,050.99              10,974.00               10,908.47               10,583.75
10/31/2015              11,061.46              10,976.00               10,920.59               10,580.24
11/30/2015              11,050.55              10,953.00               10,908.33               10,559.40
12/31/2015              11,028.35              10,906.00               10,876.78               10,545.68
 1/31/2016              11,064.54              10,932.00               10,900.95               10,600.56
 2/29/2016              11,070.47              10,933.00               10,900.97               10,610.16
 3/31/2016              11,154.14              11,032.00               10,972.14               10,648.49
 4/30/2016              11,192.83              11,084.00               11,015.26               10,663.32
 5/31/2016              11,191.36              11,099.00               11,020.40               10,655.69
 6/30/2016              11,262.79              11,175.00               11,080.54               10,720.09
 7/31/2016              11,280.96              11,213.00               11,107.63               10,721.97

                                 [END CHART]

                      Data from 7/31/10 through 7/31/16.**

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Adviser Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*As of December 1, 2015, the Barclays 1-3 Year Credit Index replaced the Barclays 1-3 Government/Credit Index as the Fund's broad-based securities market index as it more closely represents the securities held in the Fund.

**The performance of the Barclays 1-3 Year Credit Index, Lipper Short Investment Grade Bond Funds Index, and the Barclays 1-3 Year Government/Credit Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Short Investment Grade Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

16  | USAA SHORT-TERM BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                          USAA SHORT-TERM                    LIPPER SHORT
                             BOND FUND                     INVESTMENT GRADE
                           ADVISER SHARES              BOND FUNDS INDEX AVERAGE
7/31/2012                      2.45%                             1.83%
7/31/2013                      1.88%                             1.47%
7/31/2014                      1.61%                             1.25%
7/31/2015                      1.42%                             1.47%
7/31/2016                       1.5%                             1.53%

                                 [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/12 through 7/31/16.

The Lipper Short Investment Grade Bond Funds Average is the average performance level of all short-term investment-grade debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

                       o PORTFOLIO RATINGS MIX - 7/31/16 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        20.8%
AA                                                                          9.2%
A                                                                          24.4%
BBB                                                                        40.2%
BELOW INVESTMENT-GRADE                                                      5.1%
UNRATED                                                                     0.3%

                               [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 22-44.

================================================================================

18  | USAA SHORT-TERM BOND FUND

================================================================================

                         o ASSET ALLOCATION - 7/31/16 o

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      49.7%
EURODOLLAR AND YANKEE OBLIGATIONS                                          15.5%
ASSET-BACKED SECURITIES                                                     8.7%
U.S. TREASURY SECURITIES                                                    7.7%
MUNICIPAL BONDS                                                             5.7%
COMMERCIAL MORTGAGE SECURITIES                                              5.2%
MONEY MARKET INSTRUMENTS                                                    3.2%
U.S. GOVERNMENT AGENCY ISSUES                                               2.2%
COLLATERALIZED LOAN OBLIGATIONS                                             1.7%
PREFERRED STOCKS                                                            0.2%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.1%

                               [END OF PIE CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  19

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2016:

                            QUALIFIED INTEREST INCOME
                            -------------------------
                                   $64,216,000
                            -------------------------

For the fiscal year ended July 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

20  | USAA SHORT-TERM BOND FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SHORT-TERM BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Short-Term Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Short-Term Bond Fund at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 21, 2016

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  21

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2016

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
              BONDS (96.5%)

              CORPORATE OBLIGATIONS (49.7%)

              CONSUMER DISCRETIONARY (3.3%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.5%)
$    10,000   Ford Motor Credit Co., LLC                                            1.68%             9/08/2017        $   10,021
      5,000   Ford Motor Credit Co., LLC                                            2.38              1/16/2018             5,060
                                                                                                                       ----------
                                                                                                                           15,081
                                                                                                                       ----------
              CABLE & SATELLITE (1.0%)
     18,000   Charter Communications Operating, LLC &
                Charter Communications Operating Capital Corp.(a)                   3.58              7/23/2020            18,967
     15,000   NBCUniversal Enterprise(a)                                            1.37(b)           4/15/2018            15,093
                                                                                                                       ----------
                                                                                                                           34,060
                                                                                                                       ----------
              CASINOS & GAMING (0.3%)
      9,799   Las Vegas Sands Corp.(c)                                              3.25             12/19/2020             9,826
                                                                                                                       ----------
              CATALOG RETAIL (0.1%)
      3,000   QVC, Inc.                                                             3.13              4/01/2019             3,087
                                                                                                                       ----------
              GENERAL MERCHANDISE STORES (0.2%)
      6,356   Dollar Tree, Inc.(c)                                                  3.50              7/06/2022             6,404
                                                                                                                       ----------
              HOUSEHOLD APPLIANCES (0.2%)
      7,000   Whirlpool Corp.                                                       1.35              3/01/2017             7,009
                                                                                                                       ----------
              HOUSEWARES & SPECIALTIES (0.2%)
      8,000   Newell Brands, Inc.                                                   2.60              3/29/2019             8,233
                                                                                                                       ----------
              MOVIES & ENTERTAINMENT (0.1%)
      4,775   Regal Cinemas Corp.(c)                                                3.50              4/01/2022             4,805
                                                                                                                       ----------
              RESTAURANTS (0.3%)
     10,145   ARAMARK Services, Inc.(c)                                             3.25              9/07/2019            10,196
                                                                                                                       ----------
              SPECIALTY STORES (0.4%)
      1,975   PetSmart, Inc.(c)                                                     4.25              3/11/2022             1,982
     10,000   Staples, Inc.                                                         2.75              1/12/2018            10,129
                                                                                                                       ----------
                                                                                                                           12,111
                                                                                                                       ----------
              Total Consumer Discretionary                                                                                110,812
                                                                                                                       ----------

================================================================================

22  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
              CONSUMER STAPLES (3.7%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
 $    5,000   Cargill, Inc.(a)                                                      1.90%             3/01/2017        $    5,030
                                                                                                                       ----------
              BREWERS (0.2%)
      5,000   Molson Coors Brewing Co.                                              2.10              7/15/2021             5,072
                                                                                                                       ----------
              DRUG RETAIL (1.4%)
     20,000   CVS Health Corp.                                                      1.90              7/20/2018            20,301
      5,000   CVS Health Corp.                                                      2.13              6/01/2021             5,102
      7,000   Walgreens Boots Alliance, Inc.                                        1.75             11/17/2017             7,056
      8,000   Walgreens Boots Alliance, Inc.                                        2.70             11/18/2019             8,293
      5,000   Walgreens Boots Alliance, Inc.                                        2.60              6/01/2021             5,129
                                                                                                                       ----------
                                                                                                                           45,881
                                                                                                                       ----------
              HOUSEHOLD PRODUCTS (0.3%)
     10,000   Church & Dwight Co., Inc.                                             2.45             12/15/2019            10,154
                                                                                                                       ----------
              PACKAGED FOODS & MEAT (1.2%)
      7,000   JM Smucker Co.                                                        1.75              3/15/2018             7,054
      5,000   JM Smucker Co.                                                        2.50              3/15/2020             5,149
      5,000   Kraft Foods Group, Inc.                                               2.25              6/05/2017             5,046
     15,000   Kraft Heinz Foods Co.(a)                                              2.00              7/02/2018            15,220
      5,000   Mead Johnson Nutrition Co.                                            3.00             11/15/2020             5,266
      2,605   Tyson Foods, Inc.                                                     4.50              6/15/2022             2,897
                                                                                                                       ----------
                                                                                                                           40,632
                                                                                                                       ----------
              SOFT DRINKS (0.0%)
      1,000   Coca-Cola Co.                                                         1.80              9/01/2016             1,001
                                                                                                                       ----------
              TOBACCO (0.5%)
      5,000   Reynolds American, Inc.                                               2.30              8/21/2017             5,057
     10,000   Reynolds American, Inc.                                               2.30              6/12/2018            10,182
                                                                                                                       ----------
                                                                                                                           15,239
                                                                                                                       ----------
              Total Consumer Staples                                                                                      123,009
                                                                                                                       ----------
              ENERGY (8.2%)
              -------------
              INTEGRATED OIL & GAS (0.4%)
     15,000   ConocoPhillips Co.                                                    1.50              5/15/2018            15,009
                                                                                                                       ----------
              OIL & GAS DRILLING (0.5%)
      5,000   Nabors Industries, Inc.                                               2.35              9/15/2016             4,994
      4,000   Noble Holding International Ltd.                                      2.50              3/15/2017             3,908
      5,000   Noble Holding International Ltd.                                      5.00              3/16/2018             4,829
      5,000   Transocean, Inc.                                                      6.80             12/15/2016             5,031
                                                                                                                       ----------
                                                                                                                           18,762
                                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
              OIL & GAS EQUIPMENT & SERVICES (0.7%)
$    20,000   Schlumberger Holdings Corp.(a)                                        1.90%            12/21/2017        $   20,177
      3,215   Weatherford International Ltd.                                        5.13              9/15/2020             3,038
                                                                                                                       ----------
                                                                                                                           23,215
                                                                                                                       ----------
              OIL & GAS EXPLORATION & PRODUCTION (1.3%)
     10,000   Devon Energy Corp.                                                    1.19(b)          12/15/2016             9,949
     15,000   EQT Corp.                                                             6.50              4/01/2018            15,693
      3,400   Murphy Oil Corp.                                                      3.50             12/01/2017             3,412
      7,000   Southwestern Energy Co.                                               5.05              1/23/2018             7,145
      6,950   Southwestern Energy Co.                                               5.80              1/23/2020             6,811
                                                                                                                       ----------
                                                                                                                           43,010
                                                                                                                       ----------
              OIL & GAS REFINING & MARKETING (0.2%)
        430   EnLink Midstream Partners, LP                                         2.70              4/01/2019               421
      5,000   Phillips 66                                                           2.95              5/01/2017             5,067
                                                                                                                       ----------
                                                                                                                            5,488
                                                                                                                       ----------
              OIL & GAS STORAGE & TRANSPORTATION (5.1%)
        477   Alliance Pipeline, LP(a)                                              7.00             12/31/2019               516
      5,000   Boardwalk Pipelines, LLC                                              5.50              2/01/2017             5,087
      5,040   Boardwalk Pipelines, LLC                                              5.75              9/15/2019             5,256
      5,000   Columbia Pipeline Group, Inc.                                         2.45              6/01/2018             5,039
     10,000   Columbia Pipeline Group, Inc.                                         3.30              6/01/2020            10,418
      7,150   Copano Energy, LLC                                                    7.13              4/01/2021             7,403
      5,000   DCP Midstream, LLC(a)                                                 5.35              3/15/2020             5,050
      5,000   DCP Midstream, LLC(a)                                                 4.75              9/30/2021             4,813
      9,306   Enable Oklahoma Intrastate Transmission, LLC(a)                       6.25              3/15/2020             9,812
      2,000   Enbridge Energy Partners, LP                                          9.88              3/01/2019             2,334
     11,400   Enbridge Energy Partners, LP                                          8.05             10/01/2077             9,120
      5,000   Energy Transfer Partners, LP                                          2.50              6/15/2018             5,042
      1,000   Energy Transfer Partners, LP                                          9.70              3/15/2019             1,154
      5,000   Energy Transfer Partners, LP                                          4.15             10/01/2020             5,194
     12,000   Energy Transfer Partners, LP                                          3.65(b)          11/01/2066             8,220
     10,000   Enterprise Products Operating, LLC                                    1.65              5/07/2018            10,070
      7,000   Enterprise Products Operating, LLC                                    2.55             10/15/2019             7,210
     10,000   Enterprise Products Operating, LLC                                    7.03              1/15/2068            10,552
      2,861   Kern River Funding Corp.(a)                                           4.89              4/30/2018             3,033
      5,000   Kinder Morgan, Inc.                                                   2.00             12/01/2017             5,022
      4,000   NGPL PipeCo, LLC(a)                                                   7.12             12/15/2017             4,210
     16,968   NuStar Logistics, LP                                                  8.15              4/15/2018            18,315
      5,000   ONEOK Partners, LP                                                    3.80              3/15/2020             5,165

================================================================================

24  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
$    10,000   Plains All American Pipeline, LP                                      2.60%            12/15/2019        $    9,987
     12,000   Sabine Pass LNG, LP                                                   7.50             11/30/2016            12,202
                                                                                                                       ----------
                                                                                                                          170,224
                                                                                                                       ----------
              Total Energy                                                                                                275,708
                                                                                                                       ----------
              FINANCIALS (17.1%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
     10,000   FS Investment Corp.                                                   4.00              7/15/2019            10,101
      5,000   State Street Corp.                                                    1.35              5/15/2018             5,029
                                                                                                                       ----------
                                                                                                                           15,130
                                                                                                                       ----------
              CONSUMER FINANCE (0.6%)
      5,000   Capital One, N.A.                                                     1.50              9/05/2017             5,009
      5,000   Discover Bank                                                         3.10              6/04/2020             5,160
     10,000   Synchrony Financial                                                   2.60              1/15/2019            10,134
                                                                                                                       ----------
                                                                                                                           20,303
                                                                                                                       ----------
              DIVERSIFIED BANKS (1.9%)
     10,000   Bank of America Corp.                                                 5.00              5/13/2021            11,258
      7,000   Bank of America, N.A.                                                 6.10              6/15/2017             7,289
     10,000   Citigroup, Inc.                                                       1.55              8/14/2017            10,026
      5,000   Citigroup, Inc.                                                       1.85             11/24/2017             5,027
     15,000   Citizens Bank, N.A.                                                   2.55              5/13/2021            15,326
     10,000   Comerica Bank                                                         2.50              6/02/2020            10,310
      5,000   JPMorgan Chase & Co.                                                  1.35              2/15/2017             5,011
                                                                                                                       ----------
                                                                                                                           64,247
                                                                                                                       ----------
              LIFE & HEALTH INSURANCE (2.3%)
      5,000   MetLife Global Funding I(a)                                           3.65              6/14/2018             5,215
     10,000   New York Life Global Funding(a)                                       1.30             10/30/2017            10,038
     20,000   New York Life Global Funding(a)                                       1.30              4/27/2018            20,056
     17,550   Protective Life Corp.                                                 6.40              1/15/2018            18,609
      5,000   Reliance Standard Life Global Funding II(a)                           2.15             10/15/2018             5,047
     16,400   TIAA Asset Management Finance, LLC(a)                                 2.95             11/01/2019            16,841
                                                                                                                       ----------
                                                                                                                           75,806
                                                                                                                       ----------
              MULTI-LINE INSURANCE (0.3%)
      2,545   Glen Meadow Pass-Through Trust(a)                                     6.51              2/12/2067             1,895
      9,000   MassMutual Global Funding, LLC(a)                                     2.10              8/02/2018             9,184
                                                                                                                       ----------
                                                                                                                           11,079
                                                                                                                       ----------
              MULTI-SECTOR HOLDINGS (0.2%)
      5,000   Berkshire Hathaway, Inc.                                              2.20              3/15/2021             5,180
                                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
$     4,030   AWAS Finance Luxembourg(c)                                            3.50%             7/16/2018        $    4,037
      3,017   Receipts on Corporate Securities Trust                                6.50              8/01/2017             3,108
                                                                                                                       ----------
                                                                                                                            7,145
                                                                                                                       ----------
              PROPERTY & CASUALTY INSURANCE (2.3%)
     12,000   Allstate Corp.                                                        6.13              5/15/2067            11,130
     22,016   Chubb Corp.                                                           6.38              3/29/2067            19,876
     12,420   Oil Insurance Ltd.(a)                                                 3.61(b)                   -(d)          9,812
     15,080   Progressive Corp.                                                     6.70              6/15/2067            14,062
     21,596   Sirius International Group(a)                                         6.38              3/20/2017            22,076
                                                                                                                       ----------
                                                                                                                           76,956
                                                                                                                       ----------
              REGIONAL BANKS (5.5%)
      8,000   Allfirst Preferred Capital Trust                                      2.18(b)           7/15/2029             6,690
     13,000   Associated Banc-Corp.                                                 2.75             11/15/2019            13,146
      8,000   BB&T Corp.                                                            1.51(b)           6/15/2018             8,043
     13,550   Compass Bank                                                          1.85              9/29/2017            13,513
      4,000   Compass Bank                                                          6.40             10/01/2017             4,199
      5,000   Compass Bank                                                          2.75              9/29/2019             4,983
      5,000   Cullen/Frost Bankers, Inc.                                            1.16(b)           2/15/2017             4,990
      3,000   Fifth Third Bancorp                                                   1.07(b)          12/20/2016             2,999
      3,806   Fifth Third Bancorp                                                   4.50              6/01/2018             4,009
      5,000   First Niagara Financial Group, Inc.                                   6.75              3/19/2020             5,695
     15,000   First Republic Bank                                                   2.38              6/17/2019            15,158
      8,500   Fulton Financial Corp.                                                5.75              5/01/2017             8,708
      1,900   Hancock Holding Co.                                                   5.88              4/01/2017             1,943
     10,000   Huntington National Bank                                              1.35              8/02/2016            10,000
      5,000   Huntington National Bank                                              1.38              4/24/2017             5,012
      5,000   Manufacturers & Traders Trust Co.                                     1.25              1/30/2017             5,003
     10,000   MUFG Americas Holdings Corp.                                          2.25              2/10/2020            10,111
      5,000   MUFG Union Bank, N.A.                                                 2.13              6/16/2017             5,051
      5,000   MUFG Union Bank, N.A.                                                 2.63              9/26/2018             5,104
      9,500   People's United Financial, Inc.                                       3.65             12/06/2022             9,821
      3,112   Regions Bank of Birmingham                                            7.50              5/15/2018             3,413
     10,000   Regions Bank of Birmingham                                            2.25              9/14/2018            10,072
     10,000   Regions Financial Corp.                                               3.20              2/08/2021            10,342
     10,000   Santander Holdings USA, Inc.                                          2.65              4/17/2020            10,060
      5,000   SunTrust Banks, Inc.                                                  2.90              3/03/2021             5,224
                                                                                                                       ----------
                                                                                                                          183,289
                                                                                                                       ----------
              REINSURANCE (0.0%)
      1,250   Alterra USA Holdings Ltd.(a)                                          7.20              4/14/2017             1,287
                                                                                                                       ----------
              REITs - DIVERSIFIED (0.2%)
      8,333   ARC Properties Operating Partnership, LP(c)                           2.63              6/30/2018             8,125
                                                                                                                       ----------

================================================================================

26  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
              REITs - HEALTH CARE (0.3%)
$     2,505   Health Care REIT, Inc.                                                4.13%             4/01/2019        $    2,646
      2,950   Nationwide Health Properties, Inc.                                    6.90             10/01/2037             3,796
      3,000   Ventas Realty, LP                                                     4.00              4/30/2019             3,166
                                                                                                                       ----------
                                                                                                                            9,608
                                                                                                                       ----------
              REITs - HOTEL & RESORT (0.2%)
      8,080   Hospitality Properties Trust                                          5.63              3/15/2017             8,266
                                                                                                                       ----------
              REITs - INDUSTRIAL (0.2%)
      7,300   First Industrial, LP                                                  5.95              5/15/2017             7,543
                                                                                                                       ----------
              REITs - OFFICE (0.6%)
      9,000   Boston Properties, LP(e)                                              3.70             11/15/2018             9,416
      3,700   Equity Commonwealth                                                   6.25              6/15/2017             3,761
      7,000   Mack-Cali Realty, LP                                                  2.50             12/15/2017             7,033
                                                                                                                       ----------
                                                                                                                           20,210
                                                                                                                       ----------
              REITs - RESIDENTIAL (0.6%)
     11,664   AvalonBay Communities, Inc.                                           5.70              3/15/2017            11,968
      8,425   Essex Portfolio, LP                                                   5.50              3/15/2017             8,626
                                                                                                                       ----------
                                                                                                                           20,594
                                                                                                                       ----------
              REITs - RETAIL (0.3%)
     11,355   Realty Income Corp.                                                   2.00              1/31/2018            11,448
                                                                                                                       ----------
              REITs - SPECIALIZED (0.4%)
     10,000   American Tower Corp.                                                  3.40              2/15/2019            10,478
      3,960   Communications Sales & Leasing, Inc.(c)                               5.00             10/24/2022             3,964
                                                                                                                       ----------
                                                                                                                           14,442
                                                                                                                       ----------
              SPECIALIZED FINANCE (0.2%)
      5,000   S&P Global, Inc.                                                      2.50              8/15/2018             5,096
                                                                                                                       ----------
              THRIFTS & MORTGAGE FINANCE (0.3%)
      8,600   Chittenden Corp.                                                      1.31(b)           2/14/2017             8,581
                                                                                                                       ----------
              Total Financials                                                                                            574,335
                                                                                                                       ----------
              HEALTH CARE (3.2%)
              ------------------
              BIOTECHNOLOGY (1.0%)
      5,000   AbbVie, Inc.                                                          1.75             11/06/2017             5,029
     10,000   AbbVie, Inc.                                                          1.80              5/14/2018            10,085
     10,000   AbbVie, Inc.                                                          2.30              5/14/2021            10,206
      8,000   Baxalta, Inc.                                                         2.00              6/22/2018             7,996
                                                                                                                       ----------
                                                                                                                           33,316
                                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT (0.5%)
$    10,000   Becton Dickinson and Co.                                              1.45%             5/15/2017        $   10,035
      5,000   Medtronic, Inc.                                                       2.50              3/15/2020             5,207
                                                                                                                       ----------
                                                                                                                           15,242
                                                                                                                       ----------
              HEALTH CARE SERVICES (0.1%)
      5,000   Express Scripts Holding Co.                                           3.00              7/15/2023             5,092
                                                                                                                       ----------
              PHARMACEUTICALS (1.6%)
      5,000   Actavis Funding SCS                                                   2.35              3/12/2018             5,075
      5,000   Actavis Funding SCS                                                   3.00              3/12/2020             5,206
     10,000   Mallinckrodt International Finance S.A.                               3.50              4/15/2018             9,988
      7,000   Mylan N.V.(a)                                                         3.00             12/15/2018             7,217
      5,000   Mylan N.V.(a)                                                         2.50              6/07/2019             5,095
      5,789   Valeant Pharmaceuticals International, Inc.(c)                        4.50              2/13/2019             5,732
        827   Valeant Pharmaceuticals International, Inc.(c)                        4.75             12/11/2019               819
     11,278   Zoetis, Inc.                                                          1.88              2/01/2018            11,330
      3,005   Zoetis, Inc.                                                          3.25              2/01/2023             3,095
                                                                                                                       ----------
                                                                                                                           53,557
                                                                                                                       ----------
              Total Health Care                                                                                           107,207
                                                                                                                       ----------
              INDUSTRIALS (4.4%)
              ------------------
              AEROSPACE & DEFENSE (0.3%)
      3,468   TransDigm, Inc.(c)                                                    3.75              6/09/2023             3,450
      5,000   United Technologies Corp.                                             1.80              6/01/2017             5,037
                                                                                                                       ----------
                                                                                                                            8,487
                                                                                                                       ----------
              AIR FREIGHT & LOGISTICS (0.2%)
      5,000   FedEx Corp.                                                           2.30              2/01/2020             5,124
        698   FedEx Corp. Pass-Through Trust(a)                                     2.63              1/15/2018               701
      2,368   FedEx Corp. Pass-Through Trust                                        6.85              7/15/2020             2,510
                                                                                                                       ----------
                                                                                                                            8,335
                                                                                                                       ----------
              AIRLINES (1.9%)
        462   America West Airlines, Inc. Pass-Through Trust                        7.12              7/02/2018               470
      6,052   American Airlines 2014-1 Class B Pass-Through Trust                   4.38              4/01/2024             6,166
      5,000   American Airlines 2015-2 Class B Pass-Through Trust                   4.40              3/22/2025             5,114
     14,800   Aviation Capital Group Corp.(a)                                       3.88              9/27/2016            14,856
      1,507   Continental Airlines 1998-1 Class A Pass-Through Trust                6.65              3/15/2019             1,544
     10,828   Continental Airlines, Inc. Pass-Through Trust                         5.50              4/29/2022            11,166
        702   United Airlines, Inc. Pass-Through Trust                              9.75              7/15/2018               723
      4,318   United Airlines, Inc. Pass-Through Trust                              5.38              2/15/2023             4,507
      1,493   United Airlines, Inc. Pass-Through Trust                              4.63              3/03/2024             1,499
      3,572   US Airways Group, Inc. Pass-Through Trust                             8.50             10/22/2018             3,711
      1,018   US Airways Group, Inc. Pass-Through Trust (INS)                       7.08              9/20/2022             1,100

================================================================================

28  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
$     6,347   US Airways Group, Inc. Pass-Through Trust                             5.38%             5/15/2023        $    6,497
      4,850   US Airways, Inc.(c)                                                   3.50              5/23/2019             4,857
                                                                                                                       ----------
                                                                                                                           62,210
                                                                                                                       ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.3%)
      9,800   Terex Corp.(c)                                                        3.50              8/13/2021             9,714
                                                                                                                       ----------
              INDUSTRIAL MACHINERY (0.4%)
      3,000   CNH Industrial Capital, LLC                                           3.63              4/15/2018             3,053
      4,583   CNH Industrial Capital, LLC                                           3.38              7/15/2019             4,594
      5,000   Fortive Corp.(a)                                                      1.80              6/15/2019             5,042
                                                                                                                       ----------
                                                                                                                           12,689
                                                                                                                       ----------
              TRADING COMPANIES & DISTRIBUTORS (0.5%)
      2,554   International Lease Finance Corp.                                     3.88              4/15/2018             2,637
     13,000   International Lease Finance Corp.(a)                                  7.13              9/01/2018            14,430
                                                                                                                       ----------
                                                                                                                           17,067
                                                                                                                       ----------
              TRUCKING (0.8%)
      5,000   ERAC USA Finance, LLC(a)                                              2.75              3/15/2017             5,047
      3,000   ERAC USA Finance, LLC(a)                                              6.38             10/15/2017             3,172
      4,970   Penske Truck Leasing Co., LP / PTL Finance Corp.(a)                   3.38              3/15/2018             5,094
     14,000   Penske Truck Leasing Co., LP / PTL Finance Corp.(a)                   2.88              7/17/2018            14,244
                                                                                                                       ----------
                                                                                                                           27,557
                                                                                                                       ----------
              Total Industrials                                                                                           146,059
                                                                                                                       ----------
              INFORMATION TECHNOLOGY (1.8%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (0.2%)
      5,000   Harris Corp.                                                          2.70              4/27/2020             5,123
                                                                                                                       ----------
              DATA PROCESSING & OUTSOURCED SERVICES (0.4%)
     10,000   Total System Services, Inc.                                           2.38              6/01/2018            10,070
      3,000   Xerox Corp.                                                           2.95              3/15/2017             3,016
                                                                                                                       ----------
                                                                                                                           13,086
                                                                                                                       ----------
              ELECTRONIC COMPONENTS (0.1%)
      5,000   Amphenol Corp.                                                        2.55              1/30/2019             5,084
                                                                                                                       ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
      5,000   FLIR Systems, Inc.                                                    3.13              6/15/2021             5,190
                                                                                                                       ----------
              ELECTRONIC MANUFACTURING SERVICES (0.5%)
     16,892   Molex Electronics Technologies, LLC(a)                                2.88              4/15/2020            17,018
                                                                                                                       ----------
              SYSTEMS SOFTWARE (0.1%)
      5,000   Oracle Corp.                                                          2.40              9/15/2023             5,055
                                                                                                                       ----------
              TECHNOLOGY DISTRIBUTORS (0.1%)
      5,000   Tech Data Corp.                                                       3.75              9/21/2017             5,113
                                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.2%)
$     5,000   Diamond 1 Finance Corp & Diamond 2 Finance Corp.(a)                   3.48%             6/01/2019        $    5,147
                                                                                                                       ----------
              Total Information Technology                                                                                 60,816
                                                                                                                       ----------
              MATERIALS (1.0%)
              ----------------
              ALUMINUM (0.2%)
      5,046   Alcoa, Inc.                                                           6.75              7/15/2018             5,494
                                                                                                                       ----------
              CONSTRUCTION MATERIALS (0.3%)
     10,000   Martin Marietta Materials, Inc.                                       1.73(b)           6/30/2017             9,972
                                                                                                                       ----------
              DIVERSIFIED METALS & MINING (0.3%)
      3,000   Freeport-McMoRan, Inc.                                                2.30             11/14/2017             3,008
      6,097   Freeport-McMoRan, Inc.(c)                                             3.25              5/31/2018             6,048
      2,000   Freeport-McMoRan, Inc.                                                3.10              3/15/2020             1,864
                                                                                                                       ----------
                                                                                                                           10,920
                                                                                                                       ----------
              SPECIALTY CHEMICALS (0.2%)
      6,000   Albemarle Corp.                                                       3.00             12/01/2019             6,117
                                                                                                                       ----------
              Total Materials                                                                                              32,503
                                                                                                                       ----------
              TELECOMMUNICATION SERVICES (1.9%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.4%)
     25,000   AT&T, Inc.                                                            2.45              6/30/2020            25,624
      5,000   Centel Capital Corp.                                                  9.00             10/15/2019             5,823
      3,600   CenturyLink, Inc.                                                     6.45              6/15/2021             3,861
      2,500   Frontier Communications Corp.                                         8.88              9/15/2020             2,696
     10,000   Verizon Communications, Inc.                                          1.35              6/09/2017            10,028
                                                                                                                       ----------
                                                                                                                           48,032
                                                                                                                       ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.5%)
     11,250   CC Holdings GS V, LLC / Crown Castle GS III Corp.                     2.38             12/15/2017            11,374
      4,770   Grain Spectrum Funding, LLC(a)                                        4.00             10/10/2018             4,769
                                                                                                                       ----------
                                                                                                                           16,143
                                                                                                                       ----------
              Total Telecommunication Services                                                                             64,175
                                                                                                                       ----------
              UTILITIES (5.1%)
              ----------------
              ELECTRIC UTILITIES (3.3%)
      1,000   Baltimore Gas and Electric Co.                                        5.90             10/01/2016             1,008
      8,000   Duke Energy Corp.                                                     2.10              6/15/2018             8,084
      6,700   Entergy Corp.                                                         4.70              1/15/2017             6,785
     10,000   Eversource Energy                                                     1.60              1/15/2018            10,069
     15,000   Exelon Corp.                                                          1.55              6/09/2017            15,032
      7,000   FirstEnergy Corp.                                                     2.75              3/15/2018             7,089
     12,000   IPALCO Enterprises, Inc.(e)                                           5.00              5/01/2018            12,660
      7,000   IPALCO Enterprises, Inc.                                              3.45              7/15/2020             7,227

================================================================================

30  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
$    10,000   NextEra Energy Capital Holding, Inc.                                  1.59%             6/01/2017        $   10,034
     10,000   NextEra Energy Capital Holding, Inc.                                  2.06              9/01/2017            10,065
      7,000   Otter Tail Corp.                                                      9.00             12/15/2016             7,168
      1,000   Public Service Co. of Oklahoma                                        6.15              8/01/2016             1,000
      5,000   Southern Co.                                                          1.85              7/01/2019             5,063
      1,097   Tri-State Generation & Transmission Association Pass-Through
                Trust(a)                                                            6.04              1/31/2018             1,123
     10,000   Xcel Energy, Inc.                                                     1.20              6/01/2017             9,996
                                                                                                                       ----------
                                                                                                                          112,403
                                                                                                                       ----------
              GAS UTILITIES (0.1%)
      5,000   Black Hills Gas, LLC(a)                                               5.90              4/01/2017             5,104
                                                                                                                       ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.9%)
      7,975   Exelon Generation Co., LLC                                            4.00             10/01/2020             8,590
     10,000   Southern Power Co.                                                    1.50              6/01/2018            10,041
     10,000   Southern Power Co.                                                    2.38              6/01/2020            10,220
                                                                                                                       ----------
                                                                                                                           28,851
                                                                                                                       ----------
              MULTI-UTILITIES (0.8%)
     10,000   Black Hills Corp.                                                     2.50              1/11/2019            10,199
      6,000   Dominion Resources, Inc.                                              2.96              7/01/2019             6,166
     10,000   Sempra Energy                                                         2.40              3/15/2020            10,219
                                                                                                                       ----------
                                                                                                                           26,584
                                                                                                                       ----------
              Total Utilities                                                                                             172,942
                                                                                                                       ----------
              Total Corporate Obligations (cost: $1,658,626)                                                            1,667,566
                                                                                                                       ----------

              EURODOLLAR AND YANKEE OBLIGATIONS (15.5%)

              CONSUMER DISCRETIONARY (1.1%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (1.1%)
      5,000   Daimler Finance, N.A., LLC(a)                                         1.88              1/11/2018             5,044
     10,000   Hyundai Capital America(a)                                            1.88              8/09/2016            10,002
      2,000   Hyundai Capital America(a)                                            1.45              2/06/2017             2,001
      7,800   Hyundai Capital Services, Inc.(a)                                     1.45(b)           3/18/2017             7,803
     13,235   Nissan Motor Acceptance Corp.(a)                                      1.23(b)           3/03/2017            13,243
                                                                                                                       ----------
                                                                                                                           38,093
                                                                                                                       ----------
              Total Consumer Discretionary                                                                                 38,093
                                                                                                                       ----------
              CONSUMER STAPLES (1.9%)
              -----------------------
              BREWERS (0.8%)
      5,000   SABMiller Holdings, Inc.(a)                                           2.45              1/15/2017             5,035
      9,530   SABMiller Holdings, Inc.(a)                                           2.20              8/01/2018             9,679
     10,000   SABMiller Holdings, Inc.(a)                                           3.75              1/15/2022            10,868
                                                                                                                       ----------
                                                                                                                           25,582
                                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
              DISTILLERS & VINTNERS (0.1%)
$     5,000   Pernod Ricard S.A.(a)                                                 2.95%             1/15/2017        $    5,035
                                                                                                                       ----------
              PACKAGED FOODS & MEAT (0.3%)
      8,393   Grupo Bimbo SAB de CV(a)                                              4.50              1/25/2022             9,182
                                                                                                                       ----------
              TOBACCO (0.7%)
      5,000   B.A.T. International Finance plc(a)                                   2.13              6/07/2017             5,041
      7,000   Imperial Tobacco Finance plc(a)                                       2.05              7/20/2018             7,071
     10,000   Imperial Tobacco Finance plc(a)                                       2.95              7/21/2020            10,369
                                                                                                                       ----------
                                                                                                                           22,481
                                                                                                                       ----------
              Total Consumer Staples                                                                                       62,280
                                                                                                                       ----------
              ENERGY (1.5%)
              -------------
              INTEGRATED OIL & GAS (1.1%)
      8,000   BP Capital Markets plc                                                1.63              8/17/2017             8,029
     12,820   Origin Energy Finance Ltd.(a)                                         3.50             10/09/2018            12,945
     15,000   Shell International Finance B.V.                                      1.13              8/21/2017            15,025
                                                                                                                       ----------
                                                                                                                           35,999
                                                                                                                       ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.4%)
      7,500   Enbridge, Inc.                                                        1.14(b)           6/02/2017             7,406
      6,000   TransCanada PipeLines Ltd.                                            1.88              1/12/2018             6,035
                                                                                                                       ----------
                                                                                                                           13,441
                                                                                                                       ----------
              Total Energy                                                                                                 49,440
                                                                                                                       ----------
              FINANCIALS (6.5%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
     16,756   Brookfield Asset Management, Inc.                                     5.80              4/25/2017            17,285
                                                                                                                       ----------
              DIVERSIFIED BANKS (4.2%)
      5,000   ANZ New Zealand International Ltd.(a)                                 2.60              9/23/2019             5,129
      5,000   ANZ New Zealand International Ltd.(a)                                 2.85              8/06/2020             5,182
      4,000   Banco Santander Chile(a)                                              1.56(b)           4/11/2017             4,010
     10,000   Bank of Montreal                                                      1.40              4/10/2018            10,035
      7,500   Barclays Bank plc(a)                                                  2.25              5/10/2017             7,569
      5,000   BPCE S.A.                                                             1.63              2/10/2017             5,012
      2,000   Commonwealth Bank of Australia(a)                                     2.25              3/16/2017             2,015
      5,000   Cooperatieve Rabobank U.A.                                            3.38              1/19/2017             5,053
      5,000   DNB Bank ASA(a)                                                       3.20              4/03/2017             5,066
      5,000   Lloyds Bank plc                                                       4.20              3/28/2017             5,110
      7,000   National Australia Bank Ltd.                                          2.75              3/09/2017             7,074
     10,010   Royal Bank of Scotland Group plc                                      9.50              3/16/2022            10,472
     10,000   Santander Bank, N.A.                                                  2.00              1/12/2018            10,020
     14,350   Santander Bank, N.A.                                                  8.75              5/30/2018            15,966

================================================================================

32  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
$     5,000   Santander UK plc                                                      2.35%             9/10/2019        $    5,041
     19,000   Standard Chartered Bank(a)                                            6.40              9/26/2017            19,996
      5,000   Standard Chartered plc(a)                                             2.25              4/17/2020             5,003
      5,000   Svenska Handelsbanken AB                                              2.88              4/04/2017             5,064
      8,000   Toronto-Dominion Bank                                                 1.40              4/30/2018             8,038
                                                                                                                       ----------
                                                                                                                          140,855
                                                                                                                       ----------
              DIVERSIFIED CAPITAL MARKETS (0.3%)
     10,000   UBS Group Funding Ltd.(a)                                             2.95              9/24/2020            10,300
                                                                                                                       ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
      7,000   ING Bank N.V.(a)                                                      3.75              3/07/2017             7,105
      2,000   ING Capital Funding Trust III                                         4.23(b)                  -(d)           1,978
                                                                                                                       ----------
                                                                                                                            9,083
                                                                                                                       ----------
              PROPERTY & CASUALTY INSURANCE (0.9%)
     12,000   QBE Insurance Group Ltd.(a)                                           2.40              5/01/2018            12,099
     17,000   Suncorp-Metway Ltd.(a)                                                1.70              3/28/2017            17,134
                                                                                                                       ----------
                                                                                                                           29,233
                                                                                                                       ----------
              REITs - RETAIL (0.3%)
      5,000   Scentre Group Trust(a)                                                2.38              4/28/2021             5,075
      7,000   WEA Finance, LLC(a)                                                   1.75              9/15/2017             7,021
                                                                                                                       ----------
                                                                                                                           12,096
                                                                                                                       ----------
              Total Financials                                                                                            218,852
                                                                                                                       ----------
              INDUSTRIALS (2.4%)
              ------------------
              AEROSPACE & DEFENSE (0.1%)
      3,580   BAE Systems Holdings, Inc.(a)                                         2.85             12/15/2020             3,684
                                                                                                                       ----------
              AIRLINES (1.1%)
     10,000   Air Canada Pass-Through Trust(a)                                      5.00              3/15/2020             9,737
     10,513   British Airways Pass-Through Trust plc(a)                             5.63             12/20/2021            10,973
     10,616   Virgin Australia Trust(a)                                             5.00              4/23/2025            11,001
      5,000   WestJet Airlines Ltd.(a)                                              3.50              6/16/2021             5,103
                                                                                                                       ----------
                                                                                                                           36,814
                                                                                                                       ----------
              INDUSTRIAL CONGLOMERATES (0.4%)
      5,000   Hutchison Whampoa International Ltd.(a)                               3.50              1/13/2017             5,054
      6,600   Hutchison Whampoa International Ltd.(a)                               2.00             11/08/2017             6,664
                                                                                                                       ----------
                                                                                                                           11,718
                                                                                                                       ----------
              MARINE (0.3%)
     10,000   A.P. Moeller-Maersk A/S(a)                                            2.55              9/22/2019            10,166
                                                                                                                       ----------
              RAILROADS (0.3%)
     10,000   Asciano Finance(a)                                                    5.00              4/07/2018            10,333
                                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
              TRADING COMPANIES & DISTRIBUTORS (0.2%)
$     8,000   AerCap Ireland Capital Ltd.                                           2.75%             5/15/2017        $    8,065
                                                                                                                       ----------
              Total Industrials                                                                                            80,780
                                                                                                                       ----------
              MATERIALS (1.5%)
              ----------------
              CONSTRUCTION MATERIALS (0.2%)
      5,000   Holcim US Finance Sarl & Cie SCS(a)                                   6.00             12/30/2019             5,602
                                                                                                                       ----------
              DIVERSIFIED METALS & MINING (1.0%)
      5,000   Anglo American Capital plc(a)                                         2.63              9/27/2017             5,017
      3,000   Anglo American Capital plc(a)                                         3.63              5/14/2020             2,925
     11,516   Glencore Finance Canada Ltd.                                          3.60              1/15/2017            11,614
     14,000   Glencore Finance Canada Ltd.(a)                                       2.70             10/25/2017            14,067
                                                                                                                       ----------
                                                                                                                           33,623
                                                                                                                       ----------
              STEEL (0.3%)
      4,500   ArcelorMittal                                                         5.13              6/01/2020             4,662
      5,467   Vale Overseas Ltd.                                                    6.25              1/23/2017             5,583
                                                                                                                       ----------
                                                                                                                           10,245
                                                                                                                       ----------
              Total Materials                                                                                              49,470
                                                                                                                       ----------
              UTILITIES (0.6%)
              ----------------
              ELECTRIC UTILITIES (0.3%)
      5,000   Emera US Finance, LP(a)                                               2.15              6/15/2019             5,074
      5,000   Emera US Finance, LP(a)                                               2.70              6/15/2021             5,123
                                                                                                                       ----------
                                                                                                                           10,197
                                                                                                                       ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
     10,000   TransAlta Corp.                                                       1.90              6/03/2017             9,817
              Total Utilities                                                                                              20,014
                                                                                                                       ----------
              Total Eurodollar and Yankee Obligations (cost: $513,495)                                                    518,929
                                                                                                                       ----------

              ASSET-BACKED SECURITIES (8.7%)

              FINANCIALS (8.7%)
              -----------------
              ASSET-BACKED FINANCING (8.7%)
      1,717   Access Group, Inc.                                                    0.97(b)           4/25/2029             1,694
        889   American Credit Acceptance Receivables Trust(a)                       1.43              8/12/2019               889
      4,292   AmeriCredit Automobile Receivables Trust                              1.93              8/08/2018             4,297
      2,161   AmeriCredit Automobile Receivables Trust                              1.57              1/08/2019             2,163
      6,000   AmeriCredit Automobile Receivables Trust                              2.09              2/08/2019             6,015
      6,151   ARL First, LLC(a)                                                     2.23(b)          12/15/2042             5,963
      5,400   Avis Budget Rental Car Funding, LLC(a)                                3.68             11/20/2017             5,405
     12,000   Avis Budget Rental Car Funding, LLC(a)                                2.62              9/20/2019            12,015

================================================================================

34  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
$     5,000   Bank of The West Auto Trust(a)                                        1.65%             3/16/2020        $    5,030
     10,000   Bank of The West Auto Trust(a)                                        1.66              9/15/2020            10,056
      4,200   California Republic Auto Receivables Trust                            2.30             12/16/2019             4,243
      9,425   California Republic Auto Receivables Trust                            2.57             11/16/2020             9,502
        434   CenterPoint Energy Transition Bond Co. III, LLC                       4.19              2/01/2020               434
      7,084   CIT Education Loan Trust(a)                                           0.94(b)           6/25/2042             5,942
     15,000   CIT Equipment Collateral(a)                                           1.50             10/21/2019            15,004
      6,000   CNH Equipment Trust                                                   1.27             11/16/2020             6,003
      5,500   CNH Equipment Trust                                                   2.14              8/15/2022             5,546
      2,305   College Loan Corp. Trust                                              1.17(b)           1/15/2037             1,933
      4,986   Collegiate Funding Services Education Loan Trust                      0.94(b)           3/28/2035             4,494
      8,629   Credit Acceptance Auto Loan Trust(a)                                  1.55             10/15/2021             8,630
      4,000   Credit Acceptance Auto Loan Trust(a)                                  2.29              4/15/2022             3,998
      5,000   Credit Acceptance Auto Loan Trust(a)                                  2.67              9/15/2022             5,013
      4,836   Drive Auto Receivables Trust(a)                                       2.28              6/17/2019             4,850
      5,000   Drive Auto Receivables Trust "B"(a)                                   2.23              9/16/2019             5,010
      4,127   Element Rail Leasing I, LLC(a)                                        2.30              4/19/2044             4,016
      8,703   Enterprise Fleet Financing, LLC(a)                                    1.59              2/22/2021             8,712
      1,360   Exeter Automobile Receivables Trust(a)                                3.09              7/16/2018             1,363
         67   Exeter Automobile Receivables Trust(a)                                1.06              8/15/2018                67
        750   Exeter Automobile Receivables Trust(a)                                2.42              1/15/2019               750
      7,979   First Investors Auto Owner Trust(a)                                   3.04              8/15/2018             7,999
      5,000   First Investors Auto Owner Trust(a)                                   2.26              3/15/2019             5,008
      4,618   First Investors Auto Owner Trust(a)                                   1.49              6/15/2020             4,609
      2,000   Hertz Fleet Lease Funding, LP(a)                                      2.44(b)          12/10/2027             1,986
      1,667   Hertz Vehicle Financing, LLC(a)                                       1.86              8/25/2017             1,666
     10,500   Hertz Vehicle Financing, LLC(a)                                       2.96              9/25/2019            10,568
      3,000   Huntington Auto Trust "C"                                             2.15              6/15/2021             3,013
      3,327   Iowa Student Loan Liquidity Corp.                                     0.99(b)           9/25/2037             2,844
     10,000   MMAF Equipment Finance, LLC(a)                                        1.93              7/16/2021            10,114
      1,510   Nelnet Student Loan Trust                                             0.93(b)           9/22/2037             1,250
      4,640   Prestige Auto Receivables Trust(a)                                    1.52              4/15/2020             4,642
      6,000   Prestige Auto Receivables Trust "B"(a)                                1.74              5/15/2019             6,003
      2,320   Santander Drive Auto Receivables Trust                                1.95              3/15/2019             2,328
      5,803   Santander Drive Auto Receivables Trust                                1.45              5/15/2019             5,803
      4,500   Santander Drive Auto Receivables Trust                                2.73             10/15/2019             4,568
      5,000   SBA Tower Trust(a)                                                    2.90             10/15/2044             5,067
      5,577   SLC Student Loan Trust                                                0.98(b)           7/15/2036             5,425
      8,000   SLC Student Loan Trust                                                1.13(b)           7/15/2036             7,025
      6,278   SLM Student Loan Trust                                                1.09(b)           1/27/2025             6,161
      1,034   SLM Student Loan Trust                                                1.26(b)          10/25/2065               903
      5,000   Suntrust Auto Receivables Trust "B"(a)                                2.20              2/15/2021             5,075
      8,000   Suntrust Auto Receivables Trust "C"(a)                                2.50              4/15/2021             8,156

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
$     5,000   TCF Auto Receivables Owner Trust(a)                                   2.55%             4/15/2021        $    5,066
      7,500   TCF Auto Receivables Owner Trust "B"(a)                               2.49              4/15/2021             7,475
      4,712   Trinity Rail Leasing, LP(a)                                           2.27              1/15/2043             4,529
      7,952   Trip Rail Master Funding, LLC(a)                                      2.86              4/15/2044             7,872
      1,260   Westlake Automobile Receivables Trust(a)                              2.24              4/15/2020             1,260
      5,150   Westlake Automobile Receivables Trust(a)                              2.45              1/15/2021             5,151
                                                                                                                       ----------
                                                                                                                          290,603
                                                                                                                       ----------
              Total Financials                                                                                            290,603
                                                                                                                       ----------
              Total Asset-Backed Securities (cost: $291,686)                                                              290,603
                                                                                                                       ----------
              COLLATERALIZED LOAN OBLIGATIONS (1.7%)

              FINANCIALS (1.7%)
              -----------------
      3,000   Annisa Ltd.(a),(f),(g)                                                2.24(b)           7/20/2028             3,000
     17,000   Babson CLO Ltd.(a)                                                    1.87(b)           5/15/2023            17,001
      7,500   Dryden Senior Loan Fund(a)                                            2.18(b)           4/15/2027             7,502
     15,000   Marine Park CLO Ltd.(a)                                               1.91(b)          10/12/2023            14,987
     10,000   Race Point CLO Ltd.(a)                                                2.23(b)           7/25/2028            10,036
      4,000   Teachers Insurance and Annuity
               Association of America(a)                                            2.39(b)           7/20/2028             4,012
                                                                                                                       ----------
              Total Financials                                                                                             56,538
                                                                                                                       ----------
              Total Collateralized Loan Obligations (cost: $56,500)                                                        56,538
                                                                                                                       ----------
              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

              FINANCIALS (0.1%)
              -----------------
      3,689   Sequoia Mortgage Trust(a) (cost: $3,743)                              3.00(b)           5/25/2043             3,763
                                                                                                                       ----------
              COMMERCIAL MORTGAGE SECURITIES (5.2%)

              FINANCIALS (5.2%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (3.5%)
        469   Banc of America Commercial Mortgage, Inc.                             5.35             11/10/2042               468
        566   Banc of America Commercial Mortgage, Inc.                             4.73              7/10/2043               564
      4,320   Banc of America Commercial Mortgage, Inc.                             5.36             10/10/2045             4,331
        704   Banc of America Commercial Mortgage, Inc.                             5.68              7/10/2046               704
     10,000   Banc of America Commercial Mortgage, Inc.                             6.27              2/10/2051            10,572
     10,000   Barclays Commercial Mortgage Securities, LLC(a)                       2.04              2/15/2028             9,935
      4,500   CGWF Commercial Mortgage Trust(a)                                     1.43             11/15/2030             4,483
      4,175   Citigroup Commercial Mortgage Trust                                   1.39              7/10/2047             4,189
      4,300   Commercial Mortgage Trust(a)                                          2.05              2/13/2032             4,256
      3,690   Credit Suisse Commercial Mortgage Trust                               5.38              2/15/2040             3,717
        712   DB-UBS Mortgage Trust(e)                                              3.64              8/10/2044               712

================================================================================

36  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
$       112   DB-UBS Mortgage Trust(a)                                              3.74%            11/10/2046        $      113
      4,276   Greenwich Capital Commercial Funding Corp.                            5.77              7/10/2038             4,272
      2,470   GS Mortgage Securities Corp. II                                       2.54              1/10/2045             2,474
      8,426   GS Mortgage Securities Corp. II                                       2.32              5/10/2045             8,459
      5,173   GS Mortgage Securities Trust                                          1.21              7/10/2046             5,178
        457   J.P. Morgan Chase Commercial Mortgage Securities Corp.                5.12              7/15/2041               458
      1,629   J.P. Morgan Chase Commercial Mortgage Securities Corp.(a)             4.11              7/15/2046             1,699
     11,653   LB Commercial Mortgage Trust                                          5.92              7/15/2044            11,982
        465   LB-UBS Commercial Mortgage Trust                                      5.35             11/15/2038               465
      4,000   LB-UBS Commercial Mortgage Trust                                      5.41              9/15/2039             4,001
      1,672   LB-UBS Commercial Mortgage Trust                                      5.42              2/15/2040             1,687
      6,150   LB-UBS Commercial Mortgage Trust                                      5.46              2/15/2040             6,209
      6,287   Morgan Stanley Capital I, Inc.                                        5.57             12/15/2044             6,482
      2,216   Morgan Stanley Capital I, Inc.                                        5.27             10/12/2052             2,215
      2,534   Morgan Stanley Dean Witter Capital I, Inc.(a)                         5.25             12/17/2043             2,532
      7,676   UBS-Barclays Commercial Mortgage Trust                                2.73              8/10/2049             7,954
        218   Wachovia Bank Commercial Mortgage Trust                               5.57             10/15/2048               218
      2,323   Wachovia Bank Commercial Mortgage Trust                               5.31             11/15/2048             2,330
      5,000   Wachovia Bank Commercial Mortgage Trust                               5.70              6/15/2049             5,122
                                                                                                                       ----------
                                                                                                                          117,781
                                                                                                                       ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (1.7%)
     66,961   Commercial Mortgage Trust, acquired
                8/09/2012-8/27/2012; cost $8,602(h)                                 1.74              8/15/2045             5,377
     70,602   Commercial Mortgage Trust, acquired
                11/06/2012; cost $9,464(h)                                          1.92             10/15/2045             5,520
     34,518   Fannie Mae(+)                                                         4.01             12/25/2017             1,047
     86,257   Fannie Mae(+)                                                         2.11             12/25/2019             2,893
     79,777   Fannie Mae(+)                                                         0.76              5/25/2022             2,892
     81,750   Fannie Mae(+)                                                         0.62              8/25/2022             2,315
     23,653   Freddie Mac(+)                                                        1.50              4/25/2017               131
     62,529   Freddie Mac(+)                                                        3.08              1/25/2019             3,255
     37,513   Freddie Mac(+)                                                        1.76              5/25/2019             1,529
    101,251   Freddie Mac(+)                                                        1.70              7/25/2019             4,235
     57,227   Freddie Mac(+)                                                        1.36             11/25/2019             1,987
     71,888   Freddie Mac(+)                                                        1.30              8/25/2022             4,562
     36,957   GS Mortgage Securities Corp. II, acquired
                5/18/2012; cost $5,646(h)                                           2.47              5/10/2045             2,921
     30,528   GS Mortgage Securities Trust, acquired
                11/16/2012; cost $4,709(h)                                          2.30             11/10/2045             2,661
     32,699   J.P. Morgan Chase Commercial Mortgage
                Securities Corp., acquired 9/28/2012; cost $4,464(h)                2.03             10/15/2045             2,476

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
$    35,298   Morgan Stanley-BAML Trust, acquired
                10/05/2012; cost $4,586(a),(h)                                      2.04%            11/15/2045        $    2,404
     54,700   UBS Commercial Mortgage Trust, acquired
                5/01/2012; cost $8,281(a),(h)                                       2.16              5/10/2045             5,387
     32,715   UBS-Barclays Commercial Mortgage Trust,
                acquired 9/14/2012; cost $4,662(a),(h)                              2.06              8/10/2049             2,774
     33,760   WF Commercial Mortgage Trust, acquired
                9/21/2012; cost $4,683(a),(h)                                       2.04             10/15/2045             2,668
                                                                                                                       ----------
                                                                                                                           57,034
                                                                                                                       ----------
              Total Financials                                                                                            174,815
                                                                                                                       ----------
              Total Commercial Mortgage Securities (cost: $166,917)                                                       174,815
                                                                                                                       ----------
              U.S. GOVERNMENT AGENCY ISSUES (2.2%)(i)

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)
      6,315   Fannie Mae(+)                                                         1.25              9/25/2027             6,228
                                                                                                                       ----------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (1.9%)
      5,255   Fannie Mae(+)                                                         2.50              4/01/2027             5,454
     15,101   Fannie Mae(+)                                                         2.50              5/01/2027            15,668
      7,362   Fannie Mae(+)                                                         2.50              8/01/2027             7,640
      9,393   Fannie Mae(+)                                                         2.50              8/01/2027             9,749
        253   Fannie Mae(+)                                                         4.50              5/01/2023               268
        134   Fannie Mae(+)                                                         4.50              2/01/2024               139
        118   Fannie Mae(+)                                                         5.00             12/01/2021               125
        285   Fannie Mae(+)                                                         5.00              6/01/2023               293
        108   Fannie Mae(+)                                                         5.00              9/01/2023               113
        477   Fannie Mae(+)                                                         5.00              2/01/2024               512
        308   Fannie Mae(+)                                                         5.50             12/01/2020               326
        319   Fannie Mae(+)                                                         5.50              2/01/2023               346
        964   Fannie Mae(+)                                                         5.50              6/01/2023             1,054
        223   Fannie Mae(+)                                                         5.50              9/01/2023               240
        877   Fannie Mae(+)                                                         5.50              6/01/2024               953
        430   Fannie Mae(+)                                                         6.00             10/01/2022               466
        509   Fannie Mae(+)                                                         6.00              1/01/2023               556
        878   Fannie Mae(+)                                                         6.00              1/01/2023               971
        424   Fannie Mae(+)                                                         6.00              7/01/2023               458
      2,295   Freddie Mac(+)                                                        1.56             10/25/2018             2,306
      5,648   Freddie Mac(+)                                                        1.78             10/25/2020             5,707
      1,219   Freddie Mac(+)                                                        2.69(b)           4/01/2035             1,277
      8,000   Freddie Mac(+)                                                        2.72              6/25/2022             8,481
        189   Freddie Mac(+)                                                        5.00              5/01/2020               194
        284   Freddie Mac(+)                                                        5.00              9/01/2020               296

================================================================================

38  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
$        27   Freddie Mac(+)                                                        5.50%            11/01/2018        $       28
        422   Freddie Mac(+)                                                        5.50              4/01/2021               452
                                                                                                                       ----------
                                                                                                                           64,072
                                                                                                                       ----------
              OTHER U.S. GOVERNMENT GUARANTEED SECURITIES (0.1%)
      3,000   Private Export Funding Corp. (NBGA)                                   1.38              2/15/2017             3,010
                                                                                                                       ----------
              Total U.S. Government Agency Issues (cost: $71,554)                                                          73,310
                                                                                                                       ----------
              U.S. TREASURY SECURITIES (7.7%)

              NOTES (7.7%)
     20,000   0.88%, 1/15/2018                                                                                             20,068
     10,000   1.00%, 3/15/2018                                                                                             10,056
     25,000   1.25%, 10/31/2018                                                                                            25,309
     10,000   1.25%, 1/31/2019                                                                                             10,134
     10,000   1.13%, 5/31/2019                                                                                             10,107
     10,000   1.25%, 1/31/2020                                                                                             10,135
     15,000   1.38%, 2/29/2020                                                                                             15,266
     55,000   1.38%, 3/31/2020                                                                                             55,977
     45,000   1.38%, 9/30/2020                                                                                             45,771
     25,000   1.63%, 11/30/2020                                                                                            25,689
      5,000   1.38%, 1/31/2021                                                                                              5,082
      5,000   1.13%, 2/28/2021                                                                                              5,029
     15,000   1.88%, 11/30/2021                                                                                            15,609
      5,000   1.38%, 6/30/2023                                                                                              5,029
                                                                                                                       ----------
                                                                                                                          259,261
                                                                                                                       ----------
              Total U.S. Treasury Securities (cost: $255,043)                                                             259,261
                                                                                                                       ----------
              MUNICIPAL BONDS (5.7%)

              AIRPORT/PORT (0.1%)
      2,000   Chicago Midway Airport                                                1.80              1/01/2017             2,008
        150   Cleveland Airport System (INS)                                        5.24              1/01/2017               152
      2,000   Port of Corpus Christi Auth. of Nueces County                         1.24             12/01/2017             2,008
                                                                                                                       ----------
                                                                                                                            4,168
                                                                                                                       ----------
              APPROPRIATED DEBT (0.2%)
      1,500   Jacksonville                                                          1.16             10/01/2016             1,502
      2,500   Jacksonville                                                          1.41             10/01/2017             2,518
      4,000   Jacksonville                                                          1.70             10/01/2018             4,057
                                                                                                                       ----------
                                                                                                                            8,077
                                                                                                                       ----------
              COMMUNITY SERVICE (0.1%)
      1,650   Art Institute of Chicago                                              2.48              3/01/2019             1,681
                                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
              EDUCATION (0.8%)
$    10,000   New Jersey EDA                                                        2.42%             6/15/2018        $   10,086
     12,500   New Jersey EDA                                                        4.45              6/15/2020            13,059
      1,000   Pennsylvania Public School Building Auth.                             1.97             12/01/2017             1,015
      2,640   Pennsylvania Public School Building Auth.                             2.41             12/01/2018             2,709
                                                                                                                       ----------
                                                                                                                           26,869
                                                                                                                       ----------
              ELECTRIC UTILITIES (1.9%)
     16,530   Appling County Dev. Auth                                              2.40              1/01/2038(j)         17,181
      5,000   Beaver County IDA                                                     4.75              8/01/2033(j)          5,300
     13,310   Beaver County IDA                                                     2.50             12/01/2041(j)         13,416
      2,000   Burke County Dev. Auth.                                               1.38             10/01/2032(j)          2,007
     10,000   Missouri Environmental Improvement and
                Energy Resources Auth.                                              2.88              5/01/2038(j)         10,276
     10,000   South Carolina Public Service Auth.                                   2.39             12/01/2023            10,227
      5,000   West Virginia EDA                                                     2.25              1/01/2041(j)          5,005
                                                                                                                       ----------
                                                                                                                           63,412
                                                                                                                       ----------
              ELECTRIC/GAS UTILITIES (0.3%)
      6,265   Long Island Power Auth.                                               2.36              9/01/2018             6,330
      3,680   Piedmont Municipal Power Agency                                       4.34              1/01/2017             3,721
                                                                                                                       ----------
                                                                                                                           10,051
                                                                                                                       ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
      3,000   Bucks County IDA                                                      1.38             12/01/2022(j)          3,009
        800   Mississippi Business Finance Corp.                                    1.38              3/01/2027(j)            803
      2,000   South Carolina Jobs EDA                                               1.88             11/01/2016             2,007
                                                                                                                       ----------
                                                                                                                            5,819
                                                                                                                       ----------
              GENERAL OBLIGATION (0.5%)
      9,615   City & County of Honolulu                                             1.26             11/01/2017             9,685
      3,000   City of West Haven                                                    2.70              3/15/2018             3,023
      3,000   San Bernardino CCD                                                    2.14              8/01/2018             3,059
      2,000   Scranton School District                                              4.13              6/15/2034(j)          2,021
                                                                                                                       ----------
                                                                                                                           17,788
                                                                                                                       ----------
              MULTI-UTILITIES (0.2%)
      5,000   New York Energy Research and Dev. Auth.                               2.38              7/01/2026(j)          5,124
                                                                                                                       ----------
              MUNICIPAL FINANCE (0.2%)
        856   Kentucky Asset                                                        3.17              4/01/2018               875
      5,000   Pennsylvania IDA(a)                                                   2.97              7/01/2021             5,045
                                                                                                                       ----------
                                                                                                                            5,920
                                                                                                                       ----------
              NURSING/CCRC (0.2%)
      1,000   ACTS Retirement-Life Communities, Inc.(f)                             1.35             11/16/2016               999
      3,225   ACTS Retirement-Life Communities, Inc.(f)                             1.85             11/15/2017             3,218

================================================================================

40  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
$     3,000   ACTS Retirement-Life Communities, Inc.(f)                             2.18%            11/16/2018        $    3,003
        750   ACTS Retirement-Life Communities, Inc.(f)                             2.47             11/16/2019               752
                                                                                                                       ----------
                                                                                                                            7,972
                                                                                                                       ----------
              SALES TAX (0.1%)
      1,500   Arizona School Facilities Board                                       1.47              9/01/2017             1,505
                                                                                                                       ----------
              SEMICONDUCTORS (0.0%)
      1,000   Sandoval County                                                       1.95              6/01/2018             1,014
                                                                                                                       ----------
              SPECIAL ASSESSMENT/TAX/FEE (0.8%)
      2,870   Channahon                                                             4.00              1/01/2020             2,900
     10,000   JobsOhio Beverage System                                              1.57              1/01/2017            10,038
      5,000   New Jersey Transportation Trust Fund Auth.                            1.76             12/15/2018             4,927
     10,000   New York MTA (ETM)                                                    1.47              7/01/2018            10,110
         80   San Francisco City & County Redevelopment Agency (ETM)                5.62              8/01/2016                80
         40   San Francisco City & County Redevelopment Agency                      5.62              8/01/2016                40
                                                                                                                       ----------
                                                                                                                           28,095
                                                                                                                       ----------
              WATER/SEWER UTILITY (0.1%)
        665   Chicago Wastewater Transmission                                       2.59              1/01/2018               671
        535   Chicago Wastewater Transmission                                       3.38              1/01/2019               544
        500   Chicago Wastewater Transmission                                       3.73              1/01/2020               514
      2,520   Chicago Wastewater Transmission                                       4.31              1/01/2021             2,661
                                                                                                                       ----------
                                                                                                                            4,390
                                                                                                                       ----------
              Total Municipal Bonds (cost: $188,400)                                                                      191,885
                                                                                                                       ----------
              Total Bonds (cost: $3,205,964)                                                                            3,236,670
                                                                                                                       ----------

---------------------------------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
---------------------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (0.2%)

              PREFERRED STOCKS (0.2%)

              FINANCIALS (0.2%)
              -----------------
              DIVERSIFIED BANKS (0.2%)
    200,000   Citigroup Capital XIII, 7.12% (cost: $5,470)                                                                  5,249
                                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (3.2%)

              COMMERCIAL PAPER (2.8%)

              ENERGY (1.2%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (1.0%)
$     6,303   Canadian Natural Resources Ltd.(a),(k)                                1.00%             8/03/2016        $    6,302
      4,000   Canadian Natural Resources Ltd.(a),(k)                                1.00              8/04/2016             4,000
     17,679   Canadian Natural Resources Ltd.(a),(k)                                1.23              8/08/2016            17,675
      5,000   Canadian Natural Resources Ltd.(a),(k)                                1.33              8/16/2016             4,997
                                                                                                                       ----------
                                                                                                                           32,974
                                                                                                                       ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.2%)
      7,971   Spectra Energy Partners, LP(a),(k)                                    0.85              8/17/2016             7,968
                                                                                                                       ----------
              Total Energy                                                                                                 40,942
                                                                                                                       ----------
              INDUSTRIALS (0.8%)
              ------------------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
      6,612   Eaton Corp.(a),(k)                                                    0.72              8/11/2016             6,611
                                                                                                                       ----------
              INDUSTRIAL MACHINERY (0.6%)
      2,820   Pentair Finance S.A.(a),(k)                                           1.33              8/02/2016             2,820
      5,000   Pentair Finance S.A.(a),(k)                                           1.20              8/04/2016             4,999
     12,000   Pentair Finance S.A.(a),(k)                                           1.33              8/10/2016            11,996
                                                                                                                       ----------
                                                                                                                           19,815
                                                                                                                       ----------
              Total Industrials                                                                                            26,426
                                                                                                                       ----------
              MATERIALS (0.3%)
              ----------------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
      5,564   Agrium, Inc.(k)                                                       0.78              8/18/2016             5,562
                                                                                                                       ----------
              SPECIALTY CHEMICALS (0.2%)
      6,116   Albemarle Corp.(a),(k)                                                1.20              8/10/2016             6,114
                                                                                                                       ----------
              Total Materials                                                                                              11,676
                                                                                                                       ----------
              UTILITIES (0.5%)
              ----------------
              ELECTRIC UTILITIES (0.2%)
      5,132   Pacific Gas & Electric Co.(a),(k)                                     0.68              8/16/2016             5,131
                                                                                                                       ----------
              GAS UTILITIES (0.3%)
     11,762   Laclede Gas Co.(a),(k)                                                0.62              8/01/2016            11,762
                                                                                                                       ----------
              Total Utilities                                                                                              16,893
                                                                                                                       ----------
              Total Commercial Paper                                                                                       95,937
                                                                                                                       ----------

================================================================================

42  | USAA SHORT-TERM BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                                  MARKET
AMOUNT                                                                            COUPON                                    VALUE
(000)         SECURITY                                                              RATE               MATURITY             (000)
---------------------------------------------------------------------------------------------------------------------------------
              VARIABLE-RATE DEMAND NOTES (0.4%)

              INDUSTRIALS (0.1%)
              ------------------
              AIRPORT SERVICES (0.1%)
$     2,355   Metropolitan Nashville Airport Auth.
                (LOC - Regions Bank)                                                2.12%             4/01/2030        $    2,355
                                                                                                                       ----------
              MATERIALS (0.3%)
              ----------------
              STEEL (0.3%)
     10,000   Illinois Finance Auth. (LOC - UniCredit Bank A.G.)                    3.25              2/01/2037            10,000
                                                                                                                       ----------
              Total Variable-Rate Demand Notes                                                                             12,355
                                                                                                                       ----------
              Total Money Market Instruments (cost: $108,292)                                                             108,292
                                                                                                                       ----------

              TOTAL INVESTMENTS (COST: $3,319,726)                                                                     $3,350,211
                                                                                                                       ==========
---------------------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                             VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                           LEVEL 1               LEVEL 2           LEVEL 3            TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                                         $      -            $1,667,566            $    -       $1,667,566
  Eurodollar and Yankee Obligations                                    -               518,929                 -          518,929
  Asset-Backed Securities                                              -               290,603                 -          290,603
  Collateralized Loan Obligations                                      -                53,538             3,000           56,538
  Collateralized Mortgage Obligations                                  -                 3,763                 -            3,763
  Commercial Mortgage Securities                                       -               174,815                 -          174,815
  U.S. Government Agency Issues                                        -                73,310                 -           73,310
  U.S. Treasury Securities                                       259,261                     -                 -          259,261
  Municipal Bonds                                                      -               191,885                 -          191,885

Equity Securities:
  Preferred Stocks                                                     -                 5,249                 -            5,249

Money Market Instruments:
  Commercial Paper                                                     -                95,937                 -           95,937
  Variable-Rate Demand Notes                                           -                12,355                 -           12,355
---------------------------------------------------------------------------------------------------------------------------------
Total                                                           $259,261            $3,087,950            $3,000       $3,350,211
---------------------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                 RECONCILIATION OF LEVEL 3 INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       ASSET-BACKED           COLLATERALIZED LOAN
                                                                                         SECURITIES                   OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2015                                                                $ 14,981                        $    -
Purchases                                                                                         -                         3,000
Sales                                                                                             -                             -
Transfers into Level 3                                                                            -                             -
Transfers out of Level 3                                                                    (14,981)                            -
Net realized gain (loss) on investments                                                           -                             -
Change in net unrealized appreciation/(depreciation) of investments                               -                             -
---------------------------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                                                                $      -                        $3,000
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------

For the period of August 1, 2015, through July 31, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                                            TRANSFERS INTO             TRANSFERS INTO              TRANSFERS INTO
                                                                  (OUT OF)                   (OUT OF)                    (OUT OF)
ASSETS ($ IN 000s)                                                 LEVEL 1                    LEVEL 2                     LEVEL 3
---------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities(1)                                              $-                    $14,981                   $(14,981)

(1)Transferred from Level 3 to Level 2 as a result of observable market data to value the securities.


================================================================================

44  | USAA SHORT-TERM BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 17.9% of net assets at July 31, 2016.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  45

================================================================================

    loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities, but such maturities can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield

================================================================================

46  | USAA SHORT-TERM BOND FUND

================================================================================

    maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD     Community College District
    EDA     Economic Development Authority
    ETM     Escrowed to final maturity
    IDA     Industrial Development Authority/Agency
    MTA     Metropolitan Transportation Authority
    REIT    Real estate investment trust

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS)   Principal and interest payments are insured by one of the following:
            AMBAC Assurance Corp. or MBIA Insurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  47

================================================================================

    (NBGA) Principal and interest payments are guaranteed by a nonbank guarantee agreement from the Export-Import Bank of the United States.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset
        Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the
        Board), unless otherwise noted as illiquid.

    (b) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2016.

    (c) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at July 31, 2016. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (e) At July 31, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (f) At July 31, 2016, the aggregate market value of securities purchased on a delayed-delivery basis was $10,972,000, of which all were when-issued securities.

================================================================================

48  | USAA SHORT-TERM BOND FUND

================================================================================

    (g) Security was fair valued at July 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $3,000,000, which represented 0.1% of the Fund's net assets.

    (h) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at July 31, 2016, was $32,188,000, which represented 1.0% of the Fund's net assets.

    (i) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (j) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  49

================================================================================

    (k) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

See accompanying notes to financial statements.

================================================================================

50  | USAA SHORT-TERM BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $3,319,726)                            $3,350,211
   Cash                                                                                               58
   Receivables:
       Capital shares sold                                                                         7,864
       Interest                                                                                   21,814
       Securities sold                                                                                 9
                                                                                              ----------
           Total assets                                                                        3,379,956
                                                                                              ----------
LIABILITIES
   Payables:
       Securities purchased                                                                       21,000
       Capital shares redeemed                                                                     2,552
       Dividends on capital shares                                                                   143
   Variation margin on futures contracts                                                               2
   Accrued management fees                                                                           820
   Accrued transfer agent's fees                                                                      61
   Other accrued expenses and payables                                                               192
                                                                                              ----------
           Total liabilities                                                                      24,770
                                                                                              ----------
               Net assets applicable to capital shares outstanding                            $3,355,186
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $3,327,896
   Accumulated net realized loss on investments                                                   (3,195)
   Net unrealized appreciation of investments                                                     30,485
                                                                                              ----------
               Net assets applicable to capital shares outstanding                            $3,355,186
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,400,054/152,144 capital shares
          outstanding, no par value)                                                          $     9.20
                                                                                              ==========
       Institutional Shares (net assets of $1,942,385/211,179
          shares outstanding)                                                                 $     9.20
                                                                                              ==========
       Adviser Shares (net assets of $12,747/1,385 capital shares
          outstanding, no par value)                                                          $     9.20
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  51

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                    $   611
   Interest income                                                                               88,292
                                                                                                -------
       Total income                                                                              88,903
                                                                                                -------
EXPENSES
   Management fees                                                                               10,241
   Administration and servicing fees:
       Fund Shares                                                                                2,387
       Institutional Shares                                                                       2,144
       Adviser Shares                                                                                23
   Transfer agent's fees:
       Fund Shares                                                                                2,482
       Institutional Shares                                                                       2,144
       Adviser Shares                                                                                11
   Distribution and service fees (Note 6D):
       Adviser Shares                                                                               38
   Custody and accounting fees:
       Fund Shares                                                                                 212
       Institutional Shares                                                                        274
       Adviser Shares                                                                                2
   Postage:
       Fund Shares                                                                                 110
       Institutional Shares                                                                        127
   Shareholder reporting fees:
       Fund Shares                                                                                  50
       Institutional Shares                                                                         22
   Trustees' fees                                                                                   29
   Registration fees:
       Fund Shares                                                                                   63
       Institutional Shares                                                                         102
       Adviser Shares                                                                                19
   Professional fees                                                                                192
   Other                                                                                             52
                                                                                                -------
       Total expenses                                                                            20,724
                                                                                                -------
NET INVESTMENT INCOME                                                                            68,179
                                                                                                -------

================================================================================

52  | USAA SHORT-TERM BOND FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized gain (loss) on:
       Investments                                                                              $(2,837)
       Long-term capital gain distributions from other investment companies                          27
   Change in net unrealized appreciation/(depreciation)                                          11,252
                                                                                                -------
           Net realized and unrealized gain                                                       8,442
                                                                                                -------
   Increase in net assets resulting from operations                                             $76,621
                                                                                                =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  53

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------------

                                                                                   2016             2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                     $   68,179       $   66,134
   Net realized gain (loss) on investments                                       (2,837)             832
   Net realized gain on long-term capital gain distributions
        from other investment companies                                              27                -
   Net realized loss on futures transactions                                          -           (1,219)
   Change in net unrealized appreciation/(depreciation) of:
        Investments                                                              11,252          (31,394)
        Futures contracts                                                             -              (49)
                                                                             ---------------------------
        Increase in net assets resulting from operations                         76,621           34,304
                                                                             ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
        Fund Shares                                                             (27,924)         (28,728)
        Institutional Shares                                                    (39,973)         (37,207)
        Adviser Shares                                                             (231)            (205)
                                                                             ---------------------------
            Total distributions of net investment income                        (68,128)         (66,140)
                                                                             ---------------------------
   Net realized gains:
        Fund Shares                                                                   -             (848)
        Institutional Shares                                                          -           (1,033)
        Adviser Shares                                                                -               (7)
                                                                             ---------------------------
            Total distributions of net realized gains                                 -           (1,888)
                                                                             ---------------------------
        Distributions to shareholders                                           (68,128)         (68,028)
                                                                             ---------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                 (425,322)         156,175
   Institutional Shares                                                        (302,371)         278,763
   Adviser Shares                                                                  (611)             374
                                                                             ---------------------------
        Total net increase (decrease) in net assets from
            capital share transactions                                         (728,304)         435,312
                                                                             ---------------------------
   Capital contribution from USAA Transfer Agency Company:
        Fund Shares                                                                   -                1
                                                                             ---------------------------
   Net increase (decrease) in net assets                                       (719,811)         401,589

NET ASSETS
   Beginning of year                                                          4,074,997        3,673,408
                                                                             ---------------------------
   End of year                                                               $3,355,186       $4,074,997
                                                                             ===========================
Overdistribution of net investment income:
   End of year                                                               $        -       $      (52)
                                                                             ===========================

See accompanying notes to financial statements.

================================================================================

54  | USAA SHORT-TERM BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Short-Term Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high current income consistent with preservation of principal.

The Fund consists of three classes of shares: Short-Term Bond Fund Shares (Fund Shares), Short-Term Bond Fund Institutional Shares (Institutional Shares), and Short-Term Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the

================================================================================

56  | USAA SHORT-TERM BOND FUND

================================================================================

        Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

        the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and

================================================================================

58  | USAA SHORT-TERM BOND FUND

================================================================================

        the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category is primarily supported by quoted prices obtained from broker-dealers participating in

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of July 31, 2016, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $10,975,000, of which all were when-issued securities.

================================================================================

60  | USAA SHORT-TERM BOND FUND

================================================================================

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2016, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended July 31, 2016, the Fund paid CAPCO facility fees of $22,000, which represents 5.3% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for hybrid interest accrual adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and accumulated net realized loss on investments by $1,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2016, and 2015, was as follows:

                                                               2016                       2015
                                                           ---------------------------------------
Ordinary income*                                           $68,128,000                 $66,140,000
Long-term realized capital gain                                      -                   1,888,000
                                                           -----------                 -----------
  Total distributions paid                                 $68,128,000                 $68,028,000
                                                           ===========                 ===========

As of July 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                         $   150,000
Accumulated capital and other losses                                                    (3,246,000)
Unrealized appreciation of investments                                                  30,534,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

62  | USAA SHORT-TERM BOND FUND

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on passive foreign investment company, and hybrid interest accrual adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2016, the Fund had net capital loss carryforwards of $3,246,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                              CAPITAL LOSS CARRYFORWARDS
                      ---------------------------------------
                                    TAX CHARACTER
                      ---------------------------------------
                      (NO EXPIRATION)                BALANCE
                      ---------------              ----------
                       Short-Term                  $1,566,000
                       Long-Term                    1,680,000
                                                   ----------
                          Total                    $3,246,000
                                                   ==========

For the year ended July 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2016, were $774,253,000 and $1,392,142,000, respectively.

As of July 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $3,319,677,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

Gross unrealized appreciation and depreciation of investments as of July 31, 2016, for federal income tax purposes, were $47,867,000 and $17,333,000, respectively, resulting in net unrealized appreciation of $30,534,000.

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                    YEAR ENDED                         YEAR ENDED
                                                  JULY 31, 2016                      JULY 31, 2015
     --------------------------------------------------------------------------------------------------
                                             SHARES          AMOUNT            SHARES           AMOUNT
                                           ------------------------------------------------------------
     FUND SHARES:
     Shares sold                             40,685     $   370,296            69,188         $ 636,443
     Shares issued from
       reinvested dividends                   2,932          26,699             3,103            28,536
     Shares redeemed                        (90,746)       (822,317)          (55,335)         (508,804)
                                           ------------------------------------------------------------
     Net increase (decrease) from
       capital share transactions           (47,129)    $  (425,322)           16,956         $ 156,175
                                           ============================================================
     INSTITUTIONAL SHARES:
     Shares sold                             95,878     $   868,848            68,153         $ 626,637
     Shares issued from
       reinvested dividends                   4,313          39,243             3,884            35,703
     Shares redeemed                       (133,581)     (1,210,462)          (41,724)         (383,577)
                                           ------------------------------------------------------------
     Net increase (decrease) from
       capital share transactions           (33,390)    $  (302,371)           30,313         $ 278,763
                                           ============================================================
     ADVISER SHARES:
     Shares sold                                680     $     6,202               517         $   4,766
     Shares issued from
       reinvested dividends                      16             151                14               130
     Shares redeemed                           (765)         (6,964)             (492)           (4,522)
                                           ------------------------------------------------------------
     Net increase (decrease) from
       capital share transactions               (69)    $      (611)               39         $     374
                                           ============================================================

================================================================================

64  | USAA SHORT-TERM BOND FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended July 31, 2016, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Short Investment Grade Bond Funds Index. The Lipper Short Investment Grade Bond Funds Index tracks the total return performance of the 30 largest funds in the Lipper Short Investment Grade Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 20 to 50                                +/- 4
    +/- 51 to 100                               +/- 5
    +/- 101 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Investment Grade Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $10,241,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $451,000 and $788,000, respectively. For the Fund Shares and Institutional Shares, the performance adjustments were 0.03% and 0.04%, respectively. The Adviser Shares had no performance adjustment for the year ended July 31, 2016.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,387,000, $2,144,000, and $23,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2016, the Fund reimbursed the Manager $101,000 for these compliance and legal services. These

================================================================================

66  | USAA SHORT-TERM BOND FUND

================================================================================

    expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2016, the Fund Shares, Institutional Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $2,482,000, $2,144,000, and $11,000, respectively.

D. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $38,000.

E. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2016,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                  OWNERSHIP %
---------------------------------------------------------------------------------
Cornerstone Conservative                                                 0.3
Target Retirement Income                                                 2.4
Target Retirement 2020                                                   2.4
Target Retirement 2030                                                   0.7
Target Retirement 2040                                                   0.0*
Target Retirement 2060                                                   0.0*

*Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2016, USAA and its affiliates owned 542,000 Adviser Shares, which represents 39.2% of the Adviser Shares outstanding and 0.1% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                         NET REALIZED
                                                            COST TO      GAIN (LOSS)
SELLER                                 PURCHASER           PURCHASER       TO SELLER
--------------------------------------------------------------------------------------
Intermediate-Term Bond              Short-Term Bond       $14,461,000       $572,000
Cornerstone Moderately Aggressive   Short-Term Bond        20,356,000        (15,000)
Cornerstone Aggressive              Short-Term Bond         1,187,000         (1,000)
Cornerstone Moderately Conservative Short-Term Bond         3,273,000         (2,000)
Cornerstone Moderate                Short-Term Bond        11,675,000         (9,000)
Income                              Short-Term Bond        10,070,000         79,000
High Income                         Short-Term Bond        13,823,000        278,000

================================================================================

68  | USAA SHORT-TERM BOND FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED JULY 31,
                           -------------------------------------------------------------------------------
                                 2016               2015               2014            2013           2012
                           -------------------------------------------------------------------------------
Net asset value at
  beginning of period      $     9.15         $     9.23         $     9.19     $     9.24      $     9.20
                           -------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .16                .15                .17            .20             .25
  Net realized and
    unrealized gain (loss)        .05               (.08)               .04           (.05)            .04
                           -------------------------------------------------------------------------------
Total from investment
  operations                      .21                .07                .21            .15             .29
                           -------------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.16)              (.15)              (.17)          (.20)           (.25)

  Realized capital gains            -               (.00)(a)              -           (.00)(a)           -
                           -------------------------------------------------------------------------------
Total distributions              (.16)              (.15)              (.17)          (.20)           (.25)
                           -------------------------------------------------------------------------------
Net asset value at
  end of period            $     9.20         $     9.15         $     9.23     $     9.19      $     9.24
                           ===============================================================================
Total return (%)*                2.34                .83               2.28           1.61            3.21
Net assets at end
  of period (000)          $1,400,054         $1,823,922         $1,683,052     $1,657,261      $2,246,096
Ratios to average
  net assets:**
  Expenses (%)(b)                 .61                .62                .63            .64             .63
  Net investment
    income (%)                   1.76               1.65               1.83           2.14            2.73
Portfolio turnover (%)             22                 31                 28             25              36

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $1,590,418,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                    -                  -               (.00%)(+)      (.00%)(+)       (.00%)(+)
    (+)Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED JULY 31,
                           -------------------------------------------------------------------------------
                                 2016               2015               2014           2013           2012
                           -------------------------------------------------------------------------------
Net asset value at
  beginning of period      $     9.15         $     9.23         $     9.18     $     9.24        $   9.20
                           -------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .17                .16                .18            .21             .26
  Net realized and
    unrealized gain (loss)        .05               (.08)               .05           (.06)            .04
                           -------------------------------------------------------------------------------
Total from investment
  operations                      .22                .08                .23            .15             .30
                           -------------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.17)              (.16)              (.18)          (.21)           (.26)
  Realized capital gains            -               (.00)(a)              -           (.00)(a)           -
                           -------------------------------------------------------------------------------
Total distributions              (.17)              (.16)              (.18)          (.21)           (.26)
                           -------------------------------------------------------------------------------
Net asset value at
  end of period            $     9.20         $     9.15         $     9.23     $     9.18        $   9.24
                           ===============================================================================
Total return (%)*                2.44                .95               2.54           1.66            3.37
Net assets at end
  of period (000)          $1,942,385         $2,237,771         $1,977,300     $1,697,847        $369,557
Ratios to average
  net assets:**
  Expenses (%)(b)                 .51                .50                .49            .48             .49
  Net investment
    income (%)                   1.87               1.76               1.96           2.24            2.82
Portfolio turnover (%)             22                 31                 28             25              36

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $2,142,374,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                     -                 -               (.00%)(+)      (.00%)(+)       (.00%)(+)
    (+)Represents less than 0.01% of average net assets.

================================================================================

70  | USAA SHORT-TERM BOND FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED JULY 31,
                           --------------------------------------------------------------------------
                              2016               2015             2014          2013             2012
                           --------------------------------------------------------------------------
Net asset value at
 beginning of period       $  9.15            $  9.23          $  9.19        $ 9.24           $ 9.20
                           --------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income         .14                .13              .15           .17              .23
 Net realized and
  unrealized gain (loss)       .05               (.08)             .04          (.05)             .04
                           --------------------------------------------------------------------------
Total from investment
 operations                    .19                .05              .19           .12              .27
                           --------------------------------------------------------------------------
Less distributions from:
 Net investment income        (.14)              (.13)            (.15)         (.17)            (.23)
 Realized capital gains          -               (.00)(a)            -          (.00)(a)            -
                           --------------------------------------------------------------------------
Total distributions           (.14)              (.13)            (.15)         (.17)            (.23)
                           --------------------------------------------------------------------------
Net asset value at
 end of period             $  9.20            $  9.15          $  9.23        $ 9.19           $ 9.24
                           ==========================================================================
Total return (%)*             2.08                .59             2.07          1.35             2.94
Net assets at end
 of period (000)           $12,747            $13,304          $13,056        $9,872           $6,992
Ratios to average
 net assets:**
 Expenses (%)(c)               .86                .85(b)           .84           .90              .90
 Expenses, excluding
  reimbursements (%)(c)        .86                .85              .84          1.01             1.11
 Net investment income (%)    1.52               1.41             1.62          1.85             2.46
Portfolio turnover (%)          22                 31               28            25               36

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $15,261,000.
(a) Represents less than $0.01 per share.
(b) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares'
    average net assets.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                 -                  -             (.00%)(+)     (.00%)(+)        (.00%)(+)
    (+)Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

EXPENSE EXAMPLE

July 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2016, through July 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

72  | USAA SHORT-TERM BOND FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING                ENDING              DURING PERIOD*
                                        ACCOUNT VALUE           ACCOUNT VALUE        FEBRUARY 1, 2016 -
                                       FEBRUARY 1, 2016         JULY 31, 2016          JULY 31, 2016
                                         ---------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00                 $1,027.20                $3.07
Hypothetical
 (5% return before expenses)                1,000.00                  1,021.83                 3.07

INSTITUTIONAL SHARES
Actual                                      1,000.00                  1,028.80                 2.62
Hypothetical
 (5% return before expenses)                1,000.00                  1,022.28                 2.61

ADVISER SHARES
Actual                                      1,000.00                  1,025.70                 4.53
Hypothetical
 (5% return before expenses)                1,000.00                  1,020.39                 4.52

*Expenses are equal to the annualized expense ratio of 0.61% for Fund
 Shares, 0.52% for Institutional Shares, and 0.90% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.72% for Fund Shares, 2.88% for Institutional Shares, and 2.57% for Adviser Shares for the six-month period of February 1, 2016, through July 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  73

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory

================================================================================

74  | USAA SHORT-TERM BOND FUND

================================================================================

Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current

================================================================================

                                                     ADVISORY AGREEMENT(S) |  75

================================================================================

staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe).

Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was equal to the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and equal to the median of its expense universe. The Board took into account management's discussion of

================================================================================

76  | USAA SHORT-TERM BOND FUND

================================================================================

the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-year period ended December 31, 2015 and was above the average of its performance universe and its Lipper index for the three-, five-, and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2015, was in the top 25% of its performance universe for the three- and five-year periods ended December 31, 2015, and was in the top 10% of its performance universe for the ten-year period ended December 31, 2015. The Board took into account management's discussion of the reasons for the Fund's underperformance for the one-year period and also noted the Fund's strong performance for the three- and five-year periods.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  77

================================================================================

overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund.

The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of Fund's growth and size on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionately more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

78  | USAA SHORT-TERM BOND FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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80  | USAA SHORT-TERM BOND FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

82  | USAA SHORT-TERM BOND FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company
        Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  83

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

84  | USAA SHORT-TERM BOND FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  85

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby serves as the Funds' anti-money laundering compliance officer.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

86  | USAA SHORT-TERM BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   23425-0916                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                             [GRAPHIC OF USAA MONEY MARKET FUND]

  =============================================================

        ANNUAL REPORT
        USAA MONEY MARKET FUND
        JULY 31, 2016

  =============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... PLAN FOR A STRONGER FUTURE BY STAYING
FOCUSED ON THEIR LONG-TERM OBJECTIVES, USING        [PHOTO OF BROOKS ENGLEHARDT]
AN INVESTMENT PLAN THAT IS BASED ON THEIR
PERSONAL TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

SEPTEMBER 2016

Investors may be feeling a bit of whiplash as they look back over the reporting period ended July 31, 2016. Stocks and corporate bonds took a dive during the first half of the reporting period and then moved up sharply in the second half. Essentially, it was a tale of two markets.

In the first half of the reporting period, stocks and corporate bonds retreated on concerns about the global economy with worries about China's growth, a major catalyst. A key issue was the price of oil, which typically is a barometer of global economic growth expectations. Oil prices remained low amid persistent oversupply and weaker-than-expected demand. In mid-February 2016, stocks and corporate bonds reversed direction as investors appeared to overcome most of their previous fears about China and the broader global economy. The markets generally continued to advance during the second half of the reporting period as global central banks maintained lower-for-longer monetary policies and, in some cases, increased their ongoing stimulative measures. Although oil prices remained volatile, the prices of many other commodities rose. For the reporting period as a whole, U.S. stocks and corporate bonds posted modest gains while global stocks generally declined.

In the U.S. Treasury market, it was a slightly different story. During the first four months of the reporting period, longer-term yields edged up as positive economic trends and a pickup in inflation suggested that the Federal Reserve (the Fed) might raise short-term interest rates. As yields rose, prices--which move in the opposite direction--fell. In December 2015, the Fed ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%--the first increase in nearly a decade. At the same time, Fed policymakers signaled that four interest rate increases may be on tap for 2016. The Fed has more influence over short-term interest rates than it has over longer-term interest rates. So despite the Fed's forecast, longer-term yields plunged in early 2016 as an increase in market volatility drove a safe-haven flight into U.S. Treasuries. Longer-term yields fell further in late March 2016 after the Fed lowered its previous forecast to two interest rate increases in 2016. In June 2016,

================================================================================

================================================================================

a weak U.S. jobs report and market volatility unleashed by the "Brexit" referendum (the United Kingdom's vote to leave the European Union) sent yields lower still. By the end of the reporting period, though some Fed policymakers noted that one interest rate increase was still possible, the markets were anticipating that no interest rate increases would occur in 2016. As a result of the sharp drop in yields, longer-term U.S. Treasuries were among the strongest-performing assets of the reporting period.

At USAA Investments, we have been saying for some time that Fed policymakers are likely to take a "lower-for-longer" approach to interest rate increases in order to avoid negatively affecting a U.S. economy that has struggled to build strong growth momentum. This view is supported, we believe, by the weak 1.2% gross domestic product growth recorded in the second quarter of 2016. Clearly, the United States economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to return to a normal rate of economic growth. We believe growth of the U.S. economy will continue to be low and slow throughout 2016 as it did in 2015.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation for the risks assumed. But it is important to remember that market conditions are always in fluctuation and time horizon matters. We believe that it is important for investors to plan for a stronger future by staying focused on their long-term objectives, using an investment plan that is based on their personal time horizon and risk tolerance. An investment plan can also keep investors from making hasty portfolio decisions based on market turmoil, and give them flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help you tailor your investment allocations to your long-term goals, time horizon, and tolerance for risk.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                              9

    Report of Independent Registered
      Public Accounting Firm                                                  10

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         27

    Financial Statements                                                      30

    Notes to Financial Statements                                             33

EXPENSE EXAMPLE                                                               42

ADVISORY AGREEMENT(S)                                                         44

TRUSTEES' AND OFFICERS' INFORMATION                                           49

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

209376-0916

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA MONEY MARKET FUND (THE FUND) SEEKS THE HIGHEST INCOME CONSISTENT WITH PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets in high-quality, U.S. dollar-denominated, short-term debt securities of domestic and foreign issuers that have been determined to present minimal credit risk and comply with strict Securities and Exchange Commission (SEC) guidelines applicable to money market funds.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

ANTHONY M. ERA, Jr.                               [PHOTO OF ANTHONY M. ERA, Jr.]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The collapse in commodity prices, concerns about slowing global economic growth, and uncertainty surrounding China dampened investor sentiment during the first half of the reporting period ended July 31, 2016. Investor aversion to risk increased dramatically, and volatility surged in the financial markets. In mid-February 2016, the markets reversed direction as commodity prices rose and Chinese officials took action to stabilize China's currency. The markets were also supported by the heavy buying by foreign investors, who responded to the negative interest rates offered by certain Japanese and European government bonds by seeking higher yields in the U.S. The United Kingdom vote to leave the European Union (Brexit) led to an increase in volatility during late June 2016, but the markets had largely recovered by the end of the reporting period.

    The Federal Reserve (the Fed) raised interest rates once during the reporting period. In December 2015, it lifted the federal funds target rate by 0.25% to a range between 0.25% and 0.50%. The federal funds target rate had been anchored near zero since 2008. In its policy statement, the Fed said it intended to proceed gradually with rate increases based on the performance of the U.S. economy, but signaled the potential for four interest rate increases during 2016. However, amid mixed economic data and global uncertainty, Fed policymakers grew more dovish and suggested in March 2016 that only two interest rate increases were likely in 2016. A disappointing U.S. employment report in June 2016, along with Brexit-related volatility, led some policymakers to cut that

================================================================================

2  | USAA MONEY MARKET FUND

================================================================================

    projection to one interest rate increase. By the end of the reporting period, market expectations for an interest rate increase by the Fed in 2016 had fallen to less than 50 percent.

    The Fed's December 2015 interest rate increase, as well as shifting expectations about further increases, had a slightly positive impact on interest rates of taxable money market securities. Nevertheless, yields on money market funds remained near zero throughout the reporting period. Although money market funds provided very low absolute yields, investors continued to rely on them for the low risk and liquidity they offered.

o HOW DID THE USAA MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended July 31, 2016, the seven-day yield on the Fund remained at 0.01%. The total return for the same period was 0.01%, compared to an average of 0.04% for all money market funds ranked by iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    During the reporting period, we continued to invest the proceeds of maturing securities into commercial paper, Yankee certificates of deposit
    (CDs), and corporate notes. We also continued to invest in variable rate demand notes (VRDNs), which are likely to benefit when interest rates rise because of the frequency of their interest rate reset feature. Shorter-term yields should rise gradually in response to any further Fed increases

    Refer to page 6 for the benchmark definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

    in the federal funds target rate, whenever they may occur in the future. The VRDNs owned by the Fund also give us flexibility because they can be sold at par (100% of face value) upon notice of seven days or less. In addition, most of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest, providing the Fund with a degree of safety and liquidity

    As always, we relied on our team of analysts to help us identify securities that represented relative value. The anlaysts continue to analyze and monitor every holding in the portfolio.

    Thank you for your continued investment in the Fund.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Variable-rate demand notes (VRDNs) are securities which the interest rate is reset periodically; typically weekly, although reset intervals may vary.

================================================================================

4  | USAA MONEY MARKET FUND

================================================================================

INVESTMENT OVERVIEW

USAA MONEY MARKET FUND (THE FUND)
(Ticker Symbol: USAXX)

--------------------------------------------------------------------------------
                                          7/31/16                     7/31/15
--------------------------------------------------------------------------------
Net Assets                              $5.6 Billion               $5.3 Billion
Net Asset Value Per Share                  $1.00                       $1.00
Dollar-Weighted Average
 Portfolio Maturity(+)                     32 Days                    51 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
   1 YEAR                           5 YEARS                         10 YEARS
   0.01%                             0.01%                            1.06%

--------------------------------------------------------------------------------
                           7- DAY YIELD AS OF 7/31/16
--------------------------------------------------------------------------------
   UNSUBSIDIZED               -0.16%                SUBSIDIZED          0.01%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/15*
--------------------------------------------------------------------------------
                                       0.65%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

YOU COULD LOSE MONEY BY INVESTING IN A MONEY MARKET FUND. ALTHOUGH THIS FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE TO DO SO. THE FUND MAY IMPOSE A FEE UPON THE SALE OF YOUR SHARES OR MAY TEMPORARILY SUSPEND YOUR ABILITY TO SELL SHARES IF THE FUND'S LIQUIDITY FALLS BELOW REQUIRED MINIMUMS BECAUSE OF MARKET CONDITIONS OR OTHER FACTORS. AN INVESTMENT IN THIS FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                      iMoneyNet                         USAA MONEY
                                       AVERAGE                          MARKET FUND
 7/28/2015                              0.01%                              0.01%
 8/25/2015                              0.01%                              0.01%
 9/29/2015                              0.01%                              0.01%
10/27/2015                              0.01%                              0.01%
11/24/2015                              0.01%                              0.01%
12/29/2015                              0.03%                              0.01%
 1/26/2016                              0.04%                              0.01%
 2/23/2016                              0.07%                              0.01%
 3/29/2016                              0.07%                              0.01%
 4/26/2016                              0.06%                              0.01%
 5/31/2016                              0.06%                              0.01%
 6/28/2016                              0.08%                              0.01%
 7/26/2016                              0.08%                              0.01%

                                   [END CHART]

      Data represents the last Tuesday of each month. Ending date 7/26/16.

The graph tracks the USAA Money Market Fund's seven-day yield against an average of first-tier major money market fund yields calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

6  | USAA MONEY MARKET FUND

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                  [CHART OF CUMULATIVE PERFORMANCE OF $10,000]

                                                                      USAA MONEY
                                                                      MARKET FUND
 7/31/2006                                                            $10,000.00
 8/31/2006                                                             10,041.00
 9/30/2006                                                             10,082.00
10/31/2006                                                             10,122.00
11/30/2006                                                             10,162.00
12/31/2006                                                             10,207.00
 1/31/2007                                                             10,246.00
 2/28/2007                                                             10,284.00
 3/31/2007                                                             10,327.00
 4/30/2007                                                             10,366.00
 5/31/2007                                                             10,408.00
 6/30/2007                                                             10,450.00
 7/31/2007                                                             10,491.00
 8/31/2007                                                             10,539.00
 9/30/2007                                                             10,577.00
10/31/2007                                                             10,618.00
11/30/2007                                                             10,658.00
12/31/2007                                                             10,697.00
 1/31/2008                                                             10,732.00
 2/29/2008                                                             10,760.00
 3/31/2008                                                             10,786.00
 4/30/2008                                                             10,810.00
 5/31/2008                                                             10,836.00
 6/30/2008                                                             10,857.00
 7/31/2008                                                             10,879.00
 8/31/2008                                                             10,902.00
 9/30/2008                                                             10,930.00
10/31/2008                                                             10,967.00
11/30/2008                                                             10,987.00
12/31/2008                                                             11,005.00
 1/31/2009                                                             11,019.00
 2/28/2009                                                             11,030.00
 3/31/2009                                                             11,041.00
 4/30/2009                                                             11,052.00
 5/31/2009                                                             11,063.00
 6/30/2009                                                             11,073.00
 7/31/2009                                                             11,082.00
 8/31/2009                                                             11,087.00
 9/30/2009                                                             11,091.00
10/31/2009                                                             11,094.00
11/30/2009                                                             11,096.00
12/31/2009                                                             11,098.00
 1/31/2010                                                             11,098.00
 2/28/2010                                                             11,098.00
 3/31/2010                                                             11,099.00
 4/30/2010                                                             11,099.00
 5/31/2010                                                             11,099.00
 6/30/2010                                                             11,099.00
 7/31/2010                                                             11,099.00
 8/31/2010                                                             11,099.00
 9/30/2010                                                             11,099.00
10/31/2010                                                             11,099.00
11/30/2010                                                             11,099.00
12/31/2010                                                             11,101.00
 1/31/2011                                                             11,101.00
 2/28/2011                                                             11,101.00
 3/31/2011                                                             11,101.00
 4/30/2011                                                             11,101.00
 5/31/2011                                                             11,101.00
 6/30/2011                                                             11,101.00
 7/31/2011                                                             11,101.00
 8/31/2011                                                             11,101.00
 9/30/2011                                                             11,101.00
10/31/2011                                                             11,102.00
11/30/2011                                                             11,102.00
12/31/2011                                                             11,102.00
 1/31/2012                                                             11,104.00
 2/29/2012                                                             11,104.00
 3/31/2012                                                             11,104.00
 4/30/2012                                                             11,104.00
 5/31/2012                                                             11,104.00
 6/30/2012                                                             11,104.00
 7/31/2012                                                             11,104.00
 8/31/2012                                                             11,104.00
 9/30/2012                                                             11,104.00
10/31/2012                                                             11,105.00
11/30/2012                                                             11,105.00
12/31/2012                                                             11,105.00
 1/31/2013                                                             11,105.00
 2/28/2013                                                             11,105.00
 3/31/2013                                                             11,105.00
 4/30/2013                                                             11,105.00
 5/31/2013                                                             11,106.00
 6/30/2013                                                             11,106.00
 7/31/2013                                                             11,106.00
 8/31/2013                                                             11,106.00
 9/30/2013                                                             11,106.00
10/31/2013                                                             11,106.00
11/30/2013                                                             11,106.00
12/31/2013                                                             11,106.00
 1/31/2014                                                             11,106.00
 2/28/2014                                                             11,106.00
 3/31/2014                                                             11,107.00
 4/30/2014                                                             11,107.00
 5/31/2014                                                             11,107.00
 6/30/2014                                                             11,107.00
 7/31/2014                                                             11,107.00
 8/31/2014                                                             11,107.00
 9/30/2014                                                             11,107.00
10/31/2014                                                             11,107.00
11/30/2014                                                             11,107.00
12/31/2014                                                             11,107.00
 1/31/2015                                                             11,108.00
 2/28/2015                                                             11,108.00
 3/31/2015                                                             11,108.00
 4/30/2015                                                             11,108.00
 5/31/2015                                                             11,108.00
 6/30/2015                                                             11,108.00
 7/31/2015                                                             11,108.00
 8/31/2015                                                             11,108.00
 9/30/2015                                                             11,108.00
10/31/2015                                                             11,108.00
11/30/2015                                                             11,108.00
12/31/2015                                                             11,109.00
 1/31/2016                                                             11,109.00
 2/29/2016                                                             11,109.00
 3/31/2016                                                             11,109.00
 4/30/2016                                                             11,109.00
 5/31/2016                                                             11,109.00
 6/30/2016                                                             11,109.00
 7/31/2016                                                             11,109.00

                                   [END CHART]

                       Data from 7/31/06 through 7/31/16.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted assumes reinvestment of all net investment income and realized capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. For seven-day yield information, please refer to the Fund's investment overview page.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                           o PORTFOLIO MIX - 7/31/16 o

                     [PIE CHART OF PORTFOLIO MIX - 7/31/16]

VARIABLE-RATE DEMAND NOTES                                                 38.6%
COMMERCIAL PAPER                                                           35.5%
FIXED-RATE INSTRUMENTS                                                     12.1%
ADJUSTABLE-RATE NOTES                                                       7.1%
REPURCHASE AGREEMENTS                                                       4.8%
U.S. TREASURY BILLS                                                         1.5%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 11-26.

================================================================================

8  | USAA MONEY MARKET FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2016:

                    LONG-TERM                   QUALIFIED
                   CAPITAL GAIN                  INTEREST
                  DISTRIBUTIONS(1)               INCOME
                  ---------------------------------------
                      $2,000                    $550,000
                  ---------------------------------------

(1)Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA MONEY MARKET FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Money Market Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Money Market Fund at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 21, 2016

================================================================================

10  | USAA MONEY MARKET FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2016

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
              FIXED-RATE INSTRUMENTS (12.1%)

              DIVERSIFIED BANKS (8.0%)
$    30,000   Bank of Nova Scotia                                              1.14%       4/19/2017       $    30,000
     25,000   Canadian Imperial Bank of Commerce                               0.50        9/20/2016            25,000
     40,000   Canadian Imperial Bank of Commerce                               0.63       10/11/2016            40,000
     25,000   Canadian Imperial Bank of Commerce                               0.92        1/12/2017            25,000
     25,000   Canadian Imperial Bank of Commerce                               1.12        4/18/2017            25,000
     25,000   Landesbank Hessen Thuringen                                      0.61        9/19/2016            25,000
     30,000   Mizuho Bank Ltd.                                                 0.90       10/20/2016            30,000
     25,000   Natixis                                                          0.90        9/29/2016            25,000
     25,000   Natixis                                                          0.74       11/04/2016            25,000
     25,000   Norinchukin Bank                                                 0.67       10/19/2016            25,000
     25,000   Skandinaviska Enskilda Banken AB                                 0.60        9/06/2016            25,000
     25,000   Skandinaviska Enskilda Banken AB                                 0.98        1/26/2017            25,000
     25,000   Svenska Handelsbanken                                            0.54        9/09/2016            25,000
     25,000   Svenska Handelsbanken                                            0.82       11/04/2016            25,000
     25,000   Swedbank AB                                                      0.51        8/09/2016            25,000
     25,000   Swedbank AB                                                      0.68        8/09/2016            25,000
     25,000   Swedbank AB                                                      0.66       11/07/2016            25,000
                                                                                                           -----------
                                                                                                               450,000
                                                                                                           -----------
              DIVERSIFIED CAPITAL MARKETS (0.4%)
    25,000    Credit Suisse AG                                                 0.66       10/07/2016            25,000
                                                                                                           -----------
              GENERAL OBLIGATION (0.2%)
    10,000    Yorkshire-Pioneer CSD                                            2.00        6/27/2017            10,099
                                                                                                           -----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (1.2%)
    25,000    Toronto-Dominion Bank                                            0.93        1/17/2017            25,000
    40,000    Toronto-Dominion Bank                                            1.24        7/26/2017            40,000
                                                                                                           -----------
                                                                                                                65,000
                                                                                                           -----------
              REGIONAL BANKS (2.3%)
    56,614    Fifth Third Bank                                                 1.15       11/18/2016            56,645
    25,000    MUFG Union Bank, N.A.                                            0.50        8/12/2016            25,000
    25,000    MUFG Union Bank, N.A.                                            0.45        9/01/2016            25,000
    20,500    PNC Funding Corp.                                                5.63        2/01/2017            20,889
                                                                                                           -----------
                                                                                                               127,534
                                                                                                           -----------
              Total Fixed-Rate Instruments (cost: $677,633)                                                    677,633
                                                                                                           -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
              COMMERCIAL PAPER (35.5%)

              AIRPORT/PORT (0.9%)
$   27,300    Philadelphia (LOC - Wells Fargo & Co.)                           0.62%       8/22/2016       $    27,300
    25,000    Philadelphia (LOC - Wells Fargo & Co.)                           0.62        9/30/2016            25,000
                                                                                                           -----------
                                                                                                                52,300
                                                                                                           -----------
              ASSET-BACKED FINANCING (8.1%)
    16,800    Cedar Springs Capital Co.(a)                                     0.65        9/07/2016            16,789
    25,000    Fairway Finance Corp.(a),(b)                                     0.57        9/08/2016            24,985
    11,500    Fairway Finance Corp.(a),(b)                                     0.58        9/19/2016            11,491
    45,000    Fairway Finance Corp.(a),(b)                                     0.65       10/05/2016            44,947
    20,000    Fairway Finance Corp.(a),(b)                                     0.65       10/11/2016            19,974
    11,000    Liberty Street Funding, LLC(a),(b)                               0.61        9/15/2016            10,992
    12,500    LMA Americas, LLC(a),(b)                                         0.53        8/12/2016            12,498
    29,197    Manhattan Asset Funding Co.(a),(b)                               0.50        8/10/2016            29,193
     9,000    Manhattan Asset Funding Co.(a),(b)                               0.60        8/25/2016             8,996
    20,000    Manhattan Asset Funding Co.(a),(b)                               0.71       10/12/2016            19,972
    15,000    Ridgefield Funding Co., LLC(a)                                   0.51        8/08/2016            14,999
    80,000    Ridgefield Funding Co., LLC(a)                                   0.51        8/18/2016            79,981
    35,000    Ridgefield Funding Co., LLC(a)                                   0.53        8/22/2016            34,989
    20,000    Ridgefield Funding Co., LLC(a)                                   0.55        9/12/2016            19,987
    25,000    Sheffield Receivables(a),(b)                                     0.55        8/15/2016            24,995
    41,000    Victory Receivables(a),(b)                                       0.50        8/15/2016            40,992
    40,000    Victory Receivables(a),(b)                                       0.65       10/03/2016            39,954
                                                                                                           -----------
                                                                                                               455,734
                                                                                                           -----------
              AUTOMOBILE MANUFACTURERS (0.4%)
     8,000    Hyundai Capital America(a),(b)                                   0.74        8/01/2016             8,000
    15,000    Hyundai Capital America(a),(b)                                   0.70        8/11/2016            14,997
                                                                                                           -----------
                                                                                                                22,997
                                                                                                           -----------
              AUTOMOTIVE RETAIL (0.4%)
    24,500    Autozone, Inc.(a),(b)                                            0.70        8/05/2016            24,498
                                                                                                           -----------
              CONSUMER FINANCE (1.6%)
    24,805    American Honda Finance                                           0.40        8/08/2016            24,803
    30,000    American Honda Finance                                           0.45        8/09/2016            29,997
     9,000    American Honda Finance                                           0.40        8/12/2016             8,999
    25,000    American Honda Finance                                           0.45        8/23/2016            24,993
                                                                                                           -----------
                                                                                                                88,792
                                                                                                           -----------
              EDUCATION (4.8%)
    25,000    Board of Regents of the Univ. of Texas System                    0.41        8/11/2016            25,000
    15,130    Emory Univ.                                                      0.55        8/23/2016            15,130
    34,500    Emory Univ.                                                      0.53        9/22/2016            34,500
    28,958    Emory Univ.                                                      0.55       10/12/2016            28,958

================================================================================

12  | USAA MONEY MARKET FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
$   27,400    Emory Univ.                                                      0.57%      10/12/2016       $    27,400
    18,470    Univ. of California                                              0.42        8/15/2016            18,467
    24,000    Univ. of California                                              0.48        8/16/2016            23,995
    13,608    Univ. of California                                              0.44        9/12/2016            13,601
    31,650    Yale Univ.                                                       0.46        8/15/2016            31,644
    14,045    Yale Univ.                                                       0.41        8/17/2016            14,042
    37,000    Yale Univ.                                                       0.46        9/07/2016            36,983
                                                                                                           -----------
                                                                                                               269,720
                                                                                                           -----------
              EDUCATION SERVICES (1.0%)
    20,000    American Univ.                                                   0.55        8/18/2016            19,995
    20,000    American Univ.                                                   0.45        8/25/2016            19,994
    15,000    Baylor Univ.                                                     0.45        9/13/2016            14,992
                                                                                                           -----------
                                                                                                                54,981
                                                                                                           -----------
              ELECTRIC UTILITIES (0.3%)
    18,000    Pacific Gas & Electric Co.(a),(b)                                0.68        8/16/2016            17,995
                                                                                                           -----------
              ELECTRIC/GAS UTILITIES (6.1%)
    11,000    Long Island Power Auth. (LOC - Royal Bank
               of Canada)                                                      0.41        8/01/2016            11,000
    20,200    Long Island Power Auth. (LOC - Royal Bank
               of Canada)                                                      0.47        8/23/2016            20,200
    25,000    Long Island Power Auth. (LOC - Royal Bank
               of Canada)                                                      0.47        8/24/2016            25,000
    35,000    Long Island Power Auth. (LOC - Royal Bank
               of Canada)                                                      0.45        9/07/2016            35,000
    50,000    Long Island Power Auth. (LOC - Royal Bank
               of Canada)                                                      0.45        9/20/2016            50,000
    30,000    San Antonio                                                      0.45        8/01/2016            30,000
    20,000    San Antonio                                                      0.46        8/03/2016            20,000
    37,832    South Carolina Public Service Auth.                              0.48        8/01/2016            37,832
    10,000    South Carolina Public Service Auth.                              0.55        8/03/2016            10,000
    14,000    South Carolina Public Service Auth.                              0.47        8/17/2016            14,000
    43,428    South Carolina Public Service Auth.                              0.45        9/01/2016            43,428
    42,207    South Carolina Public Service Auth.                              0.52        9/14/2016            42,207
                                                                                                           -----------
                                                                                                               338,667
                                                                                                           -----------
              GENERAL OBLIGATION (0.5%)
    30,000    Texas Public Finance Auth.                                       0.48        8/10/2016            30,000
                                                                                                           -----------
              HEALTH CARE FACILITIES (0.3%)
    14,000    Trinity Health Corp.                                             0.44        8/04/2016            14,000
                                                                                                           -----------
              HOSPITAL (5.2%)
    24,000    Catholic Health Initiatives                                      0.70        8/01/2016            24,000
    30,000    Inova Health Systems Foundation                                  0.48        8/16/2016            29,994

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
$   40,000    Inova Health Systems Foundation                                  0.50%       9/19/2016       $    39,973
    30,000    Inova Health Systems Foundation                                  0.55       10/12/2016            29,967
    15,062    Kaiser Foundation Hospital                                       0.67        8/01/2016            15,062
    25,034    Kaiser Foundation Hospital                                       0.58        8/16/2016            25,028
    40,040    Kaiser Foundation Hospital                                       0.52        8/17/2016            40,031
    23,696    Kaiser Foundation Hospital                                       0.52        8/22/2016            23,689
    10,000    Kaiser Foundation Hospital                                       0.65        9/07/2016             9,993
    15,000    Kaiser Foundation Hospital                                       0.78       10/04/2016            14,979
    25,044    Kaiser Foundation Hospital                                       0.58       10/06/2016            25,017
    15,025    Kaiser Foundation Hospital                                       0.60       10/19/2016            15,005
                                                                                                           -----------
                                                                                                               292,738
                                                                                                           -----------
              INTEGRATED OIL & GAS (2.3%)
   34,000     Exxon Mobil Corp.                                                0.42        8/01/2016            34,000
   25,000     Exxon Mobil Corp.                                                0.34        8/03/2016            25,000
   30,000     Exxon Mobil Corp.                                                0.34        8/10/2016            29,997
   40,000     Exxon Mobil Corp.                                                0.32        8/15/2016            39,995
                                                                                                           -----------
                                                                                                               128,992
                                                                                                           -----------
              SALES TAX (0.4%)
   20,000     Dallas Area Rapid Transit                                        0.49        9/15/2016            20,000
                                                                                                           -----------
              SOFT DRINKS (1.8%)
    5,500     Coca-Cola Co.(a),(b)                                             0.40        8/01/2016             5,500
   25,000     Coca-Cola Co.(a),(b)                                             0.34        8/05/2016            24,999
   12,650     Coca-Cola Co.(a),(b)                                             0.38        9/14/2016            12,644
   40,000     Coca-Cola Co.(a),(b)                                             0.59       11/08/2016            39,934
   20,000     Coca-Cola Co.(a),(b)                                             0.57       11/15/2016            19,967
                                                                                                           -----------
                                                                                                               103,044
                                                                                                           -----------
              SYSTEMS SOFTWARE (1.4%)
   20,000     Microsoft Corp.(a),(b)                                           0.39        8/17/2016            19,996
   57,600     Microsoft Corp.(a),(b)                                           0.42        8/31/2016            57,580
                                                                                                           -----------
                                                                                                                77,576
                                                                                                           -----------
              Total Commercial Paper (cost: $1,992,034)                                                      1,992,034
                                                                                                           -----------

              VARIABLE-RATE DEMAND NOTES (38.6%)

              AEROSPACE & DEFENSE (0.6%)
    9,595     Albertville IDB (LOC - JP Morgan Chase & Co.)                    0.56        3/01/2018             9,595
   22,370     GBG, LLC (LOC - Bank of New York Mellon Corp.)(a)                0.45        9/01/2027            22,370
                                                                                                           -----------
                                                                                                                31,965
                                                                                                           -----------
              AGRICULTURAL PRODUCTS (1.1%)
   15,000     Indiana Finance Auth.                                            0.47        6/01/2041            15,000
   10,045     Iowa Finance Auth.                                               0.47        6/01/2036            10,045

================================================================================

14  | USAA MONEY MARKET FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
$   35,000    Iowa Finance Auth.                                               0.47%       6/01/2039       $    35,000
     2,730    Washington Economic Dev. Finance Auth.
                (LOC - BNP Paribas)                                            0.53        9/01/2032             2,730
                                                                                                           -----------
                                                                                                                62,775
                                                                                                           -----------
              AIRPORT SERVICES (0.0%)
     1,600    San Antonio Airport System (LOC - Bank of
                America Corp.)                                                 0.67        4/01/2020             1,600
                                                                                                           -----------
              AIRPORT/PORT (0.3%)
    15,000    New Jersey EDA (LOC - Banco Santander S.A.)                      0.73        7/01/2030            15,000
                                                                                                           -----------
              ALUMINUM (0.2%)
     4,935    Bartow County Development Auth. (LOC - Comerica
                Bank, N.A.)                                                    0.54        5/01/2036             4,935
     7,815    Hancock County (LOC - Wells Fargo & Co.)                         0.64        4/01/2028             7,815
                                                                                                           -----------
                                                                                                                12,750
                                                                                                           -----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.1%)
     4,635    St. Charles Parish (LOC - Federal Home
                Loan Bank of Atlanta)                                          0.52        9/01/2024             4,635
                                                                                                           -----------
              AUTO PARTS & EQUIPMENT (0.2%)
     1,600    Elkhart County (LOC - Fifth Third Bank)                          0.58       12/01/2027             1,600
     3,840    Illinois Finance Auth. (LOC - Federal Home
                Loan Bank of Chicago)                                          0.58        7/01/2040             3,840
     3,400    Savanna (LOC - Bank of America Corp.)                            0.54        5/01/2019             3,400
     1,125    Tippecanoe County (LOC - Fifth Third Bank)                       0.58       11/01/2025             1,125
                                                                                                           -----------
                                                                                                                 9,965
                                                                                                           -----------
              BUILDING PRODUCTS (0.8%)
     2,415    Atchison (LOC - Key Bank, N.A.)                                  0.59        1/01/2033             2,415
     3,900    Cornell Iron Works, Inc. (LOC - Bank of
                America Corp.)                                                 0.69        4/01/2019             3,900
     1,840    Delaware EDA (LOC - Key Bank, N.A.)                              0.59        4/01/2023             1,840
     2,800    Manhattan IDB (LOC - JP Morgan Chase & Co.)                      0.45        4/01/2028             2,800
     4,285    Moondance Enterprises, LP (LOC - PNC Financial
                Services Group)                                                0.49       11/01/2020             4,285
       450    Tazewell County IDA (LOC - PNC Financial
                Services Group)                                                0.56        2/01/2017               450
    28,750    Union County (LOC - SunTrust Bank)                               0.51       10/01/2027            28,750
                                                                                                           -----------
                                                                                                                44,440
                                                                                                           -----------
              COMMERCIAL PRINTING (0.1%)
     1,989    Fairway, LLC (LOC - Federal Home Loan
                Bank of San Francisco)                                         0.49       12/01/2023             1,989
     2,300    Summit County Port Auth. (LOC - Key Bank, N.A.)                  0.59        7/01/2023             2,300
                                                                                                           -----------
                                                                                                                 4,289
                                                                                                           -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
              COMMUNITY SERVICE (0.3%)
$   15,700    Wisconsin Public Finance Auth.
                (LOC - Fifth Third Bank)                                       0.43%       2/01/2042       $    15,700
                                                                                                           -----------
              CONSTRUCTION MATERIALS (0.2%)
     1,855    Franklin IDB (LOC - Federal Home Loan
                Bank of Chicago)                                               0.64        7/01/2032             1,855
    10,000    Yavapai County IDA (LOC - Bank of
                Nova Scotia)                                                   0.55        9/01/2035            10,000
                                                                                                           -----------
                                                                                                                11,855
                                                                                                           -----------
              DISTRIBUTORS (0.3%)
    14,780    Bhavnani, LLC (LOC - U.S. Bancorp)                               0.45        5/01/2038            14,780
                                                                                                           -----------
              DIVERSIFIED CHEMICALS (0.1%)
     6,500    Port of Port Arthur Navigation District                          0.55        4/01/2033             6,500
                                                                                                           -----------
              DIVERSIFIED REAL ESTATE ACTIVITIES (3.0%)
    35,000    Fiore Capital, LLC (LOC - Wells Fargo & Co.)                     0.45        8/01/2045            35,000
     7,000    Fiore Capital, LLC (LOC - Wells Fargo & Co.)                     0.45        8/01/2045             7,000
    12,790    Kansas City Tax Financing Commission
                (LOC - Key Bank, N.A.)                                         0.50        6/01/2024            12,790
    58,400    New York Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                            0.39        5/01/2042            58,400
    27,710    Paca-Pratt Associates, Inc. (LOC - Manufacturers &
                Traders Trust Co.)                                             0.85        1/01/2038            27,710
    13,059    Pinnacle Properties Dev. Group, LLC (LOC - Federal
                Home Loan Bank of Cincinnati)                                  0.47        6/15/2041            13,059
    12,525    Stobro Co., LP (LOC - Federal Home Loan
                Bank of Pittsburgh)                                            0.52        1/01/2032            12,525
                                                                                                           -----------
                                                                                                               166,484
                                                                                                           -----------
              EDUCATION (1.7%)
     6,595    Colorado Educational and Cultural Facilities Auth.
                (LOC - Fifth Third Bank)                                       0.46        1/01/2029             6,595
    35,000    Michigan State Finance Auth.
                (LOC - PNC Financial Services Group)                           0.42        9/01/2050            35,000
    44,000    Michigan State Finance Auth.
                (LOC - Bank of Montreal)                                       0.43        9/01/2050            44,000
     5,170    Missouri Health and Educational Facilities Auth.
                (LOC - Fifth Third Bank)                                       0.43        7/15/2037             5,170
     5,305    Univ. of Illinois (LOC - Northern Trust Corp.)                   0.43        4/01/2044             5,305
                                                                                                           -----------
                                                                                                                96,070
                                                                                                           -----------

================================================================================

16  | USAA MONEY MARKET FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
              EDUCATION SERVICES (1.4%)
$    6,177    Cornerstone Funding Corp. I
                (LOC - Toronto-Dominion Bank)                                  0.86%        1/01/2025      $     6,177
     5,025    Harvest Time Tabernacle, Inc. (LOC - Federal
                Home Loan Bank of Dallas)                                      0.54         8/01/2037            5,025
     3,515    Manhattan Christian College, Inc. (LOC - Federal
                Home Loan Bank of Topeka)                                      0.54         5/01/2036            3,515
    47,385    Michigan State Finance Auth.
                (LOC - JP Morgan Chase & Co.)                                  0.48         9/01/2053           47,385
    12,930    Saddleback Valley Community Church (LOC - Federal
                Home Loan Bank of San Francisco)                               0.49        11/01/2038           12,930
     1,730    Summit Country Day School (LOC - U.S. Bancorp)                   0.82         2/01/2019            1,730
                                                                                                           -----------
                                                                                                                76,762
                                                                                                           -----------
              ELECTRIC UTILITIES (4.5%)
    11,000    Appling County Dev. Auth.                                        0.46         9/01/2041           11,000
     5,000    Collier County IDA (LOC - Wells Fargo & Co.)                     0.47        10/01/2025            5,000
     6,000    Dade County IDA                                                  0.39         6/01/2021            6,000
     4,000    Escambia County                                                  0.58         4/01/2039            4,000
    20,000    Garfield County Industrial Auth.                                 0.46         1/01/2025           20,000
    21,200    Indiana Dev. Finance Auth.                                       0.61        12/01/2038           21,200
    15,000    Louisa County                                                    0.46        10/01/2024           15,000
    15,000    Miami-Dade County IDA                                            0.38         2/01/2023           15,000
     7,250    Mobile IDB                                                       0.44         9/01/2031            7,250
    20,000    Mobile IDB                                                       0.45         6/01/2034           20,000
    20,000    Muskogee Industrial Trust                                        0.46         6/01/2027           20,000
    30,000    St. Lucie County                                                 0.38         5/01/2024           30,000
    79,900    St. Lucie County                                                 0.40         9/01/2028           79,900
                                                                                                           -----------
                                                                                                               254,350
                                                                                                           -----------
              ELECTRIC/GAS UTILITIES (0.2%)
    10,000    Central Plains Energy Project (LIQ)
                (LOC - Royal Bank of Canada)(a)                                0.49         3/01/2020           10,000
                                                                                                           -----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
     4,560    Putnam County IDA (LOC - Citizens Financial Group)               0.65         7/01/2032            4,560
                                                                                                           -----------
              FOOD RETAIL (0.8%)
    38,750    Altoona-Blair County Dev. Corp. (LOC - PNC
                Financial Services Group)(a)                                   0.44         4/01/2035           38,750
     1,445    Food Supply, Inc. (LOC - SunTrust Bank)                          0.51         5/01/2024            1,445
     5,900    Saubels Market, Inc. (LOC - Fulton Bank)                         1.00         5/01/2034            5,900
                                                                                                           -----------
                                                                                                                46,095
                                                                                                           -----------
              FOREST PRODUCTS (0.1%)
     3,600    Rex Lumber, LLC (LOC - Federal Home
                Loan Bank of Dallas)                                           0.47         2/01/2022            3,600
                                                                                                           -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
              GENERAL MERCHANDISE STORES (0.2%)
$    9,235    Marion EDA (LOC - Key Bank, N.A.)                                0.59%        2/01/2035      $     9,235
                                                                                                           -----------
              GENERAL OBLIGATION (2.0%)
     7,500    Bridgeview (LOC - Bank of Montreal)                              0.44        12/01/2038            7,500
     7,500    Bridgeview (LOC - Bank of Montreal)                              0.44        12/01/2038            7,500
    28,465    McHenry County (LIQ) (LOC - Deutsche Bank A.G.)(a)               0.64         1/15/2026           28,465
     5,550    Michigan Charter Township of Commerce
                (LOC - Comerica Bank, N.A.)                                    0.52        10/01/2018            5,550
    34,345    Michigan Charter Township of Commerce
                (LOC - PNC Financial Services Group)                           0.45        10/01/2034           34,345
    29,800    Will County Community High School District (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                                  0.67         1/01/2026           29,800
                                                                                                           -----------
                                                                                                               113,160
                                                                                                           -----------
              HEALTH CARE EQUIPMENT (0.2%)
     1,370    Labcon North America (LOC - BNP Paribas)                         0.53         1/01/2040            1,370
     7,980    Labcon North America (LOC - BNP Paribas)                         0.53         6/01/2044            7,980
                                                                                                           -----------
                                                                                                                 9,350
                                                                                                           -----------
              HEALTH CARE FACILITIES (2.8%)
     6,740    Alexandria IDA (LOC - Bank of America Corp.)                     0.49         7/01/2030            6,740
    15,470    BJ Financing, LLC (LOC - Bank of Montreal)                       0.80        12/01/2037           15,470
     9,120    Bronson Lifestyle Improvement & Research Center
                (LOC - Fifth Third Bank)                                       0.58         9/01/2030            9,120
     1,795    Columbia County IDA (LOC - HSBC Bank USA)                        0.50         7/01/2027            1,795
       200    District of Columbia (LOC - Manufacturers &
                Traders Trust Co.)                                             0.85         7/01/2032              200
     3,435    Dunn Nursing Home, Inc. (LOC - Federal Home
                Loan Bank of Dallas)                                           0.47         2/01/2024            3,435
     1,695    HP LRHS Land, LLC (LOC - U.S. Bancorp)                           0.53        10/01/2030            1,695
     3,385    Louisiana Public Facilities Auth.
                (LOC - Capital One, N.A.)                                      0.69         7/01/2028            3,385
     1,100    MBE Investment Co., LLC
                (LOC - Comerica Bank, N.A.)                                    0.54         2/01/2051            1,100
     3,060    MCE MOB IV, LP (LOC - PNC Financial
                Services Group)                                                0.49         8/01/2022            3,060
     3,370    Medical Center of Athens (LOC - Federal
              Home Loan Bank of Atlanta)                                       0.54         9/01/2032            3,370
     6,780    Medical Properties Investment Co.
                (LOC - Fifth Third Bank)                                       0.52        11/01/2035            6,780
     7,390    MediLucent MOB I, LP (LOC - PNC Financial
                Services Group)                                                0.49         8/01/2030            7,390
    11,725    MMC Corp. (LOC - JP Morgan Chase & Co.)                          0.65        11/01/2035           11,725
     3,405    Onondaga County IDA (LOC - HSBC Bank USA)                        0.48         1/01/2023            3,405

================================================================================

18  | USAA MONEY MARKET FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
$   24,170    OSF Finance Co., LLC (LOC - PNC Financial
                Services Group)                                                0.44%       12/01/2037      $    24,170
     3,805    Premier Senior Living, LLC (LOC - Wells Fargo & Co.)             0.47         8/01/2037            3,805
     6,565    Premier Senior Living, LLC (LOC - Wells Fargo & Co.)             0.47         8/01/2037            6,565
     4,575    Premier Senior Living, LLC (LOC - Wells Fargo & Co.)             0.47         8/01/2037            4,575
     2,960    Premier Senior Living, LLC (LOC - Wells Fargo & Co.)             0.47         8/01/2037            2,960
     2,125    Premier Senior Living, LLC (LOC - Wells Fargo & Co.)             0.47         8/01/2037            2,125
    22,860    Premier Senior Living, LLC (LOC - Wells Fargo & Co.)             0.47         8/01/2037           22,860
     2,515    Premier Senior Living, LLC (LOC - Wells Fargo & Co.)             0.47         8/01/2037            2,515
     2,495    Premier Senior Living, LLC (LOC - Wells Fargo & Co.)             0.47         8/01/2037            2,495
     5,160    Sawmill Creek Lodge Co. (LOC - Fifth Third Bank)                 0.57        10/01/2026            5,160
     2,500    Syracuse IDA (LOC - HSBC Bank USA)                               0.48         1/01/2023            2,500
                                                                                                           -----------
                                                                                                               158,400
                                                                                                           -----------
              HEALTH CARE SERVICES (0.3%)
     6,010    Central Ohio Medical Textiles (LOC - PNC
                Financial Services Group)                                      0.49         3/01/2023            6,010
     5,880    Kaneville Road Joint Venture (LOC - Federal
                Home Loan Bank of Chicago)                                     0.47        11/01/2032            5,880
     5,910    Vold Vision Ventures, LLC (LOC - Federal
                Home Loan Bank of Dallas)                                      0.54        10/01/2039            5,910
                                                                                                           -----------
                                                                                                                17,800
                                                                                                           -----------
              HEALTH MISCELLANEOUS (0.4%)
    21,200    Cleveland Cuyahoga County (LOC - PNC Financial
                Services Group)                                                0.43         1/01/2033           21,200
                                                                                                           -----------
              HOME FURNISHINGS (0.2%)
     2,735    Caddo Parish IDB (LOC - Capital One, N.A.)                       0.72         7/01/2024            2,735
     4,000    Fulton County Dev. Auth. (LOC - Wells Fargo & Co.)               0.64         6/01/2027            4,000
     2,300    Jasper County IDA (LOC - JP Morgan Chase & Co.)                  0.63         8/01/2016            2,300
     1,500    Michigan Strategic Fund Ltd. (LOC - JP
                Morgan Chase & Co.)                                            0.50         9/01/2030            1,500
     2,300    Walton County Industrial Building Auth.
                (LOC - Wells Fargo & Co.)                                      0.64        10/01/2017            2,300
                                                                                                           -----------
                                                                                                                12,835
                                                                                                           -----------
              HOME IMPROVEMENT RETAIL (0.1%)
     5,165    Brookhaven IDA (LOC - Capital One, N.A.)                         0.60         1/01/2025            5,165
                                                                                                           -----------
              HOSPITAL (1.4%)
     2,985    Albany IDA (LOC - Citizens Financial Group)                      0.70         5/01/2035            2,985
     1,155    Johnson City Health and Educational Facilities Board
                (LOC - U.S. Bancorp)                                           0.45         7/01/2033            1,155
    20,035    Lee Memorial Health System (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                                  0.63         4/01/2037           20,035

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
$   22,800    Maryland Health and Higher Educational Facilities
                Auth. (LIQ) (LOC - Deutsche Bank A.G.)(a)                      0.65%        8/15/2042      $    22,800
    24,805    Missouri Health and Educational Facilities
                Board (LIQ) (LOC - Deutsche Bank A.G.)(a)                      0.63        11/15/2048           24,805
     7,730    Nassau Health Care Corp. (LOC - JP Morgan
                Chase & Co.)                                                   0.45         8/01/2022            7,730
                                                                                                           -----------
                                                                                                                79,510
                                                                                                           -----------
              HOTELS, RESORTS & CRUISE LINES (0.2%)
     3,240    Connecticut Dev. Auth. (LOC - Toronto- Dominion
                Bank)                                                          0.53        12/01/2028            3,240
     1,575    Doghouse Properties, LLC (LOC - Federal Home
                Loan Bank of Atlanta)                                          0.55         5/01/2027            1,575
     7,265    Forward Corp. (LOC - Fifth Third Bank)                           0.52        12/01/2030            7,265
                                                                                                           -----------
                                                                                                                12,080
                                                                                                           -----------
              HOUSEHOLD APPLIANCES (0.0%)
     1,020    Stark County (LOC - Key Bank, N.A.)                              0.59         6/01/2018            1,020
                                                                                                           -----------
              INDUSTRIAL MACHINERY (0.2%)
     4,736    Allegheny County IDA (LOC - PNC
                Financial Services Group)                                      0.58        11/01/2027            4,736
     2,780    Fulton County Dev. Auth. (LOC - Federal Home
                Loan Bank of Atlanta)                                          0.52         5/01/2030            2,780
       500    Henderson County (LOC - Wells Fargo & Co.)                       0.52        11/01/2019              500
     2,075    Lynchburg IDA (LOC - PNC Financial
                Services Group)                                                0.56         3/01/2029            2,075
       500    Michigan Strategic Fund Ltd.
                (LOC - Fifth Third Bank)                                       0.58         3/01/2023              500
     1,230    Sheboygan Falls (LOC - U.S. Bancorp)                             0.61         1/01/2032            1,230
     1,155    South Carolina Jobs EDA (LOC - Key Bank, N.A.)                   0.59         4/01/2022            1,155
       520    Trumbull County (LOC - Key Bank, N.A.)                           0.59         4/01/2017              520
                                                                                                           -----------
                                                                                                                13,496
                                                                                                           -----------
              INTEGRATED OIL & GAS (0.2%)
     5,000    Calhoun County Navigation IDA                                    0.73         1/01/2024            5,000
     7,950    Mississippi Business Finance Corp.                               0.35        12/01/2030            7,950
                                                                                                           -----------
                                                                                                                12,950
                                                                                                           -----------
              LEISURE FACILITIES (0.4%)
     4,325    Cattail Creek Country Club, Inc.
                (LOC - Manufacturers & Traders Trust Co.)                      0.85         3/01/2031            4,325
    10,110    CEI Capital, LLC (LOC - Fifth Third Bank)                        0.51         3/01/2033           10,110
     9,400    Turfway Park, LLC (LOC - Fifth Third Bank)                       0.74         7/01/2022            9,400
                                                                                                           -----------
                                                                                                                23,835
                                                                                                           -----------

================================================================================

20  | USAA MONEY MARKET FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
              LEISURE PRODUCTS (0.1%)
$    6,325    Charter Lakes Capital, LLC (LOC - Wells Fargo & Co.)             0.53%       10/01/2046      $     6,325
     1,300    Rhode Island Industrial Facilities Corp.
                (LOC - Toronto-Dominion Bank)                                  0.60         2/01/2021            1,300
                                                                                                           -----------
                                                                                                                 7,625
                                                                                                           -----------
              LIFE & HEALTH INSURANCE (0.7%)
     6,460    Harry M. Rubin 2014 Insurance Trust
                (LOC - Wells Fargo & Co.)                                      0.47         9/01/2034            6,460
     3,950    Lavonia O. Frick Family Trust
                (LOC - Wells Fargo & Co.)                                      0.47         8/01/2028            3,950
    13,355    Lavonne Johnson Life Insurance Trust
                (LOC - Federal Home Loan Bank of Atlanta)                      0.47         6/01/2031           13,355
     8,870    Lynette J. Keane Insurance Trust
                (LOC - Wells Fargo & Co.)                                      0.47        10/01/2033            8,870
     5,375    Sullivan Irrevocable Trust
                (LOC - Wells Fargo & Co.)                                      0.47         2/01/2035            5,375
                                                                                                           -----------
                                                                                                                38,010
                                                                                                           -----------
              MOVIES & ENTERTAINMENT (0.3%)
    14,110    Esplanade Theatres, LLC (LOC - Federal Home
                Loan Bank of Dallas)                                           0.51        11/01/2042           14,110
     2,500    Kenner Theatres, LLC (LOC - Federal Home
                Loan Bank of Dallas)                                           0.52         2/01/2042            2,500
                                                                                                           -----------
                                                                                                                16,610
                                                                                                           -----------
              MULTIFAMILY HOUSING (3.0%)
     8,135    Alabama Housing Finance Auth. (LOC - U.S. Bancorp)               0.46         4/01/2037            8,135
     7,510    Florida Housing Finance Corp. (LOC - SunTrust Bank)              0.55         4/01/2034            7,510
     6,800    Florida Housing Finance Corp. (LOC - SunTrust Bank)              0.55         6/01/2034            6,800
     7,035    Gwinnett County Housing Auth. (LOC - SunTrust Bank)              0.63         3/01/2041            7,035
    13,110    Indianapolis (LOC - U.S. Bancorp)                                0.52        12/01/2039           13,110
     2,420    Marshfield Housing Auth. (LOC - Federal Home
                Loan Bank of Chicago)                                          0.69         9/01/2033            2,420
    10,000    Nebraska Investment Finance Auth.
                (LOC - Citigroup, Inc.)                                        0.47        10/01/2042           10,000
     4,685    Nevada Housing Division (LOC - Citigroup, Inc.)                  0.50        10/01/2035            4,685
     3,685    New York Housing Finance Agency
                (LOC - Citigroup, Inc.)                                        0.50         5/01/2039            3,685
    24,150    New York Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                            0.42         5/01/2041           24,150
     6,600    New York Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                            0.47         5/01/2041            6,600
    10,000    New York Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                            0.39         5/01/2042           10,000

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
$   15,250    New York Housing Finance Agency
                (LOC - JP Morgan Chase & Co.)                                  0.45%       11/01/2048      $    15,250
    40,000    New York Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                            0.50        11/01/2049           40,000
       935    Vermont Housing Finance Agency
                (LOC - Key Bank, N.A.)                                         0.59         1/01/2038              935
     5,040    West Bend Housing Auth. (LOC - Federal Home
                Loan Bank of Chicago)                                          0.66         9/01/2035            5,040
                                                                                                           -----------
                                                                                                               165,355
                                                                                                           -----------
              NURSING/CCRC (0.1%)
     2,165    Berks County Municipal Auth.
                (LOC - Citizens Financial Group)                               0.67         5/15/2022            2,165
       525    Roanoke County EDA (LOC - BB&T Corp.)                            1.50        10/01/2028              525
                                                                                                           -----------
                                                                                                                 2,690
                                                                                                           -----------
              OIL & GAS REFINING & MARKETING (0.1%)
     3,000    Port of Port Arthur Navigation District                          0.57        12/01/2039            3,000
                                                                                                           -----------
              PACKAGED FOODS & MEAT (0.3%)
     2,655    Brewster Dairy, Inc. (LOC - Bank of Montreal)                    0.58         4/03/2023            2,655
     2,200    Indiana Finance Auth. (LOC - Bank of America Corp.)              0.61        12/01/2027            2,200
     1,840    Lancaster IDA (LOC - Fulton Bank)                                1.00         6/01/2027            1,840
     2,800    Michigan Strategic Fund Ltd. (LOC - AgriBank, FCB)               0.53         6/01/2024            2,800
     7,500    Premier Mushrooms, Inc. (LOC - CoBank, ACB)                      0.47        12/01/2037            7,500
     2,460    St. Tammany Parish (LOC - Federal Home
                Loan Bank of Dallas)                                           0.51         7/01/2022            2,460
                                                                                                           -----------
                                                                                                                19,455
                                                                                                           -----------
              PAPER PRODUCTS (0.1%)
       785    Jackson Paper Co. (LOC - Federal Home
                Loan Bank of Atlanta)                                          0.55         4/01/2027              785
     5,600    Willacoochee Dev. Auth. (LOC - Federal Home
                Loan Bank of Atlanta)                                          0.54         5/01/2021            5,600
                                                                                                           -----------
                                                                                                                 6,385
                                                                                                           -----------
              PHARMACEUTICALS (1.4%)
     7,000    Montgomery County IDA (LOC - Landesbank
                Hessen-Thuringen)                                              0.50         4/01/2022            7,000
    20,000    New Hampshire Business Finance Auth.
                (LOC - Landesbank Hessen-Thuringen)                            0.50        11/01/2020           20,000
    19,500    New Hampshire Business Finance Auth.
                (LOC - Landesbank Hessen-Thuringen)                            0.50         9/01/2025           19,500
    30,000    New Hampshire Business Finance Auth.
                (LOC - Landesbank Hessen-Thuringen)                            0.50         4/01/2030           30,000
                                                                                                           -----------
                                                                                                                76,500
                                                                                                           -----------

================================================================================

22  | USAA MONEY MARKET FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
              PUBLISHING (0.0%)
$    1,795    Washington Economic Dev. Finance Auth.
                (LOC - U.S. Bancorp)                                           0.57%        1/01/2033      $     1,795
                                                                                                           -----------
              REAL ESTATE OPERATING COMPANIES (3.9%)
     4,000    ASC Admiral Way, LLC (LOC - Federal Home Loan
                Bank of San Francisco)                                         0.45         8/01/2056            4,000
     2,320    Beavercreek Enterprises, Inc.
                (LOC - PNC Financial Services Group)                           0.58         3/02/2020            2,320
     2,525    Cain Capital Investments, LLC (LOC - BB&T Corp.)                 0.74        10/01/2046            2,525
    42,780    Carew Realty, Inc. (LOC - Fifth Third Bank)                      0.52         5/01/2037           42,780
    11,065    Delos, LLC (LOC - Wells Fargo & Co.)                             0.51         3/01/2037           11,065
     2,910    Dennis Wesley Co., Inc. (LOC - Federal Home
                Loan Bank of Indianapolis)                                     0.47         6/15/2034            2,910
     7,000    Desert Vistas, LP (LOC - Federal Home Loan
                Bank of San Francisco)                                         0.45         9/01/2055            7,000
     3,915    East Hempfield IDA (LOC - Fulton Bank)                           0.91        10/15/2026            3,915
    16,995    Elsinore Properties, LP (LOC - Fifth Third Bank)                 0.52         2/01/2037           16,995
     7,815    EMF, LLC (LOC - Comerica Bank, N.A.)                             0.61         6/01/2042            7,815
     3,740    Forsyth County (LOC - Fifth Third Bank)                          0.56         1/01/2037            3,740
     3,880    Herman & Kittle Capital, LLC (LOC - Federal Home
                Loan Bank of Cincinnati)                                       0.47         2/01/2037            3,880
     6,175    Herman & Kittle Capital, LLC (LOC - Federal Home
                Loan Bank of Cincinnati)                                       0.47         7/01/2037            6,175
     9,345    Housing Venture I (LOC - Federal Home Loan Bank
                of San Francisco)                                              0.45        12/01/2055            9,345
       715    Indianapolis (LOC - Citizens Financial Group)                    0.51        11/01/2042              715
    18,300    MB N4P3, LLC (LOC - Federal Home Loan
                Bank of San Francisco)                                         0.45         2/01/2055           18,300
     3,450    New York City Housing Dev. Corp. (LOC - Landesbank
                Hessen-Thuringen)                                              0.45        12/01/2036            3,450
     3,650    Partisan Property, Inc. (LOC - Wells Fargo & Co.)                0.51         9/01/2044            3,650
     2,700    Pennsylvania Economic Dev. Financing Auth.
                (LOC - PNC Financial Services Group)                           0.49         4/01/2035            2,700
    14,325    Pineview Estates, LC (LOC - Fifth Third Bank)                    0.51         4/01/2038           14,325
     1,030    Science & Tech Campus (LOC - Fifth Third Bank)                   0.57        11/01/2020            1,030
    16,025    Sugar Creek Finance Co., LLC
                (LOC - Northern Trust Corp.)                                   0.49         6/01/2042           16,025
    30,995    Sunroad Centrum Apartments 23
                (LOC - Comerica Bank, N.A.)                                    0.50         5/01/2055           30,995
     3,565    Syracuse IDA (LOC - Key Bank, N.A.)                              0.59        10/01/2039            3,565
                                                                                                           -----------
                                                                                                               219,220
                                                                                                           -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
              REAL ESTATE TAX/FEE (0.2%)
$    3,200    Jasper, Morgan, Newton, & Walton County
                (LOC - JP Morgan Chase & Co.)                                  0.47%       12/01/2020      $     3,200
     9,473    Traer Creek Metropolitan District (LOC - BNP
                Paribas)                                                       0.48        10/01/2030            9,473
                                                                                                           -----------
                                                                                                                12,673
                                                                                                           -----------
              REGIONAL BANKS (0.0%)
     2,100    Cobb County IDA (LOC - Federal
                Home Loan Bank of Atlanta)                                     0.47         2/01/2030            2,100
                                                                                                           -----------
              SINGLE FAMILY HOUSING (0.3%)
    16,300    Montgomery County (LOC - PNC Financial
                Services Group)                                                0.44         7/01/2039           16,300
                                                                                                           -----------
              SOLID WASTE DISPOSAL (0.0%)
     2,005    Marion County IDA (LOC - SunTrust Bank)                          0.60        10/01/2026            2,005
                                                                                                           -----------
              SPECIAL ASSESSMENT/TAX/FEE (0.1%)
     3,000    Sheridan Redevelopment Agency
                (LOC - JP Morgan Chase & Co.)                                  0.62        12/01/2029            3,000
                                                                                                           -----------
              SPECIALTY STORES (0.6%)
    31,000    Bass Pro Rossford Development Co., LLC
                (LOC - Fifth Third Bank)                                       0.57        11/01/2027           31,000
     2,450    Nextgen Automotive, LLC (LOC - Fifth Third Bank)                 0.52         4/01/2048            2,450
                                                                                                           -----------
                                                                                                                33,450
                                                                                                           -----------
              STEEL (1.5%)
     2,500    Berkeley County                                                  0.70         9/01/2028            2,500
    11,000    Berkeley County                                                  0.54         4/01/2031           11,000
       522    Decatur IDB                                                      0.70         8/01/2036              522
     3,505    Klein Steel Services, Inc. (LOC - Manufacturers &
                Traders Trust Co.)(a)                                          0.85         8/01/2025            3,505
     2,500    Mississippi Business Finance Corp. (LOC - Federal
                Home Loan Bank of Dallas)                                      0.48         7/01/2020            2,500
    20,000    SSAB AB (LOC - Swedbank AB)                                      0.47         4/01/2034           20,000
    15,000    SSAB AB (LOC - Credit Agricole Corp. Inv. Bank)                  0.47         5/01/2034           15,000
    15,000    SSAB AB (LOC - DNB Bank ASA)                                     0.47         6/01/2035           15,000
    15,000    SSAB AB (LOC - NORDEA AB)                                        0.47         8/01/2035           15,000
                                                                                                           -----------
                                                                                                                85,027
                                                                                                           -----------
              STUDENT LOANS (0.6%)
    33,000    Minnesota Office of Higher Education
                (LOC - State Street Bank and Trust Co.)                        0.45        10/01/2046           33,000
                                                                                                           -----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.0%)
       990    Alameda County IDA (LOC - BNP Paribas)                           0.56        12/01/2040              990
                                                                                                           -----------

================================================================================

24  | USAA MONEY MARKET FUND

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                        COUPON         FINAL               VALUE
(000)         SECURITY                                                         RATE         MATURITY             (000)
----------------------------------------------------------------------------------------------------------------------
              TOLL ROADS (0.4%)
$   22,235    New Jersey Turnpike Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                                  0.61%        1/01/2043      $    22,235
                                                                                                           -----------
              WATER UTILITIES (0.1%)
     4,000    Indiana Finance Auth. (LOC - Fifth Third Bank)                   0.56        12/01/2028            4,000
       930    Iowa Finance Auth. (LOC - Societe Generale)                      0.57        11/01/2017              930
     1,117    L3 Corp. (LOC - Fifth Third Bank)                                0.57        10/01/2034            1,117
                                                                                                           -----------
                                                                                                                 6,047
                                                                                                           -----------
              WATER/SEWER UTILITY (0.1%)
     4,420    Hesperia Public Financing Auth. (LOC - BNP Paribas)              0.60         6/01/2026            4,420
                                                                                                           -----------
              Total Variable-Rate Demand Notes (cost: $2,162,103)                                            2,162,103
                                                                                                           -----------

              ADJUSTABLE-RATE NOTES (7.1%)

              DIVERSIFIED BANKS (5.2%)
    33,310    Bank of America Corp.                                            0.93        10/14/2016           33,288
    21,200    Bank of America Corp.                                            1.10        11/14/2016           21,201
    30,000    Canadian Imperial Bank of Commerce                               0.94         1/23/2017           30,000
    21,000    Citigroup, Inc.                                                  1.31        11/15/2016           21,012
    13,365    Citigroup, Inc.                                                  1.20         3/10/2017           13,373
    17,425    Citigroup, Inc.                                                  1.16         5/01/2017           17,421
    25,705    JPMorgan Chase & Co.                                             1.08        11/18/2016           25,703
    62,233    JPMorgan Chase & Co.                                             1.15         2/15/2017           62,311
    38,216    Wachovia Corp.                                                   1.05        10/15/2016           38,225
    30,000    Wells Fargo Bank, N.A.                                           1.02         4/20/2017           30,000
                                                                                                           -----------
                                                                                                               292,534
                                                                                                           -----------
              INVESTMENT BANKING & BROKERAGE (0.4%)
    19,775    Morgan Stanley                                                   1.13        10/18/2016           19,782
                                                                                                           -----------
              REGIONAL BANKS (1.5%)
    44,895    Branch Banking & Trust                                           1.10        12/01/2016           44,934
    40,547    Fifth Third Bank                                                 1.14        11/18/2016           40,575
                                                                                                           -----------
                                                                                                                85,509
                                                                                                           -----------
              Total Adjustable-Rate Notes (cost: $397,825)                                                     397,825
                                                                                                           -----------

              U.S. TREASURY BILLS (1.5%)(C)
    30,000    0.19%, 8/04/2016                                                                                  30,000
    25,000    0.23%, 9/01/2016                                                                                  24,995
    30,000    0.28%, 10/06/2016                                                                                 29,984
                                                                                                           -----------
              Total U.S. Treasury Bills (cost: $84,979)                                                         84,979
                                                                                                           -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

----------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                                           VALUE
(000)         SECURITY                                                                                           (000)
----------------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS (4.8%)
 $51,000      Bank of America, N.A., 0.33%, acquired 7/29/2016 and due on 8/01/2016 at $51,000 (collateralized by $39,371 of U.S. Treasury, 3.63%(d),
                due 2/15/2044; market value $52,020)                                                       $    51,000
  86,000      Credit Agricole Corp. Inv. Bank, 0.31%, acquired 7/29/2016 and due on 8/01/2016 at $86,000 (collateralized by $163,204 of
                U.S. Treasury, 2.27%(e), due 2/15/2044; market value $87,722)                                   86,000
  55,000      Credit Suisse First Boston, LLC, 0.35%, acquired 7/29/2016 and due on 8/01/2016 at $55,000 (collateralized by $53,630 of U.S.
                Treasury, 2.00%(d), due 11/30/2022; market value $56,103)                                       55,000
  75,000      HSBC Bank USA, Inc., 0.30%, acquired 7/29/2016 and due on
                8/01/2016 at $75,000 (collateralized by $60,905 of U.S.
                Treasury, 3.38%(d), due 5/15/2044; market value $76,505)                                        75,000
                                                                                                           -----------
              Total Repurchase Agreements (cost: $267,000)                                                     267,000
                                                                                                           -----------

              TOTAL INVESTMENTS (COST: $5,581,574)                                                         $ 5,581,574
                                                                                                           ===========

----------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------------------
ASSETS                                LEVEL 1                   LEVEL 2                   LEVEL 3                TOTAL
----------------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                     $-                $  677,633                        $-           $  677,633
Commercial Paper                            -                 1,992,034                         -            1,992,034
Variable-Rate Demand Notes                  -                 2,162,103                         -            2,162,103
Adjustable-Rate Notes                       -                   397,825                         -              397,825
U.S. Treasury Bills                         -                    84,979                         -               84,979
Repurchase Agreements                       -                   267,000                         -              267,000
----------------------------------------------------------------------------------------------------------------------
Total                                      $-                $5,581,574                        $-           $5,581,574
----------------------------------------------------------------------------------------------------------------------

================================================================================

26  | USAA MONEY MARKET FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The cost of securities at July 31, 2016, for federal income tax purposes, was $5,581,574,000.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

    ADJUSTABLE-RATE NOTES - Similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CSD       Central School District
    EDA       Economic Development Authority
    IDA       Industrial Development Authority/Agency
    IDB       Industrial Development Board

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, eligible securities generally are rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO, or if unrated, determined by USAA Asset Management Company (the Manager) to be of comparable quality. In addition, the Manager must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from Deutsche Bank A.G. and Royal Bank of Canada.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

================================================================================

28  | USAA MONEY MARKET FUND

================================================================================

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities
        Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) Securities offered at a discount to face value rather than at a stated coupon rate. Rates represent the discount rates at purchase date.

    (d) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (e) Zero-coupon security. Rate represents the effective yield at the date of purchase.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2016

--------------------------------------------------------------------------------

ASSETS
  Investments in securities (amortized cost approximates market value)                   $5,581,574
  Cash                                                                                        2,026
  Receivables:
    Capital shares sold                                                                      39,448
    USAA Asset Management Company (Note 4C)                                                      99
    Interest                                                                                  3,377
    Securities sold                                                                          25,000
                                                                                         ----------
      Total assets                                                                        5,651,524
                                                                                         ----------
LIABILITIES
  Payables:
    Securities purchased                                                                      4,000
    Capital shares redeemed                                                                  39,685
    Dividends on capital shares                                                                  10
  Accrued management fees                                                                     1,140
  Other accrued expenses and payables                                                           255
                                                                                         ----------
      Total liabilities                                                                      45,090
                                                                                         ----------
        Net assets applicable to capital shares outstanding                              $5,606,434
                                                                                         ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                        $5,606,441
  Overdistribution of net investment income                                                      (7)
                                                                                         ----------
        Net assets applicable to capital shares outstanding                              $5,606,434
                                                                                         ==========
  Capital shares outstanding, unlimited number of shares
      authorized, no par value                                                            5,606,963
                                                                                         ==========
  Net asset value, redemption price, and offering price per share                        $     1.00
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

30  | USAA MONEY MARKET FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                                        $   23,147
                                                                                         ----------
EXPENSES
  Management fees                                                                            13,108
  Administration and servicing fees                                                           5,462
  Transfer agent's fees                                                                      16,524
  Custody and accounting fees                                                                   588
  Postage                                                                                       544
  Shareholder reporting fees                                                                    190
  Trustees' fees                                                                                 29
  Registration fees                                                                              82
  Professional fees                                                                             237
  Other                                                                                          70
                                                                                         ----------
    Total expenses                                                                           36,834
  Expenses reimbursed                                                                       (14,236)
                                                                                         ----------
    Net expenses                                                                             22,598
                                                                                         ----------
NET INVESTMENT INCOME                                                                           549
                                                                                         ----------
  Increase in net assets resulting from operations                                       $      549
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

---------------------------------------------------------------------------------------------------
                                                                            2016               2015
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                              $       549        $       528
  Net realized gain on investments                                             -                 28
                                                                     ------------------------------
    Increase in net assets resulting from operations                         549                556
                                                                     ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                     (546)              (528)
  Net realized gains                                                          (1)               (32)
                                                                     ------------------------------
    Distributions to shareholders                                           (547)              (560)
                                                                     ------------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                            7,018,475          3,405,162
  Reinvested dividends                                                       546                553
  Cost of shares redeemed                                             (6,701,841)        (3,309,134)
                                                                     ------------------------------
    Increase in net assets from capital share transactions               317,180             96,581
                                                                     ------------------------------
  Net increase in net assets                                             317,182             96,577

NET ASSETS
  Beginning of year                                                    5,289,252          5,192,675
                                                                     ------------------------------
  End of year                                                        $ 5,606,434        $ 5,289,252
                                                                     ==============================
Overdistribution of net investment income:
  End of year                                                        $        (7)       $       (10)
                                                                     ==============================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                          7,018,475          3,405,162
  Shares issued for dividends reinvested                                     546                553
  Shares redeemed                                                     (6,701,841)        (3,309,134)
                                                                     ------------------------------
    Increase in shares outstanding                                       317,180             96,581
                                                                     ==============================

See accompanying notes to financial statements.

================================================================================

32  | USAA MONEY MARKET FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Money Market Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek the highest income consistent with preservation of capital and the maintenance of liquidity.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Repurchase agreements are valued at cost.

    3. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

34  | USAA MONEY MARKET FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At July 31, 2016, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management

================================================================================

36  | USAA MONEY MARKET FUND

================================================================================

    to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended July 31, 2016, the Fund paid CAPCO facility fees of $33,000, which represents 7.8% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

The tax character of distributions paid during the years ended July 31, 2016, and 2015, was as follows:

                                                                 2016                         2015
                                                               --------------------------------------
Ordinary income*                                               $546,000                      $533,000
Long-term realized capital gain                                   1,000                        27,000
                                                               --------                      --------
  Total distributions paid                                     $547,000                      $560,000
                                                               ========                      ========

As of July 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                                 $3,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

================================================================================

38  | USAA MONEY MARKET FUND

================================================================================

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets. For the year ended July 31, 2016, the Fund incurred management fees, paid or payable to the Manager, of $13,108,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended July 31, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $5,462,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2016, the Fund reimbursed the Manager $148,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the year ended July 31, 2016, the Fund incurred reimbursable expenses of $14,236,000, of which $99,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provided transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. Effective June 1, 2016, the Board approved changing the transfer agency fee structure from a per-account fee to an asset-based fee. Subsequently, the Fund's transfer agent fee is accrued daily and paid monthly at an annualized rate of 0.25% of the Fund's average net assets for the fiscal year. SAS pays a portion of these fees to certain intermediaries for the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    administration and servicing of accounts that are held with such intermediaries. For the year ended July 31, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $16,524,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) REGULATORY MATTERS

In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to the rules that govern money market funds that will affect the manner in which money market funds are structured and operated. The amendments also will allow money market funds to impose liquidity fees and suspend redemptions temporarily (redemption gates), and will impose new requirements related to diversification, stress testing, and disclosure. Money market funds that qualify as "retail" (Retail MMFs) or "government" will be permitted to continue to utilize amortized cost to value their portfolio securities and to transact at a stable $1 net asset value per share as they do today. The Fund intends to qualify as a Retail MMF and, in doing so, will have the ability to impose liquidity fees and redemption gates.

================================================================================

40  | USAA MONEY MARKET FUND

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                         YEAR ENDED JULY 31,
                                          ----------------------------------------------------------------------------
                                                2016             2015           2014            2013              2012
                                          ----------------------------------------------------------------------------
Net asset value at
  beginning of period                     $     1.00       $     1.00     $     1.00      $     1.00        $     1.00
                                          ----------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income(a)                       .00              .00            .00             .00               .00
  Net realized and
    unrealized gain(a)                           .00              .00            .00             .00               .00
                                          ----------------------------------------------------------------------------
Total from investment
  operations(a)                                  .00              .00            .00             .00               .00
                                          ----------------------------------------------------------------------------
Less distributions from:
  Net investment income(a)                      (.00)            (.00)          (.00)           (.00)             (.00)
Realized capital gains                          (.00)(a)            -           (.00)(a)        (.00)(a)             -
                                          ----------------------------------------------------------------------------
Total distributions(a)                          (.00)            (.00)          (.00)           (.00)             (.00)
                                          ----------------------------------------------------------------------------
Net asset value at end
  of period                               $     1.00       $     1.00 $         1.00      $     1.00        $     1.00
                                          ============================================================================
Total Return (%)*,(d)                            .01              .01            .01             .01               .03(b)
Net assets at end
  of period (000)                         $5,606,434       $5,289,252     $5,192,675      $5,140,226        $4,879,905
Ratios to average net
  assets:**
  Expenses (%)(c),(d)                            .41              .24            .22             .30               .34(b)
  Expenses, excluding
    Reimbursements(c) (%)                        .67              .65            .63             .63               .65(b)
Net investment income (%)                        .01              .01            .01             .01               .03

*   Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
**  For the year ended July 31, 2016, average net assets were $5,461,896,000.
(a) Represents less than $0.01 per share.
(b) During the year ended July 31, 2012, SAS reimbursed the Fund $853,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratio by
    0.02%. This decrease is excluded from the expense ratio in the Financial
    Highlights table.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                (.00%)(+)        (.00%)(+)         -            (.00%)(+)         (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(d) Effective January 7, 2010, the Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the
    Fund's expenses and attempt to prevent a negative yield.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

EXPENSE EXAMPLE

July 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2016, through July 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

42  | USAA MONEY MARKET FUND

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                          BEGINNING               ENDING                DURING PERIOD*
                                        ACCOUNT VALUE          ACCOUNT VALUE           FEBRUARY 1, 2016 -
                                       FEBRUARY 1, 2016        JULY 31, 2016             JULY 31, 2016
                                       ------------------------------------------------------------------
Actual                                     $1,000.00             $1,000.00**               $2.54**

Hypothetical
  (5% return before expenses)               1,000.00              1,022.33**                2.56**

 * Expenses are equal to the Fund's annualized expense ratio of 0.51%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of less than 0.01% for the six-month period of February 1, 2016, through July 31, 2016.

** The Fund's annualized expense ratio of 0.51% above reflects a change in the transfer agency fee structure from a per-account fee to an asset-based fee effective June 1, 2016. Had this change been in effect for the entire six-month period of February 1, 2016, through July 31, 2016, the Fund's expense ratio would have been 0.60%, net of expenses paid indirectly, and the values in the table above would be as shown below.

                                                                                        EXPENSES PAID
                                          BEGINNING               ENDING                DURING PERIOD
                                        ACCOUNT VALUE          ACCOUNT VALUE           FEBRUARY 1, 2016 -
                                       FEBRUARY 1, 2016        JULY 31, 2016            JULY 31, 2016
                                       ------------------------------------------------------------------
Actual                                     $1,000.00             $1,000.00                  $2.98

Hypothetical
 (5% return before expenses)                1,000.00              1,021.88                   3.02

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information

================================================================================

44  | USAA MONEY MARKET FUND

================================================================================

concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objectives and classifications, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes the Fund and all other no-load retail money market funds regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate--which includes advisory and administrative services as well as any fee waivers or reimbursements--was below the median of its expense group and equal to the median of its expense universe. The data indicated that the Fund's total expense ratio, after reimbursements, was above the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses, including the fact that the Manager had reimbursed fund expenses during the previous year. The Board also took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of

================================================================================

46  | USAA MONEY MARKET FUND

================================================================================

computing the management fee. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail money market funds regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one- and three-year periods ended December 31, 2015, was lower than the average of its performance universe and above its Lipper index for the five-year period ended December 31, 2015, and was above the average of its performance universe and its Lipper index for the ten-year period ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 40% of its performance universe for the one-year period ended December 31, 2015, was in the top 35% of its performance universe for the three-year period ended December 31, 2015, was in the top 25% of its performance universe for the five-year period ended December 31, 2015, and was in the top 5% of its performance universe for the ten-year period ended December 31, 2015. The Board also took into account management's discussion regarding current market conditions.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of the services received by the Fund from the Manager as well as the type of fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

48  | USAA MONEY MARKET FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

50  | USAA MONEY MARKET FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

52  | USAA MONEY MARKET FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company
        Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

54  | USAA MONEY MARKET FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

56  | USAA MONEY MARKET FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   23427-0916                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA GROWTH & INCOME FUND]

  =============================================================

        ANNUAL REPORT
        USAA GROWTH & INCOME FUND
        FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
        JULY 31, 2016

  =============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... PLAN FOR A STRONGER FUTURE BY STAYING
FOCUSED ON THEIR LONG-TERM OBJECTIVES, USING        [PHOTO OF BROOKS ENGLEHARDT]
AN INVESTMENT PLAN THAT IS BASED ON THEIR
PERSONAL TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

SEPTEMBER 2016

Investors may be feeling a bit of whiplash as they look back over the reporting period ended July 31, 2016. Stocks and corporate bonds took a dive during the first half of the reporting period and then moved up sharply in the second half. Essentially, it was a tale of two markets.

In the first half of the reporting period, stocks and corporate bonds retreated on concerns about the global economy with worries about China's growth, a major catalyst. A key issue was the price of oil, which typically is a barometer of global economic growth expectations. Oil prices remained low amid persistent oversupply and weaker-than-expected demand. In mid-February 2016, stocks and corporate bonds reversed direction as investors appeared to overcome most of their previous fears about China and the broader global economy. The markets generally continued to advance during the second half of the reporting period as global central banks maintained lower-for-longer monetary policies and, in some cases, increased their ongoing stimulative measures. Although oil prices remained volatile, the prices of many other commodities rose. For the reporting period as a whole, U.S. stocks and corporate bonds posted modest gains while global stocks generally declined.

In the U.S. Treasury market, it was a slightly different story. During the first four months of the reporting period, longer-term yields edged up as positive economic trends and a pickup in inflation suggested that the Federal Reserve (the Fed) might raise short-term interest rates. As yields rose, prices--which move in the opposite direction--fell. In December 2015, the Fed ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%--the first increase in nearly a decade. At the same time, Fed policymakers signaled that four interest rate increases may be on tap for 2016. The Fed has more influence over short-term interest rates than it has over longer-term interest rates. So despite the Fed's forecast, longer-term yields plunged in early 2016 as an increase in market volatility drove a safe-haven flight into U.S. Treasuries. Longer-term yields fell further in late March 2016 after the Fed lowered its previous forecast to two interest rate increases in 2016. In June 2016,

================================================================================

================================================================================

a weak U.S. jobs report and market volatility unleashed by the "Brexit" referendum (the United Kingdom's vote to leave the European Union) sent yields lower still. By the end of the reporting period, though some Fed policymakers noted that one interest rate increase was still possible, the markets were anticipating that no interest rate increases would occur in 2016. As a result of the sharp drop in yields, longer-term U.S. Treasuries were among the strongest-performing assets of the reporting period.

At USAA Investments, we have been saying for some time that Fed policymakers are likely to take a "lower-for-longer" approach to interest rate increases in order to avoid negatively affecting a U.S. economy that has struggled to build strong growth momentum. This view is supported, we believe, by the weak 1.2% gross domestic product growth recorded in the second quarter of 2016. Clearly, the United States economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to return to a normal rate of economic growth. We believe growth of the U.S. economy will continue to be low and slow throughout 2016 as it did in 2015.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation for the risks assumed. But it is important to remember that market conditions are always in fluctuation and time horizon matters. We believe that it is important for investors to plan for a stronger future by staying focused on their long-term objectives, using an investment plan that is based on their personal time horizon and risk tolerance. An investment plan can also keep investors from making hasty portfolio decisions based on market turmoil, and give them flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help you tailor your investment allocations to your long-term goals, time horizon, and tolerance for risk.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                             12

    Report of Independent Registered
      Public Accounting Firm                                                  13

    Portfolio of Investments                                                  14

    Notes to Portfolio of Investments                                         22

    Financial Statements                                                      23

    Notes to Financial Statements                                             27

EXPENSE EXAMPLE                                                               45

ADVISORY AGREEMENT(S)                                                         47

TRUSTEES' AND OFFICERS' INFORMATION                                           55

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

209368-0916

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GROWTH & INCOME FUND (THE FUND) SEEKS CAPITAL GROWTH WITH A SECONDARY INVESTMENT OBJECTIVE OF CURRENT INCOME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets primarily in equity securities that show the best potential for total return through a combination of capital growth and income. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company           Barrow, Hanley, Mewhinney & Strauss, LLC

    JOHN B. JARES, CFA                      MARK GIAMBRONE
    JOHN P. TOOHEY, CFA                     MICHAEL B. NAYFA, CFA
                                            TERRY L. PELZEL, CFA

--------------------------------------------------------------------------------

o   PLEASE DISCUSS THE MARKET BACKDROP DURING THE REPORTING PERIOD.

    For the first half of the reporting period ended July 31, 2016, U.S. stock market indexes were down, due to weak corporate earnings growth as well as global economic worries, the collapse in commodity prices, geopolitical uncertainty, and a strengthening U.S. dollar. On December 16, 2015, the Federal Reserve (the Fed) raised short-term interest rates as widely expected. The markets then began 2016 in "risk off " mode due to fears of economic slowdowns in the United States and China, falling commodity prices, and uncertainty over the pace of interest rate increases by the Fed. In mid-February 2016, the market turned upwards and rallied into the quarter ending March 2016. After a mixed start to the second quarter of 2016, volatility returned to global markets in late June 2016 after investors were surprised by the United Kingdom's vote to exit the European Union. The news prompted U.S. stocks to post significant declines for several days before rebounding and continuing their upward trend.

o HOW DID THE USAA GROWTH & INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended July 31, 2016, the Fund Shares and Adviser Shares had total returns of -1.49% and -1.72%,

================================================================================

2  | USAA GROWTH & INCOME FUND

================================================================================

    respectively. This compares to returns of 4.44% for the Russell 3000 Index (the Index) and 2.40% for the Lipper Multi-Cap Core Funds Index. The Institutional Shares commenced operations on August 7, 2015, and from that time through July 31, 2016, had a total return of -1.87%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS) is the subadviser to the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

o HOW DID BHMS' VALUE-ORIENTED PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    The BHMS portion of the Fund underperformed its benchmark. BHMS has been positioned for some time to benefit from gradual economic improvement and an accompanying rise in market interest rate levels. In this selection within the financial sector, the Fund had a focus on lenders and an underweight allocation to Real Estate Investment Trusts (REITs) based on valuation concerns, which was the leading detractor from performance relative to the benchmark. Selection within the industrials detracted from performance as well. On the positive side, selection within both the information technology and consumer staples sectors added to relative return. The process by which BHMS seeks to identify valuation opportunities continued to work effectively as demonstrated by a pair of portfolio holdings that were acquired over the reporting period, leading to meaningful gains for their portion of the Fund. Within the industrials sector, security systems company Tyco International plc was acquired by automotive components and building systems giant Johnson Controls, Inc. Within the financial sector, New York-based regional bank First Niagara Financial Group, Inc. was merged into

    Refer to page 6 for benchmark definitions.

    Past performance is no guarantee of future results.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Cleveland-based KeyCorp. Going forward, BHMS will continue to focus on broad measures of valuation, including low payout ratios and solid earnings prospects that together suggest the potential for long-term growth in dividends.

o   HOW DID THE MANAGER'S PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    During the reporting period, the Manager's portion of the Fund underperformed the benchmark, as exposure to economically-sensitive sectors hindered performance. Within the consumer discretionary sector, holdings in cruise lines weighed on performance as investors fretted over the outbreak of the Zika virus as well as terrorism-related events in Europe. Performance in the industrials sector was held back by holdings in airlines and railroads, as slowing gross domestic product growth hurt demand. In financials, performance was hindered by holdings in rate-sensitive issues. Banking and brokerage-related positions experienced declines as the outlook for Fed rate increases dimmed and net interest margins compressed. The Manager's portion of the Fund was also negatively affected by underweight positions in defensive sectors such as utilities, consumer staples, and health care. The one sector that posted positive performance was technology, paced by gains in Internet, software and semiconductor holdings. The Manager's portion of the Fund continues to be positioned toward economically-sensitive sectors, as they are beginning to see better growth prospects over the medium term. Defensive sectors remain underweight, as the Manager believes that extreme valuation and little to no growth prospects combine to make these sectors unattractive.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes.
    Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o Investing in REITs has some of the same risks associated with the direct ownership of real estate.

================================================================================

4  | USAA GROWTH & INCOME FUND

================================================================================

INVESTMENT OVERVIEW

USAA GROWTH & INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USGRX)

--------------------------------------------------------------------------------
                                            7/31/16                   7/31/15
--------------------------------------------------------------------------------
Net Assets                               $1.4 Billion               $1.6 Billion
Net Asset Value Per Share                   $20.39                     $22.00

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                          10 YEARS
    -1.49%                           10.77%                            6.36%

--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 7/31/15*
--------------------------------------------------------------------------------
                                     0.93%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                              RUSSELL              LIPPER MULTI-CAP           USAA GROWTH & INCOME
                            3000 INDEX             CORE FUNDS INDEX               FUND SHARES
 7/31/2006                   $10,000.00               $10,000.00                   $10,000.00
 8/31/2006                    10,244.63                10,236.67                    10,094.00
 9/30/2006                    10,473.96                10,456.48                    10,425.00
10/31/2006                    10,850.99                10,845.48                    10,751.00
11/30/2006                    11,087.09                11,102.34                    11,054.00
12/31/2006                    11,219.87                11,226.49                    11,108.00
 1/31/2007                    11,433.43                11,471.19                    11,434.00
 2/28/2007                    11,245.87                11,319.99                    11,237.00
 3/31/2007                    11,362.92                11,439.31                    11,428.00
 4/30/2007                    11,816.83                11,884.20                    11,803.00
 5/31/2007                    12,247.47                12,329.14                    12,375.00
 6/30/2007                    12,018.10                12,222.38                    12,252.00
 7/31/2007                    11,608.25                11,831.34                    11,846.00
 8/31/2007                    11,774.87                11,907.73                    11,951.00
 9/30/2007                    12,204.15                12,322.74                    12,387.00
10/31/2007                    12,428.02                12,571.08                    12,787.00
11/30/2007                    11,868.53                12,006.19                    12,246.00
12/31/2007                    11,796.71                11,896.65                    12,163.00
 1/31/2008                    11,081.69                11,228.54                    11,317.00
 2/29/2008                    10,737.50                10,932.68                    10,912.00
 3/31/2008                    10,673.88                10,778.83                    10,756.00
 4/30/2008                    11,207.67                11,320.58                    11,374.00
 5/31/2008                    11,437.28                11,598.04                    11,665.00
 6/30/2008                    10,493.46                10,673.34                    10,764.00
 7/31/2008                    10,409.78                10,517.15                    10,572.00
 8/31/2008                    10,571.45                10,617.54                    10,658.00
 9/30/2008                     9,577.48                 9,433.67                     9,539.00
10/31/2008                     7,878.82                 7,651.59                     7,734.00
11/30/2008                     7,256.87                 6,983.85                     7,013.00
12/31/2008                     7,395.70                 7,203.65                     7,120.00
 1/31/2009                     6,775.05                 6,694.22                     6,590.00
 2/28/2009                     6,065.33                 6,074.97                     5,996.00
 3/31/2009                     6,596.61                 6,565.57                     6,502.00
 4/30/2009                     7,290.80                 7,415.94                     7,235.00
 5/31/2009                     7,679.81                 7,873.28                     7,623.00
 6/30/2009                     7,705.98                 7,866.20                     7,554.00
 7/31/2009                     8,305.78                 8,518.72                     8,166.00
 8/31/2009                     8,602.56                 8,809.10                     8,446.00
 9/30/2009                     8,962.97                 9,208.68                     8,853.00
10/31/2009                     8,732.45                 8,939.43                     8,651.00
11/30/2009                     9,228.66                 9,427.16                     9,155.00
12/31/2009                     9,491.65                 9,746.59                     9,418.00
 1/31/2010                     9,149.50                 9,387.96                     9,050.00
 2/28/2010                     9,459.68                 9,704.17                     9,396.00
 3/31/2010                    10,055.89                10,301.12                     9,977.00
 4/30/2010                    10,272.91                10,501.61                    10,150.00
 5/31/2010                     9,461.38                 9,675.21                     9,312.00
 6/30/2010                     8,917.46                 9,192.95                     8,749.00
 7/31/2010                     9,536.53                 9,787.59                     9,451.00
 8/31/2010                     9,087.62                 9,350.76                     8,923.00
 9/30/2010                     9,945.65                10,203.98                     9,837.00
10/31/2010                    10,334.29                10,635.39                    10,221.00
11/30/2010                    10,393.95                10,674.44                    10,236.00
12/31/2010                    11,098.55                11,367.35                    10,918.00
 1/31/2011                    11,340.96                11,639.50                    11,151.00
 2/28/2011                    11,753.86                12,040.41                    11,471.00
 3/31/2011                    11,806.88                12,092.99                    11,457.00
 4/30/2011                    12,158.31                12,446.42                    11,850.00
 5/31/2011                    12,019.58                12,274.10                    11,704.00
 6/30/2011                    11,803.72                12,057.29                    11,477.00
 7/31/2011                    11,533.42                11,773.81                    11,106.00
 8/31/2011                    10,841.47                10,936.62                    10,392.00
 9/30/2011                    10,000.22                10,003.53                     9,531.00
10/31/2011                    11,151.17                11,109.39                    10,700.00
11/30/2011                    11,121.03                11,044.08                    10,612.00
12/31/2011                    11,212.44                11,048.18                    10,643.00
 1/31/2012                    11,778.25                11,653.03                    11,265.00
 2/29/2012                    12,276.51                12,157.20                    11,756.00
 3/31/2012                    12,655.20                12,444.92                    12,063.00
 4/30/2012                    12,572.19                12,325.77                    11,857.00
 5/31/2012                    11,794.99                11,481.35                    10,925.00
 6/30/2012                    12,256.95                11,869.68                    11,270.00
 7/31/2012                    12,378.35                11,977.91                    11,358.00
 8/31/2012                    12,687.29                12,292.22                    11,756.00
 9/30/2012                    13,020.46                12,617.63                    12,039.00
10/31/2012                    12,795.88                12,463.49                    11,810.00
11/30/2012                    12,894.97                12,620.91                    11,862.00
12/31/2012                    13,053.00                12,832.56                    11,973.00
 1/31/2013                    13,769.22                13,561.72                    12,624.00
 2/28/2013                    13,951.70                13,691.39                    12,705.00
 3/31/2013                    14,498.42                14,210.25                    13,111.00
 4/30/2013                    14,735.74                14,383.91                    13,311.00
 5/31/2013                    15,083.36                14,749.16                    13,763.00
 6/30/2013                    14,887.73                14,528.89                    13,574.00
 7/31/2013                    15,703.70                15,340.87                    14,413.00
 8/31/2013                    15,265.31                14,935.43                    14,020.00
 9/30/2013                    15,832.82                15,538.10                    14,558.00
10/31/2013                    16,505.36                16,138.29                    15,265.00
11/30/2013                    16,984.36                16,570.28                    15,817.00
12/31/2013                    17,432.46                17,013.14                    16,272.00
 1/31/2014                    16,881.70                16,483.29                    15,712.00
 2/28/2014                    17,682.50                17,260.45                    16,421.00
 3/31/2014                    17,776.36                17,295.22                    16,474.00
 4/30/2014                    17,797.93                17,238.34                    16,437.00
 5/31/2014                    18,186.30                17,627.87                    16,872.00
 6/30/2014                    18,642.45                18,077.25                    17,258.00
 7/31/2014                    18,274.68                17,697.99                    16,980.00
 8/31/2014                    19,041.39                18,377.58                    17,715.00
 9/30/2014                    18,644.48                17,925.88                    17,438.00
10/31/2014                    19,157.45                18,342.73                    17,679.00
11/30/2014                    19,621.71                18,723.49                    18,085.00
12/31/2014                    19,621.49                18,724.55                    18,096.00
 1/31/2015                    19,075.39                18,217.95                    17,424.00
 2/28/2015                    20,179.87                19,264.27                    18,496.00
 3/31/2015                    19,974.73                19,128.76                    18,231.00
 4/30/2015                    20,065.08                19,199.76                    18,444.00
 5/31/2015                    20,342.60                19,486.79                    18,862.00
 6/30/2015                    20,002.26                19,156.56                    18,566.00
 7/31/2015                    20,336.81                19,336.43                    18,805.00
 8/31/2015                    19,109.09                18,216.08                    17,634.00
 9/30/2015                    18,552.25                17,588.36                    17,032.00
10/31/2015                    20,017.60                18,849.83                    18,402.00
11/30/2015                    20,128.57                18,959.26                    18,488.00
12/31/2015                    19,715.42                18,449.75                    18,000.00
 1/31/2016                    18,602.98                17,347.92                    16,660.00
 2/29/2016                    18,596.99                17,371.96                    16,570.00
 3/31/2016                    19,906.33                18,635.71                    17,697.00
 4/30/2016                    20,029.70                18,819.88                    17,834.00
 5/31/2016                    20,388.03                19,150.30                    18,161.00
 6/30/2016                    20,429.96                19,041.60                    17,679.00
 7/31/2016                    21,240.76                19,801.05                    18,524.00

                                   [END CHART]

                       Data from 7/31/06 through 7/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Shares to the following benchmarks:

o The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o The unmanaged Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA GROWTH & INCOME FUND

================================================================================

USAA GROWTH & INCOME FUND INSTITUTIONAL SHARES*
(INSTITUTIONAL SHARES) (Ticker Symbol: UIGIX)

--------------------------------------------------------------------------------
                                                                     7/31/16
--------------------------------------------------------------------------------
Net Assets                                                        $117.5 Million
Net Asset Value Per Share                                             $20.38

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 7/31/16
--------------------------------------------------------------------------------
                            SINCE INCEPTION 8/7/15**
                                     -1.87%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 7/31/15***
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        0.98%         AFTER REIMBURSEMENT       0.85%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The Institutional Shares commenced operations on August 7, 2015.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through December 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.85% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after December 1, 2016. If the total annual operating expense ratio of the Institutional Shares is lower than 0.85%, the Institutional Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]


                                                     LIPPER MULTI-CAP            USAA GROWTH & INCOME
                         RUSSELL 3000 INDEX          CORE FUNDS INDEX         FUND INSTITUTIONAL SHARES
7/31/2015                    $10,000.00                 $10,000.00                    $10,000.00
8/31/2015                      9,396.30                   9,420.60                      9,335.00
9/30/2015                      9,122.50                   9,095.97                      9,016.00
10/31/2015                     9,843.04                   9,748.35                      9,742.00
11/30/2015                     9,897.61                   9,804.94                      9,787.00
12/31/2015                     9,694.45                   9,541.45                      9,526.00
1/31/2016                      9,147.44                   8,971.62                      8,821.00
2/29/2016                      9,144.50                   8,984.06                      8,773.00
3/31/2016                      9,788.32                   9,637.62                      9,370.00
4/30/2016                      9,848.99                   9,732.86                      9,443.00
5/31/2016                     10,025.19                   9,903.74                      9,621.00
6/30/2016                     10,045.80                   9,847.52                      9,366.00
7/31/2016                     10,444.49                  10,240.28                      9,813.00

                             [END CHART]

                       Data from 7/31/15 through 7/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Institutional Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

*The performance of the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index is calculated from the end of the month, July 31, 2015, while the inception date of the Institutional Shares is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA GROWTH & INCOME FUND

================================================================================

USAA GROWTH & INCOME FUND ADVISER SHARES
(ADVISER SHARES) (Ticker Symbol: USGIX)

--------------------------------------------------------------------------------
                                            7/31/16                    7/31/15
--------------------------------------------------------------------------------
Net Assets                               $8.3 Million               $9.1 Million
Net Asset Value Per Share                   $20.32                     $21.93

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
     1 YEAR                       5 YEARS              SINCE INCEPTION 8/01/10
     -1.72%                       10.45%                        11.14%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 7/31/15*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        1.27%        AFTER REIMBURSEMENT        1.20%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through December 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.20% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after December 1, 2016. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. If the total annual operating expense ratio of the Adviser Shares is lower than 1.20%, the Adviser Shares will operate at the lower expense ratio.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                LIPPER MULTI-CAP       USAA GROWTH & INCOME
                    RUSSELL 3000 INDEX          CORE FUNDS INDEX        FUND ADVISER SHARES
7/31/2010               $10,000.00                 $10,000.00               $10,000.00
8/31/2010                 9,529.27                   9,553.69                 9,243.00
9/30/2010                10,429.00                  10,425.42                10,182.00
10/31/2010               10,836.53                  10,866.19                10,572.00
11/30/2010               10,899.09                  10,906.09                10,595.00
12/31/2010               11,637.93                  11,614.04                11,295.00
1/31/2011                11,892.12                  11,892.10                11,536.00
2/28/2011                12,325.09                  12,301.71                11,859.00
3/31/2011                12,380.68                  12,355.43                11,843.00
4/30/2011                12,749.19                  12,716.53                12,249.00
5/31/2011                12,603.72                  12,540.46                12,091.00
6/30/2011                12,377.37                  12,318.96                11,856.00
7/31/2011                12,093.93                  12,029.32                11,465.00
8/31/2011                11,368.35                  11,173.96                10,726.00
9/30/2011                10,486.22                  10,220.62                 9,836.00
10/31/2011               11,693.11                  11,350.48                11,036.00
11/30/2011               11,661.50                  11,283.76                10,945.00
12/31/2011               11,757.35                  11,287.94                10,973.00
1/31/2012                12,350.66                  11,905.91                11,615.00
2/29/2012                12,873.13                  12,421.03                12,115.00
3/31/2012                13,270.23                  12,714.99                12,431.00
4/30/2012                13,183.19                  12,593.26                12,212.00
5/31/2012                12,368.22                  11,730.51                11,258.00
6/30/2012                12,852.62                  12,127.27                11,605.00
7/31/2012                12,979.93                  12,237.85                11,696.00
8/31/2012                13,303.88                  12,558.98                12,098.00
9/30/2012                13,653.24                  12,891.45                12,390.00
10/31/2012               13,417.74                  12,733.97                12,154.00
11/30/2012               13,521.65                  12,894.80                12,200.00
12/31/2012               13,687.36                  13,111.05                12,300.00
1/31/2013                14,438.39                  13,856.03                12,963.00
2/28/2013                14,629.74                  13,988.51                13,047.00
3/31/2013                15,203.03                  14,518.63                13,461.00
4/30/2013                15,451.88                  14,696.07                13,660.00
5/31/2013                15,816.40                  15,069.24                14,125.00
6/30/2013                15,611.26                  14,844.19                13,925.00
7/31/2013                16,466.88                  15,673.79                14,781.00
8/31/2013                16,007.19                  15,259.56                14,376.00
9/30/2013                16,602.28                  15,875.30                14,918.00
10/31/2013               17,307.51                  16,488.51                15,644.00
11/30/2013               17,809.78                  16,929.88                16,203.00
12/31/2013               18,279.66                  17,382.35                16,665.00
1/31/2014                17,702.14                  16,841.00                16,090.00
2/28/2014                18,541.86                  17,635.03                16,810.00
3/31/2014                18,640.27                  17,670.56                16,868.00
4/30/2014                18,662.89                  17,612.44                16,822.00
5/31/2014                19,070.13                  18,010.42                17,268.00
6/30/2014                19,548.45                  18,469.56                17,661.00
7/31/2014                19,162.81                  18,082.06                17,369.00
8/31/2014                19,966.78                  18,776.40                18,108.00
9/30/2014                19,550.58                  18,314.90                17,831.00
10/31/2014               20,088.48                  18,740.79                18,070.00
11/30/2014               20,575.30                  19,129.81                18,479.00
12/31/2014               20,575.07                  19,130.90                18,481.00
1/31/2015                20,002.43                  18,613.30                17,784.00
2/28/2015                21,160.59                  19,682.34                18,882.00
3/31/2015                20,945.48                  19,543.88                18,608.00
4/30/2015                21,040.22                  19,616.42                18,818.00
5/31/2015                21,331.23                  19,909.68                19,237.00
6/30/2015                20,974.35                  19,572.28                18,938.00
7/31/2015                21,325.16                  19,756.06                19,174.00
8/31/2015                20,037.77                  18,611.39                17,977.00
9/30/2015                19,453.87                  17,970.06                17,358.00
10/31/2015               20,990.44                  19,258.90                18,749.00
11/30/2015               21,106.80                  19,370.70                18,828.00
12/31/2015               20,673.57                  18,850.14                18,328.00
1/31/2016                19,507.06                  17,724.39                16,968.00
2/29/2016                19,500.78                  17,748.96                16,876.00
3/31/2016                20,873.75                  19,040.13                18,019.00
4/30/2016                21,003.12                  19,228.30                18,149.00
5/31/2016                21,378.87                  19,565.89                18,483.00
6/30/2016                21,422.83                  19,454.83                17,992.00
7/31/2016                22,273.04                  20,230.76                18,845.00

                                   [END CHART]

                       Data from 7/31/10 through 7/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Adviser Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

*The performance of the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

10  | USAA GROWTH & INCOME FUND

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/16 o
                                (% of Net Assets)

Norwegian Cruise Line Holdings Ltd. ..................................  2.4%
Facebook, Inc. "A" ...................................................  2.0%
NXP Semiconductors N.V. ..............................................  2.0%
Canadian Pacific Railway Ltd. ........................................  1.9%
Microsoft Corp. ......................................................  1.8%
Amazon.com, Inc. .....................................................  1.7%
Broadcom Ltd. ........................................................  1.7%
Alphabet, Inc. "A" ...................................................  1.7%
Citigroup, Inc. ......................................................  1.6%
Apple, Inc. ..........................................................  1.4%

                         o SECTOR ALLOCATION - 7/31/16 o

                        [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                 18.9%
FINANCIALS                                                             18.6%
INDUSTRIALS                                                            16.3%
CONSUMER DISCRETIONARY                                                 15.5%
HEALTH CARE                                                            12.0%
ENERGY                                                                  6.5%
CONSUMER STAPLES                                                        5.9%
MATERIALS                                                               3.7%
TELECOMMUNICATION SERVICES                                              1.5%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 14-21.

*Excludes money market instruments.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2016:

 DIVIDEND RECEIVED                 LONG-TERM
DEDUCTION (CORPORATE              CAPITAL GAIN                QUALIFIED INTEREST
  SHAREHOLDERS)(1)               DISTRIBUTIONS(2)                   INCOME
--------------------------------------------------------------------------------
       100%                       $80,175,000                      $40,000
--------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of  the Internal Revenue Code.

For the fiscal year ended July 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

12  | USAA GROWTH & INCOME FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH & INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth & Income Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth & Income Fund at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 21, 2016

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2016

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
               EQUITY SECURITIES (98.9%)

               COMMON STOCKS (98.9%)

               CONSUMER DISCRETIONARY (15.5%)
               -----------------------------
               APPAREL, ACCESSORIES & LUXURY GOODS (0.6%)
     339,700   Hanesbrands, Inc.                                                              $    9,056
                                                                                              ----------
               AUTO PARTS & EQUIPMENT (2.2%)
     100,000   BorgWarner, Inc.                                                                    3,318
     150,630   Delphi Automotive plc                                                              10,215
     420,900   Johnson Controls, Inc.                                                             19,328
                                                                                              ----------
                                                                                                  32,861
                                                                                              ----------
               CABLE & SATELLITE (0.8%)
     171,100   Comcast Corp. "A"                                                                  11,506
                                                                                              ----------
               CASINOS & GAMING (1.9%)
     256,610   Las Vegas Sands Corp.                                                              12,998
     658,600   MGM Resorts International*                                                         15,793
                                                                                              ----------
                                                                                                  28,791
                                                                                              ----------
               GENERAL MERCHANDISE STORES (0.5%)
      95,590   Target Corp.                                                                        7,201
                                                                                              ----------
               HOME IMPROVEMENT RETAIL (1.1%)
     115,890   Home Depot, Inc.                                                                   16,021
                                                                                              ----------
               HOMEBUILDING (0.6%)
      85,000   CalAtlantic Group, Inc.                                                             3,078
       3,391   NVR, Inc.*                                                                          5,782
                                                                                              ----------
                                                                                                   8,860
                                                                                              ----------
               HOTELS, RESORTS & CRUISE LINES (4.6%)
     184,300   Carnival Corp.                                                                      8,610
     275,100   Hilton Worldwide Holdings, Inc.                                                     6,380
     831,500   Norwegian Cruise Line Holdings Ltd.*                                               35,422
     257,300   Royal Caribbean Cruises Ltd.                                                       18,639
                                                                                              ----------
                                                                                                  69,051
                                                                                              ----------

================================================================================

14  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
               INTERNET RETAIL (2.0%)
      34,810   Amazon.com, Inc.*                                                              $   26,414
      38,000   Expedia, Inc.                                                                       4,433
                                                                                              ----------
                                                                                                  30,847
                                                                                              ----------
               LEISURE FACILITIES (0.3%)
     311,400   SeaWorld Entertainment, Inc.                                                        4,796
                                                                                              ----------
               MOVIES & ENTERTAINMENT (0.6%)
     103,600   Walt Disney Co.                                                                     9,940
                                                                                              ----------
               SPECIALTY STORES (0.3%)
      73,590   Tiffany & Co.                                                                       4,748
                                                                                              ----------
               Total Consumer Discretionary                                                      233,678
                                                                                              ----------
               CONSUMER STAPLES (5.9%)
               -----------------------
               DRUG RETAIL (1.3%)
     117,775   CVS Health Corp.                                                                   10,920
     115,860   Walgreens Boots Alliance, Inc.                                                      9,182
                                                                                              ----------
                                                                                                  20,102
                                                                                              ----------
               FOOD RETAIL (0.3%)
     105,000   Kroger Co.                                                                          3,590
                                                                                              ----------
               HOUSEHOLD PRODUCTS (0.5%)
      83,215   Procter & Gamble Co.                                                                7,122
                                                                                              ----------
               PACKAGED FOODS & MEAT (0.9%)
     162,500   Kraft Heinz Co.                                                                    14,039
                                                                                              ----------
               SOFT DRINKS (1.1%)
     163,100   Coca-Cola European Partners plc                                                     6,089
      98,700   PepsiCo, Inc.                                                                      10,750
                                                                                              ----------
                                                                                                  16,839
                                                                                              ----------
               TOBACCO (1.8%)
     168,300   Altria Group, Inc.                                                                 11,394
      79,500   Philip Morris International, Inc.                                                   7,970
     158,226   Reynolds American, Inc.                                                             7,921
                                                                                              ----------
                                                                                                  27,285
                                                                                              ----------
               Total Consumer Staples                                                             88,977
                                                                                              ----------
               ENERGY (6.5%)
               -------------
               INTEGRATED OIL & GAS (1.9%)
     278,500   BP plc ADR                                                                          9,580
      95,400   Chevron Corp.                                                                       9,777
     127,400   Occidental Petroleum Corp.                                                          9,521
                                                                                              ----------
                                                                                                  28,878
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
               OIL & GAS EQUIPMENT & SERVICES (1.0%)
     592,200   Fairmount Santrol Holdings, Inc.*                                              $    4,056
     252,650   Halliburton Co.                                                                    11,031
                                                                                              ----------
                                                                                                  15,087
                                                                                              ----------
               OIL & GAS EXPLORATION & PRODUCTION (2.8%)
     151,540   Cimarex Energy Co.                                                                 18,188
     197,100   ConocoPhillips                                                                      8,046
     195,000   EOG Resources, Inc.                                                                15,931
                                                                                              ----------
                                                                                                  42,165
                                                                                              ----------
               OIL & GAS REFINING & MARKETING (0.8%)
      76,200   Marathon Petroleum Corp.                                                            3,001
     110,200   Phillips 66                                                                         8,382
                                                                                              ----------
                                                                                                  11,383
                                                                                              ----------
               Total Energy                                                                       97,513
                                                                                              ----------
               FINANCIALS (18.6%)
               ------------------
               ASSET MANAGEMENT & CUSTODY BANKS (2.8%)
     178,040   Ameriprise Financial, Inc.                                                         17,063
     252,500   Bank of New York Mellon Corp.                                                       9,949
     236,400   Invesco Ltd.                                                                        6,898
     123,600   State Street Corp.                                                                  8,130
                                                                                              ----------
                                                                                                  42,040
                                                                                              ----------
               CONSUMER FINANCE (2.6%)
     142,900   American Express Co.                                                                9,211
     147,700   Capital One Financial Corp.                                                         9,908
     133,800   Discover Financial Services                                                         7,605
     502,820   Navient Corp.                                                                       7,140
     777,320   SLM Corp.*                                                                          5,589
                                                                                              ----------
                                                                                                  39,453
                                                                                              ----------
               DIVERSIFIED BANKS (4.3%)
   1,321,700   Bank of America Corp.                                                              19,151
     550,300   Citigroup, Inc.                                                                    24,109
     184,355   JPMorgan Chase & Co.                                                               11,793
     214,835   Wells Fargo & Co.                                                                  10,306
                                                                                              ----------
                                                                                                  65,359
                                                                                              ----------
               INSURANCE BROKERS (0.4%)
      45,600   Willis Towers Watson plc                                                            5,637
                                                                                              ----------
               INVESTMENT BANKING & BROKERAGE (2.0%)
     397,900   Charles Schwab Corp.                                                               11,308
     259,200   E*Trade Financial Corp.*                                                            6,501

================================================================================

16  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
     430,700   Morgan Stanley                                                                 $   12,374
                                                                                              ----------
                                                                                                  30,183
                                                                                              ----------
               MULTI-LINE INSURANCE (0.6%)
     158,455   American International Group, Inc.                                                  8,626
                                                                                              ----------
               MULTI-SECTOR HOLDINGS (0.6%)
      59,700   Berkshire Hathaway, Inc. "B"*                                                       8,613
                                                                                              ----------
               PROPERTY & CASUALTY INSURANCE (1.2%)
     100,000   Allstate Corp.                                                                      6,833
     189,000   FNF Group                                                                           7,120
     125,000   XL Group Ltd.                                                                       4,326
                                                                                              ----------
                                                                                                  18,279
                                                                                              ----------
               REGIONAL BANKS (1.5%)
     361,000   Fifth Third Bancorp                                                                 6,852
     706,100   KeyCorp                                                                             8,261
      94,150   PNC Financial Services Group, Inc.                                                  7,782
                                                                                              ----------
                                                                                                  22,895
                                                                                              ----------
               SPECIALIZED FINANCE (2.0%)
     177,070   CME Group, Inc.                                                                    18,104
      45,000   Intercontinental Exchange, Inc.                                                    11,889
                                                                                              ----------
                                                                                                  29,993
                                                                                              ----------
               THRIFTS & MORTGAGE FINANCE (0.6%)
     592,000   New York Community Bancorp, Inc.                                                    8,554
                                                                                              ----------
               Total Financials                                                                  279,632
                                                                                              ----------
               HEALTH CARE (12.0%)
               -------------------
               BIOTECHNOLOGY (1.0%)
      58,280   Amgen, Inc.                                                                        10,026
      15,284   Biogen, Inc.*                                                                       4,431
                                                                                              ----------
                                                                                                  14,457
                                                                                              ----------
               HEALTH CARE DISTRIBUTORS (0.9%)
      59,300   Cardinal Health, Inc.                                                               4,958
      45,000   McKesson Corp.                                                                      8,755
                                                                                              ----------
                                                                                                  13,713
                                                                                              ----------
               HEALTH CARE EQUIPMENT (2.0%)
     536,000   Hologic, Inc.*                                                                     20,631
     115,500   Medtronic plc                                                                      10,121
                                                                                              ----------
                                                                                                  30,752
                                                                                              ----------
               HEALTH CARE SERVICES (0.6%)
     122,600   Express Scripts Holding Co.*                                                        9,326
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
               MANAGED HEALTH CARE (2.3%)
      58,028   Anthem, Inc.                                                                   $    7,621
      60,760   Cigna Corp.                                                                         7,836
     129,800   UnitedHealth Group, Inc.                                                           18,587
                                                                                              ----------
                                                                                                  34,044
                                                                                              ----------
               PHARMACEUTICALS (5.2%)
      50,615   Allergan plc*                                                                      12,803
      58,600   Bayer AG ADR                                                                        6,310
      56,875   Bristol-Myers Squibb Co.                                                            4,255
     166,200   Johnson & Johnson                                                                  20,813
     132,175   Merck & Co., Inc.                                                                   7,754
     312,882   Pfizer, Inc.                                                                       11,542
     200,800   Sanofi ADR                                                                          8,560
     126,400   Teva Pharmaceutical Industries Ltd. ADR                                             6,763
                                                                                              ----------
                                                                                                  78,800
                                                                                              ----------
               Total Health Care                                                                 181,092
                                                                                              ----------
               INDUSTRIALS (16.3%)
               -------------------
               AEROSPACE & DEFENSE (5.5%)
      65,360   Boeing Co.                                                                          8,736
      48,100   General Dynamics Corp.                                                              7,066
     120,530   Honeywell International, Inc.                                                      14,021
      56,100   Raytheon Co.                                                                        7,828
     413,200   Rolls-Royce Holdings plc ADR                                                        4,326
     451,200   Spirit AeroSystems Holdings, Inc. "A"*                                             19,573
      42,580   TransDigm Group, Inc.*                                                             11,902
      92,105   United Technologies Corp.                                                           9,915
                                                                                              ----------
                                                                                                  83,367
                                                                                              ----------
               AGRICULTURAL & FARM MACHINERY (0.4%)
      67,500   Deere & Co.                                                                         5,245
                                                                                              ----------
               AIR FREIGHT & LOGISTICS (0.7%)
      62,055   FedEx Corp.                                                                        10,047
                                                                                              ----------
               AIRLINES (1.6%)
     287,625   Southwest Airlines Co.                                                             10,645
     293,380   United Continental Holdings, Inc.*                                                 13,757
                                                                                              ----------
                                                                                                  24,402
                                                                                              ----------
               BUILDING PRODUCTS (0.7%)
     206,500   Owens Corning, Inc.                                                                10,926
                                                                                              ----------
               CONSTRUCTION & ENGINEERING (0.3%)
     293,100   KBR, Inc.                                                                           4,109
                                                                                              ----------

================================================================================

18  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
               ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
      94,072   Eaton Corp. plc                                                                $    5,965
                                                                                              ----------
               ENVIRONMENTAL & FACILITIES SERVICES (0.6%)
     186,700   Republic Services, Inc.                                                             9,570
                                                                                              ----------
               INDUSTRIAL CONGLOMERATES (0.7%)
     331,556   General Electric Co.                                                               10,325
                                                                                              ----------
               INDUSTRIAL MACHINERY (1.5%)
     100,000   Illinois Tool Works, Inc.                                                          11,540
      83,200   Stanley Black & Decker, Inc.                                                       10,125
                                                                                              ----------
                                                                                                  21,665
                                                                                              ----------
               RAILROADS (2.7%)
     193,800   Canadian Pacific Railway Ltd.                                                      29,027
     120,790   Kansas City Southern                                                               11,609
                                                                                              ----------
                                                                                                  40,636
                                                                                              ----------
               RESEARCH & CONSULTING SERVICES (0.6%)
     165,700   Nielsen Holdings plc                                                                8,925
                                                                                              ----------
               SECURITY & ALARM SERVICES (0.6%)
     207,400   Tyco International plc                                                              9,451
                                                                                              ----------
               Total Industrials                                                                 244,633
                                                                                              ----------
               INFORMATION TECHNOLOGY (18.9%)
               ------------------------------
               APPLICATION SOFTWARE (1.3%)
     122,200   Adobe Systems, Inc.*                                                               11,958
      90,000   Citrix Systems, Inc.*                                                               8,022
                                                                                              ----------
                                                                                                  19,980
                                                                                              ----------
               COMMUNICATIONS EQUIPMENT (0.7%)
     443,600   Juniper Networks, Inc.                                                             10,065
                                                                                              ----------
               DATA PROCESSING & OUTSOURCED SERVICES (1.3%)
      16,000   Alliance Data Systems Corp.*                                                        3,706
     195,960   Visa, Inc. "A"                                                                     15,295
                                                                                              ----------
                                                                                                  19,001
                                                                                              ----------
               INTERNET SOFTWARE & SERVICES (3.7%)
      31,416   Alphabet, Inc. "A"*                                                                24,861
     245,100   Facebook, Inc. "A"*                                                                30,377
                                                                                              ----------
                                                                                                  55,238
                                                                                              ----------
               SEMICONDUCTOR EQUIPMENT (1.2%)
     524,500   Applied Materials, Inc.                                                            13,789
      55,000   Lam Research Corp.                                                                  4,938
                                                                                              ----------
                                                                                                  18,727
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS (6.3%)
     160,672   Broadcom Ltd.                                                                  $   26,026
     265,300   Intel Corp.                                                                         9,248
     146,500   Microchip Technology, Inc.                                                          8,151
     352,245   NXP Semiconductors N.V.*                                                           29,620
     222,900   QUALCOMM, Inc.                                                                     13,949
     121,800   Texas Instruments, Inc.                                                             8,496
                                                                                              ----------
                                                                                                  95,490
                                                                                              ----------
               SYSTEMS SOFTWARE (3.0%)
     492,935   Microsoft Corp.                                                                    27,940
     435,165   Oracle Corp.                                                                       17,859
                                                                                              ----------
                                                                                                  45,799
                                                                                              ----------
               TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.4%)
     200,550   Apple, Inc.                                                                        20,899
                                                                                              ----------
               Total Information Technology                                                      285,199
                                                                                              ----------
               MATERIALS (3.7%)
               ----------------
               COMMODITY CHEMICALS (0.5%)
      96,400   LyondellBasell Industries N.V. "A"                                                  7,255
                                                                                              ----------
               CONSTRUCTION MATERIALS (1.9%)
     317,800   CRH plc ADR                                                                         9,776
     156,190   Vulcan Materials Co.                                                               19,364
                                                                                              ----------
                                                                                                  29,140
                                                                                              ----------
               FERTILIZERS & AGRICULTURAL CHEMICALS (0.6%)
     192,600   FMC Corp.                                                                           9,156
                                                                                              ----------
               INDUSTRIAL GASES (0.7%)
      66,800   Air Products & Chemicals, Inc.                                                      9,982
                                                                                              ----------
               Total Materials                                                                    55,533
                                                                                              ----------
               TELECOMMUNICATION SERVICES (1.5%)
               ---------------------------------
               INTEGRATED TELECOMMUNICATION SERVICES (0.6%)
     177,440   Verizon Communications, Inc.                                                        9,832
                                                                                              ----------
               WIRELESS TELECOMMUNICATION SERVICES (0.9%)
     286,500   T-Mobile US, Inc.*                                                                 13,276
                                                                                              ----------
               Total Telecommunication Services                                                   23,108
                                                                                              ----------
               Total Common Stocks                                                             1,489,365
                                                                                              ----------
               Total Equity Securities (cost: $1,178,951)                                      1,489,365
                                                                                              ----------

================================================================================

20  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
               MONEY MARKET INSTRUMENTS (1.1%)

               MONEY MARKET FUNDS (1.1%)
  16,458,218   State Street Institutional Liquid Reserves Fund Premier Class,
                 0.46%(a) (cost: $16,458)                                                     $   16,458
                                                                                              ----------

               TOTAL INVESTMENTS (COST: $1,195,409)                                           $1,505,823
                                                                                              ==========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                            VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                 LEVEL 1           LEVEL 2          LEVEL 3                  TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
   Common Stocks                    $1,489,365                $-               $-             $1,489,365

Money Market Instruments:
   Money Market Funds                   16,458                 -                -                 16,458
--------------------------------------------------------------------------------------------------------
Total                               $1,505,823                $-               $-             $1,505,823
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2015, through July 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2016

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

  The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 10.0% of net assets at July 31, 2016.

o PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

  ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o SPECIFIC NOTES

  (a) Rate represents the money market fund annualized seven-day yield at July 31, 2016.

   * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

22  | USAA GROWTH & INCOME FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,195,409)                            $1,505,823
   Receivables:
       Capital shares sold                                                                           538
       USAA Asset Management Company (Note 6D)                                                         9
       USAA Transfer Agency Company (Note 6E)                                                          2
       Dividends and interest                                                                      1,187
       Securities sold                                                                             2,260
                                                                                              ----------
           Total assets                                                                        1,509,819
                                                                                              ----------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                     2,531
   Accrued management fees                                                                           753
   Accrued transfer agent's fees                                                                      25
   Other accrued expenses and payables                                                               106
                                                                                              ----------
           Total liabilities                                                                       3,415
                                                                                              ----------
               Net assets applicable to capital shares outstanding                            $1,506,404
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $1,208,752
   Accumulated undistributed net investment income                                                   702
   Accumulated net realized loss on investments                                                  (13,464)
   Net unrealized appreciation of investments                                                    310,414
                                                                                              ----------
               Net assets applicable to capital shares outstanding                            $1,506,404
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
           Fund Shares (net assets of $1,380,560/67,701
               capital shares outstanding, no par value)                                      $    20.39
                                                                                              ==========
           Institutional Shares (net assets of $117,512/5,766
               capital shares outstanding, no par value)                                      $    20.38
                                                                                              ==========
           Adviser Shares (net assets of $8,332/410
               capital shares outstanding, no par value)                                      $    20.32
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $116)                                            $ 25,421
   Interest                                                                                           90
                                                                                                --------
       Total income                                                                               25,511
                                                                                                --------
EXPENSES
   Management fees                                                                                 9,157
   Administration and servicing fees:
       Fund Shares                                                                                 2,114
       Institutional Shares*                                                                          59
       Adviser Shares                                                                                 12
   Transfer agent's fees:
       Fund Shares                                                                                 1,986
       Institutional Shares*                                                                          59
       Adviser Shares                                                                                  1
   Distribution and service fees (Note 6F):
       Adviser Shares                                                                                 21
   Custody and accounting fees:
       Fund Shares                                                                                   170
       Institutional Shares*                                                                           7
       Adviser Shares                                                                                  1
   Postage:
       Fund Shares                                                                                   108
   Shareholder reporting fees:
       Fund Shares                                                                                    58
   Trustees' fees                                                                                     29
   Registration fees:
       Fund Shares                                                                                    40
       Institutional Shares*                                                                          25
       Adviser Shares                                                                                 19
   Professional fees                                                                                 128
   Other                                                                                              28
                                                                                                --------
       Total expenses                                                                             14,022
   Expenses reimbursed:
       Institutional Shares*                                                                         (10)
       Adviser Shares                                                                                 (7)
                                                                                                --------
            Net expenses                                                                          14,005
                                                                                                --------
NET INVESTMENT INCOME                                                                             11,506
                                                                                                --------

*Institutional Shares commenced operations on August 7, 2015.

================================================================================

24  | USAA GROWTH & INCOME FUND

================================================================================

NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized loss on:
      Investments                                                                               $ (8,668)
      Foreign currency transactions                                                                   (1)
   Change in net unrealized appreciation/(depreciation)                                          (29,157)
                                                                                                --------
           Net realized and unrealized loss                                                      (37,826)
                                                                                                --------
    Decrease in net assets resulting from operations                                            $(26,320)
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------------
                                                                               2016                 2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $    11,506         $     10,517
   Net realized gain (loss) on investments                                   (8,668)              98,872
   Net realized loss on foreign currency transactions                            (1)                  (5)
   Change in net unrealized appreciation/
      (depreciation) of investments                                         (29,157)              51,091
                                                                        --------------------------------
      Increase (decrease) in net assets resulting from operations           (26,320)             160,475
                                                                        --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                           (10,160)             (12,643)
      Institutional Shares*                                                    (447)                   -
      Adviser Shares                                                            (40)                 (45)
                                                                        --------------------------------
          Total distributions of net investment income                      (10,647)             (12,688)
                                                                        --------------------------------
   Net realized gains:
      Fund Shares                                                           (79,462)            (183,949)
      Institutional Shares*                                                    (252)                   -
      Adviser Shares                                                           (461)              (1,135)
                                                                        --------------------------------
          Total distributions of net realized gains                         (80,175)            (185,084)
                                                                        --------------------------------
      Distributions to shareholders                                         (90,822)            (197,772)
                                                                        --------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                              (74,137)             105,598
   Institutional Shares*                                                    105,318                    -
   Adviser Shares                                                               (86)                  50
                                                                        --------------------------------
      Total net increase in net assets from capital
          share transactions                                                 31,095              105,648
                                                                        --------------------------------
   Net increase (decrease) in net assets                                    (86,047)              68,351
NET ASSETS
   Beginning of year                                                      1,592,451            1,524,100
                                                                        --------------------------------
   End of year                                                          $ 1,506,404         $  1,592,451
                                                                        ================================
Accumulated undistributed (overdistribution of)
   net investment income:
   End of year                                                          $       702         $         (2)
                                                                        ================================

*Institutional Shares commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

26  | USAA GROWTH & INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Growth & Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objectives are to seek capital growth and, secondarily, current income.

The Fund consists of three classes of shares: Growth & Income Fund Shares (Fund Shares), Growth & Income Fund Adviser Shares (Adviser Shares), and effective August 7, 2015, a new share class designated Growth & Income Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which

================================================================================

28  | USAA GROWTH & INCOME FUND

================================================================================

      they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

   3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

   4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

   5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

   6. Repurchase agreements are valued at cost.

   7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any

================================================================================

30  | USAA GROWTH & INCOME FUND

================================================================================

      restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

32  | USAA GROWTH & INCOME FUND

================================================================================

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2016, the Fund did not receive any brokerage commission recapture credits. Additionally, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended July 31, 2016, the Fund paid CAPCO facility fees of $9,000, which represents 2.1% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, non-REIT return of capital dividend and distributions adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $155,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2016, and 2015, was as follows:

                                                     2016                            2015
                                                 ---------------------------------------------
Ordinary income*                                 $10,647,000                      $ 22,523,000
Long-term realized capital gain                   80,175,000                       175,249,000
                                                 -----------                      ------------
     Total distributions paid                    $90,822,000                      $197,772,000
                                                 ===========                      ============

As of July 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                         702,000
Accumulated capital and other losses                                                (8,839,000)
Unrealized appreciation of investments                                             305,789,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

34  | USAA GROWTH & INCOME FUND

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2016, the Fund had net capital loss carryforwards of $8,839,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the year ended July 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2016, were $319,499,000 and $356,986,000, respectively.

As of July 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $1,200,034,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2016, for federal income tax purposes, were $341,942,000 and $36,153,000, respectively, resulting in net unrealized appreciation of $305,789,000.

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                               YEAR ENDED                   YEAR ENDED
                                             JULY 31, 2016                JULY 31, 2015
     -----------------------------------------------------------------------------------------
                                         SHARES         AMOUNT        SHARES           AMOUNT
                                        ------------------------------------------------------
     FUND SHARES:
     Shares sold                          5,393       $ 107,149        6,888        $  151,852
     Shares issued from
       reinvested dividends               4,391          88,309        9,062           193,462
     Shares redeemed                    (14,051)       (269,595)     (10,934)         (239,716)
                                        ------------------------------------------------------
     Net increase (decrease) from
       capital share transactions        (4,267)      $ (74,137)       5,016        $  105,598
                                        ======================================================
     INSTITUTIONAL SHARES
     (COMMENCED ON AUGUST 7, 2015):
     Shares sold                          6,232       $ 114,348            -        $        -
     Shares issued from
       reinvested dividends                  21             410            -                 -
     Shares redeemed                       (487)         (9,440)           -                 -
                                        ------------------------------------------------------
     Net increase from capital
       share transactions                 5,766       $ 105,318            -        $        -
                                        ======================================================
     ADVISER SHARES:
     Shares sold                              4       $      91            7        $      143
     Shares issued from
       reinvested dividends                   1              19            2                38
     Shares redeemed                        (10)           (196)          (6)             (131)
                                        ------------------------------------------------------
     Net increase (decrease) from
       capital share transactions            (5)      $     (86)           3        $       50
                                        ======================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with

================================================================================

36  | USAA GROWTH & INCOME FUND

================================================================================

   approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

   The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

   The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Multi-Cap Core Funds Index. The Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds within the Lipper Multi-Cap Core Funds category. For the Fund Shares and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares commenced on August 7, 2015, and includes the performance of the Fund Shares for periods prior to August 7, 2015. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                                  ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                               (IN BASIS POINTS)(1)
-------------------------------------------------------------------------
+/- 100 to 400                                     +/- 4
+/- 401 to 700                                     +/- 5
+/- 701 and greater                                +/- 6

   (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

   Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended July 31, 2016 (and for the period from August 7, 2015, to July 31, 2016, for the Institutional Shares), the Fund incurred total management fees, paid or payable to the Manager, of $9,157,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $296,000, $1,000, and $1,000, respectively. For the Fund Shares, Institutional Shares, and Adviser Shares the performance adjustments were 0.02%, less than 0.01%, and 0.01%, respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS), under which BHMS directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

   The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate net assets that BHMS manages in the USAA Value Fund and the USAA Growth & Income Fund combined, in an annual amount of 0.75% on the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the year ended July 31, 2016, the

================================================================================

38  | USAA GROWTH & INCOME FUND

================================================================================

   Manager incurred subadvisory fees with respect to the Fund, paid or payable to BHMS, of $1,301,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2016 (and for the period from August 7, 2015, to July 31, 2016, for the Institutional Shares), the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,114,000, $59,000, and $12,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2016, the Fund reimbursed the Manager $40,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through December 1, 2016, to limit the total annual operating expenses of the Institutional Shares and Adviser Shares to 0.85% and 1.20%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares and the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2016 (and for the period from August 7, 2015, to July 31, 2016, for the Institutional Shares), the Fund incurred reimbursable expenses from the Manager for the Institutional Shares and Adviser Shares of $10,000 and $7,000, respectively, of which $9,000 was receivable from the Manager.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
   Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2016 (and for the period from August 7, 2015, to July 31, 2016, for the Institutional Shares), the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,986,000, $59,000, and $1,000, respectively. At July 31, 2016, the Fund Shares and Adviser Shares recorded a receivable of $2,000 and less than $500, respectively, for SAS adjustments to income distribution and capital gains payable.

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $21,000.

G. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

================================================================================

40  | USAA GROWTH & INCOME FUND

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2016, USAA and its affiliates owned 226,000 Institutional Shares and 398,000 Adviser Shares, which represents 3.9% of the Institutional Shares outstanding, 96.9% of the Adviser Shares outstanding, and 0.8% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED JULY 31,
                               ------------------------------------------------------------------
                                      2016          2015        2014          2013           2012
                               ------------------------------------------------------------------
Net asset value at
  beginning of period          $     22.00   $     22.63  $    19.39    $    15.44     $    15.24
                               ------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .15           .17         .21           .18            .14
  Net realized and
    unrealized gain (loss)            (.51)         2.14        3.24          3.95            .20
                               ------------------------------------------------------------------
Total from investment
  operations                          (.36)         2.31        3.45          4.13            .34
                               ------------------------------------------------------------------
Less distributions from:
  Net investment income               (.14)         (.18)       (.21)         (.18)          (.14)
  Realized capital gains             (1.11)        (2.76)          -             -              -
                               ------------------------------------------------------------------
Total distributions                  (1.25)        (2.94)       (.21)         (.18)          (.14)
                               ------------------------------------------------------------------
Net asset value at
  end of period                $     20.39   $     22.00  $    22.63    $    19.39     $    15.44
                               ==================================================================

Total return (%)*                    (1.49)        10.70       17.86         26.90           2.28
Net assets at end
  of period (000)              $ 1,380,560   $ 1,583,353  $1,514,795    $1,418,296     $1,152,540
Ratios to average
  net assets:**
  Expenses (%)(a)                      .95           .93         .94           .96           1.01
  Net investment income (%)            .78           .66         .97          1.04            .93
Portfolio turnover (%)                  22            35          61(c)        112(b)          51

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $1,408,528,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                         -             -        (.00%)(+)     (.00%)(+)      (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(b) Reflects increased trading activity due to changes in subadviser(s).
(c) Reflects decreased trading activity due to changes in subadviser(s).

================================================================================

42  | USAA GROWTH & INCOME FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                        PERIOD ENDED
                                                                                          JULY 31,
                                                                                          2016***
                                                                                        ------------
Net asset value at beginning of period                                                    $  22.10
                                                                                          --------
Income (loss) from investment operations:
  Net investment income                                                                        .16
  Net realized and unrealized loss                                                            (.60)
                                                                                          --------
Total from investment operations                                                              (.44)
                                                                                          --------
Less distributions from:
  Net investment income                                                                       (.17)
  Realized capital gains                                                                     (1.11)
                                                                                          --------
Total distributions                                                                          (1.28)
                                                                                          --------
Net asset value at end of period                                                          $  20.38
                                                                                          ========

Total return (%)*                                                                            (1.87)
Net assets at end of period (000)                                                         $117,512
Ratios to average net assets:**
  Expenses (%)(a)                                                                              .85
  Expenses, excluding reimbursements (%)(a)                                                    .87
  Net investment income (%)(a)                                                                 .83
Portfolio turnover (%)                                                                          22

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended July 31, 2016, average net assets were $60,558,000.
*** Institutional Shares commenced operations on August 7, 2015.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                      YEAR ENDED JULY 31,
                               ------------------------------------------------------------
                                 2016         2015          2014          2013         2012
                               ------------------------------------------------------------
Net asset value at
  beginning of period          $21.93       $22.56        $19.34        $15.42       $15.22
                               ------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .10          .10           .15           .12          .10
  Net realized and
    unrealized gain (loss)       (.50)        2.14          3.23          3.93          .20
                               ------------------------------------------------------------
Total from investment
  operations                     (.40)        2.24          3.38          4.05          .30
                               ------------------------------------------------------------
Less distributions from:
  Net investment income          (.10)        (.11)         (.16)         (.13)        (.10)
  Realized capital gains        (1.11)       (2.76)            -             -            -
                               ------------------------------------------------------------
Total distributions             (1.21)       (2.87)         (.16)         (.13)        (.10)
                               ------------------------------------------------------------
Net asset value at
  end of period                $20.32       $21.93        $22.56        $19.34       $15.42
                               ============================================================

Total return (%)*               (1.72)       10.40         17.51         26.37         2.02
Net assets at end
  of period (000)              $8,332       $9,098        $9,305        $7,919       $6,223
Ratios to average
  net assets:**
  Expenses (%)(a)                1.20         1.22(d)       1.22          1.30         1.30
  Expenses, excluding
    reimbursements (%)(a)        1.28         1.27          1.22          1.39         1.43
  Net investment income (%)       .53          .37           .70           .70          .64
Portfolio turnover (%)             22           35            61(c)        112(b)        51

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $8,200,000.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                    -            -          (.00%)(+)     (.00%)(+)    (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(b) Reflects increased trading activity due to changes in subadviser(s).
(c) Reflects decreased trading activity due to changes in subadviser(s).
(d) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.30% of the Adviser Shares'
    average net assets.

================================================================================

44  | USAA GROWTH & INCOME FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2016, through July 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                          BEGINNING                ENDING            DURING PERIOD*
                                        ACCOUNT VALUE           ACCOUNT VALUE       FEBRUARY 1, 2016 -
                                       FEBRUARY 1, 2016         JULY 31, 2016         JULY 31, 2016
                                       ---------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00              $1,111.90                 $4.94

Hypothetical
  (5% return before expenses)              1,000.00               1,020.19                  4.72

INSTITUTIONAL SHARES
Actual                                     1,000.00               1,112.50                  4.46

Hypothetical
(5% return before expenses)                1,000.00               1,020.64                  4.27

ADVISER SHARES
Actual                                     1,000.00               1,110.60                  6.30

Hypothetical
  (5% return before expenses)              1,000.00               1,018.90                  6.02

*Expenses are equal to the annualized expense ratio of 0.94% for Fund Shares, 0.85% for Institutional Shares, and 1.20% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 11.19% for Fund Shares, 11.25% for Institutional Shares, and 11.06% for Adviser Shares for the six-month period of February 1, 2016, through July 31, 2016.

================================================================================

46  | USAA GROWTH & INCOME FUND

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board

================================================================================

48  | USAA GROWTH & INCOME FUND

================================================================================

discussed the Manager's effectiveness in monitoring the performance of the Subadviser and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate--which includes advisory and administrative services and the effects of any performance adjustment--was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fees. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2015 and was lower than the average of its performance universe and Lipper index for the ten-year period ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 40% of its performance universe for the one- and three-year periods ended December 31, 2015, was in the top 50% of its performance universe for the five-year period ended December 31, 2015, and was in the bottom 50% of its performance universe for the ten-year period ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of

================================================================================

50  | USAA GROWTH & INCOME FUND

================================================================================

certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also noted that the Manager pays the subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance

================================================================================

52  | USAA GROWTH & INCOME FUND

================================================================================

checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays subadvisory fees to the Subadviser. As noted previously, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2015, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance and the explanations of management regarding the factors that contributed to the performance of the Fund. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

54  | USAA GROWTH & INCOME FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA GROWTH & INCOME FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA GROWTH & INCOME FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2)  Member of Executive Committee.
    (3)  Member of Audit and Compliance Committee.
    (4)  Member of Product Management and Distribution Committee.
    (5)  Member of Corporate Governance Committee.
    (6)  Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

60  | USAA GROWTH & INCOME FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby serves as the Funds' anti-money laundering compliance officer.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

62  | USAA GROWTH & INCOME FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   23431-0916                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA SCIENCE & TECHNOLOGY FUND]

  =============================================================

        ANNUAL REPORT
        USAA SCIENCE & TECHNOLOGY FUND
        FUND SHARES o ADVISER SHARES
        JULY 31, 2016

  =============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... PLAN FOR A STRONGER FUTURE BY STAYING
FOCUSED ON THEIR LONG-TERM OBJECTIVES, USING        [PHOTO OF BROOKS ENGLEHARDT]
AN INVESTMENT PLAN THAT IS BASED ON THEIR
PERSONAL TIME HORIZON AND RISK TOLERANCE."
--------------------------------------------------------------------------------

SEPTEMBER 2016

Investors may be feeling a bit of whiplash as they look back over the reporting period ended July 31, 2016. Stocks and corporate bonds took a dive during the first half of the reporting period and then moved up sharply in the second half. Essentially, it was a tale of two markets.

In the first half of the reporting period, stocks and corporate bonds retreated on concerns about the global economy with worries about China's growth, a major catalyst. A key issue was the price of oil, which typically is a barometer of global economic growth expectations. Oil prices remained low amid persistent oversupply and weaker-than-expected demand. In mid-February 2016, stocks and corporate bonds reversed direction as investors appeared to overcome most of their previous fears about China and the broader global economy. The markets generally continued to advance during the second half of the reporting period as global central banks maintained lower-for-longer monetary policies and, in some cases, increased their ongoing stimulative measures. Although oil prices remained volatile, the prices of many other commodities rose. For the reporting period as a whole, U.S. stocks and corporate bonds posted modest gains while global stocks generally declined.

In the U.S. Treasury market, it was a slightly different story. During the first four months of the reporting period, longer-term yields edged up as positive economic trends and a pickup in inflation suggested that the Federal Reserve (the Fed) might raise short-term interest rates. As yields rose, prices--which move in the opposite direction--fell. In December 2015, the Fed ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%-- the first increase in nearly a decade. At the same time, Fed policymakers signaled that four interest rate increases may be on tap for 2016. The Fed has more influence over short-term interest rates than it has over longer-term interest rates. So despite the Fed's forecast, longer-term yields plunged in early 2016 as an increase in market volatility drove a safe-haven flight into U.S. Treasuries. Longer-term yields fell further in late March 2016 after the Fed lowered its previous forecast to two interest rate increases in 2016. In June 2016,

================================================================================

================================================================================

a weak U.S. jobs report and market volatility unleashed by the "Brexit" referendum (the United Kingdom's vote to leave the European Union) sent yields lower still. By the end of the reporting period, though some Fed policymakers noted that one interest rate increase was still possible, the markets were anticipating that no interest rate increases would occur in 2016. As a result of the sharp drop in yields, longer-term U.S. Treasuries were among the strongest-performing assets of the reporting period.

At USAA Investments, we have been saying for some time that Fed policymakers are likely to take a "lower-for-longer" approach to interest rate increases in order to avoid negatively affecting a U.S. economy that has struggled to build strong growth momentum. This view is supported, we believe, by the weak 1.2% gross domestic product growth recorded in the second quarter of 2016. Clearly, the United States economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to return to a normal rate of economic growth. We believe growth of the U.S. economy will continue to be low and slow throughout 2016 as it did in 2015.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation for the risks assumed. But it is important to remember that market conditions are always in fluctuation and time horizon matters. We believe that it is important for investors to plan for a stronger future by staying focused on their long-term objectives, using an investment plan that is based on their personal time horizon and risk tolerance. An investment plan can also keep investors from making hasty portfolio decisions based on market turmoil, and give them flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help you tailor your investment allocations to your long-term goals, time horizon, and tolerance for risk.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT
Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                             11

    Report of Independent Registered
      Public Accounting Firm                                                  12

    Portfolio of Investments                                                  13

    Notes to Portfolio of Investments                                         21

    Financial Statements                                                      23

    Notes to Financial Statements                                             27

EXPENSE EXAMPLE                                                               43

ADVISORY AGREEMENT(S)                                                         45

TRUSTEES' AND OFFICERS' INFORMATION                                           53

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

209377-0916

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA SCIENCE & TECHNOLOGY FUND (THE FUND) SEEKS LONG-TERM
CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements. This 80% policy may be changed upon at least 60 days' written notice to shareholders. The Fund may invest up to 50% of its assets in foreign securities purchased in either foreign or U.S. markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company LLP

    ROBERT L. DERESIEWICZ                    ANITA M. KILLIAN, CFA
    JOHN F. AVERILL, CFA                     MICHAEL T. MASDEA
    BRUCE L. GLAZER

--------------------------------------------------------------------------------

o  PLEASE CHARACTERIZE THE PERFORMANCE OF THE MARKET OVER THE REPORTING PERIOD.

   Global stock prices declined on average during the reporting period ended July 31, 2016, though U.S. equities outperformed the market. In mid-August 2015, China unexpectedly devalued its currency, triggering concerns regarding global growth. Investor appetite for risk also was hindered by the European Central Bank's cut in its Eurozone growth and inflation outlook. In December 2015, after much anticipation, the Federal Reserve (the Fed) delivered its first interest rate increase since 2006. The U.S. market initially reacted positively, but remained volatile through year end 2015 as investors digested the impact of the interest rate increase. The markets then began 2016 in "risk off " mode due to fears of economic slowdowns in the United States and China, continued dips in commodity prices, and uncertainty over the pace of future interest rate increases from the Fed. In mid-February 2016, the market turned up sharply and rallied into quarter end. On June 23, 2016, following a lengthy and at times bitter campaign, the United Kingdom (U.K.) voted to leave the European Union, which will likely mark a profound change in how the U.K. interacts with the rest of Europe. Immediately following the vote, global equities sold off sharply before quickly recovering most of their losses.

================================================================================

2  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

o HOW DID THE USAA SCIENCE & TECHNOLOGY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended July 31, 2016, the Fund Shares and Adviser Shares had total returns of 1.74% and 1.48%, respectively. This compares to returns of 5.61% for the S&P 500(R) Index, 11.28% for the S&P North American Technology Index, 0.01% for the S&P 500(R) Health Care Index, and 4.97% for the Lipper Science & Technology Funds Index.

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Wellington Management Company LLP (Wellington Management) is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o  HOW DID THE FUND'S TECHNOLOGY PORTION PERFORM DURING THE REPORTING PERIOD?

   The technology portion of the Fund's portfolio underperformed its benchmark, the S&P North American Technology Index. Security selection was the primary driver of underperformance, as selection in semiconductors and semiconductor equipment, technology hardware, storage & peripherals, and communications equipment detracted. Selection in software and information technology services was strong. Within the technology portion, the largest individual detractors from relative performance were GoPro, Inc.* (household durables), Nimble Storage, Inc.* (technology hardware, storage & peripherals), and QUALCOMM* (semiconductors & semiconductor equipment). The Fund's position in Heartland Payment Systems, Inc.* (IT services), an underweight to Apple, Inc. (technology hardware, storage & peripherals),

   Refer to page 7 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   *GoPro, INC., NIMBLE STORAGE, INC., QUALCOMM, INC. AND HEARTLAND PAYMENT SYSTEMS, INC. WERE SOLD OUT OF THE FUND PRIOR TO JULY 31, 2016.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   and holdings in Sunny Optical Technology Group Co. Ltd. (electronic equipment & instruments) were among the top contributors.

o  HOW DID THE FUND'S HEALTH CARE PORTION PERFORM DURING THE REPORTING PERIOD?

   The health care portion of the Fund underperformed the S&P 500 Health Care Index over the reporting period. Sector allocation was the largest detractor from relative return, driven primarily by overweight allocations to the mid- and small-cap biopharmaceutical industries. Partially offsetting these negative results was strong security selection within mid-cap biopharmaceuticals. The largest individual detractors came from an underweight to Johnson & Johnson, and overweight allocations to Tetraphase Pharmaceutical, Inc.* and Alkermes (all three are pharmaceutical companies). An underweight position in Gilead Sciences, Inc.* (biotechnology), an overweight position in Shionogi & Co. Ltd. (pharmaceuticals) and the lack of a position in Alexion Pharmaceuticals (pharmaceuticals) were among the top contributors to relative performance within the health care portion.

   Thank you for allowing us to help you with your investment needs.

   Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

   *Tetraphase Pharmaceutical, Inc. and Gilead Sciences, Inc. were sold out of the Fund prior to July 31, 2016.

================================================================================

4  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

INVESTMENT OVERVIEW

USAA SCIENCE & TECHNOLOGY FUND SHARES
(FUND SHARES) (Ticker Symbol: USSCX)

--------------------------------------------------------------------------------
                                            7/31/16                  7/31/15
--------------------------------------------------------------------------------
Net Assets                               $901.6 Million           $853.8 Million
Net Asset Value Per Share                    $22.03                   $23.07

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                        10 YEARS
     1.74%                           16.59%                          10.89%

--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 7/31/15*
--------------------------------------------------------------------------------
                                     1.18%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                  USAA SCIENCE &       LIPPER SCIENCE &
                   S&P NORTH AMERICAN     S&P 500 HEALTH CARE    TECHNOLOGY FUND       TECHNOLOGY FUNDS
                    TECHNOLOGY INDEX            INDEX              FUND SHARES              INDEX             S&P 500 INDEX
 7/31/2006             $10,000.00            $10,000.00            $10,000.00            $10,000.00            $10,000.00
 8/31/2006              10,782.38             10,300.13             10,522.00             10,557.27             10,237.93
 9/30/2006              11,215.05             10,447.41             10,787.00             10,899.53             10,501.76
10/31/2006              11,664.05             10,499.02             11,063.00             11,189.81             10,843.97
11/30/2006              12,085.93             10,467.74             11,388.00             11,670.09             11,050.18
12/31/2006              12,011.17             10,595.05             11,398.00             11,549.60             11,205.19
 1/31/2007              12,206.87             10,922.89             11,506.00             11,735.48             11,374.65
 2/28/2007              11,956.93             10,675.58             11,398.00             11,650.50             11,152.18
 3/31/2007              12,011.69             10,704.27             11,447.00             11,714.54             11,276.91
 4/30/2007              12,613.34             11,473.06             11,949.00             12,116.22             11,776.43
 5/31/2007              13,156.40             11,649.89             12,559.00             12,585.93             12,187.37
 6/30/2007              13,260.54             11,238.27             12,559.00             12,743.95             11,984.89
 7/31/2007              13,168.05             10,751.10             12,372.00             12,732.21             11,613.30
 8/31/2007              13,548.91             11,024.65             12,667.00             12,999.68             11,787.39
 9/30/2007              14,110.68             11,356.00             13,189.00             13,680.98             12,228.22
10/31/2007              15,053.73             11,577.03             13,661.00             14,513.81             12,422.74
11/30/2007              13,874.06             11,707.23             12,825.00             13,419.73             11,903.38
12/31/2007              14,045.52             11,352.69             12,717.00             13,484.77             11,820.80
 1/31/2008              12,267.32             10,806.13             11,457.00             11,738.13             11,111.77
 2/29/2008              11,847.66             10,562.23             11,053.00             11,448.65             10,750.80
 3/31/2008              11,955.40             10,044.96             10,866.00             11,371.24             10,704.38
 4/30/2008              12,825.03             10,198.61             11,752.00             12,241.95             11,225.71
 5/31/2008              13,636.83             10,404.81             12,333.00             12,930.26             11,371.11
 6/30/2008              12,338.01             9,920.65              11,437.00             11,797.63             10,412.49
 7/31/2008              12,255.32             10,422.51             11,230.00             11,553.83             10,324.96
 8/31/2008              12,520.73             10,635.02             11,417.00             11,769.82             10,474.31
 9/30/2008              10,792.49              9,969.48              9,823.00             10,043.79              9,540.97
10/31/2008               8,812.32              8,803.55              7,766.00              8,227.18              7,938.58
11/30/2008               7,819.75              8,204.46              6,939.00              7,278.51              7,368.95
12/31/2008               7,959.20              8,763.12              7,215.00              7,538.28              7,447.36
 1/31/2009               7,786.21              8,654.20              7,028.00              7,370.08              6,819.65
 2/28/2009               7,453.35              7,572.77              6,476.00              7,083.94              6,093.51
 3/31/2009               8,335.96              8,062.35              7,215.00              7,867.14              6,627.27
 4/30/2009               9,461.21              8,002.77              7,923.00              8,841.13              7,261.56
 5/31/2009              10,070.23              8,551.99              8,297.00              9,211.30              7,667.72
 6/30/2009              10,047.04              8,778.32              8,553.00              9,388.49              7,682.93
 7/31/2009              10,958.55              9,296.58              9,272.00             10,158.03              8,264.05
 8/31/2009              11,228.01              9,515.72              9,537.00             10,409.51              8,562.42
 9/30/2009              11,742.72              9,615.18              9,990.00             11,039.05              8,881.92
10/31/2009              11,644.81              9,400.96              9,665.00             10,664.85              8,716.92
11/30/2009              12,252.57             10,275.73             10,285.00             11,190.40              9,239.80
12/31/2009              12,988.38             10,489.36             10,876.00             11,902.91              9,418.27
 1/31/2010              11,915.74             10,540.95             10,217.00             11,056.00              9,079.46
 2/28/2010              12,432.35             10,570.05             10,541.00             11,503.91              9,360.71
 3/31/2010              13,301.19             10,846.38             11,220.00             12,295.03              9,925.58
 4/30/2010              13,530.13             10,430.69             11,319.00             12,570.02             10,082.29
 5/31/2010              12,452.99              9,729.38             10,472.00             11,709.46              9,277.21
 6/30/2010              11,638.28              9,567.32              9,892.00             11,007.84              8,791.56
 7/31/2010              12,519.03              9,696.13             10,482.00             11,704.08              9,407.53
 8/31/2010              11,687.66              9,551.87              9,941.00             11,108.08              8,982.83
 9/30/2010              13,168.42             10,414.51             11,240.00             12,532.31              9,784.50
10/31/2010              13,988.08             10,636.23             11,693.00             13,242.42             10,156.79
11/30/2010              13,920.85             10,330.65             11,683.00             13,301.80             10,158.10
12/31/2010              14,631.82             10,793.57             12,352.00             14,027.81             10,836.98
 1/31/2011              15,203.18             10,847.95             12,795.00             14,503.17             11,093.83
 2/28/2011              15,557.73             11,188.23             13,209.00             15,015.12             11,473.89
 3/31/2011              15,255.79             11,400.24             13,209.00             14,901.46             11,478.46
 4/30/2011              15,727.03             12,143.13             13,789.00             15,440.29             11,818.40
 5/31/2011              15,475.69             12,437.02             13,809.00             15,228.08             11,684.62
 6/30/2011              15,074.04             12,297.61             13,474.00             14,729.15             11,489.84
 7/31/2011              15,057.26             11,822.03             13,051.00             14,312.33             11,256.20
 8/31/2011              14,109.09             11,576.80             12,156.00             13,239.27             10,644.74
 9/30/2011              13,471.87             11,065.35             11,545.00             12,372.29              9,896.43
10/31/2011              15,067.83             11,701.93             12,756.00             13,906.37             10,978.04
11/30/2011              14,774.10             11,822.93             12,470.00             13,530.24             10,953.78
12/31/2011              14,503.73             12,167.96             12,283.00             13,212.79             11,065.83
 1/31/2012              15,644.45             12,545.30             13,071.00             14,319.96             11,561.75
 2/29/2012              16,579.23             12,706.91             13,750.00             15,251.04             12,061.70
 3/31/2012              17,340.85             13,270.57             14,439.00             15,927.61             12,458.64
 4/30/2012              17,110.28             13,241.81             14,400.00             15,497.01             12,380.44
 5/31/2012              15,621.65             12,764.59             13,376.00             14,127.83             11,636.37
 6/30/2012              16,123.49             13,502.47             13,957.00             14,577.50             12,115.81
 7/31/2012              16,149.18             13,645.54             14,016.00             14,465.65             12,284.09
 8/31/2012              16,862.76             13,787.44             14,508.00             15,134.83             12,560.76
 9/30/2012              17,074.20             14,334.16             14,833.00             15,403.18             12,885.35
10/31/2012              16,096.39             14,290.08             13,947.00             14,488.87             12,647.43
11/30/2012              16,450.93             14,373.44             14,400.00             14,853.60             12,720.80
12/31/2012              16,713.30             14,344.48             14,508.00             15,131.56             12,836.75
 1/31/2013              17,407.18             15,416.95             15,413.00             15,778.34             13,501.63
 2/28/2013              17,552.45             15,615.00             15,591.00             15,823.63             13,684.91
 3/31/2013              18,037.68             16,612.97             16,083.00             16,230.10             14,198.14
 4/30/2013              18,128.39             17,094.32             16,191.00             16,104.73             14,471.69
 5/31/2013              18,969.77             17,374.91             16,693.00             16,855.29             14,810.21
 6/30/2013              18,486.46             17,250.05             16,398.00             16,659.42             14,611.33
 7/31/2013              19,335.64             18,507.49             17,500.00             17,783.80             15,354.81
 8/31/2013              19,144.85             17,861.44             17,293.00             17,707.21             14,910.11
 9/30/2013              19,954.77             18,426.13             18,563.00             18,762.56             15,377.68
10/31/2013              20,756.42             19,220.44             18,967.00             19,146.26             16,084.56
11/30/2013              21,534.40             20,125.52             19,685.00             19,716.52             16,574.72
12/31/2013              22,491.50             20,291.81             20,477.00             20,698.86             16,994.33
 1/31/2014              22,045.73             20,481.44             21,065.00             20,614.09             16,406.77
 2/28/2014              23,149.74             21,745.91             22,411.00             21,789.35             17,157.28
 3/31/2014              22,920.32             21,470.73             21,460.00             21,206.87             17,301.49
 4/30/2014              22,574.18             21,364.03             20,915.00             20,413.25             17,429.39
 5/31/2014              23,390.81             21,958.94             21,770.00             21,114.37             17,838.53
 6/30/2014              24,067.57             22,439.74             22,667.00             22,005.43             18,207.03
 7/31/2014              24,147.97             22,471.95             22,389.00             21,675.52             17,955.93
 8/31/2014              25,152.04             23,562.93             23,361.00             22,569.32             18,674.26
 9/30/2014              24,773.36             23,663.84             22,923.00             22,118.27             18,412.38
10/31/2014              25,082.00             24,930.63             23,650.00             22,597.56             18,862.11
11/30/2014              26,209.60             25,771.99             24,771.00             23,347.10             19,369.40
12/31/2014              25,928.70             25,433.05             24,561.00             23,235.71             19,320.60
 1/31/2015              24,993.88             25,744.83             24,573.00             22,641.31             18,740.61
 2/28/2015              27,088.21             26,857.89             26,047.00             24,418.97             19,817.67
 3/31/2015              26,313.93             27,093.97             25,927.00             24,062.37             19,504.26
 4/30/2015              26,967.64             26,730.75             26,083.00             24,167.56             19,691.37
 5/31/2015              27,526.12             27,941.96             27,173.00             24,951.89             19,944.58
 6/30/2015              26,524.50             27,863.91             26,742.00             24,170.59             19,558.50
 7/31/2015              27,578.00             28,645.26             27,640.00             24,494.81             19,968.27
 8/31/2015              26,088.72             26,387.71             25,807.00             22,952.70             18,763.51
 9/30/2015              25,782.26             24,891.43             24,789.00             22,368.75             18,299.23
10/31/2015              28,654.41             26,820.82             27,197.00             24,416.42             19,842.85
11/30/2015              29,025.46             26,710.33             27,497.00             24,877.65             19,901.86
12/31/2015              28,497.51             27,185.57             27,265.00             24,345.35             19,587.97
 1/31/2016              26,644.14             25,121.00             25,146.00             22,248.90             18,615.94
 2/29/2016              26,395.68             24,997.36             24,699.00             22,045.93             18,590.81
 3/31/2016              28,627.53             25,690.34             26,205.00             23,701.36             19,851.98
 4/30/2016              27,720.55             26,443.03             26,129.00             23,302.55             19,928.94
 5/31/2016              29,223.63             27,023.79             27,061.00             24,461.63             20,286.83
 6/30/2016              28,564.63             27,299.98             26,486.00             23,938.06             20,339.39
 7/31/2016              30,688.43             28,648.62             28,120.00             25,711.66             21,089.28

                                   [END CHART]

                       Data from 7/31/06 through 7/31/16.

                       See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Science & Technology Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

The graph on page 6 illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund Shares to the following benchmarks:

o The unmanaged S&P North American Technology Index provides investors with a benchmark that represents U.S. securities classified under the GICS(R) technology sector and internet retail sub-industry.

o The unmanaged S&P 500 Health Care Index comprises U.S. traded stocks that are members of either the S&P Total Market Index (TMI) or the S&P/TSX Composite Index, and are classified within the health care sector of the Global Industry Classification System (GICS(R)).

o The unmanaged Lipper Science & Technology Funds Index tracks the total return performance of the 30 largest funds in the Lipper Science & Technology Funds category.

o The unmanaged, broad-based composite S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA SCIENCE & TECHNOLOGY FUND ADVISER SHARES
(ADVISER SHARES) (Ticker Symbol: USTCX)

--------------------------------------------------------------------------------
                                            7/31/16                  7/31/15
--------------------------------------------------------------------------------
Net Assets                               $122.4 Million           $122.0 Million
Net Asset Value Per Share                    $21.67                   $22.77

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
  1 YEAR                      5 YEARS                    SINCE INCEPTION 8/01/10
  1.48%                       16.33%                              17.26%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/15*
-------------------------------------------------------------------------------
                                      1.42%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

8  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                           USAA SCIENCE &                                                  LIPPER SCIENCE &
                  S&P 500 HEALTH CARE     TECHNOLOGY FUND     S&P NORTH AMERICAN                           TECHNOLOGY FUNDS
                         INDEX             ADVISER SHARES      TECHNOLOGY INDEX        S&P 500 INDEX             INDEX
 7/31/2010            $10,000.00            $10,000.00            $10,000.00            $10,000.00            $10,000.00
 8/31/2010              9,851.22              9,308.12              9,335.92              9,548.56              9,490.77
 9/30/2010             10,740.89             10,525.83             10,518.72             10,400.72             10,707.64
10/31/2010             10,969.56             10,950.18             11,173.45             10,796.45             11,314.36
11/30/2010             10,654.40             10,940.96             11,119.75             10,797.84             11,365.09
12/31/2010             11,131.83             11,568.27             11,687.66             11,519.47             11,985.40
 1/31/2011             11,187.91             11,974.17             12,144.05             11,792.50             12,391.54
 2/28/2011             11,538.86             12,361.62             12,427.26             12,196.50             12,828.96
 3/31/2011             11,757.51             12,352.40             12,186.08             12,201.36             12,731.84
 4/30/2011             12,523.68             12,896.68             12,562.49             12,562.70             13,192.22
 5/31/2011             12,826.79             12,905.90             12,361.73             12,420.50             13,010.91
 6/30/2011             12,683.01             12,592.25             12,040.90             12,213.46             12,584.62
 7/31/2011             12,192.53             12,195.57             12,027.50             11,965.10             12,228.49
 8/31/2011             11,939.61             11,346.86             11,270.11             11,315.14             11,311.67
 9/30/2011             11,412.13             10,784.13             10,761.11             10,519.69             10,570.92
10/31/2011             12,068.66             11,909.59             12,035.94             11,669.42             11,881.64
11/30/2011             12,193.45             11,642.07             11,801.31             11,643.64             11,560.27
12/31/2011             12,549.29             11,466.79             11,585.35             11,762.74             11,289.04
 1/31/2012             12,938.46             12,195.57             12,496.54             12,289.89             12,235.01
 2/29/2012             13,105.13             12,822.88             13,243.22             12,821.33             13,030.53
 3/31/2012             13,686.45             13,468.63             13,851.59             13,243.27             13,608.59
 4/30/2012             13,656.80             13,431.73             13,667.41             13,160.14             13,240.68
 5/31/2012             13,164.63             12,472.32             12,478.32             12,369.21             12,070.85
 6/30/2012             13,925.62             13,007.38             12,879.19             12,878.85             12,455.06
 7/31/2012             14,073.18             13,062.73             12,899.70             13,057.72             12,359.49
 8/31/2012             14,219.53             13,514.76             13,469.70             13,351.82             12,931.23
 9/30/2012             14,783.38             13,819.19             13,638.59             13,696.85             13,160.51
10/31/2012             14,737.91             12,998.15             12,857.54             13,443.95             12,379.32
11/30/2012             14,823.89             13,404.06             13,140.74             13,521.94             12,690.96
12/31/2012             14,794.03             13,505.54             13,350.31             13,645.19             12,928.45
 1/31/2013             15,900.10             14,354.24             13,904.58             14,351.94             13,481.05
 2/28/2013             16,104.36             14,511.07             14,020.62             14,546.77             13,519.75
 3/31/2013             17,133.61             14,972.32             14,408.21             15,092.32             13,867.04
 4/30/2013             17,630.04             15,073.80             14,480.66             15,383.10             13,759.92
 5/31/2013             17,919.43             15,535.06             15,152.75             15,742.94             14,401.21
 6/30/2013             17,790.65             15,249.08             14,766.69             15,531.53             14,233.85
 7/31/2013             19,087.50             16,273.06             15,445.00             16,321.84             15,194.52
 8/31/2013             18,421.20             16,088.56             15,292.60             15,849.13             15,129.08
 9/30/2013             19,003.58             17,260.15             15,939.55             16,346.15             16,030.78
10/31/2013             19,822.80             17,638.38             16,579.90             17,097.55             16,358.61
11/30/2013             20,756.24             18,293.36             17,201.33             17,618.58             16,845.85
12/31/2013             20,927.74             19,024.76             17,965.84             18,064.61             17,685.16
 1/31/2014             21,123.31             19,564.89             17,609.77             17,440.04             17,612.73
 2/28/2014             22,427.40             20,815.20             18,491.63             18,237.82             18,616.87
 3/31/2014             22,143.60             19,934.98             18,308.38             18,391.12             18,119.21
 4/30/2014             22,033.56             19,424.86             18,031.89             18,527.07             17,441.13
 5/31/2014             22,647.11             20,225.06             18,684.20             18,961.97             18,040.17
 6/30/2014             23,142.99             21,055.26             19,224.79             19,353.68             18,801.50
 7/31/2014             23,176.20             20,785.19             19,289.01             19,086.78             18,519.62
 8/31/2014             24,301.37             21,685.41             20,091.04             19,850.34             19,283.29
 9/30/2014             24,405.44             21,275.31             19,788.56             19,571.97             18,897.91
10/31/2014             25,711.94             21,955.48             20,035.10             20,050.02             19,307.42
11/30/2014             26,579.66             22,995.74             20,935.80             20,589.26             19,947.82
12/31/2014             26,230.10             22,792.97             20,711.42             20,537.39             19,852.65
 1/31/2015             26,551.65             22,804.21             19,964.71             19,920.87             19,344.80
 2/28/2015             27,699.59             24,153.57             21,637.62             21,065.76             20,863.64
 3/31/2015             27,943.07             24,052.37             21,019.14             20,732.61             20,558.95
 4/30/2015             27,568.47             24,187.31             21,541.32             20,931.50             20,648.83
 5/31/2015             28,817.64             25,188.08             21,987.42             21,200.67             21,318.96
 6/30/2015             28,737.14             24,772.03             21,187.34             20,790.26             20,651.42
 7/31/2015             29,542.98             25,604.14             22,028.86             21,225.85             20,928.43
 8/31/2015             27,214.67             23,906.19             20,839.25             19,945.21             19,610.84
 9/30/2015             25,671.51             22,961.64             20,594.45             19,451.70             19,111.92
10/31/2015             27,661.36             25,188.08             22,888.68             21,092.52             20,861.45
11/30/2015             27,547.41             25,446.71             23,185.06             21,155.25             21,255.53
12/31/2015             28,037.54             25,240.36             22,763.35             20,821.59             20,800.73
 1/31/2016             25,908.27             23,261.90             21,282.91             19,788.34             19,009.52
 2/29/2016             25,780.76             22,842.00             21,084.44             19,761.64             18,836.10
 3/31/2016             26,495.45             24,233.00             22,867.21             21,102.23             20,250.50
 4/30/2016             27,271.74             24,161.00             22,142.73             21,184.04             19,909.76
 5/31/2016             27,870.69             25,013.00             23,343.37             21,564.47             20,900.08
 6/30/2016             28,155.54             24,473.00             22,816.96             21,620.34             20,452.74
 7/31/2016             29,546.44             25,984.00             24,513.42             22,417.46             21,968.11

                             [END CHART]

                       Data from 7/31/10 through 7/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund Adviser Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the S&P 500 Health Care Index, S&P North American Technology Index, S&P 500 Index, and the Lipper Science & Technology Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Science & Technology Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/16 o
                                (% of Net Assets)

Alphabet, Inc. "A" ........................................................ 6.2%
Amazon.com, Inc. .......................................................... 4.9%
Visa, Inc. "A" ............................................................ 3.8%
Facebook, Inc. "A" ........................................................ 3.2%
Global Payments, Inc. ..................................................... 2.6%
Intel Corp. ............................................................... 2.2%
Alliance Data Systems Corp. ............................................... 1.8%
Accenture plc "A" ......................................................... 1.7%
Netflix, Inc. ............................................................. 1.6%
Expedia, Inc. ............................................................. 1.5%

                         o SECTOR ALLOCATION - 7/31/16 o

                        [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                     57.0%
HEALTH CARE                                                                25.3%
CONSUMER DISCRETIONARY                                                      9.8%
INDUSTRIALS                                                                 5.4%
CONSUMER STAPLES                                                            0.1%

                                   [END CHART]

*Excludes money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 13-20.

================================================================================

10  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

The following federal tax information related to the Fund's fiscal year ended July 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2016:

                DIVIDEND RECEIVED                                      LONG-TERM
               DEDUCTION (CORPORATE                                   CAPITAL GAIN
                 SHAREHOLDERS)(1)                                    DISTRIBUTIONS(2)
               ----------------------------------------------------------------------
                     69.43%                                            $56,693,000
               ----------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SCIENCE & TECHNOLOGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Science & Technology Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Science & Technology Fund at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 21, 2016

================================================================================

12  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2016

-------------------------------------------------------------------------------------------------------
                                                                                                 MARKET
NUMBER                                                                                            VALUE
OF SHARES    SECURITY                                                                             (000)
-------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (97.6%)
             COMMON STOCKS (96.7%)
             CONSUMER DISCRETIONARY (9.8%)
             -----------------------------
             AUTO PARTS & EQUIPMENT (0.8%)
   926,000   Hota Industrial Manufacturing Co., Ltd.                                         $    4,206
   302,000   Tung Thih Electronic Co., Ltd.                                                       4,087
                                                                                             ----------
                                                                                                  8,293
                                                                                             ----------
             CONSUMER ELECTRONICS (1.0%)
 3,136,600   Pioneer Corp.*                                                                       5,810
   151,100   Sony Corp.                                                                           4,860
                                                                                             ----------
                                                                                                 10,670
                                                                                             ----------
             INTERNET RETAIL (8.0%)
    65,975   Amazon.com, Inc.*                                                                   50,062
   132,196   Expedia, Inc.                                                                       15,421
   174,453   Netflix, Inc.*                                                                      15,919
                                                                                             ----------
                                                                                                 81,402
                                                                                             ----------
             Total Consumer Discretionary                                                       100,365
                                                                                             ----------
             CONSUMER STAPLES (0.1%)
             -----------------------
             DRUG RETAIL (0.1%)
    12,093   Walgreens Boots Alliance, Inc.                                                         958
                                                                                             ----------
             HEALTH CARE (25.3%)
             -------------------
             BIOTECHNOLOGY (5.4%)
    27,700   Aduro Biotech, Inc.*                                                                   407
    29,941   Alder BioPharmaceuticals, Inc.*                                                        961
    99,290   Alkermes plc*                                                                        4,955
    27,190   Alnylam Pharmaceuticals, Inc.*                                                       1,851
    28,590   Amgen, Inc.                                                                          4,918
   351,740   Arena Pharmaceuticals, Inc.*                                                           587
   117,900   ARIAD Pharmaceuticals, Inc.*                                                         1,121
    32,710   bluebird bio, Inc.*                                                                  1,870
    76,280   Celgene Corp.*                                                                       8,558
    55,350   Cepheid, Inc.*                                                                       1,956
   157,090   Cytokinetics, Inc.*                                                                  1,747

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                                 MARKET
NUMBER                                                                                            VALUE
OF SHARES    SECURITY                                                                             (000)
-------------------------------------------------------------------------------------------------------
    31,890   Galapagos NV*                                                                   $    1,737
    70,061   GlycoMimetics, Inc.*                                                                   585
    66,181   Incyte Corp.*                                                                        5,970
    23,138   Innate Pharma S.A.*                                                                    277
    72,030   Ironwood Pharmaceuticals, Inc.*                                                      1,018
    61,440   Loxo Oncology, Inc.*                                                                 1,580
    70,364   Portola Pharmaceuticals, Inc.*                                                       1,827
    26,350   PTC Therapeutics, Inc.*                                                                157
    14,961   Regeneron Pharmaceuticals, Inc.*                                                     6,360
   132,840   Rigel Pharmaceuticals, Inc.*                                                           304
    60,500   Syndax Pharmaceuticals, Inc.*                                                          752
    29,700   T2 Biosystems, Inc.*                                                                   168
    26,408   TESARO, Inc.*                                                                        2,462
   128,393   Trevena, Inc.*                                                                         805
    33,980   Ultragenyx Pharmaceutical, Inc.*                                                     2,150
                                                                                             ----------
                                                                                                 55,083
                                                                                             ----------
             HEALTH CARE DISTRIBUTORS (1.2%)
    44,630   Cardinal Health, Inc.                                                                3,731
    42,520   McKesson Corp.                                                                       8,273
                                                                                             ----------
                                                                                                 12,004
                                                                                             ----------
             HEALTH CARE EQUIPMENT (6.1%)
   152,340   Abbott Laboratories                                                                  6,817
    81,340   AtriCure, Inc.*                                                                      1,235
    70,260   Baxter International, Inc.                                                           3,374
    26,241   Becton, Dickinson & Co.                                                              4,618
   324,900   Boston Scientific Corp.*                                                             7,889
   116,221   ConforMIS, Inc.*                                                                       810
   200,900   Cyberdyne, Inc.*                                                                     3,924
    38,040   EndoChoice Holdings, Inc.*                                                             203
   130,141   Globus Medical, Inc. "A"*                                                            2,987
    15,130   HeartWare International, Inc.*                                                         877
    20,618   Invuity, Inc.*                                                                         212
   119,460   K2M Group Holdings, Inc.*                                                            2,002
   150,359   Medtronic plc                                                                       13,176
    64,447   St. Jude Medical, Inc.                                                               5,352
    38,130   Stryker Corp.                                                                        4,434
    13,611   Teleflex, Inc.                                                                       2,454
    15,314   Zimmer Biomet Holdings, Inc.                                                         2,008
                                                                                             ----------
                                                                                                 62,372
                                                                                             ----------
             HEALTH CARE FACILITIES (0.9%)
    21,489   Acadia Healthcare Co., Inc.*                                                         1,214
    32,210   Community Health Systems, Inc.*                                                        411

================================================================================

14  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                                 MARKET
NUMBER                                                                                            VALUE
OF SHARES    SECURITY                                                                             (000)
-------------------------------------------------------------------------------------------------------
   177,070   Georgia Healthcare Group plc*(a)                                                $      717
    53,240   HCA Holdings, Inc.*                                                                  4,107
    14,840   LifePoint Health, Inc.*                                                                878
   339,087   PT Siloam International Hospitals Tbk*                                                 253
     1,452   Quorum Health Corp.*                                                                    16
    14,410   Universal Health Services, Inc. "B"                                                  1,867
                                                                                             ----------
                                                                                                  9,463
                                                                                             ----------
             HEALTH CARE SERVICES (0.5%)
    73,690   Envision Healthcare Holdings, Inc.*                                                  1,812
    60,470   Team Health Holdings, Inc.*                                                          2,470
    58,284   Teladoc, Inc.*                                                                       1,016
                                                                                             ----------
                                                                                                  5,298
                                                                                             ----------
             HEALTH CARE SUPPLIES (0.3%)
    23,067   DENTSPLY SIRONA, Inc.                                                                1,477
    99,338   Endologix, Inc.*                                                                     1,402
                                                                                             ----------
                                                                                                  2,879
                                                                                             ----------
             HEALTH CARE TECHNOLOGY (1.2%)
    50,615   Allscripts Healthcare Solutions, Inc.*                                                 715
    19,120   athenahealth, Inc.*                                                                  2,443
    56,056   Cerner Corp.*                                                                        3,497
   172,660   M3, Inc.                                                                             5,601
                                                                                             ----------
                                                                                                 12,256
                                                                                             ----------
             LIFE SCIENCES TOOLS & SERVICES (1.1%)
    17,620   ICON plc*                                                                            1,368
    15,270   Illumina, Inc.*                                                                      2,540
    52,000   Patheon NV*                                                                          1,345
    34,210   Thermo Fisher Scientific, Inc.                                                       5,434
                                                                                             ----------
                                                                                                 10,687
                                                                                             ----------
             MANAGED HEALTH CARE (2.1%)
    24,260   Aetna, Inc.                                                                          2,795
    20,443   Cigna Corp.                                                                          2,636
    99,300   UnitedHealth Group, Inc.                                                            14,220
    21,380   WellCare Health Plans, Inc.*                                                         2,284
                                                                                             ----------
                                                                                                 21,935
                                                                                             ----------
             PHARMACEUTICALS (6.5%)
    54,120   Allergan plc*                                                                       13,690
   210,080   AstraZeneca plc ADR                                                                  7,172
   179,630   Bristol-Myers Squibb Co.                                                            13,438
    27,500   Chugai Pharmaceutical Co., Ltd.                                                      1,042
     7,680   Daiichi Sankyo Co., Ltd.                                                               185
    44,200   Eisai Co., Ltd.                                                                      2,618

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                                 MARKET
NUMBER                                                                                            VALUE
OF SHARES    SECURITY                                                                             (000)
-------------------------------------------------------------------------------------------------------
    94,660   Eli Lilly and Co.                                                               $    7,846
    39,700   Intersect ENT, Inc.*                                                                   629
    12,700   Johnson & Johnson                                                                    1,591
    66,195   Medicines Co.*                                                                       2,589
   123,440   MediWound Ltd.*                                                                        912
   111,690   Mylan N.V.*                                                                          5,226
   106,540   Nabriva Therapeutics AG ADR*                                                           890
    65,350   Ono Pharmaceutical Co. Ltd.                                                          2,372
    55,011   Revance Therapeutics, Inc.*                                                            742
    50,580   Shionogi & Co. Ltd.                                                                  2,652
    12,100   Takeda Pharmaceutical Co., Ltd.                                                        544
    33,099   UCB S.A.                                                                             2,589
                                                                                             ----------
                                                                                                 66,727
                                                                                             ----------
             Total Health Care                                                                  258,704
                                                                                             ----------
             INDUSTRIALS (5.3%)
             ------------------
             ELECTRICAL COMPONENTS & EQUIPMENT (1.7%)
   599,310   BizLink Holding Inc.                                                                 3,680
   108,580   Nidec Corp.                                                                         10,040
   234,240   Voltronic Power Technology Corp.                                                     3,727
                                                                                             ----------
                                                                                                 17,447
                                                                                             ----------
             HUMAN RESOURCE & EMPLOYMENT SERVICES (0.8%)
   125,417   WageWorks, Inc.*                                                                     7,752
                                                                                             ----------
             RESEARCH & CONSULTING SERVICES (2.8%)
    76,229   Equifax, Inc.                                                                       10,097
   129,174   Huron Consulting Group, Inc.*                                                        7,941
   328,604   TransUnion*                                                                         10,752
                                                                                             ----------
                                                                                                 28,790
                                                                                             ----------
             Total Industrials                                                                   53,989
                                                                                             ----------
             INFORMATION TECHNOLOGY (56.2%)
             ------------------------------
             APPLICATION SOFTWARE (1.9%)
   116,433   Mobileye N.V.*                                                                       5,578
   118,886   salesforce.com, Inc.*                                                                9,725
    54,354   Workday, Inc. "A"*                                                                   4,530
                                                                                             ----------
                                                                                                 19,833
                                                                                             ----------
             COMMUNICATIONS EQUIPMENT (3.1%)
   106,397   Arista Networks, Inc.*                                                               7,583
   181,241   Lumentum Holdings Inc.*                                                              5,483
 2,579,905   Nokia Oyj                                                                           14,825
   610,290   Oclaro, Inc.*                                                                        3,497
                                                                                             ----------
                                                                                                 31,388
                                                                                             ----------

================================================================================

16  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                                 MARKET
NUMBER                                                                                            VALUE
OF SHARES    SECURITY                                                                             (000)
-------------------------------------------------------------------------------------------------------
             DATA PROCESSING & OUTSOURCED SERVICES (13.3%)
    80,204   Alliance Data Systems Corp.*                                                    $   18,577
   124,937   Automatic Data Processing, Inc.                                                     11,113
    97,564   Cardtronics plc "A"*                                                                 4,292
   538,501   Genpact Ltd.*                                                                       14,416
   358,806   Global Payments, Inc.                                                               26,788
   263,562   PayPal Holdings, Inc.*                                                               9,815
    77,811   Vantiv, Inc. "A"*                                                                    4,262
   497,935   Visa, Inc. "A"                                                                      38,864
    91,958   WEX, Inc.*                                                                           8,614
                                                                                             ----------
                                                                                                136,741
                                                                                             ----------
             ELECTRONIC COMPONENTS (2.2%)
   124,893   Largan Precision Co. Ltd.                                                           13,380
 2,347,860   Sunny Optical Technology Group Co. Ltd.                                              9,351
                                                                                             ----------
                                                                                                 22,731
                                                                                             ----------
             ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
    44,667   Coherent, Inc.*                                                                      4,737
   356,357   VeriFone Systems, Inc.*                                                              6,828
                                                                                             ----------
                                                                                                 11,565
                                                                                             ----------
             HOME ENTERTAINMENT SOFTWARE (1.1%)
   144,617   Electronic Arts, Inc.*                                                              11,037
                                                                                             ----------
             INTERNET SOFTWARE & SERVICES (13.4%)
    97,000   58.Com Inc. ADR*                                                                     5,045
   127,614   Alibaba Group Holding Ltd. ADR*                                                     10,526
    80,405   Alphabet, Inc. "A"*                                                                 63,628
    39,487   Baidu, Inc. ADR*                                                                     6,302
   151,029   Dropbox, Inc., acquired 5/01/2012; cost $1,367*(b),(c),(d)                           1,501
    98,750   Everyday Health, Inc.*                                                                 806
   262,816   Facebook, Inc. "A"*                                                                 32,573
     7,066   Naver Corp.                                                                          4,479
   525,612   Tencent Holdings Ltd.                                                               12,635
                                                                                             ----------
                                                                                                137,495
                                                                                             ----------
             IT CONSULTING & OTHER SERVICES (3.2%)
   151,715   Accenture plc "A"                                                                   17,115
   264,757   Cognizant Technology Solutions Corp. "A"*                                           15,221
                                                                                             ----------
                                                                                                 32,336
                                                                                             ----------
             SEMICONDUCTOR EQUIPMENT (1.4%)
   253,369   Applied Materials, Inc.                                                              6,661
    48,104   Lam Research Corp.                                                                   4,319

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                                 MARKET
NUMBER                                                                                            VALUE
OF SHARES    SECURITY                                                                             (000)
-------------------------------------------------------------------------------------------------------
    36,256   MKS Instruments, Inc.                                                           $    1,656
   194,130   SunEdison Semiconductor Ltd.*                                                        1,252
                                                                                             ----------
                                                                                                 13,888
                                                                                             ----------
             SEMICONDUCTORS (9.1%)
    67,500   Acacia Communications, Inc.*                                                         4,389
    70,333   Broadcom Ltd.                                                                       11,393
     6,250   Cavium Networks, Inc.*                                                                 292
   724,095   Himax Technologies, Inc. ADR                                                         6,481
   634,954   Intel Corp.                                                                         22,134
   215,936   Intersil Corp. "A"                                                                   3,299
   386,030   Land Mark Optoelectronics Corp.                                                      6,155
     6,747   Linear Technology Corp.                                                                405
    47,609   M/A-COM Technology Solutions Holdings, Inc.*                                         1,881
    88,693   Microchip Technology, Inc.                                                           4,935
    19,566   NXP Semiconductors N.V.*                                                             1,645
   645,326   Parade Technologies Ltd.                                                             5,721
   281,000   Silergy Corp.                                                                        3,631
    44,856   Silicon Motion Technology Corp. ADR                                                  2,319
    84,302   Skyworks Solutions, Inc.                                                             5,566
 1,596,655   Taiwan Semiconductor Manufacturing Co. Ltd.                                          8,628
 2,407,881   Win Semiconductors Corp.                                                             4,412
                                                                                             ----------
                                                                                                 93,286
                                                                                             ----------
             SYSTEMS SOFTWARE (2.3%)
   187,021   Microsoft Corp.                                                                     10,600
   177,585   ServiceNow, Inc.*                                                                   13,305
                                                                                             ----------
                                                                                                 23,905
                                                                                             ----------
             TECHNOLOGY DISTRIBUTORS (0.4%)
   470,201   Kingpak Technology Inc.                                                              3,785
                                                                                             ----------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (3.7%)
    81,547   Apple, Inc.                                                                          8,498
 1,136,000   Catcher Technology Co. Ltd.                                                          7,900
   484,502   Pure Storage, Inc."A"*                                                               6,105
   478,042   Seagate Technology plc                                                              15,311
                                                                                             ----------
                                                                                                 37,814
                                                                                             ----------
             Total Information Technology                                                       575,804
                                                                                             ----------
             Total Common Stocks (cost: $756,943)                                               989,820
                                                                                             ----------

================================================================================

18  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

-------------------------------------------------------------------------------------------------------
                                                                                                 MARKET
NUMBER                                                                                            VALUE
OF SHARES    SECURITY                                                                             (000)
-------------------------------------------------------------------------------------------------------
             PREFERRED STOCKS (0.9%)
             INDUSTRIALS (0.1%)
             ------------------
             INDUSTRIAL MACHINERY (0.1%)
    37,837   Cloudera, Inc. "F", acquired 2/05/2014; cost $551*(b),(c),(d)                   $      689
                                                                                             ----------
             INFORMATION TECHNOLOGY (0.8%)
             -----------------------------
             INTERNET SOFTWARE & SERVICES (0.6%)
   133,140   Uber Technologies, Inc., acquired 6/05/2014; cost $2,065*(b),(c),(d)                 6,493
                                                                                             ----------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.2%)
   151,427   Nutanix, Inc., acquired 8/25/2014; cost $2,029*(b),(c),(d)                           2,052
                                                                                             ----------
             Total Information Technology                                                         8,545
                                                                                             ----------
             Total Preferred Stocks (cost: $4,645)                                                9,234
                                                                                             ----------
             Total Equity Securities (cost: $760,739)                                           999,054
                                                                                             ----------

             MONEY MARKET INSTRUMENTS (1.6%)
             MONEY MARKET FUNDS (1.6%)
16,931,840   State Street Institutional Liquid Reserves Fund Premier
                Class, 0.46%(e) (cost: $16,932)                                                  16,932
                                                                                             ----------
             TOTAL INVESTMENTS (COST: $778,520)                                              $1,015,986
                                                                                             ==========

-------------------------------------------------------------------------------------------------------
($ IN 000s)                                 VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------
ASSETS                                 LEVEL 1               LEVEL 2           LEVEL 3            TOTAL
-------------------------------------------------------------------------------------------------------
Equity Securities:
 Common Stocks                      $  988,319                    $-           $ 1,501       $  989,820
 Preferred Stocks                            -                     -             9,234            9,234

Money Market Instruments:
 Money Market Funds                     16,932                     -                 -           16,932
-------------------------------------------------------------------------------------------------------
Total                               $1,005,251                    $-           $10,735       $1,015,986
-------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
                            RECONCILIATION OF LEVEL 3 INVESTMENTS
-------------------------------------------------------------------------------------------------------------
                                                                 COMMON STOCKS               PREFERRED STOCKS
-------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2015                                             $2,885                        $10,575
Purchases                                                                    -                          2,065
Sales                                                                        -                         (3,559)
Transfers into Level 3                                                       -                              -
Transfers out of Level 3                                                     -                              -
Net realized gain (loss) on investments                                      -                              -
Change in net unrealized appreciation/(depreciation) of investments     (1,384)                           153
-------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                                             $1,501                         $9,234
-------------------------------------------------------------------------------------------------------------

For the period of August 1, 2015, through July 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

-------------------------------------------------------------------------------------------------------------
                      QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS**
-------------------------------------------------------------------------------------------------------------
                          FAIR VALUE AT                                   SIGNIFICANT
                          JULY 31, 2016          VALUATION               UNOBSERVABLE
ASSETS                     ($ IN 000's)         TECHNIQUE(S)               INPUT(S)                 RANGE
-------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES:
Common Stocks                $1,501               Market              Revenue Multiple(a)
                                                Comparables                                       2.7x - 7.4x
                                                                      Discount for lack
                                                                        of marketability(b)           10%
-------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS             $2,741               Market              Revenue Multiple(a)
                                                Comparables                                        2.3x - 9.4x
                                                                      Comparable Premium
                                                                        Adjustment(a)                 30%
                                                                      Discount for lack
                                                                        of marketability(b)           10%
-------------------------------------------------------------------------------------------------------------

(a) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the security.

(b) Represents amounts used when the reporting entity has determined that market participants would take into account these discounts when pricing the security.

** Quantitative Information table includes certain Level 3 securities using valuation models.

Increases in the earnings before interest, taxes, depreciation, and amortization (EBITDA), revenue multiples, or earnings per share will increase the value of the security while an increase in the discount for lack of marketability will decrease the value of the security.

================================================================================

20  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2016

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 20.5% of net assets at July 31, 2016.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o  SPECIFIC NOTES

   (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

   (b) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at July 31, 2016, was $10,735,000, which represented 1.1% of the Fund's net assets.

   (c) Security was fair valued at July 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $10,735,000, which represented 1.1% of the Fund's net assets.

   (d) Restricted security that is not registered under the Securities Act of 1933.

   (e) Rate represents the money market fund annualized seven-day yield at July 31, 2016.

    *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

22  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $778,520)                                     $1,015,986
   Cash denominated in foreign currencies (identified cost of $266)                                         271
   Receivables:
      Capital shares sold                                                                                 1,106
      USAA Transfer Agency Company (Note 6D)                                                                  6
      Dividends and interest                                                                                381
      Securities sold                                                                                    18,689
                                                                                                     ----------
         Total assets                                                                                 1,036,439
                                                                                                     ----------
LIABILITIES
   Payables:
      Securities purchased                                                                               10,316
      Capital shares redeemed                                                                             1,232
   Unrealized depreciation on foreign currency contracts held, at value                                      10
   Accrued management fees                                                                                  668
   Accrued transfer agent's fees                                                                             51
   Other accrued expenses and payables                                                                      103
                                                                                                     ----------
         Total liabilities                                                                               12,380
                                                                                                     ----------
            Net assets applicable to capital shares outstanding                                      $1,024,059
                                                                                                     ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                   $  781,599
   Accumulated undistributed net investment loss                                                         (2,179)
   Accumulated net realized gain on investments                                                           7,168
   Net unrealized appreciation of investments                                                           237,466
   Net unrealized appreciation of foreign currency translations                                               5
                                                                                                     ----------
            Net assets applicable to capital shares outstanding                                      $1,024,059
                                                                                                     ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $901,629/40,932
         capital shares outstanding, no par value)                                                   $    22.03
                                                                                                     ==========
      Adviser Shares (net assets of $122,430/5,650
         capital shares outstanding, no par value)                                                   $    21.67
                                                                                                     ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $274)                                                    $ 8,832
   Interest                                                                                                  60
                                                                                                        -------
      Total income                                                                                        8,892
                                                                                                        -------
EXPENSES
   Management fees                                                                                        7,571
   Administration and servicing fees:
      Fund Shares                                                                                         1,270
      Adviser Shares                                                                                        177
   Transfer agent's fees:
      Fund Shares                                                                                         1,435
      Adviser Shares                                                                                        192
   Distribution and service fees (Note 6E):
      Adviser Shares                                                                                        296
   Custody and accounting fees:
      Fund Shares                                                                                           175
      Adviser Shares                                                                                         25
   Postage:
      Fund Shares                                                                                            75
      Adviser Shares                                                                                          6
   Shareholder reporting fees:
      Fund Shares                                                                                            43
      Adviser Shares                                                                                          3
   Trustees' fees                                                                                            29
   Registration fees:
      Fund Shares                                                                                            70
      Adviser Shares                                                                                         50
   Professional fees                                                                                        116
   Other                                                                                                     20
                                                                                                        -------
      Total expenses                                                                                     11,553
   Expenses paid indirectly:
      Fund Shares                                                                                           (13)
      Adviser Shares                                                                                         (2)
                                                                                                        -------
         Net expenses                                                                                    11,538
                                                                                                        -------
NET INVESTMENT LOSS                                                                                      (2,646)
                                                                                                        -------

================================================================================

24  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments                                                                                       $10,948
      Foreign currency transactions                                                                         (67)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                         8,465
      Foreign currency translations                                                                          10
                                                                                                        -------
         Net realized and unrealized gain                                                                19,356
                                                                                                        -------
   Increase in net assets resulting from operations                                                     $16,710
                                                                                                        =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

---------------------------------------------------------------------------------------------------------------

                                                                                              2016         2015
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss)                                                         $   (2,646)    $  4,043
   Net realized gain on investments                                                         10,948       76,852
   Net realized gain (loss) on foreign currency transactions                                   (67)         350
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                            8,465       77,988
      Foreign currency translations                                                             10          (21)
                                                                                        -----------------------
      Increase in net assets resulting from operations                                      16,710      159,212
                                                                                        -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                                -       (9,864)
      Adviser Shares                                                                             -         (804)
                                                                                        -----------------------
         Total distributions of net investment income                                            -      (10,668)
                                                                                        -----------------------
   Net realized gains:
      Fund Shares                                                                          (54,146)     (63,661)
      Adviser Shares                                                                        (7,785)      (4,386)
                                                                                        -----------------------
         Total distributions of net realized gains                                         (61,931)     (68,047)
                                                                                        -----------------------
       Distributions to shareholders                                                       (61,931)     (78,715)
                                                                                        -----------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                              85,968      191,076
   Adviser Shares                                                                            7,532       96,674
                                                                                        -----------------------
      Total net increase in net assets from capital
         share transactions                                                                 93,500      287,750
                                                                                        -----------------------
   Capital contribution from USAA Transfer Agency
      Company (Note 6D):
      Fund Shares                                                                                6           11
                                                                                        -----------------------
   Net increase in net assets                                                               48,285      368,258
NET ASSETS
   Beginning of year                                                                       975,774      607,516
                                                                                        -----------------------
   End of year                                                                          $1,024,059     $975,774
                                                                                        =======================
Accumulated undistributed (overdistribution of) net
   investment income (loss):
   End of year                                                                          $   (2,179)    $ (1,329)
                                                                                        =======================

See accompanying notes to financial statements.

================================================================================

26  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Science & Technology Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term capital appreciation.

The Fund consists of two classes of shares: Science & Technology Fund Shares (Fund Shares) and Science & Technology Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

   valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

================================================================================

28  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

   3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

   4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

   5. Repurchase agreements are valued at cost.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

   6. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

   7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

30  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

   that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

   The valuation of securities falling in the Level 3 category is valued at direct offering price. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

   The methods used may include valuation models that rely on significant assumptions and/or unobservable inputs to determine the fair value measurement for the securities. A market-based approach may be employed using related or comparable securities, recent transactions, market multiples, book values and other relevant information or an income-based approach may be employed whereby estimated future cash flows are discounted to determine the fair value. In some cases discounts may be applied due to market liquidity limitations.

   The valuation methodology applied to certain Level 3 securities changed during the year. Securities that were previously valued based on last quoted price are now being fair valued using valuation models as a result of stale trade activity. Securities that were previously valued using valuation models are now being valued at the last direct offering price.

   Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and

================================================================================

32  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

   settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2016, brokerage commission recapture credits reduced the expenses of the Fund Shares and Adviser Shares by $13,000 and $2,000, respectively. Additionally, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the year ended July 31, 2016, the Fund paid CAPCO facility fees of $6,000, which represents 1.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for net operating losses, foreign currency, non-REIT return of capital dividend and passive foreign investment company adjustments resulted in reclassifications to the Statement of Assets and Liabilities to

================================================================================

34  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

decrease accumulated undistributed net investment loss by $1,796,000, accumulated net realized gain on investments by $1,055,000 and in paid-in capital by $741,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2016, and 2015, was as follows:

                                               2016                 2015
                                           ---------------------------------
Ordinary income*                           $ 5,238,000           $15,683,000
Long-term realized capital gain             56,693,000            63,032,000
                                           -----------           -----------
   Total distributions paid                $61,931,000           $78,715,000
                                           ===========           ===========

As of July 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains                           $  9,366,000
Accumulated capital and other losses                              (2,132,000)
Unrealized appreciation of investments                           235,226,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend and passive foreign investment company adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

Late year losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended July 31, 2016, the Fund deferred to August 1, 2016, late year losses of $2,132,000.

For the year ended July 31, 2016, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2016, were $815,638,000 and $786,273,000, respectively.

As of July 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $780,775,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2016, for federal income tax purposes, were $261,811,000 and $26,600,000, respectively, resulting in net unrealized appreciation of $235,211,000.

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                     YEAR ENDED                  YEAR ENDED
                                    JULY 31, 2016               JULY 31, 2015
----------------------------------------------------------------------------------
                                SHARES        AMOUNT       SHARES         AMOUNT
                                --------------------------------------------------
FUND SHARES:
Shares sold                      9,653      $ 203,339      10,176       $ 222,321
Shares issued from
 reinvested dividends            2,467         52,725       3,446          71,880
Shares redeemed                 (8,196)      (170,096)     (4,751)       (103,125)
                                --------------------------------------------------
Net increase from capital
 share transactions              3,924      $  85,968        8,871      $ 191,076
                                =================================================
ADVISER SHARES:
Shares sold                      3,097      $  64,168        5,722      $ 122,931
Shares issued from
 reinvested dividends              332          6,995          190          3,923
Shares redeemed                 (3,137)       (63,631)      (1,415)       (30,180)
                                --------------------------------------------------
Net increase from capital
 share transactions                292      $   7,532        4,497      $  96,674
                                =================================================

================================================================================

36  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

   The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

   The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Science & Technology Funds Index. The Lipper Science & Technology Funds Index tracks the total return performance of the 30 largest funds within the Lipper Science & Technology Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

   OVER/UNDER PERFORMANCE
   RELATIVE TO INDEX                                   ANNUAL ADJUSTMENT RATE
   (IN BASIS POINTS)(1)                                (IN BASIS POINTS)(1)
   --------------------------------------------------------------------------
   +/- 100 to 400                                      +/- 4
   +/- 401 to 700                                      +/- 5
   +/- 701 and greater                                 +/- 6

   (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

   Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Science & Technology Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended July 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $7,571,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $311,000 and $22,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.04% and 0.02%, respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Wellington Management Company LLP (Wellington Management), under which Wellington Management directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

   The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.45% of the Fund's average net assets for the first $100 million in assets that Wellington Management manages, plus 0.35% of the Fund's average net assets for assets over $100 million that Wellington Management manages. For the year ended July 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management, of $3,481,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended July 31, 2016, the Fund Shares

================================================================================

38  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

   and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,270,000 and $177,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2016, the Fund reimbursed the Manager $26,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended July 31, 2016, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,435,000 and $192,000, respectively. Additionally, the Fund recorded a capital contribution and a receivable from SAS of $6,000 at July 31, 2016, for adjustments related to corrections to certain shareholder transactions.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
   (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $296,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

   receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2016, USAA and its affiliates owned 483,000 Adviser Shares, which represents 8.6% of the Adviser Shares outstanding and 1.0% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

40  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED JULY 31,
                                    ----------------------------------------------------------------------
                                        2016             2015           2014            2013          2012
                                    ----------------------------------------------------------------------
Net asset value at beginning
 of period                          $  23.07         $  20.96       $  17.78        $  14.24      $  13.26
                                    ----------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income (loss)           (.01)             .27           (.09)(b)         .03(a)       (.02)
 Net realized and unrealized gain        .37             4.35           4.86(b)         3.51          1.00
                                    ----------------------------------------------------------------------
Total from investment operations         .36             4.62           4.77(b)         3.54           .98
                                    ----------------------------------------------------------------------
Less distributions from:
 Net investment income                     -             (.31)          (.40)              -             -
 Realized capital gains                (1.40)           (2.20)         (1.19)              -             -
                                    ----------------------------------------------------------------------
Total distributions                    (1.40)           (2.51)         (1.59)              -             -
                                    ----------------------------------------------------------------------
Net asset value at end
 of period                          $  22.03         $  23.07       $  20.96        $  17.78      $  14.24
                                    ======================================================================
Total return (%)*                       1.74            23.45          27.94           24.86          7.39
Net assets at end
 of period (000)                    $901,629         $853,755       $589,615        $436,613      $354,495
Ratios to average net assets:**
 Expenses (%)(c)                        1.17             1.18           1.24            1.34          1.38
 Net investment income (loss) (%)       (.24)             .52           (.44)           (.08)         (.30)
Portfolio turnover (%)                    83               73             91              93            77

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $846,525,000.
(a) Reflected a net realized and unrealized gain per share, whereas the Statement of Operations reflected a net realized and unrealized loss for the period. The difference in realized and unrealized gains and losses was due to the timing of sales and repurchases of shares in relation to fluctuating market values for the portfolio.
(b) Calculated using average shares.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED JULY 31,
                                    ----------------------------------------------------------------------
                                        2016             2015            2014           2013          2012
                                    ----------------------------------------------------------------------
Net asset value at beginning
 of period                          $  22.77         $  20.78        $  17.64         $14.16        $13.22
                                    ----------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income (loss)           (.07)             .13(b)         (.12)(b)        .00(a)       (.05)
 Net realized and unrealized gain        .37             4.39(b)         4.82(b)        3.48           .99
                                    ----------------------------------------------------------------------
Total from investment operations         .30             4.52(b)         4.70(b)        3.48           .94
                                    ----------------------------------------------------------------------
Less distributions from:
 Net investment income                     -             (.33)           (.37)             -             -
 Realized capital gains                (1.40)           (2.20)          (1.19)             -             -
                                    ----------------------------------------------------------------------
Total distributions                    (1.40)           (2.53)          (1.56)             -             -
                                    ----------------------------------------------------------------------
Net asset value at end
 of period                          $  21.67         $  22.77        $  20.78         $17.64        $14.16
                                    ======================================================================
Total return (%)*                       1.48            23.18           27.73          24.58          7.11
Net assets at end
 of period (000)                    $122,430         $122,019        $17,901          $8,815        $6,940
Ratios to average net assets:**
 Expenses (%)(c)                        1.42             1.42           1.41(d)         1.56          1.63
 Expenses, excluding
  reimbursements (%)(c)                 1.42             1.42           1.41            1.56          1.63
 Net investment income (loss) (%)       (.50)             .59           (.61)           (.30)         (.55)
Portfolio turnover (%)                    83               73             91              93            77

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $118,225,000.
(a) Represents less than $0.01 per share.
(b) Calculated using average shares.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.65% of the Adviser Shares' average net assets.

================================================================================

42  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2016, through July 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                           BEGINNING                ENDING              DURING PERIOD*
                                         ACCOUNT VALUE           ACCOUNT VALUE         FEBRUARY 1, 2016 -
                                        FEBRUARY 1, 2016         JULY 31, 2016           JULY 31, 2016
                                        -----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00               $1,118.30                  $6.16

Hypothetical
 (5% return before expenses)                1,000.00                1,019.05                   5.87

ADVISER SHARES
Actual                                      1,000.00                1,117.00                   7.47

Hypothetical
 (5% return before expenses)                1,000.00                1,017.80                   7.12

*Expenses are equal to the Fund's annualized expense ratio of 1.17% for Fund
 Shares and 1.42% for Adviser Shares, which are net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 11.83% for Fund Shares and 11.70% for Adviser Shares for the six-month period of February 1, 2016, through July 31, 2016.

================================================================================

44  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

================================================================================

46  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio was below the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services provided by the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 10% of its performance universe for the one- and three-year periods ended December 31, 2015, was in the top 5% of its performance universe for five-year period ended December 31, 2015, and was in the top 25% of its performance universe for the ten-year period ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's

================================================================================

48  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also noted that the Manager also pays the subadvisory fee out of the management fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the

================================================================================

50  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2015, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance and the explanations of management regarding the factors that contributed to the performance of the Fund. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

52  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

54  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

58  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby serves as the Funds' anti-money laundering compliance officer.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

60  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   31712-0916                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                           [GRAPHIC OF USAA CAPITAL GROWTH FUND]

 ==============================================================

       ANNUAL REPORT
       USAA CAPITAL GROWTH FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JULY 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"... PLAN FOR A STRONGER FUTURE BY STAYING
FOCUSED ON THEIR LONG-TERM OBJECTIVES, USING        [PHOTO OF BROOKS ENGLEHARDT]
AN INVESTMENT PLAN THAT IS BASED ON THEIR
PERSONAL TIME HORIZON AND RISK TOLERANCE."

--------------------------------------------------------------------------------

SEPTEMBER 2016

Investors may be feeling a bit of whiplash as they look back over the reporting period ended July 31, 2016. Stocks and corporate bonds took a dive during the first half of the reporting period and then moved up sharply in the second half. Essentially, it was a tale of two markets.

In the first half of the reporting period, stocks and corporate bonds retreated on concerns about the global economy with worries about China's growth, a major catalyst. A key issue was the price of oil, which typically is a barometer of global economic growth expectations. Oil prices remained low amid persistent oversupply and weaker-than-expected demand. In mid-February 2016, stocks and corporate bonds reversed direction as investors appeared to overcome most of their previous fears about China and the broader global economy. The markets generally continued to advance during the second half of the reporting period as global central banks maintained lower-for-longer monetary policies and, in some cases, increased their ongoing stimulative measures. Although oil prices remained volatile, the prices of many other commodities rose. For the reporting period as a whole, U.S. stocks and corporate bonds posted modest gains while global stocks generally declined.

In the U.S. Treasury market, it was a slightly different story. During the first four months of the reporting period, longer-term yields edged up as positive economic trends and a pickup in inflation suggested that the Federal Reserve (the Fed) might raise short-term interest rates. As yields rose, prices--which move in the opposite direction--fell. In December 2015, the Fed ended its near-zero interest-rate policy, raising the federal funds target rate by 0.25%--the first increase in nearly a decade. At the same time, Fed policymakers signaled that four interest rate increases may be on tap for 2016. The Fed has more influence over short-term interest rates than it has over longer-term interest rates. So despite the Fed's forecast, longer-term yields plunged in early 2016 as an increase in market volatility drove a safe-haven flight into U.S. Treasuries. Longer-term yields fell further in late March
2016 after the Fed lowered its previous forecast to two interest rate increases in 2016. In June 2016,

================================================================================

================================================================================

a weak U.S. jobs report and market volatility unleashed by the "Brexit" referendum (the United Kingdom's vote to leave the European Union) sent yields lower still. By the end of the reporting period, though some Fed policymakers noted that one interest rate increase was still possible, the markets were anticipating that no interest rate increases would occur in 2016. As a result of the sharp drop in yields, longer-term U.S. Treasuries were among the strongest-performing assets of the reporting period.

At USAA Investments, we have been saying for some time that Fed policymakers are likely to take a "lower-for-longer" approach to interest rate increases in order to avoid negatively affecting a U.S. economy that has struggled to build strong growth momentum. This view is supported, we believe, by the weak 1.2% gross domestic product growth recorded in the second quarter of 2016. Clearly, the United States economy has yet to achieve "escape velocity," which is the ability to grow at a sufficiently fast rate to return to a normal rate of economic growth. We believe growth of the U.S. economy will continue to be low and slow throughout 2016 as it did in 2015.

Looking ahead, we expect market volatility to continue. In this environment, it is difficult to find investments that provide adequate compensation for the risks assumed. But it is important to remember that market conditions are always in fluctuation and time horizon matters. We believe that it is important for investors to plan for a stronger future by staying focused on their long-term objectives, using an investment plan that is based on their personal time horizon and risk tolerance. An investment plan can also keep investors from making hasty portfolio decisions based on market turmoil, and give them flexibility to take advantage of attractive opportunities when they arise. If you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please give one of our financial advisors a call. They will help you tailor your investment allocations to your long-term goals, time horizon, and tolerance for risk.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                             11

    Report of Independent Registered
      Public Accounting Firm                                                  12

    Portfolio of Investments                                                  13

    Notes to Portfolio of Investments                                         22

    Financial Statements                                                      23

    Notes to Financial Statements                                             26

EXPENSE EXAMPLE                                                               42

ADVISORY AGREEMENT(S)                                                         44

TRUSTEES' AND OFFICERS' INFORMATION                                           52

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

209363-0916

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CAPITAL GROWTH FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in equity securities that are believed to be the most attractive in the global marketplace. The Fund may invest up to 100% of its assets in foreign securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

    [PHOTO OF JOSEPH S. GIROUX]                 [PHOTO OF STEPHEN A. LANZENDORF]
    JOSEPH S. GIROUX                            STEPHEN A. LANZENDORF, CFA
    QS Investors, LLC*                          QS Investors, LLC

--------------------------------------------------------------------------------

o PLEASE CHARACTERIZE THE PERFORMANCE OF GLOBAL STOCKS DURING THE REPORTING PERIOD.

    At the beginning of the reporting period ended July 31, 2016, equities sold off in reaction to several events, including China's depreciation of its currency and continued downward pressure on commodity prices. On December 16, 2015, the Federal Reserve (the Fed) raised short-term interest rates as widely expected. The markets began 2016 in "risk off " mode due to fears of economic slowdown in the United States and China, falling commodity prices and uncertainty over the pace of interest rate increases by the Fed. In mid-February of 2016, the market made a reversal and rallied into the first quarter of 2016. After a mixed start to the second quarter of 2016, volatility returned to global developed markets in late June of 2016 after investors were surprised by the United Kingdom's vote to exit the European Union. In addition to the United Kingdom, whose economy had begun to slow even before the vote, some of the weaker European markets were hard hit by market volatility. Currencies also swung over the last trading week of the second quarter 2016; the U.S. dollar rose while the British pound declined.

    *Effective April 1, 2016, QS Batterymarch Financial Management, Inc. is merged with QS Investors, LLC, and the surviving company will be known as QS Investors, LLC.

================================================================================

2  | USAA CAPITAL GROWTH FUND

================================================================================

o HOW DID THE USAA CAPITAL GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2016, the Fund Shares had a total return of -0.76%. This compares to returns of -0.46% for the MSCI World Index (the Index) and -1.73% for the Lipper Global Funds Index. The Institutional Shares commenced operation on August 7, 2015, and from that time through July 31, 2016, had a total return of -0.99%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. QS Investors, LLC is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD.

    During the reporting period ended July 31, 2016, stock selection detracted modestly from the Fund's relative performance, despite strong results within continental Europe, led by selection in the health care and energy sectors. Stock selection detracted from relative return in the United Kingdom, especially within consumer discretionary and health care sectors. Stock selection contributed modestly in Japan, notably within the telecommunications sector, but then detracted modestly in developed Asia, and Australia, New Zealand and Canada. Regional and sector allocation added to returns. An underweight position in continental Europe was an especially strong contributor. Within the region, an underweight position in banks and a lack of holdings in telecommunications stocks were the primary drivers of performance.

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Allocations within other regions had mixed effects, and resulted in only a modest impact on the Fund's performance overall.

    At the individual security level, the strongest contributor to performance was an overweight position in NVIDIA Corp., a U.S. company that designs graphics processing units for the gaming market. Tyson Foods, Inc. "A" continued to be a major contributer to performance based on a reasonable valuation and attractive growth prospects. An overweight position in United Therapeutics Corp. represented the primary performance detractor at the individual security level. An overweight position in Macy's Inc. also detracted from performance.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging-market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

4  | USAA CAPITAL GROWTH FUND

================================================================================

INVESTMENT OVERVIEW

USAA CAPITAL GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USCGX)

--------------------------------------------------------------------------------
                                              7/31/16              7/31/15
--------------------------------------------------------------------------------
Net Assets                                 $721.4 Million       $760.8 Million
Net Asset Value Per Share                      $9.97                $10.16

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                       10 YEARS
    -0.76%                           9.02%                         4.74%

--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 7/31/15*
--------------------------------------------------------------------------------
                                     1.23%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                          USAA CAPITAL                     LIPPER
                            MSCI WORLD                     GROWTH FUND                  GLOBAL FUNDS
                              INDEX                          SHARES                         INDEX
 7/31/2006                  $10,000.00                     $10,000.00                    $10,000.00
 8/31/2006                   10,259.57                      10,280.00                     10,262.81
 9/30/2006                   10,381.90                      10,315.00                     10,403.34
10/31/2006                   10,762.95                      10,724.00                     10,736.08
11/30/2006                   11,026.51                      11,086.00                     11,043.09
12/31/2006                   11,250.69                      11,413.00                     11,284.14
 1/31/2007                   11,383.51                      11,586.00                     11,458.12
 2/28/2007                   11,324.27                      11,519.00                     11,342.58
 3/31/2007                   11,531.57                      11,839.00                     11,570.80
 4/30/2007                   12,040.13                      12,211.00                     12,013.27
 5/31/2007                   12,377.49                      12,690.00                     12,384.29
 6/30/2007                   12,282.02                      12,584.00                     12,366.27
 7/31/2007                   12,010.02                      12,424.00                     12,116.10
 8/31/2007                   12,000.91                      12,397.00                     12,095.71
 9/30/2007                   12,571.61                      13,275.00                     12,588.87
10/31/2007                   12,957.20                      13,900.00                     13,017.94
11/30/2007                   12,427.57                      13,036.00                     12,445.01
12/31/2007                   12,267.24                      12,865.00                     12,330.80
 1/31/2008                   11,329.78                      11,775.00                     11,461.17
 2/29/2008                   11,264.21                      11,789.00                     11,358.89
 3/31/2008                   11,156.24                      11,560.00                     11,287.90
 4/30/2008                   11,742.59                      12,191.00                     11,782.08
 5/31/2008                   11,921.64                      12,535.00                     11,944.99
 6/30/2008                   10,970.81                      11,689.00                     10,957.16
 7/31/2008                   10,702.74                      11,330.00                     10,701.74
 8/31/2008                   10,552.40                      10,886.00                     10,584.08
 9/30/2008                    9,297.32                       9,638.00                      9,465.09
10/31/2008                    7,534.54                       7,745.00                      7,764.33
11/30/2008                    7,046.84                       7,114.00                      7,243.91
12/31/2008                    7,272.93                       7,271.00                      7,549.50
 1/31/2009                    6,635.78                       6,657.00                      6,984.06
 2/28/2009                    5,956.54                       6,028.00                      6,389.20
 3/31/2009                    6,405.72                       6,408.00                      6,813.22
 4/30/2009                    7,124.31                       6,847.00                      7,455.38
 5/31/2009                    7,769.82                       7,388.00                      8,128.89
 6/30/2009                    7,734.76                       7,330.00                      8,112.83
 7/31/2009                    8,389.87                       8,003.00                      8,790.27
 8/31/2009                    8,736.00                       8,237.00                      9,139.71
 9/30/2009                    9,084.20                       8,558.00                      9,473.36
10/31/2009                    8,922.58                       8,383.00                      9,278.35
11/30/2009                    9,287.18                       8,749.00                      9,639.36
12/31/2009                    9,453.95                       8,955.00                      9,894.54
 1/31/2010                    9,063.21                       8,526.00                      9,519.02
 2/28/2010                    9,190.97                       8,674.00                      9,651.67
 3/31/2010                    9,760.17                       9,325.00                     10,215.23
 4/30/2010                    9,761.54                       9,251.00                     10,254.68
 5/31/2010                    8,826.50                       8,363.00                      9,304.01
 6/30/2010                    8,523.88                       8,022.00                      9,025.93
 7/31/2010                    9,214.93                       8,733.00                      9,740.83
 8/31/2010                    8,870.89                       8,363.00                      9,367.24
 9/30/2010                    9,698.07                       9,206.00                     10,284.97
10/31/2010                   10,059.57                       9,636.00                     10,696.59
11/30/2010                    9,842.39                       9,428.00                     10,480.59
12/31/2010                   10,566.05                      10,041.00                     11,219.31
 1/31/2011                   10,804.76                      10,175.00                     11,378.28
 2/28/2011                   11,183.06                      10,489.00                     11,742.49
 3/31/2011                   11,072.78                      10,504.00                     11,766.29
 4/30/2011                   11,543.18                      10,907.00                     12,206.71
 5/31/2011                   11,303.71                      10,653.00                     11,943.88
 6/30/2011                   11,124.89                      10,519.00                     11,716.94
 7/31/2011                   10,923.17                      10,325.00                     11,452.07
 8/31/2011                   10,153.55                       9,428.00                     10,531.69
 9/30/2011                    9,276.59                       8,502.00                      9,450.02
10/31/2011                   10,236.13                       9,413.00                     10,434.51
11/30/2011                    9,986.20                       9,338.00                     10,247.71
12/31/2011                    9,980.66                       9,247.00                     10,102.01
 1/31/2012                   10,481.52                       9,792.00                     10,746.55
 2/29/2012                   10,993.53                      10,186.00                     11,279.81
 3/31/2012                   11,134.86                      10,247.00                     11,353.29
 4/30/2012                   11,008.42                      10,141.00                     11,153.35
 5/31/2012                   10,058.13                       9,201.00                     10,157.12
 6/30/2012                   10,570.64                       9,656.00                     10,609.26
 7/31/2012                   10,706.53                       9,762.00                     10,757.06
 8/31/2012                   10,977.96                      10,004.00                     10,945.43
 9/30/2012                   11,279.56                      10,262.00                     11,226.02
10/31/2012                   11,203.34                      10,156.00                     11,216.83
11/30/2012                   11,346.80                      10,323.00                     11,343.41
12/31/2012                   11,560.19                      10,562.00                     11,709.24
 1/31/2013                   12,149.06                      11,116.00                     12,290.04
 2/28/2013                   12,169.12                      11,208.00                     12,264.35
 3/31/2013                   12,454.16                      11,454.00                     12,543.56
 4/30/2013                   12,846.35                      11,869.00                     12,900.54
 5/31/2013                   12,851.21                      11,869.00                     12,983.79
 6/30/2013                   12,534.55                      11,623.00                     12,697.79
 7/31/2013                   13,194.44                      12,300.00                     13,339.54
 8/31/2013                   12,913.60                      11,885.00                     13,060.29
 9/30/2013                   13,559.44                      12,561.00                     13,715.38
10/31/2013                   14,090.20                      13,192.00                     14,194.57
11/30/2013                   14,340.61                      13,499.00                     14,459.53
12/31/2013                   14,644.05                      13,635.00                     14,721.10
 1/31/2014                   14,101.66                      13,294.00                     14,223.27
 2/28/2014                   14,807.60                      13,915.00                     14,918.12
 3/31/2014                   14,829.03                      13,915.00                     14,978.02
 4/30/2014                   14,980.98                      13,915.00                     15,050.34
 5/31/2014                   15,275.73                      14,195.00                     15,354.19
 6/30/2014                   15,549.00                      14,505.00                     15,620.61
 7/31/2014                   15,300.85                      14,459.00                     15,286.84
 8/31/2014                   15,638.01                      14,847.00                     15,636.51
 9/30/2014                   15,213.58                      14,552.00                     15,159.10
10/31/2014                   15,311.99                      14,707.00                     15,260.67
11/30/2014                   15,618.86                      15,157.00                     15,557.66
12/31/2014                   15,367.00                      15,056.00                     15,289.37
 1/31/2015                   15,088.56                      14,962.00                     15,096.16
 2/28/2015                   15,972.58                      15,813.00                     15,929.34
 3/31/2015                   15,722.55                      15,655.00                     15,756.82
 4/30/2015                   16,091.28                      15,955.00                     16,080.12
 5/31/2015                   16,146.71                      16,144.00                     16,171.08
 6/30/2015                   15,771.27                      15,797.00                     15,837.40
 7/31/2015                   16,054.36                      16,018.00                     16,002.97
 8/31/2015                   14,991.97                      15,009.00                     14,963.75
 9/30/2015                   14,439.00                      14,583.00                     14,409.69
10/31/2015                   15,583.21                      15,703.00                     15,440.27
11/30/2015                   15,505.67                      15,734.00                     15,439.57
12/31/2015                   15,233.12                      15,514.00                     15,112.76
 1/31/2016                   14,321.81                      14,526.00                     14,155.47
 2/29/2016                   14,215.22                      14,350.00                     13,955.69
 3/31/2016                   15,179.85                      15,275.00                     14,960.44
 4/30/2016                   15,420.05                      15,291.00                     15,197.56
 5/31/2016                   15,506.66                      15,450.00                     15,299.03
 6/30/2016                   15,332.90                      15,148.00                     15,063.45
 7/31/2016                   15,980.69                      15,897.00                     15,725.73

                                   [END CHART]

                       Data from 7/31/06 through 7/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Capital Growth Fund Shares to the following benchmarks:

o The unmanaged MSCI World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

o The unmanaged Lipper Global Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA CAPITAL GROWTH FUND

================================================================================

USAA CAPITAL GROWTH FUND INSTITUTIONAL SHARES*
(INSTITUTIONAL SHARES) (Ticker Symbol: UICGX)

--------------------------------------------------------------------------------
                                                                  7/31/16
--------------------------------------------------------------------------------
Net Assets                                                      $4.9 Million
Net Asset Value Per Share                                          $9.98

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURN AS OF 7/31/16
--------------------------------------------------------------------------------
                          SINCE INCEPTION 8/7/15**
                                   -0.99%

--------------------------------------------------------------------------------
                              EXPENSE RATIOS***
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.31%      AFTER REIMBURSEMENT      1.10%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The Institutional Shares commenced operations on August 7, 2015.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***The expense ratios are reported in the Fund's prospectus dated December 1, 2015, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through December 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Institutional Shares' average net assets. If the total annual operating expense ratio of the Institutional Shares is lower than the 1.10%, the Institutional Shares will operate at the lower expense ratio. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after December 1, 2016. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                     USAA CAPITAL
                                                      GROWTH FUND
                            MSCI WORLD               INSTITUTIONAL               LIPPER GLOBAL
                              INDEX                     SHARES                    FUNDS INDEX
 7/31/2015                 $10,000.00                 $10,000.00                 $10,000.00
 8/31/2015                   9,338.25                   9,324.00                   9,350.60
 9/30/2015                   8,993.82                   9,069.00                   9,004.38
10/31/2015                   9,706.53                   9,765.00                   9,648.38
11/30/2015                   9,658.23                   9,784.00                   9,647.94
12/31/2015                   9,488.46                   9,643.00                   9,443.72
 1/31/2016                   8,920.82                   9,028.00                   8,845.52
 2/29/2016                   8,854.43                   8,919.00                   8,720.68
 3/31/2016                   9,455.28                   9,505.00                   9,348.54
 4/30/2016                   9,604.90                   9,514.00                   9,496.71
 5/31/2016                   9,658.84                   9,614.00                   9,560.11
 6/30/2016                   9,550.61                   9,425.00                   9,412.91
 7/31/2016                   9,954.11                   9,901.00                   9,826.76

                                   [END CHART]

                       Data from 7/31/15 through 7/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Capital Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the MSCI World Index and the Lipper Global Funds Index is calculated from the end of the month, July 31, 2015, while the Institutional Shares' inception date is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

================================================================================

8  | USAA CAPITAL GROWTH FUND

================================================================================

                      o TOP 10 HOLDINGS* - 7/31/16 o
                            (% of Net Assets)

Apple, Inc. ............................................................... 2.6%
Altria Group, Inc. ........................................................ 1.6%
JPMorgan Chase & Co. ...................................................... 1.5%
Tyson Foods, Inc. "A" ..................................................... 1.5%
Fuji Heavy Industries Ltd. ................................................ 1.4%
Lowe's Companies, Inc. .................................................... 1.3%
Facebook, Inc. "A" ........................................................ 1.3%
NVIDIA Corp. .............................................................. 1.2%
Northrop Grumman Corp. .................................................... 1.2%
CVS Health Corp. .......................................................... 1.2%

                       o SECTOR ALLOCATION - 7/31/16 o

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIALS                                                                 18.7%
INFORMATION TECHNOLOGY                                                     14.6%
HEALTH CARE                                                                14.3%
CONSUMER DISCRETIONARY                                                     12.7%
CONSUMER STAPLES                                                           11.6%
INDUSTRIALS                                                                11.1%
ENERGY                                                                      5.3%
MATERIALS                                                                   4.9%
TELECOMMUNICATION SERVICES                                                  3.0%
UTILITIES                                                                   2.6%

                                   [END CHART]

*Excludes money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 13-21.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                       o COUNTRY ALLOCATION* - 7/31/16 o

                       [PIE CHART OF COUNTRY ALLOCATION*]

UNITED STATES                                                              61.9%
JAPAN                                                                       9.7%
CANADA                                                                      4.2%
UNITED KINGDOM                                                              3.4%
OTHER**                                                                    19.6%

                                   [END CHART]

 * Excludes money market instruments.

** Includes countries with less than 3% of the portfolio.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA CAPITAL GROWTH FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2016, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2017.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2016:

      DIVIDEND RECEIVED                                       QUALIFIED
     DEDUCTION (CORPORATE                                      INTEREST
       SHAREHOLDERS)(1)                                         INCOME
     ------------------------------------------------------------------
           98.16%                                              $6,000
     ------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended July 31, 2016, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CAPITAL GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Capital Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Capital Growth Fund at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas

September 21, 2016

================================================================================

12  | USAA CAPITAL GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2016

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.8%)

              COMMON STOCKS (98.8%)

              CONSUMER DISCRETIONARY (12.7%)
              ------------------------------
              APPAREL RETAIL (1.2%)
     48,600   Foot Locker, Inc.                                                                         $    2,898
     73,500   TJX Companies, Inc.                                                                            6,006
                                                                                                        ----------
                                                                                                             8,904
                                                                                                        ----------
              AUTOMOBILE MANUFACTURERS (2.8%)
    252,000   Fuji Heavy Industries Ltd.                                                                     9,916
    146,600   Mazda Motor Corp.                                                                              2,223
    255,000   Peugeot S.A.*                                                                                  3,852
    130,000   Suzuki Motor Corp.                                                                             4,062
                                                                                                        ----------
                                                                                                            20,053
                                                                                                        ----------
              AUTOMOTIVE RETAIL (0.9%)
     23,800   O'Reilly Automotive, Inc.*                                                                     6,917
                                                                                                        ----------
              CABLE & SATELLITE (1.8%)
     85,600   Comcast Corp. "A"                                                                              5,756
    920,000   Sirius XM Holdings, Inc.*                                                                      4,039
    100,000   Starz "A"*                                                                                     3,023
                                                                                                        ----------
                                                                                                            12,818
                                                                                                        ----------
              DEPARTMENT STORES (0.7%)
     41,500   Kohl's Corp.                                                                                   1,726
    100,200   Macy's, Inc.                                                                                   3,590
                                                                                                        ----------
                                                                                                             5,316
                                                                                                        ----------
              GENERAL MERCHANDISE STORES (0.7%)
     63,000   Target Corp.                                                                                   4,746
                                                                                                        ----------
              HOME IMPROVEMENT RETAIL (2.4%)
     57,900   Home Depot, Inc.                                                                               8,004
    116,900   Lowe's Companies, Inc.                                                                         9,618
                                                                                                        ----------
                                                                                                            17,622
                                                                                                        ----------
              HOMEBUILDING (0.9%)
    110,200   Bellway plc                                                                                    3,057
    171,000   Persimmon plc                                                                                  3,818
                                                                                                        ----------
                                                                                                             6,875
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              MOVIES & ENTERTAINMENT (0.8%)
     47,000   Time Warner, Inc.                                                                         $    3,603
     47,000   Viacom, Inc. "B"                                                                               2,137
                                                                                                        ----------
                                                                                                             5,740
                                                                                                        ----------
              RESTAURANTS (0.5%)
     74,100   Brinker International, Inc.                                                                    3,493
                                                                                                        ----------
              Total Consumer Discretionary                                                                  92,484
                                                                                                        ----------
              CONSUMER STAPLES (11.6%)
              ------------------------
              BREWERS (0.6%)
    260,000   Kirin Holdings Co. Ltd.                                                                        4,503
                                                                                                        ----------
              DRUG RETAIL (1.2%)
     90,400   CVS Health Corp.                                                                               8,382
                                                                                                        ----------
              FOOD RETAIL (1.7%)
    268,396   Koninklijke Ahold Delhaize N.V.                                                                6,409
    174,370   Kroger Co.                                                                                     5,962
                                                                                                        ----------
                                                                                                            12,371
                                                                                                        ----------
              HOUSEHOLD PRODUCTS (1.9%)
     33,000   Clorox Co.                                                                                     4,325
     35,900   Kimberly-Clark Corp.                                                                           4,651
     49,946   Reckitt Benckiser Group plc                                                                    4,840
                                                                                                        ----------
                                                                                                            13,816
                                                                                                        ----------
              HYPERMARKETS & SUPER CENTERS (0.4%)
     42,000   Wal-Mart Stores, Inc.                                                                          3,065
                                                                                                        ----------
              PACKAGED FOODS & MEAT (2.0%)
    142,000   Ajinomoto Co. Inc.                                                                             3,672
    147,100   Tyson Foods, Inc. "A"                                                                         10,827
                                                                                                        ----------
                                                                                                            14,499
                                                                                                        ----------
              SOFT DRINKS (1.7%)
     63,000   Dr. Pepper Snapple Group, Inc.                                                                 6,206
     58,100   PepsiCo, Inc.                                                                                  6,328
                                                                                                        ----------
                                                                                                            12,534
                                                                                                        ----------
              TOBACCO (2.1%)
    174,500   Altria Group, Inc.                                                                            11,814
     88,000   Swedish Match AB                                                                               3,209
                                                                                                        ----------
                                                                                                            15,023
                                                                                                        ----------
              Total Consumer Staples                                                                        84,193
                                                                                                        ----------

================================================================================

14  | USAA CAPITAL GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              ENERGY (5.3%)
              -------------
              INTEGRATED OIL & GAS (1.8%)
    251,000   Cenovus Energy, Inc.                                                                      $    3,593
     74,636   Exxon Mobil Corp.                                                                              6,639
    613,881   Gazprom PAO ADR                                                                                2,498
                                                                                                        ----------
                                                                                                            12,730
                                                                                                        ----------
              OIL & GAS DRILLING (0.3%)
    200,000   Transocean Ltd.                                                                                2,198
                                                                                                        ----------
              OIL & GAS EQUIPMENT & SERVICES (0.5%)
    343,000   Subsea 7 S.A.*                                                                                 3,669
                                                                                                        ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.8%)
    105,200   Apache Corp.                                                                                   5,523
                                                                                                        ----------
              OIL & GAS REFINING & MARKETING (1.9%)
    215,883   Neste Oyj                                                                                      8,175
    113,900   Valero Energy Corp.                                                                            5,955
                                                                                                        ----------
                                                                                                            14,130
                                                                                                        ----------
              Total Energy                                                                                  38,250
                                                                                                        ----------
              FINANCIALS (18.7%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.1%)
    144,000   Bank of New York Mellon Corp.                                                                  5,673
  1,623,000   Man Group plc                                                                                  2,492
                                                                                                        ----------
                                                                                                             8,165
                                                                                                        ----------
              DIVERSIFIED BANKS (8.4%)
  6,260,000   Agricultural Bank of China Ltd. "H"                                                            2,300
    314,900   Bank of America Corp.                                                                          4,563
     80,000   BNP Paribas S.A.                                                                               3,967
  1,627,000   BOC Hong Kong Holdings Ltd.                                                                    5,337
     75,500   Canadian Imperial Bank of Commerce                                                             5,736
  5,021,000   China Construction Bank Corp. "H"                                                              3,365
  1,799,400   China Merchants Bank Co. Ltd. "H"                                                              3,850
  6,758,000   Industrial & Commercial Bank of China Ltd. "H"                                                 3,824
    170,400   JPMorgan Chase & Co.                                                                          10,901
    134,200   National Bank of Canada                                                                        4,595
    422,000   Oversea-Chinese Banking Corp. Ltd.                                                             2,707
     92,000   Royal Bank of Canada                                                                           5,608
    120,000   Societe Generale S.A.                                                                          4,099
                                                                                                        ----------
                                                                                                            60,852
                                                                                                        ----------
              LIFE & HEALTH INSURANCE (2.9%)
    357,600   Dai-Ichi Life Insurance Co., Ltd.                                                              4,752
     79,000   Lincoln National Corp.                                                                         3,450

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    135,000   NN Group N.V.                                                                             $    3,641
     45,000   Prudential Financial, Inc.                                                                     3,388
    187,000   Sun Life Financial, Inc.                                                                       6,162
                                                                                                        ----------
                                                                                                            21,393
                                                                                                        ----------
              MULTI-LINE INSURANCE (1.4%)
     36,300   Allianz SE                                                                                     5,207
    230,000   AXA S.A.                                                                                       4,688
                                                                                                        ----------
                                                                                                             9,895
                                                                                                        ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (1.0%)
    325,700   ORIX Corp.                                                                                     4,673
     87,200   Voya Financial, Inc.                                                                           2,235
                                                                                                        ----------
                                                                                                             6,908
                                                                                                        ----------
              PROPERTY & CASUALTY INSURANCE (1.4%)
     78,000   Allstate Corp.                                                                                 5,330
    113,300   Tokio Marine Holdings, Inc.                                                                    4,486
                                                                                                        ----------
                                                                                                             9,816
                                                                                                        ----------
              REAL ESTATE DEVELOPMENT (0.3%)
  1,512,000   Shimao Property Holdings Ltd.                                                                  1,972
                                                                                                        ----------
              REGIONAL BANKS (0.4%)
     93,000   Popular, Inc.                                                                                  3,133
                                                                                                        ----------
              REINSURANCE (1.8%)
     50,705   Hannover Rueck SE                                                                              5,188
     21,724   Muenchener Rueckversicherungs-Gesellschaft AG                                                  3,624
     55,000   Swiss Re AG                                                                                    4,616
                                                                                                        ----------
                                                                                                            13,428
                                                                                                        ----------
              Total Financials                                                                             135,562
                                                                                                        ----------
              HEALTH CARE (14.3%)
              -------------------
              BIOTECHNOLOGY (5.8%)
     99,300   AbbVie, Inc.                                                                                   6,577
     40,635   Actelion Ltd.                                                                                  7,207
     35,500   Amgen, Inc.                                                                                    6,107
     12,800   Biogen, Inc.*                                                                                  3,711
     66,667   Gilead Sciences, Inc.                                                                          5,298
     87,701   Shire plc                                                                                      5,654
     60,800   United Therapeutics Corp.*                                                                     7,357
                                                                                                        ----------
                                                                                                            41,911
                                                                                                        ----------
              HEALTH CARE DISTRIBUTORS (2.5%)
     53,000   AmerisourceBergen Corp.                                                                        4,515
     82,450   Cardinal Health, Inc.                                                                          6,893

================================================================================

16  | USAA CAPITAL GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
     33,300   McKesson Corp.                                                                            $    6,479
                                                                                                        ----------
                                                                                                            17,887
                                                                                                        ----------
              HEALTH CARE EQUIPMENT (1.6%)
     56,218   Edwards Lifesciences Corp.*                                                                    6,438
     30,713   Teleflex, Inc.                                                                                 5,538
                                                                                                        ----------
                                                                                                            11,976
                                                                                                        ----------
              HEALTH CARE SERVICES (0.5%)
     53,000   Express Scripts Holding Co.*                                                                   4,032
                                                                                                        ----------
              HEALTH CARE SUPPLIES (0.5%)
    100,000   Hoya Corp.                                                                                     3,602
                                                                                                        ----------
              MANAGED HEALTH CARE (1.8%)
     54,100   Aetna, Inc.                                                                                    6,233
     47,000   UnitedHealth Group, Inc.                                                                       6,730
                                                                                                        ----------
                                                                                                            12,963
                                                                                                        ----------
              PHARMACEUTICALS (1.6%)
    134,756   Pfizer, Inc.                                                                                   4,971
    120,700   Teva Pharmaceutical Industries Ltd. ADR                                                        6,457
                                                                                                        ----------
                                                                                                            11,428
                                                                                                        ----------
              Total Health Care                                                                            103,799
                                                                                                        ----------
              INDUSTRIALS (11.1%)
              -------------------
              AEROSPACE & DEFENSE (5.1%)
     56,500   Boeing Co.                                                                                     7,552
     35,500   Huntington Ingalls Industries, Inc.                                                            6,127
     29,400   Lockheed Martin Corp.                                                                          7,430
     39,797   Northrop Grumman Corp.                                                                         8,621
     54,900   Raytheon Co.                                                                                   7,660
                                                                                                        ----------
                                                                                                            37,390
                                                                                                        ----------
              AIRLINES (1.6%)
    119,600   Alaska Air Group, Inc.                                                                         8,040
     99,000   Delta Air Lines, Inc.                                                                          3,836
                                                                                                        ----------
                                                                                                            11,876
                                                                                                        ----------
              HEAVY ELECTRICAL EQUIPMENT (0.8%)
     78,000   Vestas Wind Systems A/S                                                                        5,444
                                                                                                        ----------
              INDUSTRIAL MACHINERY (1.3%)
     48,800   Illinois Tool Works, Inc.                                                                      5,631
     56,600   Lincoln Electric Holdings, Inc.                                                                3,513
                                                                                                        ----------
                                                                                                             9,144
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              RAILROADS (2.3%)
     85,200   Canadian National Railway Co.                                                             $    5,401
     36,700   Central Japan Railway Co.                                                                      6,913
     74,300   West Japan Railway Co.                                                                         4,664
                                                                                                        ----------
                                                                                                            16,978
                                                                                                        ----------
              Total Industrials                                                                             80,832
                                                                                                        ----------
              INFORMATION TECHNOLOGY (14.6%)
              ------------------------------
              APPLICATION SOFTWARE (0.9%)
     44,500   Citrix Systems, Inc.*                                                                          3,966
    150,000   Nuance Communications, Inc.*                                                                   2,411
                                                                                                        ----------
                                                                                                             6,377
                                                                                                        ----------
              COMMUNICATIONS EQUIPMENT (3.0%)
    565,000   Brocade Communications Systems, Inc.                                                           5,255
    250,000   Cisco Systems, Inc.                                                                            7,632
    203,800   Juniper Networks, Inc.                                                                         4,624
     57,800   Motorola Solutions, Inc.                                                                       4,010
                                                                                                        ----------
                                                                                                            21,521
                                                                                                        ----------
              INTERNET SOFTWARE & SERVICES (3.0%)
      3,895   Alphabet, Inc. "A"*                                                                            3,082
    187,000   eBay, Inc.*                                                                                    5,827
     74,000   Facebook, Inc. "A"*                                                                            9,172
     47,100   VeriSign, Inc.*                                                                                4,079
                                                                                                        ----------
                                                                                                            22,160
                                                                                                        ----------
              IT CONSULTING & OTHER SERVICES (0.6%)
     85,400   Leidos Holdings, Inc.                                                                          4,271
                                                                                                        ----------
              SEMICONDUCTORS (3.1%)
    188,434   Intel Corp.                                                                                    6,569
    155,000   NVIDIA Corp.                                                                                   8,851
    106,800   Texas Instruments, Inc.                                                                        7,449
                                                                                                        ----------
                                                                                                            22,869
                                                                                                        ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (4.0%)
    179,757   Apple, Inc.                                                                                   18,732
     92,000   NetApp, Inc.                                                                                   2,424
      5,511   Samsung Electronics Co. Ltd.                                                                   7,572
                                                                                                        ----------
                                                                                                            28,728
                                                                                                        ----------
              Total Information Technology                                                                 105,926
                                                                                                        ----------

================================================================================

18  | USAA CAPITAL GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              MATERIALS (4.9%)
              ----------------
              COMMODITY CHEMICALS (0.3%)
     33,700   LyondellBasell Industries N.V. "A"                                                        $    2,536
                                                                                                        ----------
              DIVERSIFIED CHEMICALS (1.0%)
     80,700   Dow Chemical Co.                                                                               4,331
    700,000   Sumitomo Chemical Co. Ltd.                                                                     3,156
                                                                                                        ----------
                                                                                                             7,487
                                                                                                        ----------
              PAPER PACKAGING (2.5%)
     71,280   Avery Dennison Corp.                                                                           5,552
    118,400   International Paper Co.                                                                        5,424
     93,800   Packaging Corp. of America                                                                     7,006
                                                                                                        ----------
                                                                                                            17,982
                                                                                                        ----------
              PAPER PRODUCTS (0.5%)
    173,000   UPM-Kymmene Oyj                                                                                3,565
                                                                                                        ----------
              SPECIALTY CHEMICALS (0.6%)
     94,000   Johnson Matthey plc                                                                            4,075
                                                                                                        ----------
              Total Materials                                                                               35,645
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (3.0%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.9%)
    524,050   BT Group plc                                                                                   2,867
  7,000,000   China Telecom Corp. Ltd. "H"                                                                   3,446
    189,662   Hellenic Telecommunications Organization S.A.                                                  1,845
    117,600   Nippon Telegraph & Telephone Corp.                                                             5,625
                                                                                                        ----------
                                                                                                            13,783
                                                                                                        ----------
              WIRELESS TELECOMMUNICATION SERVICES (1.1%)
    284,000   NTT DOCOMO, Inc.                                                                               7,653
                                                                                                        ----------
              Total Telecommunication Services                                                              21,436
                                                                                                        ----------
              UTILITIES (2.6%)
              ----------------
              ELECTRIC UTILITIES (2.1%)
     59,600   Entergy Corp.                                                                                  4,851
    100,000   Korea Electric Power Corp.                                                                     5,472
  1,347,600   Tenaga Nasional Berhad                                                                         4,761
                                                                                                        ----------
                                                                                                            15,084
                                                                                                        ----------
              GAS UTILITIES (0.5%)
    135,310   Enagas S.A.                                                                                    4,126
                                                                                                        ----------
              Total Utilities                                                                               19,210
                                                                                                        ----------
              Total Common Stocks                                                                          717,337
                                                                                                        ----------
              Total Equity Securities (cost: $567,838)                                                     717,337
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (1.0%)

              MONEY MARKET FUNDS (1.0%)
  7,464,369   State Street Institutional Liquid Reserves Fund Premier Class, 0.46%(a)
              (cost: $7,464)                                                                            $    7,464
                                                                                                        ----------

              TOTAL INVESTMENTS (COST: $575,302)                                                        $  724,801
                                                                                                        ==========

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                                  LEVEL 1        LEVEL 2          LEVEL 3              TOTAL
------------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                        $717,337             $-               $-           $717,337

Money Market Instruments:
  Money Market Funds                                      7,464              -                -              7,464
------------------------------------------------------------------------------------------------------------------
Total                                                  $724,801             $-               $-           $724,801
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

------------------------------------------------------------------------------------------------------------------
                                        RECONCILIATION OF LEVEL 3 INVESTMENTS
------------------------------------------------------------------------------------------------------------------
                                                                                                            COMMON
                                                                                                            STOCKS
------------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2015                                                                                $ 1,665
Purchases                                                                                                        -
Sales                                                                                                            -
Transfers into Level 3                                                                                           -
Transfers out of Level 3                                                                                    (1,665)
Net realized gain (loss) on investments                                                                          -
Change in net unrealized appreciation/(depreciation) of investments                                              -
------------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                                                                                $     -
------------------------------------------------------------------------------------------------------------------

================================================================================

20  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------

For the period of August 1, 2015, through July 31, 2016, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                             TRANSFERS           TRANSFERS             TRANSFERS
                         INTO (OUT OF)       INTO (OUT OF)         INTO (OUT OF)
ASSETS ($ IN 000s)             LEVEL 1             LEVEL 2               LEVEL 3
--------------------------------------------------------------------------------
Common Stocks(I)                $1,665                   -              $(1,665)
--------------------------------------------------------------------------------

(I)Transferred from Level 3 to Level 1 as a result of the availability of quoted prices in an active market.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2016

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 36.8% of net assets at July 31, 2016.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at July 31, 2016.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

22  | USAA CAPITAL GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2016

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $575,302)                                          $724,801
   Cash denominated in foreign currencies (identified cost of $869)                                            873
   Receivables:
      Capital shares sold                                                                                      170
      USAA Asset Management Company (Note 6D)                                                                    3
      Dividends and interest                                                                                 1,316
                                                                                                          --------
         Total assets                                                                                      727,163
                                                                                                          --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                                                  317
   Unrealized depreciation on foreign currency contracts held, at value                                          4
   Accrued management fees                                                                                     475
   Accrued transfer agent's fees                                                                                25
   Other accrued expenses and payables                                                                          94
                                                                                                          --------
         Total liabilities                                                                                     915
                                                                                                          --------
            Net assets applicable to capital shares outstanding                                           $726,248
                                                                                                          ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                        $664,056
   Accumulated undistributed net investment income                                                           6,459
   Accumulated net realized loss on investments                                                            (93,753)
   Net unrealized appreciation of investments                                                              149,499
   Net unrealized depreciation of foreign currency translations                                                (13)
                                                                                                          --------
            Net assets applicable to capital shares outstanding                                           $726,248
                                                                                                          ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $721,357/72,323
         capital shares outstanding, no par value)                                                        $   9.97
                                                                                                          ========
      Institutional Shares (net assets of $4,891/490
         capital shares outstanding, no par value)                                                        $   9.98
                                                                                                          ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2016

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $985)                                                      $ 18,689
   Interest                                                                                                     11
                                                                                                          --------
      Total income                                                                                          18,700
                                                                                                          --------
EXPENSES
   Management fees                                                                                           5,646
   Administration and servicing fees:
      Fund Shares                                                                                            1,060
      Institutional Shares*                                                                                      4
   Transfer agent's fees:
      Fund Shares                                                                                            1,610
      Institutional Shares*                                                                                      4
   Custody and accounting fees:
      Fund Shares                                                                                              128
      Institutional Shares*                                                                                      1
   Postage:
      Fund Shares                                                                                               92
   Shareholder reporting fees:
      Fund Shares                                                                                               53
   Trustees' fees                                                                                               29
   Registration fees:
      Fund Shares                                                                                               36
      Institutional Shares*                                                                                     21
   Professional fees                                                                                           108
   Other                                                                                                        18
                                                                                                          --------
            Total expenses                                                                                   8,810
   Expenses reimbursed:
      Institutional Shares*                                                                                    (17)
                                                                                                          --------
            Net expenses                                                                                     8,793
                                                                                                          --------
NET INVESTMENT INCOME                                                                                        9,907
                                                                                                          --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments                                                                                            7,077
      Foreign currency transactions                                                                            (73)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                          (23,918)
      Foreign currency translations                                                                             39
                                                                                                          --------
            Net realized and unrealized loss                                                               (16,875)
                                                                                                          --------
   Decrease in net assets resulting from operations                                                       $ (6,968)
                                                                                                          ========

*Institutional Shares commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

24  | USAA CAPITAL GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

------------------------------------------------------------------------------------------------------------------
                                                                                          2016                2015
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                              $  9,907            $  7,013
   Net realized gain on investments                                                      7,077              59,348
   Net realized loss on foreign currency transactions                                      (73)               (168)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                      (23,918)              8,188
      Foreign currency translations                                                         39                 (46)
                                                                                      ----------------------------
      Increase (decrease) in net assets resulting from operations                       (6,968)             74,335
                                                                                      ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                       (8,090)            (10,941)
      Institutional Shares*                                                                (57)                  -
                                                                                      ----------------------------
            Distributions to shareholders                                               (8,147)            (10,941)
                                                                                      ----------------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                         (24,401)             (9,553)
   Institutional Shares*                                                                 5,000                   -
                                                                                      ----------------------------
      Total net decrease in net assets from capital
         share transactions                                                            (19,401)             (9,553)
                                                                                      ----------------------------
   Capital contribution from USAA Transfer Agency Company:
      Fund Shares                                                                            -                   5
                                                                                      ----------------------------
   Net increase (decrease) in net assets                                               (34,516)             53,846
NET ASSETS
   Beginning of year                                                                   760,764             706,918
                                                                                      ----------------------------
   End of year                                                                        $726,248            $760,764
                                                                                      ============================
Accumulated undistributed net investment income:
   End of year                                                                        $  6,459            $  4,857
                                                                                      ============================

*Institutional Shares commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Capital Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of two classes of shares: Capital Growth Fund Shares (Fund Shares) and effective August 7, 2015, a new share class designated Capital Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may

================================================================================

26  | USAA CAPITAL GROWTH FUND

================================================================================

approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

         convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of

================================================================================

28  | USAA CAPITAL GROWTH FUND

================================================================================

         each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.   Repurchase agreements are valued at cost.

    6. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-

================================================================================

30  | USAA CAPITAL GROWTH FUND

================================================================================

    term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    expenses. For the year ended July 31, 2016, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

================================================================================

32  | USAA CAPITAL GROWTH FUND

================================================================================

For the year ended July 31, 2016, the Fund paid CAPCO facility fees of $4,000, which represents 1.0% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2016.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency and partnership basis adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $158,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2016, and 2015, was as follows:

                                                  2016                2015
                                               ------------------------------
Ordinary income*                               $8,147,000         $10,941,000

As of July 31, 2016, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                   $  6,459,000
Accumulated capital and other losses                              (93,753,000)
Unrealized appreciation of investments                            149,486,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended July 31, 2016, the Fund utilized pre-enactment capital loss carryforwards of $7,763,000 to offset capital gains. At July 31, 2016, the Fund had pre-enactment capital loss carryforwards of $90,603,000 and no post-enactment capital loss carryforwards, for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire in 2018. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2016, the Fund deferred to August 1, 2016, post October capital losses of $3,150,000. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

For the year ended July 31, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2016, were $173,339,000 and $195,595,000, respectively.

As of July 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was $575,302,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2016, for federal income tax purposes, were $182,537,000 and $33,038,000, respectively, resulting in net unrealized appreciation of $149,499,000.

================================================================================

34  | USAA CAPITAL GROWTH FUND

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At July 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                          YEAR ENDED                    YEAR ENDED
                                         JULY 31, 2016                 JULY 31, 2015
--------------------------------------------------------------------------------------------
                                     SHARES          AMOUNT          SHARES           AMOUNT
                                    --------------------------------------------------------
  FUND SHARES:
  Shares sold                         7,164       $  68,136          84,759        $   8,624
  Shares issued from
   reinvested dividends                 832           8,028          10,856            1,122
  Shares redeemed                   (10,565)       (100,565)       (105,168)         (10,764)
                                    --------------------------------------------------------
  Net decrease from
    capital share transactions       (2,569)      $ (24,401)         (9,553)       $  (1,018)
                                    ========================================================
  INSTITUTIONAL SHARES
  (COMMENCED ON AUGUST 7, 2015):
  Shares sold                           490       $   5,000               -        $       -
  Shares issued from
    reinvested dividends                  -               -               -                -
  Shares redeemed                         -               -               -                -
                                    --------------------------------------------------------
  Net increase from
    capital share transactions          490       $   5,000               -        $       -
                                    ========================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Global Funds Index. The Lipper Global Funds Index tracks the total return performance of the 30 largest funds in the Lipper Global Funds category. For the Fund Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares commenced on August 7, 2015, and includes the performance of the Fund Shares for periods prior to August 7, 2015. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                     ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                  (IN BASIS POINTS)(1)
    ----------------------------------------------------------------------------
    +/- 100 to 400                                        +/- 4
    +/- 401 to 700                                        +/- 5
    +/- 701 and greater                                   +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share classes are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

================================================================================

36  | USAA CAPITAL GROWTH FUND

================================================================================

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2016 (and for the period from August 7, 2015, to July 31, 2016, for the Institutional Shares), the Fund incurred total management fees, paid or payable to the Manager, of $5,646,000, which included a performance adjustment for the Fund Shares and the Institutional Shares of $313,000, and less than $500, respectively. For the Fund Shares and the Institutional Shares, the performance adjustments were 0.04% and 0.01%, respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with QS Batterymarch Financial Management, Inc. (QS Batterymarch), under which QS Batterymarch directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). Effective April 1, 2016, QS Battermarch merged with QS Investors, LLC, and the surviving company is known as QS Investors, LLC (QS Investors).

    The Manager (not the Fund) pays QS Investors a subadvisory fee in the annual amount of 0.25% of the first $250 million of assets, 0.21% on assets over $250 million and up to $500 million, and 0.17% on assets over $500 million of the Fund's average net assets that QS Investors manages. For the year ended July 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to QS Investors, of $1,510,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the average net assets of the Fund Shares and 0.10% of the average net assets of the Institutional Shares. For the year ended July 31, 2016 (and for the period from August 7, 2015, to July 31, 2016, for the Institutional Shares), the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,060,000 and $4,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2016, the Fund reimbursed the Manager $19,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through December 1, 2016, to limit the total annual operating expenses of the Institutional Shares to 1.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2016, (and for the period from August 7, 2015, to July 31, 2016, for the Institutional Shares), the Fund incurred reimbursable expenses from the Manager for the Institutional Shares of $17,000, of which $3,000 was receivable from the Manager.

E.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2016 (and for the period from August 7, 2015, to July 31, 2016, for the Institutional Shares), the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,610,000 and $4,000, respectively.

================================================================================

38  | USAA CAPITAL GROWTH FUND

================================================================================

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association (USAA), a large, diversified financial services institution. At July 31, 2016, USAA and its affiliates owned 490,000 Institutional Shares, which represents 100.0% of the Institutional Shares outstanding and 0.7% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED JULY 31,
                                   -------------------------------------------------------------------------
                                           2016           2015           2014            2013           2012
                                   -------------------------------------------------------------------------
Net asset value at
  beginning of period              $      10.16    $      9.31    $      8.00     $      6.44    $      6.91
                                   -------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                     .13            .12            .12             .10            .10
  Net realized and
    unrealized gain (loss)                 (.21)           .88           1.28            1.56           (.48)
                                   -------------------------------------------------------------------------
Total from investment operations           (.08)          1.00           1.40            1.66           (.38)
                                   -------------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.11)          (.15)          (.09)           (.10)          (.09)
                                   -------------------------------------------------------------------------
Net asset value at end of period   $       9.97    $     10.16    $      9.31     $      8.00    $      6.44
                                   =========================================================================
Total return (%)*                          (.76)         10.79          17.55           26.00          (5.45)
Net assets at end of period (000)  $    721,357    $   760,764    $   706,918     $   642,927    $   568,904
Ratios to average net assets:**
  Expenses (%)(a)                          1.24           1.23(b)        1.28            1.30           1.30
  Expenses, excluding
    reimbursements (%)(a)                  1.24           1.23           1.28            1.34           1.38
  Net investment income (%)                1.39            .95           1.41            1.40           1.43
Portfolio turnover (%)                       24             38             36(c)           83            100

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2016, average net assets were $705,951,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                              -              -              -            (.00%)(+)      (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(b) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.30% of the Fund Shares' average net assets.
(c) Reflects overall decrease in purchases and sales of securities.

================================================================================

40  | USAA CAPITAL GROWTH FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                                PERIOD ENDED
                                                                                                  JULY 31,
                                                                                                   2016***
                                                                                                ------------
Net asset value at beginning of period                                                              $10.20
                                                                                                    ------
Income (loss) from investment operations:
  Net investment income                                                                                .14
  Net realized and unrealized loss                                                                    (.24)
                                                                                                    ------
Total from investment operations                                                                      (.10)
                                                                                                    ------
Less distributions from:
  Net investment income                                                                               (.12)
                                                                                                    ------
Net asset value at end of period                                                                    $ 9.98
                                                                                                    ======
Total return (%)*                                                                                     (.99)
Net assets at end of period (000)                                                                   $4,891
Ratios to average net assets:**
  Expenses (%)(a)                                                                                     1.10
  Expenses, excluding reimbursements (%)(a)                                                           1.48
  Net investment income (%)(a)                                                                        1.57
Portfolio turnover (%)                                                                                  24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended July 31, 2016, average net assets were $4,674,000.
*** Institutional Shares commenced operations on August 7, 2015.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

EXPENSE EXAMPLE

July 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2016, through July 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

42  | USAA CAPITAL GROWTH FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING              ENDING               DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE          FEBRUARY 1, 2016-
                                        FEBRUARY 1, 2016       JULY 31, 2016            JULY 31, 2016
                                        ----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00               $1,094.40                 $6.41

Hypothetical
 (5% return before expenses)                1,000.00                1,018.75                  6.17

INSTITUTIONAL SHARES
Actual                                      1,000.00                1,096.70                  5.68

Hypothetical
 (5% return before expenses)                1,000.00                1,019.44                  5.47

*Expenses are equal to the annualized expense ratio of 1.23% for Fund Shares and 1.09% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 9.44% for Fund Shares and 9.67% for Institutional Shares for the six-month period of February 1, 2016, through July 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

ADVISORY AGREEMENT(S)

July 31, 2016

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the

================================================================================

44  | USAA CAPITAL GROWTH FUND

================================================================================

Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data

================================================================================

46  | USAA CAPITAL GROWTH FUND

================================================================================

indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2015, and was above the average of its performance universe and lower than its Lipper index for the ten-year period ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 10% of its performance universe for the one -year period ended December 31, 2015, was in the top 5% of its performance universe for the three- and five-year periods ended December 31, 2015, and was in the top 30% of its performance universe for the ten-year period ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's

================================================================================

                                                    ADVISORY AGREEMENT(S) |  47

================================================================================

business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fact that the Manager pays the subadvisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level

================================================================================

48  | USAA CAPITAL GROWTH FUND

================================================================================

of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2015, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

================================================================================

50  | USAA CAPITAL GROWTH FUND

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on the Board's conclusions, it determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 54 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call
(800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

52  | USAA CAPITAL GROWTH FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President, AMCO (12/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as two years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over one year of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

54  | USAA CAPITAL GROWTH FUND

================================================================================

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
   (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

56  | USAA CAPITAL GROWTH FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

58  | USAA CAPITAL GROWTH FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby serves as the Funds' anti-money laundering compliance officer.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   36844-0916                                (C)2016, USAA. All rights reserved.

ITEM 2. CODE OF ETHICS.

On September 24, 2014, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.


No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.


On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board's audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit and Compliance Committee, Investments Committee, Product Management and Distribution Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 54 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2016, and 2015 were $468,310 and $447,510, respectively.


(b)        AUDIT RELATED FEES. All services are required to be pre-approved.
           The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2016, and 2015 were $70,020 and $67,300, respectively. All services were preapproved by the Audit Committee.


(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for assistance with PFIC Analyzer Service and tax consulting services for fiscal years ended July 31, 2016, and 2015 were $35,128 and $25,486, respectively.


(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2016, and 2015.


(e) (1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.


(2)        Not applicable.


(f)        Not applicable.


(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, the Registrant's investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO), and the Funds' transfer agent, SAS, for July 31, 2016, and 2015 were $178,148 and $351,796, respectively.


(h) Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2016 and 2015 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.


Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.


Filed as part of the report to shareholders.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


Not Applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


Not Applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


Not Applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.


ITEM 11. CONTROLS AND PROCEDURES


The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.


There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.


ITEM 12. EXHIBITS.


(a) (1).Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                CODE OF ETHICS
                        FOR PRINCIPAL EXECUTIVE OFFICER
                         AND SENIOR FINANCIAL OFFICERS


                            USAA MUTUAL FUNDS TRUST


I. PURPOSE OF THE CODE OF ETHICS


USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.


The purpose of the Code is to promote:


- honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;

- full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;


- compliance with applicable laws and governmental rules and regulations;


- prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and


- accountability for adherence to the Code.


Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.


II. CONFLICTS OF INTEREST


A. DEFINITION OF A CONFLICT OF INTEREST.


A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.


Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.


Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.


B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.


Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.


Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:


- use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;


- cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.


- accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.


- accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.

- EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).


Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:


- service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.


- the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.


- the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.


- any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.


- any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.


III. DISCLOSURE AND COMPLIANCE REQUIREMENTS


- Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.


- Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.


- Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.


- Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.


- A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.


- A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.


IV. REPORTING AND ACCOUNTABILITY


A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.


B. REQUIRED REPORTS


- EACH COVERED OFFICER MUST:


- Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.


- Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.


- THE CHIEF LEGAL OFFICER MUST:

- report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;


- report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.


C. INVESTIGATION PROCEDURES


The Funds will follow these procedures in investigating and enforcing this
Code:


- INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.


- INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.


- STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.


- VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.


- The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.


V. OTHER POLICIES AND PROCEDURES


This Code shall be the sole code of ethics adopted by the Funds for purposes of
Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.


VI. AMENDMENTS


Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.


VII. CONFIDENTIALITY AND DOCUMENT RETENTION


The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent

Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.


Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.


Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.


Approved and adopted by the Board of Trustees of USAA Life Investment Trust:
August 20, 2003.


Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.


Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.


Approved and adopted as amended by the Board of Trustees of USAA Life Investment Trust: December 8, 2005.


Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.


Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 13, 2006.


Approved and adopted by IMCO's Code of Ethics Committee: August 28, 2007.


Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.


Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust: September 19, 2008.


Approved and adopted by the Investment Code of Ethics Committee: August 17,
2009.


Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.


Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.


Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.


Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.


Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.


Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.


Approved and adopted by the Investment Code of Ethics Committee: August 23,
2013


Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013


Approved and adopted by the Investment Code of Ethics Committee: August 27,
2014


Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 24, 2014


Approved and adopted by the Investment Code of Ethics Committee: August 24,
2015


Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 22, 2015


                                  APPENDIX A
                                COVERED OFFICERS


PRESIDENT
TREASURER


(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.


(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant: USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2016


By:* /s/ Daniel J. Mavico
Daniel J. Mavico
Assistant Secretary


Date: 09/27/2016


By:   /s/ Daniel S. McNamara       Date: 09/27/2016
      Daniel S. McNamara
      President
By:   /s/ Roberto Galindo, Jr.     Date: 09/27/2016
      Roberto Galindo, Jr.
      Treasurer

*Print the name and title of each signing officer under his or her signature.